                                                                    Exhibit 10.1



                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

------------------------------------------
IN RE: DIET DRUGS
(PHENTERMINE/FENFLURAMINE/
DEXFENFLURAMINE) PRODUCTS LIABILITY                        MDL NO. 1203
LITIGATION

------------------------------------------
THIS DOCUMENT RELATES TO: SHEILA
BROWN, ET AL. V. AMERICAN HOME                             CIVIL ACTION
PRODUCTS CORPORATION                                       No. 99-20593
------------------------------------------

                            SEVENTH AMENDMENT TO THE
                             NATIONWIDE CLASS ACTION
                            SETTLEMENT AGREEMENT WITH
                             AMERICAN HOME PRODUCTS
                                   CORPORATION

Dated July 21, 2004

                                TABLE OF CONTENTS

I.       DEFINITIONS....................................................................................         1

                  A.       Incorporation of Settlement Agreement Definitions and
                           Section References...........................................................         1

                  B.       Additional Defined Terms.....................................................         2

II.      SEVENTH AMENDMENT .............................................................................        20

III.     CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT................................................        21

                  A.       Categories of Class Members..................................................        21

                  B.       Derivative Claimants.........................................................        23

                  C.       Progression During Pendency of the Seventh
                           Amendment....................................................................        24

IV.      APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT, MEDICAL REVIEW
         CONSULTING COMMITTEE, AND THE SALC.............................................................        26

                  A.       The Fund Administrator.......................................................        26

                  B.       The Escrow Agent.............................................................        26

                  C.       The Medical Review Coordinating Committee....................................        27

                  D.       The Seventh Amendment Liaison Committee......................................        27

                  E.       Immunity From Liability......................................................        28

V.       THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S ADDITIONAL FINANCIAL
         OBLIGATIONS; AND OTHER PROVISIONS..............................................................        31

                  A.       Supplemental Class Settlement Fund...........................................        31

                  B.       Use of Funds Before Final Judicial Approval of the
                           Seventh Amendment............................................................        33

                  C.       Notice.......................................................................        33

                  D.       Return of Funds..............................................................        34

                  E.       Impact of Final Judicial Approval of the Seventh
                           Amendment....................................................................        34

                  F.       Compensatory Damages.........................................................        35

                  G.       Authorization Applications...................................................        35

                  H.       Authorization Orders ........................................................        36

VI.      SECURITY ARRANGEMENTS RELATING TO THE SEVENTH AMENDMENT........................................        37

                  A.       Seventh Amendment Security Fund..............................................        37

                  B.       Purpose of the Seventh Amendment Security Fund ..............................        37

                  C.       Impact of No Final Judicial Approval ........................................        37

                  D.       Withdrawals by Wyeth from the Seventh Amendment
                           Security Fund................................................................        37

                  E.       Security for Wyeth's Guarantee...............................................        38

VII.     BENEFITS FOR CATEGORY ONE CLASS MEMBERS........................................................        39

                  A.       Benefits Subject to Medical Review...........................................        39

                  B.       Minimum Payment Amount ......................................................        44

                  C.       Category Two Election by a Category One Class
                           Member.......................................................................        45

                  D.       Timing and Condition of Payments ............................................        46

VIII.    BENEFITS FOR CATEGORY TWO CLASS MEMBERS........................................................        47

                  A.       Category Two Payment.........................................................        47

                  B.       Administration of Category Two Payments......................................        47

                  C.       Timing of Category Two Payments..............................................        49

                  D.       Condition of Category Two Payments...........................................        49

IX.      BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND CATEGORY TWO CLASS MEMBERS.........................        51

                  A.       Seventh Amendment Matrix Compensation Benefits...............................        51

                  B.       Funding for Seventh Amendment Matrix Compensation
                           Benefits, Effect on MAFBA, and Guarantee by Wyeth............................        53

                  C.       Funding of Supplemental Claims When MAFBA Reaches
                           $255,000,000.................................................................        54

                  D.       Eligibility List.............................................................        54

                  E.       No Preclusion................................................................        54

X.       EFFECT OF THE SEVENTH AMENDMENT ON CASH/MEDICAL SERVICES BENEFITS OF CATEGORY
         ONE CLASS MEMBERS AND CATEGORY TWO
         CLASS MEMBERS..................................................................................        56

                  A.       Category One Class Members...................................................        56

                  B.       Category Two Election by Category One Class Member...........................        57

                  C.       Category Two Class Members ..................................................        57

                  D.       Category One Class Members and Category Two Class
                           Members Who Do Not Qualify for Cash/Medical Services Benefits................        58

XI.      OTHER EFFECTS OF THE SEVENTH AMENDMENT. .......................................................        59

                  A.       Termination of Opt-Out Rights................................................        59

                  B.       Matrix Compensation Benefits Under the Seventh
                           Amendment....................................................................        59

                  C.       Release and Covenant Not to Sue..............................................        60

                  D.       Credits......................................................................        61

XII.     SEVENTH AMENDMENT OPT-OUT......................................................................        62

                  A.       Seventh Amendment Opt-Out....................................................        62

                  B.       Method of Exercise...........................................................        62

                  C.       Effect of Opt-Out............................................................        62

                  D.       Derivative Claimants ........................................................        63

                  E.       Revocation of Seventh Amendment Opt-Out .....................................        63

                  F.       Seventh Amendment Opt-Out List...............................................        63

XIII.    SEVENTH AMENDMENT WALKAWAY RIGHT...............................................................        65

                  A.       Walkaway Period..............................................................        65

                  B.       Walkaway Right ..............................................................        65

                  C.       Method of Exercise...........................................................        65

XIV.     PROCEDURES TO BECOME ELIGIBLE FOR INCLUSION IN CATEGORY ONE AFTER THE EXECUTION DATE...........        66

                  A.       Initial Category One Class List..............................................        66

                  B.       Class Members who Previously Exercised Initial,
                           Intermediate, or Back-End Opt-Outs...........................................        66

                  C.       Inclusion in Category One After the Execution Date  .........................        67

                  D.       Amended and Final Category One Class List....................................        68

                  E.       Disputes.....................................................................        69

XV.      ADMINISTRATION OF BENEFIT CLAIMS PAYABLE FROM THE
         SUPPLEMENTAL CLASS SETTLEMENT FUND.............................................................        70

                  A.       General......................................................................        70

                  B.       Proof Requirements...........................................................        70

                  C.       Access to Trust Files........................................................        73

                  D.       Access to Trust Database.....................................................        74

                  E.       Trust Cooperation............................................................        74

                  F.       Technical Deficiencies.......................................................        74

                  G.       Proof of Diet Drug Use.......................................................        74

                  H.       Echocardiograms..............................................................        75

                  I.       Qualified Cardiology Centers.................................................        75

                  J.       Role of the MRCC.............................................................        75

                  K.       Challenges...................................................................        76

                  L.       No Contact with Participating Physicians or the MRCC.........................        76

                  M.       Medical Review...............................................................        76

                  N.       Category One Class Members Found Payable by the
                           Trust........................................................................        77

                  O.       Relative Payment Value.......................................................        77

                  P.       Interim Distributions........................................................        77

                  Q.       Payment of Interim Distributions.............................................        78

                  R.       Individual Payment Amount....................................................        78

                  S.       Distribution of Proceeds.....................................................        79

                  T.       Attorneys' Fees..............................................................        80

                  U.       Distribution of Category Two Payment ........................................        81

                  V.       Distribution of Minimum Payment Amount.......................................        81

                  W.       Subrogation and Other Third Party Payor Claims...............................        81

XVI.     REMEDIES IN THE EVENT OF A BREACH BY WYETH.....................................................        85

                  A.       Notice of Default............................................................        85

                  B.       Order of Default.............................................................        85

XVII.    PRELIMINARY APPROVAL; STAY OF PROCEEDINGS DURING THE OBJECTION/OPT-OUT PERIOD..................        86

                  A.       Preliminary Approval Order...................................................        86

                  B.       Stay of Appeals.  ...........................................................        90

XVIII.   JURISDICTION, EFFECT ON OTHER PROCEEDINGS,  AND
                  REMEDIES..............................................................................        91

                  A.       Dismissals of Proceedings....................................................        91

                  B.       Enforcement Actions..........................................................        91

                  C.       Conditions...................................................................        91

                  D.       Retained Jurisdiction .......................................................        94

XIX.     OTHER PROVISIONS...............................................................................        95

                  A.       Method of Transmission of Notices............................................        95

                  B.       Recipients of Notices........................................................        95

                  C.       Change in Recipients ........................................................        97

                  D.       Confidential Information.....................................................        97

                  E.       No Admissions................................................................        97

                  F.       Wyeth Cooperation............................................................        97

                  G.       Access by Wyeth .............................................................        97

                  H.       Survival of Terms............................................................        98

                  I.       Administrative Deadlines.....................................................        98

                  J.       Seventh Amendment Term Sheet.................................................        98

                  K.       Headings.....................................................................        98

                  L.       Counterparts.................................................................        99

                                TABLE OF EXHIBITS

                 DESCRIPTION                                                EXHIBIT
                 -----------                                                -------
Seventh Amendment Term Sheet                                                    A

Initial Category One Class List                                                 B

Seventh Amendment Security Fund Agreement                                       C

Notice Regarding Endorsements on Payments                                       D

Category Two Election Form                                                      E

Release and Covenant Not To Sue                                                 F

Seventh Amendment Opt-Out Form                                                  G

Matters Subject to Stays in District Court                                      H

Matters Subject to Stays in the Court of Appeals                                I

Pre-Stay Payable PADL Order                                                     J

Parallel Processing Program                                                     K

Notice to Class Members                                                         L

Motion and Memorandum to Extend Stays in Court of Appeals                       M

                SEVENTH AMENDMENT TO THE NATIONWIDE CLASS ACTION
                SETTLEMENT AGREEMENT WITH AMERICAN HOME PRODUCTS
                                   CORPORATION

      Class Counsel and Wyeth (the "Parties") agree that the Nationwide Class Action Settlement Agreement with American Home Products Corporation, as previously amended (the "Settlement Agreement"), is further amended by this Seventh Amendment, subject to the conditions, and effective at such time as, set forth below.

I.    DEFINITIONS.

      A. INCORPORATION OF SETTLEMENT AGREEMENT DEFINITIONS AND SECTION
REFERENCES.

            1. When used in the Seventh Amendment, the capitalized terms used in the Settlement Agreement shall have the same meaning as in the Settlement Agreement.

=======================================

I.    DEFINITIONS.

            2. References to a "Section" refer to Sections of the Seventh Amendment, unless otherwise specified.

      B. ADDITIONAL DEFINED TERMS. For purposes of the Seventh Amendment, these capitalized terms shall have these meanings:

            1.    "Additional Post-FJA Deposit(s)" is defined in Section V.A.4.

            2. "Age at First Diagnosis" means the age of the Diet Drug Recipient (whose condition forms the basis of the claim) as of the date that a High Threshold Condition or Low Threshold Condition is first diagnosed.

            3. "Alternative Causation Factors" means, for claims seeking Benefits Subject to Medical Review:

                  a. With respect to a Matrix Claim (or any part of a Matrix Claim) based on the aortic valve:

                        (1) Any of the following congenital aortic valve abnormalities: unicuspid, bicuspid or quadricuspid aortic valve, ventricular septal defect associated with aortic regurgitation;

                        (2) Aortic dissection involving the aortic root and/or aortic valve;

                        (3) Aortic sclerosis in people who are > or = 60 years old as of the time they are first diagnosed as FDA Positive;

                        (4)   Aortic root dilatation > 5.0 cm;

                        (5) Aortic stenosis with an aortic valve area < 1.0 square centimeter by the Continuity Equation.

=======================================

I.    DEFINITIONS.

                  b. With respect to a Matrix Claim (or any part of a Matrix Claim) based on the mitral valve:

                        (1)   Any of these congenital mitral valve
                              abnormalities: parachute valve, and/or cleft of the mitral valve associated with atrial septal defect;

                        (2)   Mitral Valve Prolapse;

                        (3) Chordae tendineae rupture or papillary muscle rupture, or acute myocardial infarction associated with acute mitral regurgitation;

                        (4)   Mitral annular calcification;

                        (5) M-Mode and 2-D echocardiographic evidence of rheumatic mitral valves (doming of the anterior leaflet and/or anterior motion of the posterior leaflet and/or commissural fusion); and/or

                        (6) Diagnosis of Mild Mitral Regurgitation and not Moderate Mitral Regurgitation or Severe Mitral Regurgitation by the end of the Screening Period.

                  c. With respect to Matrix Claims based in whole or in part on the aortic and/or mitral valve(s): heart valve surgery prior to Diet Drug use on the valve that is the basis of the Matrix Claim (or any part of the Matrix Claim), as determined from a review of the Relevant Echocardiogram.

                  The presence or absence of the medical conditions contained in this definition of Alternative Causation Factors is to be determined solely by review of the Class Member's echocardiographic evidence. Such factors as age and dates of relevant events may be determined from other information submitted by the Class Member.

=======================================

I.    DEFINITIONS.

            4. "Amended and Final Category One Class List" is the final list of Diet Drug Recipients (or their Representative Claimants) who have been determined to be Category One Class Members after the close of the Seventh Amendment Opt-Out/Objection Period.

            5. "Attesting Physician" means the physician who signed Part II of the Green Form as part of a Matrix Claim by or on behalf of a Class Member.

            6. "Audit" shall mean the medical evaluation of claims by a Trust Auditing Cardiologist pursuant to section VI.E of the Settlement Agreement.

            7.    "Authorization Application" is defined in Section V.G.

            8.    "Authorization Order" is defined in Section V.H.

            9.    "Balance of the Individual Payment Amount" is defined in
                  Section XV.R.3.

            10. "Benefits Subject to Medical Review" means those benefits described in Sections VII.A.1-7, which may be payable to Category One Class Members based on the Medical Review process described in Section XV.

            11. "Cash/Medical Services Benefit" means the Additional Medical Services or Cash benefit described in section IV.A.1.c and/or section IV.A.2.c of the Settlement Agreement.

            12.   "Category One" is defined in Section III.A.1.

            13. "Category One Class Member(s)" means Class Members who meet the criteria for inclusion in Category One.

            14.   "Category Two" is defined in Section III.A.2.

=======================================

I.    DEFINITIONS.

            15. "Category Two Class Member(s)" means Class Members who meet the criteria for inclusion in Category Two, as defined in Sections III.A.2.a-g.

            16. "Category Two Election Amount" means an amount equal to $2,000 multiplied by the number of Diet Drug Recipients (or Representative Claimants) identified on the Category Two Election Certification. In the event that more than 6,400 Diet Drug Recipients (or Representative Claimants) are identified on the Category Two Election Certification, then the Category Two Election Amount shall include an additional amount computed by multiplying $5,500 times the number of Diet Drug Recipients (or Representative Claimants) identified on the Category Two Election Certification and then subtracting $35,000,000 from the product of such multiplication.

            17. "Category Two Election Certification" is defined in Section VII.C.3.

            18.   "Category Two Election Form" is defined in Section VII.C.2.

            19. "Category Two Payment" means the $2,000 payment to eligible Category Two Class Members as set forth in Section VIII.A.1.

            20.   "Category Two Payment List" is defined in Section VIII.B.1.

            21. "Common Benefit Percentage" means the percentage, if any, determined by the Court on a preliminary basis (to facilitate distribution of the Individual Payment Amounts without awaiting full adjudication of any fee application or dispute) or final basis before final distribution pursuant to Section XV.R, of the Individual Payment Amounts payable to Category One Class Members who are entitled to receive Benefits Subject to Medical Review:

                  a. Which the Court determines should be allocated and/or paid as common benefit fees to attorneys for professional

=======================================

I.    DEFINITIONS.

                        services that are found by the Court to be of "common benefit" to Category One Class Members; and

                  b. Which may represent an allocable share of or reimbursement to the Fund B Attorneys' Fees Account, a percentage of the Supplemental Class Settlement Fund, or both, as determined by the Court in accordance with applicable law.

            22.   "Common Benefit Percentage Amount" is defined in Section
                  XV.R.1.

            23.   "Eligibility List" is defined in Section IX.D.

            24. "Enforcement Actions" means civil actions by the Trust, Wyeth, their successors and/or assigns, against any person or entity, including, without limitation, Attesting Physicians, claimants' attorneys, and Class Members, to recover benefits, including, without limitation, Matrix Compensation Benefits paid by the Trust on or before the Execution Date and/or on a Pre-Stay Payable PADL, costs of administration and investigation, and any compensatory and/or punitive damages with respect to the payment and/or processing of Matrix Compensation Benefits paid by the Trust on or before the Execution Date and/or with respect to any Pre-Stay Payable PADL claims made to and/or processed by the Trust. Use of evidence regarding Matrix Compensation Benefits paid by the Trust on or before the Execution Date and/or on a Pre-Stay Payable PADL in any action or proceeding other than an Enforcement Action shall not be considered as within this definition of Enforcement Actions. Actions that are based on or arise from (i) claims submitted by Class Members who have exercised a Seventh Amendment Opt-Out; (ii) claims for Seventh Amendment Matrix Compensation Benefits; and (iii) Supplemental Claims do not constitute Enforcement Actions as defined in this Seventh Amendment. Without limiting the generality of the foregoing, Enforcement Actions include the

=======================================

I.    DEFINITIONS.

                  civil actions entitled AHP Settlement Trust v. Linda Crouse, M.D., et al., Civil Action No. 03-5252 (E.D. Pa.), and AHP Settlement Trust v. Richard L. Mueller, M.D., Civil Action No. 03-6163 (E.D. Pa.).

            25.   "Escrow Agent" is defined in Section IV.B.

            26. "Examining Physician" means a Board-Certified Cardiologist, a Board-Certified Cardiothoracic Surgeon, or a Qualified Physician, who (i) has treated the Diet Drug Recipient for any of the conditions that form the basis of the Matrix Claim or
                  (ii) demonstrates to the Trust the same familiarity with the Diet Drug Recipient's medical condition, and applying normal clinical practice standards, as a physician who has treated the Diet Drug Recipient for any of the conditions that form the basis of the Matrix Claim.

            27.   "Execution Date" means July 21, 2004.

            28. "Final Judicial Approval of the Seventh Amendment" refers to the approval of the Seventh Amendment by the Court and such approval becoming final by the exhaustion of all appeals (including petitions for writ of certiorari to the United States Supreme Court), if any, without substantial modification of the order or orders granting such approval. Final Judicial Approval of the Seventh Amendment shall be deemed not to have been obtained if Trial Court Approval of the Seventh Amendment is denied and the period for appealing such denial has expired without any such appeal having been taken.

            29. "Fund Administrator" means the person appointed by the Court to process benefit claims by Category One Class Members under the Seventh Amendment, as defined in Section IV.A.

            30. "High Matrix Level Qualifying Factors" is defined as the original requirements of section IV.B.2.c(3), (4) and (5) of the

=======================================

I.    DEFINITIONS.

                  Settlement Agreement, except as modified and/or clarified as follows:

                  a. With respect to any claim for Matrix Level III, IV, or V benefits that is based, in whole or in part, on surgery to repair or replace the aortic and/or mitral valve(s), "High Matrix Level Qualifying Factors" means that the Diet Drug Recipient actually had surgery to repair or replace the valve or valves that were found to have FDA Positive regurgitation or Mild Mitral Regurgitation before the end of the Screening Period and that is/are the basis of the claim.

                  b. With respect to any claim for Matrix Level IV or V benefits that is based, in whole or in part, on ineligibility due to medical reasons for surgery to repair or replace the aortic and/or mitral valve(s), "High Matrix Level Qualifying Factors" means that the Diet Drug Recipient had ACC/AHA Class I indications for surgery as described in the Settlement Agreement, but was ineligible for surgery due to medical reasons (other than acute conditions that merely require a postponement of surgery), as documented contemporaneously in the Diet Drug Recipient's medical records by the attending Board-Certified Cardiothoracic Surgeon or Board-Certified Cardiologist and certified to under penalty of perjury by an Examining Physician. The valve or valves that is/are the basis for the Matrix Level IV or V claim must have been found to have FDA Positive regurgitation or Mild Mitral Regurgitation before the end of the Screening Period.

                  c. "High Matrix Level Qualifying Factors" do not include the circumstances described in section IV.B.2.c(3)(b) of the Settlement Agreement except to the extent necessary to qualify for Matrix Compensation Benefits at Matrix

=======================================

I.    DEFINITIONS.

                        Level IV or Matrix Level V, as limited by Section I.B.30.b.

                  d. For any claim for Matrix Level III, IV, or V benefits that is based on complications of left atrial enlargement with chronic atrial fibrillation, "High Matrix Level Qualifying Factors" means:

                        (1)   Left atrial supero-inferior systolic dimension >
                              5.3 cm (apical four chamber view) or an abnormal left atrial antero-posterior systolic dimension >
                              4.0 cm (parasternal long axis view) measured by 2-D directed M-mode or 2-D echocardiography using sites of measurement recommended by the American Society of Echocardiography;

                        (2)   Chronic atrial fibrillation; and

                        (3) A statement under penalty of perjury from an Examining Physician, along with contemporaneous medical records, that establish to a reasonable degree of medical certainty and to the reasonable satisfaction of a Trust Auditing Cardiologist, that the Diet Drug Recipient's left atrial enlargement and chronic atrial fibrillation/flutter were a direct consequence of Moderate Mitral Regurgitation or Severe Mitral Regurgitation.

                  e. For any claim on Matrix Level V(c) under section IV.B.2.c(5)(c) of the Settlement Agreement, "High Matrix Level Qualifying Factors" means, in addition to the requirements of section IV.B.2.c(5)(c), that the conditions of the Diet Drug Recipient would have qualified for Matrix Compensation Benefits under Matrix Level I or II as defined in the Settlement Agreement as it existed before the Execution Date,

=======================================

I.    DEFINITIONS.

                        and/or under the requirements of Matrix Level III, IV, or V, as modified and/or clarified in this Section I.B.30.

                  f. For any claim for Matrix Level III, IV, or V benefits, "High Matrix Level Qualifying Factors" means that the Echocardiogram Tape or Disk relied upon by the Class Member to qualify the claim complies with the criteria and requirements for Echocardiograms provided in the Settlement Agreement as it existed before the Execution Date, including the requirements that any copy of the Echocardiogram Tape or Disk:

                        (1) Must be of sufficient quality that a Cardiologist with Level 2 or 3 competency in echocardiography can reliably ascertain the presence or absence of each of the factors that is relevant to the claim; and

                        (2) With respect to any claim based on Mitral Regurgitation, the copy must comply with the requirements set forth in Section XV.B.2.b(2).

                  g. If a copy of any Echocardiogram Tape or Disk that supports a claim for Seventh Amendment Matrix Compensation Benefits complies with Section I.B.30.f, the existence of those "High Matrix Level Qualifying Factors" that depend on echocardiographic evidence shall be determined in Audit based on such Echocardiogram Tape(s) or Disk(s) without regard to: (i) whether the Echocardiogram Tape or Disk (or any copy thereof) was allegedly obtained without adequate physician supervision; (ii) the identity of the person or entity that performed the Echocardiogram; or (iii) the identity of the attorney(s) representing the claimant; provided, however, that nothing contained in this Section shall prevent the Trust from contesting the validity of any Echocardiogram Tape or Disk where there is substantial evidence that such Tape or Disk constitutes

=======================================

I.    DEFINITIONS.

                        or contains a material misrepresentation of fact under
                        section VI.E of the Settlement Agreement. Lack of adequate physician supervision with respect to an Echocardiogram Tape or Disk shall not constitute a material misrepresentation of fact for this purpose.

            31.   "High Threshold Condition" means:

                  a. Moderate Aortic Regurgitation with one or more of the following complicating factors:

                        (1) Abnormal left ventricular end-systolic dimension > 50 mm by M-mode or 2-D echocardiography or abnormal left ventricular end-diastolic dimension > 70 mm as measured by M-mode or 2-D echocardiography; and/or

                        (2)   Ejection fraction of < 50%; and/or

                  b.    Severe Aortic Regurgitation; and/or

                  c. Severe Mitral Regurgitation with one or more of the following complicating factors:

                        (1) Pulmonary hypertension secondary to valvular heart disease with peak systolic pulmonary artery pressure > 40 mm Hg measured by cardiac catheterization or with a peak systolic pulmonary artery pressure > 45 mm Hg measured by Doppler echocardiography, at rest, utilizing standard procedures described in section IV.B.2.c(2)(a)(i) of the Settlement Agreement and assuming a right atrial pressure of 10 mm Hg;

                        (2) Abnormal left ventricular end-systolic dimension > or = 45 mm by M-mode or 2-D Echocardiogram;
                              and/or -

=======================================

I.    DEFINITIONS.

                              (3) Ejection fraction of < 50%.

            32.   "Individual Payment Amount" is defined in Section VII.A.7.

            33. "Initial Category One Class List" is the list appended as Exhibit "B" to this Seventh Amendment and defined in Section XIV.A.

            34.   "Initial Deposit" is defined in Section V.A.1.

            35.   "Initial Post-FJA Deposit" is defined in Section V.A.3.

            36.   "Initial Review" is defined in Section XV.M.

            37.   "Interim Distribution" is defined in Section XV.P.

            38.   "Intermediate Deposit" is defined in Section V.A.2.

            39.   "Low Threshold Condition" means one or more of the following:

                  a. Severe Mitral Regurgitation and no High Threshold complicating factors as defined in Section I.B.31.c;

                  b. FDA Positive valvular regurgitation with bacterial endocarditis contracted after commencement of Diet Drug use;

                  c. Moderate Mitral Regurgitation with one or more of the following:

                        (1) Pulmonary hypertension secondary to valvular heart disease with peak systolic pulmonary artery pressure > 40 mm Hg measured by cardiac catheterization or with a peak systolic pulmonary artery pressure > 45 mm Hg measured by Doppler echocardiography, at rest, utilizing standard

=======================================

I.    DEFINITIONS.

                              procedures and assuming a right atrial pressure of 10 mm Hg; or

                        (2) Abnormal left atrial supero-inferior systolic dimension > 5.3 cm (apical four chamber view) or abnormal left atrial antero-posterior systolic dimension > 4.0 cm (parasternal long axis view) measured by 2-D directed M-mode or 2-D echocardiography with normal sinus rhythm using sites of measurement recommended by the American Society of Echocardiography; or

                        (3) Abnormal left ventricular end-systolic dimension > or = 45 mm by M-mode or 2-D Echocardiogram; and/or -

                        (4)   Ejection fraction of < or = 60%.

                  40. "Matrix Claim" means a claim of a Class Member seeking Matrix Compensation Benefits under section IV.B of the Settlement Agreement.

                  41.   "Matrix Election Payment" is defined in Section VII.C.5.

                  42.   "Medical Review" is described in Section XV.M.

                  43. "Medical Review Coordinating Committee" or "MRCC" is defined in Section IV.C.

                  44. "Minimum Payment Amount" means $2,000, as further defined in Section VII.B.1.

                  45. "Moderate Aortic Regurgitation" or " Moderate AR" means FDA Positive regurgitation of the aortic heart valve in which the ratio between the regurgitant jet height and the left ventricular outflow tract height (JH/LVOTH) is > or = 25% and < or = 49%, as determined by color flow Doppler echocardiography

=======================================

I.    DEFINITIONS.

                        using the methods described by Singh(1), and as further described in the Settlement Agreement.

                  46. "Moderate Mitral Regurgitation" or "Moderate MR" means FDA Positive regurgitation of the mitral heart valve in which the ratio between the regurgitant jet area and the left atrial area (RJA/LAA) is > or = 20% and < or = 40%, as determined by color flow Doppler echocardiography using the methods described by Singh, and as further described in the Settlement Agreement.

                  47.   "Net Matrix Amount" is defined in Section IX.A.2.

                  48. "Net Supplemental Class Settlement Fund Amount" is defined in Section VII.A.7.

                  49. "Notice of Default" is the notice that the Fund Administrator and/or the Trust is required to provide to Wyeth under Section XVI.A in the event of a default in Wyeth's obligation to deposit security under Section VI.

                  50.   "Participating Physicians" is defined in Section XV.I.

                  51. "Preliminary Approval" means the entry of an order in conformity with Section XVII.A.

                  52. "Pre-Stay Payable PADL" means a Post-Audit Determination Letter issued pursuant to Rules 12 through 17 of the Rules for the Audit of Matrix Compensation Claims approved by the Court in Pretrial Order No. 2807, a notice issued pursuant to paragraph 6 of Court Approved Procedure ("CAP") No. 4, and/or a Post-Audit Determination Letter issued pursuant to section IV.A or IV.B of the Policies and Procedures for Audit

---------------------

      (1) J. P. Singh, et al., Prevalence of Clinical Determinants of Mitral, Tricuspid and Aortic Regurgitation (The Framingham Heart Study), 83 AM. J. CARDIOLOGY 897, 898 (1999) (hereinafter "Singh").

=======================================

I.    DEFINITIONS.

                        and Disposition of Matrix Compensation Claims in Audit approved by the Court in Pretrial Order No. 2457, which meets all of the following criteria:

                        a. It was issued by the Trust on or before May 6, 2004;

                        b. It was issued after a Trust Audit in which the Auditing Cardiologist determined that there was a reasonable medical basis for a Matrix Claim;

                        c. It was issued with respect to a claim for Matrix Level I or Matrix Level II benefits; and

                        d. The affected Class Member(s) has not received any payment based on the Audit outcome with respect to the Matrix Claim as of the Execution Date.

                  53.   "QCC Report" is defined in Section XV.I.

                  54.   "Qualified Cardiology Centers" is defined in Section
                        XV.I.

                  55.   "Relative Payment Grid" is defined in Section VII.A.2.

                  56. "Relative Payment Grid Levels" are described in Sections VII.A.3-4.

                  57.   "Relative Payment Value" is defined in Sections
                        VII.A.5-6.

                  58. "Releasing Parties" means each Category One Class Member and each Category Two Class Member, including Derivative Claimants, who does not timely and properly exercise a Seventh Amendment Opt-Out, individually and for his or her heirs, beneficiaries, agents, estates, executors, administrators, personal representatives, attorneys, successors and assigns (and/or if the Class Member is a legal representative of another person, in that capacity).

=======================================

I.    DEFINITIONS.

                  59.   "Relevant Echocardiogram" means an Echocardiogram:

                        a. Performed before the end of the Screening Period, which demonstrates FDA Positive regurgitation or Mild Mitral Regurgitation;

                        b. On the Diet Drug Recipient whose medical condition forms the basis of the Matrix Claim;

                        c. After the Diet Drug Recipient's ingestion of Diet Drugs;

                        d. As the single Echocardiogram on which the Class Member has based a claim that a Diet Drug Recipient had the Matrix Level condition claimed by the Attesting Physician in Part II of the Green Form submitted in support of the Matrix Claim.

                        Where a Class Member has had an Echocardiogram performed after Diet Drug use and before the end of the Screening Period which demonstrates FDA Positive regurgitation or Mild Mitral Regurgitation but which does not otherwise demonstrate either a High Threshold Condition or a Low Threshold Condition, then solely for purposes of determining whether a Category One Class Member is entitled to Benefits Subject to Medical Review, a "Relevant Echocardiogram" also includes the single additional Echocardiogram that purportedly demonstrates the remaining elements of either a High Threshold Condition or a Low Threshold Condition, provided that such Echocardiogram complies with Section I.B.59.b and c.

                  60. "Revoked Opt-Out" means an Initial Opt-Out, Intermediate Opt-Out, and/or Back-End Opt-Out of a Class Member who has requested that Wyeth consent to revocation of the opt-out, and whose request Wyeth has granted by written notice to the Class Member.

=======================================

I.    DEFINITIONS.

                  61.   "Second Review" is defined in Section XV.M.

                  62. "Settlement Agreement" means the Nationwide Class Action Settlement Agreement with American Home Products Corporation (now Wyeth by corporate name change as of March 11, 2002), as amended through and including the Sixth Amendment approved by the Court on March 12, 2003, in PTO No. 2778.

                  63. "Seventh Amendment Liaison Committee" or "SALC" is defined in Section IV.D.

                  64. "Seventh Amendment Matrix Compensation Benefits" means those Matrix Compensation Benefits which may be paid or claimed for High Matrix Level Qualifying Factors to or by Category One Class Members or Category Two Class Members in accordance with the terms of the Seventh Amendment.

                  65. "Seventh Amendment Opt-Out/Objection Period" means the 60-day period, or such other period established by the Court, within which Category One Class Members and Category Two Class Members may object to or opt out of this Seventh Amendment, as defined in Section XII.

                  66.   "Seventh Amendment Security Fund" is defined in Section
                        VI.

                  67. "Seventh Amendment Walkaway Right" is defined in Section XIII.B.

                  68. "Severe Aortic Regurgitation" or "Severe AR" means FDA Positive regurgitation of the aortic heart valve, in which the ratio between the regurgitant jet height and the left ventricular outflow tract height (JH/LVOTH) is > 49%, as determined by color flow Doppler echocardiography using the methods described by Singh, and as further described in the Settlement Agreement.

=======================================

I.    DEFINITIONS.

                  69. "Severe Mitral Regurgitation" or "Severe MR" means FDA Positive regurgitation of the mitral heart valve in which the ratio between the regurgitant jet area and the left atrial area (RJA/LAA) is > 40% as determined by color flow Doppler echocardiography using the methods described by Singh, and as further described in the Settlement Agreement.

                  70. "Supplemental Claim" means a claim for incremental Matrix Compensation Benefits under section IV.C.3 of the Settlement Agreement by a Class Member (other than a Category One Class Member or a Category Two Class Member) who was paid Matrix Compensation Benefits on any Matrix Level by the Trust.

                  71.   "Supplemental Class Settlement Fund" is defined in
                        Section V.A.

                  72.   "Third Party Payor" is defined in Section XV.W.

                  73. "Trial Court Approval of the Seventh Amendment" means entry of an order or orders by the Court approving the Seventh Amendment, which satisfy the conditions specified in Section XVIII.C.7.

                  74. "Trust" means the AHP Settlement Trust established pursuant to the Settlement Agreement and also shall mean "Trustees and/or Claims Administrator."

                  75. "Trust Determination Denying Matrix Benefits" means that as of May 6, 2004, the Trust had issued a Post-Audit Determination Letter and/or a Final Post-Audit Determination Letter on a Matrix Claim (under the Audit Rules approved by PTO No. 2457 and/or by PTO No. 2807), informing the Class Member that the Trust had determined that the Class Member is not entitled to payment of any Matrix Compensation Benefits regardless of whether as of May 6, 2004: (i) the time for the Class Member to Contest a Post-Audit Determination Letter

=======================================

I.    DEFINITIONS.

                        had expired; (ii) the claim was subject to a Contest by the Class Member; (iii) the time for the Class Member to dispute a Final Post-Audit Determination Letter had expired; (iv) the claim was subject to dispute by the Class Member; (v) the claim was the subject of an Application for Show Cause Order; and/or (vi) the claim was the subject of an Order to Show Cause.

                  76.   "Walkaway Period" is defined in Section XIII.A.

=======================================

I.    DEFINITIONS.

II.   SEVENTH AMENDMENT.

      Immediately upon Final Judicial Approval of the Seventh Amendment, it shall become effective as the Seventh Amendment to the Settlement Agreement.

=======================================

II.   SEVENTH AMENDMENT.

III.  CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT.

      A. CATEGORIES OF CLASS MEMBERS. This Seventh Amendment applies to two categories of Diet Drug Recipients (or their Representative Claimants), as follows:

            1. "Category One" consists of all Diet Drug Recipients (or their Representative Claimants) who:

                  a. Have signed a Pink Form, a Blue Form, and/or Part I of a Green Form, and submitted it to the Trust on or before May 3, 2003, and/or on whose behalf a Green Form Part II was substantially completed as further described in
                        Section III.A.1.b(2), signed and submitted by an Attesting Physician to the Trust on or before May 3, 2003; and

                  b. (i) In the case of any Class Members who have exercised an Initial, Intermediate, or Back-End Opt-Out right under the Settlement Agreement, have submitted a Green Form to the Trust before May 6, 2004, and (ii) in the case of any other Class Member, have submitted a Green Form to the Trust, or pursuant to Section XIV.C.4, submits a Green Form to the Trust before the end of the Seventh Amendment Opt-Out/Objection Period:

                        (1) In which Part I was signed by the Class Member and in which Part II was signed by an Attesting Physician; and

                        (2) In which the unaudited answers provided by the Attesting Physician in Part II of the Green Form contain sufficient information on medical conditions to support a claim for Matrix Compensation Benefits on Matrix Level I and/or Matrix Level II of the Settlement Agreement, but which do not support a claim on Matrix Level III,

=======================================

III.  CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT.

                              Matrix Level IV, or Matrix Level V of the
                              Settlement Agreement; and

                  c. Have not received payment of any Matrix Compensation Benefits from the Trust; and

                  d. Have not received, on or before the Execution Date, a Trust Determination Denying Matrix Benefits on the Green Form referred to in Section III.A.1.b; and

                  e.    Have not been the subject of a Pre-Stay Payable PADL;
                        and

                  f. Have not signed an individual release of claims arising from the use of Diet Drugs, and/or have not been the subject of a final order dismissing with prejudice an action relating to injuries arising from the use of Diet Drugs, unless such order expressly preserves the Class Member's ability to seek benefits under the Settlement Agreement.

            2. "Category Two" consists of all Diet Drug Recipients (or their Representative Claimants) who:

                  a.    Have submitted a signed Pink Form, Blue Form, Green Form
                        Part I, Green Form Part II, and/or Gray Form to the Trust on or before May 3, 2003, or who presently have a good faith belief that they timely registered for benefits under the Settlement Agreement and are determined by the Court to have been timely registered for benefits under the terms of the Settlement Agreement as it existed before the Seventh Amendment; and

                  b. Have been diagnosed as having Mild Mitral Regurgitation or FDA Positive regurgitation after Diet Drug use and by the end of the Screening Period; and

=======================================

III.  CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT.

                  c. Have not filed a Green Form Part II with the Trust on or before the end of the Seventh Amendment Opt-Out/Objection Period in which the unaudited answers provided by the Attesting Physician in the Green Form
                        Part II contain sufficient information on medical conditions to support a claim for Matrix Compensation Benefits on Matrix Level III, Matrix Level IV, or Matrix Level V of the Settlement Agreement; and

                  d. Have not received payment of any Matrix Compensation Benefits from the Trust; and

                  e.    Are not members of Category One; and

                  f. Have not exercised or attempted to exercise an Initial Opt-Out, Intermediate Opt-Out, or Back-End Opt-Out, unless that opt-out is a Revoked Opt-Out; and

                  g. Have not signed an individual release of claims arising from the use of Diet Drugs, and/or have not been the subject of a final order dismissing with prejudice an action relating to injuries arising from the use of Diet Drugs, unless such order expressly preserves the Class Member's ability to seek benefits under the Settlement Agreement.

      B. DERIVATIVE CLAIMANTS. The Derivative Claimants of Diet Drug Recipients (or their Representative Claimants) in Category One or Category Two shall receive benefits from Category One or Category Two only: (i) if they would have been eligible for Matrix Compensation Benefits under the Settlement Agreement; and if so, (ii) only as expressly provided in this Seventh Amendment. As to all actions under the Seventh Amendment, the Diet Drug Recipient's (or the Representative Claimant's) action or failure to act shall be binding on the associated Derivative Claimant(s) of that Diet Drug Recipient (or Representative Claimant).

=======================================

III.  CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT.

      C. PROGRESSION DURING PENDENCY OF THE SEVENTH AMENDMENT.

            1. If the valvular heart disease of a Diet Drug Recipient who is a Category One Class Member or Category Two Class Member progresses such that the Diet Drug Recipient becomes qualified for payment of Matrix Compensation Benefits on Matrix Level III, Matrix Level IV, or Matrix Level V of the Settlement Agreement and demonstrates High Matrix Level Qualifying Factors after the Execution Date but before Final Judicial Approval of the Seventh Amendment, then the Diet Drug Recipient's claim shall be processed pursuant to this Section III.C.

            2. For this purpose, notwithstanding any stay on Trust processing of Matrix Claims submitted by Category One Class Members or Category Two Class Members pending Final Judicial Approval of the Seventh Amendment, the Trust shall process claims by Category One Class Members or Category Two Class Members who submit to the Trust a Green Form Part II signed by an Attesting Physician, in which the unaudited answers by the Attesting Physician contain sufficient information on medical conditions to support a claim for Matrix Compensation Benefits on Matrix Level III, Matrix Level IV, or Matrix Level V of the Settlement Agreement, with High Matrix Level Qualifying Factors. If the Trust determines that the Diet Drug Recipient satisfies these conditions and is eligible for Matrix Compensation Benefits on Matrix Level III, Matrix Level IV, or Matrix Level V of the Settlement Agreement, with High Matrix Level Qualifying Factors, the Trust shall pay such benefits from the Settlement Fund in accordance with the Settlement Agreement. If the Trust determines that the Diet Drug Recipient does not satisfy these conditions, the claim shall return to its classification before submission of a claim for Matrix Level III, IV, or V benefits, as a Category One Class Member or a Category Two Class Member claim.

=======================================

III.  CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT.

            3. Upon Final Judicial Approval of the Seventh Amendment, the Fund Administrator shall subject to the Medical Review process the claim of each Class Member whose claim is determined by the Trust to satisfy the conditions in Section III.C.2. If the Fund Administrator determines that such Class Member is eligible for Benefits Subject to Medical Review, the Fund Administrator shall calculate the Individual Payment Amount that such Class Member would have received from the Fund Administrator as a Category One Class Member and remit that amount to the Trust. For this purpose:

                  a. The Trust shall furnish a copy of the Relevant Echocardiogram for each such Class Member to the Fund Administrator together with a copy of the claim file maintained by the Trust with respect to such Class Member;

                  b. The Medical Review process shall consist of a review of the Relevant Echocardiogram furnished by the Trust to the Fund Administrator; and

                  c. The Fund Administrator shall determine whether such Class Member is eligible for Benefits Subject to Medical Review based on the results of such review process and the information contained in the claim file furnished to the Fund Administrator by the Trust. Class Members are not required to provide information to the Fund Administrator unless specifically requested by the Fund Administrator to do so.

=======================================

III.  CLASS MEMBERS SUBJECT TO THIS SEVENTH AMENDMENT.

IV. APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT, MEDICAL REVIEW CONSULTING COMMITTEE, AND THE SALC.

      A. THE FUND ADMINISTRATOR.

            1. Within 14 days after the Execution Date, Class Counsel and the SALC jointly shall nominate Heffler, Radetich & Saitta, L.L.P., for appointment by the Court to serve as "Fund Administrator" for purposes of administering the terms of the Seventh Amendment pursuant to the terms of a Fund Administrator Agreement to be approved by the Court.

            2. If Heffler, Radetich & Saitta, L.L.P., is not appointed as Fund Administrator or becomes unable or unwilling to serve, then Class Counsel and the SALC jointly shall recommend appointment of another natural person, corporation, or other entity to serve as Fund Administrator, and upon appointment by the Court, such natural person, corporation, or other entity thereafter shall serve as Fund Administrator.

            3. Except as set forth in Section IV.A.2, the Fund Administrator may be removed or replaced only by order of the Court for good cause shown.

      B. THE ESCROW AGENT.

            1. Within 14 days after the Execution Date, Class Counsel and the SALC jointly shall nominate PNC Bank, N.A., for appointment by the Court to serve as "Escrow Agent" for purposes of receiving, investing, and disbursing the Supplemental Class Settlement Fund (as defined in Section V.A) pursuant to the terms of an escrow agreement in a form approved by the Court.

            2. If PNC Bank, N.A., is not appointed as Escrow Agent or becomes unable or unwilling to serve, then Class Counsel and the SALC jointly shall recommend appointment of another

=======================================

IV.   APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT,
      MEDICAL REVIEW CONSULTING COMMITTEE, AND THE SALC.

                  financial institution to serve as Escrow Agent, and upon appointment by the Court, such financial institution thereafter shall serve as Escrow Agent.

            3. Except as set forth in Section IV.B.2, the Escrow Agent may be removed or replaced only by order of the Court for good cause shown.

      C. THE MEDICAL REVIEW COORDINATING COMMITTEE.

            1. The Medical Review Coordinating Committee ("MRCC") shall consist of three Board-Certified Cardiologists with Level 3 training in echocardiography, who shall be appointed by the Court. Within 14 days after the Execution Date, Class Counsel and the SALC jointly shall nominate Dean Karalis, M.D., F.A.C.C., Gregg Reis, M.D., F.A.C.C., and Frank Silvestry, M.D., F.A.C.C., jointly to serve as members of the MRCC pursuant to the terms of an agreement in a form approved by the Court.

            2. If any physician proposed for membership in the MRCC is not appointed or if any physician appointed to the MRCC becomes unable or unwilling to serve on the MRCC, then Class Counsel and the SALC jointly shall recommend appointment of another Board-Certified Cardiologist with Level 3 training in echocardiography and, upon appointment by the Court, such physician thereafter shall serve as a member of the MRCC.

            3. Except as set forth in Section IV.C.2, the members of the MRCC may be removed or replaced only by order of the Court for good cause shown.

      D. THE SEVENTH AMENDMENT LIAISON COMMITTEE.

            1. The Seventh Amendment Liaison Committee ("SALC") shall assist in the implementation of this Seventh Amendment as

=======================================

IV.   APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT,
      MEDICAL REVIEW CONSULTING COMMITTEE, AND THE SALC.

                  liaison between counsel for Category One Class Members and Category Two Class Members, on the one hand, and Class Counsel, Wyeth and the Court, on the other hand. Subject to approval of the Court, the SALC shall consist of the following attorneys, all of whom represent Category One Class Members and Category Two Class Members and who assisted in the negotiation and finalization of the Seventh Amendment: Jerry Alexander, Esquire; James Doyle, Esquire; Tony Martinez, Esquire; Ellen Presby, Esquire; and Wayne Spivey, Esquire, who shall serve as chair of the Committee.

            2. A member of the SALC may be removed or replaced only by order of the Court for good cause shown.

            3. The members of the SALC shall be entitled to participate in any common benefit fee which may be awarded by the Court with respect to activities of common benefit in creating, negotiating, obtaining Trial Court Approval of the Seventh Amendment and Final Judicial Approval of the Seventh Amendment, and administering and otherwise implementing the Seventh Amendment.

            4. The Parties explicitly acknowledge that the SALC does not act in a representative capacity on behalf of the Class.

      E. IMMUNITY FROM LIABILITY.

            1. The Fund Administrator, the Escrow Agent, the MRCC, and the Participating Physicians (as defined in Section XV.I) shall have no liability to any person for any act or transaction taken by them in good faith pursuant to the terms of this Seventh Amendment and/or any procedure, document, rule, or agreement arising from this Seventh Amendment, and shall be entitled to qualified judicial immunity for any action reported to the Court in an Authorization Application (as defined in

=======================================

IV.   APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT,
      MEDICAL REVIEW CONSULTING COMMITTEE, AND THE SALC.

                  Section V.G) and approved by the Court in an Authorization Order (as defined in Section V.H).

            2. The Fund Administrator, the Escrow Agent, the MRCC and the Participating Physicians shall be indemnified by the Supplemental Class Settlement Fund with respect to the costs of defending against, and with respect to any and all liability based on, any claim arising from any act, omission or transaction by them in good faith pursuant to the terms of this Seventh Amendment and/or any procedure, document, rule, or agreement arising from this Seventh Amendment.

            3. Wyeth shall have no liability or responsibility for any of the actions or omissions of the Fund Administrator, the Escrow Agent, the MRCC, the Participating Physicians, the SALC, Class Counsel, or any agent or contractor of the Supplemental Class Settlement Fund, and none of the foregoing shall have any recourse against Wyeth for any claim against them based upon such actions or omissions.

            4. The Fund Administrator shall use its best efforts to procure and maintain commercially reasonable amounts and types of insurance against any liability asserted against or incurred by the Fund Administrator, the Escrow Agent, the MRCC, and the Participating Physicians, in such capacities or arising from their status under the Seventh Amendment, and to provide the indemnification required under this Section IV.E. Such insurance shall be maintained for a period of time at least equal to any statute of limitations periods applicable to potential claims against these parties. The Fund Administrator shall apply to the Court for an order approving the amount and type of coverage it intends to obtain. In the event that the Fund Administrator is unable to obtain such insurance by a date which is 30 days after the date of Trial Court Approval of the Seventh Amendment, then the Fund Administrator shall apply to the Court for an order permitting it to proceed without

=======================================

IV.   APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT,
      MEDICAL REVIEW CONSULTING COMMITTEE, AND THE SALC.

                  obtaining insurance. Wyeth shall have the right to be heard in connection with any application to the Court pertaining to such insurance.

            5. If the Supplemental Class Settlement Fund has insufficient funds to satisfy any uninsured or underinsured indemnity obligation to the Fund Administrator, the Escrow Agent, the MRCC, and the Participating Physicians pursuant to Section IV.E.2, then upon application and good cause shown, the Court may authorize the Settlement Fund to indemnify them with respect to the costs of defending against, and with respect to any and all liability based on, any claim arising from any act or failure to act, in good faith, pursuant to the terms of this Seventh Amendment and/or any procedure, document, rule, or agreement arising from this Seventh Amendment. Wyeth and the Trust shall have the right to be heard in connection with any such good cause application to the Court.

            6. The order(s) appointing the Fund Administrator, the Escrow Agent, and the MRCC shall include terms sufficient to effectuate the provisions of Section IV.E.

=======================================

IV.   APPOINTMENT OF THE FUND ADMINISTRATOR, ESCROW AGENT,
      MEDICAL REVIEW CONSULTING COMMITTEE, AND THE SALC.

V. THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

      A. SUPPLEMENTAL CLASS SETTLEMENT FUND. A "Supplemental Class Settlement Fund" shall be established to receive a total amount of $1,275,000,000 for the benefit of Category One Class Members, to be paid by Wyeth to the Escrow Agent subject to the conditions set forth in this Seventh Amendment, as follows:

            1. Within ten Business Days after the date of Preliminary Approval of the Seventh Amendment, Wyeth shall pay to the Escrow Agent an "Initial Deposit" in the amount of $5,000,000.

            2. Within five Business Days after the date of Trial Court Approval of the Seventh Amendment, Wyeth shall pay to the Escrow Agent an "Intermediate Deposit" in the amount of $20,000,000. If needed by the Fund Administrator (for the purposes identified in Section V.B) after payment by Wyeth of the Intermediate Deposit and before payment by Wyeth of the Initial Post-FJA Deposit (under Section V.A.3), Wyeth shall pay to the Escrow Agent, within five Business Days after Wyeth's receipt of a written request by the Fund Administrator, such amounts as are reasonably requested by the Fund Administrator, up to a total amount of $25,000,000, in addition to the Initial Deposit and the Intermediate Deposit.

            3. Within five Business Days after the date of Final Judicial Approval of the Seventh Amendment, Wyeth shall pay to the Escrow Agent an "Initial Post-FJA Deposit" of $400,000,000.

            4. After payment of the Initial Post-FJA Deposit, Wyeth shall pay the Escrow Agent "Additional Post-FJA Deposits," up to a total of $1,275,000,000, less the Initial Deposit, the Intermediate Deposit, the Initial Post-FJA Deposit, and any other amounts previously paid by Wyeth to the Escrow Agent under this

=======================================

V.    THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S
      ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

                  Seventh Amendment, and less the Category Two Election Amount, in such installments as the Fund Administrator shall reasonably request, to fund the payment of benefits to Category One Class Members and associated costs of administration, subject to the terms of this Seventh Amendment, with such payments to be made to the Escrow Agent within five Business Days after Wyeth's receipt of a written request by the Fund Administrator for payment of such an Additional Post-FJA Deposit. Prior to making such written request, the Fund Administrator shall determine the Category Two Election Amount and inform Wyeth of the credit to which it is entitled as a result thereof.

            5. The Initial Deposit, Intermediate Deposit, Initial Post-FJA Deposit, Additional Post-FJA Deposits, and any other payments made by Wyeth to the Escrow Agent under Section V.A, collectively, shall comprise the Supplemental Class Settlement Fund and shall be available and shall be used to pay those benefits to which Category One Class Members are entitled under this Seventh Amendment (and all deductions from or payments relating to such benefits), and the associated costs of administration of such benefits.

            6.    Wyeth's payment of funds to the Escrow Agent under this
                  Section V.A shall be in addition to any of its payment obligations under section III.C of the Settlement Agreement and shall not reduce the Maximum Available Fund B Amount under section I.1 of the Settlement Agreement.

            7. Wyeth shall have no financial obligations to the Supplemental Class Settlement Fund other than as explicitly set forth in
                  Section V.A.

            8. Wyeth shall have no responsibility for the management or administration of the Supplemental Class Settlement Fund or any liability to any Class Members arising from the processing

=======================================

V.    THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S
      ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

                  of claims by the Fund Administrator and/or the management of the Supplemental Class Settlement Fund.

            9. All payments by Wyeth to the Escrow Agent under Section V.A shall be made by wire transfer.

      B. USE OF FUNDS BEFORE FINAL JUDICIAL APPROVAL OF THE SEVENTH AMENDMENT. Before Final Judicial Approval of the Seventh Amendment, the funds paid by Wyeth to the Escrow Agent under Section V.A may be used to:

            1. Pay such expenses as may be reasonably necessary to establish a mechanism to administer the payment of benefits to Category One Class Members, including payment of appropriate professional fees to attorneys, accountants, health care providers, insurers, consultants, and other vendors and service providers; and

            2. Establish Qualified Cardiology Centers (as defined in Section XV.I), to receive and process information and Relevant Echocardiograms from Category One Class Members, to have such information and Echocardiograms reviewed by the Qualified Cardiology Centers, to obtain QCC Reports (as defined in
                  Section XV.I) and to perform all other administrative activities described in Section XV so that Benefits Subject to Medical Review (as defined in Section I.B.10) may promptly be paid to eligible Class Members as soon after Final Judicial Approval of the Seventh Amendment as is reasonably practicable; and

            3. Pay all state and federal income and other taxes or fees of any kind applicable to the Supplemental Class Settlement Fund.

      C. NOTICE.

            1. The Parties shall carry out the printing and mailing of a Notice of the Seventh Amendment, in a form approved by the Court,

=======================================

V.    THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S
      ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

                  to all Class Members who have ever registered or purported to register with the Trust or who have submitted any type of form to the Trust (including Class Members who have exercised or attempted to exercise any right of opt-out) and to all known attorneys representing such Class Members, at the addresses reflected in the most recent version of the Trust's database made available to the Parties at the time Notice is disseminated.

            2. Where an attorney represents more than one registered Class Member, it shall be sufficient to provide that attorney with a single copy of the Notice.

            3. The Notice shall also be posted on the website maintained by the Trust and the official MDL 1203 website.

            4. The Trust shall pay the costs of any such Notice out of the Settlement Fund.

      D. RETURN OF FUNDS. If: (i) Wyeth exercises its Seventh Amendment Walkaway Right (as defined in Section XIII.B); (ii) Trial Court Approval of the Seventh Amendment does not occur; or (iii) Final Judicial Approval of the Seventh Amendment does not occur, then within 30 days after such an event, the Escrow Agent shall return to Wyeth a sum equal to the Initial and Intermediate Deposits, and any other payments by Wyeth to the Escrow Agent before such event, together with the interest and other income accrued thereon, less all expenses reasonably paid or incurred before such event by the Fund Administrator pursuant to Section V.B.

      E. IMPACT OF FINAL JUDICIAL APPROVAL OF THE SEVENTH AMENDMENT. If Final Judicial Approval of the Seventh Amendment occurs:

            1. Immediately upon the date of Final Judicial Approval of the Seventh Amendment, the Supplemental Class Settlement Fund shall become non-reversionary and all funds paid by Wyeth to the Escrow Agent by such time shall become irrevocable and not subject to repayment to Wyeth, in whole or in part.

=======================================

V.    THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S
      ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

            2. The Supplemental Class Settlement Fund shall be structured and managed to qualify as a Qualified Settlement Fund under section 468B of the Internal Revenue Code of 1986, as Amended (the "Code"), and related regulations, and the documents establishing the Supplemental Class Settlement Fund shall contain customary provisions for such funds, including the obligation to make tax filings and to provide to Wyeth information to permit Wyeth to report properly for tax purposes.

            3. All income earned on monies held by the Escrow Agent on behalf of the Supplemental Class Settlement Fund shall remain the property of the Supplemental Class Settlement Fund. The Supplemental Class Settlement Fund shall be responsible for the reporting and payment of all state and federal income and other taxes or fees of any kind applicable to the Supplemental Class Settlement Fund. Wyeth shall have no responsibility for any such matters.

      F. COMPENSATORY DAMAGES. The Parties agree that all of the amounts paid to Class Members from the Supplemental Class Settlement Fund will be paid as alleged damages (other than punitive damages) on account of personal physical injuries or physical sickness of Class Members as described in section 104(a)(2) of the Code.

      G. AUTHORIZATION APPLICATIONS. The Fund Administrator shall not at any time pay any expenses or make any benefit distributions to Category One Class Members without prior approval by the Court. At such intervals as the Fund Administrator determines are appropriate or as otherwise directed by the Court, the Fund Administrator shall prepare and submit to the Court an application for authorization ("Authorization Application") to pay the reasonable expenses incurred for the administration of this Seventh Amendment and to distribute the benefits (including any Interim Distributions) determined to be due to Category One Class Members under the terms of this Seventh Amendment, and in such application shall set forth the basis for the action for which authorization is sought. In addition, the Fund Administrator shall prepare and submit such an

=======================================

V.    THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S
      ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

Authorization Application to the Court before incurring any obligation relating to administration costs for payments to any single person or entity, which are reasonably expected to total more than $1,000,000 in the aggregate. The Fund Administrator shall serve a copy of each Authorization Application on Class Counsel, Wyeth, and the SALC.

      H. AUTHORIZATION ORDERS. The Escrow Agent shall make payments and distributions from the Supplemental Class Settlement Fund to the extent expressly ordered by the Court ("Authorization Order") in response to the Authorization Applications submitted by the Fund Administrator.

=======================================

V.    THE SUPPLEMENTAL CLASS SETTLEMENT FUND; WYETH'S
      ADDITIONAL FINANCIAL OBLIGATIONS; AND OTHER PROVISIONS.

VI.   SECURITY ARRANGEMENTS RELATING TO THE SEVENTH AMENDMENT.

      A. SEVENTH AMENDMENT SECURITY FUND. Within ten Business Days after the date of Trial Court Approval of the Seventh Amendment, Wyeth shall establish and thereafter maintain a Seventh Amendment Security Fund consisting of cash and/or Permitted Investments in an amount that is equal to that portion of the Supplemental Class Settlement Fund that remains unpaid by Wyeth as of such date, pursuant to the terms of the Seventh Amendment Security Fund Agreement, substantially in the form attached as Exhibit "C" to this Seventh Amendment, with such changes as agreed upon by the Parties.

      B. PURPOSE OF THE SEVENTH AMENDMENT SECURITY FUND. The Seventh Amendment Security Fund shall secure Wyeth's obligation to make deposits into the Supplemental Class Settlement Fund as required in Section V.A and to make deposits to fund the payment of Seventh Amendment Matrix Compensation Benefits pursuant to the provisions of Section IX.

      C. IMPACT OF NO FINAL JUDICIAL APPROVAL. If Final Judicial Approval of the Seventh Amendment does not occur for any reason, the Seventh Amendment Security Fund shall be terminated and all cash and Permitted Investments, and retained income thereon, if any, shall be returned to Wyeth.

      D. WITHDRAWALS BY WYETH FROM THE SEVENTH AMENDMENT SECURITY FUND. If at any time the balance of the Seventh Amendment Security Fund is greater than 100% of the amount of Wyeth's unpaid obligation to the Supplemental Class Settlement Fund under Section V.A, Wyeth may withdraw, at its option, free of any lien, cash and/or Permitted Investments from the Seventh Amendment Security Fund, provided that:

            1. The balance in the Seventh Amendment Security Fund must at all times equal or exceed 100% of the amount of Wyeth's unpaid obligation to the Supplemental Class Settlement Fund under
                  Section V.A;

            2. Wyeth may make such withdrawals no more frequently than once monthly; and

=======================================

VI.   SECURITY ARRANGEMENTS RELATING TO THE
      SEVENTH AMENDMENT.

            3. At any time that the balance of the Seventh Amendment Security Fund is equal to or less than $255,000,000, no further withdrawals by Wyeth shall be permitted. Wyeth shall maintain the Seventh Amendment Security Fund balance at $255,000,000 and replenish the balance to such level if it should fall below $255,000,000 for any reason. The provisions of this Section shall apply until termination of the Seventh Amendment Security Fund under Section VI.E.2.

      E. SECURITY FOR WYETH'S GUARANTEE.

            1. At such time as the Fund Administrator has substantially completed the distribution of the Supplemental Class Settlement Fund to Category One Class Members, the Trust shall have a non-subordinated, perfected security interest in the assets on deposit in the Seventh Amendment Security Fund to secure Wyeth's deposit obligations to fund payment of Seventh Amendment Matrix Compensation Benefits pursuant to Section IX.

            2. The security required by this Section VI and the lien of the Supplemental Class Settlement Fund and/or the Trust shall terminate entirely on June 30, 2012, and any amounts remaining in the Seventh Amendment Security Fund for this purpose at that time shall be returned to Wyeth.

=======================================

VI.   SECURITY ARRANGEMENTS RELATING TO THE
      SEVENTH AMENDMENT.

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

      A. BENEFITS SUBJECT TO MEDICAL REVIEW. Subject to all provisions of this Seventh Amendment, Category One Class Members shall be eligible to receive Benefits Subject to Medical Review as follows:

            1. Each Category One Class Member shall receive monetary benefits from the Supplemental Class Settlement Fund in accordance with the medical condition of the Diet Drug Recipient whose medical condition forms the basis of the claim as determined by the Medical Review process specified in Section XV.

            2. For purposes of determining what portion of the Supplemental Class Settlement Fund is payable to Category One Class Members who are entitled to payment of Benefits Subject to Medical Review, a "Relative Payment Grid" is established as follows:

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

                        > or = 61 DAYS OF DIET DRUG USE                      < or = 60 DAYS OF DIET DRUG USE
A                  ----------------------------------------              --------------------------------------
G                  HIGH THRESHOLD             LOW THRESHOLD              HIGH THRESHOLD              LOW THRESHOD
E                    GRID LEVEL                 GRID LEVEL                 GRID LEVEL                 GRID LEVE
                   ALPHA (SYMBOL)             BETA (SYMBOL)              DELTA (SYMBOL)            EPSILON (SYMBOL)
A
T   < or = 24         100.00                     33.54                       20.00                     6.71

F
I   25-29              95.00                     31.87                       19.00                     6.37
R
S   30-34              90.25                     30.27                       18.05                     6.05
T
    35-39              85.74                     28.76                       17.15                     5.75
D
I   40-44              81.45                     27.32                       16.29                     5.46
A
G   45-49              77.38                     25.95                       15.48                     5.19
N
O   50-54              73.51                     24.66                       14.70                     4.93
S
I   55-59              69.83                     23.42                       13.97                     4.68
S
    60-64              66.34                     22.25                       13.27                     4.45

    65-69              59.71                     20.03                       11.94                     4.01

    70-79              29.85                     10.01                       5.97                      2.00

            3. This Relative Payment Grid describes the relative value of the claims of Category One Class Members based on the level of severity of the Diet Drug Recipient's medical condition, whether the Diet Drug Recipient used Diet Drugs for 61 days or more, and the Age at First Diagnosis of the Diet Drug Recipient for each "Relative Payment Grid Level."

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

            4. The Relative Payment Grid Levels, the medical conditions, and the period of Diet Drug use that determine which Relative Payment Grid Level is applicable to a Category One Class Member are as follows:

                  a. Relative Payment Grid Level "Alpha" (SYMBOL) is the Level applicable to each Category One Class Member whose claim is based on the ingestion of Diet Drugs by a Diet Drug Recipient:

                        (1)   Who ingested Diet Drugs for 61 days or more;

                        (2) Whose Relevant Echocardiogram (or other qualifying medical procedure) demonstrates one or more High Threshold Conditions; and

                        (3) Whose claim is not subject to any Alternative Causation Factor.

                  b. Relative Payment Grid Level "Beta" (SYMBOL) is the Level applicable to each Category One Class Member whose claim is based on the ingestion of Diet Drugs by a Diet Drug
                        Recipient:

                        (1)   Who ingested Diet Drugs for 61 days or more;

                        (2) Whose Relevant Echocardiogram (or other qualifying medical procedure) demonstrates one or more Low Threshold Conditions; and

                        (3) Whose claim is not subject to any Alternative Causation Factor.

                  c. Relative Payment Grid Level "Delta" (SYMBOL) is the Level applicable to each Category One Class Member whose claim is based on the ingestion of Diet Drugs by a Diet Drug Recipient:

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

                        (1) Who ingested Diet Drugs for fewer than 61 days and/or whose claim is subject to one or more Alternative Causation Factors; and

                        (2) Whose Relevant Echocardiogram (or other qualifying medical procedure) demonstrates one or more High Threshold Conditions.

                  d. Relative Payment Grid Level "Epsilon" (SYMBOL) is the Level applicable to each Category One Class Member whose claim is based on the ingestion of Diet Drugs by a Diet Drug Recipient:

                        (1) Who ingested Diet Drugs for fewer than 61 days and/or whose claim is subject to one or more Alternative Causation Factors; and

                        (2) Whose Relevant Echocardiogram (or other qualifying medical procedure) demonstrates one or more Low Threshold Conditions.

            5. Based upon the Medical Review process, the Fund Administrator shall determine the Relative Payment Grid Level and Age at First Diagnosis for each Category One Class Member who has been found eligible to receive Benefits Subject to Medical Review, and shall fix the Relative Payment Value for each such Class Member at the amount specified by the Relative Payment Grid in the cell formed by the intersection between the Relative Payment Grid Level and Age at First Diagnosis as determined for each such Class Member, as further defined in Sections VII.A.2-4.

            6. Where the medical condition of a Diet Drug Recipient, as determined in the Medical Review process, satisfies the criteria for more than one Grid Level, then the Relative Payment Value for claims arising from the medical condition of that Diet Drug Recipient shall be the single highest value on the Relative

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

                  Payment Grid for which the Class Member qualifies and shall exclude all lower values for which the Class Member qualifies on the Relative Payment Grid.

            7. Each Category One Class Member who is a Diet Drug Recipient (or Representative Claimant) and who is eligible to receive Benefits Subject to Medical Review shall receive from the Supplemental Class Settlement Fund an amount of money - the "Individual Payment Amount" - determined by applying to the Net Supplemental Class Settlement Fund Amount (as defined in this Section) a fraction, the numerator of which is the Relative Payment Value determined for that Class Member and the denominator of which is the total of all Relative Payment Values for all Category One Class Members whom the Fund Administrator has determined are entitled to receive Benefits Subject to Medical Review and Category One Class Members who progress during the pendency of the Seventh Amendment pursuant to Section III.C. Payment of each Individual Payment Amount shall be subject to the provisions of Section XV, including the provisions for deductions for payments of counsel fees, common benefit fees, reimbursements of out-of-pocket expenses advanced by counsel, subrogation claims, payments to Derivative Claimants and the like. For purposes of this Section, the "Net Supplemental Class Settlement Fund Amount" is $1,275,000,000, plus any interest accrued on the Supplemental Class Settlement Fund, and less the following amounts:

                  a. The costs and expenses reasonably incurred by the Fund Administrator to administer the benefits provided for in this Seventh Amendment, including the payment of any applicable taxes and an appropriate reserve for any potential uninsured or underinsured liabilities, as well as for costs and expenses that the Fund Administrator reasonably expects to incur after the date on which the Net Supplemental Class Settlement Fund Amount is finally determined; and

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

                  b. All amounts that have been paid and/or reserved for payment of Minimum Payment Amounts (as defined in Section VII.B) and all amounts that have been paid and/or reserved for payment under Section III.C.2 and 3; and

                  c.    The Category Two Election Amount.

            8. In connection with the filing of any Authorization Application that is based in whole or in part on the computation of the Net Supplemental Class Settlement Fund Amount, Wyeth shall have an opportunity to be heard before the Court concerning any matter related to the computation of that amount.

      B. MINIMUM PAYMENT AMOUNT.

            1. The Fund Administrator shall pay from the Supplemental Class Settlement Fund the sum of $2,000 as the "Minimum Payment Amount" to any Category One Class Member (other than a Derivative Claimant) who has furnished to the Fund Administrator proof of Diet Drug use in accordance with section VI.C.2.d of the Settlement Agreement, but who is found by the Fund Administrator to be ineligible to receive Benefits Subject to Medical Review as a result of the Medical Review process, a failure timely to submit or complete a claim, or otherwise. Category One Class Members who receive the Minimum Payment Amount shall not be entitled to any other payment from the Supplemental Class Settlement Fund. Derivative Claimants shall not be entitled to a Minimum Payment Amount or any portion of a Minimum Payment Amount.

            2. When transmitting a Minimum Payment Amount to a Category One Class Member, the Fund Administrator shall notify the Category One Class Member, using the form of notice attached as Exhibit "D" to this Seventh Amendment, that the endorsement of the payment instrument constitutes agreement

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

                  to the release, subrogation and other provisions of this Seventh Amendment, and the Fund Administrator shall place a legend on each payment instrument advising that endorsement constitutes agreement to such terms, as follows: "Endorsement of this check confirms the release of claims and covenant not to sue in accordance with the Seventh Amendment to the Settlement Agreement."

      C. CATEGORY TWO ELECTION BY A CATEGORY ONE CLASS MEMBER.

            1. A Diet Drug Recipient (or Representative Claimant) who is identified on the Initial Category One Class List or who otherwise qualified for inclusion on such list as of the Execution Date and who elects, at any time before a date which is 120 days after the end of the Seventh Amendment Opt-Out/Objection Period, to withdraw the Matrix Claim that placed the Class Member in Category One, shall receive benefits as a Category Two Class Member.

            2. This election is to be made by completing, executing, and delivering to the Fund Administrator the Category Two Election Form appended as Exhibit "E" to this Seventh Amendment.

            3. Within 30 days after Trial Court Approval of the Seventh Amendment, the Fund Administrator shall provide to Wyeth and the Trust a written certification identifying each Diet Drug Recipient (or Representative Claimant) who is a Category One Class Member and who has executed a Category Two Election Form ("Category Two Election Certification").

            4. Within 30 days after Final Judicial Approval of the Seventh Amendment, Wyeth shall pay the Trust, for deposit into the Settlement Fund, an amount equal to $2,000 multiplied by the number of Diet Drug Recipients (or Representative Claimants) identified on the Category Two Election Certification. The payment of that amount by Wyeth to the Trust shall not operate

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

                  to reduce or otherwise be credited in reduction of the Maximum Available Fund B Amount.

            5. Within 30 days after receiving the deposit of the payment referenced in Section VII.C.4, the Trust shall pay to each Diet Drug Recipient (or Representative Claimant) identified in the Category Two Election Certification the sum of $2,000 as a "Matrix Election Payment." Class Members who receive the Matrix Election Payment shall not receive a Category Two Payment. Derivative Claimants shall not be entitled to a Matrix Election Payment or any portion of a Matrix Election Payment.

            6.    When transmitting a Matrix Election Payment (defined in
                  Section VII.C.5) to a Category One Class Member, the Trust shall notify the Category One Class Member, using the form of notice attached as Exhibit "D" to this Seventh Amendment, that the endorsement of the payment instrument constitutes agreement to the release, subrogation and other provisions of this Seventh Amendment, and the Trust shall place a legend on each payment instrument advising that endorsement constitutes agreement to such terms, as follows: "Endorsement of this check confirms the release of claims and covenant not to sue in accordance with the Seventh Amendment to the Settlement Agreement."

            7. Wyeth shall receive a credit against its payment obligations to the Supplemental Class Settlement Fund under Section V.A in an amount equal to the Category Two Election Amount.

      D. TIMING AND CONDITION OF PAYMENTS. No payments may be paid by the Supplemental Class Settlement Fund to Category One Class Members until after Final Judicial Approval of the Seventh Amendment. After Final Judicial Approval of the Seventh Amendment, no payments other than the Minimum Payment Amount may be made by the Supplemental Class Settlement Fund to Category One Class Members unless the Fund Administrator has received from the Category One Class Member a properly executed Release and Covenant Not to Sue in the form attached as Exhibit "F."

=======================================

VII.  BENEFITS FOR CATEGORY ONE CLASS MEMBERS.

VIII. BENEFITS FOR CATEGORY TWO CLASS MEMBERS.

      A. CATEGORY TWO PAYMENT.

            1. Each Diet Drug Recipient (or Representative Claimant) who is a Category Two Class Member shall be entitled to receive a "Category Two Payment" of $2,000 from the Trust upon submission to the Trust of: (i) proof of Diet Drug use in accordance with section VI.C.2.d of the Settlement Agreement; and (ii) a properly completed Gray Form or Green Form (including a copy of the Tape or Disk of the Echocardiogram on which the claim is based) demonstrating that such Diet Drug Recipient was diagnosed by a Qualified Physician as FDA Positive or as having Mild Mitral Regurgitation by an Echocardiogram performed after the commencement of Diet Drug use and before the end of the Screening Period. Derivative Claimants shall not be entitled to a Category Two Payment or any portion of a Category Two Payment.

            2. The Category Two Payment amount shall be in addition to the Cash/Medical Services Benefit, if any, to which the Diet Drug Recipient (or Representative Claimant) may be entitled or may have received.

      B. ADMINISTRATION OF CATEGORY TWO PAYMENTS.

            1. Within 30 days after Final Judicial Approval of the Seventh Amendment, Wyeth shall furnish to the Trust, Class Counsel, and the SALC a list that identifies, by the unique Trust-assigned identification number ("DDR Number") and by claimant name, all the Class Members who appear to be Category Two Class Members as of the date of the list and who appear to qualify for the Category Two Payment (the "Category Two Payment List"), based upon Wyeth's review of the most recent version of the database that the Trust has made available to the Parties, and the underlying documents and other relevant information. Within ten days after its receipt of the Category

=======================================

VIII. BENEFITS FOR CATEGORY TWO CLASS MEMBERS.

                  Two Payment List, the Trust shall redact the names but not the DDR Numbers of Class Members from the list and shall post the list, without claimant names, on the Trust's website, in a manner that can be read and printed.

            2. No later than 60 days after Final Judicial Approval of the Seventh Amendment, the Trust shall pay a Category Two Payment to each Category Two Class Member identified on the Category Two Payment List.

            3. No later than 60 days after Final Judicial Approval of the Settlement Agreement, the Trust shall transmit a notice to every potential Category Two Class Member whose name does not appear on the Category Two Payment List, which informs such Class Members that if they are not on the list and believe they are eligible to receive a Category Two Payment from the Trust, they will not receive the Category Two Payment unless such Class Member submits or has submitted to the Trust no later than seven months after the date of Final Judicial Approval of the Seventh Amendment, all of the following:

                  a. An Echocardiogram Tape or Disk for the relevant Diet Drug Recipient, conducted after Diet Drug use and by the end of the Screening Period, and in compliance with the Settlement Agreement, showing FDA Positive regurgitation or Mild Mitral Regurgitation;

                  b. A properly completed and signed Green Form or Gray Form documenting a diagnosis of FDA Positive regurgitation or Mild Mitral Regurgitation based upon such Echocardiogram; and

                  c. Proof of Diet Drug use in accordance with section VI.C.2.d of the Settlement Agreement.

                  This notice shall also advise Category Two Class Members that if they have already furnished such information to the Trust,

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VIII. BENEFITS FOR CATEGORY TWO CLASS MEMBERS.

                  they should either furnish another copy of the information to the Trust or inform the Trust, in writing, that the information has been provided previously.

            4. Within 60 days after receiving a submission or other information from a Category Two Class Member in response to any notice sent under Section VIII.B.3, the Trust shall: (i) determine the completeness of the claim and eligibility for the Category Two Payment; (ii) resolve any claims by Class Members that they have previously furnished materials described in Section VIII.B.3; and (iii) pay the Category Two Payment to each Category Two Class Member determined to be eligible for such payment.

            5. If a Diet Drug Recipient fails timely to comply with the notice from the Trust sent under Section VIII.B.3, the Trust shall have no further obligation to process the Diet Drug Recipient's claim for a Category Two Payment, and that Diet Drug Recipient's claim for this benefit shall be extinguished.

            6. After Final Judicial Approval of the Seventh Amendment, the Trust shall include in its Settlement Fund Quarterly Notices (or such other notices as agreed upon by the Parties pursuant to section III.C.4.e of the Settlement Agreement) funds sufficient to make Category Two Payments to all Category Two Class Members determined by the Trust to be entitled to such payments by such time. Wyeth shall include such amounts in its Fund B Deposit in response to such Notice. Amounts deposited by Wyeth into the Settlement Fund for this purpose shall not reduce the Maximum Available Fund B Amount.

      C. TIMING OF CATEGORY TWO PAYMENTS. No Category Two Payments may be paid to Category Two Class Members until after Final Judicial Approval of the Seventh Amendment.

      D. CONDITION OF CATEGORY TWO PAYMENTS. When transmitting a Category Two Payment to a Category Two Class Member, the Trust shall notify

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VIII. BENEFITS FOR CATEGORY TWO CLASS MEMBERS.

the Category Two Class Member, using the form of notice attached as Exhibit "D" to this Seventh Amendment, that the endorsement of the payment instrument constitutes agreement to the release, subrogation and other provisions of this Seventh Amendment, and the Trust shall place a legend on each payment instrument advising that endorsement constitutes agreement to such terms, as follows:
"Endorsement of this check confirms the release of claims and covenant not to sue in accordance with the Seventh Amendment to the Settlement Agreement."

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VIII. BENEFITS FOR CATEGORY TWO CLASS MEMBERS.

IX.   BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND CATEGORY TWO CLASS MEMBERS.

      A. SEVENTH AMENDMENT MATRIX COMPENSATION BENEFITS. Each Category One Class Member and each Category Two Class Member shall be entitled to receive from the Trust payment of Seventh Amendment Matrix Compensation Benefits, if the Class Member qualifies as follows:

            1. Seventh Amendment Matrix Compensation Benefits shall be payable to a Category One Class Member or a Category Two Class Member if, but only if, the Trust determines after Audit of the claim and in accordance with standards and procedures then in effect under the Settlement Agreement and all applicable Court orders that:

                  a. The Diet Drug Recipient whose condition forms the basis for the claim has or had High Matrix Level Qualifying Factors that were diagnosed and occurred by the earlier of: (i) December 31, 2011; or (ii) 15 years after the date of the Diet Drug Recipient's last ingestion of Diet Drugs (as established by the proof of Diet Drug use submitted to the Trust in accordance with section VI.C.2.d of the Settlement Agreement); and

                  b. The Class Member making the claim (i) has submitted a properly completed Green Form and other documentation and materials necessary to support a claim for Seventh Amendment Matrix Compensation Benefits; (ii) qualifies for the payment of benefits on Matrix Levels III, IV or V under the terms of the Settlement Agreement as it existed before the Execution Date; and (iii) qualifies as having the High Matrix Level Qualifying Factors on the same Matrix Level for which the Class Member qualifies for benefits under the Settlement Agreement as it existed before the Execution Date.

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IX.   BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

            2. For each Category One Class Member or Category Two Class Member found to be eligible for Seventh Amendment Matrix Compensation Benefits, the Trust shall calculate as a Net Matrix Amount a sum equal to the gross amount payable to the Diet Drug Recipient or Representative Claimant and their associated Derivative Claimants, if any, on the applicable Matrix under section IV.B.2 of the Settlement Agreement, less Individual Payment Amounts, Minimum Payment Amounts, Matrix Election Payments and/or Category Two Payments paid or payable to the Class Member under the Seventh Amendment. The Trust shall distribute the Net Matrix Amount in accordance with the provisions of section VI.C.4.g of the Settlement Agreement and
                  Section XV.W.

            3. No Category One Class Member or Category Two Class Member shall be eligible for or shall receive Seventh Amendment Matrix Compensation Benefits for any conditions that were diagnosed or occurred after the earlier of: (i) December 31, 2011; or (ii) 15 years after the date of the Diet Drug Recipient's last ingestion of Diet Drugs (as established by the proof of Diet Drug use submitted to the Trust in accordance with section VI.C.2.d of the Settlement Agreement).

            4. Where the validity of a Class Member's Green Form (as distinguished from the underlying echocardiographic or medical evidence) is contested, the Class Member may submit a substitute Green Form attested to by a different Attesting Physician, under such reasonable conditions as the Trust shall prescribe, based on an Echocardiogram that otherwise complies with the requirements of the Settlement Agreement, as modified by the Seventh Amendment.

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IX.   BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

      B. FUNDING FOR SEVENTH AMENDMENT MATRIX COMPENSATION BENEFITS, EFFECT ON MAFBA, AND GUARANTEE BY WYETH.

            1. The Trust shall include in its Settlement Fund Quarterly Notices (or such other notices as agreed upon by the Parties pursuant to section III.C.4.e of the Settlement Agreement) the amounts that it is required to pay as Seventh Amendment Matrix Compensation Benefits to Category One Class Members and Category Two Class Members pursuant to Section IX.A, as well as the reasonable costs of administering claims for such benefits, and Wyeth shall include such amounts in the Fund B Deposits that it is required to make under the terms of the Settlement Agreement.

            2. Amounts included in Fund B Deposits into the Settlement Fund by Wyeth for payment of Seventh Amendment Matrix Compensation Benefits to Category One Class Members or Category Two Class Members, or for the reasonable costs of administration of such benefits, shall reduce the Maximum Available Fund B Amount under section I.1 of the Settlement Agreement. Notwithstanding the foregoing, if at any time the Maximum Available Fund B Amount has been reduced to $255,000,000, Wyeth shall continue to deposit funds into the Settlement Fund to pay Seventh Amendment Matrix Compensation Benefits to eligible Category One Class Members and Category Two Class Members, and for the reasonable costs of administration of such benefits, in accordance with this Seventh Amendment, regardless of the Maximum Available Fund B Amount at such time, and such deposits shall not reduce the Maximum Available Fund B Amount.

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IX.   BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

      C. FUNDING OF SUPPLEMENTAL CLAIMS WHEN MAFBA REACHES $255,000,000.

            1. At any time that the Maximum Available Fund B Amount is $255,000,000 or less, the Trust shall pay Matrix Compensation Benefits only with respect to claims for Seventh Amendment Matrix Compensation Benefits (to be funded in accordance with Section IX.B.2) and Supplemental Claims (to be funded in accordance with this Section).

            2. Deposits by Wyeth into the Settlement Fund for purposes of paying Matrix Compensation Benefits on Supplemental Claims and the reasonable costs of administering such benefits, shall reduce the Maximum Available Fund B Amount under section I.1 of the Settlement Agreement, regardless of whether the Maximum Available Fund B Amount is $255,000,000 or less.

      D. ELIGIBILITY LIST. The Fund Administrator shall create and maintain an "Eligibility List" containing the names and DDR Numbers of all Class Members who are entitled to receive or have received Benefits Subject to Medical Review and Minimum Payment Amounts pursuant to the terms of this Seventh Amendment, and the amount of the benefits paid or expected to be paid by the Fund Administrator to each such person, and shall assure that the Eligibility List is current and accurate and that the Trust has access to the list on an ongoing basis.

      E. NO PRECLUSION. The Trust, in computing the amount to be paid to a Category One Class Member or Category Two Class Member in relation to a claim for Seventh Amendment Matrix Compensation Benefits, is required to deduct amounts paid to such Class Members as Benefits Subject to Medical Review, Minimum Payment Amounts, Matrix Election Payments or Category Two Payments. Otherwise, the determinations and actions of the Fund Administrator on any aspect of the claim of a Category One Class Member shall have no preclusive or precedential effect of any kind on the Trust in the administration of claims for Matrix Compensation Benefits of Class Members who have exercised Seventh Amendment Opt-Outs or of claims for Seventh Amendment Matrix Compensation Benefits. The determinations and actions of the Trust on any

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IX.   BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

aspect of a claim for Cash/Medical Services Benefits of a Category One Class Member or Category Two Class Member, or on any claim for the Matrix Election Payment, or on any claim of a Category Two Class Member for the Category Two Payment, shall have no preclusive or precedential effect of any kind on the Trust in the administration of claims for Matrix Compensation Benefits of Class Members who have exercised Seventh Amendment Opt-Outs or of claims for Seventh Amendment Matrix Compensation Benefits.

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IX.   BENEFITS FOR CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

X. EFFECT OF THE SEVENTH AMENDMENT ON CASH/MEDICAL SERVICES BENEFITS OF CATEGORY ONE CLASS MEMBERS AND CATEGORY TWO CLASS MEMBERS.

      A. CATEGORY ONE CLASS MEMBERS. If not paid by the Trust on or before Final Judicial Approval of the Seventh Amendment, the payment of the Cash/Medical Services Benefit to Category One Class Members, if otherwise eligible under the Settlement Agreement, is subject to the following:

            1. Category One Class Members found eligible for Benefits Subject to Medical Review: A Diet Drug Recipient who is a Category One Class Member and whom the Fund Administrator has determined, after the Medical Review process, to be entitled to receive Benefits Subject to Medical Review from the Supplemental Class Settlement Fund, shall not receive the Cash/Medical Services Benefit from the Trust.

            2. Category One Class Members found after the Medical Review process not eligible for Benefits Subject to Medical Review:
                  Where the Fund Administrator has determined, as a result of the Medical Review process, that a Diet Drug Recipient who is a Category One Class Member (i) does not qualify to receive Benefits Subject to Medical Review, but (ii) the Relevant Echocardiogram for such Diet Drug Recipient demonstrates FDA Positive regurgitation before the end of the Screening Period, such a Category One Class Member shall be entitled to receive the Cash/Medical Services Benefit from the Trust. The Fund Administrator shall certify to the Trust in writing every 30 days the identity of such Category One Class Members who are not qualified to receive Benefits Subject to Medical Review but who have a Relevant Echocardiogram that demonstrates FDA Positive regurgitation before the end of the Screening Period. Within 30 days after receiving such certification, the Trust shall pay the Cash/Medical Services Benefit to each such Category One Class Member, based upon the proof of Diet Drug use submitted by such Category One Class Member to the

=======================================

X.    EFFECT OF THE SEVENTH AMENDMENT ON CASH/MEDICAL
      SERVICES BENEFITS OF CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

                  Trust in accordance with section VI.C.2.d of the Settlement Agreement, and without further Medical Review or Audit of the claim by the Trust. A Category One Class Member as to whom the Fund Administrator has determined as a result of the Medical Review process that the Relevant Echocardiogram does not show FDA Positive regurgitation before the end of the Screening Period, shall not receive the Cash/Medical Services Benefit, and the Trust shall not process or pay the Cash/Medical Services Benefit for any such Category One Class Member.

      B. CATEGORY TWO ELECTION BY CATEGORY ONE CLASS MEMBER. If otherwise eligible under the Settlement Agreement, a Diet Drug Recipient who is a Category One Class Member and who makes a Category Two Election shall be eligible as follows to receive Cash/Medical Services Benefits from the Trust if such Diet Drug Recipient has not previously been paid such Cash/Medical Services Benefits by the Trust. The Fund Administrator shall certify in writing, every 30 days to the Trust, the Diet Drug Recipients in Category One who make a Category Two Election. Within 60 days after Final Judicial Approval of the Seventh Amendment, the Trust shall determine the eligibility of such Class Members for the Cash/Medical Services Benefit based upon proof of Diet Drug use in accordance with section VI.C.2.d of the Settlement Agreement and a properly completed Gray Form or Green Form (including submission of an Echocardiogram Tape or Disk) demonstrating that such Class Members have FDA Positive regurgitation before the end of the Screening Period, without further Medical Review or Audit of the claim by the Trust, and either pay the Cash/Medical Services Benefit to the Class Member or inform the Class Member that the Class Member is not eligible for Cash/Medical Services Benefits.

      C. CATEGORY TWO CLASS MEMBERS. If otherwise eligible under the Settlement Agreement, a Diet Drug Recipient who is a Category Two Class Member shall be eligible as follows to receive Cash/Medical Services Benefits from the Trust if such Diet Drug Recipient has not previously been paid such Cash/Medical Services Benefits by the Trust. The Trust shall, subject to the Audit provisions of section VI.F.2 of the Settlement Agreement, determine the eligibility of such Class Members for the Cash/Medical Services Benefit based upon proof of

=======================================

X.    EFFECT OF THE SEVENTH AMENDMENT ON CASH/MEDICAL
      SERVICES BENEFITS OF CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

Diet Drug use in accordance with section VI.C.2.d of the Settlement Agreement and a properly completed Gray Form or Green Form (including submission of an Echocardiogram Tape or Disk) demonstrating that such Class Members have FDA Positive regurgitation before the end of the Screening Period, and either pay the Cash/Medical Services Benefit to the Class Member or inform the Class Member that the Class Member is not eligible for Cash/Medical Services Benefits.

      D. CATEGORY ONE CLASS MEMBERS AND CATEGORY TWO CLASS MEMBERS WHO DO NOT QUALIFY FOR CASH/MEDICAL SERVICES BENEFITS. Category One Class Members and Category Two Class Members who do not qualify to receive the Cash/Medical Services Benefit under Sections X.A.2, X.B, and X.C, are not eligible to receive the Cash/Medical Services Benefits.

=======================================

X.    EFFECT OF THE SEVENTH AMENDMENT ON CASH/MEDICAL
      SERVICES BENEFITS OF CATEGORY ONE CLASS MEMBERS AND
      CATEGORY TWO CLASS MEMBERS.

XI.   OTHER EFFECTS OF THE SEVENTH AMENDMENT.

      A. TERMINATION OF OPT-OUT RIGHTS. Upon Final Judicial Approval of the Seventh Amendment, any rights that any Category One Class Members and/or Category Two Class Members (who have not timely and properly opted-out of the Seventh Amendment) may have had to exercise a right of: (i) Intermediate Opt-Out under section IV.D.3 of the Settlement Agreement; (ii) Back-End Opt-Out under section IV.D.4 of the Settlement Agreement; (iii) Sixth Amendment Opt-Out under section IV.D.5 of the Settlement Agreement; and/or (iv) Financial Insecurity Opt-Out under section III.E.9 of the Settlement Agreement, and to pursue any opt-out claims against Wyeth and/or any Released Party in litigation or in any manner, are terminated, relinquished, permanently barred, and forever discharged.

      B. MATRIX COMPENSATION BENEFITS UNDER THE SEVENTH AMENDMENT. Upon Final Judicial Approval of the Seventh Amendment, any rights of Category One Class Members and Category Two Class Members (who have not timely and properly opted-out of the Seventh Amendment) relating to Matrix Compensation Benefits under, or otherwise arising from, section IV.B of the Settlement Agreement as it existed prior to Final Judicial Approval of the Seventh Amendment, are terminated, relinquished, permanently barred, and forever discharged, except as specifically provided in this Seventh Amendment. Upon Final Judicial Approval of the Seventh Amendment, no Class Member may pursue or receive Matrix Compensation Benefits on Matrix Level I or Matrix Level II from the Trust unless such Class
Member: (i) received Matrix Compensation Benefits on Matrix Level I before the Execution Date and is pursuing a Supplemental Claim for progression to Matrix Level II; or (ii) has timely and properly exercised a Seventh Amendment Opt-Out (that has not been revoked). Upon Final Judicial Approval of the Seventh Amendment, no Category One Class Member or Category Two Class Member (except a Class Member who has timely and properly exercised a Seventh Amendment Opt-Out) may pursue or receive Matrix Compensation Benefits at Matrix Levels III, IV or V, except as provided in Section IX.A. Receipt of an Individual Payment Amount (or any Interim Distribution) and/or of Seventh Amendment Matrix Compensation Benefits shall constitute receiving "settlement benefits from Fund B" for purposes of claims based on PPH in section I.53 of the Settlement Agreement.

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XI.   OTHER EFFECTS OF THE SEVENTH AMENDMENT.

      C. RELEASE AND COVENANT NOT TO SUE.

            1. Upon Final Judicial Approval of the Seventh Amendment, the following claims of each Releasing Party are hereby released and forever discharged: all Settled Claims against any Released Party; all claims against any Released Party arising from any acts or omissions of the Trust, its officers, agents, employees, attorneys and all other persons acting or purporting to act on the Trust's behalf; and all claims arising out of Wyeth's role in drafting, negotiating, obtaining approval of, or the administration of the Settlement Agreement. Further, each Releasing Party shall be deemed to have reaffirmed each and every release previously provided for the benefit of each and every Released Party from each and every Settled Claim, notwithstanding any event, act, transaction or thing from the beginning of the world until the Execution Date, including, without limitation, the manner in which the Settlement Agreement was negotiated, the alleged inadequacy of representation provided to Class Members in connection with the negotiation of the Settlement Agreement, the alleged inadequacy of notice provided to the Class in connection with the Settlement Agreement, the process by which the Settlement Agreement was approved, the payment of claims to Class Members not qualified to receive benefits under the Settlement Agreement, and any alleged inadequacy of funds available to the Trust to pay all claims for Matrix Compensation Benefits. This Release and Covenant Not to Sue is solely for the benefit of the Released Parties.

            2. Upon Final Judicial Approval of the Seventh Amendment, each Releasing Party shall not initiate, assert, maintain or prosecute any legal action against any Trustee, officer or employee of the Trust arising from the performance of their duties under the Settlement Agreement, as to which the Trustee and/or Trust officer or employee may have a right of indemnity from the Settlement Fund or against the Trust with respect to any such claims; provided, however, that nothing contained herein shall

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XI.   OTHER EFFECTS OF THE SEVENTH AMENDMENT.

                  preclude any Releasing Party from recovering benefits due under the Settlement Agreement as amended by the Seventh Amendment.

            3. Upon Final Judicial Approval of the Seventh Amendment, each Releasing Party shall not initiate, assert, maintain or prosecute any claim released by the foregoing clauses, seek to enforce any such right or claim, including by action, motion, appeal or any other manner, or attempt to establish a right not to be bound by the Settlement Agreement. Each Releasing Party waives and relinquishes any right under any applicable law not to be bound by the Settlement Agreement, which might be established on behalf of Class Members by action taken by any other person.

            4. Nothing in Section XI.C shall be interpreted as depriving any Category One Class Member or Category Two Class Member of the right to assert and/or enforce by appropriate legal action rights expressly provided to that Class Member by the Settlement Agreement, as amended by this Seventh Amendment.

            5. The releases and covenants contained in this Section XI.C shall become effective when the Seventh Amendment becomes effective, without any further action by the Releasing Party, notwithstanding the delivery of, or failure to deliver, the confirming individual Class Member releases and covenants not to sue, or the failure of a Class Member to negotiate or endorse the payment instrument on any payment under this Seventh Amendment.

      D. CREDITS. Upon Final Judicial Approval of the Seventh Amendment, Wyeth shall not be entitled to any Credits against the Maximum Available Fund B Amount under sections VI.D and VII.A of the Settlement Agreement, and those sections of the Settlement Agreement shall be completely void, inoperative, and of no force and effect.

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XI.   OTHER EFFECTS OF THE SEVENTH AMENDMENT.

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

XII.  SEVENTH AMENDMENT OPT-OUT.

      A. SEVENTH AMENDMENT OPT-OUT. Any Diet Drug Recipient (or Representative Claimant) who is a Category One Class Member or Category Two Class Member may elect not to be subject to the Seventh Amendment by exercising an opt-out from the Seventh Amendment ("Seventh Amendment Opt-Out") and thereby remain subject to the terms of the Settlement Agreement as they existed before the Execution Date. Persons who exercise a Seventh Amendment Opt-Out shall remain members of the Class, and the effect of such an election shall be only as set forth in
Section XII.C.

      B. METHOD OF EXERCISE. To exercise a Seventh Amendment Opt-Out, a Diet Drug Recipient (or Representative Claimant) in Category One or Category Two must notify Wyeth of the intention to do so in a notice postmarked or delivered to Wyeth (c/o BrownGreer PLC, P.O. Box 85006, Richmond, VA 23285-5006) no later than the last day of the Seventh Amendment Opt-Out/Objection Period. To be effective, such notice must (i) clearly identify the name of the Class Member exercising the Seventh Amendment Opt-Out right, the Class Member's address, DDR Number and Social Security number, and the attorney for such Class Member, if any; (ii) unequivocally state the Class Member's intention to opt-out of the Seventh Amendment; and (iii) be signed by the Diet Drug Recipient (or Representative Claimant). Class Members may use the form attached as Exhibit "G," which shall be considered sufficient for this purpose. Within five days after Preliminary Approval of the Seventh Amendment, the Trust shall make the Seventh Amendment Opt-Out Form available on the Trust's official website in a manner that can be read and printed.

      C. EFFECT OF OPT-OUT. Any Class Member who timely and properly exercises a Seventh Amendment Opt-Out shall not be bound by the terms of this Seventh Amendment. Such Class Members remain members of the Class and subject to the terms of the Settlement Agreement as they existed before the Execution Date. Any Category One Class Member or Category Two Class Member who fails timely and properly to exercise a Seventh Amendment Opt-Out shall be bound by all the terms of the Settlement Agreement and of this Seventh Amendment.

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XII.  SEVENTH AMENDMENT OPT-OUT.

      D. DERIVATIVE CLAIMANTS. As to all Class Members who have exercised a Seventh Amendment Opt-Out, where there is both a Diet Drug Recipient or a Representative Claimant and one or more Derivative Claimants, the Diet Drug Recipient's or the Representative Claimant's exercise or failure to exercise an opt-out shall be binding on the associated Derivative Claimant(s).

      E. REVOCATION OF SEVENTH AMENDMENT OPT-OUT. At any time prior to the end of the Walkaway Period, a Class Member who has exercised a Seventh Amendment Opt-Out may revoke that opt-out by transmitting written notice of such revocation to Wyeth (c/o BrownGreer PLC, P.O. Box 85006, Richmond, VA 23285-5006). Thereafter, a Class Member who has exercised a Seventh Amendment Opt-Out may request that Wyeth consent to revocation of that opt-out, and Wyeth may grant or deny such request in its sole discretion. For revocations that occur prior to the end of the Walkaway Period, the Class Member shall be considered either a Category One Class Member or a Category Two Class Member, depending upon the Class Member's eligibility. If a revocation occurs after the end of the Walkaway Period, the Class Member shall be considered a Category Two Class Member, if otherwise eligible for inclusion in either Category One or Category Two.

      F. SEVENTH AMENDMENT OPT-OUT LIST.

            1. Wyeth shall preserve and retain the Seventh Amendment Opt-Out notices that it receives.

            2. No less than once per week during the Seventh Amendment Opt-Out/Objection Period, Wyeth shall furnish the Fund Administrator, Class Counsel, and the SALC with a complete and current list stating the name, DDR Number (if any) and principal attorney for each person who exercised or purported to exercise a Seventh Amendment Opt-Out, which is complete as of 5:00 p.m. of the Friday before the list is furnished.

            3. Within 30 days after the end of the Walkaway Period, Wyeth shall prepare a list identifying by name and DDR Number (if any) each Class Member who has timely and properly exercised a Seventh Amendment Opt-Out, and shall furnish an electronic

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XII.  SEVENTH AMENDMENT OPT-OUT.

                  copy of that list and of the Seventh Amendment Opt-Out notices to the Court and the Trust. The Trust shall be entitled to rely upon that list for purposes of administering the claims of Class Members who have opted out of the Seventh Amendment ("the Seventh Amendment Opt-Out List").

            4. Wyeth periodically shall supplement the Seventh Amendment Opt-Out List with information concerning the identity of Class Members who have properly revoked their Seventh Amendment Opt-Outs and the date on which each such revocation occurred.

            5. All disputes concerning whether a Class Member has timely and properly opted out of the Seventh Amendment, including disputes concerning inclusion on or exclusion from the Seventh Amendment Opt-Out List, and including the purported exercise or continued effect of an Intermediate Opt-Out, a Back-End Opt-Out or a Sixth Amendment Opt-Out by a Class Member who did not exercise a Seventh Amendment Opt-Out, shall be decided by the Court or a Special Master appointed by the Court for that purpose.

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XII.  SEVENTH AMENDMENT OPT-OUT.

XIII. SEVENTH AMENDMENT WALKAWAY RIGHT.

      A. WALKAWAY PERIOD. A "Walkaway Period" is hereby established as the period that ends 60 days after the end of the Seventh Amendment Opt-Out/ Objection Period. Upon the agreement of Class Counsel, Wyeth, and the SALC (acting by majority vote), the Court may extend the Walkway Period.

      B. WALKAWAY RIGHT. Until the end of the Walkaway Period, Wyeth shall have the option to terminate and withdraw from this Seventh Amendment for any reason in its sole discretion ("Seventh Amendment Walkaway Right").

      C. METHOD OF EXERCISE. If Wyeth elects to exercise this Seventh Amendment Walkaway Right, it must do so by written notice of that election to the Court, Class Counsel, and the SALC by 5:00 p.m. ET on the last day of the Walkaway Period. If Wyeth fails to do so, its Walkaway Right shall be terminated, void, and of no further force or effect. For this purpose, the Parties agree that time is of the essence.

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XIII. SEVENTH AMENDMENT WALKAWAY RIGHT.

XIV. PROCEDURES TO BECOME ELIGIBLE FOR INCLUSION IN CATEGORY ONE AFTER THE EXECUTION DATE.

      A. INITIAL CATEGORY ONE CLASS LIST. The "Initial Category One Class List" appended as Exhibit "B" to this Seventh Amendment identifies by DDR Number all of the Class Members who appear to be Category One Class Members as of the Execution Date, as determined by the Parties based on a review of the most recent version of the database that the Trust has made available to the Parties. A copy of the Initial Category One Class List identifying the names and addresses corresponding to the DDR Numbers on Exhibit "B" and identifying the name and address of the principal attorney for each such person, if known, shall be delivered to and maintained by the Fund Administrator subject to the confidentiality provisions of PTO No. 2683, as modified pursuant to Section XVII.A.13. The Fund Administrator shall treat each person identified on the Initial Category One Class List as a Category One Class Member.

      B. CLASS MEMBERS WHO PREVIOUSLY EXERCISED INITIAL, INTERMEDIATE, OR BACK-END OPT-OUTS.

            1. Each Class Member who exercised an Initial, Intermediate, or Back-End Opt-Out, but who satisfied the criteria for inclusion in Category One as of May 6, 2004 (as further described in Section III.A.1) is deemed to have effectively revoked any prior opt-out and to be a member of Category One unless such person exercises a Seventh Amendment Opt-Out pursuant to
                  Section XII.

            2. Each Class Member who opted out of the Settlement as an Initial, Intermediate, or Back-End Opt-Out, but who did not satisfy each and every one of the criteria for inclusion in Category One as of May 6, 2004 (as further described in
                  Section III.A.1) is ineligible for inclusion in Category One even if such Class Member effectively revokes the Class Member's opt-out and/or even if such Class Member purports to comply with Section XIV.C. Such a Class Member may be a

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

                  Category Two Class Member if the Class Member otherwise meets the criteria for inclusion in Category Two.

      C. INCLUSION IN CATEGORY ONE AFTER THE EXECUTION DATE.

            1. Within ten days after the date of Preliminary Approval of the Seventh Amendment, the Trust shall post the Initial Category One Class List on the official Settlement website in a manner that permits the list to be read and printed for use by Class Members and shall maintain the list on the website until Final Judicial Approval of the Seventh Amendment.

            2. Each Class Member to whom Notice of the Seventh Amendment is mailed has the duty to determine whether the Class Member is a Category One Class Member or a Category Two Class Member.

            3. Subject to the express limitations set forth in Sections III.A.1.b and XIV.B (with respect to Class Members who previously exercised an Initial, Intermediate or Back-End Opt-Out), a Class Member who is not listed on the Initial Category One Class List or otherwise is not within the definition of Category One as of the Execution Date may become a Category One Class Member and eligible for Category One Benefits under this Seventh Amendment, if the Class Member:

                  a. Signed a Pink Form, a Blue Form, and/or Part I of a Green Form, and submitted it to the Trust on or before May 3, 2003, and/or had a substantially completed Green Form Part II signed by an Attesting Physician and submitted on his or her behalf to the Trust on or before May 3, 2003;

                  b. Is a Diet Drug Recipient or the Representative Claimant of a Diet Drug Recipient who had an Echocardiogram after Diet Drug use and before the end of the Screening

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                        Period that demonstrated Mild Mitral Regurgitation or
                        FDA Positive valvular regurgitation, and had an Echocardiogram that demonstrates a Matrix Level I or Matrix Level II condition;

                  c. Has not timely and properly exercised a Seventh Amendment Opt-Out (that has not been revoked); and

                  d.    Satisfies the requirements of Section XIV.C.4.

            4. Class Members who satisfy all of the criteria of Section XIV.C.3 and Section III.A.1 except for the criteria of Section III.A.1.b, shall be included as Category One Class Members and eligible to receive Category One Benefits if they submit the following documents to Wyeth, with copies to the Fund Administrator, by the end of the Seventh Amendment Opt-Out/Objection Period:

                  a. Proof of Diet Drug use in accordance with section VI.C.2.d of the Settlement Agreement or Section XV.B.1; and

                  b. A Green Form in which: (i) Part I has been signed by the Class Member; (ii) Part II has been signed by a Board-Certified Cardiologist with Level 2 or greater training in echocardiography; and (iii) and the unaudited answers in Part II contain sufficient information on medical conditions to support a claim on Matrix Level I or Matrix Level II; and

                  c.    The Relevant Echocardiogram Tape or Disk.

      D. AMENDED AND FINAL CATEGORY ONE CLASS LIST. Within 120 days after the end of the Seventh Amendment Opt-Out/Objection Period, Wyeth, the SALC, and the Fund Administrator shall review the submissions made pursuant to the preceding Section, shall determine whether each such person should be included

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as an additional Category One Class Member, shall notify all persons who made submissions pursuant to the preceding Section of such determination, and shall include all persons who have been determined to be additional Category One Class Members in an "Amended and Final Category One Class List." Any Class Member not included in Category One as a result of the process described in this Section XIV shall be considered a Category Two Class Member, if otherwise eligible for inclusion in Category Two.

      E. DISPUTES. Any disputes between or among a Class Member, Class Counsel, Wyeth, the SALC, and/or the Fund Administrator as to whether a Class Member is or should be treated as a Category One Class Member shall be resolved by the Court or a Special Master designated by the Court for that purpose.

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      CATEGORY ONE AFTER THE  EXECUTION DATE.

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

XV. ADMINISTRATION OF BENEFIT CLAIMS PAYABLE FROM THE SUPPLEMENTAL CLASS SETTLEMENT FUND.

      A. GENERAL. The Fund Administrator, in consultation with Class Counsel, the SALC, and the MRCC shall establish rules, forms and procedures for use in administering benefit claims by Category One Class Members under the Seventh Amendment.

      B. PROOF REQUIREMENTS. At a minimum, the Fund Administrator shall require that within six months after the end of the Walkaway Period:

            1. All Category One Class Members who claim benefits under this Seventh Amendment shall provide proof of Diet Drug use in accordance with the proof requirements specified in section VI.C.2.d of the Settlement Agreement, except as follows:

                  a. For Class Members who claim benefits based on fewer than 61 days of Diet Drug use, the Class Member must only furnish proof of Diet Drug use and need not furnish proof of duration of use; and

                  b. For Class Members who claim benefits based on 61 or more days of Diet Drug use, such Class Members need not prove with specificity the exact amount of Diet Drug use by the Diet Drug Recipient whose Diet Drug ingestion forms the basis for the claim, so long as they provide proof satisfactory to the Fund Administrator that such Diet Drug Recipient used Diet Drugs for 61 days or longer.

            2. All Category One Class Members who claim Benefits Subject to Medical Review (except Derivative Claimants) shall provide to the Fund Administrator a copy of the Relevant Echocardiogram Tape or Disk, which must comply with the following minimum criteria:

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

                  a. The copy must be of sufficient quality that a competent Cardiologist with Level 2 training in echocardiography can reliably ascertain the presence or absence of each of the factors that is relevant to a determination of the Grid Payment Level applicable to the claim; and

                  b. The copy must reflect an echocardiographic study that was conducted and recorded in accordance with the following minimum technical criteria, which are not intended to change the technical requirements set forth in the Settlement Agreement and are intended to adopt the Court's interpretations regarding the assessment and measurement of Mitral Regurgitation under the Settlement Agreement as set forth in PTO No. 2640:

                        (1) The Echocardiogram was conducted in accordance with the requirements of Feigenbaum(2) or Weyman(3); and

                        (2) With respect to any claim based on Mitral Regurgitation, the study meets the following technical requirements:

                  (a) The regurgitant jet must clearly originate from the mitral valve (i.e., there is no black space or apparent void between the valve and the jet);

                  (b) The regurgitant jet must follow the QRS complex and be sustained during systole so

------------------------

      (2) Harvey Feigenbaum, ECHOCARDIOGRAPHY, 68-113 (5th ed. 1994).

      (3) Arthur E. Weyman, PRINCIPLES AND PRACTICE OF ECHOCARDIOGRAPHY, 75-97 (2nd ed. 1994).

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

                        that it is > than 1/10th of a second, and present for more than 2 frames;

                  (c) The regurgitant jet must be seen in multiple beats spreading into the left atrium during systole;

                  (d) The regurgitant jet must be seen as aliasing in multiple beats, evidencing high velocity and turbulence in the jet; and

                  (e) The freeze frame evidence shows an aliasing jet with a corresponding loop in real time.

            (3) Where the Class Member directly submits a copy of an Echocardiogram Tape or Disk to the Fund Administrator to support the claim, the Class Member must provide a statement signed under oath subject to the penalties of perjury that the Echocardiogram Tape or Disk submitted to the Fund Administrator is the Relevant Echocardiogram for the claim, as defined in Section I.B.59.

      c. All Category One Class Members who claim Benefits Subject to Medical Review (except Derivative Claimants) shall furnish the Fund Administrator with a statement signed under oath subject to the penalties of perjury:

            (1) Setting forth the date of birth for the Diet Drug Recipient whose medical condition forms the basis for the claim;

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

                        (2)   Stating the date on which the Relevant
                              Echocardiogram was performed;

                        (3) Furnishing sufficient medical proof that the Diet Drug Recipient has suffered bacterial endocarditis, where such endocarditis is the basis for the claim; and

                        (4) Stating whether the Class Member has previously received any payment of Matrix Benefits from the Trust, or received a Trust Determination Denying Matrix Benefits.

            3. If a Category One Class Member does not have possession of a copy of the Relevant Echocardiogram Tape or Disk or proof of Diet Drug use, the Class Member may request in writing, delivered to the Trust in such a manner as to generate a written return receipt, that the Trust provide a copy of such Tape or Disk and/or proof of Diet Drug use to the Fund Administrator. Each person making such a request shall pay the Trust a service fee to cover the cost of providing such copies in the amount of $50.00 in the case of a request for copies of documents and in the amount of $100.00 in the case of a request for copies of the Relevant Echocardiogram Tape or Disk. Within 30 days of receipt of such a request and payment, the Trust shall provide to the Fund Administrator a copy of the requested Tape or Disk, clearly labeled with the applicable Diet Drug Recipient's name and DDR Number (if any) and/or the proof of Diet Drug use originally submitted to the Trust and shall supply written confirmation to the Class Member or the Class Member's attorney that it has done so.

      C. ACCESS TO TRUST FILES. The Trust shall make its electronic files reflecting images of all documents filed by any Class Member available for unlimited access by Wyeth and the Fund Administrator and, upon written request,

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

shall promptly furnish the Fund Administrator with copies of any documents previously submitted by any Category One Class Member to the Trust.

      D. ACCESS TO TRUST DATABASE. To the extent that its "JTS Database" contains information concerning Category One Class Members and the claims made by them, the Trust shall make that entire database available to Wyeth and the Fund Administrator in a format that will permit the Fund Administrator to import the data into its own information processing system.

      E. TRUST COOPERATION. The Trust shall fully cooperate with the Fund Administrator and the Parties to assure that the Seventh Amendment may be administered as expeditiously as is reasonably possible.

      F. TECHNICAL DEFICIENCIES. If the Fund Administrator finds that there are technical deficiencies by a Class Member in compliance with any of the conditions to the processing or payment of claims under this Seventh Amendment, including deficiencies in the Relevant Echocardiogram Tape or Disk that render it uninterpretable, the Fund Administrator shall notify the Class Member or his/her counsel, if represented, of the technical deficiencies by a notice of deficiency and shall allow the otherwise eligible claimant 60 days from the date of receipt of such notice to correct the deficiencies. This notification shall be in writing and delivered by overnight courier or mail in such a manner as to require written acknowledgment of receipt by the addressee. An Echocardiogram performed after the end of the Screening Period may not be relied upon to correct any such deficiencies. If the deficiencies are not corrected within the 60-day period, the Fund Administrator shall reject the claim with prejudice, after which the Class Member will not be provided any further opportunity to qualify for Benefits Subject to Medical Review, and the Class Member shall not be entitled to receive any payment from the Fund Administrator other than the Minimum Payment Amount, distributed as specified in Section XV.V.

      G. PROOF OF DIET DRUG USE. If a Category One Class Member does not timely submit to the Fund Administrator the proof of Diet Drug use required in Section XV.B.1, then that Class Member shall not be entitled to receive any payment from the Supplemental Class Settlement Fund.

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

      H. ECHOCARDIOGRAMS. If a Category One Class Member does not timely submit or cause the Trust to submit to the Fund Administrator the certifications under oath required in Sections XV.B.2.c and a copy of a Relevant Echocardiogram Tape or Disk that meets the requirements of Section XV.B.2.a and b, then the Class Member shall not be entitled to any Benefits Subject to Medical Review under this Seventh Amendment, and the Class Member shall not be entitled to receive any payment from the Fund Administrator other than the Minimum Payment Amount, distributed as specified in Section XV.V.

      I. QUALIFIED CARDIOLOGY CENTERS. The Fund Administrator, with the assistance of the MRCC, Class Counsel, and the SALC shall establish "Qualified Cardiology Centers" which utilize the services of Cardiologists with Level 2 or greater training in echocardiography ("Participating Physicians") for purposes of reviewing the Relevant Echocardiograms to determine the existence or non-existence of each of the medical criteria described herein for each Relative Payment Grid Level. The Participating Physicians shall report the results of that review in a report, the form of which shall be prescribed by the Fund Administrator (the "QCC Report").

      J. ROLE OF THE MRCC. The MRCC shall:

            1.    Assist in recruiting Qualified Cardiology Centers;

            2. Develop and implement a protocol to train Participating Physicians as to how to employ accepted principles and practices of Cardiology to review the Relevant Echocardiograms to determine and report on:

                  a.    Compliance with the criteria specified in Section
                        XV.B.2; and

                  b. The existence or non-existence of each of the medical criteria described herein for each Relative Payment Grid Level;

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

            3. Assist the Fund Administrator in the development and implementation of quality control procedures to secure, to the extent reasonably possible, uniform application of the medical criteria specified by the Seventh Amendment.

      K. CHALLENGES. In the absence of actual fraud, Class Members shall have no right to challenge any action taken by the MRCC and the Fund Administrator to establish and implement the Medical Review process.

      L. NO CONTACT WITH PARTICIPATING PHYSICIANS OR THE MRCC. Neither Category One Class Members, their counsel, nor anyone acting on their behalf shall have any communication or contact with any Participating Physician or the MRCC with respect to any of their functions under this Seventh Amendment except that Class Counsel and the SALC, acting jointly, in their official capacities, and without reference to any specific claims that may be subject to Medical Review under this Seventh Amendment, may assist the MRCC in performing those activities specified in Section XV.J. An injunction directing compliance with this subparagraph shall be included in any order granting Preliminary Approval of the Seventh Amendment, Trial Court Approval of the Seventh Amendment and Final Judicial Approval of the Seventh Amendment.

      M. MEDICAL REVIEW. The Fund Administrator shall submit the Relevant Echocardiogram for Medical Review by a Qualified Cardiology Center to determine whether the Relevant Echocardiogram demonstrates or does not demonstrate each of the medical factors that determine the Relative Payment Value applicable to a given Diet Drug Recipient as specified in Section XV.O and shall obtain the QCC Report from the Qualified Cardiology Center concerning the results of its evaluation for each such Class Member (each an "Initial Review"). Within 30 days after receiving the QCC Report, the Fund Administrator shall provide a copy of that report to counsel for the Class Member to whom the report relates or directly to the Class Member, if unrepresented. A Diet Drug Recipient or Representative Claimant may obtain a Second Review of the Relevant Echocardiogram by a different Qualified Cardiology Center than the one that conducted the Initial Review by making a written request for such a Second Review and paying the Fund Administrator a non-refundable fee not to exceed $2,500 within the time specified by the Fund Administrator to make a request for a

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

"Second Review." When a Second Review is requested and conducted in conformity with this provision, the Relative Payment Value applicable to the Class Member who requested a Second Review shall be determined in accordance with the QCC Report submitted by the Qualified Cardiology Center that conducted the Second Review.

      N. CATEGORY ONE CLASS MEMBERS FOUND PAYABLE BY THE TRUST. A Category One Class Member who, on or before the Execution Date, was found by a Trust Auditing Cardiologist to have a Matrix Level condition on Matrix Level I or Matrix Level II, but whose claim was not, as of the Execution Date, the subject of a Post-Audit Determination Letter issued by the Trust under Audit Rule 12 or 15 of the Rules for the Audit of Matrix Claims approved by the Court in PTO No. 2807 or a CAP 4 notice under Rule 13 of such Audit Rules, and who otherwise qualifies for inclusion in Category One, shall be considered by the Fund Administrator to have been found to demonstrate the medical factors necessary for eligibility for Benefits Subject to Medical Review, without undergoing the Medical Review process, except that the Fund Administrator, with the MRCC as needed, shall determine whether the Class Member's condition constitutes a High Threshold Condition or a Low Threshold Condition and, under appropriate circumstances, whether there was a fraudulent manipulation of the Echocardiogram Tape or Disk, which shall disqualify the Class Member from receiving Benefits Subject to Medical Review.

      O. RELATIVE PAYMENT VALUE. The Fund Administrator shall determine the Relative Payment Value applicable to each Category One Class Member who has timely completed a claim for Benefits Subject to Medical Review in accordance with the Fund Administrator's evaluation of the evidence of duration of Diet Drug use submitted in connection with the claim, the sworn affidavit or declaration of the Class Member submitted under Section XV.B.2.c and the applicable QCC Report. This determination shall be final, binding and, in the absence of actual fraud, shall not be subject to appeal, challenge before, or review of any kind by, any court, agency, arbitrator, mediator or otherwise.

      P. INTERIM DISTRIBUTIONS. After the Fund Administrator has completed the Medical Review process for at least 50% of the claims of Category One Class Members, which appear to qualify for the Medical Review process, the Fund

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

Administrator may distribute to eligible Category One Class Members a portion of the Category One Class Member's estimated Individual Payment Amount ("Interim Distribution"). Interim Distributions to a Category One Class Member shall not exceed, in the aggregate, 40% of that Category One Class Member's estimated Individual Payment Amount. No Interim Distribution may be paid unless: (i) the Fund Administrator has determined that such distribution will not put the Supplemental Class Settlement Fund at risk of not being able to pay all Individual Payment Amounts in full to all eligible Category One Class Members;
(ii) the Fund Administrator has made an Authorization Application setting forth the grounds for the Fund Administrator's position that it has met its burden prescribed in (i); and (iii) the Court has determined that the Fund Administrator has satisfied its burden of establishing that such distribution should be made. Wyeth shall have the right to be heard before the Court regarding any such Authorization Application, except as to matters pertaining to individual claims or the application of the Medical Review process to individual claims.

      Q. PAYMENT OF INTERIM DISTRIBUTIONS. Interim Distributions shall be made by the Escrow Agent pursuant to an Authorization Order by check made jointly payable to each Class Member entitled to participate in the claim proceeds and the Class Member's attorney(s), if applicable, provided that attorneys may recover from such interim reimbursements only:

            1. Reimbursement for reasonable out-of-pocket costs expended on their client's behalf; and

            2. An attorneys' fee that is equal to the smaller of the percentage specified under the applicable contingent fee agreement or 40% of the Interim Distribution.

      R. INDIVIDUAL PAYMENT AMOUNT. After (i) Final Judicial Approval of the Seventh Amendment and (ii) the Fund Administrator has completed the Medical Review process for Category One Class Members who have timely completed claims for Benefits Subject to Medical Review and has complied with all applicable provisions of the Seventh Amendment, the Fund Administrator shall calculate the Individual Payment Amount for each Class Member qualified to receive distribution of an Individual Payment Amount and shall determine the

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

portion of the Individual Payment Amount to be paid to such Class Members as follows:

            1. The Fund Administrator shall first deduct from the Individual Payment Amount an amount equal to the Individual Payment Amount multiplied by the Common Benefit Percentage, if any (the "Common Benefit Percentage Amount");

            2. The Fund Administrator shall next deduct all Interim Distributions previously made to the Class Members and their attorneys;

            3. The balance of the Individual Payment Amount remaining after the deduction of the Common Benefit Percentage Amount, the Interim Distributions, and any other deductions required under this Seventh Amendment ("Balance of the Individual Payment Amount"), shall be paid by the Escrow Agent, upon entry of an appropriate Authorization Order, by a check made jointly payable to each Class Member entitled to participate in the claim proceeds and the Class Member's attorney(s), if applicable.

      S. DISTRIBUTION OF PROCEEDS. When a Class Member is represented by an attorney who is named as a joint payee on any check tendered by the Escrow Agent in payment of the Balance of the Individual Payment Amount, the attorney shall hold the proceeds of the check in the attorney's client escrow and/or trust account and shall distribute such proceeds to persons entitled to participate in such proceeds, including:

            1. Any Derivative Claimants to the extent of 2% of the Individual Payment Amount;

            2. Any amounts which the Class Member is obligated to pay to any Third Party Payor pursuant to Section XV.W; and

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

            3. Any other persons having a legally recognized right to participate in the settlement proceeds.

Category One Class Members who are not represented by their own counsel shall distribute the proceeds of their check for Benefits Subject to Medical Review to the same groups, if any, identified in Section XV.S.1-3.

      T. ATTORNEYS' FEES. When a Class Member is represented by an attorney who is named as a joint payee on any check tendered by the Escrow Agent in payment of the Balance of the Individual Payment Amount, the attorney shall distribute the portion of the recovery payable to any and all attorneys as follows:

            1. Payment to attorneys shall be in accordance with the terms of any applicable contingent fee contract and applicable law, provided that:

                  a. The attorney or attorneys may not charge or collect a contingent fee that is, in the aggregate, larger than 40% of the total Individual Payment Amount, for all Class Members entitled to participate in the distribution of such Individual Payment Amount, as computed before deduction of the Common Benefit Percentage Amount;

                  b. The Common Benefit Percentage Amount, if any, shall be deducted from the amount of fees to which such attorneys are entitled (as limited in Section XV.T.1.a) and shall not be deducted from the client's share of the recovery; and

                  c. Each such attorney, by making such a distribution, agrees to and shall indemnify and hold harmless the Fund Administrator, the Escrow Agent, Wyeth, Class Counsel, and the members of the SALC, with respect to any and all liability for, and the actual costs of defending against, any and all claims that are or may be made that relate to the distribution of the proceeds by that attorney.

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      U. DISTRIBUTION OF CATEGORY TWO PAYMENT. For every Category Two Class
Member who is entitled to receive the Category Two Payment, the Trust shall distribute the amount as follows:

            1. If the Class Member is represented by counsel, the Trust shall pay the Class Member's attorney an amount not to exceed $650 as full compensation for all attorneys' fees and costs to which such counsel are entitled; and

            2. The Trust shall make payment of the balance remaining after deduction of such payment to the Class Member's attorney, or the sum of $2,000 in those instances where the Class Member is unrepresented, to the Diet Drug Recipient whose drug ingestion forms the basis of the claim or to the applicable Representative Claimant(s).

      V. DISTRIBUTION OF MINIMUM PAYMENT AMOUNT. For Category One Class Members the Minimum Payment Amount shall be distributed as follows:

            1. If the Class Member is represented by counsel, the Class Member's attorney shall be entitled to receive an amount not to exceed $650 as full compensation for all attorneys' fees and costs to which such counsel are entitled; and

            2. The balance remaining after deduction of such payment to the Class Member's attorney or the sum of $2,000 in those instances where the Class Member is unrepresented, shall be paid to the Diet Drug Recipient whose drug ingestion forms the basis of the claim or to the applicable Representative Claimant(s).

      W. SUBROGATION AND OTHER THIRD PARTY PAYOR CLAIMS.

            1. Each Category One Class Member and Category Two Class Member, and their attorney(s) if represented, covenants that any lawful outstanding liens or claims, whether asserted or

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

                  unasserted, for reimbursement of medical expenses, including the cost of medical services, by any private subrogee or government entity, including any claims for reimbursement of medical expenses paid by Medicare, shall be satisfied after receipt of payment from the Fund Administrator or the Trust. All such private subrogees and government entities shall be "Third Party Payors" for purposes of this Section.

            2. Each Class Member who receives Benefits Subject to Medical Review (other than the Minimum Payment Amount) and/or Seventh Amendment Matrix Compensation Benefits shall be obligated to indemnify and hold harmless the Fund Administrator, the Trust, and Wyeth from and against any claims, suits or demands asserted by any Third Party Payor arising out of or relating to the payment of medical expenses or provision of medical services by such Third Party Payor or the failure of the Fund Administrator or Wyeth to pay the Third Party Payor, including the cost of investigating and defending against such claims, suits or demands, and including any settlement thereof. Each such Class Member shall be obligated to cooperate as reasonably requested by the indemnitee in such investigation and defense. Each Class Member acknowledges that the Medicare Secondary Payer Act, 42 U.S.C. Section 1395y(b)(2), may permit recovery of double the amount of such expenses paid by Medicare, and each Class Member agrees that the foregoing indemnity includes the amount of any such double recovery or any other penalty or interest imposed.

            3. The Court shall have the power to enforce the obligations under this Section XV.W pursuant to the Court's reserved power to enforce the Settlement Agreement. In addition, the reserve of $7,000,000 maintained by the Trust pursuant to PTO No. 1823 shall be available to Wyeth from which Wyeth may obtain a further indemnity from and against all such claims, suits or demands, and Wyeth shall be credited from that reserve with any amount the Court authorizes to be credited, upon a

=======================================

XV.   ADMINISTRATION OF BENEFIT CLAIMS PAYABLE FROM THE
      SUPPLEMENTAL CLASS SETTLEMENT FUND.

                  showing by Wyeth that such a claim, suit or demand has resulted in a payment or expenditure by Wyeth, including any settlement and cost of defense, arising from such claim, suit or demand.

            4. This Section XV.W shall be the exclusive method for securing the resolution by the Trust of all liens or claims, whether asserted or unasserted, of Third Party Payors with respect to Seventh Amendment Matrix Compensation Benefits for Class Members who are represented by counsel. Section VII.D of the Settlement Agreement and sections VI.C.4.c(3), VI.C.4.e(4) and
                  (5), VI.C.4.f, and VI.C.4.g-o of the Settlement Agreement, to the extent that they relate to subrogation and reimbursement liens or claims of Third Party Payors, shall be inoperative and of no further force and effect as to claims for Seventh Amendment Matrix Compensation Benefits of Class Members who are represented by counsel.

            5. Any check issued by the Trust for the amount due to a Class Member who is represented by counsel as Seventh Amendment Matrix Compensation Benefits (after payment of all sums due to the individual attorney for the Class Member for payment of counsel fees and reimbursement of litigation expenses under section VI.C.4.n of the Settlement Agreement) shall be made jointly payable to the Class Member and the Class Member's primary attorney for purposes of securing appropriate payment of the lawful outstanding liens or claims of Third Party Payors that are referred to in Section XV.W.1. Such attorney shall hold the proceeds of such check in the attorney's client escrow and/or trust account and shall pay any such lawful outstanding liens or claims to the Third Party Payor(s).

            6. Section VII.D of the Settlement Agreement and sections VI.C.4.c(3), VI.C.4.e(4) and (5), VI.C.4.f, and VI.C.4.g-o of
                  the Settlement Agreement, to the extent that they relate to subrogation and reimbursement liens or claims of Third Party

=======================================

XV.   ADMINISTRATION OF BENEFIT CLAIMS PAYABLE FROM THE
      SUPPLEMENTAL CLASS SETTLEMENT FUND.

                  Payors, shall continue to apply to Class Members who are not represented by their own counsel and who are entitled to Seventh Amendment Matrix Compensation Benefits.

            7. The terms of this Section XV.W are without prejudice to the legal rights of Wyeth, the Fund Administrator, the Trust, and Class Members in any legal proceeding regarding the subrogation and reimbursement liens or claims of Third Party Payors.

=======================================

XV.   ADMINISTRATION OF BENEFIT CLAIMS PAYABLE FROM THE
      SUPPLEMENTAL CLASS SETTLEMENT FUND.

XVI.  REMEDIES IN THE EVENT OF A BREACH BY WYETH.

      A. NOTICE OF DEFAULT. If Wyeth fails timely to establish or maintain the Seventh Amendment Security Fund or the balance in the Security Fund required by
Section VI, the Fund Administrator or the Trust shall transmit a "Notice of Default" to Wyeth advising Wyeth of the default and demanding the correction of the security issue.

      B. ORDER OF DEFAULT. If Wyeth fails to cure the default by taking the action demanded in the Notice of Default within five Business Days after its receipt of the Notice of Default, the Fund Administrator or the Trust, Class Counsel or the SALC may apply to the Court for an order determining that Wyeth is in default. In ruling upon such an application, the Court shall determine whether Wyeth failed timely to establish, maintain, or replenish the Seventh Amendment Security Fund or the balance in the Security Fund required by Section VI and whether that default remained uncured after receiving a Notice of Default. If the Court adjudicates Wyeth in material default of such obligations, Wyeth shall have ten days to cure such default. If the Court finds that Wyeth has failed to cure such default timely, then notwithstanding any other provision of the Seventh Amendment, Wyeth shall be considered in material breach of the terms of the Seventh Amendment, and the affected Class Members shall be entitled to such remedies as the Court shall determine are appropriate under applicable law, preserving all appellate rights and remedies of all parties.

=======================================

XVI.  REMEDIES IN THE EVENT OF A BREACH BY WYETH.

XVII. PRELIMINARY APPROVAL; STAY OF PROCEEDINGS DURING THE OBJECTION/OPT-OUT PERIOD.

      A. PRELIMINARY APPROVAL ORDER. Within 15 days after the Execution Date, the Parties shall apply to the Court for an order or orders:

            1.    Granting Preliminary Approval of the Seventh Amendment;

            2. Staying the Claims Integrity Program, all Enforcement Actions, and all Show Cause Proceedings as to any claim that is a Pre-Stay Payable PADL until such time as the Court determines whether to approve the Seventh Amendment unless the Court has already entered an order directing disposition of the Pre-Stay Payable PADLs;

            3. Establishing a period of not less than 60 days and not more than 90 days for Category One Class Members and Category Two Class Members either to opt out of or object to the Seventh Amendment and providing that Class Members who wish to object to the Seventh Amendment must file with the Court and serve on Class Counsel (c/o Arnold Levin, 510 Walnut Street, Ste. 500, Philadelphia, PA 19106) and Wyeth (c/o BrownGreer PLC, P.O. Box 85006, Richmond, VA 23285-5006) detailed and specific objections and a memorandum of law in support of those objections by the end of the Seventh Amendment Opt-Out/Objection Period;

            4. Scheduling a hearing to determine whether to approve the terms of the Seventh Amendment under the same standard that would be applicable under Fed.R.Civ.P. 23(e);

            5. Approving the appointment of the Fund Administrator, the Escrow Agent, the SALC, and the MRCC, pursuant to Section IV;

=======================================

XVII. PRELIMINARY APPROVAL; STAY OF PROCEEDINGS
      DURING THE OBJECTION/OPT-OUT  PERIOD.

            6. Approving a written Notice substantially in a form attached as Exhibit "L" to this Seventh Amendment;

            7. Directing the Parties to serve such Notice by first-class mail, postage prepaid on all Class Members as specified in
                  Section V.C, and directing the Trust to pay all costs of such Notice;

            8. Staying consideration of each of the motions and other matters included and described in Exhibit "H";

            9. Staying the operation of the Trust's Claims Integrity Program and all discovery, motion practice, and other proceedings with respect to claims by Category One Class Members and Category Two Class Members until the end of the Seventh Amendment Opt-Out/Objection Period as to all such Class Members and thereafter staying the operation of the Trust's Claims Integrity Program and all discovery, motion practice and other proceedings with respect to claims by Category One Class Members and Category Two Class Members who have not opted out of the Seventh Amendment, until such time as Wyeth exercises its Walkaway Right or it is determined that the Seventh Amendment will not obtain Trial Court Approval or it is judicially determined that the Seventh Amendment will not obtain Final Judicial Approval, provided, however, that the Trust will have the right to investigate whether there has been any material misrepresentations of fact made in connection with claims for Seventh Amendment Matrix Compensation Benefits at Matrix Levels III, IV and V. For this purpose and for purposes of any Enforcement Action specified in Section XVIII.B.1, an investigation, claim or assertion of material misrepresentation shall not be based solely on: (i) whether the Echocardiogram Tape or Disk (or any copy thereof) was allegedly obtained without adequate physician supervision;
                  (ii) the identity of the person or entity that performed the Echocardiogram; or (iii) the identity of the attorney(s) representing the claimant, and lack of adequate physician

=======================================

XVII. PRELIMINARY APPROVAL; STAY OF PROCEEDINGS
      DURING THE OBJECTION/OPT-OUT  PERIOD.

                  supervision with respect to an Echocardiogram Tape or Disk shall not constitute a material misrepresentation of fact.

            10. Staying the initiation or prosecution of all Enforcement Actions, with such stay to remain in place until such time as Wyeth exercises its Seventh Amendment Walkaway Right, or it is determined that the Seventh Amendment will not obtain Trial Court Approval, or it is judicially determined that the Seventh Amendment will not obtain Final Judicial Approval;

            11. Staying the processing of all claims for Matrix Level I and Matrix Level II Benefits under the Settlement Agreement, except claims subject to a Trust Determination Denying Matrix Benefits, until the end of the Seventh Amendment Opt-Out/Objection Period and thereafter staying the processing of all claims for Matrix Level I and Matrix Level II benefits under the Settlement Agreement with respect to claims by Category One Class Members and Category Two Class Members who have not opted out of the Seventh Amendment until such time as Wyeth exercises its Seventh Amendment Walkaway Right, or it is determined that the Seventh Amendment will not obtain Trial Court Approval, or it is judicially determined that the Seventh Amendment will not obtain Final Judicial Approval, provided that such stays shall not prevent Class Members from completing claims pursuant to Sections VII, VIII and XIV or from making claims pursuant to Section III.C;

            12. Restraining and enjoining Category One Class Members, their counsel, and anyone acting on their behalf from having any communication or contact of any kind with any Participating Physician and the MRCC with respect to any of their functions under the Seventh Amendment, except to the extent that Class Counsel and the SALC, acting jointly, in their official capacities, and without reference to any specific claims that will be subject to Medical Review under the Seventh

=======================================

XVII. PRELIMINARY APPROVAL; STAY OF PROCEEDINGS
      DURING THE OBJECTION/OPT-OUT  PERIOD.

                  Amendment, may assist the MRCC in performing those activities specified in Section XV.J;

            13. Designating the SALC, the Fund Administrator, the Escrow Agent, the MRCC and the Participating Physicians as "Authorized Persons" entitled to receive Confidential Information under PTO No. 2683;

            14. Authorizing indemnity and immunity for the Fund Administrator, the MRCC, and the Participating Physicians as provided in
                  Section IV.E;

            15. Permanently restraining and enjoining, except insofar as is necessary to implement or enforce the Seventh Amendment, each Party to the Seventh Amendment and every Class Member, including without limitation, Class Members who have exercised an Intermediate Opt-Out, a Back-End Opt-Out, a Sixth Amendment Opt-Out or a Seventh Amendment Opt-Out, (i) from seeking to use or using any statement, transaction or proceeding in connection with the negotiation, execution, approval or implementation of the Seventh Amendment or any term or provision thereof for the purpose of seeking to establish or dispute that, under the terms of the Settlement Agreement as it existed prior to the Seventh Amendment, any person is eligible to exercise an Intermediate Opt-Out, Back-End Opt-Out or Sixth Amendment Opt-Out, is entitled to compensation in a judicial proceeding or is eligible for Matrix Compensation Benefits; (ii) from offering and/or introducing any statement, transaction or proceeding in connection with the negotiation, execution, approval or implementation of the Seventh Amendment or any term or provision thereof in any judicial proceeding to support a claim that Wyeth is or is not or should be or should not be found culpable or liable for any Settled Claim; and

=======================================

XVII. PRELIMINARY APPROVAL; STAY OF PROCEEDINGS
      DURING THE OBJECTION/OPT-OUT  PERIOD.

            16. Directing the Trust to provide all Diet Drug Recipients, within 30 days after a written request, a copy of an Echocardiogram conducted on such Diet Drug Recipient in the Trust's Screening Program, if not previously provided by the Trust.

      B. STAY OF APPEALS. Within ten days after the Execution Date, the Parties shall apply to the United States Court of Appeals for the Third Circuit for further orders staying consideration of all appeals listed on Exhibit "I" to this Seventh Amendment by filing a motion and memorandum substantially in the form attached as Exhibit "M," until such time as Wyeth exercises its Walkaway Right, or it is determined that the Seventh Amendment will not obtain Trial Court Approval, or it is judicially determined that the Seventh Amendment will not obtain Final Judicial approval. Class Counsel, the SALC, and all Class Members shall cooperate with Wyeth to effect these stays.

=======================================

XVII. PRELIMINARY APPROVAL; STAY OF PROCEEDINGS
      DURING THE OBJECTION/OPT-OUT  PERIOD.

XVIII. JURISDICTION, EFFECT ON OTHER PROCEEDINGS, AND REMEDIES.

      A. DISMISSALS OF PROCEEDINGS. Upon Final Judicial Approval of the Seventh Amendment, the Parties shall take all reasonable steps to dismiss or otherwise discontinue with prejudice each of the appeals, motions, and other matters included and described in Exhibits "H" and "I" and to obtain an order from the Court directing the Trust permanently to discontinue the operation of the Trust's Claims Integrity Program insofar as it includes claims by Category One Class Members and Category Two Class Members who have not opted out of the Seventh Amendment. Class Counsel, the SALC, and all Class Members shall cooperate with Wyeth to effect these dismissals.

      B. ENFORCEMENT ACTIONS.

            1. In light of the cost of Enforcement Actions, the likely collectable recoveries therein, and the objectives of the Seventh Amendment to reduce the burden of collateral litigation on the Parties and the Court and to preserve the assets of the Trust for the benefit of eligible Class Members, upon Final Judicial Approval of the Seventh Amendment, the Trust and Wyeth shall not initiate, prosecute, or maintain any Enforcement Action based on or arising out of any claim submitted to the Trust.

            2. The terms of the Seventh Amendment are without prejudice to the rights of any person to cooperate in providing evidence to appropriate law enforcement agencies and other appropriate government agencies and officers.

      C. CONDITIONS. The Parties' respective obligations under this Seventh Amendment, are subject to all of the following conditions:

            1. Entry of an order or orders by the Court ordering Notice in accordance with Section XVII.A.6 and 7.

=======================================

XVIII. JURISDICTION, EFFECT ON OTHER PROCEEDINGS, AND
       REMEDIES.

            2. Entry of an order on or before the date of Preliminary Approval of the Seventh Amendment in accordance with Section XVII.A, substantially in the form appended to this Seventh Amendment as Exhibit "J," establishing the procedures to be followed in the adjudication and payment of claims that are subject to Pre-Stay Payable PADLs.

            3.    Entry of an order or orders granting stays in accordance with
                  Section XVII.A.

            4. Entry of an order or orders on or before the date of Preliminary Approval of the Seventh Amendment in accordance with Section XVII.A, authorizing the Parties to engage in the Parallel Processing Program described in Exhibit "K" to this Seventh Amendment and requiring the Trust to cooperate in administering Matrix Compensation Benefits through that program.

            5. Entry of an order or orders following Final Judicial Approval of the Seventh Amendment dismissing or otherwise discontinuing with prejudice each of the appeals, motions, and other matters included and described in Exhibits "H" and "I," and directing the Trust permanently to discontinue the operation of the Trust's Claims Integrity Program in accordance with the provisions of Section XVII.A.9 insofar as it includes claims by Category One Class Members and Category Two Class Members who have not opted out of the Seventh Amendment.

            6. Entry of an order or orders permanently restraining and enjoining Category One Class Members, their counsel, and anyone acting on their behalf from having any communication or contact of any kind with any Participating Physician or the MRCC with respect to any of their functions under the Seventh Amendment, except to the extent that Class Counsel and the SALC, acting jointly, in their official capacities, and without

=======================================

XVIII. JURISDICTION, EFFECT ON OTHER PROCEEDINGS, AND
       REMEDIES.

                  reference to any specific claims that will be subject to Medical Review under the Seventh Amendment, assist the MRCC in performing those activities specified in Section XV.J.

            7. Except as to actions required by this Seventh Amendment to occur before such time, Trial Court Approval of the Seventh Amendment, which approval order or orders shall:

                  a. Approve this Seventh Amendment in its entirety under the standard which would be applicable under Fed.R.Civ.P. 23(e) as fair, reasonable, adequate, and non-collusive;

                  b.    Require compliance with the terms of the Seventh
                        Amendment;

                  c. Bar and enjoin Category One Class Members and Category Two Class Members from pursuing any litigation based on the exercise or purported exercise of any Initial Opt-Out, Intermediate Opt-Out, Back-End Opt-Out, Sixth Amendment Opt-Out, and/or Financial Insecurity Opt-Out;

                  d. Subject to Final Judicial Approval of the Seventh Amendment, permanently restrain and enjoin Wyeth and the Trust from initiating, prosecuting or maintaining any Enforcement Action precluded by Section XVIII.B.1; and

                  e. Subject to Final Judicial Approval of the Seventh Amendment, permanently restrain and enjoin every Class Member, who has not timely and properly exercised a Seventh Amendment Opt-Out, from initiating, prosecuting, or maintaining any claim precluded by Section XI.C.

=======================================

XVIII. JURISDICTION, EFFECT ON OTHER PROCEEDINGS, AND
       REMEDIES.

            8. Except as to actions required by this Seventh Amendment to occur before such time, Final Judicial Approval of this Seventh Amendment.

      D. RETAINED JURISDICTION. The Court shall have original and exclusive jurisdiction over the interpretation and enforcement of this Seventh Amendment incident to its exclusive, retained jurisdiction under section VIII.B.1 of the Settlement Agreement and Paragraph 11 of PTO No. 1415 entered by the Court on August 28, 2000.

=======================================

XVIII. JURISDICTION, EFFECT ON OTHER PROCEEDINGS, AND
       REMEDIES.

XIX.  OTHER PROVISIONS.

      A. METHOD OF TRANSMISSION OF NOTICES. Whenever this instrument requires delivery of a document by a date certain, such execution and delivery shall be deemed to have taken place either:

            1. As of the date of the postmark placed on the envelope in which the document is delivered, provided that the document was deposited in the United States mail, with postage prepaid and properly addressed to the intended recipient thereof; or

            2. As of the date on which the document is actually delivered, by private courier or hand delivery, to the intended recipient.

      B. RECIPIENTS OF NOTICES. Any notice, request, instruction or other document to be given to Wyeth, BrownGreer, the Fund Administrator, Class Counsel, the SALC, or the Trust, shall be in writing and delivered personally or sent as follows:

            1.    If to Wyeth, in care of:

                  Peter L. Zimroth, Esquire
                  ARNOLD & PORTER, L.L.P.
                  399 Park Avenue
                  New York, NY 10022
                          and
                  Lawrence V. Stein, Esquire
                  Senior Vice President
                    and General Counsel
                  WYETH
                  Five Giralda Farms
                  Madison, NJ  07940

=======================================

XIX.  OTHER PROVISIONS.

            2.    If to BrownGreer, PLC:

                  Orran L. Brown, Esquire
                  BROWNGREER, PLC
                  115 South 15th Street
                  Suite 1400
                  Richmond, VA 23219-4209

            3. If to the Fund Administrator, at such address as the Fund Administrator shall announce upon his or her appointment.

            4.    If to Class Counsel, in care of:

                  Michael D. Fishbein, Esquire
                  Laurence S. Berman, Esquire
                  LEVIN, FISHBEIN, SEDRAN, & BERMAN
                  510 Walnut Street
                  Suite 500
                  Philadelphia, PA  19106

            5.    If to the SALC, in care of:

                  Wayne R. Spivey, Esquire
                  SHRAGER, SPIVEY & SACHS
                  Two Commerce Square, 32nd Floor
                  2001 Market Street
                  Philadelphia, PA 19103

            6.    If to the Trust, in care of:

                  Andrew A. Chirls, Esquire
                  WOLF, BLOCK, SCHORR & SOLIS-COHEN
                  1650 Arch Street
                  22nd Floor
                  Philadelphia, PA 19103

=======================================

XIX.  OTHER PROVISIONS.

      C. CHANGE IN RECIPIENTS. Any party listed in Section XIX.B may change the identity and/or address or the person to receive notice for that party by written notice given in conformity with Section XIX.B.

      D. CONFIDENTIAL INFORMATION. Any information possessed by the Supplemental Class Settlement Fund regarding a Category One Class Member and Category Two Class Member pursuant to this Seventh Amendment shall be considered Confidential Information under PTO No. 2683 (and any subsequent order of the Court concerning such information).

      E. NO ADMISSIONS. Neither this Seventh Amendment nor any exhibit, document or instrument delivered under this Seventh Amendment, nor any of the statements in the Notice documents appended to this Seventh Amendment or in connection with it, nor any statement, transaction or proceeding in connection with the negotiation, execution or implementation of this Seventh Amendment, nor any term or provision hereof, is intended to be or shall be construed as or deemed to be evidence of an admission or concession by Wyeth or the Released Parties of any liability or wrongdoing or of the truth of any allegations asserted by any Class Member against it or them, or with respect to the Settlement Agreement, or as an admission by the Class Representatives or members of the Settlement Class of any lack of merit in their claims. Nothing contained in this Seventh Amendment will be deemed to make admissible any evidence that is otherwise inadmissible under applicable law.

      F. WYETH COOPERATION. Wyeth shall cooperate, as reasonably requested, with the Fund Administrator, the Escrow Agent, Class Counsel, and the SALC to facilitate the administration of the benefits that are subject to this Amendment.

      G. ACCESS BY WYETH.

            1. Wyeth shall have the right, upon reasonable request, to obtain from the Fund Administrator payment information regarding the disposition of claims of Category One Class Members and to obtain copies (and/or the originals, if requested) of any Release and Covenant Not to Sue, payment instruments and

=======================================

XIX.  OTHER PROVISIONS.

                  communications transmitting payments relating to a Category One Class Member.

            2. Wyeth shall have access to any and all information of the Trust pertaining to claims of Category One Class Members and Category Two Class Members.

      H. SURVIVAL OF TERMS. Except as expressly modified in this Seventh Amendment, all terms and provisions of the Settlement Agreement remain in full force and effect.

      I. ADMINISTRATIVE DEADLINES. Upon good cause shown after a motion filed before the expiration of any time period prescribed by the Settlement Agreement and/or this Seventh Amendment for the administration of claims, the Court may extend such time period as the Court deems appropriate. The failure by the Fund Administrator or the Trust to comply with any such administrative time period shall not be considered a breach by Wyeth of the Settlement Agreement or this Seventh Amendment and shall not render a Class Member eligible for any benefit for which the Class Member is not otherwise eligible. If the Fund Administrator or the Trust fails to comply with an administrative time period prescribed by the Settlement Agreement and/or this Seventh Amendment for the administration of claims, the Class Member may seek from the Court specific performance of the Settlement Agreement and/or this Seventh Amendment, and the Court may grant such specific performance and such other relief as determined appropriate by the Court to afford the Class Member and the Parties the benefits of the Settlement Agreement and/or this Seventh Amendment.

      J. SEVENTH AMENDMENT TERM SHEET. The terms and provisions of this Seventh Amendment shall supercede and any and all terms of the Seventh Amendment Term Sheet, appended to this Seventh Amendment as Exhibit "A."

      K. HEADINGS. The headings of the Sections of this Seventh Amendment are included for convenience only and shall not be deemed to constitute part of this Amendment or affect its construction.

=======================================

XIX.  OTHER PROVISIONS.

      L. COUNTERPARTS. This Seventh Amendment may be executed in counterparts by facsimile signature and each such counterpart shall be effective as part of a fully executed original Seventh Amendment.

      IN WITNESS WHEREOF, the Parties have duly executed this Seventh Amendment to the Settlement Agreement between Wyeth and the Class Representatives, by their respective counsel as set forth below, as of July 21, 2004.

WYETH

By:  _____________________________________
       Douglas A. Dworkin
       Vice President and Deputy General Counsel

Date:  ___________________

                                  CLASS COUNSEL

___________________________________              _______________________________
Arnold Levin, Esquire                            Gene Locks, Esquire
LEVIN, FISHBEIN, SEDRAN & BERMAN                 LOCKS LAW FIRM
510 Walnut Street, Suite 500                     1500 Walnut Street
Philadelphia, PA  19106                          Philadelphia, PA  19102

Date:_______________                             Date:_______________

___________________________________              _______________________________
Michael D. Fishbein, Esquire                     Sol H. Weiss, Esquire
LEVIN, FISHBEIN, SEDRAN & BERMAN                 ANAPOL, SCHWARTZ, WEISS, COHAN,
510 Walnut Street, Suite 500                     FELDMAN & SMALLEY, P.C.
Philadelphia, PA  19106                          1900 Delancey Place
                                                 Philadelphia, PA  19103

Date:________________                            Date:________________

___________________________________              _______________________________
Stanley Chesley, Esquire                         Charles R. Parker, Esquire
WAITE, SCHNEIDER, BAYLESS &                      LOCKE, LIDDELL & SAPP, LLP
CHESLEY                                          3400 JP Morgan Chase Tower
1513 Central Trust Tower                         600 Travis
Fourth & Vine Sts.                               Houston, TX  77002
Cincinnati, Ohio  45202

                                                 Date:__________________
Date:_________________

___________________________________
John J. Cummings, Esquire
CUMMINGS, CUMMINGS &
DUDENHEFER
416 Gravier Street
New Orleans, LA  70130

Date:_________________

                       SEVENTH AMENDMENT LIAISON COMMITTEE

            Each of the initial members of the Seventh Amendment Liaison Committee hereby accepts membership on that Committee and agrees to fulfill the responsibilities imposed on that Committee and to carry out the powers and functions accorded to that Committee by the terms of this Seventh Amendment for the purpose of implementing this Seventh Amendment.

___________________________________              _______________________________
Jerry Alexander, Esquire                         James Doyle, Esquire
ALEXANDER & ASSOCIATES, P.C.                     FLEMING & ASSOCIATES, LLP
Historic Inns of Court Building                  1330 Post Oak Boulevard
619 North 90th Street                            Suite 3030
Omaha, NE  68114                                 Houston, TX  77056

Date:_____________                               Date:_____________

___________________________________              _______________________________
Tony Martinez, Esquire                           Ellen Presby, Esquire
MARTINEZ, BARRERA & MARTINEZ, LLP                BARON & BUDD, PC
1201 East Van Buren                              The Centrum
Brownsville, TX  78520                           3102 Oaklawn Avenue
                                                 Suite 1100
Date:______________                              Dallas, TX  75215

                                                 Date:_____________

___________________________________
Wayne Spivey, Esquire
SHRAGER, SPIVEY & SACHS
Two Commerce Square, 32nd Floor
2001 Market Street
Philadelphia, PA  19103

Date:______________

               PROPOSED SEVENTH AMENDMENT TO SETTLEMENT AGREEMENT

I.    CATEGORIES OF CLAIMS COVERED BY THE SEVENTH AMENDMENT.

A. CATEGORY ONE: All Class Members with a substantially complete Green Form on file as of a fixed date, in which the unaudited responses in Part II support a claim for Matrix Level I or Matrix Level II benefits. Category One does not include: (a) Class Members who have received Matrix Compensation Benefits; (b) Class Members who have received (before a date specified in the Seventh Amendment) a Post-Audit Determination indicating eligibility for Matrix Compensation Benefits; (c) Class Members who have submitted Green Forms in which the unaudited responses in Part II support a claim for Matrix Level III, Matrix Level IV, or Matrix Level V; and (d) Class Members who have received a final Trust determination denying Matrix Compensation Benefits.

B. CATEGORY TWO: All Class Members who are not in Category One but who were diagnosed as FDA Positive or Mild Mitral by the close of the Screening Period and who have filed a Pink or Blue Form with the Trust, or any other Form that constitutes registration for benefits. Category Two does not include: (a) Class Members who have received Matrix Compensation Benefits; and (b) Class Members who have received (before a date specified in the Seventh Amendment) a Post-Audit Determination indicating eligibility for Matrix Compensation Benefits.

II.   BENEFITS AVAILABLE TO CLASS MEMBERS COVERED BY THE SEVENTH AMENDMENT.

A.    CATEGORY ONE:

      1) Wyeth shall pay $1.275 billion to fund a new Alternate Facility, headed by a Claims Administrator. Subject to Section II.D below, Wyeth shall deposit such funds into the Alternate Facility after Final Judicial Approval of the Seventh Amendment on this schedule:
            (a) within 10 Business Days after Final Judicial Approval, an amount sufficient to place $400 million in the Alternate Facility; (b) thereafter, as funds are distributed by the Alternate Facility, within 10 Business Days after a written request from the Claims Administrator of the Alternate Facility, such amount as is necessary to restore the amount in the Alternate Facility to $400 million, until the total of $1.275 billion has been deposited into the Alternate Facility. Subject to Section II.D below, Wyeth shall have no reversionary rights in amounts it has deposited in the Alternate Facility under the Seventh Amendment, nor any right to participate in the administration of benefits payable from the fund.

      2) Claims shall go through medical review by Board-Certified Cardiologists retained by the Claims Administrator to determine if they qualify for payment.

      3) The reviewing Cardiologist shall determine if the claim qualifies for benefits on one of two injury levels:

            (a) High Threshold: Class Members with conditions in the categories described in Attachment A.

                                    EXHIBIT A

            (b) Low Threshold: Class Members who qualify on Matrix Levels I or II in the existing Settlement Agreement and who do not qualify on the High Threshold above.

      4) Payments to qualifying Class Members shall be made on a pro rata basis and shall vary depending upon: the number of Class Members who participate in the Seventh Amendment and who qualify for payment, and upon the claimant's injury level, duration of drug use, and age at the time of diagnosis. Each injury threshold shall have a basic payment grid (Grid A) and a reduced payment grid (Grid B) that is 20% of Grid A. Class Members with <61 days of drug use, a reduction factor (as defined in the Settlement Agreement) present on an Echocardiogram tape, and/or valve surgery before use of the Diet Drugs, shall recover based on Grid B of each Injury Threshold.

      5) Considering the types of Green Form claims now on file with the existing Trust and assumptions about how many claims will pass medical review and be found payable by the Alternate Facility, we have attempted to project the potential payments by the Alternate Facility to eligible Class Members in Category One. For example, if 90% of the approximately 42,200 Green Forms now on file with the Trust that appear to document a claim on Matrix Level I or II assert injuries on the Low Threshold, and using a hypothetical rate of 45% of those claims passing medical review, the payment to a claimant in the 50-54 age group on Grid A of the Low Threshold could total approximately $68,000. Also depending upon these variables, persons who qualify after medical review to be paid on the High Threshold could receive total payments of approximately three times the amount payable on the Low Threshold.

      6) The Claims Administrator shall make payments to eligible Class Members in such a manner and in such amounts so that, based upon the status and progress of the medical review of claims, and in a method specified in the Seventh Amendment and approved by the Court, all eligible Class Members shall receive a proportionate share of available funds.

      7) Any claimant in Category One who chooses not to have the medical review, or who does not qualify on one of the above Injury Thresholds after medical review, shall be paid $2,000 by the Alternate Facility. For this benefit, attorneys' fees and costs reimbursements payable to each individual claimant's personal attorney(s) shall not exceed $650 per claim.

      8) Any claimant in Category One may submit a claim to the existing Trust if he/she progresses to Matrix Level III with actual surgery, or progresses to Matrix Level IV or V (with verified precursor medical events), within the earlier of seven years from the date of the Seventh Amendment or 15 years after his/her last Diet Drug use. If eligible after Audit, these Class Members shall be paid these Level III-V amounts out of the existing Trust, less amounts previously received from the Alternate Facility or the existing Trust. If the existing Settlement Fund is exhausted, Wyeth shall guarantee the payment of these Level III-V benefits to eligible Class Members.

                                    EXHIBIT A

B.    CATEGORY TWO:

      1) Class Members in Category Two who properly document a timely FDA Positive or Mild Mitral diagnosis shall be paid $2,000 out of the existing Trust, without any medical review. With respect to this payment, attorneys' fees and costs reimbursements payable to each individual claimant's personal attorney(s) shall not exceed $650 per claim.

      2) Such a claimant may also submit a claim to the existing Trust if he/she progresses to Matrix Level III with actual surgery, or progresses to Matrix Level IV or V (with verified precursor medical events), within the earlier of seven years from the date of the Seventh Amendment or 15 years after his/her last Diet Drug use. If eligible after Audit, these Class Members shall be paid these Level III-V amounts out of the existing Trust, less amounts previously received from the Alternate Facility or the existing Trust. If the existing Settlement Fund is exhausted, Wyeth shall guarantee the payment of these Level III-V benefits to eligible Class Members.

C. PROOF OF DRUG USE: All payments to Category One and Category Two Class Members shall be contingent upon submission of satisfactory proof of Diet Drug use, as set forth in the Seventh Amendment.

D. EFFECT OF THE SEVENTH AMENDMENT ON EXISTING RIGHTS: All Class Members covered by the Seventh Amendment relinquish claims to Level I and II benefits from the existing Trust, and shall not have future opt-out rights.

E. TIMING OF PAYMENTS: As soon as the Court preliminarily approves the Seventh Amendment, Wyeth would advance funds (in an agreed amount) to provide Notice to the Class Members subject to the Seventh Amendment and for the initial set up of the Alternate Facility. Upon Trial Court Approval, Wyeth would advance, as needed, a further agreed amount to the Alternate Facility to begin processing claims so that claims could be ready for payment as soon after Final Judicial Approval of the Seventh Amendment as is reasonably practicable. If Final Judicial Approval of the Seventh Amendment is not obtained for any reason, any funds remaining in the Alternate Facility shall, after payment of expenses incurred by the Alternate Facility, be returned to Wyeth.

F. STAY OF CLAIMS AND PROCEEDINGS: If there appears to be sufficient support for the Seventh Amendment, Wyeth, Class Counsel, and, to the extent necessary, the law firms indicated in Section IV below, jointly shall ask the Court to stay, for a period of approximately three weeks, all Trust processing, Audit and payment of Level I and II claims, and the implementation of Section 11 of the Trust's Operations Program, and shall take all steps necessary to stay all proceedings in the Trial Court and in the Court of Appeals for the Third Circuit, on matters relating to Trust administration, Matrix claims, and any other aspects of the Settlement Agreement not involving opt-out cases, to allow the parties to complete drafting and execution of the Seventh Amendment. If the parties seeking the initial stay thereafter submit the Seventh Amendment to the Trial Court for preliminary approval and for authorization to send notice to Class Members covered by the Seventh Amendment, they shall at that time ask the Court to continue such stay through the date of Final Judicial Approval of the Seventh Amendment.

                                    EXHIBIT A

      These stays shall be lifted at the end of the opt-out/objection period as to any Class Member who opts out of the Seventh Amendment. If Wyeth exercises its walk-away right, or the Trial Court does not approve the Seventh Amendment, all stays shall be lifted as to all Category One and Category Two members. If Final Judicial Approval of the Seventh Amendment occurs, the stays imposed by this paragraph shall become permanent and all such motions and appeals shall be dismissed with prejudice.

G. SECURITY FROM WYETH: Before Final Judicial Approval, Wyeth shall post appropriate security for its obligation to the Alternate Facility, in an amount and in the manner set forth in the Seventh Amendment. After Final Judicial Approval, Wyeth shall post security to the extent of any unpaid obligation to the Alternate Facility.

H. CLAIMANTS COMMITTEE: A Claimants Committee shall be formed to assist in the administration of the Seventh Amendment in accordance with the Agreement attached hereto.

III.  OPT-OUT AND OBJECTION RIGHTS, AND WYETH WALK-AWAY RIGHT.

A. NOTICE AND OPT-OUT/OBJECTION PERIOD: Class Members covered by the Seventh Amendment shall be mailed a Notice explaining that the Class Member shall have 60 days to: (a) object to the Seventh Amendment at an approval hearing; or (b) opt out of the Seventh Amendment and remain in the existing Settlement Agreement. Such Notice shall advise Class Members that they have this 60-day period to submit sufficiently completed claims to qualify to participate in Category One. Class Members electing to opt out of the Seventh Amendment shall also be notified that they will be foregoing the following:

      1) All guaranteed payments for progression, including Level III surgery benefits, Level IV, or Level V benefits;

      2)    Any right to payment pursuant to the Seventh Amendment;

      3)    Benefits following exhaustion of the Maximum Available Fund B
            Amount; and

      4) The benefit of all judicial stays with respect to pending motions, discovery, and the Section 11 of the Trust's Operations Plan as to that Class Member's claim.

      The Notice shall contain such other information as agreed by the parties and approved by the Court.

B. WYETH WALK-AWAY: Until a date that is a specified number of days after the close of the Opt-Out/objection period, Wyeth may, at its sole discretion, at any time terminate the entire Seventh Amendment. If Wyeth exercises this right, the Claims Integrity Program, Trust Audit of Level I and II claims, and the processing and payment of Trust claims shall resume immediately.

IV.   ASSURANCES OF PARTICIPATION

A. PARTICIPATION IN THE SEVENTH AMENDMENT: The law firms signing below represent Class Members who are eligible to participate in the Seventh Amendment. These law firms believe that the Seventh Amendment is in their clients' best interests and therefore commit that they

                                    EXHIBIT A
      shall recommend that all their clients elect to participate in the Seventh Amendment, and not object to the Seventh Amendment or opt out of it to remain in the existing Settlement Agreement.

B.    FURTHER ASSURANCES:

      1)    Such law firms further commit that they shall:

            (a) use their best efforts and take all reasonable steps necessary to obtain Final Judicial Approval of the Seventh Amendment and the stays referred to in Section II.F above;

            (b) recommend that each of their clients accept the terms of the Seventh Amendment and refrain from opting out of it or objecting to its terms;

            (c) not engage in any action to frustrate Trial Court Approval and Final Judicial Approval of the Seventh Amendment;

            (d) not solicit the representation of claimants who have opted out of the Seventh Amendment to remain in the existing Settlement Agreement or to object to the Seventh Amendment.

      2) In recognition of the conflict inherent in representing Class Members who wish to participate in the Seventh Amendment program while simultaneously representing others who object to it or whose election to opt out of the Seventh Amendment and remain in the existing Settlement Agreement could cause Wyeth to terminate the Seventh Amendment, such law firms shall, until Final Judicial Approval and for such additional period after Final Judicial Approval during which such a conflict would exist:

            (a) take all lawful measures to withdraw from representing in this or any substantially related matter any client who opts out of or objects to the Seventh Amendment, and not seek to cure any conflict covered by this Section 2) through waiver or similar act by any one or more clients;

            (b) irrevocably waive and relinquish any fee or other financial interest in relation to the claim of any client (whether represented directly or in association with other attorneys) who opts out of the Seventh Amendment to remain in the existing Settlement Agreement or objects to the Seventh Amendment;

            (c) decline to accept as a new client any person who is eligible to participate in the Seventh Amendment program but who seeks representation in order to opt out of or object to the Seventh Amendment, and whose representation will therefore pose a conflict for the law firm; provided that any such law firm may accept as a new client, if the firm so chooses, any person who is eligible to participate in the Seventh Amendment program and who seeks representation by the law firm in order to do so, and whose representation therefore does not pose a conflict for the law firm; and

                                    EXHIBIT A

            (d) not support or provide any assistance to any lawyer who is representing claimants who have opted out of the Seventh Amendment to remain in the existing Settlement Agreement or to object to the Seventh Amendment, provided that each law firm may deliver to any successor counsel to a former client all file materials and client information, at the direction of the former client.

      3) Such law firms agree to the exclusive jurisdiction and venue of the Trial Court to enforce these covenants and undertakings, and agree that the Court may order such relief as is appropriate for their breach, including a decree of specific performance, an award of compensatory damages, and payment of counsel fees and costs to the substantially prevailing party.

IN MY/OUR CAPACITY AS COUNSEL TO DIET DRUG CLAIMANTS AND ON BEHALF OF THE LAW FIRM IDENTIFIED BELOW AND ANY OTHER FIRM(S) THAT JOINTLY REPRESENT SUCH CLAIMANTS, I/WE AGREE TO ALL THE TERMS ABOVE, AS AN INDUCEMENT TO WYETH TO ENTER INTO A SEVENTH AMENDMENT TO THE SETTLEMENT AGREEMENT:

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

                                    EXHIBIT A

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

Name:  ________________________   Law Firm:  ________________________   Date:   __________

                                    EXHIBIT A

                             HIGH THRESHOLD CRITERIA

      A.    CLAIMS BASED ON THE AORTIC VALVE.

            (i)   Severe AR (>49% JH/LVOTH); or

            (ii) Moderate AR (25% - 49% JH/LVOTH) with one or more of the following:

                  a. Abnormal left ventricular end-systolic dimension > 50 mm by M-mode or 2-D Echocardiography or abnormal left ventricular end-diastolic dimension > 70 mm as measured by M-mode or 2-D Echocardiography; or

                  b.    Ejection fraction of < 50%.

      B.    CLAIMS BASED ON THE MITRAL VALVE.

                  Severe mitral regurgitation, as defined in the existing Settlement Agreement (>40% RJA/LAA), with one or more of the following complicating factors:

                        i) Pulmonary hypertension secondary to valvular heart disease with peak systolic pulmonary artery pressure > 40 mm Hg measured by cardiac catheterization or with a peak systolic pulmonary artery pressure > 45 mm Hg measured by Doppler Echocardiography, at rest;

                        ii) Abnormal left ventricular end-systolic dimension > or = 45 mm by M-mode or 2-D Echocardiogram; or

                        iii)  Ejection fraction of <50%.

                                    EXHIBIT A

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

21147     101238     161257    197665    293381     421032
22400     101394     161927    198911    298877     421321
26997     101493     161992    198978    299206     421586
31245     102004     162834    199141    299453     422493
32193     102038     163139    201012    300434     422568
35923     102681     163222    201053    302513     423905
37432     102947     163451    201996    302976     424671
40121     104562     163543    202085    304113     425282
41202     105049     165258    202442    304162     426494
43166     105082     165746    202572    304782     427096
43752     105338     165779    202705    305201     427658
44107     107821     167114    202772    306102     428052
44446     108381     167346    202846    307306     428417
44867     109462     168385    202911    307553     428839
45476     109637     168674    204982    308684     429639
48934     110122     168872    206367    309641     430298
52746     110272     168932    206732    310326     431429
53538     110379     169011    206847    312629     432062
54007     110841     169367    207712    316273     432443
54619     111583     169425    208769    316349     433722
54635     112482     169706    209072    317743     434621
55162     113159     171348    209462    339978     437162
56028     115055     171371    209866    366344     438408
56374     115212     171843    211623    381285     438671
58016     115642     172942    212027    393702     439471
58586     115873     173815    212142    394528     439812
58818     116913     174177    212482    395301     440511
59568     118398     175562    212722    395426     441568
59683     120113     176149    212902    395475     441907
61184     121376     176735    213264    396028     442699
61242     121509     177444    214189    396226     443036
61713     122945     177667    214445    396499     443416
62539     123622     178053    214825    396614     443721
77545     127597     178202    217166    396879     445114
77701     128538     178723    217604    397091     445692
78949     128884     178798    217844    398982     446138
79004     129643     179077    218008    399089     446997
80481     131235     179796    218073    399675     448472
85209     134338     180018    219162    400101     449777
87841     134742     180067    219172    400754     450924
88542     135475     180372    220079    402156     451312
89367     135657     180414    220162    404459     452029
89492     135681     180762    221226    405605     452839
89623     136283     181461    221879    405928     453258
89789     139412     181552    225193    406264     464958
89797     140145     181602    225615    406512     465252
89805     140301     182527    225656    406579     465781
89953     140353     184986    226225    407502     467183
90118     141697     185282    226555    408104     467672
90142     142695     185348    226639    408161     468637
90522     142992     186338    227116    409052     468884
91389     143123     187393    227942    409623     468983
92304     143842     187427    229583    409821     471078
93502     144667     188292    231951    409961     471565
94253     146654     188326    232751    412702     472381
95067     148254     189829    251702    412783     473512
95323     148379     190561    276428    413344     473629
95679     148643     191528    279265    413453     473843
95943     148767     191635    285478    414565     474437
97048     151118     191924    287227    414805     475012
97261     152421     192351    289522    415034     475251
97279     153817     192393    289777    415059     475467
97808     153924     192453    289793    415356     475855
98244     156192     192922    290759    416867     476721
99267     156513     193524    291013    417162     476754
99598     157859     193532    291161    417741     477711
99838     157883     193821    292342    417857     478529
100042    158055     194175    292656    419192     479436
100487    158428     196412    293043    419632     479741
100867    159673     196436    293308    420752     481044

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

481101   585216     633222    701144     756197     829093
484386   587022     633545    702217     757724     829366
484477   587832     633586    703116     757856     829622
485268   588335     633776    703926     759357     830836
486647   588814     634469    704783     759886     831107
488221   589424     635045    704908     760892     831644
489401   590174     635078    705202     760942     832493
494161   591412     638445    705541     761957     834598
495812   593707     638702    705592     762195     835033
497461   593822     639534    705962     762781     835314
497628   594077     640938    705996     764134     836082
498105   595066     641001    706481     764282     838722
500736   595348     641464    706929     765042     838748
501322   595439     642256    707224     765206     838888
501395   598193     642579    707935     765545     839613
501429   598326     642793    708099     765917     839647
501932   598391     642868    709725     766147     840181
502062   598649     643189    710673     766535     840736
502567   599175     643221    710782     766725     840853
502658   599258     643668    710848     767194     841619
502932   599381     643981    711226     767632     843292
509109   599779     644054    715078     767814     843995
520452   599787     644708    715094     768754     846006
523423   600056     646091    715276     768846     847509
532457   602375     647149    716342     770537     849109
539460   602771     647214    716555     770586     849513
556373   603381     647438    716928     771063     849604
556415   604142     650598    717785     771675     849812
557157   606194     650861    718494     773507     850321
557223   606592     652248    720062     773648     850925
557934   607202     652826    720235     773812     851378
557983   608166     653675    720243     773937     851741
558759   608953     653733    720722     773952     851774
560169   609396     655118    720763     776773     853457
560862   609404     655357    721142     780635     853929
561292   610121     655423    721225     781138     854448
562132   610683     655498    721399     782557     854661
562736   611087     655605    721753     782922     854695
563007   611186     655902    722902     783613     856344
563825   611426     656561    724716     784231     857037
564262   613554     656637    724856     785238     859512
564385   614693     656652    725101     785832     859652
564849   615005     656902    726117     786863     860171
565077   615484     659466    727248     787572     862482
566612   615724     660746    729848     789008     862492
566893   615732     660928    730838     789461     862599
567768   616151     663351    730937     789941     862682
568402   617324     664128    732255     790378     862938
570101   618132     664542    732602     790543     863647
570135   619874     664847    732792     791269     864272
570226   621136     665588    733982     791681     864611
572255   621748     667881    736272     791988     865212
572917   622134     668087    738328     795179     868927
573362   623512     671271    739078     795336     871293
573709   624684     678649    739492     795708     874982
573782   624734     680132    739672     796409     875815
574368   625202     684464    740019     797092     876193
574822   627067     684654    740118     798231     877787
575053   627513     688392    741306     804112     878282
575266   627901     689232    741712     809582     878322
576207   628182     690651    742171     811802     881813
579821   628222     692038    742544     813022     882332
580258   629602     692202    742759     815068     883694
580415   630426     692897    743054     820662     883827
580985   631226     693442    751297     824474     884197
581306   631846     695478    754713     826232     887786
581926   632596     695536    754804     826289     888271
582361   632745     695643    755142     827337     888487
584922   632802     699553    755405     827956     900225
585091   632836     699991    755694     828848     901579

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

902411    997015     1120955   1262468   1314897    1361286
902718    998963     1121062   1262591   1315672    1361453
903692    999253     1122647   1262633   1316959    1361559
904342    999896     1123298   1262724   1317494    1361609
907196    1000967    1124171   1262849   1317676    1362425
920835    1000975    1127463   1263474   1318146    1362979
921106    1001262    1139195   1266725   1318195    1363126
921411    1001288    1149004   1266741   1318658    1363571
921452    1002435    1149699   1270404   1319938    1363722
921957    1002815    1196104   1272871   1320738    1363829
921981    1003276    1199249   1273085   1322437    1364348
921999    1003482    1205772   1273416   1322775    1364702
922641    1003698    1218726   1274448   1322973    1364736
923722    1003979    1220888   1274588   1323692    1364983
928069    1005081    1221886   1275932   1324542    1365842
933392    1005422    1222496   1276153   1325307    1366368
937672    1005511    1223577   1277037   1325455    1367632
938837    1005909    1224278   1277409   1325604    1367903
939942    1011063    1224682   1277425   1326289    1369032
940668    1011097    1225408   1278001   1326768    1369495
941005    1016609    1225978   1279751   1327311    1369941
941146    1020114    1226067   1283449   1328848    1370444
942888    1021443    1227537   1283746   1328939    1371046
942912    1021502    1228329   1286228   1331396    1371251
943266    1026509    1230093   1287143   1332469    1371517
943332    1026806    1230655   1288281   1333368    1371608
944298    1027168    1231432   1288638   1335522    1371921
945402    1034438    1231521   1289669   1341619    1372713
946913    1038512    1231638   1290253   1341882    1372911
947176    1041342    1231762   1290527   1342096    1374511
949802    1041672    1232032   1290758   1342476    1374537
950352    1042381    1232753   1290949   1342502    1374594
950477    1043249    1233188   1291301   1342708    1377944
950808    1047786    1233485   1291475   1343201    1379346
951038    1050186    1234715   1291533   1343334    1379858
951194    1056308    1235894   1291657   1343524    1379882
952432    1071851    1235969   1294982   1346261    1380724
954727    1079912    1236033   1295419   1346949    1380856
957902    1087337    1237114   1295708   1347996    1380922
959098    1087519    1238815   1295864   1348143    1381524
959512    1087741    1240985   1295955   1348416    1381706
959551    1088061    1244607   1296474   1349133    1382407
959668    1088152    1245281   1297282   1349762    1382795
960104    1088301    1246727   1298298   1349953    1383853
960781    1088905    1247295   1299072   1351022    1383991
961128    1089275    1247626   1300417   1351261    1384015
963282    1091073    1248079   1301167   1351865    1384429
964239    1091461    1248111   1301183   1351931    1385988
965178    1092014    1249153   1301449   1352095    1387042
965939    1092253    1249226   1302314   1352913    1387315
966202    1093806    1249366   1302488   1352921    1389592
967315    1093996    1249564   1302884   1353671    1389881
967562    1102748    1251263   1302902   1354604    1391582
971515    1102847    1252154   1303619   1354679    1392471
971754    1105873    1252774   1305259   1355031    1392539
974808    1107523    1252832   1306141   1355296    1392877
974982    1108166    1252899   1306208   1356229    1393081
979161    1109776    1253251   1307099   1357193    1393693
980185    1110048    1253327   1307248   1357409    1397058
983346    1110345    1253608   1307305   1357417    1397645
983437    1112051    1254994   1307372   1357631    1398379
983627    1113893    1255637   1308873   1357995    1398437
987644    1114222    1256528   1309855   1358449    1399559
988006    1114495    1257237   1311034   1358555    1399815
990119    1115245    1257724   1311224   1359231    1399849
990713    1115302    1259159   1313519   1359728    1399898
990846    1115666    1259696   1313667   1359801    1400712
995852    1117159    1260025   1313907   1360973    1401892
996066    1117274    1260092   1314319   1360981    1401902
996272    1119908    1260215   1314782   1361153    1401918

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

1402197   1439108    1474949   1518877   1558378     1602994
1402272   1439322    1475656   1519487   1559212     1603307
1402809   1439348    1476829   1520808   1560275     1603356
1403088   1439662    1478312   1520873   1560366     1603521
1403765   1439694    1479500   1521731   1560432     1603612
1404821   1439902    1480375   1522689   1561414     1604594
1405232   1442334    1482587   1522697   1562859     1604909
1406933   1442672    1482926   1523192   1563222     1605039
1407741   1442748    1482959   1523398   1564756     1605138
1408277   1443134    1483338   1523778   1565035     1605575
1408392   1443571    1483551   1524602   1565365     1607860
1409077   1443654    1483702   1524669   1565912     1609684
1409153   1445758    1484211   1525312   1567452     1609783
1409408   1446152    1484294   1526367   1570233     1609940
1409564   1446194    1484435   1527837   1570662     1610724
1410554   1449578    1484534   1527845   1571561     1614445
1410794   1450113    1484559   1528421   1572866     1615046
1411263   1450436    1484732   1528868   1573146     1616101
1412055   1451137    1484815   1529262   1573328     1617141
1412899   1452945    1485184   1529924   1573906     1617224
1414325   1453372    1486133   1532472   1574409     1617331
1414861   1453786    1489293   1532803   1575794     1618651
1415454   1454305    1489467   1534023   1575901     1618826
1415512   1454867    1489772   1534601   1576612     1618982
1415652   1455072    1489988   1534635   1577303     1621408
1416114   1455252    1490153   1534684   1578038     1621457
1416619   1455351    1490499   1534783   1578087     1621739
1417692   1455732    1490632   1536267   1578467     1622406
1417922   1456516    1491604   1536317   1579234     1623651
1418516   1456532    1492354   1536473   1580075     1624063
1418706   1457053    1492628   1537117   1580083     1624758
1418797   1457266    1493576   1537953   1580737     1627553
1418839   1457292    1495514   1538396   1580901     1627678
1419571   1458712    1495852   1538586   1581933     1627868
1419928   1458967    1496009   1538644   1582741     1628528
1420389   1459585    1496157   1538776   1582865     1628643
1420561   1459692    1496199   1538802   1583061     1629237
1422203   1460013    1496942   1539329   1583782     1629476
1422393   1460096    1497072   1539337   1584101     1629591
1422559   1463918    1497635   1540335   1584119     1629641
1422914   1464114    1497866   1540723   1585314     1630722
1423276   1464783    1497924   1541069   1585405     1632546
1424944   1464932    1498120   1543412   1585678     1633122
1425198   1465541    1498534   1543974   1586577     1633338
1426238   1467091    1501139   1544089   1587377     1634773
1427277   1467762    1502228   1544857   1587658     1635242
1427426   1467919    1503887   1546084   1587807     1635598
1427574   1468182    1504382   1546167   1588409     1636083
1429729   1468289    1505569   1546308   1588748     1636562
1429762   1468503    1506575   1546482   1589324     1636604
1430232   1468818    1508001   1546589   1589548     1636661
1430271   1468834    1508662   1547744   1590363     1637370
1430941   1468891    1509371   1547819   1592096     1637701
1431105   1468925    1509603   1549997   1592237     1638055
1431352   1469022    1510114   1551373   1592989     1639335
1431691   1470756    1510272   1552066   1594225     1639392
1431725   1470798    1510361   1552124   1594696     1640556
1432376   1470848    1510379   1552132   1594985     1640614
1433143   1470897    1510817   1553809   1595297     1641422
1434554   1471366    1511781   1554419   1595628     1641521
1434729   1471739    1512607   1554674   1596527     1642073
1434828   1471796    1512748   1554882   1596642     1642164
1434893   1472547    1513993   1555036   1599083     1645084
1435015   1472943    1514157   1555564   1599901     1645993
1435551   1473131    1514991   1555788   1600154     1646017
1435593   1473214    1515485   1556299   1600683     1646181
1436377   1474222    1515592   1556992   1601061     1646371
1436567   1474329    1515709   1557131   1601343     1646413
1437516   1474337    1516632   1557636   1602671     1647015
1438142   1474394    1517671   1558188   1602770     1647072

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

1648591   1681014    1730878   1776533   1818574     1873603
1648872   1681519    1730969   1776723   1818830     1874064
1650340   1682533    1731140   1777580   1820315     1874270
1650480   1682772    1731157   1777697   1820406     1874668
1650613   1683846    1732049   1777721   1820778     1874759
1650647   1684661    1732106   1778208   1820968     1875202
1650910   1684679    1732155   1778372   1821149     1876077
1651462   1685080    1732783   1778802   1823319     1876549
1651835   1686161    1732817   1779040   1823681     1877299
1652114   1686898    1733245   1779586   1824291     1878313
1652189   1687128    1733302   1779693   1824416     1878701
1652502   1687631    1733849   1779883   1825835     1879279
1653377   1688175    1734482   1780642   1825942     1879733
1653849   1688282    1734516   1780733   1827260     1879915
1654839   1689934    1735547   1781061   1828581     1880368
1655372   1690023    1735927   1781129   1829217     1880459
1655877   1690031    1736834   1781236   1829555     1880756
1655893   1690155    1737279   1783398   1829910     1881127
1656057   1693597    1738400   1783562   1829936     1881275
1656503   1694470    1738467   1787167   1830314     1881663
1656602   1694934    1739762   1788660   1831619     1882034
1656644   1695402    1739879   1789247   1831825     1882596
1656685   1695642    1740380   1789924   1832294     1882794
1657436   1695915    1742105   1790500   1832542     1883768
1658178   1696418    1743152   1791532   1832773     1883867
1658277   1698505    1743277   1793173   1834530     1883933
1658459   1698778    1743285   1793264   1835131     1884576
1659580   1699560    1743798   1793306   1835362     1884733
1661016   1701879    1744366   1793330   1835693     1885524
1661503   1703206    1744614   1793439   1836808     1886159
1662444   1703214    1745322   1793561   1837038     1886662
1662998   1703909    1745967   1793579   1838978     1886837
1663061   1704816    1746213   1793678   1839422     1887413
1663541   1704907    1746429   1793694   1839737     1889005
1664010   1705110    1747880   1793744   1840503     1889682
1665462   1705607    1748177   1794023   1841956     1890128
1665520   1705615    1750322   1794197   1843432     1890334
1665959   1705706    1750934   1794270   1843978     1891571
1666023   1706688    1751163   1794510   1843994     1893221
1666718   1707710    1751338   1795558   1844018     1893445
1666726   1707751    1751841   1796895   1845486     1894385
1667476   1707835    1752187   1798065   1845841     1896380
1668441   1707918    1752260   1798206   1849611     1896810
1668821   1708262    1752633   1799014   1849983     1897354
1669290   1708288    1752716   1799634   1851849     1897784
1669357   1708387    1753920   1799964   1851864     1899087
1669936   1711282    1754027   1801422   1852235     1899426
1670314   1711936    1754365   1802057   1853084     1901172
1670645   1712546    1754688   1802883   1856772     1901354
1670801   1714864    1755958   1803444   1858265     1902527
1671841   1717438    1756972   1806421   1858299     1903244
1671973   1718444    1759570   1807023   1858414     1903970
1673011   1719251    1762483   1809649   1861806     1904473
1673391   1720648    1762608   1810233   1862556     1905504
1673896   1720960    1763051   1811355   1862606     1906031
1674290   1721505    1763564   1811892   1862705     1906056
1674928   1722396    1763598   1813575   1862762     1906684
1675065   1723634    1764414   1813799   1863042     1907021
1675164   1724319    1766047   1814177   1863075     1908037
1676170   1724624    1767615   1814698   1863851     1908177
1677095   1724855    1767763   1815018   1863885     1908466
1677665   1725597    1768530   1815067   1864537     1908599
1677970   1727882    1769231   1815331   1865856     1909167
1678069   1728682    1770692   1815984   1866425     1909324
1678218   1728815    1772599   1816149   1866755     1909993
1679745   1729490    1772862   1816354   1867936     1910553
1680008   1729508    1773357   1816388   1868868     1911817
1680016   1729516    1773696   1816735   1869486     1912724
1680248   1729623    1774355   1817733   1870666     1912914
1680321   1730449    1775675   1817790   1873512     1913318

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

1913334   1950542     1982545   2019347  2064269     2111805
1915040   1950799     1983725   2020329  2065217     2114023
1915123   1952019     1983832   2020451  2067064     2114452
1916196   1952522     1984152   2020634  2067908     2115301
1916493   1952605     1984319   2020881  2068336     2115467
1916634   1953686     1988054   2021046  2069532     2115566
1916774   1953710     1988211   2021111  2069888     2116218
1916790   1953785     1988419   2021319  2070670     2116812
1916949   1953959     1988617   2021715  2071058     2118453
1917186   1954163     1989458   2022671  2071082     2119238
1917228   1954296     1989540   2023034  2071207     2119436
1919976   1954528     1990175   2023406  2071694     2120293
1921170   1954833     1991371   2023497  2072080     2120475
1922194   1955277     1992791   2023877  2072916     2121556
1922764   1955301     1992858   2024677  2073443     2123495
1923622   1955483     1993104   2024693  2074359     2125474
1924067   1955608     1993625   2025211  2074441     2127421
1924208   1955822     1994482   2025237  2075646     2128809
1924257   1955848     1995802   2025609  2077378     2129385
1924315   1956358     1996222   2026391  2078418     2129401
1924323   1957059     1997162   2026953  2079424     2129427
1924612   1957927     1997436   2027118  2080232     2129757
1926062   1957950     1997576   2028272  2080885     2129831
1927888   1958032     1999028   2028991  2081248     2131977
1928761   1958073     1999853   2029056  2081321     2133080
1929009   1958339     2000180   2030278  2082170     2133312
1929116   1958735     2000271   2031995  2082386     2135242
1931625   1958859     2000651   2033132  2082436     2135598
1931948   1958917     2002061   2033413  2084333     2136109
1932102   1959279     2002095   2033959  2084507     2136448
1932185   1959873     2002764   2034114  2084846     2138485
1932706   1960228     2003275   2034635  2086262     2138535
1932771   1961929     2003309   2036010  2086445     2138972
1933340   1962257     2003697   2036564  2086452     2139020
1933449   1962356     2003762   2037281  2086510     2139137
1934322   1962455     2004091   2039394  2087740     2139558
1934520   1964816     2004117   2040392  2089084     2140077
1934942   1965615     2004562   2040608  2089951     2140432
1935089   1965706     2004646   2040681  2090744     2140531
1935550   1966746     2004760   2040822  2091007     2141430
1935972   1967025     2005577   2041937  2091098     2142230
1936335   1967082     2006021   2042745  2091254     2143477
1937044   1967116     2006195   2043750  2091494     2145480
1937432   1967124     2006500   2043800  2091643     2145530
1938018   1968254     2007490   2046563  2096295     2146272
1938190   1968692     2008027   2047397  2096576     2146470
1938216   1968767     2008365   2047504  2097053     2146611
1938356   1969518     2008845   2047512  2100113     2149367
1939404   1969625     2009447   2048676  2100162     2149946
1940170   1969849     2009538   2048866  2100212     2151132
1941269   1970037     2010643   2049823  2100394     2151629
1941764   1970276     2010668   2051027  2101442     2151736
1942036   1970532     2011005   2052645  2102689     2151900
1942622   1971282     2011542   2052884  2104057     2151918
1942887   1971431     2011690   2053627  2104461     2152072
1943448   1971894     2011765   2054146  2104578     2152510
1945856   1976778     2012680   2054732  2105245     2152650
1946524   1977198     2013019   2055184  2106458     2153880
1946623   1977222     2013258   2056885  2107530     2154029
1946979   1977255     2013761   2056992  2107886     2154334
1947423   1977321     2013779   2057511  2107944     2154425
1947464   1977503     2014108   2057842  2108165     2154672
1948355   1977610     2014181   2058105  2108215     2155075
1948454   1977636     2015097   2058113  2108421     2155281
1948546   1977651     2016665   2058170  2108835     2156040
1948751   1980259     2016988   2058402  2109031     2156206
1948785   1980457     2017812   2060077  2109387     2156479
1950203   1980812     2018166   2060846  2110047     2156529
1950278   1981471     2018174   2061364  2110104     2157840
1950302   1981984     2019289   2062578  2110328     2158319

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

2158731   2187375    2228286   2267052   2307916     2354280
2158749   2187987    2229490   2267557   2307924     2354363
2159184   2188456    2229573   2268183   2308476     2354462
2159630   2190155    2229920   2268761   2308518     2354959
2159853   2190866    2230308   2269470   2309839     2355147
2160133   2193191    2231439   2269652   2310431     2355543
2160323   2193647    2231454   2271807   2310795     2356889
2160331   2194223    2232163   2273001   2311306     2356921
2161297   2194645    2232569   2273449   2313369     2357739
2161636   2195956    2232809   2273803   2314383     2357903
2161701   2196731    2232981   2273910   2315190     2358166
2162113   2197002    2233567   2274298   2315406     2359891
2162246   2197556    2234227   2274678   2315414     2359990
2163954   2198851    2234821   2274710   2316131     2360048
2164283   2199081    2234854   2274728   2317261     2362465
2164655   2199586    2234946   2275790   2317758     2363646
2165306   2199941    2235257   2276319   2318798     2365740
2165413   2200301    2235695   2276525   2319556     2367076
2165488   2201135    2235919   2276814   2320174     2367886
2165652   2201283    2236099   2277267   2320257     2367951
2165785   2202968    2236602   2278240   2321909     2368454
2166080   2203339    2236701   2278331   2322170     2369429
2166429   2203495    2237410   2279560   2322246     2369486
2167567   2204030    2238616   2279727   2322402     2370351
2168557   2204378    2238657   2280154   2322931     2371235
2170439   2204683    2238863   2282960   2323269     2372159
2171221   2206209    2238988   2283745   2323376     2372795
2171361   2207397    2239044   2284784   2323574     2373033
2171460   2207835    2239572   2285963   2323822     2373207
2171502   2208296    2239705   2286904   2324374     2373520
2173342   2208395    2240281   2288058   2325009     2374692
2173482   2209708    2241248   2288645   2326650     2375046
2173623   2209716    2242139   2289221   2327146     2375350
2174639   2210029    2242402   2289494   2327278     2375574
2174944   2210508    2243319   2290013   2327773     2375772
2175065   2211050    2243624   2290203   2328284     2376168
2175917   2211514    2243657   2291078   2328698     2376390
2176238   2211977    2243681   2293702   2328722     2378206
2176246   2212173    2243855   2293793   2328839     2378404
2176485   2212520    2244069   2293983   2329522     2380699
2178036   2212546    2245033   2295129   2330421     2380749
2178200   2212983    2246528   2295608   2330728     2381135
2178259   2213031    2246619   2295715   2331981     2381358
2178390   2213130    2246817   2296812   2332740     2382109
2178408   2214013    2248425   2296903   2333250     2382133
2178465   2214542    2249910   2298826   2336279     2382182
2178861   2214575    2251445   2299253   2336642     2382828
2179042   2214831    2252278   2299345   2337855     2383800
2179620   2216547    2254472   2299642   2339919     2383834
2179695   2218683    2255024   2299691   2339950     2385839
2180065   2219343    2255180   2299832   2340891     2386555
2180883   2219483    2256543   2300002   2341279     2386654
2181022   2219848    2257947   2300705   2341352     2386753
2181253   2220440    2258093   2300887   2342236     2386886
2181477   2221430    2258549   2300978   2342418     2388544
2181642   2221968    2258739   2301059   2342715     2388932
2181709   2222461    2259109   2301182   2343242     2391209
2182160   2222651    2261295   2301471   2343325     2391258
2182822   2223881    2262616   2301653   2344190     2391548
2182830   2224210    2264018   2302123   2344539     2391902
2182855   2224939    2264109   2302255   2344604     2392025
2183291   2225464    2264166   2303444   2345023     2392231
2183754   2225647    2264497   2304509   2345825     2392306
2184018   2226181    2265338   2304665   2346492     2392348
2184539   2226751    2265452   2304673   2347888     2392983
2185064   2227031    2265734   2304962   2348274     2393106
2185247   2227080    2265882   2305076   2348621     2393247
2185338   2227460    2265890   2305167   2350122     2393445
2187292   2227882    2265999   2307189   2352250     2393577
2187359   2228252    2266922   2307312   2353951     2393858

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

2394534   2430098    2470490   2521011   2555324     2605228
2394880   2430189    2470847   2521045   2555621     2605376
2395226   2431492    2471043   2521144   2556330     2606093
2395267   2432045    2471803   2522043   2556421     2606465
2395960   2432656    2471894   2523090   2556470     2607091
2396679   2433597    2472769   2523314   2558658     2607620
2396711   2433753    2472819   2523421   2559516     2607687
2397578   2434652    2473205   2523983   2560423     2607935
2397925   2435030    2473635   2525368   2562502     2608271
2399038   2435824    2474385   2526184   2562577     2609303
2399483   2435865    2476190   2526614   2564516     2609758
2399681   2436301    2476216   2526648   2564821     2609964
2399855   2436590    2476554   2527141   2564920     2610087
2401800   2436616    2476794   2527174   2565208     2610970
2402402   2436632    2477495   2527299   2566610     2611929
2402469   2436889    2479194   2527406   2566891     2612513
2402741   2437150    2479681   2528313   2567659     2612943
2402824   2437226    2480473   2529139   2568012     2613503
2403343   2437549    2480515   2530640   2568376     2613990
2403731   2437820    2481281   2531150   2570133     2614485
2403905   2439347    2481331   2531309   2570240     2614535
2404325   2439891    2481612   2531598   2570521     2614675
2405181   2440287    2482198   2531622   2571636     2615151
2405439   2441111    2482800   2531986   2572568     2615300
2405769   2442861    2483931   2532422   2575132     2616159
2405868   2443992    2484095   2532869   2575983     2616936
2405900   2444909    2485100   2533107   2577104     2617512
2406601   2445344    2485704   2533222   2578516     2618510
2407336   2445393    2485761   2533982   2578524     2619203
2407575   2446425    2486090   2534261   2578714     2619344
2408029   2447233    2486405   2534584   2579134     2620201
2408417   2447324    2487353   2535904   2579241     2620227
2410223   2448454    2488054   2536498   2579522     2620607
2411551   2448702    2488690   2536530   2580389     2621019
2411767   2450138    2489342   2536928   2580488     2622363
2412476   2451698    2489862   2537785   2581254     2622983
2412575   2452761    2491538   2538023   2583441     2623171
2413193   2453439    2492981   2539120   2584399     2623221
2414639   2453926    2493823   2539625   2584514     2623270
2415677   2454114    2493906   2539658   2585891     2623338
2416923   2455335    2494284   2540078   2586337     2623932
2417483   2456515    2495281   2540177   2589224     2624195
2417491   2456820    2496859   2540722   2589273     2625051
2417814   2457240    2497501   2540938   2589562     2625184
2418465   2458057    2499036   2541159   2591089     2625291
2418564   2458149    2499341   2542462   2592145     2625531
2419414   2458719    2503852   2542546   2593077     2625812
2421147   2458842    2504769   2543585   2594588     2626083
2421220   2459162    2504983   2543643   2594596     2626224
2422046   2461739    2505816   2546984   2594638     2626448
2422095   2461887    2506509   2547917   2596351     2626703
2423093   2461960    2506822   2547941   2596450     2626752
2423374   2462364    2506913   2547990   2596559     2627370
2423408   2463529    2508232   2548022   2596625     2627479
2423507   2463693    2508455   2548071   2597078     2627826
2423846   2463800    2508752   2548865   2597565     2628212
2424083   2464261    2509685   2549061   2597995     2628444
2424109   2465011    2510170   2549368   2598720     2628568
2424802   2465235    2510964   2549400   2598878     2629053
2425817   2465821    2513653   2549525   2601110     2629913
2425916   2466126    2513760   2549939   2601169     2631026
2426211   2466530    2514198   2550028   2601946     2631042
2427383   2466597    2514404   2550523   2602241     2631059
2428076   2466605    2514511   2551786   2602316     2632198
2428100   2467314    2515062   2552156   2602332     2632511
2428530   2467850    2515765   2552552   2602472     2633386
2429496   2468072    2516466   2552594   2602761     2633469
2429637   2469161    2517605   2553360   2602779     2633642
2429728   2470003    2518454   2554319   2603207     2633733
2429827   2470292    2518512   2554772   2604999     2633741

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

2633790   2668481    2708956   2757797   2793222     2840866
2634384   2670107    2708998   2758118   2793446     2841435
2634434   2670412    2709673   2758373   2793594     2841450
2634509   2670628    2710051   2759116   2793883     2843068
2634640   2671188    2710499   2759223   2794832     2844173
2635019   2671246    2710531   2759330   2795839     2844256
2635217   2672368    2711174   2759439   2795888     2845568
2635233   2672434    2712024   2760536   2799401     2845618
2635274   2672863    2712776   2760874   2799963     2845907
2635308   2673051    2713865   2761195   2800811     2845923
2635324   2673127    2715555   2761724   2801447     2846285
2635365   2673309    2717114   2761732   2803575     2846681
2635688   2673390    2717296   2761849   2804771     2846715
2636041   2674810    2717791   2762029   2805521     2847168
2636231   2675338    2717924   2762268   2805760     2847283
2638005   2676518    2719136   2763175   2806552     2847424
2639276   2676849    2719284   2763563   2808202     2847549
2639508   2677821    2719367   2763944   2808723     2848133
2639722   2680791    2720118   2764496   2808897     2848380
2639888   2680957    2722288   2764561   2809291     2848604
2640019   2681047    2722973   2764660   2810976     2848901
2640134   2681641    2723294   2765535   2812287     2849149
2640225   2682227    2724607   2765774   2813665     2849263
2640464   2682698    2725497   2765840   2814192     2849305
2640746   2682714    2726305   2766301   2814762     2849529
2640779   2682763    2726354   2766848   2815496     2850022
2640928   2682771    2726461   2767747   2815876     2850501
2641538   2683852    2726495   2768646   2816049     2851103
2642072   2683894    2726768   2768653   2816213     2851616
2643237   2684165    2727659   2769792   2816593     2852184
2643328   2684215    2727774   2770097   2817914     2852424
2643757   2684348    2728269   2770667   2818615     2852473
2649150   2684678    2728509   2770956   2820074     2852614
2650430   2685592    2729242   2772713   2820090     2854453
2651214   2687929    2729689   2773455   2820124     2854800
2651255   2688109    2729721   2773638   2820157     2854826
2651933   2688273    2730091   2774149   2821783     2854933
2655751   2689537    2730844   2774529   2821908     2855336
2656924   2690055    2731271   2774610   2822328     2855567
2657047   2690147    2732105   2774685   2822997     2855955
2658961   2690170    2732154   2775351   2823508     2856250
2659068   2690774    2732840   2775377   2823888     2856961
2660090   2690782    2733293   2775385   2824415     2857761
2660140   2690873    2733681   2775799   2824928     2858181
2660413   2691178    2734945   2776128   2826758     2858934
2661007   2691236    2735355   2776169   2827087     2859007
2661064   2691335    2735843   2776300   2828259     2859189
2661288   2691426    2737914   2776367   2828408     2859486
2661981   2691574    2738748   2778116   2828424     2859627
2662120   2691814    2738987   2778827   2829331     2859890
2662146   2692945    2739399   2779627   2830529     2860096
2662187   2693141    2740389   2780963   2830586     2860963
2662302   2694347    2741577   2782464   2831444     2862241
2662526   2694461    2742765   2784031   2831535     2864163
2662682   2694800    2743649   2784478   2832160     2864858
2662708   2695559    2743698   2784742   2832467     2865798
2662823   2695716    2744126   2786739   2832491     2865962
2663334   2696169    2744761   2787026   2832905     2866101
2663722   2697290    2745768   2787455   2832921     2866747
2664472   2697936    2746642   2787596   2833028     2867778
2664662   2698512    2746931   2789378   2834018     2868537
2665156   2700086    2747715   2789865   2835007     2868578
2665768   2702744    2748168   2789923   2835320     2868594
2666048   2703072    2749463   2790129   2835981     2868917
2666428   2703767    2752103   2790418   2836948     2869014
2666857   2706158    2752806   2791051   2837722     2869501
2667897   2706992    2753457   2791283   2838183     2869691
2668044   2707180    2754232   2791556   2839009     2869857
2668135   2707206    2754448   2791754   2839314     2870160
2668416   2707412    2754885   2792174   2839553     2870459

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

2870715   2918852    2968733   3018546   3062346     3113966
2870756   2920783    2969269   3018975   3063005     3114006
2871192   2920940    2970218   3018991   3063104     3114121
2871655   2921005    2970457   3019767   3063856     3115037
2871713   2922383    2970812   3020021   3066628     3115656
2871796   2922862    2971091   3020120   3066941     3116209
2874824   2923464    2971273   3021607   3067626     3116241
2874881   2923514    2971729   3021615   3068012     3116456
2876357   2927812    2971893   3021789   3068038     3116803
2876712   2929297    2974004   3022266   3069093     3117868
2877157   2929313    2975050   3022829   3069820     3119252
2877421   2929487    2976835   3023884   3070323     3119773
2877587   2930204    2976843   3024007   3070901     3120979
2877702   2930436    2977866   3024668   3073806     3122652
2877991   2932069    2978765   3024700   3074317     3122926
2879070   2932408    2979011   3024718   3074895     3125903
2879286   2933794    2979284   3025053   3075124     3127636
2880862   2934412    2982023   3025129   3075496     3128865
2880912   2935187    2982692   3025624   3076536     3129491
2881175   2936110    2982791   3027042   3076593     3130986
2881803   2937167    2983781   3027067   3076619     3131034
2882058   2937563    2984391   3029725   3077518     3131216
2883650   2937639    2984623   3030392   3077773     3131554
2884757   2938223    2984813   3030749   3078144     3131927
2885820   2938835    2986602   3031267   3078573     3133170
2886141   2939262    2987238   3031408   3079423     3133261
2886190   2941128    2987782   3032158   3079696     3134194
2886554   2941573    2988285   3035136   3080884     3134947
2887560   2941763    2989390   3035649   3081528     3135944
2887651   2943843    2990489   3036050   3081544     3137585
2888022   2945459    2990968   3036100   3082039     3138021
2888840   2945772    2990976   3036811   3083979     3138245
2891265   2946127    2991073   3037496   3084274     3138815
2891828   2946960    2991115   3038387   3085511     3139193
2891844   2947505    2991198   3038577   3086634     3141694
2892131   2947539    2992303   3039047   3089000     3142726
2892479   2947737    2993590   3040177   3090644     3143526
2893451   2947786    2993608   3040482   3090982     3143633
2894285   2947844    2993830   3040789   3091089     3143658
2894533   2947950    2993897   3041282   3091782     3143807
2895290   2948263    2993939   3041589   3093804     3144201
2896132   2948875    2994283   3041613   3094141     3144433
2896942   2949170    2995579   3041746   3094745     3144938
2898625   2949857    2996882   3042033   3095239     3145299
2898898   2950319    2996965   3043023   3096179     3145471
2899862   2951424    2997351   3043502   3097110     3145505
2901114   2951671    2998979   3043551   3097441     3145638
2903185   2953255    2999688   3043767   3097821     3146446
2903599   2953776    3001468   3043957   3099611     3146818
2903946   2954139    3001542   3044468   3099850     3147816
2905370   2954196    3001716   3045077   3101086     3148160
2906196   2954253    3001781   3045465   3101375     3150729
2907962   2954287    3002466   3045598   3101573     3151511
2908291   2955813    3002763   3045770   3101946     3151628
2909935   2955961    3003589   3045861   3102571     3153269
2910586   2956126    3003720   3046620   3103751     3154523
2912194   2956456    3003928   3047065   3103876     3155116
2913994   2957298    3004140   3048329   3103934     3158193
2914604   2957942    3004520   3050333   3103942     3158334
2914976   2958635    3005865   3050945   3105129     3159225
2915544   2959872    3008091   3051844   3105517     3159431
2915601   2960896    3011830   3052305   3109147     3159589
2915908   2962439    3011947   3052545   3109568     3160363
2916427   2962454    3012028   3055043   3109865     3160991
2916443   2962520    3012606   3056959   3110459     3162047
2917342   2964237    3012804   3057528   3111077     3162062
2918001   2965754    3013166   3058211   3112042     3162484
2918290   2965895    3013620   3058740   3113131     3162625
2918449   2966406    3013893   3058997   3113230     3163417
2918761   2968337    3016011   3060027   3113834     3163573

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

3163797   3210283    3256484   3312923   3362654     3405602
3164209   3210416    3257656   3313897   3362696     3406220
3164944   3211687    3258241   3314952   3363579     3407764
3166444   3212099    3259520   3315561   3363645     3407954
3166642   3212107    3259652   3318391   3364320     3408986
3166832   3212438    3259686   3319209   3364619     3409158
3167590   3213964    3260940   3321023   3365152     3409893
3169596   3215894    3262003   3321270   3366069     3410032
3169802   3216546    3262557   3321361   3367364     3410354
3170313   3217353    3262813   3321544   3367760     3410826
3171956   3217684    3264090   3323938   3369774     3411451
3172228   3217932    3264751   3324456   3370228     3412939
3172392   3218260    3265477   3325198   3370541     3413671
3173432   3218344    3266632   3327137   3370806     3413796
3173937   3219243    3267440   3327194   3370871     3414000
3175320   3219649    3268000   3327319   3371044     3414018
3175452   3220381    3268307   3328325   3375714     3414059
3176708   3220761    3270352   3328564   3376225     3415635
3176807   3221926    3271426   3329018   3377363     3418191
3178167   3223039    3272085   3329687   3377447     3418514
3178431   3223492    3272507   3330263   3379716     3419553
3179108   3223567    3273174   3330297   3380938     3420452
3180452   3224433    3273844   3330982   3382413     3420593
3181039   3227360    3275807   3331006   3382702     3421039
3181468   3227857    3276276   3333184   3383205     3422011
3183050   3227980    3278207   3334109   3383544     3422235
3183662   3228004    3278892   3335155   3383700     3422342
3183910   3230331    3279254   3335262   3385309     3422359
3183969   3230372    3279783   3336385   3385325     3422409
3184009   3230752    3281243   3336401   3386067     3422912
3184702   3232352    3281482   3337151   3386836     3424157
3185766   3232964    3283983   3337524   3387362     3424165
3186350   3234572    3284056   3337862   3387719     3424256
3186590   3235496    3286218   3338837   3388501     3426608
3187325   3236296    3286390   3338878   3388915     3426822
3187440   3236536    3286648   3339140   3389350     3428844
3189099   3237096    3286929   3339249   3389947     3428869
3189727   3237146    3287182   3339959   3389962     3429412
3189818   3237328    3287414   3341054   3390234     3429461
3190022   3238086    3288743   3342011   3390788     3430055
3193810   3238268    3291481   3342904   3390846     3430717
3194156   3238516    3292638   3343167   3391224     3431640
3194404   3238599    3292653   3343514   3392693     3432507
3194453   3238912    3292968   3343530   3393246     3433208
3195922   3239803    3293636   3344959   3393972     3433745
3196474   3239969    3294725   3347200   3394350     3434297
3196599   3240322    3296126   3347366   3394384     3434628
3196813   3240454    3296688   3347663   3394814     3434701
3196920   3243367    3297058   3347747   3394863     3434727
3196953   3244464    3299120   3347986   3394905     3434818
3197027   3244985    3299179   3348315   3396488     3434875
3197340   3245511    3300241   3348596   3397148     3434958
3198462   3245834    3301124   3349925   3397254     3434974
3199080   3245859    3301231   3350733   3397692     3435013
3199106   3246196    3302247   3350790   3397817     3435088
3201035   3246774    3302908   3351384   3399300     3435484
3201332   3248424    3303021   3352200   3400835     3435518
3201381   3249091    3303088   3352978   3402054     3435526
3202090   3249323    3304367   3353208   3402138     3435559
3202884   3249505    3304946   3353273   3402435     3435567
3203098   3250008    3305075   3353455   3403490     3435617
3203288   3250123    3305463   3353497   3403524     3436169
3203650   3251295    3305471   3354024   3403854     3436219
3207560   3251410    3305653   3356383   3404076     3436532
3207818   3251519    3306735   3359031   3404209     3437050
3207917   3251584    3307519   3359643   3404266     3437266
3208758   3253309    3309903   3359767   3404480     3437779
3208774   3254133    3310265   3360914   3404902     3438314
3209798   3254828    3311677   3361250   3405354     3438454
3210150   3255015    3312147   3361706   3405578     3438967

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

3439007   3458791    3475555   3504651   3534963     3559341
3439015   3458916    3476140   3504776   3535002     3559382
3439023   3459393    3476348   3504826   3535044     3559432
3439445   3459526    3476934   3505161   3535150     3559549
3439478   3460599    3477007   3505690   3535507     3559721
3440021   3460987    3477254   3506573   3536299     3560240
3440146   3461803    3477437   3506615   3536935     3560349
3440401   3461845    3477494   3506664   3537057     3561586
3440492   3461985    3477510   3506672   3537503     3561685
3440989   3462041    3477551   3507936   3538709     3562113
3441144   3462066    3477890   3509569   3539194     3562410
3442019   3462181    3479359   3509635   3539772     3562428
3442431   3462199    3479656   3509718   3540358     3562675
3442969   3462215    3480209   3510658   3540366     3562741
3443033   3462223    3481926   3510757   3540390     3562873
3443173   3462231    3481975   3511904   3541513     3563277
3443538   3462256    3482155   3512514   3541901     3564093
3443835   3462371    3482692   3512795   3542214     3564234
3444403   3462413    3482932   3512977   3542347     3564762
3444437   3462488    3483864   3513017   3542644     3564937
3444593   3462496    3484094   3513140   3542651     3565603
3445061   3462611    3484235   3514700   3542800     3566221
3445095   3462645    3484359   3514726   3543014     3566353
3445566   3462660    3484631   3515475   3543147     3566734
3445723   3462686    3484987   3515921   3543386     3567492
3445863   3462694    3485646   3516275   3543915     3567732
3446416   3462843    3485745   3516705   3544426     3568490
3446473   3462892    3485992   3517661   3544434     3569134
3447182   3462942    3486420   3517745   3544442     3569712
3447265   3462991    3487071   3518479   3544558     3569787
3447877   3463015    3488111   3518735   3546181     3570058
3448180   3463080    3488251   3518834   3546223     3570090
3448628   3463197    3488301   3518941   3546348     3570272
3448800   3463239    3488400   3519915   3546991     3570652
3449220   3463270    3488491   3521051   3547361     3570694
3449550   3463288    3488756   3521291   3547411     3570744
3449667   3463304    3488772   3521739   3547460     3570926
3449881   3463353    3488830   3522034   3547973     3570975
3449964   3463403    3489028   3522141   3548021     3571742
3450210   3463411    3489135   3523156   3548062     3571916
3451259   3463429    3489275   3524303   3548500     3571957
3451317   3463593    3489309   3524329   3548740     3572013
3451499   3463783    3490042   3525318   3549045     3572047
3451671   3463809    3491321   3526514   3550076     3573128
3451747   3463833    3491727   3527306   3551538     3573375
3452026   3463866    3491818   3527561   3551587     3574092
3452331   3463932    3492147   3527710   3551744     3574613
3452638   3463965    3492949   3528171   3552056     3574647
3452646   3464005    3494911   3528429   3552122     3575248
3452810   3464328    3495132   3528890   3552213     3575289
3453883   3464344    3495272   3529070   3552312     3575297
3454022   3464401    3495520   3529153   3552346     3575339
3454071   3464468    3496122   3530144   3552445     3575446
3454568   3464559    3496734   3530250   3552890     3576220
3454584   3467644    3497609   3530490   3552957     3576691
3454618   3468105    3499712   3530722   3553278     3577855
3454733   3468378    3499720   3530763   3553542     3578523
3456217   3468436    3500501   3530870   3553583     3578622
3456969   3468675    3502135   3531464   3554730     3579380
3457363   3468774    3502663   3531621   3554854     3579489
3457595   3468931    3502770   3531936   3555141     3579505
3457868   3471356    3503083   3532140   3555794     3579604
3457967   3471455    3503794   3532959   3555810     3579679
3458031   3471638    3503802   3533130   3556388     3580115
3458148   3473097    3503885   3533767   3556461     3580172
3458312   3473410    3504263   3534153   3556768     3580354
3458486   3474103    3504503   3534377   3557774     3580990
3458502   3474251    3504545   3534583   3557964     3581709
3458692   3474426    3504628   3534815   3558640     3582202
3458775   3474590    3504636   3534955   3558723     3582475

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

3584182   3612918    3631231   3659059   3680196     8000154
3584695   3612967    3631306   3659109   3680246     8000172
3584703   3613080    3631876   3659232   3680428     8000187
3584810   3613197    3632619   3659901   3680691     8000229
3584828   3613304    3632759   3660206   3680758     8000231
3584950   3613346    3633054   3660891   3680865     8000235
3584968   3613353    3633450   3661048   3680881     8000236
3584976   3613395    3634128   3661758   3680899     8000237
3585312   3613510    3635026   3661782   3680972     8000255
3585437   3613528    3637741   3662947   3681103     8000261
3585635   3613577    3637758   3663481   3681137     8000264
3585809   3613601    3638400   3663895   3681186     8000285
3586005   3613650    3639176   3664414   3681277     8000294
3586781   3613726    3639192   3664471   3681558     8000296
3586914   3613791    3639663   3664786   3682069     8000297
3587482   3613809    3640695   3664810   3682218     8000309
3587888   3613825    3641107   3664828   3682325     8000311
3588126   3613858    3641313   3665742   3683463     8000317
3588209   3613908    3642121   3666310   3683968     8000328
3588688   3613957    3642162   3667029   3684099     8000334
3589074   3614351    3642386   3667060   3684412     8000335
3589371   3614468    3642592   3667623   3684503     8000338
3589843   3614666    3642956   3667722   3685609     8000357
3590072   3614757    3643079   3667730   3685625     8000395
3590254   3614971    3644549   3668084   3685740     8000464
3590270   3615002    3644861   3668100   3686045     8000471
3590635   3615234    3644887   3668530   3686102     8000482
3590775   3615648    3645041   3668613   3686631     8000502
3590809   3616091    3645736   3668969   3686664     8000527
3591864   3616596    3645884   3669074   3686789     8000529
3592003   3616620    3645918   3669611   3686797     8000574
3592854   3616638    3645934   3669645   3686912     8000584
3592920   3616661    3646676   3669660   3686946     8000610
3592938   3616786    3646783   3669934   3687167     8000664
3593662   3616794    3646809   3669942   3687704     8000670
3594686   3616885    3647161   3669975   3687720     8000677
3596913   3616893    3647732   3671211   3687886     8000681
3597143   3617941    3648417   3671237   3688454     8000682
3597192   3619715    3648532   3671443   3688520     8000697
3597242   3619954    3648797   3672102   3688538     8000701
3597259   3620077    3648888   3672144   3688546     8000707
3597317   3620473    3649035   3672151   3688553     8000716
3597622   3620879    3649605   3672318   3688744     8000719
3597846   3621380    3649647   3672573   3688751     8000721
3599156   3621687    3649662   3672722   3689270     8000722
3599297   3622008    3649795   3672847   3689452     8000723
3599651   3622065    3650306   3672862   3689759     8000724
3599917   3622339    3650520   3673118   3690674     8000733
3600400   3622453    3650934   3673498   8000002     8000760
3601176   3622461    3651320   3674058   8000004     8000767
3602463   3622685    3651429   3674389   8000012     8000791
3605482   3623709    3651791   3674710   8000015     8000843
3605631   3624335    3651817   3674934   8000016     8000889
3605805   3624533    3651874   3675253   8000083     8000895
3605946   3625100    3651924   3675535   8000085     8000896
3606902   3625670    3651973   3677085   8000086     8000941
3607108   3625696    3652732   3677093   8000088     8000970
3608890   3625779    3653805   3677119   8000090     8000980
3608940   3625886    3654100   3677150   8000093     8001094
3609567   3625894    3654464   3677283   8000118     8001096
3610326   3627486    3654555   3677382   8000127     8001099
3610516   3628740    3654985   3677416   8000128     8001185
3610599   3629391    3656139   3677440   8000129     8001189
3610904   3629409    3656162   3677556   8000135     8001196
3611019   3629953    3656188   3678265   8000137     8001197
3611423   3630076    3656733   3679065   8000138     8001201
3611779   3630506    3657319   3679131   8000139     8001202
3611829   3630696    3658283   3679446   8000142     8001214
3612520   3630753    3658465   3679917   8000146     8001223
3612579   3630894    3658549   3680097   8000148     8001226

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8001227   8002323    8003450   8005269   8006433     8007542
8001252   8002334    8003472   8005271   8006448     8007543
8001256   8002365    8003506   8005273   8006453     8007545
8001274   8002372    8003556   8005325   8006460     8007562
8001279   8002386    8003602   8005326   8006470     8007570
8001282   8002406    8003658   8005338   8006477     8007577
8001283   8002410    8003672   8005348   8006487     8007582
8001302   8002421    8003720   8005371   8006490     8007586
8001307   8002425    8003741   8005377   8006500     8007589
8001320   8002426    8003894   8005384   8006501     8007596
8001325   8002432    8003986   8005389   8006502     8007604
8001373   8002439    8004018   8005393   8006503     8007608
8001441   8002443    8004037   8005396   8006505     8007668
8001442   8002447    8004129   8005399   8006524     8007671
8001477   8002451    8004219   8005400   8006537     8007673
8001480   8002457    8004278   8005401   8006617     8007699
8001502   8002460    8004291   8005403   8006621     8007713
8001516   8002461    8004308   8005409   8006648     8007718
8001536   8002462    8004343   8005414   8006666     8007724
8001539   8002502    8004349   8005415   8006668     8007727
8001597   8002588    8004355   8005435   8006672     8007733
8001603   8002592    8004395   8005450   8006681     8007740
8001609   8002611    8004433   8005454   8006691     8007765
8001618   8002616    8004476   8005456   8006720     8007776
8001673   8002622    8004542   8005457   8006725     8007806
8001720   8002629    8004563   8005459   8006796     8007809
8001738   8002643    8004566   8005508   8006839     8007812
8001749   8002663    8004575   8005515   8006859     8007816
8001758   8002671    8004577   8005601   8006948     8007847
8001766   8002684    8004585   8005628   8006952     8007884
8001770   8002747    8004589   8005696   8007012     8007909
8001774   8002762    8004669   8005782   8007023     8007912
8001776   8002777    8004732   8005794   8007024     8007948
8001780   8002809    8004741   8005807   8007059     8007952
8001782   8002817    8004748   8005814   8007060     8007975
8001783   8002843    8004755   8005818   8007112     8007976
8001784   8002853    8004761   8005820   8007190     8007983
8001891   8002855    8004769   8005835   8007199     8007985
8001898   8002857    8004774   8005839   8007208     8007988
8001899   8002912    8004782   8005846   8007210     8008086
8001929   8002919    8004785   8005855   8007234     8008096
8001939   8002927    8004788   8005868   8007245     8008123
8001974   8002934    8004792   8005881   8007251     8008128
8001985   8002944    8004793   8005887   8007265     8008133
8001999   8002967    8004794   8005888   8007272     8008192
8002067   8002973    8004800   8005890   8007273     8008195
8002089   8003002    8004805   8005918   8007275     8008203
8002120   8003016    8004808   8005925   8007276     8008235
8002134   8003105    8004814   8005994   8007277     8008262
8002139   8003119    8004815   8006070   8007278     8008264
8002142   8003127    8004885   8006075   8007350     8008272
8002145   8003136    8004919   8006149   8007412     8008283
8002147   8003140    8004949   8006223   8007413     8008300
8002148   8003159    8004960   8006236   8007424     8008304
8002171   8003173    8004983   8006240   8007428     8008318
8002180   8003175    8004986   8006277   8007446     8008327
8002201   8003178    8004990   8006281   8007458     8008351
8002213   8003181    8005066   8006291   8007459     8008375
8002218   8003183    8005096   8006292   8007469     8008377
8002224   8003197    8005103   8006302   8007471     8008382
8002228   8003198    8005108   8006307   8007479     8008423
8002249   8003210    8005134   8006344   8007483     8008425
8002254   8003234    8005152   8006359   8007485     8008570
8002259   8003253    8005165   8006368   8007487     8008571
8002287   8003260    8005175   8006377   8007491     8008573
8002289   8003271    8005204   8006384   8007497     8008596
8002291   8003275    8005226   8006386   8007502     8008600
8002292   8003279    8005238   8006387   8007526     8008603
8002293   8003298    8005248   8006389   8007534     8008604
8002300   8003352    8005264   8006419   8007541     8008608

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8008609   8009872    8010578   8011401   8012473     8013458
8008610   8009900    8010579   8011428   8012554     8013466
8008627   8009908    8010637   8011436   8012627     8013468
8008639   8009917    8010676   8011441   8012648     8013490
8008644   8009920    8010679   8011445   8012662     8013502
8008716   8009923    8010681   8011463   8012696     8013531
8008725   8009927    8010684   8011534   8012726     8013536
8008741   8009932    8010694   8011549   8012729     8013566
8008749   8009935    8010697   8011679   8012732     8013572
8008785   8009939    8010705   8011694   8012739     8013579
8008792   8009986    8010706   8011697   8012746     8013586
8008815   8009991    8010707   8011709   8012759     8013590
8008834   8009993    8010708   8011742   8012764     8013594
8008870   8009995    8010713   8011782   8012778     8013679
8008959   8009998    8010716   8011793   8012782     8013705
8008964   8010003    8010717   8011796   8012785     8013711
8008969   8010005    8010719   8011800   8012786     8013720
8008978   8010009    8010734   8011807   8012807     8013748
8008979   8010011    8010767   8011834   8012809     8013758
8008981   8010013    8010768   8011865   8012864     8013771
8008986   8010025    8010774   8011881   8012867     8013786
8009005   8010034    8010784   8011883   8012925     8013825
8009009   8010043    8010797   8011887   8012951     8013843
8009017   8010065    8010802   8011890   8012955     8013880
8009040   8010075    8010817   8011896   8012957     8013899
8009048   8010080    8010825   8011905   8012975     8013917
8009084   8010086    8010842   8011912   8013001     8013919
8009096   8010091    8010848   8011916   8013010     8013926
8009117   8010092    8010854   8011941   8013014     8013953
8009120   8010094    8010859   8011948   8013016     8013955
8009142   8010100    8010865   8011953   8013017     8013959
8009159   8010104    8010898   8011954   8013019     8013966
8009161   8010107    8010907   8011960   8013020     8013974
8009171   8010113    8010930   8011963   8013041     8013994
8009179   8010122    8010935   8011968   8013051     8014005
8009186   8010130    8010970   8011976   8013054     8014015
8009190   8010133    8010987   8011981   8013055     8014020
8009196   8010174    8010990   8012018   8013093     8014024
8009206   8010190    8010992   8012022   8013103     8014033
8009220   8010228    8011009   8012026   8013109     8014035
8009222   8010237    8011021   8012030   8013116     8014038
8009225   8010251    8011041   8012048   8013117     8014043
8009229   8010258    8011046   8012055   8013118     8014052
8009235   8010267    8011060   8012056   8013122     8014056
8009351   8010283    8011068   8012057   8013125     8014062
8009363   8010306    8011080   8012063   8013128     8014083
8009378   8010307    8011102   8012076   8013132     8014086
8009391   8010320    8011114   8012147   8013134     8014135
8009475   8010327    8011127   8012187   8013140     8014137
8009557   8010333    8011146   8012221   8013152     8014155
8009608   8010348    8011160   8012238   8013156     8014162
8009618   8010366    8011175   8012240   8013157     8014168
8009629   8010368    8011177   8012260   8013164     8014169
8009640   8010371    8011179   8012275   8013168     8014174
8009644   8010395    8011189   8012288   8013169     8014175
8009654   8010404    8011213   8012290   8013180     8014177
8009671   8010425    8011224   8012293   8013203     8014226
8009700   8010431    8011263   8012305   8013211     8014239
8009701   8010462    8011292   8012310   8013254     8014241
8009719   8010471    8011301   8012315   8013310     8014260
8009728   8010476    8011307   8012328   8013325     8014265
8009761   8010489    8011311   8012340   8013346     8014268
8009781   8010500    8011341   8012342   8013387     8014281
8009789   8010506    8011348   8012348   8013421     8014284
8009795   8010522    8011356   8012365   8013430     8014319
8009797   8010559    8011364   8012417   8013435     8014329
8009801   8010564    8011379   8012420   8013440     8014339
8009822   8010565    8011382   8012427   8013445     8014373
8009855   8010572    8011386   8012446   8013453     8014380
8009868   8010574    8011395   8012463   8013457     8014395

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8014400   8014975    8015432   8015920   8016732     8017547
8014418   8014985    8015435   8015930   8016741     8017549
8014426   8014995    8015437   8015953   8016754     8017551
8014462   8014998    8015443   8015956   8016766     8017563
8014466   8015001    8015449   8015959   8016770     8017564
8014475   8015002    8015474   8015970   8016779     8017571
8014479   8015004    8015475   8015971   8016837     8017597
8014481   8015006    8015478   8015974   8016844     8017601
8014483   8015007    8015486   8015982   8016849     8017616
8014490   8015011    8015490   8015991   8016850     8017617
8014492   8015014    8015494   8016012   8016854     8017621
8014521   8015018    8015496   8016015   8016860     8017624
8014529   8015025    8015511   8016024   8016873     8017628
8014546   8015026    8015517   8016035   8016879     8017630
8014564   8015032    8015518   8016039   8016880     8017631
8014586   8015041    8015523   8016040   8016891     8017641
8014594   8015046    8015524   8016083   8016918     8017647
8014597   8015049    8015537   8016118   8016923     8017649
8014604   8015057    8015538   8016175   8016945     8017659
8014609   8015061    8015541   8016183   8016948     8017668
8014618   8015075    8015544   8016187   8016952     8017678
8014623   8015081    8015545   8016189   8016962     8017681
8014627   8015089    8015552   8016193   8016969     8017684
8014654   8015107    8015556   8016199   8016980     8017692
8014666   8015123    8015563   8016208   8017014     8017696
8014667   8015160    8015566   8016209   8017037     8017701
8014668   8015163    8015570   8016232   8017050     8017705
8014670   8015169    8015576   8016275   8017056     8017708
8014693   8015174    8015577   8016294   8017063     8017711
8014697   8015196    8015579   8016300   8017082     8017727
8014702   8015197    8015580   8016306   8017103     8017744
8014714   8015198    8015585   8016307   8017105     8017748
8014717   8015203    8015589   8016314   8017121     8017760
8014719   8015207    8015596   8016326   8017161     8017761
8014725   8015220    8015597   8016366   8017168     8017767
8014730   8015224    8015602   8016375   8017169     8017782
8014731   8015233    8015607   8016376   8017174     8017792
8014736   8015237    8015618   8016384   8017189     8017798
8014737   8015243    8015622   8016397   8017210     8017799
8014746   8015253    8015633   8016402   8017226     8017807
8014748   8015255    8015635   8016406   8017238     8017809
8014749   8015257    8015650   8016427   8017249     8017811
8014763   8015267    8015655   8016446   8017261     8017812
8014765   8015279    8015659   8016453   8017277     8017814
8014775   8015281    8015667   8016457   8017298     8017837
8014781   8015283    8015673   8016461   8017308     8017858
8014782   8015286    8015674   8016462   8017311     8017886
8014799   8015293    8015678   8016467   8017328     8017923
8014823   8015295    8015696   8016472   8017357     8017957
8014827   8015322    8015711   8016474   8017373     8017959
8014828   8015326    8015719   8016488   8017374     8017965
8014835   8015331    8015769   8016520   8017400     8017988
8014844   8015339    8015785   8016528   8017406     8018003
8014846   8015341    8015799   8016540   8017411     8018016
8014851   8015349    8015802   8016547   8017418     8018020
8014852   8015354    8015814   8016553   8017422     8018022
8014858   8015355    8015826   8016561   8017428     8018025
8014899   8015359    8015828   8016575   8017444     8018028
8014901   8015361    8015829   8016580   8017456     8018035
8014909   8015367    8015830   8016582   8017460     8018133
8014910   8015375    8015838   8016585   8017490     8018141
8014913   8015378    8015846   8016596   8017500     8018182
8014926   8015386    8015855   8016601   8017510     8018246
8014929   8015389    8015861   8016650   8017512     8018294
8014936   8015391    8015865   8016655   8017515     8018297
8014949   8015401    8015870   8016678   8017523     8018300
8014950   8015410    8015876   8016685   8017528     8018314
8014961   8015419    8015879   8016700   8017535     8018317
8014962   8015430    8015887   8016719   8017542     8018320
8014970   8015431    8015904   8016721   8017543     8018323

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8018346   8018854    8019408   8019827   8020160     8020929
8018350   8018858    8019409   8019835   8020174     8020935
8018375   8018870    8019410   8019837   8020202     8020964
8018388   8018884    8019411   8019839   8020223     8020981
8018424   8018886    8019416   8019849   8020224     8020982
8018430   8018888    8019418   8019850   8020226     8020984
8018445   8018890    8019420   8019855   8020228     8020988
8018500   8018899    8019424   8019858   8020229     8020996
8018519   8018903    8019428   8019861   8020231     8021000
8018522   8018932    8019433   8019862   8020236     8021002
8018525   8018936    8019437   8019863   8020245     8021008
8018529   8018939    8019440   8019873   8020258     8021009
8018534   8018962    8019443   8019875   8020261     8021017
8018546   8018968    8019448   8019896   8020266     8021018
8018552   8019031    8019451   8019898   8020269     8021019
8018553   8019037    8019453   8019904   8020296     8021020
8018567   8019055    8019456   8019931   8020311     8021024
8018569   8019057    8019458   8019935   8020314     8021025
8018571   8019060    8019465   8019938   8020315     8021028
8018573   8019061    8019468   8019945   8020322     8021033
8018574   8019065    8019475   8019946   8020337     8021040
8018575   8019078    8019481   8019971   8020339     8021046
8018578   8019101    8019485   8019984   8020365     8021050
8018584   8019108    8019490   8019995   8020389     8021054
8018593   8019110    8019498   8019996   8020397     8021060
8018596   8019181    8019501   8019998   8020413     8021065
8018612   8019184    8019518   8019999   8020429     8021069
8018624   8019196    8019593   8020000   8020439     8021080
8018625   8019218    8019610   8020001   8020441     8021084
8018628   8019239    8019619   8020005   8020449     8021091
8018636   8019256    8019620   8020009   8020456     8021096
8018657   8019278    8019627   8020010   8020465     8021102
8018660   8019283    8019631   8020011   8020473     8021110
8018661   8019284    8019635   8020012   8020479     8021111
8018673   8019286    8019638   8020022   8020492     8021115
8018677   8019295    8019639   8020024   8020525     8021117
8018681   8019300    8019646   8020025   8020544     8021121
8018688   8019304    8019648   8020026   8020570     8021122
8018689   8019311    8019688   8020029   8020588     8021125
8018694   8019313    8019704   8020030   8020590     8021131
8018703   8019315    8019716   8020033   8020593     8021135
8018716   8019316    8019723   8020037   8020596     8021137
8018733   8019317    8019724   8020039   8020603     8021145
8018740   8019320    8019732   8020040   8020608     8021172
8018745   8019323    8019734   8020041   8020612     8021187
8018746   8019325    8019736   8020048   8020614     8021201
8018755   8019326    8019742   8020057   8020618     8021207
8018759   8019328    8019744   8020059   8020634     8021209
8018762   8019330    8019745   8020062   8020635     8021210
8018767   8019344    8019747   8020064   8020636     8021211
8018775   8019348    8019748   8020066   8020659     8021215
8018776   8019349    8019751   8020069   8020661     8021218
8018778   8019353    8019755   8020075   8020665     8021223
8018783   8019357    8019757   8020078   8020669     8021225
8018791   8019367    8019761   8020079   8020678     8021232
8018804   8019372    8019765   8020080   8020698     8021234
8018807   8019375    8019767   8020101   8020705     8021237
8018810   8019379    8019776   8020103   8020734     8021238
8018811   8019385    8019784   8020107   8020755     8021239
8018813   8019386    8019792   8020108   8020771     8021240
8018816   8019391    8019793   8020123   8020819     8021250
8018817   8019392    8019795   8020124   8020821     8021257
8018820   8019395    8019798   8020127   8020826     8021263
8018829   8019396    8019801   8020129   8020827     8021271
8018839   8019399    8019804   8020133   8020845     8021273
8018841   8019400    8019805   8020135   8020860     8021286
8018842   8019401    8019808   8020147   8020878     8021294
8018843   8019403    8019813   8020156   8020893     8021313
8018844   8019405    8019825   8020158   8020926     8021314
8018845   8019407    8019826   8020159   8020928     8021323

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8021335   8021816    8022061   8022485   8023168     8023800
8021346   8021819    8022076   8022493   8023175     8023801
8021356   8021821    8022083   8022504   8023178     8023804
8021360   8021825    8022091   8022506   8023185     8023808
8021364   8021829    8022124   8022512   8023188     8023810
8021370   8021830    8022134   8022519   8023199     8023811
8021373   8021834    8022143   8022524   8023201     8023816
8021381   8021837    8022147   8022528   8023202     8023819
8021385   8021841    8022148   8022533   8023209     8023820
8021387   8021847    8022149   8022538   8023210     8023821
8021419   8021848    8022159   8022555   8023211     8023828
8021422   8021851    8022160   8022569   8023214     8023840
8021425   8021852    8022163   8022582   8023216     8023846
8021427   8021853    8022169   8022585   8023218     8023852
8021432   8021855    8022186   8022591   8023242     8023854
8021434   8021856    8022206   8022601   8023245     8023855
8021435   8021866    8022212   8022607   8023253     8023870
8021437   8021868    8022241   8022613   8023255     8023872
8021438   8021872    8022247   8022621   8023259     8023880
8021440   8021878    8022249   8022627   8023264     8023881
8021441   8021883    8022260   8022650   8023276     8023882
8021444   8021892    8022263   8022657   8023277     8023883
8021447   8021898    8022268   8022659   8023285     8023884
8021453   8021904    8022275   8022664   8023287     8023886
8021456   8021908    8022279   8022674   8023290     8023887
8021458   8021911    8022284   8022680   8023291     8023888
8021460   8021928    8022289   8022688   8023294     8023891
8021468   8021932    8022295   8022694   8023295     8023895
8021470   8021936    8022304   8022709   8023296     8023913
8021497   8021937    8022305   8022718   8023298     8023934
8021500   8021940    8022310   8022723   8023300     8023951
8021515   8021941    8022313   8022727   8023305     8023954
8021518   8021944    8022318   8022732   8023311     8023960
8021525   8021946    8022321   8022738   8023315     8023962
8021526   8021947    8022323   8022742   8023323     8023965
8021528   8021948    8022324   8022760   8023327     8023969
8021540   8021951    8022327   8022799   8023328     8023976
8021542   8021952    8022333   8022804   8023332     8023982
8021562   8021955    8022336   8022814   8023334     8023984
8021582   8021960    8022345   8022822   8023336     8023994
8021607   8021963    8022349   8022849   8023341     8023998
8021613   8021964    8022358   8022878   8023342     8024000
8021619   8021966    8022363   8022920   8023344     8024001
8021632   8021967    8022368   8022923   8023363     8024003
8021638   8021968    8022370   8022940   8023376     8024004
8021640   8021969    8022373   8022947   8023381     8024005
8021644   8021970    8022375   8022970   8023384     8024011
8021650   8021973    8022379   8023002   8023386     8024015
8021658   8021976    8022381   8023015   8023388     8024017
8021668   8021978    8022383   8023022   8023439     8024020
8021674   8021983    8022386   8023025   8023455     8024025
8021678   8021987    8022393   8023029   8023462     8024029
8021681   8021991    8022397   8023035   8023499     8024033
8021687   8021994    8022399   8023042   8023511     8024036
8021695   8021998    8022405   8023050   8023534     8024040
8021698   8022000    8022415   8023063   8023552     8024041
8021703   8022005    8022425   8023066   8023610     8024042
8021721   8022008    8022427   8023078   8023627     8024043
8021727   8022012    8022431   8023100   8023631     8024059
8021732   8022013    8022433   8023102   8023687     8024075
8021738   8022014    8022435   8023106   8023694     8024084
8021741   8022015    8022438   8023108   8023701     8024098
8021746   8022016    8022441   8023125   8023704     8024112
8021756   8022017    8022443   8023132   8023709     8024121
8021762   8022022    8022445   8023134   8023733     8024140
8021765   8022024    8022447   8023140   8023744     8024141
8021768   8022028    8022451   8023147   8023754     8024168
8021776   8022045    8022456   8023150   8023757     8024174
8021811   8022051    8022457   8023155   8023783     8024176
8021814   8022052    8022459   8023166   8023799     8024178

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8024181   8024505    8024956   8025198   8025592     8026192
8024187   8024507    8024958   8025200   8025600     8026210
8024191   8024511    8024961   8025202   8025603     8026213
8024248   8024515    8024969   8025204   8025607     8026219
8024252   8024518    8024972   8025206   8025612     8026225
8024257   8024522    8024978   8025207   8025614     8026234
8024258   8024524    8024998   8025209   8025621     8026239
8024262   8024528    8024999   8025226   8025623     8026261
8024263   8024535    8025002   8025231   8025626     8026266
8024265   8024539    8025003   8025232   8025650     8026271
8024266   8024543    8025004   8025233   8025658     8026283
8024267   8024544    8025010   8025234   8025672     8026304
8024270   8024548    8025019   8025236   8025673     8026307
8024274   8024550    8025021   8025239   8025700     8026308
8024277   8024553    8025023   8025240   8025702     8026318
8024285   8024556    8025030   8025241   8025728     8026322
8024288   8024558    8025034   8025242   8025789     8026328
8024297   8024562    8025037   8025245   8025803     8026333
8024299   8024567    8025038   8025247   8025817     8026339
8024300   8024568    8025039   8025248   8025820     8026343
8024307   8024569    8025041   8025250   8025828     8026344
8024308   8024571    8025042   8025252   8025833     8026362
8024310   8024572    8025044   8025255   8025834     8026366
8024313   8024575    8025046   8025256   8025835     8026383
8024315   8024584    8025048   8025260   8025837     8026400
8024317   8024591    8025052   8025264   8025838     8026403
8024325   8024600    8025053   8025274   8025841     8026416
8024328   8024608    8025058   8025279   8025842     8026431
8024352   8024613    8025060   8025292   8025843     8026432
8024364   8024616    8025064   8025293   8025845     8026434
8024374   8024626    8025066   8025312   8025847     8026493
8024383   8024629    8025068   8025315   8025848     8026499
8024388   8024654    8025078   8025316   8025849     8026504
8024392   8024657    8025080   8025317   8025855     8026508
8024395   8024683    8025083   8025318   8025857     8026516
8024400   8024694    8025084   8025323   8025859     8026521
8024402   8024714    8025085   8025324   8025861     8026523
8024403   8024723    8025091   8025326   8025866     8026525
8024407   8024725    8025102   8025329   8025867     8026574
8024412   8024731    8025105   8025330   8025869     8026603
8024414   8024734    8025109   8025334   8025887     8026611
8024426   8024735    8025111   8025341   8025893     8026619
8024433   8024736    8025113   8025359   8025917     8026620
8024436   8024742    8025115   8025361   8025926     8026636
8024437   8024753    8025119   8025387   8025949     8026637
8024438   8024758    8025122   8025391   8025984     8026655
8024442   8024760    8025125   8025395   8026001     8026656
8024443   8024766    8025134   8025403   8026008     8026670
8024447   8024770    8025144   8025404   8026017     8026671
8024451   8024783    8025147   8025406   8026024     8026696
8024456   8024786    8025149   8025423   8026040     8026698
8024458   8024793    8025153   8025459   8026041     8026699
8024462   8024795    8025154   8025463   8026046     8026704
8024463   8024835    8025159   8025464   8026062     8026707
8024464   8024846    8025160   8025467   8026076     8026708
8024469   8024848    8025162   8025486   8026087     8026714
8024472   8024857    8025165   8025496   8026090     8026716
8024474   8024860    8025167   8025508   8026096     8026719
8024479   8024869    8025173   8025509   8026103     8026729
8024480   8024874    8025174   8025512   8026105     8026730
8024481   8024876    8025177   8025517   8026115     8026740
8024482   8024878    8025179   8025518   8026118     8026752
8024483   8024882    8025181   8025536   8026120     8026758
8024486   8024884    8025183   8025545   8026123     8026766
8024489   8024904    8025184   8025551   8026132     8026782
8024494   8024916    8025185   8025552   8026148     8026790
8024496   8024932    8025189   8025555   8026158     8026792
8024501   8024951    8025190   8025563   8026166     8026804
8024502   8024952    8025192   8025571   8026181     8026812
8024503   8024955    8025194   8025581   8026183     8026814

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8026829   8027736    8029035   8029389   8029846     8030913
8026834   8027769    8029041   8029391   8029854     8030914
8026840   8027777    8029049   8029398   8029859     8030920
8026866   8027792    8029050   8029403   8029870     8030937
8026878   8027795    8029058   8029404   8029873     8030975
8026902   8027807    8029059   8029411   8029874     8030981
8026905   8027847    8029065   8029414   8029875     8030989
8026924   8027850    8029067   8029418   8029879     8030990
8026957   8027879    8029068   8029420   8029880     8031007
8026958   8027904    8029069   8029427   8029882     8031008
8026974   8027909    8029070   8029430   8029888     8031014
8027017   8027940    8029074   8029434   8029890     8031016
8027050   8027952    8029080   8029435   8029894     8031021
8027066   8027977    8029081   8029437   8029899     8031040
8027071   8027981    8029096   8029438   8029921     8031047
8027083   8027984    8029100   8029439   8029923     8031048
8027097   8027986    8029105   8029444   8029935     8031054
8027098   8027995    8029112   8029448   8029936     8031063
8027099   8028002    8029118   8029451   8029944     8031068
8027100   8028007    8029120   8029453   8029951     8031084
8027106   8028024    8029134   8029457   8029955     8031085
8027113   8028035    8029136   8029461   8029961     8031096
8027140   8028048    8029144   8029462   8029963     8031112
8027167   8028051    8029148   8029464   8029970     8031116
8027183   8028062    8029165   8029465   8029971     8031119
8027203   8028070    8029166   8029468   8030016     8031140
8027212   8028081    8029168   8029469   8030140     8031148
8027219   8028157    8029170   8029470   8030240     8031161
8027223   8028250    8029173   8029472   8030366     8031171
8027241   8028252    8029179   8029473   8030394     8031174
8027308   8028259    8029184   8029474   8030458     8031186
8027331   8028265    8029186   8029475   8030474     8031194
8027339   8028266    8029187   8029477   8030482     8031197
8027342   8028275    8029194   8029478   8030495     8031202
8027344   8028276    8029195   8029479   8030504     8031205
8027348   8028284    8029196   8029480   8030505     8031211
8027362   8028291    8029197   8029481   8030531     8031212
8027365   8028301    8029198   8029483   8030551     8031216
8027369   8028304    8029200   8029484   8030557     8031219
8027375   8028312    8029201   8029485   8030575     8031223
8027378   8028321    8029206   8029487   8030639     8031226
8027380   8028322    8029208   8029488   8030641     8031231
8027386   8028337    8029225   8029491   8030645     8031232
8027394   8028400    8029228   8029493   8030670     8031234
8027398   8028402    8029234   8029501   8030702     8031237
8027401   8028478    8029239   8029502   8030711     8031243
8027403   8028482    8029245   8029503   8030715     8031251
8027407   8028489    8029251   8029504   8030719     8031258
8027411   8028505    8029257   8029579   8030729     8031264
8027412   8028515    8029266   8029587   8030730     8031270
8027418   8028538    8029269   8029594   8030787     8031272
8027422   8028581    8029275   8029601   8030791     8031281
8027426   8028595    8029277   8029607   8030796     8031287
8027430   8028596    8029279   8029673   8030814     8031302
8027435   8028683    8029280   8029680   8030818     8031304
8027440   8028717    8029287   8029693   8030823     8031310
8027504   8028757    8029292   8029704   8030827     8031331
8027515   8028890    8029294   8029711   8030833     8031350
8027532   8028931    8029306   8029719   8030838     8031362
8027566   8028948    8029325   8029725   8030839     8031375
8027582   8028968    8029334   8029727   8030877     8031382
8027650   8028985    8029337   8029732   8030878     8031467
8027661   8028996    8029346   8029740   8030882     8031483
8027671   8029003    8029359   8029758   8030883     8031511
8027682   8029006    8029367   8029760   8030889     8031533
8027684   8029014    8029370   8029778   8030893     8031552
8027695   8029018    8029373   8029794   8030899     8031568
8027714   8029022    8029378   8029796   8030902     8031592
8027717   8029024    8029383   8029815   8030903     8031610
8027727   8029027    8029386   8029831   8030910     8031616

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8031654   8033150    8033626   8033842   8034244     8034961
8031706   8033161    8033629   8033845   8034259     8034974
8031722   8033162    8033633   8033848   8034264     8034975
8031763   8033163    8033638   8033850   8034271     8034977
8031833   8033169    8033640   8033852   8034281     8034979
8031869   8033173    8033643   8033854   8034285     8034986
8031960   8033176    8033652   8033855   8034288     8034995
8031989   8033184    8033655   8033858   8034290     8034998
8032004   8033186    8033656   8033868   8034291     8035007
8032084   8033188    8033658   8033870   8034294     8035016
8032100   8033193    8033659   8033871   8034295     8035020
8032114   8033198    8033663   8033876   8034300     8035027
8032152   8033201    8033666   8033878   8034301     8035028
8032201   8033206    8033670   8033879   8034304     8035033
8032285   8033210    8033674   8033884   8034329     8035037
8032299   8033234    8033679   8033891   8034330     8035054
8032383   8033244    8033680   8033892   8034337     8035080
8032389   8033245    8033682   8033899   8034344     8035088
8032408   8033255    8033684   8033900   8034345     8035093
8032643   8033257    8033687   8033901   8034348     8035099
8032750   8033260    8033694   8033903   8034370     8035106
8032753   8033263    8033707   8033906   8034381     8035126
8032760   8033267    8033708   8033909   8034392     8035134
8032770   8033275    8033709   8033910   8034400     8035156
8032774   8033281    8033716   8033913   8034413     8035166
8032785   8033289    8033721   8033914   8034414     8035170
8032791   8033332    8033722   8033917   8034420     8035177
8032801   8033386    8033723   8033918   8034431     8035189
8032805   8033404    8033729   8033920   8034457     8035190
8032809   8033409    8033730   8033926   8034476     8035202
8032817   8033415    8033734   8033928   8034503     8035208
8032820   8033429    8033735   8033929   8034506     8035211
8032826   8033449    8033736   8033931   8034558     8035215
8032828   8033450    8033738   8033938   8034576     8035216
8032843   8033454    8033739   8033939   8034580     8035217
8032860   8033465    8033741   8033940   8034614     8035223
8032872   8033468    8033742   8033945   8034643     8035235
8032875   8033478    8033744   8033950   8034660     8035246
8032884   8033481    8033745   8033956   8034680     8035250
8032890   8033484    8033747   8033957   8034682     8035252
8032892   8033489    8033751   8033958   8034688     8035264
8032903   8033494    8033754   8033966   8034691     8035266
8032916   8033499    8033755   8033968   8034702     8035322
8032925   8033507    8033758   8033973   8034714     8035326
8032938   8033510    8033761   8034007   8034727     8035335
8032939   8033511    8033763   8034008   8034744     8035351
8032942   8033520    8033765   8034015   8034756     8035357
8032965   8033533    8033770   8034020   8034761     8035358
8032979   8033536    8033771   8034027   8034762     8035360
8032989   8033541    8033777   8034030   8034765     8035372
8033001   8033544    8033782   8034032   8034772     8035383
8033003   8033548    8033783   8034035   8034776     8035399
8033004   8033552    8033785   8034040   8034778     8035400
8033017   8033556    8033790   8034048   8034781     8035408
8033021   8033558    8033795   8034051   8034787     8035426
8033023   8033562    8033805   8034063   8034792     8035441
8033030   8033568    8033807   8034065   8034795     8035447
8033033   8033569    8033809   8034076   8034799     8035459
8033036   8033573    8033814   8034077   8034808     8035467
8033052   8033574    8033815   8034097   8034811     8035469
8033072   8033577    8033818   8034109   8034821     8035500
8033081   8033579    8033819   8034122   8034822     8035509
8033091   8033581    8033820   8034144   8034826     8035511
8033093   8033582    8033824   8034164   8034849     8035516
8033110   8033584    8033828   8034170   8034884     8035525
8033119   8033585    8033829   8034180   8034885     8035527
8033128   8033595    8033832   8034209   8034899     8035537
8033130   8033610    8033835   8034210   8034923     8035548
8033144   8033617    8033839   8034235   8034937     8035556
8033149   8033623    8033841   8034240   8034953     8035566

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8035581   8036325    8036621   8037176   8037474     8037839
8035588   8036335    8036623   8037178   8037480     8037846
8035599   8036337    8036627   8037183   8037491     8037850
8035604   8036343    8036636   8037184   8037500     8037855
8035616   8036356    8036640   8037186   8037502     8037861
8035631   8036358    8036651   8037193   8037506     8037872
8035637   8036360    8036657   8037208   8037516     8037883
8035648   8036375    8036659   8037222   8037527     8037886
8035659   8036379    8036665   8037226   8037541     8037893
8035661   8036384    8036677   8037229   8037548     8037899
8035668   8036392    8036697   8037235   8037552     8037902
8035674   8036393    8036707   8037244   8037553     8037905
8035676   8036395    8036724   8037251   8037566     8037910
8035683   8036409    8036748   8037257   8037574     8037913
8035686   8036417    8036750   8037267   8037586     8037921
8035692   8036419    8036775   8037269   8037595     8037948
8035693   8036421    8036777   8037274   8037598     8037975
8035694   8036433    8036783   8037277   8037601     8037987
8035705   8036435    8036803   8037278   8037604     8038037
8035707   8036436    8036810   8037281   8037605     8038062
8035708   8036440    8036815   8037284   8037609     8038071
8035726   8036445    8036826   8037285   8037614     8038090
8035740   8036446    8036830   8037292   8037622     8038093
8035744   8036457    8036846   8037293   8037628     8038096
8035751   8036465    8036849   8037296   8037629     8038101
8035757   8036468    8036861   8037302   8037640     8038103
8035763   8036474    8036868   8037305   8037641     8038109
8035767   8036477    8036872   8037307   8037643     8038118
8035768   8036478    8036875   8037310   8037648     8038125
8035773   8036486    8036878   8037318   8037649     8038131
8035792   8036487    8036880   8037321   8037653     8038133
8035810   8036498    8036882   8037323   8037655     8038135
8035864   8036500    8036887   8037325   8037660     8038139
8035876   8036502    8036891   8037326   8037666     8038140
8035884   8036510    8036893   8037334   8037668     8038143
8035903   8036513    8036897   8037337   8037678     8038148
8035921   8036516    8036903   8037340   8037686     8038149
8035933   8036517    8036904   8037343   8037690     8038155
8035937   8036519    8036913   8037344   8037694     8038158
8035981   8036521    8036914   8037347   8037707     8038159
8035990   8036525    8036922   8037348   8037714     8038161
8036032   8036526    8036924   8037351   8037715     8038165
8036050   8036530    8036933   8037353   8037716     8038166
8036099   8036531    8036935   8037355   8037723     8038168
8036116   8036534    8036946   8037356   8037725     8038169
8036133   8036537    8036975   8037358   8037731     8038170
8036171   8036538    8036976   8037366   8037735     8038172
8036173   8036541    8036986   8037369   8037737     8038177
8036220   8036542    8037012   8037370   8037740     8038180
8036229   8036547    8037035   8037373   8037748     8038181
8036238   8036548    8037051   8037382   8037756     8038182
8036242   8036549    8037072   8037389   8037757     8038187
8036244   8036551    8037074   8037391   8037758     8038192
8036247   8036552    8037075   8037392   8037759     8038199
8036248   8036554    8037090   8037398   8037760     8038203
8036253   8036555    8037110   8037400   8037765     8038204
8036256   8036557    8037115   8037419   8037766     8038208
8036259   8036559    8037117   8037427   8037768     8038218
8036262   8036560    8037120   8037428   8037773     8038220
8036268   8036562    8037124   8037431   8037776     8038223
8036272   8036567    8037128   8037433   8037778     8038226
8036275   8036568    8037135   8037437   8037782     8038230
8036277   8036575    8037142   8037440   8037784     8038239
8036285   8036579    8037144   8037441   8037794     8038247
8036296   8036584    8037148   8037446   8037804     8038286
8036304   8036588    8037150   8037449   8037806     8038309
8036307   8036592    8037159   8037457   8037808     8038315
8036316   8036603    8037162   8037458   8037815     8038321
8036319   8036611    8037164   8037465   8037819     8038324
8036324   8036613    8037174   8037469   8037828     8038325

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8038327   8038793    8039517   8039978   8040269     8040946
8038329   8038799    8039518   8039980   8040270     8041031
8038340   8038816    8039519   8039984   8040271     8041082
8038346   8038818    8039552   8039989   8040272     8041089
8038359   8038821    8039589   8039990   8040275     8041102
8038364   8038824    8039617   8039994   8040276     8041108
8038365   8038832    8039634   8039998   8040282     8041109
8038374   8038856    8039636   8040003   8040283     8041121
8038377   8038881    8039654   8040010   8040285     8041122
8038378   8038883    8039658   8040016   8040288     8041125
8038380   8038889    8039683   8040020   8040289     8041126
8038381   8038899    8039689   8040023   8040292     8041132
8038387   8038906    8039692   8040026   8040294     8041133
8038389   8038918    8039697   8040028   8040296     8041144
8038391   8038923    8039707   8040030   8040298     8041154
8038394   8038925    8039711   8040034   8040305     8041156
8038396   8038945    8039716   8040038   8040310     8041162
8038400   8038965    8039717   8040039   8040314     8041163
8038401   8038970    8039719   8040045   8040379     8041173
8038404   8038974    8039722   8040053   8040395     8041174
8038405   8038977    8039724   8040055   8040419     8041176
8038407   8038992    8039726   8040058   8040427     8041183
8038416   8039011    8039729   8040064   8040436     8041186
8038417   8039014    8039730   8040067   8040472     8041187
8038421   8039020    8039735   8040069   8040511     8041198
8038427   8039026    8039736   8040075   8040528     8041202
8038428   8039031    8039744   8040077   8040533     8041213
8038430   8039062    8039752   8040081   8040537     8041238
8038431   8039067    8039764   8040085   8040541     8041258
8038435   8039071    8039772   8040086   8040549     8041298
8038440   8039074    8039783   8040095   8040554     8041325
8038444   8039092    8039784   8040106   8040561     8041329
8038455   8039100    8039785   8040108   8040568     8041347
8038460   8039103    8039787   8040110   8040576     8041348
8038462   8039131    8039788   8040124   8040585     8041351
8038468   8039151    8039798   8040137   8040586     8041372
8038477   8039162    8039815   8040138   8040598     8041373
8038492   8039176    8039836   8040142   8040626     8041374
8038493   8039188    8039842   8040143   8040629     8041386
8038495   8039189    8039850   8040146   8040647     8041395
8038497   8039201    8039851   8040153   8040659     8041405
8038500   8039209    8039856   8040157   8040662     8041409
8038508   8039214    8039865   8040163   8040669     8041412
8038525   8039216    8039871   8040169   8040677     8041413
8038536   8039219    8039875   8040175   8040688     8041425
8038543   8039220    8039880   8040176   8040689     8041432
8038547   8039232    8039890   8040177   8040693     8041449
8038550   8039243    8039895   8040188   8040697     8041453
8038554   8039253    8039897   8040190   8040702     8041471
8038574   8039261    8039898   8040191   8040704     8041486
8038588   8039283    8039901   8040198   8040708     8041492
8038598   8039292    8039902   8040200   8040710     8041493
8038617   8039320    8039914   8040204   8040714     8041495
8038627   8039365    8039916   8040210   8040721     8041501
8038632   8039394    8039922   8040215   8040722     8041507
8038659   8039435    8039931   8040222   8040725     8041512
8038683   8039456    8039934   8040226   8040739     8041518
8038685   8039468    8039935   8040230   8040755     8041524
8038692   8039478    8039941   8040231   8040765     8041528
8038694   8039479    8039942   8040232   8040770     8041531
8038696   8039481    8039946   8040239   8040778     8041533
8038703   8039487    8039950   8040243   8040799     8041545
8038704   8039490    8039952   8040244   8040848     8041549
8038708   8039492    8039956   8040255   8040863     8041558
8038717   8039495    8039960   8040260   8040875     8041561
8038724   8039507    8039961   8040261   8040887     8041562
8038732   8039509    8039968   8040262   8040889     8041563
8038742   8039510    8039969   8040263   8040896     8041578
8038782   8039512    8039973   8040266   8040924     8041591
8038789   8039514    8039976   8040267   8040938     8041596

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8041610   8041997    8042530   8043178   8043973     8044727
8041616   8041998    8042534   8043206   8043989     8044732
8041622   8042003    8042538   8043222   8044045     8044736
8041627   8042006    8042543   8043227   8044066     8044737
8041629   8042010    8042546   8043235   8044084     8044738
8041631   8042011    8042553   8043238   8044100     8044739
8041633   8042018    8042558   8043239   8044113     8044741
8041641   8042020    8042573   8043243   8044137     8044742
8041650   8042023    8042580   8043244   8044181     8044744
8041653   8042025    8042581   8043247   8044185     8044746
8041655   8042030    8042587   8043250   8044201     8044749
8041659   8042031    8042593   8043254   8044225     8044752
8041660   8042035    8042600   8043267   8044248     8044753
8041661   8042044    8042602   8043274   8044259     8044756
8041664   8042050    8042613   8043281   8044273     8044758
8041667   8042054    8042617   8043293   8044293     8044759
8041675   8042057    8042649   8043300   8044333     8044760
8041684   8042060    8042704   8043317   8044362     8044761
8041702   8042067    8042721   8043335   8044370     8044763
8041727   8042079    8042739   8043337   8044381     8044769
8041741   8042080    8042741   8043342   8044384     8044770
8041743   8042091    8042748   8043343   8044405     8044775
8041753   8042094    8042752   8043382   8044424     8044779
8041765   8042100    8042755   8043390   8044434     8044782
8041766   8042103    8042758   8043395   8044441     8044799
8041767   8042111    8042761   8043398   8044451     8044810
8041768   8042116    8042765   8043418   8044457     8044821
8041782   8042127    8042767   8043427   8044462     8044832
8041794   8042135    8042790   8043434   8044463     8044841
8041795   8042139    8042798   8043444   8044466     8044878
8041798   8042142    8042803   8043452   8044468     8044887
8041804   8042155    8042805   8043458   8044475     8044905
8041822   8042160    8042807   8043464   8044482     8044920
8041831   8042164    8042815   8043478   8044485     8044935
8041837   8042166    8042836   8043514   8044488     8044944
8041845   8042185    8042841   8043542   8044491     8044958
8041847   8042204    8042849   8043555   8044492     8044980
8041855   8042227    8042856   8043589   8044495     8045004
8041856   8042282    8042857   8043593   8044499     8045006
8041858   8042284    8042859   8043597   8044506     8045013
8041868   8042291    8042870   8043606   8044507     8045039
8041871   8042296    8042877   8043607   8044508     8045044
8041880   8042304    8042880   8043610   8044517     8045062
8041882   8042309    8042888   8043612   8044531     8045068
8041888   8042311    8042915   8043632   8044553     8045075
8041902   8042326    8042919   8043651   8044563     8045084
8041905   8042338    8042921   8043653   8044575     8045089
8041906   8042355    8042922   8043654   8044576     8045092
8041911   8042376    8042933   8043677   8044579     8045101
8041914   8042397    8042941   8043678   8044580     8045115
8041915   8042399    8042952   8043731   8044617     8045116
8041923   8042404    8042962   8043735   8044630     8045129
8041927   8042405    8042966   8043760   8044641     8045140
8041932   8042413    8042969   8043761   8044651     8045148
8041934   8042417    8042970   8043769   8044655     8045152
8041939   8042420    8042978   8043778   8044656     8045154
8041946   8042430    8042996   8043786   8044663     8045213
8041951   8042437    8042997   8043796   8044669     8045239
8041953   8042438    8043002   8043818   8044679     8045262
8041954   8042443    8043013   8043831   8044682     8045273
8041958   8042452    8043029   8043837   8044685     8045282
8041966   8042464    8043032   8043847   8044690     8045318
8041967   8042471    8043033   8043859   8044693     8045328
8041970   8042475    8043054   8043876   8044697     8045330
8041975   8042484    8043079   8043895   8044703     8045342
8041980   8042489    8043094   8043905   8044707     8045351
8041981   8042509    8043097   8043918   8044714     8045355
8041989   8042522    8043118   8043920   8044716     8045365
8041992   8042525    8043136   8043951   8044718     8045394
8041995   8042526    8043150   8043971   8044720     8045426

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8045432   8045979    8046589   8047081   8047799     8048618
8045434   8045985    8046590   8047084   8047808     8048620
8045436   8045998    8046591   8047093   8047816     8048627
8045454   8046001    8046599   8047101   8047827     8048636
8045488   8046030    8046609   8047107   8047836     8048641
8045494   8046036    8046610   8047108   8047837     8048667
8045503   8046040    8046616   8047123   8047844     8048678
8045511   8046049    8046644   8047124   8047857     8048695
8045520   8046055    8046676   8047130   8047863     8048697
8045531   8046056    8046680   8047133   8047870     8048705
8045537   8046061    8046682   8047136   8047871     8048715
8045552   8046099    8046694   8047141   8047875     8048724
8045557   8046100    8046697   8047146   8047878     8048727
8045569   8046101    8046700   8047155   8047886     8048733
8045571   8046118    8046715   8047159   8047891     8048740
8045580   8046127    8046725   8047174   8047894     8048749
8045597   8046134    8046730   8047178   8047912     8048756
8045607   8046146    8046746   8047190   8047916     8048783
8045626   8046148    8046752   8047198   8047917     8048801
8045627   8046160    8046755   8047227   8047933     8048833
8045649   8046176    8046757   8047238   8047941     8048864
8045652   8046198    8046764   8047241   8047948     8048875
8045659   8046214    8046767   8047242   8047965     8048889
8045663   8046222    8046771   8047257   8047989     8048961
8045666   8046238    8046773   8047262   8047990     8048984
8045683   8046250    8046776   8047270   8048073     8048995
8045687   8046275    8046781   8047271   8048082     8049006
8045688   8046285    8046784   8047280   8048088     8049116
8045700   8046288    8046786   8047284   8048096     8049140
8045711   8046290    8046791   8047288   8048103     8049151
8045717   8046293    8046809   8047293   8048121     8049157
8045736   8046301    8046813   8047298   8048124     8049208
8045739   8046328    8046816   8047299   8048146     8049221
8045758   8046339    8046823   8047302   8048172     8049230
8045759   8046341    8046827   8047314   8048191     8049243
8045760   8046349    8046831   8047316   8048203     8049248
8045775   8046350    8046841   8047323   8048231     8049397
8045777   8046353    8046844   8047328   8048242     8049425
8045781   8046360    8046858   8047334   8048243     8049449
8045788   8046370    8046866   8047342   8048269     8049471
8045799   8046380    8046867   8047352   8048285     8049497
8045815   8046391    8046874   8047355   8048291     8049508
8045816   8046397    8046882   8047372   8048301     8049562
8045821   8046400    8046898   8047375   8048307     8049596
8045824   8046404    8046901   8047398   8048309     8049598
8045826   8046408    8046906   8047405   8048326     8049610
8045832   8046422    8046918   8047413   8048330     8049631
8045833   8046442    8046937   8047418   8048366     8049675
8045835   8046443    8046941   8047436   8048380     8049678
8045836   8046446    8046945   8047439   8048398     8049686
8045837   8046456    8046961   8047480   8048402     8049688
8045844   8046459    8046973   8047490   8048409     8049707
8045856   8046470    8046974   8047492   8048425     8049708
8045858   8046475    8046988   8047500   8048434     8049714
8045866   8046476    8046989   8047512   8048447     8049727
8045869   8046478    8046995   8047520   8048461     8049730
8045875   8046489    8046998   8047524   8048473     8049743
8045876   8046492    8047003   8047566   8048475     8049747
8045880   8046497    8047004   8047651   8048487     8049751
8045882   8046506    8047006   8047738   8048497     8049754
8045888   8046525    8047014   8047747   8048503     8049765
8045891   8046529    8047023   8047752   8048516     8049766
8045902   8046539    8047025   8047754   8048561     8049774
8045910   8046542    8047039   8047755   8048564     8049823
8045935   8046557    8047042   8047756   8048579     8049878
8045937   8046566    8047045   8047764   8048586     8049897
8045940   8046570    8047058   8047768   8048601     8049951
8045957   8046576    8047062   8047774   8048606     8049964
8045958   8046582    8047071   8047789   8048612     8049999
8045973   8046584    8047073   8047797   8048617     8050051

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8050102   8050901    8051161   8051560   8052031     8053534
8050105   8050917    8051165   8051571   8052052     8053571
8050109   8050918    8051169   8051576   8052061     8053574
8050173   8050919    8051170   8051582   8052070     8053665
8050178   8050929    8051171   8051589   8052082     8053715
8050221   8050932    8051177   8051591   8052084     8053796
8050287   8050936    8051180   8051598   8052086     8053868
8050295   8050943    8051189   8051610   8052094     8053941
8050306   8050950    8051190   8051617   8052095     8053969
8050315   8050955    8051203   8051619   8052096     8053974
8050319   8050959    8051206   8051620   8052097     8053993
8050321   8050964    8051213   8051621   8052101     8054010
8050325   8050966    8051218   8051627   8052104     8054031
8050329   8050967    8051220   8051629   8052111     8054059
8050332   8050970    8051224   8051635   8052116     8054076
8050335   8050971    8051237   8051645   8052120     8054098
8050339   8050976    8051240   8051648   8052127     8054124
8050343   8050979    8051242   8051653   8052137     8054134
8050345   8050980    8051251   8051657   8052141     8054186
8050356   8050986    8051253   8051658   8052150     8054250
8050389   8050989    8051258   8051662   8052152     8054317
8050394   8050994    8051259   8051675   8052153     8054348
8050401   8050995    8051260   8051682   8052165     8054355
8050416   8050996    8051262   8051685   8052169     8054369
8050423   8051000    8051264   8051686   8052194     8054382
8050429   8051001    8051273   8051690   8052206     8054398
8050431   8051002    8051291   8051692   8052217     8054433
8050432   8051004    8051298   8051696   8052260     8054457
8050461   8051011    8051300   8051700   8052263     8054467
8050481   8051014    8051302   8051703   8052273     8054482
8050543   8051020    8051304   8051709   8052314     8054483
8050547   8051023    8051313   8051726   8052352     8054506
8050555   8051029    8051317   8051731   8052360     8054518
8050557   8051031    8051319   8051749   8052398     8054531
8050566   8051037    8051326   8051756   8052412     8054533
8050572   8051039    8051336   8051766   8052429     8054554
8050579   8051046    8051339   8051783   8052545     8054563
8050593   8051048    8051341   8051787   8052556     8054603
8050597   8051050    8051364   8051799   8052565     8054669
8050608   8051052    8051367   8051807   8052596     8054688
8050616   8051062    8051377   8051822   8052606     8054699
8050618   8051068    8051381   8051841   8052609     8054702
8050640   8051069    8051393   8051859   8052704     8054710
8050644   8051071    8051400   8051869   8052771     8054717
8050656   8051072    8051410   8051887   8052784     8054719
8050661   8051075    8051422   8051892   8052833     8054741
8050671   8051078    8051433   8051906   8052864     8054743
8050673   8051085    8051456   8051908   8052905     8054751
8050685   8051090    8051459   8051916   8052915     8054785
8050721   8051091    8051469   8051917   8052918     8054825
8050737   8051092    8051471   8051924   8052929     8054827
8050741   8051095    8051474   8051931   8052942     8054831
8050755   8051098    8051478   8051934   8052943     8054834
8050761   8051100    8051488   8051940   8052967     8054846
8050766   8051101    8051499   8051942   8052977     8054859
8050776   8051103    8051502   8051946   8053017     8054862
8050792   8051106    8051503   8051952   8053030     8054868
8050801   8051109    8051505   8051960   8053056     8054884
8050812   8051110    8051511   8051964   8053059     8054889
8050815   8051111    8051517   8051965   8053179     8054911
8050823   8051114    8051522   8051973   8053255     8054914
8050831   8051119    8051524   8051983   8053303     8054940
8050839   8051120    8051527   8051992   8053305     8054969
8050867   8051128    8051531   8051995   8053319     8054975
8050871   8051132    8051532   8051996   8053325     8054982
8050878   8051135    8051536   8052008   8053350     8054985
8050881   8051136    8051542   8052009   8053378     8054987
8050884   8051140    8051550   8052015   8053449     8054992
8050885   8051141    8051552   8052020   8053472     8054994
8050899   8051150    8051559   8052024   8053520     8054997

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8054998   8056096    8057157   8058022   8058491     8059558
8054999   8056100    8057163   8058024   8058492     8059561
8055003   8056108    8057164   8058035   8058517     8059574
8055007   8056111    8057174   8058038   8058520     8059586
8055009   8056116    8057185   8058040   8058542     8059617
8055017   8056122    8057220   8058044   8058547     8059653
8055030   8056163    8057236   8058049   8058551     8059662
8055032   8056181    8057265   8058050   8058565     8059697
8055033   8056213    8057282   8058057   8058569     8059699
8055052   8056255    8057298   8058060   8058596     8059710
8055091   8056279    8057301   8058069   8058627     8059715
8055112   8056289    8057353   8058070   8058638     8059718
8055132   8056319    8057365   8058073   8058650     8059734
8055299   8056325    8057370   8058081   8058661     8059738
8055348   8056336    8057373   8058088   8058728     8059743
8055380   8056373    8057380   8058093   8058790     8059756
8055439   8056404    8057384   8058096   8058794     8059765
8055451   8056405    8057386   8058097   8058815     8059766
8055455   8056422    8057394   8058103   8058824     8059769
8055462   8056423    8057395   8058104   8058826     8059784
8055473   8056425    8057399   8058105   8058842     8059793
8055475   8056428    8057411   8058109   8058862     8059796
8055531   8056429    8057413   8058112   8058863     8059808
8055550   8056437    8057417   8058116   8058882     8059809
8055586   8056442    8057431   8058124   8058897     8059813
8055613   8056466    8057462   8058127   8058957     8059828
8055647   8056472    8057463   8058132   8058988     8059835
8055659   8056473    8057484   8058139   8058991     8059846
8055660   8056475    8057492   8058155   8059013     8059855
8055665   8056479    8057495   8058158   8059085     8059856
8055681   8056483    8057522   8058162   8059094     8059859
8055683   8056487    8057528   8058166   8059102     8059867
8055687   8056490    8057537   8058176   8059121     8059873
8055696   8056493    8057552   8058180   8059146     8059896
8055715   8056495    8057561   8058181   8059148     8059898
8055736   8056508    8057566   8058191   8059151     8059899
8055750   8056552    8057598   8058192   8059158     8059921
8055751   8056597    8057600   8058195   8059167     8059957
8055753   8056630    8057601   8058203   8059170     8060013
8055760   8056636    8057667   8058209   8059184     8060021
8055777   8056670    8057674   8058216   8059195     8060038
8055788   8056672    8057679   8058217   8059214     8060043
8055802   8056702    8057716   8058231   8059218     8060060
8055808   8056705    8057729   8058240   8059255     8060073
8055831   8056708    8057769   8058241   8059269     8060081
8055847   8056726    8057775   8058245   8059282     8060086
8055851   8056727    8057794   8058247   8059291     8060105
8055852   8056745    8057838   8058248   8059298     8060142
8055853   8056753    8057843   8058252   8059309     8060162
8055856   8056778    8057850   8058259   8059311     8060163
8055867   8056800    8057856   8058267   8059318     8060181
8055885   8056815    8057862   8058268   8059321     8060214
8055904   8056831    8057866   8058276   8059324     8060238
8055914   8056837    8057878   8058278   8059325     8060255
8055917   8056902    8057882   8058281   8059328     8060280
8055918   8056934    8057903   8058292   8059332     8060282
8055941   8056951    8057913   8058293   8059336     8060285
8055972   8056989    8057916   8058296   8059341     8060309
8055976   8057049    8057946   8058309   8059362     8060317
8055989   8057072    8057952   8058331   8059366     8060320
8055991   8057073    8057959   8058346   8059379     8060329
8056001   8057083    8057969   8058358   8059383     8060353
8056013   8057101    8057978   8058382   8059387     8060392
8056022   8057110    8057979   8058389   8059412     8060394
8056024   8057118    8057984   8058410   8059430     8060417
8056039   8057130    8057992   8058426   8059447     8060425
8056041   8057132    8057996   8058434   8059451     8060432
8056043   8057140    8058009   8058463   8059453     8060438
8056055   8057148    8058015   8058479   8059510     8060442
8056086   8057149    8058016   8058482   8059554     8060450

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8060458   8061017    8061799   8062864   8063723     8064478
8060462   8061028    8061810   8062868   8063726     8064485
8060471   8061039    8061820   8062895   8063730     8064493
8060479   8061043    8061823   8062901   8063732     8064499
8060486   8061059    8061839   8062906   8063733     8064513
8060494   8061063    8061859   8062956   8063735     8064558
8060496   8061074    8061884   8062957   8063741     8064577
8060523   8061080    8061889   8062961   8063755     8064685
8060537   8061083    8061897   8062967   8063765     8064691
8060544   8061088    8061904   8063040   8063793     8064693
8060564   8061100    8061930   8063048   8063794     8064725
8060575   8061115    8061937   8063066   8063808     8064739
8060581   8061128    8061945   8063070   8063811     8064742
8060609   8061135    8061953   8063073   8063812     8064750
8060621   8061142    8061957   8063074   8063818     8064819
8060629   8061150    8061969   8063090   8063824     8064832
8060637   8061155    8061978   8063096   8063827     8064841
8060680   8061165    8062004   8063107   8063829     8064857
8060686   8061166    8062026   8063110   8063848     8064863
8060710   8061176    8062032   8063134   8063861     8064877
8060722   8061197    8062036   8063137   8063863     8064901
8060725   8061200    8062056   8063144   8063868     8064910
8060730   8061207    8062077   8063160   8063874     8064929
8060733   8061231    8062119   8063162   8063877     8064950
8060750   8061239    8062125   8063165   8063878     8064951
8060753   8061242    8062188   8063180   8063888     8064996
8060758   8061249    8062200   8063188   8063892     8065002
8060762   8061263    8062210   8063189   8063894     8065028
8060783   8061264    8062225   8063207   8063899     8065038
8060790   8061270    8062228   8063208   8063901     8065044
8060795   8061272    8062255   8063214   8063909     8065055
8060806   8061293    8062269   8063220   8063915     8065077
8060810   8061301    8062272   8063233   8063933     8065080
8060822   8061303    8062282   8063244   8063938     8065086
8060825   8061308    8062313   8063246   8063939     8065103
8060828   8061316    8062328   8063256   8063958     8065107
8060830   8061322    8062336   8063267   8063964     8065118
8060831   8061351    8062352   8063270   8063968     8065124
8060833   8061371    8062354   8063278   8063987     8065144
8060834   8061377    8062368   8063296   8063988     8065172
8060836   8061390    8062402   8063309   8063999     8065194
8060840   8061409    8062403   8063332   8064007     8065224
8060845   8061416    8062424   8063353   8064023     8065233
8060848   8061440    8062439   8063394   8064038     8065239
8060850   8061441    8062450   8063396   8064040     8065252
8060856   8061453    8062454   8063428   8064068     8065259
8060869   8061458    8062466   8063463   8064092     8065273
8060871   8061460    8062469   8063466   8064104     8065294
8060874   8061463    8062471   8063490   8064130     8065326
8060885   8061479    8062475   8063495   8064156     8065379
8060893   8061482    8062479   8063501   8064168     8065411
8060896   8061484    8062488   8063502   8064202     8065418
8060915   8061487    8062499   8063504   8064215     8065442
8060921   8061497    8062502   8063513   8064217     8065470
8060928   8061518    8062505   8063522   8064228     8065491
8060929   8061525    8062519   8063561   8064252     8065496
8060935   8061527    8062540   8063578   8064270     8065591
8060938   8061546    8062572   8063586   8064285     8065609
8060944   8061566    8062575   8063595   8064286     8065649
8060955   8061595    8062598   8063607   8064298     8065727
8060957   8061602    8062602   8063629   8064313     8065739
8060959   8061626    8062639   8063635   8064316     8065771
8060960   8061640    8062675   8063640   8064319     8065781
8060974   8061652    8062679   8063643   8064330     8065792
8060976   8061660    8062703   8063679   8064387     8065843
8060980   8061683    8062791   8063690   8064401     8065897
8060990   8061715    8062804   8063698   8064413     8065972
8061002   8061752    8062805   8063704   8064429     8065974
8061006   8061758    8062838   8063709   8064434     8065997
8061010   8061795    8062857   8063719   8064435     8066012

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8066023   8067021    8067977   8068367   8069121     8070389
8066035   8067029    8067986   8068387   8069126     8070437
8066037   8067033    8067988   8068389   8069147     8070484
8066053   8067065    8067994   8068399   8069155     8070504
8066068   8067066    8067996   8068400   8069162     8070520
8066083   8067088    8068004   8068411   8069166     8070528
8066087   8067104    8068005   8068417   8069178     8070543
8066096   8067132    8068008   8068424   8069179     8070551
8066130   8067160    8068010   8068430   8069213     8070567
8066173   8067163    8068019   8068438   8069245     8070569
8066203   8067179    8068020   8068439   8069288     8070580
8066227   8067186    8068021   8068446   8069316     8070592
8066236   8067207    8068024   8068447   8069333     8070599
8066248   8067213    8068034   8068456   8069336     8070624
8066259   8067236    8068035   8068467   8069378     8070627
8066268   8067239    8068038   8068470   8069385     8070663
8066270   8067253    8068046   8068480   8069387     8070684
8066279   8067256    8068049   8068482   8069392     8070689
8066292   8067261    8068052   8068492   8069393     8070697
8066293   8067291    8068057   8068503   8069410     8070705
8066298   8067301    8068063   8068514   8069417     8070733
8066309   8067306    8068071   8068515   8069427     8070734
8066317   8067312    8068077   8068522   8069433     8070741
8066320   8067321    8068084   8068526   8069438     8070763
8066324   8067330    8068085   8068561   8069449     8070767
8066329   8067334    8068092   8068575   8069458     8070775
8066345   8067339    8068093   8068596   8069485     8070778
8066348   8067345    8068102   8068607   8069494     8070789
8066350   8067356    8068108   8068618   8069509     8070794
8066360   8067365    8068114   8068628   8069511     8070838
8066370   8067390    8068130   8068632   8069515     8070851
8066374   8067407    8068133   8068641   8069522     8070886
8066385   8067415    8068134   8068646   8069546     8070897
8066387   8067418    8068137   8068673   8069549     8070921
8066391   8067451    8068138   8068679   8069550     8070930
8066426   8067452    8068139   8068683   8069565     8070956
8066428   8067466    8068150   8068685   8069578     8070957
8066430   8067467    8068152   8068686   8069589     8070975
8066439   8067484    8068159   8068697   8069608     8070980
8066441   8067499    8068168   8068700   8069621     8070983
8066444   8067515    8068175   8068710   8069649     8070996
8066469   8067527    8068177   8068713   8069662     8071030
8066489   8067541    8068186   8068742   8069703     8071039
8066507   8067559    8068190   8068749   8069704     8071058
8066528   8067563    8068195   8068756   8069712     8071073
8066542   8067566    8068200   8068761   8069736     8071084
8066560   8067579    8068203   8068763   8069740     8071090
8066569   8067600    8068205   8068783   8069742     8071111
8066598   8067609    8068213   8068787   8069801     8071152
8066617   8067617    8068215   8068810   8069802     8071157
8066624   8067624    8068216   8068812   8069814     8071182
8066656   8067640    8068225   8068833   8069864     8071196
8066660   8067650    8068228   8068871   8069874     8071206
8066674   8067690    8068230   8068891   8069885     8071230
8066681   8067691    8068237   8068893   8069889     8071231
8066682   8067695    8068244   8068916   8069895     8071254
8066719   8067731    8068257   8068921   8069989     8071281
8066726   8067795    8068267   8068937   8070030     8071284
8066738   8067815    8068278   8068943   8070092     8071351
8066742   8067861    8068280   8068964   8070093     8071367
8066749   8067863    8068283   8068968   8070111     8071372
8066757   8067865    8068286   8068987   8070117     8071383
8066794   8067885    8068299   8069018   8070240     8071404
8066864   8067903    8068303   8069026   8070247     8071415
8066877   8067921    8068314   8069035   8070261     8071419
8066920   8067936    8068318   8069051   8070267     8071425
8066979   8067937    8068333   8069070   8070291     8071489
8066987   8067949    8068336   8069072   8070296     8071491
8066990   8067953    8068342   8069091   8070327     8071501
8067018   8067975    8068354   8069117   8070383     8071509

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8071538   8073092    8075637   8077940   8079836     8081350
8071572   8073109    8075668   8077961   8079860     8081382
8071580   8073123    8075676   8077982   8079874     8081386
8071582   8073136    8075716   8078033   8079951     8081404
8071599   8073142    8075780   8078039   8079956     8081425
8071606   8073164    8075799   8078070   8079975     8081427
8071658   8073188    8075814   8078082   8080042     8081431
8071664   8073200    8075840   8078159   8080105     8081434
8071676   8073204    8075844   8078229   8080147     8081438
8071697   8073222    8075867   8078241   8080194     8081444
8071720   8073257    8075915   8078295   8080201     8081477
8071727   8073272    8075920   8078335   8080223     8081515
8071745   8073309    8075929   8078339   8080225     8081517
8071757   8073312    8075995   8078404   8080270     8081548
8071766   8073324    8076005   8078432   8080288     8081550
8071771   8073349    8076052   8078442   8080290     8081588
8071787   8073359    8076059   8078449   8080313     8081591
8071795   8073375    8076098   8078502   8080316     8081597
8071807   8073386    8076137   8078538   8080328     8081626
8071825   8073400    8076193   8078547   8080333     8081715
8071833   8073403    8076197   8078573   8080382     8081718
8071879   8073418    8076219   8078592   8080386     8081746
8071943   8073438    8076230   8078645   8080438     8081751
8071963   8073486    8076240   8078650   8080444     8081760
8071984   8073512    8076245   8078670   8080457     8081820
8072004   8073583    8076249   8078684   8080482     8081842
8072040   8073649    8076306   8078705   8080502     8081852
8072114   8073825    8076331   8078773   8080572     8081871
8072177   8073875    8076351   8078840   8080618     8081872
8072190   8074002    8076362   8078911   8080620     8081931
8072208   8074029    8076368   8078912   8080631     8081943
8072227   8074097    8076379   8078934   8080654     8081996
8072231   8074149    8076393   8078938   8080682     8081999
8072240   8074176    8076410   8078989   8080708     8082019
8072242   8074190    8076426   8079018   8080730     8082028
8072317   8074277    8076442   8079033   8080773     8082034
8072332   8074317    8076449   8079053   8080798     8082039
8072333   8074324    8076461   8079101   8080802     8082055
8072356   8074372    8076494   8079112   8080834     8082059
8072426   8074406    8076569   8079124   8080872     8082083
8072428   8074456    8076581   8079126   8080883     8082158
8072433   8074504    8076625   8079131   8080885     8082168
8072494   8074548    8076644   8079153   8080888     8082191
8072504   8074553    8076697   8079157   8080915     8082215
8072508   8074564    8076714   8079191   8080916     8082221
8072530   8074593    8076749   8079199   8080981     8082248
8072540   8074599    8076819   8079206   8080990     8082264
8072544   8074606    8076822   8079255   8080993     8082268
8072600   8074654    8076877   8079279   8081005     8082289
8072666   8074667    8076878   8079289   8081012     8082291
8072671   8074718    8076889   8079301   8081025     8082292
8072706   8074824    8076915   8079315   8081051     8082310
8072858   8074888    8076966   8079316   8081104     8082316
8072877   8074899    8077081   8079354   8081107     8082325
8072893   8074923    8077102   8079382   8081137     8082336
8072917   8074982    8077107   8079429   8081161     8082339
8072935   8075108    8077119   8079453   8081164     8082355
8072957   8075135    8077172   8079585   8081169     8082371
8072959   8075141    8077210   8079590   8081202     8082411
8072966   8075143    8077294   8079695   8081206     8082419
8072996   8075211    8077470   8079703   8081251     8082451
8072997   8075222    8077516   8079704   8081252     8082472
8073005   8075227    8077537   8079726   8081261     8082507
8073007   8075388    8077603   8079730   8081265     8082521
8073019   8075524    8077617   8079734   8081276     8082529
8073042   8075550    8077657   8079745   8081311     8082568
8073050   8075592    8077708   8079751   8081313     8082577
8073064   8075594    8077743   8079761   8081314     8082582
8073069   8075598    8077910   8079791   8081334     8082585
8073082   8075615    8077915   8079796   8081338     8082587

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8082607   8083619    8085422   8087805   8090238     8091411
8082641   8083630    8085442   8087807   8090259     8091427
8082642   8083650    8085682   8087839   8090262     8091462
8082665   8083662    8085820   8087868   8090275     8091470
8082675   8083678    8085870   8087895   8090284     8091503
8082677   8083706    8085906   8087901   8090335     8091510
8082704   8083724    8086083   8087913   8090358     8091529
8082710   8083739    8086118   8087953   8090364     8091531
8082732   8083757    8086179   8087975   8090442     8091532
8082748   8083771    8086237   8088048   8090455     8091557
8082767   8083829    8086239   8088067   8090456     8091570
8082780   8083834    8086241   8088133   8090471     8091576
8082817   8083874    8086304   8088175   8090476     8091580
8082823   8083887    8086338   8088187   8090479     8091612
8082827   8083891    8086362   8088192   8090522     8091616
8082857   8083910    8086368   8088224   8090550     8091667
8082872   8083923    8086377   8088330   8090555     8091673
8082882   8083965    8086400   8088405   8090571     8091677
8082885   8083992    8086495   8088415   8090575     8091692
8082908   8083993    8086497   8088508   8090578     8091715
8082929   8083998    8086538   8088669   8090585     8091718
8082947   8084019    8086539   8088848   8090645     8091750
8082968   8084027    8086550   8088860   8090651     8091784
8082973   8084031    8086584   8088870   8090656     8091786
8083014   8084054    8086590   8088951   8090657     8091788
8083018   8084058    8086596   8088965   8090669     8091826
8083028   8084079    8086626   8088996   8090680     8091838
8083042   8084103    8086670   8089054   8090760     8091848
8083061   8084135    8086677   8089069   8090799     8091859
8083094   8084139    8086695   8089095   8090818     8091879
8083097   8084171    8086699   8089148   8090835     8091889
8083126   8084197    8086708   8089182   8090836     8091893
8083134   8084251    8086736   8089196   8090839     8091901
8083143   8084252    8086768   8089205   8090846     8091930
8083146   8084274    8086791   8089216   8090851     8091935
8083168   8084356    8086793   8089279   8090864     8091954
8083197   8084370    8086797   8089286   8090892     8091975
8083214   8084377    8086801   8089291   8090916     8091976
8083215   8084384    8086835   8089295   8090931     8091997
8083228   8084429    8086850   8089687   8090933     8091999
8083234   8084441    8086858   8089699   8090957     8092011
8083242   8084476    8086896   8089700   8090968     8092038
8083251   8084481    8087111   8089721   8091003     8092040
8083268   8084495    8087156   8089736   8091006     8092045
8083275   8084521    8087173   8089748   8091038     8092066
8083290   8084533    8087188   8089762   8091067     8092072
8083307   8084592    8087209   8089767   8091069     8092075
8083321   8084600    8087247   8089771   8091073     8092081
8083326   8084617    8087296   8089809   8091081     8092102
8083327   8084652    8087326   8089854   8091085     8092104
8083333   8084668    8087369   8089862   8091104     8092116
8083348   8084767    8087390   8089877   8091139     8092130
8083362   8084826    8087489   8089884   8091167     8092166
8083369   8084880    8087536   8089885   8091216     8092174
8083371   8084915    8087559   8089893   8091225     8092231
8083383   8084960    8087571   8089913   8091232     8092261
8083413   8084993    8087578   8089916   8091237     8092297
8083422   8084997    8087619   8089949   8091244     8092303
8083428   8085050    8087624   8089975   8091265     8092305
8083444   8085119    8087628   8089987   8091266     8092313
8083449   8085131    8087648   8089994   8091275     8092317
8083461   8085155    8087660   8090014   8091307     8092321
8083476   8085175    8087666   8090047   8091319     8092342
8083482   8085205    8087670   8090053   8091335     8092345
8083503   8085219    8087674   8090059   8091339     8092374
8083519   8085237    8087703   8090070   8091361     8092377
8083534   8085244    8087745   8090124   8091365     8092401
8083535   8085247    8087748   8090129   8091372     8092403
8083537   8085287    8087758   8090147   8091391     8092411
8083599   8085324    8087778   8090187   8091400     8092414

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8092443   8094291    8095656   8096611   8097494     8098987
8092469   8094309    8095693   8096613   8097502     8099051
8092502   8094330    8095720   8096621   8097510     8099093
8092505   8094341    8095721   8096624   8097516     8099126
8092521   8094448    8095734   8096632   8097530     8099164
8092570   8094463    8095748   8096645   8097605     8099166
8092615   8094552    8095752   8096647   8097628     8099181
8092616   8094553    8095761   8096688   8097773     8099187
8092644   8094578    8095765   8096690   8097774     8099201
8092651   8094596    8095800   8096710   8097786     8099208
8092678   8094631    8095822   8096714   8097797     8099280
8092692   8094632    8095848   8096718   8097816     8099317
8092702   8094656    8095851   8096721   8097831     8099321
8092729   8094691    8095877   8096726   8097850     8099324
8092746   8094700    8095883   8096728   8097877     8099332
8092752   8094711    8095898   8096747   8097889     8099338
8092757   8094725    8095899   8096764   8097899     8099343
8092781   8094736    8095916   8096817   8097962     8099345
8092820   8094804    8095919   8096822   8097977     8099348
8092845   8094882    8095925   8096823   8097986     8099353
8092910   8094922    8095929   8096846   8097995     8099354
8092927   8094927    8095940   8096849   8098046     8099360
8092966   8094929    8095946   8096862   8098057     8099368
8092979   8094930    8095953   8096878   8098061     8099376
8092996   8094952    8095955   8096880   8098069     8099390
8093096   8094954    8095970   8096918   8098072     8099402
8093160   8094973    8095974   8097005   8098101     8099414
8093234   8095035    8095986   8097011   8098104     8099426
8093236   8095041    8096007   8097015   8098106     8099435
8093272   8095048    8096009   8097022   8098119     8099448
8093273   8095059    8096013   8097062   8098139     8099454
8093301   8095061    8096028   8097063   8098201     8099459
8093304   8095082    8096032   8097089   8098225     8099468
8093319   8095094    8096040   8097118   8098228     8099474
8093369   8095101    8096045   8097126   8098241     8099484
8093393   8095117    8096068   8097127   8098251     8099500
8093403   8095137    8096073   8097130   8098256     8099587
8093430   8095147    8096087   8097145   8098272     8099599
8093439   8095149    8096088   8097146   8098278     8099609
8093498   8095170    8096146   8097148   8098285     8099615
8093503   8095176    8096154   8097155   8098316     8099628
8093516   8095188    8096163   8097178   8098322     8099738
8093526   8095194    8096229   8097188   8098325     8099758
8093640   8095197    8096241   8097190   8098327     8099847
8093706   8095210    8096255   8097200   8098352     8099853
8093756   8095218    8096257   8097211   8098390     8099858
8093770   8095253    8096273   8097237   8098400     8099865
8093771   8095298    8096277   8097247   8098408     8099871
8093842   8095304    8096287   8097266   8098418     8099893
8093910   8095333    8096306   8097267   8098432     8099915
8093926   8095337    8096317   8097271   8098433     8099920
8093928   8095353    8096327   8097291   8098441     8099925
8093935   8095374    8096330   8097296   8098442     8099989
8093939   8095386    8096334   8097303   8098473     8100020
8093951   8095411    8096335   8097334   8098487     8100027
8093958   8095419    8096356   8097340   8098495     8100059
8093995   8095420    8096357   8097343   8098502     8100063
8093998   8095427    8096362   8097358   8098504     8100110
8094000   8095440    8096394   8097379   8098512     8100125
8094010   8095477    8096405   8097383   8098534     8100152
8094027   8095484    8096426   8097393   8098547     8100186
8094037   8095506    8096429   8097398   8098561     8100233
8094041   8095510    8096447   8097411   8098590     8100281
8094071   8095517    8096470   8097412   8098657     8100283
8094102   8095536    8096472   8097417   8098715     8100294
8094122   8095552    8096513   8097430   8098720     8100333
8094136   8095601    8096590   8097445   8098727     8100355
8094161   8095620    8096592   8097461   8098731     8100426
8094174   8095624    8096608   8097481   8098824     8100478
8094289   8095641    8096610   8097490   8098839     8100500

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8100512   8102167    8103328   8104995   8106781     8107920
8100531   8102178    8103330   8105006   8106784     8107925
8100552   8102204    8103333   8105008   8106804     8107948
8100579   8102227    8103355   8105160   8106808     8107956
8100602   8102230    8103383   8105161   8106835     8107957
8100686   8102245    8103404   8105198   8106878     8107965
8100690   8102266    8103409   8105314   8106882     8108015
8100701   8102267    8103457   8105378   8106902     8108029
8100707   8102269    8103468   8105470   8106920     8108049
8100772   8102283    8103487   8105518   8106926     8108064
8100779   8102298    8103520   8105537   8106934     8108086
8100781   8102314    8103557   8105571   8106942     8108097
8100792   8102319    8103589   8105578   8106952     8108110
8100802   8102334    8103644   8105581   8106964     8108118
8100805   8102348    8103664   8105679   8106969     8108132
8100827   8102355    8103672   8105721   8106980     8108149
8100846   8102380    8103720   8105785   8106986     8108152
8100895   8102389    8103754   8105786   8106995     8108175
8100954   8102390    8103757   8105806   8107002     8108180
8100963   8102401    8103767   8105844   8107030     8108183
8100989   8102403    8103777   8105850   8107036     8108187
8100999   8102413    8103852   8105917   8107044     8108189
8101004   8102427    8103857   8105932   8107045     8108213
8101018   8102453    8103889   8105944   8107070     8108234
8101079   8102470    8103898   8105960   8107071     8108246
8101103   8102486    8103929   8105972   8107083     8108267
8101120   8102499    8103936   8105984   8107105     8108285
8101138   8102523    8103944   8105989   8107132     8108288
8101167   8102534    8103950   8106027   8107147     8108290
8101180   8102556    8103998   8106047   8107154     8108317
8101199   8102557    8104023   8106048   8107163     8108324
8101263   8102578    8104027   8106081   8107166     8108345
8101293   8102649    8104040   8106084   8107168     8108368
8101308   8102650    8104050   8106112   8107177     8108379
8101320   8102667    8104066   8106114   8107210     8108391
8101364   8102673    8104125   8106136   8107261     8108420
8101365   8102677    8104135   8106138   8107281     8108423
8101368   8102704    8104142   8106172   8107284     8108444
8101401   8102726    8104153   8106174   8107320     8108458
8101402   8102779    8104161   8106191   8107345     8108462
8101436   8102814    8104199   8106233   8107349     8108467
8101444   8102818    8104210   8106245   8107369     8108470
8101507   8102822    8104217   8106282   8107390     8108543
8101544   8102896    8104225   8106301   8107405     8108560
8101620   8102912    8104306   8106339   8107421     8108590
8101656   8102929    8104309   8106372   8107458     8108610
8101672   8102952    8104345   8106373   8107480     8108634
8101714   8102972    8104359   8106417   8107482     8108643
8101842   8102986    8104368   8106425   8107497     8108650
8101878   8102997    8104452   8106448   8107509     8108677
8101898   8103002    8104475   8106451   8107537     8108678
8101904   8103034    8104481   8106469   8107565     8108683
8101946   8103117    8104487   8106480   8107567     8108692
8101962   8103149    8104548   8106495   8107612     8108695
8101990   8103155    8104549   8106498   8107622     8108697
8101998   8103165    8104551   8106521   8107647     8108708
8102001   8103178    8104566   8106533   8107666     8108723
8102014   8103181    8104575   8106546   8107672     8108731
8102038   8103197    8104585   8106555   8107701     8108734
8102043   8103213    8104587   8106569   8107723     8108741
8102054   8103220    8104590   8106598   8107732     8108753
8102068   8103223    8104640   8106605   8107757     8108770
8102071   8103234    8104674   8106623   8107763     8108775
8102084   8103242    8104758   8106637   8107766     8108785
8102097   8103261    8104809   8106647   8107776     8108793
8102103   8103270    8104834   8106684   8107830     8108809
8102104   8103275    8104934   8106699   8107835     8108824
8102127   8103278    8104947   8106710   8107849     8108825
8102136   8103305    8104984   8106728   8107870     8108853
8102156   8103312    8104991   8106770   8107882     8108882

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8108889   8110437    8112370   8114164   8115358     8116694
8108907   8110449    8112381   8114172   8115382     8116706
8108912   8110465    8112492   8114176   8115397     8116717
8108915   8110504    8112500   8114178   8115398     8116731
8108916   8110509    8112542   8114181   8115410     8116761
8108937   8110549    8112563   8114182   8115451     8116769
8108973   8110663    8112585   8114185   8115458     8116780
8108996   8110689    8112589   8114197   8115486     8116786
8109041   8110747    8112615   8114198   8115539     8116798
8109045   8110852    8112632   8114200   8115547     8116800
8109054   8110866    8112874   8114218   8115548     8116815
8109106   8110930    8112921   8114222   8115561     8116818
8109113   8111007    8112928   8114237   8115573     8116831
8109124   8111036    8112939   8114241   8115582     8116835
8109136   8111057    8112967   8114367   8115626     8116855
8109153   8111067    8113053   8114378   8115658     8116903
8109187   8111109    8113063   8114392   8115668     8116924
8109188   8111114    8113089   8114405   8115672     8116927
8109237   8111128    8113177   8114426   8115719     8116984
8109252   8111147    8113196   8114470   8115729     8116990
8109278   8111153    8113225   8114479   8115752     8117009
8109280   8111196    8113248   8114480   8115762     8117135
8109323   8111275    8113356   8114504   8115868     8117161
8109324   8111292    8113366   8114518   8116009     8117180
8109327   8111325    8113373   8114519   8116024     8117198
8109342   8111347    8113405   8114521   8116033     8117215
8109344   8111409    8113415   8114522   8116055     8117287
8109347   8111452    8113424   8114523   8116082     8117308
8109372   8111506    8113433   8114544   8116083     8117329
8109399   8111525    8113448   8114546   8116170     8117336
8109400   8111554    8113653   8114558   8116171     8117351
8109410   8111576    8113660   8114565   8116181     8117352
8109422   8111607    8113685   8114582   8116203     8117369
8109471   8111613    8113698   8114609   8116208     8117391
8109488   8111640    8113699   8114626   8116239     8117411
8109491   8111645    8113704   8114651   8116253     8117419
8109502   8111648    8113752   8114665   8116263     8117423
8109519   8111658    8113786   8114674   8116268     8117498
8109531   8111660    8113839   8114700   8116272     8117548
8109563   8111674    8113855   8114720   8116277     8117564
8109576   8111679    8113887   8114737   8116282     8117567
8109578   8111706    8113889   8114748   8116306     8117714
8109580   8111720    8113890   8114751   8116348     8117764
8109581   8111725    8113902   8114768   8116356     8117828
8109591   8111728    8113907   8114771   8116370     8117835
8109605   8111741    8113927   8114787   8116378     8117996
8109641   8111755    8113935   8114799   8116396     8118032
8109672   8111763    8113938   8114814   8116416     8118069
8109692   8111788    8113944   8114818   8116424     8118118
8109694   8111795    8113955   8114826   8116459     8118147
8109706   8111803    8113962   8114856   8116467     8118154
8109710   8111838    8113970   8114891   8116483     8118203
8109724   8111867    8113978   8114897   8116498     8118330
8109729   8111875    8113985   8114898   8116527     8118332
8109740   8111911    8113989   8114908   8116531     8118386
8109788   8111936    8113999   8114967   8116534     8118397
8109798   8111984    8114018   8114971   8116552     8118477
8109821   8111991    8114027   8114977   8116556     8118582
8109960   8111995    8114037   8115009   8116566     8118593
8110077   8112072    8114054   8115022   8116573     8118626
8110155   8112175    8114059   8115033   8116591     8118647
8110163   8112205    8114070   8115102   8116604     8118688
8110171   8112211    8114091   8115136   8116608     8118740
8110176   8112213    8114104   8115207   8116613     8118773
8110225   8112271    8114106   8115217   8116615     8118863
8110308   8112279    8114116   8115233   8116628     8118907
8110312   8112280    8114124   8115238   8116641     8118920
8110332   8112305    8114141   8115326   8116651     8118942
8110397   8112350    8114151   8115337   8116677     8118995
8110428   8112353    8114162   8115352   8116693     8119168

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8119201   8121631    8123246   8124942   8126654     8128797
8119277   8121686    8123255   8124976   8126660     8128805
8119335   8121693    8123262   8124981   8126684     8128876
8119434   8121705    8123281   8125008   8126691     8128919
8119525   8121723    8123325   8125029   8126778     8128921
8119550   8121772    8123353   8125057   8126816     8128941
8119561   8121788    8123373   8125082   8126831     8129048
8119601   8121801    8123407   8125108   8126846     8129055
8119708   8121814    8123429   8125124   8126867     8129172
8119763   8121819    8123430   8125287   8126892     8129193
8119857   8121837    8123441   8125316   8126971     8129210
8119879   8121871    8123458   8125350   8127031     8129227
8119894   8121920    8123588   8125398   8127045     8129266
8119982   8121941    8123609   8125440   8127112     8129276
8120025   8121972    8123613   8125451   8127150     8129299
8120052   8121984    8123634   8125465   8127190     8129337
8120059   8122014    8123812   8125494   8127193     8129376
8120071   8122054    8123831   8125503   8127198     8129378
8120134   8122096    8123857   8125506   8127199     8129392
8120154   8122105    8123861   8125550   8127210     8129419
8120198   8122144    8123877   8125557   8127217     8129434
8120213   8122150    8123880   8125669   8127233     8129450
8120223   8122163    8123899   8125708   8127257     8129452
8120277   8122166    8123912   8125746   8127311     8129480
8120326   8122181    8123941   8125795   8127320     8129482
8120390   8122187    8123952   8125800   8127349     8129489
8120438   8122195    8123991   8125834   8127389     8129500
8120467   8122228    8123999   8125866   8127483     8129547
8120517   8122255    8124031   8125879   8127491     8129562
8120519   8122272    8124054   8125918   8127518     8129572
8120529   8122295    8124084   8125993   8127531     8129601
8120537   8122316    8124092   8126054   8127533     8129619
8120585   8122349    8124119   8126164   8127535     8129630
8120619   8122429    8124148   8126212   8127589     8129675
8120650   8122437    8124164   8126225   8127614     8129682
8120666   8122446    8124175   8126292   8127619     8129688
8120708   8122465    8124221   8126310   8127647     8129709
8120714   8122471    8124265   8126311   8127677     8129712
8120734   8122497    8124310   8126353   8127685     8129763
8120766   8122529    8124343   8126388   8127707     8129795
8120836   8122585    8124353   8126406   8127735     8129802
8120982   8122586    8124360   8126426   8127738     8129876
8121019   8122635    8124361   8126440   8127753     8129877
8121046   8122642    8124375   8126467   8127768     8129922
8121080   8122649    8124419   8126477   8127805     8129924
8121146   8122671    8124426   8126486   8127858     8129989
8121176   8122673    8124428   8126507   8127866     8129998
8121208   8122720    8124450   8126538   8127898     8130000
8121210   8122750    8124462   8126545   8127901     8130005
8121242   8122756    8124472   8126552   8127904     8130034
8121270   8122768    8124492   8126560   8127968     8130121
8121274   8122770    8124517   8126565   8127996     8130140
8121276   8122817    8124544   8126570   8128000     8130160
8121279   8122838    8124547   8126577   8128060     8130176
8121302   8122844    8124586   8126580   8128131     8130182
8121394   8122869    8124595   8126584   8128141     8130188
8121396   8122905    8124599   8126589   8128160     8130225
8121405   8122927    8124629   8126592   8128188     8130315
8121429   8122933    8124630   8126600   8128195     8130317
8121447   8122945    8124693   8126604   8128213     8130361
8121449   8122989    8124708   8126613   8128254     8130362
8121467   8123000    8124731   8126618   8128307     8130392
8121474   8123072    8124770   8126620   8128313     8130494
8121475   8123079    8124801   8126627   8128314     8130520
8121484   8123089    8124818   8126631   8128386     8130578
8121544   8123120    8124827   8126632   8128649     8130586
8121557   8123125    8124847   8126639   8128728     8130626
8121559   8123153    8124913   8126641   8128739     8130688
8121609   8123175    8124921   8126643   8128760     8130694
8121620   8123189    8124924   8126653   8128776     8130875

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8130879   8133089    8135749   8138287   8140485     8143254
8130914   8133124    8135789   8138308   8140512     8143278
8131064   8133169    8135804   8138345   8140524     8143362
8131127   8133173    8135838   8138355   8140531     8143380
8131165   8133200    8135840   8138358   8140538     8143393
8131179   8133208    8135864   8138367   8140578     8143395
8131219   8133242    8135917   8138372   8140614     8143437
8131229   8133247    8135956   8138380   8140626     8143441
8131233   8133291    8135986   8138393   8140630     8143456
8131238   8133415    8136002   8138428   8140673     8143489
8131239   8133449    8136188   8138452   8140745     8143492
8131247   8133471    8136190   8138453   8140829     8143494
8131327   8133573    8136240   8138467   8140864     8143502
8131329   8133608    8136264   8138507   8140926     8143507
8131348   8133633    8136307   8138533   8140990     8143520
8131387   8133903    8136322   8138545   8141023     8143541
8131389   8133970    8136413   8138663   8141102     8143576
8131392   8134005    8136457   8138673   8141141     8143625
8131399   8134035    8136488   8138795   8141161     8143651
8131413   8134048    8136507   8138808   8141174     8143679
8131477   8134084    8136544   8138825   8141176     8143686
8131492   8134145    8136548   8138827   8141240     8143761
8131498   8134191    8136583   8138948   8141242     8143778
8131560   8134231    8136587   8138999   8141289     8143810
8131575   8134261    8136597   8139061   8141351     8143814
8131576   8134353    8136683   8139082   8141393     8143833
8131594   8134387    8136716   8139085   8141426     8143904
8131636   8134401    8136749   8139100   8141450     8143958
8131696   8134483    8136815   8139102   8141455     8143970
8131719   8134488    8136838   8139111   8141530     8143973
8131775   8134497    8136937   8139112   8141572     8144029
8131782   8134572    8137004   8139200   8141573     8144074
8131843   8134585    8137033   8139239   8141672     8144123
8131940   8134600    8137048   8139277   8141681     8144126
8131943   8134668    8137114   8139293   8141708     8144200
8131944   8134745    8137117   8139311   8141730     8144254
8131954   8134761    8137211   8139315   8141731     8144340
8131971   8134778    8137218   8139332   8141791     8144356
8131981   8134784    8137226   8139358   8141801     8144357
8131991   8134813    8137253   8139375   8141811     8144379
8132005   8134887    8137287   8139411   8141825     8144419
8132026   8134925    8137301   8139428   8141945     8144441
8132032   8134952    8137316   8139444   8142013     8144442
8132058   8134960    8137318   8139458   8142302     8144472
8132097   8135001    8137326   8139460   8142378     8144482
8132165   8135011    8137327   8139494   8142413     8144523
8132177   8135014    8137354   8139519   8142494     8144525
8132192   8135021    8137375   8139530   8142530     8144551
8132201   8135051    8137471   8139532   8142565     8144582
8132245   8135054    8137505   8139559   8142655     8144588
8132263   8135118    8137513   8139607   8142693     8144590
8132271   8135168    8137516   8139652   8142695     8144630
8132323   8135179    8137527   8139670   8142729     8144640
8132402   8135211    8137549   8139696   8142747     8144660
8132421   8135234    8137552   8139723   8142760     8144666
8132433   8135275    8137588   8139756   8142811     8144675
8132473   8135277    8137639   8139799   8142856     8144690
8132493   8135303    8137710   8139850   8142872     8144692
8132551   8135388    8137718   8139939   8142877     8144710
8132568   8135421    8137722   8139949   8142951     8144712
8132593   8135434    8137800   8139985   8142957     8144735
8132661   8135443    8137930   8139993   8142968     8144866
8132702   8135476    8137957   8140022   8143005     8144908
8132714   8135599    8137980   8140064   8143038     8144910
8132755   8135640    8138000   8140081   8143060     8144924
8132784   8135648    8138005   8140127   8143086     8144928
8132790   8135664    8138210   8140178   8143107     8144945
8132807   8135718    8138243   8140205   8143164     8144952
8132811   8135742    8138255   8140397   8143168     8144983
8133054   8135743    8138283   8140460   8143199     8144993

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8145003   8146097    8149149   8150902   8152846     8154264
8145033   8146107    8149177   8150927   8152864     8154287
8145058   8146139    8149178   8150940   8152903     8154291
8145066   8146149    8149235   8150947   8152915     8154325
8145076   8146178    8149244   8150957   8152930     8154367
8145098   8146240    8149301   8150964   8152940     8154368
8145106   8146259    8149325   8150970   8152943     8154388
8145119   8146365    8149344   8150971   8152949     8154395
8145125   8146433    8149378   8150991   8152963     8154428
8145128   8146446    8149391   8151053   8152977     8154440
8145178   8146460    8149411   8151057   8152979     8154464
8145183   8146467    8149428   8151064   8152988     8154481
8145197   8146498    8149441   8151099   8153003     8154527
8145205   8146514    8149450   8151143   8153018     8154552
8145210   8146569    8149489   8151162   8153049     8154573
8145227   8146620    8149497   8151167   8153094     8154585
8145240   8146646    8149522   8151168   8153128     8154596
8145249   8146658    8149554   8151176   8153136     8154611
8145251   8146716    8149581   8151205   8153153     8154623
8145285   8146758    8149620   8151226   8153177     8154644
8145298   8146778    8149628   8151283   8153196     8154650
8145301   8146799    8149682   8151313   8153226     8154653
8145341   8146914    8149755   8151330   8153266     8154661
8145359   8146931    8149805   8151332   8153281     8154718
8145363   8147018    8149807   8151424   8153285     8154779
8145373   8147036    8149832   8151439   8153328     8154802
8145374   8147059    8149850   8151451   8153352     8154840
8145379   8147079    8149935   8151482   8153355     8154864
8145399   8147199    8149964   8151580   8153364     8154974
8145422   8147289    8150003   8151673   8153369     8155012
8145426   8147327    8150006   8151691   8153426     8155034
8145435   8147475    8150043   8151707   8153478     8155037
8145436   8147545    8150069   8151804   8153489     8155052
8145461   8147641    8150103   8151826   8153496     8155092
8145465   8147662    8150142   8151859   8153505     8155125
8145473   8147722    8150149   8151864   8153568     8155137
8145482   8147743    8150152   8151888   8153571     8155139
8145501   8147772    8150158   8151902   8153576     8155173
8145534   8147801    8150164   8151944   8153602     8155183
8145538   8147815    8150173   8151952   8153609     8155215
8145599   8147950    8150182   8151955   8153610     8155228
8145600   8148006    8150200   8151981   8153647     8155229
8145617   8148037    8150233   8151983   8153654     8155245
8145649   8148119    8150263   8152017   8153668     8155259
8145661   8148134    8150265   8152075   8153706     8155267
8145674   8148189    8150269   8152114   8153734     8155277
8145696   8148207    8150280   8152151   8153747     8155293
8145706   8148263    8150303   8152194   8153767     8155349
8145728   8148275    8150358   8152195   8153790     8155380
8145772   8148374    8150397   8152231   8153798     8155398
8145813   8148383    8150446   8152363   8153813     8155423
8145823   8148408    8150453   8152376   8153873     8155433
8145860   8148430    8150469   8152384   8153875     8155441
8145878   8148478    8150488   8152387   8153898     8155448
8145886   8148594    8150504   8152388   8153939     8155453
8145888   8148595    8150537   8152394   8153954     8155464
8145897   8148600    8150538   8152407   8153991     8155470
8145919   8148674    8150572   8152415   8154018     8155523
8145932   8148686    8150600   8152428   8154026     8155552
8145946   8148718    8150631   8152448   8154048     8155650
8145966   8148754    8150640   8152519   8154083     8155681
8145974   8148827    8150710   8152520   8154088     8155798
8146002   8148830    8150745   8152588   8154092     8155810
8146004   8148902    8150779   8152590   8154125     8155890
8146005   8148903    8150810   8152591   8154128     8155919
8146011   8148920    8150819   8152593   8154155     8155920
8146054   8149056    8150838   8152603   8154208     8155925
8146063   8149098    8150844   8152609   8154216     8155999
8146093   8149120    8150846   8152694   8154230     8156083
8146094   8149145    8150879   8152786   8154232     8156203

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8156257   8158309    8160209   8161677   8163107     8163962
8156298   8158310    8160248   8161714   8163116     8163969
8156330   8158321    8160297   8161729   8163126     8163976
8156342   8158353    8160339   8161742   8163127     8163987
8156368   8158363    8160383   8161758   8163142     8163992
8156393   8158391    8160386   8161763   8163147     8164011
8156395   8158444    8160390   8161776   8163150     8164014
8156399   8158468    8160396   8161787   8163168     8164027
8156410   8158492    8160419   8161801   8163181     8164028
8156415   8158577    8160426   8161836   8163204     8164034
8156419   8158633    8160439   8161849   8163232     8164042
8156440   8158674    8160442   8161866   8163247     8164044
8156448   8158688    8160452   8161880   8163249     8164047
8156505   8158707    8160461   8161894   8163258     8164049
8156583   8158710    8160476   8161914   8163267     8164071
8156599   8158772    8160486   8161927   8163272     8164092
8156657   8158776    8160500   8161933   8163288     8164098
8156695   8158790    8160507   8161958   8163292     8164105
8156747   8158805    8160514   8161967   8163296     8164107
8156750   8158828    8160527   8161975   8163308     8164115
8156778   8158839    8160547   8161992   8163309     8164119
8156807   8158903    8160584   8162046   8163319     8164120
8156845   8158912    8160635   8162173   8163339     8164138
8156880   8158950    8160654   8162278   8163347     8164142
8156909   8159014    8160717   8162283   8163378     8164145
8156940   8159015    8160730   8162361   8163385     8164152
8156964   8159070    8160749   8162370   8163408     8164153
8157005   8159103    8160764   8162398   8163409     8164159
8157142   8159107    8160785   8162403   8163421     8164175
8157188   8159130    8160791   8162434   8163427     8164188
8157191   8159184    8160848   8162439   8163428     8164192
8157200   8159263    8160863   8162463   8163451     8164198
8157314   8159278    8160878   8162504   8163454     8164205
8157343   8159369    8160901   8162511   8163457     8164217
8157349   8159387    8160913   8162520   8163475     8164227
8157476   8159390    8160950   8162526   8163480     8164230
8157491   8159391    8160965   8162561   8163482     8164236
8157497   8159405    8160978   8162568   8163492     8164240
8157520   8159414    8160982   8162570   8163507     8164241
8157526   8159420    8160985   8162571   8163515     8164264
8157552   8159425    8160991   8162629   8163559     8164274
8157559   8159438    8160995   8162631   8163572     8164284
8157634   8159482    8161004   8162637   8163578     8164293
8157660   8159493    8161034   8162643   8163588     8164309
8157701   8159510    8161083   8162651   8163597     8164311
8157709   8159518    8161106   8162678   8163630     8164318
8157737   8159533    8161119   8162698   8163669     8164322
8157748   8159563    8161122   8162732   8163685     8164332
8157844   8159572    8161162   8162738   8163702     8164333
8157887   8159595    8161245   8162745   8163705     8164341
8157893   8159606    8161335   8162747   8163723     8164346
8157930   8159609    8161342   8162763   8163732     8164357
8157971   8159613    8161347   8162790   8163741     8164358
8158003   8159617    8161358   8162792   8163797     8164365
8158014   8159640    8161363   8162837   8163798     8164368
8158084   8159641    8161387   8162840   8163801     8164376
8158085   8159645    8161390   8162865   8163813     8164389
8158113   8159701    8161391   8162868   8163814     8164399
8158141   8159723    8161396   8162916   8163858     8164436
8158161   8159749    8161406   8162918   8163878     8164468
8158185   8159755    8161421   8162937   8163881     8164473
8158212   8159814    8161425   8162976   8163886     8164474
8158221   8159816    8161449   8162997   8163903     8164483
8158230   8159819    8161455   8163010   8163906     8164484
8158239   8159900    8161522   8163027   8163918     8164493
8158253   8159968    8161541   8163067   8163921     8164497
8158256   8160001    8161601   8163072   8163936     8164499
8158263   8160043    8161638   8163073   8163939     8164504
8158283   8160061    8161648   8163092   8163958     8164505
8158306   8160126    8161659   8163101   8163959     8164512

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8164533   8165434    8165963   8167087   8167952     8168566
8164535   8165457    8165989   8167090   8167954     8168590
8164542   8165462    8165991   8167093   8167988     8168597
8164584   8165480    8165993   8167120   8168029     8168623
8164600   8165488    8166001   8167129   8168046     8168626
8164610   8165491    8166016   8167155   8168067     8168630
8164613   8165498    8166019   8167157   8168086     8168639
8164625   8165503    8166022   8167169   8168096     8168648
8164663   8165508    8166029   8167176   8168101     8168655
8164672   8165509    8166043   8167180   8168110     8168657
8164679   8165516    8166055   8167198   8168119     8168673
8164684   8165517    8166056   8167205   8168120     8168681
8164693   8165520    8166086   8167212   8168121     8168691
8164697   8165525    8166103   8167226   8168128     8168699
8164712   8165526    8166113   8167257   8168131     8168713
8164724   8165544    8166122   8167262   8168137     8168721
8164742   8165547    8166131   8167279   8168146     8168730
8164815   8165548    8166143   8167302   8168161     8168745
8164817   8165552    8166145   8167310   8168170     8168751
8164824   8165572    8166150   8167346   8168200     8168758
8164825   8165578    8166171   8167348   8168224     8168763
8164856   8165585    8166177   8167352   8168228     8168774
8164913   8165588    8166185   8167356   8168230     8168781
8164923   8165594    8166189   8167358   8168245     8168792
8164940   8165595    8166229   8167360   8168274     8168799
8164946   8165620    8166312   8167384   8168275     8168813
8164949   8165627    8166356   8167438   8168280     8168843
8164954   8165633    8166374   8167439   8168303     8168860
8164973   8165638    8166429   8167452   8168315     8168862
8164975   8165640    8166445   8167453   8168318     8168865
8164978   8165648    8166452   8167463   8168327     8168879
8164979   8165650    8166473   8167465   8168335     8168883
8165021   8165654    8166485   8167504   8168339     8168884
8165022   8165670    8166492   8167518   8168346     8168886
8165043   8165678    8166521   8167522   8168349     8168892
8165064   8165681    8166547   8167533   8168353     8168898
8165069   8165695    8166557   8167534   8168359     8168900
8165073   8165706    8166560   8167561   8168371     8168907
8165083   8165707    8166572   8167569   8168372     8168917
8165085   8165709    8166595   8167570   8168400     8168920
8165112   8165716    8166596   8167578   8168401     8168923
8165116   8165717    8166606   8167592   8168404     8168933
8165128   8165722    8166634   8167596   8168421     8168952
8165147   8165740    8166650   8167613   8168430     8168962
8165150   8165763    8166660   8167619   8168431     8168964
8165152   8165770    8166679   8167624   8168432     8168974
8165159   8165784    8166702   8167650   8168433     8168981
8165167   8165788    8166742   8167668   8168442     8168988
8165188   8165814    8166792   8167692   8168452     8168990
8165198   8165823    8166809   8167698   8168454     8168993
8165209   8165828    8166817   8167723   8168458     8169001
8165214   8165831    8166835   8167732   8168459     8169003
8165233   8165838    8166839   8167735   8168460     8169006
8165253   8165844    8166856   8167747   8168469     8169008
8165260   8165847    8166860   8167749   8168474     8169023
8165262   8165851    8166864   8167756   8168475     8169028
8165276   8165863    8166887   8167772   8168481     8169033
8165300   8165874    8166943   8167775   8168489     8169034
8165301   8165886    8166957   8167793   8168490     8169047
8165311   8165894    8166962   8167824   8168494     8169048
8165329   8165898    8166974   8167843   8168503     8169060
8165340   8165899    8166993   8167855   8168513     8169069
8165343   8165908    8166996   8167859   8168526     8169072
8165351   8165915    8167018   8167878   8168528     8169080
8165352   8165925    8167035   8167888   8168533     8169085
8165377   8165929    8167046   8167890   8168534     8169091
8165388   8165947    8167050   8167895   8168538     8169093
8165393   8165949    8167058   8167901   8168540     8169098
8165418   8165952    8167074   8167915   8168551     8169111
8165433   8165957    8167076   8167933   8168564     8169115

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8169125   8169445    8169649   8169865   8170048     8170208
8169139   8169446    8169651   8169871   8170050     8170211
8169145   8169448    8169659   8169874   8170052     8170212
8169159   8169449    8169661   8169875   8170057     8170225
8169166   8169452    8169662   8169880   8170059     8170231
8169171   8169460    8169672   8169881   8170060     8170233
8169177   8169469    8169677   8169884   8170062     8170237
8169184   8169475    8169679   8169885   8170064     8170239
8169187   8169478    8169680   8169892   8170066     8170244
8169192   8169480    8169685   8169896   8170067     8170247
8169195   8169486    8169686   8169897   8170068     8170249
8169196   8169488    8169689   8169898   8170073     8170250
8169201   8169490    8169697   8169903   8170074     8170254
8169202   8169491    8169699   8169904   8170079     8170264
8169208   8169495    8169706   8169909   8170081     8170274
8169209   8169500    8169716   8169911   8170082     8170275
8169221   8169511    8169721   8169912   8170083     8170281
8169224   8169516    8169722   8169913   8170087     8170283
8169227   8169519    8169724   8169914   8170089     8170285
8169231   8169521    8169726   8169917   8170090     8170286
8169235   8169523    8169727   8169918   8170091     8170287
8169241   8169525    8169728   8169924   8170096     8170292
8169242   8169527    8169729   8169927   8170097     8170295
8169244   8169528    8169732   8169937   8170098     8170296
8169246   8169538    8169737   8169938   8170100     8170301
8169248   8169539    8169739   8169940   8170101     8170304
8169250   8169543    8169741   8169943   8170102     8170305
8169251   8169544    8169742   8169944   8170103     8170307
8169265   8169546    8169743   8169945   8170104     8170310
8169268   8169551    8169747   8169953   8170105     8170313
8169270   8169554    8169751   8169956   8170106     8170318
8169271   8169555    8169755   8169961   8170111     8170319
8169279   8169559    8169757   8169963   8170112     8170326
8169280   8169560    8169765   8169972   8170113     8170329
8169286   8169561    8169766   8169974   8170117     8170338
8169288   8169563    8169769   8169975   8170120     8170339
8169303   8169565    8169779   8169977   8170121     8170343
8169305   8169567    8169780   8169983   8170122     8170344
8169306   8169569    8169781   8169989   8170123     8170352
8169312   8169573    8169783   8169990   8170124     8170354
8169314   8169574    8169786   8169995   8170125     8170355
8169316   8169578    8169787   8169996   8170127     8170360
8169317   8169580    8169790   8169997   8170128     8170362
8169328   8169581    8169793   8169999   8170129     8170368
8169335   8169582    8169796   8170002   8170130     8170369
8169339   8169583    8169801   8170003   8170131     8170373
8169348   8169584    8169804   8170005   8170132     8170376
8169349   8169585    8169805   8170007   8170135     8170378
8169358   8169587    8169807   8170009   8170136     8170379
8169359   8169589    8169812   8170014   8170138     8170381
8169363   8169591    8169814   8170015   8170142     8170385
8169366   8169596    8169816   8170016   8170145     8170386
8169371   8169599    8169822   8170017   8170150     8170387
8169376   8169601    8169824   8170018   8170153     8170398
8169377   8169604    8169826   8170019   8170159     8170402
8169380   8169608    8169832   8170021   8170160     8170403
8169389   8169609    8169834   8170022   8170161     8170404
8169396   8169610    8169835   8170024   8170165     8170406
8169398   8169611    8169837   8170029   8170167     8170407
8169399   8169617    8169838   8170030   8170168     8170408
8169404   8169618    8169840   8170031   8170169     8170413
8169409   8169621    8169841   8170033   8170172     8170414
8169420   8169624    8169846   8170035   8170178     8170415
8169422   8169625    8169847   8170036   8170180     8170417
8169430   8169632    8169848   8170038   8170181     8170421
8169431   8169634    8169850   8170042   8170184     8170424
8169436   8169637    8169852   8170043   8170186     8170425
8169437   8169640    8169861   8170044   8170196     8170428
8169441   8169647    8169862   8170046   8170204     8170429
8169442   8169648    8169863   8170047   8170206     8170433

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8170435   8170670    8170903   8171113   8171304     8171459
8170437   8170671    8170904   8171114   8171306     8171460
8170439   8170672    8170905   8171115   8171308     8171464
8170443   8170677    8170907   8171116   8171311     8171466
8170445   8170678    8170908   8171119   8171312     8171468
8170448   8170680    8170909   8171123   8171313     8171469
8170451   8170684    8170910   8171124   8171318     8171475
8170452   8170691    8170912   8171128   8171320     8171479
8170454   8170694    8170913   8171129   8171322     8171480
8170456   8170701    8170914   8171133   8171323     8171481
8170461   8170702    8170924   8171140   8171324     8171482
8170462   8170703    8170925   8171141   8171325     8171485
8170465   8170705    8170929   8171142   8171328     8171486
8170469   8170710    8170931   8171144   8171331     8171489
8170470   8170711    8170934   8171146   8171332     8171492
8170475   8170717    8170940   8171147   8171336     8171493
8170481   8170719    8170945   8171149   8171337     8171495
8170483   8170727    8170946   8171153   8171343     8171496
8170494   8170728    8170947   8171156   8171344     8171498
8170496   8170729    8170949   8171158   8171347     8171499
8170497   8170733    8170951   8171161   8171348     8171506
8170498   8170735    8170954   8171164   8171353     8171511
8170499   8170744    8170965   8171167   8171354     8171512
8170500   8170747    8170966   8171169   8171356     8171513
8170502   8170748    8170967   8171170   8171362     8171515
8170508   8170749    8170973   8171177   8171364     8171517
8170509   8170768    8170976   8171182   8171366     8171520
8170517   8170769    8170977   8171184   8171367     8171521
8170520   8170771    8170982   8171192   8171368     8171522
8170524   8170777    8170983   8171200   8171373     8171523
8170527   8170782    8170999   8171201   8171376     8171524
8170534   8170784    8171000   8171203   8171377     8171528
8170536   8170789    8171001   8171204   8171379     8171530
8170540   8170795    8171004   8171210   8171381     8171531
8170546   8170807    8171007   8171211   8171385     8171533
8170547   8170814    8171009   8171213   8171386     8171536
8170556   8170815    8171017   8171214   8171388     8171537
8170559   8170825    8171019   8171220   8171389     8171543
8170561   8170831    8171020   8171221   8171391     8171545
8170568   8170833    8171021   8171223   8171394     8171546
8170571   8170834    8171023   8171224   8171398     8171547
8170573   8170835    8171024   8171226   8171402     8171548
8170576   8170839    8171031   8171227   8171403     8171553
8170581   8170845    8171032   8171230   8171405     8171558
8170585   8170848    8171039   8171231   8171406     8171559
8170587   8170849    8171042   8171233   8171408     8171560
8170590   8170852    8171048   8171237   8171411     8171562
8170594   8170853    8171049   8171240   8171412     8171565
8170595   8170855    8171052   8171242   8171416     8171569
8170596   8170857    8171054   8171243   8171418     8171570
8170598   8170862    8171057   8171246   8171419     8171572
8170604   8170865    8171061   8171248   8171421     8171575
8170608   8170866    8171064   8171249   8171423     8171577
8170614   8170871    8171065   8171251   8171424     8171578
8170621   8170874    8171066   8171254   8171426     8171581
8170623   8170877    8171070   8171258   8171431     8171582
8170629   8170878    8171071   8171259   8171432     8171583
8170633   8170879    8171073   8171260   8171433     8171584
8170641   8170882    8171074   8171264   8171434     8171586
8170642   8170883    8171076   8171274   8171435     8171587
8170646   8170886    8171079   8171276   8171439     8171589
8170647   8170887    8171081   8171279   8171440     8171592
8170651   8170889    8171086   8171281   8171443     8171593
8170652   8170890    8171090   8171283   8171444     8171594
8170654   8170891    8171093   8171288   8171445     8171595
8170658   8170893    8171094   8171291   8171446     8171597
8170660   8170895    8171096   8171294   8171450     8171603
8170661   8170897    8171098   8171295   8171451     8171605
8170665   8170899    8171100   8171299   8171453     8171607
8170668   8170901    8171108   8171300   8171456     8171608

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8171609   8171752    8171962   8172203   8172471     8172609
8171612   8171757    8171966   8172212   8172473     8172610
8171614   8171761    8171967   8172219   8172474     8172611
8171615   8171765    8171969   8172222   8172475     8172612
8171616   8171767    8171974   8172236   8172477     8172613
8171619   8171771    8171977   8172241   8172479     8172618
8171621   8171774    8171980   8172243   8172480     8172619
8171622   8171776    8171982   8172246   8172482     8172620
8171624   8171777    8171984   8172249   8172483     8172622
8171626   8171778    8171985   8172259   8172485     8172626
8171628   8171783    8171987   8172260   8172486     8172627
8171629   8171786    8171990   8172262   8172488     8172629
8171630   8171787    8171992   8172266   8172490     8172631
8171633   8171789    8171998   8172271   8172491     8172632
8171634   8171794    8172000   8172276   8172495     8172633
8171636   8171796    8172004   8172285   8172504     8172634
8171641   8171798    8172016   8172287   8172506     8172636
8171642   8171799    8172019   8172289   8172508     8172637
8171645   8171804    8172020   8172291   8172510     8172638
8171646   8171807    8172021   8172296   8172513     8172639
8171648   8171808    8172022   8172302   8172514     8172640
8171649   8171810    8172024   8172306   8172517     8172641
8171650   8171811    8172026   8172308   8172518     8172642
8171652   8171818    8172028   8172310   8172520     8172643
8171654   8171820    8172029   8172313   8172521     8172645
8171656   8171821    8172034   8172314   8172522     8172648
8171658   8171825    8172036   8172316   8172525     8172649
8171661   8171826    8172038   8172320   8172531     8172650
8171663   8171829    8172048   8172325   8172532     8172651
8171664   8171832    8172049   8172329   8172535     8172652
8171665   8171834    8172050   8172331   8172536     8172653
8171667   8171836    8172053   8172332   8172538     8172656
8171669   8171838    8172057   8172337   8172539     8172657
8171670   8171840    8172061   8172342   8172542     8172658
8171673   8171848    8172065   8172348   8172543     8172660
8171674   8171852    8172071   8172349   8172545     8172661
8171677   8171856    8172076   8172354   8172547     8172663
8171680   8171862    8172078   8172357   8172548     8172664
8171682   8171863    8172080   8172358   8172549     8172665
8171684   8171867    8172082   8172361   8172550     8172666
8171687   8171872    8172085   8172362   8172551     8172667
8171688   8171874    8172088   8172366   8172552     8172671
8171691   8171877    8172089   8172372   8172554     8172672
8171693   8171884    8172093   8172375   8172555     8172673
8171695   8171886    8172096   8172385   8172562     8172675
8171700   8171891    8172097   8172387   8172563     8172676
8171701   8171892    8172100   8172391   8172564     8172679
8171703   8171896    8172102   8172393   8172565     8172680
8171712   8171899    8172103   8172400   8172572     8172682
8171713   8171901    8172105   8172405   8172573     8172683
8171716   8171902    8172107   8172407   8172575     8172684
8171717   8171903    8172109   8172408   8172576     8172685
8171718   8171904    8172110   8172415   8172577     8172686
8171720   8171907    8172115   8172416   8172579     8172689
8171721   8171908    8172118   8172422   8172581     8172690
8171725   8171914    8172119   8172424   8172583     8172691
8171726   8171917    8172123   8172430   8172584     8172692
8171730   8171920    8172125   8172431   8172585     8172694
8171731   8171923    8172130   8172440   8172588     8172695
8171732   8171928    8172136   8172442   8172589     8172697
8171733   8171930    8172137   8172445   8172590     8172698
8171735   8171932    8172140   8172450   8172591     8172699
8171737   8171937    8172146   8172451   8172594     8172701
8171739   8171943    8172151   8172454   8172596     8172705
8171740   8171947    8172154   8172456   8172597     8172706
8171741   8171948    8172156   8172460   8172599     8172708
8171744   8171952    8172159   8172462   8172600     8172710
8171745   8171954    8172161   8172464   8172603     8172712
8171746   8171955    8172175   8172465   8172604     8172713
8171749   8171957    8172185   8172467   8172605     8172714

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8172715   8172887    8173045   8173202   8173433     8173593
8172719   8172891    8173046   8173214   8173438     8173595
8172722   8172892    8173048   8173216   8173439     8173597
8172723   8172897    8173049   8173217   8173441     8173598
8172726   8172899    8173051   8173225   8173449     8173600
8172727   8172900    8173052   8173230   8173452     8173608
8172732   8172901    8173053   8173231   8173454     8173611
8172734   8172902    8173057   8173233   8173455     8173612
8172736   8172905    8173058   8173242   8173459     8173618
8172737   8172906    8173059   8173244   8173460     8173621
8172739   8172908    8173064   8173245   8173462     8173623
8172742   8172909    8173066   8173250   8173468     8173624
8172743   8172911    8173068   8173254   8173471     8173626
8172744   8172912    8173069   8173262   8173479     8173627
8172755   8172915    8173071   8173263   8173480     8173631
8172764   8172917    8173072   8173264   8173481     8173632
8172767   8172918    8173075   8173266   8173484     8173633
8172768   8172919    8173076   8173273   8173486     8173635
8172769   8172920    8173077   8173275   8173487     8173637
8172771   8172922    8173078   8173276   8173488     8173641
8172774   8172923    8173080   8173278   8173491     8173642
8172776   8172924    8173081   8173280   8173492     8173645
8172777   8172929    8173082   8173288   8173494     8173649
8172781   8172932    8173083   8173290   8173495     8173651
8172782   8172933    8173086   8173293   8173497     8173653
8172783   8172940    8173088   8173296   8173500     8173656
8172784   8172943    8173089   8173297   8173502     8173658
8172787   8172945    8173091   8173298   8173503     8173662
8172788   8172948    8173092   8173299   8173505     8173663
8172789   8172952    8173093   8173301   8173507     8173666
8172790   8172953    8173095   8173304   8173508     8173670
8172792   8172955    8173097   8173305   8173510     8173674
8172793   8172957    8173100   8173309   8173515     8173675
8172795   8172958    8173103   8173312   8173516     8173677
8172796   8172959    8173104   8173315   8173518     8173680
8172801   8172961    8173106   8173318   8173520     8173685
8172802   8172964    8173107   8173321   8173522     8173687
8172806   8172967    8173108   8173330   8173527     8173691
8172808   8172973    8173109   8173331   8173529     8173693
8172809   8172974    8173111   8173332   8173531     8173700
8172810   8172975    8173117   8173333   8173532     8173703
8172811   8172976    8173118   8173336   8173533     8173706
8172813   8172977    8173119   8173338   8173534     8173714
8172815   8172980    8173122   8173345   8173535     8173715
8172817   8172986    8173125   8173350   8173540     8173716
8172818   8172987    8173128   8173353   8173541     8173718
8172819   8172988    8173129   8173356   8173542     8173729
8172820   8172991    8173131   8173357   8173543     8173735
8172821   8172996    8173134   8173359   8173545     8173742
8172822   8172998    8173138   8173363   8173546     8173748
8172826   8172999    8173140   8173368   8173548     8173749
8172834   8173004    8173144   8173370   8173549     8173751
8172835   8173005    8173146   8173373   8173551     8173766
8172837   8173008    8173147   8173374   8173552     8173767
8172843   8173009    8173151   8173375   8173554     8173769
8172848   8173010    8173153   8173383   8173555     8173772
8172849   8173015    8173154   8173384   8173559     8173776
8172861   8173021    8173156   8173392   8173562     8173778
8172862   8173029    8173161   8173393   8173563     8173792
8172863   8173030    8173164   8173396   8173565     8173793
8172867   8173031    8173166   8173401   8173567     8173800
8172869   8173032    8173168   8173408   8173571     8173818
8172871   8173033    8173170   8173413   8173572     8173820
8172872   8173035    8173177   8173415   8173573     8173821
8172874   8173036    8173178   8173417   8173574     8173828
8172876   8173037    8173182   8173419   8173580     8173837
8172878   8173038    8173183   8173420   8173581     8173842
8172880   8173040    8173184   8173421   8173583     8173844
8172883   8173041    8173190   8173428   8173585     8173845
8172886   8173042    8173197   8173431   8173588     8173846

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8173853   8174158    8174382   8174523   8174673     8174922
8173855   8174159    8174384   8174525   8174674     8174925
8173859   8174164    8174385   8174526   8174675     8174927
8173865   8174166    8174386   8174528   8174681     8174928
8173867   8174170    8174387   8174529   8174683     8174931
8173870   8174171    8174389   8174530   8174684     8174935
8173871   8174174    8174392   8174531   8174686     8174936
8173873   8174176    8174394   8174533   8174689     8174941
8173874   8174177    8174395   8174537   8174690     8174942
8173875   8174183    8174405   8174538   8174694     8174945
8173876   8174186    8174406   8174540   8174695     8174948
8173879   8174191    8174407   8174542   8174696     8174953
8173885   8174193    8174411   8174545   8174697     8174955
8173899   8174194    8174412   8174546   8174705     8174956
8173908   8174195    8174416   8174548   8174709     8174957
8173922   8174198    8174417   8174550   8174714     8174958
8173925   8174200    8174418   8174552   8174716     8174959
8173943   8174206    8174419   8174553   8174718     8174961
8173963   8174207    8174423   8174555   8174720     8174963
8173964   8174210    8174425   8174558   8174730     8174966
8173971   8174211    8174428   8174559   8174733     8174969
8173980   8174216    8174430   8174560   8174734     8174970
8173981   8174223    8174431   8174563   8174742     8174972
8173986   8174228    8174434   8174564   8174743     8174973
8173990   8174229    8174435   8174565   8174753     8174974
8174000   8174230    8174441   8174569   8174754     8174978
8174026   8174231    8174442   8174570   8174756     8174979
8174029   8174234    8174446   8174579   8174764     8174980
8174035   8174236    8174448   8174581   8174773     8174981
8174041   8174242    8174450   8174582   8174786     8174982
8174043   8174249    8174453   8174585   8174797     8174987
8174044   8174259    8174457   8174587   8174800     8174988
8174052   8174260    8174458   8174589   8174808     8174990
8174053   8174266    8174459   8174590   8174809     8174991
8174055   8174267    8174460   8174597   8174811     8174992
8174056   8174277    8174461   8174600   8174814     8174994
8174070   8174279    8174463   8174601   8174818     8174995
8174072   8174284    8174465   8174602   8174819     8174996
8174075   8174290    8174467   8174606   8174821     8174999
8174077   8174298    8174470   8174607   8174823     8175000
8174078   8174299    8174472   8174612   8174824     8175003
8174081   8174301    8174476   8174614   8174827     8175004
8174082   8174302    8174477   8174615   8174832     8175007
8174085   8174308    8174479   8174617   8174835     8175008
8174086   8174309    8174480   8174621   8174838     8175010
8174088   8174317    8174481   8174622   8174841     8175011
8174090   8174318    8174482   8174623   8174845     8175013
8174092   8174319    8174483   8174624   8174850     8175014
8174093   8174323    8174486   8174627   8174851     8175018
8174095   8174324    8174489   8174629   8174855     8175024
8174097   8174325    8174490   8174630   8174857     8175026
8174098   8174329    8174491   8174636   8174860     8175027
8174099   8174331    8174495   8174637   8174866     8175030
8174100   8174333    8174496   8174638   8174872     8175031
8174101   8174334    8174499   8174641   8174873     8175032
8174103   8174339    8174502   8174643   8174874     8175034
8174106   8174342    8174503   8174645   8174878     8175035
8174108   8174346    8174504   8174647   8174880     8175036
8174117   8174350    8174505   8174648   8174883     8175041
8174120   8174351    8174507   8174649   8174884     8175042
8174124   8174355    8174509   8174655   8174887     8175045
8174127   8174360    8174510   8174658   8174891     8175048
8174133   8174364    8174514   8174659   8174899     8175050
8174134   8174365    8174515   8174660   8174901     8175052
8174137   8174366    8174516   8174662   8174903     8175056
8174143   8174368    8174517   8174664   8174910     8175057
8174146   8174371    8174518   8174665   8174914     8175058
8174148   8174374    8174519   8174669   8174917     8175059
8174155   8174376    8174520   8174670   8174918     8175061
8174156   8174381    8174521   8174672   8174920     8175063

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8175066   8175191    8175413   8175622   8175747     8175939
8175068   8175195    8175414   8175623   8175748     8175942
8175069   8175197    8175415   8175629   8175751     8175944
8175074   8175199    8175419   8175631   8175752     8175947
8175079   8175200    8175422   8175632   8175753     8175951
8175081   8175203    8175424   8175633   8175756     8175953
8175083   8175206    8175429   8175634   8175758     8175955
8175084   8175210    8175433   8175635   8175759     8175957
8175087   8175212    8175434   8175640   8175762     8175959
8175090   8175217    8175435   8175641   8175764     8175962
8175094   8175218    8175436   8175642   8175767     8175965
8175095   8175220    8175438   8175643   8175770     8175966
8175097   8175221    8175443   8175647   8175771     8175967
8175098   8175222    8175446   8175650   8175773     8175975
8175099   8175224    8175449   8175652   8175782     8175976
8175101   8175225    8175450   8175654   8175784     8175977
8175106   8175232    8175452   8175655   8175793     8175978
8175107   8175234    8175454   8175659   8175796     8175980
8175108   8175239    8175460   8175660   8175803     8175982
8175115   8175243    8175462   8175661   8175804     8175985
8175116   8175244    8175463   8175664   8175806     8175989
8175117   8175251    8175464   8175665   8175809     8175990
8175118   8175255    8175466   8175667   8175813     8175991
8175119   8175261    8175469   8175669   8175815     8175997
8175120   8175264    8175473   8175671   8175818     8175998
8175121   8175267    8175475   8175672   8175819     8175999
8175124   8175271    8175477   8175674   8175821     8176000
8175125   8175276    8175479   8175676   8175823     8176003
8175129   8175278    8175480   8175677   8175825     8176004
8175130   8175282    8175481   8175678   8175828     8176007
8175131   8175284    8175486   8175679   8175830     8176008
8175133   8175291    8175489   8175680   8175832     8176009
8175134   8175292    8175490   8175681   8175836     8176010
8175135   8175294    8175494   8175682   8175838     8176011
8175139   8175295    8175499   8175683   8175840     8176012
8175140   8175302    8175504   8175688   8175843     8176013
8175141   8175303    8175505   8175689   8175845     8176014
8175142   8175311    8175507   8175694   8175846     8176015
8175143   8175313    8175510   8175695   8175850     8176017
8175144   8175321    8175512   8175696   8175851     8176018
8175147   8175329    8175520   8175697   8175854     8176019
8175148   8175337    8175521   8175699   8175856     8176020
8175149   8175340    8175523   8175701   8175859     8176022
8175150   8175342    8175525   8175703   8175862     8176025
8175152   8175345    8175526   8175704   8175864     8176031
8175154   8175349    8175529   8175705   8175869     8176035
8175157   8175351    8175530   8175707   8175871     8176041
8175158   8175363    8175534   8175708   8175875     8176043
8175160   8175366    8175539   8175710   8175876     8176044
8175161   8175370    8175540   8175711   8175880     8176045
8175163   8175371    8175544   8175712   8175884     8176046
8175164   8175373    8175550   8175713   8175886     8176048
8175166   8175374    8175552   8175714   8175888     8176050
8175168   8175375    8175554   8175715   8175889     8176052
8175170   8175376    8175555   8175719   8175896     8176053
8175172   8175378    8175556   8175720   8175897     8176061
8175173   8175379    8175565   8175723   8175899     8176066
8175174   8175380    8175568   8175725   8175900     8176068
8175175   8175382    8175569   8175727   8175907     8176071
8175177   8175384    8175571   8175728   8175908     8176074
8175179   8175387    8175572   8175732   8175910     8176075
8175180   8175390    8175574   8175736   8175913     8176076
8175181   8175392    8175580   8175737   8175914     8176078
8175182   8175397    8175586   8175738   8175917     8176081
8175183   8175398    8175587   8175739   8175919     8176082
8175184   8175400    8175597   8175740   8175922     8176085
8175185   8175406    8175603   8175741   8175925     8176086
8175186   8175407    8175608   8175742   8175928     8176087
8175187   8175408    8175610   8175743   8175934     8176090
8175190   8175412    8175611   8175744   8175935     8176091

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8176093   8176221    8176352   8176458   8176616     8176837
8176095   8176222    8176353   8176459   8176618     8176838
8176096   8176223    8176354   8176461   8176620     8176839
8176100   8176224    8176355   8176463   8176621     8176842
8176101   8176225    8176357   8176465   8176623     8176846
8176102   8176226    8176359   8176469   8176624     8176847
8176103   8176228    8176361   8176470   8176628     8176849
8176104   8176230    8176362   8176471   8176629     8176852
8176106   8176232    8176364   8176476   8176634     8176856
8176108   8176233    8176365   8176477   8176637     8176858
8176111   8176234    8176366   8176481   8176638     8176859
8176112   8176237    8176368   8176486   8176639     8176861
8176114   8176239    8176371   8176488   8176644     8176862
8176116   8176242    8176372   8176489   8176650     8176866
8176118   8176243    8176373   8176491   8176660     8176868
8176119   8176244    8176374   8176493   8176661     8176869
8176120   8176247    8176376   8176494   8176664     8176870
8176121   8176248    8176379   8176495   8176671     8176871
8176123   8176250    8176380   8176501   8176681     8176875
8176124   8176251    8176381   8176502   8176690     8176878
8176125   8176253    8176382   8176503   8176691     8176879
8176127   8176255    8176386   8176505   8176694     8176880
8176131   8176259    8176388   8176509   8176701     8176881
8176133   8176261    8176391   8176514   8176703     8176885
8176136   8176267    8176392   8176515   8176704     8176886
8176137   8176270    8176393   8176518   8176705     8176892
8176138   8176272    8176395   8176519   8176707     8176900
8176141   8176275    8176396   8176520   8176708     8176901
8176142   8176276    8176397   8176523   8176709     8176903
8176143   8176277    8176398   8176529   8176713     8176906
8176144   8176280    8176399   8176531   8176719     8176907
8176145   8176283    8176400   8176533   8176720     8176914
8176146   8176286    8176402   8176534   8176721     8176915
8176148   8176287    8176403   8176537   8176724     8176920
8176151   8176289    8176405   8176540   8176726     8176923
8176153   8176292    8176406   8176542   8176733     8176926
8176154   8176294    8176408   8176544   8176734     8176928
8176157   8176295    8176411   8176547   8176735     8176931
8176158   8176297    8176412   8176549   8176737     8176933
8176160   8176298    8176413   8176551   8176746     8176935
8176163   8176299    8176414   8176554   8176752     8176937
8176164   8176302    8176415   8176555   8176753     8176939
8176165   8176303    8176418   8176556   8176757     8176940
8176166   8176305    8176419   8176560   8176758     8176943
8176171   8176306    8176420   8176562   8176762     8176949
8176172   8176307    8176421   8176565   8176763     8176950
8176174   8176309    8176424   8176566   8176764     8176953
8176175   8176312    8176425   8176573   8176767     8176955
8176176   8176313    8176426   8176576   8176771     8176957
8176181   8176315    8176427   8176577   8176774     8176964
8176182   8176316    8176428   8176578   8176775     8176968
8176184   8176318    8176429   8176579   8176777     8176971
8176186   8176321    8176432   8176581   8176779     8176972
8176188   8176323    8176435   8176582   8176786     8176974
8176189   8176325    8176436   8176585   8176788     8176978
8176191   8176326    8176437   8176586   8176790     8176980
8176193   8176327    8176438   8176587   8176792     8176983
8176194   8176328    8176439   8176590   8176796     8176984
8176200   8176330    8176440   8176591   8176798     8176985
8176202   8176332    8176443   8176595   8176805     8176986
8176204   8176336    8176445   8176597   8176806     8176989
8176205   8176338    8176446   8176598   8176810     8176991
8176208   8176339    8176448   8176600   8176812     8176995
8176209   8176340    8176449   8176601   8176819     8176996
8176211   8176341    8176450   8176602   8176820     8176998
8176212   8176344    8176451   8176604   8176823     8177004
8176214   8176345    8176452   8176607   8176825     8177005
8176215   8176346    8176453   8176608   8176827     8177006
8176217   8176347    8176456   8176611   8176828     8177008
8176219   8176349    8176457   8176612   8176835     8177011

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8177015   8177181    8177353   8177514   8177724     8178001
8177016   8177182    8177355   8177515   8177725     8178003
8177017   8177183    8177356   8177519   8177726     8178007
8177024   8177187    8177358   8177522   8177732     8178014
8177027   8177189    8177361   8177525   8177733     8178025
8177030   8177193    8177363   8177526   8177738     8178027
8177032   8177196    8177364   8177527   8177739     8178028
8177033   8177206    8177365   8177531   8177742     8178031
8177034   8177209    8177366   8177533   8177743     8178034
8177037   8177214    8177367   8177535   8177744     8178038
8177038   8177215    8177370   8177541   8177745     8178042
8177042   8177217    8177372   8177550   8177746     8178047
8177044   8177218    8177375   8177551   8177752     8178053
8177045   8177219    8177379   8177554   8177753     8178054
8177049   8177220    8177383   8177557   8177758     8178061
8177052   8177222    8177384   8177560   8177760     8178062
8177053   8177230    8177385   8177564   8177764     8178068
8177055   8177233    8177387   8177566   8177765     8178072
8177056   8177238    8177388   8177568   8177768     8178074
8177057   8177241    8177389   8177581   8177770     8178075
8177060   8177243    8177390   8177582   8177778     8178079
8177061   8177247    8177394   8177586   8177785     8178080
8177062   8177250    8177399   8177587   8177786     8178081
8177063   8177255    8177400   8177594   8177788     8178087
8177064   8177258    8177404   8177596   8177793     8178088
8177068   8177263    8177409   8177608   8177813     8178095
8177070   8177268    8177410   8177612   8177819     8178098
8177073   8177269    8177414   8177615   8177825     8178101
8177074   8177279    8177415   8177618   8177827     8178102
8177076   8177280    8177418   8177620   8177836     8178103
8177078   8177281    8177422   8177622   8177841     8178104
8177079   8177282    8177423   8177624   8177842     8178106
8177080   8177285    8177424   8177627   8177850     8178112
8177082   8177288    8177427   8177631   8177858     8178119
8177083   8177289    8177428   8177633   8177863     8178121
8177084   8177292    8177431   8177634   8177874     8178123
8177085   8177294    8177432   8177635   8177876     8178124
8177091   8177295    8177435   8177639   8177888     8178125
8177095   8177299    8177437   8177642   8177889     8178126
8177097   8177300    8177439   8177643   8177894     8178133
8177100   8177301    8177444   8177644   8177896     8178137
8177101   8177302    8177448   8177645   8177897     8178140
8177103   8177303    8177449   8177647   8177900     8178141
8177105   8177304    8177456   8177649   8177907     8178143
8177106   8177306    8177460   8177652   8177908     8178144
8177109   8177309    8177462   8177653   8177909     8178145
8177110   8177310    8177463   8177655   8177915     8178147
8177114   8177311    8177465   8177663   8177916     8178152
8177118   8177316    8177466   8177665   8177924     8178156
8177119   8177317    8177467   8177673   8177925     8178163
8177122   8177319    8177471   8177677   8177933     8178164
8177123   8177322    8177474   8177678   8177940     8178165
8177126   8177323    8177475   8177680   8177945     8178166
8177131   8177324    8177476   8177681   8177948     8178168
8177133   8177325    8177477   8177683   8177953     8178169
8177136   8177326    8177478   8177685   8177967     8178172
8177137   8177327    8177479   8177688   8177968     8178175
8177140   8177330    8177480   8177691   8177970     8178177
8177142   8177331    8177486   8177693   8177976     8178181
8177144   8177332    8177487   8177694   8177978     8178185
8177149   8177334    8177488   8177697   8177979     8178189
8177152   8177336    8177497   8177699   8177982     8178195
8177153   8177338    8177500   8177706   8177985     8178196
8177166   8177339    8177502   8177707   8177987     8178203
8177168   8177341    8177503   8177711   8177991     8178204
8177170   8177343    8177506   8177712   8177992     8178206
8177171   8177344    8177508   8177715   8177994     8178208
8177173   8177345    8177509   8177717   8177995     8178212
8177174   8177349    8177510   8177718   8177996     8178215
8177180   8177350    8177512   8177722   8177997     8178218

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8178219   8178456    8178698   8178901   8179139     8179291
8178220   8178458    8178705   8178902   8179144     8179292
8178226   8178465    8178710   8178903   8179148     8179294
8178231   8178469    8178719   8178904   8179149     8179297
8178234   8178470    8178723   8178913   8179150     8179300
8178238   8178473    8178725   8178919   8179151     8179301
8178240   8178474    8178728   8178920   8179157     8179302
8178242   8178480    8178730   8178924   8179159     8179303
8178246   8178485    8178733   8178925   8179160     8179305
8178247   8178490    8178736   8178931   8179162     8179306
8178250   8178493    8178741   8178937   8179164     8179308
8178258   8178496    8178742   8178939   8179167     8179310
8178265   8178499    8178744   8178940   8179170     8179311
8178279   8178503    8178749   8178941   8179172     8179316
8178280   8178506    8178752   8178943   8179173     8179317
8178281   8178507    8178753   8178945   8179174     8179322
8178282   8178511    8178756   8178948   8179178     8179323
8178283   8178512    8178758   8178949   8179185     8179326
8178292   8178513    8178760   8178954   8179186     8179327
8178293   8178515    8178765   8178958   8179188     8179331
8178294   8178520    8178766   8178959   8179192     8179337
8178295   8178521    8178782   8178963   8179193     8179348
8178301   8178528    8178784   8178965   8179194     8179354
8178302   8178530    8178786   8178968   8179197     8179355
8178305   8178532    8178791   8178969   8179198     8179360
8178307   8178533    8178792   8178973   8179205     8179365
8178310   8178534    8178798   8178979   8179206     8179366
8178312   8178539    8178799   8178981   8179210     8179370
8178316   8178540    8178800   8178986   8179212     8179371
8178317   8178544    8178803   8178987   8179214     8179375
8178318   8178545    8178804   8178995   8179215     8179378
8178319   8178546    8178811   8179001   8179216     8179383
8178320   8178550    8178812   8179007   8179218     8179391
8178326   8178551    8178813   8179010   8179227     8179396
8178327   8178553    8178818   8179016   8179230     8179398
8178330   8178554    8178819   8179023   8179231     8179404
8178331   8178555    8178820   8179027   8179232     8179411
8178333   8178557    8178821   8179030   8179233     8179413
8178334   8178563    8178824   8179032   8179235     8179414
8178335   8178566    8178830   8179040   8179236     8179418
8178337   8178574    8178831   8179042   8179241     8179420
8178339   8178575    8178837   8179044   8179243     8179427
8178340   8178577    8178838   8179049   8179248     8179438
8178342   8178579    8178843   8179056   8179249     8179442
8178344   8178580    8178844   8179058   8179250     8179444
8178346   8178584    8178846   8179060   8179252     8179453
8178347   8178587    8178847   8179063   8179254     8179455
8178358   8178589    8178848   8179066   8179255     8179456
8178359   8178595    8178850   8179069   8179256     8179460
8178361   8178596    8178853   8179075   8179257     8179468
8178365   8178597    8178854   8179082   8179258     8179470
8178369   8178599    8178855   8179085   8179260     8179474
8178373   8178600    8178856   8179089   8179264     8179477
8178376   8178601    8178859   8179091   8179265     8179479
8178385   8178602    8178860   8179094   8179267     8179487
8178386   8178603    8178862   8179100   8179268     8179494
8178387   8178607    8178863   8179105   8179270     8179499
8178395   8178619    8178866   8179108   8179272     8179501
8178396   8178630    8178867   8179109   8179273     8179512
8178397   8178641    8178868   8179111   8179275     8179516
8178401   8178642    8178870   8179112   8179276     8179517
8178407   8178646    8178871   8179116   8179278     8179524
8178411   8178652    8178875   8179119   8179279     8179526
8178415   8178658    8178877   8179122   8179280     8179532
8178424   8178659    8178878   8179123   8179281     8179540
8178427   8178667    8178879   8179126   8179282     8179547
8178435   8178678    8178882   8179128   8179286     8179549
8178444   8178684    8178890   8179130   8179287     8179552
8178446   8178688    8178897   8179133   8179289     8179555
8178447   8178697    8178898   8179138   8179290     8179556

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8179558   8179864    8180094   8180416   8180657     8180803
8179579   8179866    8180099   8180421   8180659     8180804
8179585   8179869    8180110   8180430   8180661     8180809
8179588   8179870    8180126   8180432   8180662     8180813
8179590   8179876    8180133   8180435   8180666     8180836
8179591   8179879    8180144   8180444   8180667     8180838
8179597   8179890    8180147   8180447   8180670     8180840
8179599   8179892    8180148   8180455   8180671     8180843
8179602   8179900    8180165   8180456   8180673     8180845
8179606   8179909    8180177   8180458   8180675     8180846
8179609   8179914    8180186   8180463   8180676     8180847
8179610   8179916    8180200   8180467   8180677     8180848
8179616   8179921    8180209   8180478   8180679     8180850
8179617   8179923    8180217   8180482   8180680     8180853
8179621   8179927    8180222   8180487   8180681     8180855
8179622   8179931    8180226   8180492   8180682     8180856
8179623   8179935    8180232   8180495   8180683     8180860
8179627   8179936    8180235   8180496   8180686     8180863
8179629   8179941    8180236   8180502   8180687     8180867
8179631   8179942    8180237   8180504   8180690     8180870
8179633   8179943    8180238   8180505   8180691     8180873
8179634   8179951    8180240   8180507   8180692     8180874
8179642   8179952    8180243   8180511   8180697     8180876
8179647   8179955    8180250   8180512   8180699     8180877
8179655   8179956    8180251   8180513   8180703     8180882
8179657   8179960    8180253   8180520   8180705     8180883
8179662   8179962    8180256   8180523   8180708     8180890
8179666   8179964    8180259   8180527   8180710     8180893
8179669   8179965    8180262   8180528   8180713     8180895
8179676   8179967    8180265   8180534   8180714     8180896
8179678   8179976    8180266   8180535   8180720     8180897
8179685   8179977    8180267   8180536   8180723     8180898
8179690   8179980    8180270   8180541   8180725     8180899
8179692   8179982    8180273   8180546   8180726     8180900
8179696   8179985    8180274   8180553   8180727     8180901
8179699   8179988    8180277   8180554   8180734     8180903
8179701   8179990    8180281   8180559   8180739     8180904
8179706   8179992    8180283   8180571   8180743     8180906
8179707   8179993    8180284   8180576   8180744     8180909
8179710   8179995    8180286   8180585   8180745     8180910
8179714   8179996    8180295   8180587   8180746     8180911
8179716   8179998    8180299   8180590   8180747     8180912
8179717   8179999    8180300   8180592   8180750     8180914
8179720   8180000    8180306   8180594   8180752     8180915
8179724   8180003    8180310   8180595   8180755     8180916
8179725   8180005    8180313   8180601   8180756     8180919
8179734   8180006    8180315   8180604   8180759     8180922
8179742   8180008    8180316   8180605   8180761     8180923
8179744   8180009    8180320   8180606   8180763     8180931
8179748   8180018    8180331   8180607   8180764     8180933
8179752   8180019    8180343   8180609   8180768     8180934
8179765   8180020    8180364   8180611   8180770     8180935
8179767   8180022    8180366   8180612   8180773     8180936
8179772   8180023    8180368   8180614   8180775     8180937
8179773   8180024    8180369   8180615   8180779     8180938
8179780   8180025    8180370   8180621   8180782     8180941
8179781   8180029    8180375   8180625   8180783     8180944
8179782   8180032    8180376   8180629   8180784     8180947
8179788   8180037    8180379   8180633   8180788     8180948
8179789   8180040    8180380   8180635   8180789     8180951
8179798   8180048    8180381   8180636   8180790     8180954
8179818   8180054    8180386   8180637   8180791     8180955
8179822   8180056    8180389   8180639   8180793     8180959
8179827   8180061    8180390   8180643   8180794     8180960
8179833   8180067    8180391   8180645   8180795     8180963
8179838   8180072    8180392   8180647   8180796     8180970
8179850   8180079    8180394   8180648   8180797     8180972
8179857   8180082    8180410   8180651   8180798     8180973
8179858   8180083    8180411   8180653   8180801     8180978
8179861   8180086    8180415   8180655   8180802     8180979

                                    EXHIBIT B

                        INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8180980   8181337    8181671   8182070   8182288     8182660
8180983   8181339    8181673   8182071   8182289     8182664
8180984   8181355    8181674   8182079   8182290     8182667
8180987   8181367    8181675   8182081   8182294     8182670
8180989   8181372    8181678   8182082   8182295     8182671
8180991   8181382    8181681   8182083   8182297     8182672
8180993   8181388    8181682   8182097   8182298     8182673
8180995   8181407    8181708   8182098   8182300     8182677
8180998   8181423    8181710   8182101   8182302     8182679
8180999   8181428    8181712   8182102   8182303     8182681
8181003   8181435    8181714   8182106   8182305     8182683
8181005   8181442    8181716   8182108   8182306     8182687
8181008   8181446    8181725   8182117   8182311     8182697
8181012   8181449    8181736   8182119   8182313     8182698
8181031   8181453    8181739   8182123   8182314     8182704
8181035   8181455    8181746   8182125   8182316     8182710
8181036   8181459    8181747   8182130   8182318     8182711
8181041   8181464    8181749   8182136   8182319     8182714
8181043   8181471    8181752   8182137   8182322     8182715
8181045   8181493    8181756   8182140   8182326     8182718
8181047   8181497    8181759   8182144   8182335     8182719
8181055   8181506    8181760   8182145   8182339     8182722
8181056   8181508    8181764   8182148   8182341     8182725
8181058   8181516    8181767   8182153   8182342     8182730
8181059   8181520    8181774   8182155   8182349     8182733
8181067   8181526    8181806   8182157   8182362     8182746
8181074   8181527    8181810   8182159   8182373     8182753
8181075   8181529    8181812   8182160   8182375     8182757
8181084   8181531    8181813   8182172   8182377     8182761
8181089   8181543    8181814   8182174   8182382     8182766
8181094   8181547    8181816   8182177   8182390     8182774
8181096   8181551    8181820   8182178   8182396     8182782
8181098   8181553    8181825   8182180   8182398     8182783
8181106   8181557    8181830   8182181   8182410     8182790
8181108   8181562    8181832   8182188   8182425     8182794
8181110   8181564    8181835   8182191   8182448     8182831
8181114   8181565    8181836   8182192   8182464     8182873
8181115   8181566    8181841   8182193   8182475     8182877
8181118   8181567    8181845   8182198   8182482     8182882
8181123   8181570    8181847   8182199   8182489     8182885
8181124   8181572    8181849   8182200   8182492     8182886
8181130   8181573    8181851   8182205   8182497     8182891
8181133   8181576    8181852   8182208   8182503     8182893
8181135   8181580    8181853   8182210   8182505     8182896
8181137   8181585    8181855   8182213   8182506     8182909
8181140   8181592    8181856   8182215   8182517     8182916
8181142   8181594    8181857   8182217   8182521     8182921
8181152   8181596    8181859   8182219   8182523     8182927
8181158   8181598    8181860   8182222   8182535     8182940
8181174   8181599    8181862   8182223   8182539     8182942
8181184   8181601    8181868   8182225   8182547     8182944
8181189   8181604    8181874   8182228   8182556     8182947
8181192   8181608    8181883   8182229   8182562     8182949
8181194   8181615    8181902   8182231   8182572     8182957
8181205   8181617    8181903   8182233   8182576     8182960
8181208   8181618    8181904   8182235   8182577     8182964
8181213   8181619    8181906   8182240   8182578     8182968
8181219   8181622    8181916   8182241   8182579     8182969
8181227   8181623    8181929   8182242   8182596     8182979
8181228   8181625    8181953   8182243   8182631     8182994
8181231   8181626    8181964   8182249   8182633     8182999
8181238   8181630    8182014   8182250   8182635     8183010
8181247   8181636    8182023   8182257   8182644     8183015
8181254   8181642    8182027   8182259   8182646     8183016
8181263   8181643    8182028   8182261   8182648     8183026
8181267   8181646    8182031   8182267   8182649     8183031
8181275   8181649    8182035   8182269   8182650     8183032
8181278   8181661    8182037   8182275   8182652     8183037
8181299   8181667    8182047   8182278   8182658     8183038
8181318   8181668    8182068   8182282   8182659     8183040

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8183044     8183343     8183662     8184131     8184329     8184488
8183046     8183344     8183664     8184134     8184330     8184489
8183052     8183353     8183669     8184136     8184335     8184495
8183058     8183358     8183671     8184143     8184336     8184507
8183059     8183363     8183675     8184151     8184339     8184510
8183069     8183365     8183678     8184170     8184340     8184521
8183070     8183369     8183681     8184173     8184341     8184542
8183073     8183374     8183689     8184174     8184342     8184544
8183082     8183379     8183695     8184176     8184344     8184545
8183093     8183381     8183697     8184178     8184345     8184546
8183096     8183385     8183699     8184179     8184347     8184547
8183103     8183391     8183703     8184185     8184348     8184563
8183111     8183392     8183704     8184188     8184349     8184570
8183114     8183393     8183705     8184191     8184350     8184574
8183118     8183400     8183706     8184193     8184351     8184580
8183124     8183408     8183707     8184196     8184353     8184584
8183128     8183439     8183709     8184197     8184354     8184596
8183130     8183445     8183710     8184214     8184357     8184599
8183141     8183461     8183711     8184216     8184365     8184600
8183144     8183463     8183712     8184219     8184368     8184601
8183148     8183469     8183713     8184221     8184369     8184602
8183151     8183472     8183716     8184222     8184379     8184612
8183152     8183482     8183717     8184223     8184382     8184616
8183153     8183498     8183718     8184239     8184386     8184623
8183170     8183499     8183719     8184240     8184388     8184628
8183171     8183505     8183720     8184241     8184389     8184641
8183173     8183509     8183722     8184242     8184392     8184651
8183174     8183519     8183731     8184243     8184394     8184660
8183175     8183522     8183736     8184246     8184399     8184664
8183180     8183523     8183737     8184248     8184401     8184687
8183182     8183526     8183749     8184250     8184404     8184691
8183183     8183530     8183750     8184251     8184405     8184695
8183186     8183532     8183753     8184252     8184406     8184696
8183213     8183533     8183755     8184254     8184410     8184698
8183216     8183536     8183756     8184256     8184411     8184703
8183227     8183544     8183758     8184258     8184413     8184706
8183230     8183551     8183790     8184263     8184414     8184709
8183233     8183554     8183802     8184266     8184415     8184711
8183236     8183568     8183808     8184268     8184416     8184712
8183238     8183573     8183812     8184276     8184417     8184713
8183248     8183586     8183816     8184282     8184422     8184714
8183249     8183588     8183820     8184288     8184425     8184715
8183252     8183592     8183835     8184289     8184433     8184718
8183254     8183594     8183866     8184292     8184437     8184723
8183259     8183599     8183867     8184294     8184441     8184726
8183263     8183601     8183892     8184298     8184442     8184729
8183269     8183605     8183932     8184299     8184443     8184730
8183272     8183607     8183941     8184300     8184446     8184731
8183275     8183610     8183948     8184301     8184447     8184734
8183280     8183612     8183960     8184303     8184451     8184736
8183282     8183615     8184009     8184304     8184454     8184737
8183284     8183616     8184013     8184305     8184457     8184738
8183285     8183617     8184021     8184306     8184459     8184759
8183290     8183618     8184036     8184307     8184462     8184780
8183292     8183623     8184042     8184308     8184463     8184786
8183296     8183625     8184053     8184310     8184464     8184788
8183298     8183626     8184077     8184311     8184466     8184794
8183303     8183627     8184079     8184312     8184468     8184798
8183304     8183628     8184081     8184313     8184472     8184806
8183308     8183630     8184082     8184314     8184473     8184808
8183310     8183631     8184083     8184316     8184474     8184817
8183316     8183632     8184084     8184317     8184475     8184820
8183323     8183633     8184085     8184318     8184478     8184822
8183326     8183645     8184087     8184319     8184479     8184825
8183328     8183647     8184089     8184320     8184481     8184830
8183329     8183649     8184091     8184322     8184483     8184831
8183330     8183655     8184093     8184323     8184484     8184832
8183335     8183656     8184094     8184325     8184485     8184833
8183337     8183657     8184125     8184326     8184486     8184835
8183341     8183661     8184129     8184328     8184487     8184836

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8184837     8185274     8185578     8186054     8186354     8186585
8184839     8185283     8185579     8186055     8186355     8186588
8184849     8185288     8185580     8186061     8186356     8186589
8184851     8185290     8185583     8186062     8186357     8186590
8184854     8185291     8185584     8186066     8186359     8186591
8184881     8185294     8185596     8186067     8186363     8186593
8184882     8185295     8185601     8186071     8186364     8186594
8184885     8185297     8185603     8186078     8186366     8186596
8184888     8185299     8185604     8186080     8186369     8186598
8184897     8185301     8185605     8186081     8186371     8186599
8184898     8185305     8185611     8186088     8186375     8186604
8184900     8185312     8185630     8186091     8186379     8186609
8184904     8185314     8185686     8186092     8186382     8186610
8184906     8185339     8185694     8186098     8186383     8186615
8184925     8185342     8185699     8186100     8186384     8186616
8184941     8185347     8185706     8186101     8186385     8186621
8184950     8185354     8185711     8186104     8186393     8186622
8184956     8185358     8185714     8186114     8186398     8186628
8184969     8185360     8185760     8186120     8186399     8186629
8184970     8185363     8185856     8186128     8186406     8186630
8184974     8185365     8185858     8186131     8186410     8186632
8184975     8185366     8185879     8186133     8186411     8186633
8184987     8185369     8185894     8186137     8186414     8186635
8185002     8185372     8185899     8186142     8186415     8186636
8185033     8185374     8185905     8186148     8186417     8186637
8185037     8185376     8185909     8186151     8186420     8186638
8185051     8185377     8185913     8186182     8186421     8186640
8185052     8185380     8185918     8186196     8186426     8186641
8185054     8185385     8185921     8186197     8186432     8186642
8185057     8185386     8185923     8186204     8186433     8186643
8185058     8185393     8185925     8186210     8186436     8186644
8185060     8185397     8185930     8186213     8186450     8186646
8185068     8185402     8185935     8186251     8186452     8186648
8185072     8185404     8185938     8186252     8186455     8186649
8185075     8185407     8185947     8186255     8186462     8186650
8185078     8185410     8185948     8186259     8186465     8186651
8185079     8185417     8185950     8186260     8186466     8186653
8185080     8185425     8185953     8186276     8186468     8186654
8185091     8185430     8185954     8186287     8186486     8186655
8185093     8185431     8185955     8186288     8186487     8186656
8185131     8185443     8185957     8186297     8186491     8186657
8185135     8185447     8185959     8186298     8186492     8186658
8185152     8185451     8185964     8186303     8186493     8186659
8185155     8185456     8185966     8186305     8186503     8186660
8185170     8185466     8185970     8186309     8186511     8186661
8185183     8185473     8185972     8186310     8186515     8186664
8185189     8185488     8185975     8186313     8186518     8186666
8185195     8185490     8185979     8186314     8186521     8186667
8185198     8185497     8185987     8186318     8186530     8186669
8185207     8185507     8185988     8186320     8186533     8186670
8185209     8185509     8185992     8186321     8186540     8186671
8185227     8185512     8185996     8186323     8186545     8186674
8185230     8185514     8186004     8186324     8186546     8186675
8185236     8185517     8186009     8186325     8186552     8186676
8185240     8185518     8186012     8186326     8186554     8186677
8185241     8185521     8186019     8186328     8186555     8186681
8185242     8185526     8186021     8186330     8186557     8186682
8185245     8185528     8186023     8186334     8186560     8186685
8185249     8185529     8186025     8186336     8186562     8186686
8185252     8185537     8186026     8186340     8186565     8186693
8185255     8185543     8186028     8186342     8186569     8186694
8185257     8185545     8186031     8186344     8186570     8186696
8185260     8185551     8186032     8186345     8186571     8186697
8185261     8185563     8186034     8186346     8186574     8186699
8185264     8185564     8186037     8186347     8186575     8186701
8185268     8185566     8186041     8186348     8186577     8186703
8185270     8185568     8186043     8186349     8186578     8186706
8185271     8185571     8186047     8186350     8186580     8186708
8185272     8185576     8186049     8186351     8186582     8186709
8185273     8185577     8186053     8186352     8186583     8186713

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8186715     8186853     8187191     8187470     8187714     8188111
8186718     8186855     8187192     8187476     8187716     8188116
8186719     8186856     8187193     8187481     8187718     8188119
8186722     8186860     8187197     8187485     8187723     8188120
8186727     8186861     8187198     8187486     8187726     8188122
8186728     8186863     8187202     8187487     8187731     8188123
8186732     8186866     8187203     8187490     8187738     8188125
8186735     8186869     8187205     8187493     8187743     8188127
8186737     8186875     8187206     8187500     8187747     8188130
8186738     8186879     8187207     8187502     8187758     8188131
8186739     8186903     8187212     8187503     8187760     8188132
8186741     8186907     8187214     8187506     8187763     8188137
8186742     8186910     8187217     8187513     8187769     8188141
8186743     8186912     8187220     8187522     8187771     8188146
8186744     8186914     8187226     8187526     8187773     8188149
8186746     8186915     8187227     8187534     8187775     8188150
8186747     8186917     8187231     8187539     8187779     8188155
8186753     8186923     8187234     8187540     8187781     8188176
8186754     8186924     8187240     8187542     8187787     8188179
8186755     8186929     8187241     8187543     8187801     8188181
8186759     8186930     8187242     8187544     8187807     8188185
8186762     8186934     8187249     8187545     8187826     8188187
8186764     8186935     8187253     8187552     8187835     8188190
8186765     8186937     8187256     8187554     8187841     8188192
8186766     8186942     8187260     8187555     8187842     8188196
8186768     8186952     8187267     8187556     8187850     8188201
8186771     8186956     8187271     8187558     8187859     8188203
8186774     8186961     8187285     8187560     8187869     8188208
8186775     8186992     8187298     8187561     8187874     8188212
8186776     8186998     8187302     8187563     8187877     8188215
8186783     8187002     8187310     8187565     8187897     8188216
8186785     8187007     8187322     8187566     8187902     8188218
8186789     8187011     8187324     8187567     8187911     8188222
8186792     8187032     8187330     8187569     8187927     8188225
8186793     8187038     8187335     8187570     8187932     8188226
8186796     8187042     8187336     8187571     8187937     8188228
8186803     8187046     8187346     8187572     8187952     8188232
8186805     8187048     8187352     8187574     8187953     8188235
8186808     8187055     8187354     8187575     8187961     8188236
8186809     8187057     8187361     8187580     8187963     8188241
8186811     8187060     8187364     8187581     8187968     8188243
8186812     8187063     8187365     8187587     8187969     8188245
8186813     8187067     8187367     8187588     8187975     8188246
8186816     8187072     8187370     8187595     8187976     8188247
8186817     8187077     8187371     8187598     8187980     8188248
8186818     8187080     8187373     8187604     8187984     8188250
8186819     8187089     8187376     8187609     8187997     8188251
8186820     8187090     8187377     8187632     8188000     8188257
8186821     8187093     8187379     8187646     8188002     8188259
8186822     8187094     8187391     8187653     8188006     8188261
8186826     8187099     8187393     8187660     8188024     8188263
8186827     8187103     8187394     8187663     8188031     8188264
8186830     8187105     8187402     8187665     8188037     8188265
8186831     8187108     8187404     8187669     8188069     8188266
8186832     8187111     8187408     8187670     8188076     8188267
8186834     8187113     8187409     8187673     8188078     8188268
8186835     8187118     8187412     8187676     8188080     8188271
8186836     8187119     8187414     8187677     8188088     8188273
8186837     8187122     8187419     8187679     8188089     8188276
8186838     8187128     8187420     8187680     8188091     8188278
8186839     8187144     8187424     8187684     8188094     8188279
8186840     8187146     8187425     8187689     8188097     8188281
8186842     8187154     8187428     8187697     8188098     8188283
8186844     8187157     8187430     8187701     8188099     8188284
8186845     8187164     8187432     8187703     8188101     8188286
8186846     8187181     8187434     8187704     8188105     8188287
8186847     8187182     8187438     8187705     8188106     8188290
8186848     8187185     8187449     8187706     8188107     8188291
8186849     8187186     8187454     8187708     8188109     8188292
8186850     8187188     8187461     8187711     8188110     8188294

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8188296     8188484     8188631     8188946     8189400     8189692
8188297     8188485     8188638     8188947     8189407     8189697
8188298     8188486     8188639     8188948     8189411     8189700
8188300     8188487     8188640     8188949     8189413     8189701
8188301     8188489     8188641     8188950     8189415     8189702
8188303     8188493     8188642     8188952     8189416     8189703
8188305     8188494     8188644     8188955     8189420     8189705
8188308     8188496     8188647     8188961     8189423     8189706
8188309     8188497     8188648     8188975     8189424     8189708
8188312     8188503     8188650     8189011     8189427     8189709
8188314     8188504     8188654     8189013     8189429     8189710
8188315     8188506     8188657     8189025     8189432     8189714
8188317     8188507     8188658     8189028     8189435     8189715
8188318     8188509     8188667     8189033     8189441     8189717
8188319     8188512     8188671     8189038     8189445     8189719
8188321     8188515     8188673     8189049     8189448     8189722
8188323     8188516     8188675     8189072     8189452     8189724
8188324     8188518     8188737     8189075     8189458     8189727
8188325     8188520     8188739     8189079     8189464     8189730
8188328     8188523     8188742     8189091     8189475     8189743
8188329     8188525     8188745     8189125     8189479     8189746
8188331     8188526     8188747     8189130     8189483     8189751
8188332     8188528     8188751     8189139     8189492     8189756
8188333     8188531     8188758     8189140     8189496     8189759
8188335     8188532     8188768     8189146     8189501     8189760
8188339     8188533     8188776     8189154     8189521     8189761
8188343     8188534     8188780     8189155     8189524     8189762
8188344     8188535     8188783     8189159     8189525     8189770
8188345     8188536     8188784     8189165     8189530     8189789
8188350     8188537     8188788     8189170     8189534     8189790
8188353     8188538     8188792     8189172     8189537     8189791
8188355     8188540     8188793     8189175     8189541     8189793
8188357     8188541     8188795     8189181     8189544     8189795
8188358     8188542     8188796     8189184     8189547     8189799
8188365     8188544     8188806     8189190     8189550     8189802
8188381     8188545     8188813     8189194     8189551     8189803
8188383     8188548     8188835     8189196     8189552     8189804
8188386     8188549     8188843     8189203     8189553     8189805
8188390     8188550     8188854     8189205     8189554     8189807
8188394     8188552     8188860     8189206     8189555     8189808
8188396     8188554     8188865     8189211     8189556     8189810
8188401     8188556     8188872     8189213     8189558     8189813
8188402     8188559     8188875     8189215     8189561     8189814
8188403     8188560     8188879     8189218     8189580     8189816
8188406     8188562     8188881     8189220     8189582     8189817
8188408     8188566     8188882     8189221     8189584     8189818
8188416     8188567     8188884     8189228     8189586     8189819
8188420     8188569     8188885     8189235     8189593     8189821
8188424     8188570     8188907     8189240     8189594     8189823
8188425     8188576     8188908     8189246     8189597     8189825
8188426     8188577     8188912     8189253     8189600     8189828
8188427     8188580     8188913     8189255     8189603     8189831
8188428     8188581     8188919     8189258     8189604     8189833
8188429     8188582     8188922     8189260     8189605     8189834
8188430     8188586     8188923     8189268     8189606     8189837
8188432     8188593     8188924     8189270     8189609     8189839
8188433     8188594     8188926     8189276     8189610     8189846
8188434     8188595     8188927     8189281     8189614     8189852
8188435     8188597     8188929     8189286     8189616     8189862
8188436     8188598     8188930     8189291     8189619     8189865
8188437     8188602     8188932     8189302     8189620     8189866
8188441     8188604     8188933     8189309     8189657     8189867
8188443     8188608     8188934     8189313     8189658     8189871
8188444     8188614     8188935     8189323     8189661     8189872
8188447     8188615     8188936     8189330     8189668     8189874
8188451     8188617     8188937     8189348     8189670     8189875
8188467     8188622     8188939     8189361     8189682     8189878
8188471     8188624     8188942     8189364     8189685     8189879
8188474     8188627     8188944     8189384     8189689     8189883
8188477     8188628     8188945     8189393     8189690     8189889

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8189890     8190238     8190886     8191761     8193108     8194028
8189893     8190240     8190911     8191781     8193110     8194046
8189896     8190242     8190914     8191798     8193118     8194047
8189900     8190245     8190960     8191807     8193139     8194055
8189902     8190249     8190965     8191838     8193141     8194063
8189907     8190254     8190966     8191840     8193147     8194066
8189910     8190279     8190972     8191849     8193161     8194070
8189914     8190286     8191021     8191909     8193177     8194109
8189915     8190287     8191040     8191933     8193193     8194136
8189917     8190289     8191095     8191967     8193196     8194142
8189919     8190378     8191102     8191973     8193197     8194159
8189921     8190388     8191113     8191994     8193198     8194166
8189932     8190412     8191121     8192011     8193235     8194213
8189933     8190416     8191159     8192013     8193248     8194230
8189935     8190419     8191165     8192016     8193255     8194231
8189939     8190420     8191170     8192019     8193268     8194234
8189942     8190422     8191174     8192049     8193282     8194235
8189945     8190433     8191176     8192089     8193283     8194237
8189950     8190434     8191186     8192092     8193288     8194239
8189975     8190440     8191191     8192102     8193292     8194381
8189976     8190441     8191196     8192123     8193296     8194387
8189977     8190454     8191210     8192155     8193299     8194395
8189978     8190459     8191216     8192158     8193356     8194411
8189981     8190469     8191262     8192164     8193361     8194443
8189992     8190470     8191263     8192174     8193370     8194448
8190017     8190477     8191267     8192175     8193377     8194469
8190019     8190506     8191270     8192191     8193488     8194484
8190020     8190512     8191271     8192198     8193500     8194577
8190022     8190516     8191296     8192206     8193535     8194581
8190024     8190520     8191304     8192207     8193588     8194583
8190025     8190528     8191311     8192236     8193598     8194618
8190026     8190532     8191320     8192239     8193599     8194639
8190027     8190542     8191325     8192254     8193600     8194723
8190029     8190547     8191329     8192256     8193620     8194729
8190032     8190548     8191339     8192294     8193628     8194797
8190048     8190553     8191344     8192388     8193631     8194820
8190052     8190557     8191357     8192389     8193632     8194824
8190056     8190561     8191371     8192436     8193636     8194856
8190057     8190563     8191375     8192442     8193640     8195013
8190059     8190572     8191382     8192466     8193644     8195022
8190060     8190584     8191384     8192487     8193645     8195130
8190062     8190588     8191391     8192494     8193651     8195178
8190063     8190597     8191396     8192511     8193659     8195190
8190064     8190600     8191403     8192530     8193677     8195194
8190065     8190601     8191411     8192571     8193680     8195196
8190075     8190614     8191416     8192680     8193683     8195207
8190077     8190616     8191423     8192701     8193702     8195227
8190078     8190618     8191429     8192741     8193720     8195230
8190080     8190619     8191430     8192745     8193726     8195233
8190081     8190622     8191434     8192752     8193735     8195234
8190082     8190623     8191437     8192809     8193738     8195242
8190094     8190635     8191440     8192891     8193739     8195245
8190096     8190641     8191443     8192893     8193741     8195247
8190103     8190646     8191451     8192897     8193746     8195250
8190109     8190649     8191455     8192901     8193754     8195260
8190113     8190652     8191460     8192904     8193788     8195262
8190118     8190657     8191462     8192907     8193801     8195266
8190122     8190662     8191467     8192913     8193821     8195271
8190129     8190677     8191471     8193045     8193829     8195286
8190134     8190681     8191482     8193052     8193834     8195288
8190136     8190689     8191494     8193058     8193836     8195297
8190165     8190690     8191577     8193064     8193841     8195303
8190174     8190691     8191620     8193066     8193847     8195310
8190179     8190706     8191666     8193072     8193852     8195312
8190187     8190709     8191676     8193081     8193858     8195323
8190188     8190729     8191687     8193083     8193863     8195325
8190199     8190745     8191699     8193087     8193868     8195328
8190228     8190790     8191717     8193088     8193869     8195332
8190232     8190854     8191720     8193096     8193927     8195337
8190236     8190871     8191726     8193101     8194013     8195344

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8195346     8195859     8196289     8196442     8196566     8196775
8195350     8195864     8196291     8196445     8196567     8196791
8195354     8195867     8196292     8196451     8196568     8196794
8195358     8195871     8196294     8196456     8196570     8196801
8195361     8195873     8196298     8196457     8196571     8196813
8195364     8195874     8196299     8196458     8196572     8196856
8195371     8195875     8196300     8196459     8196573     8196868
8195374     8195877     8196301     8196460     8196574     8196877
8195376     8195878     8196305     8196461     8196575     8196883
8195392     8195882     8196306     8196464     8196576     8196893
8195395     8195884     8196308     8196467     8196578     8196896
8195399     8195885     8196310     8196468     8196579     8196897
8195408     8195887     8196313     8196469     8196580     8196901
8195414     8195893     8196316     8196471     8196581     8196903
8195421     8195896     8196317     8196472     8196585     8196912
8195424     8195902     8196319     8196473     8196588     8196918
8195426     8195903     8196320     8196474     8196589     8196920
8195433     8195905     8196324     8196475     8196590     8196921
8195434     8195926     8196325     8196477     8196592     8196922
8195439     8195934     8196329     8196479     8196593     8196960
8195442     8195963     8196330     8196482     8196594     8196962
8195448     8195972     8196335     8196483     8196595     8196976
8195482     8195989     8196341     8196484     8196597     8196994
8195496     8195998     8196347     8196488     8196598     8197000
8195503     8196018     8196349     8196490     8196599     8197003
8195506     8196022     8196350     8196491     8196601     8197008
8195524     8196026     8196351     8196492     8196603     8197011
8195525     8196042     8196356     8196494     8196605     8197013
8195532     8196061     8196357     8196497     8196609     8197014
8195539     8196066     8196358     8196498     8196621     8197015
8195568     8196080     8196359     8196500     8196625     8197016
8195594     8196094     8196361     8196501     8196627     8197022
8195597     8196107     8196366     8196502     8196628     8197023
8195606     8196109     8196369     8196503     8196629     8197024
8195609     8196122     8196370     8196504     8196632     8197026
8195610     8196127     8196372     8196506     8196633     8197027
8195617     8196134     8196375     8196507     8196635     8197028
8195619     8196136     8196376     8196508     8196639     8197029
8195627     8196164     8196379     8196510     8196645     8197031
8195644     8196195     8196381     8196511     8196648     8197033
8195652     8196196     8196384     8196514     8196653     8197035
8195658     8196199     8196387     8196516     8196656     8197040
8195667     8196201     8196390     8196518     8196660     8197041
8195718     8196203     8196391     8196519     8196661     8197042
8195727     8196207     8196392     8196525     8196668     8197046
8195731     8196210     8196395     8196526     8196671     8197047
8195733     8196216     8196396     8196527     8196674     8197048
8195734     8196217     8196398     8196530     8196675     8197052
8195735     8196224     8196399     8196533     8196676     8197057
8195739     8196228     8196404     8196534     8196679     8197058
8195742     8196234     8196405     8196536     8196683     8197059
8195744     8196238     8196407     8196539     8196684     8197062
8195750     8196244     8196408     8196540     8196695     8197063
8195756     8196245     8196409     8196541     8196703     8197066
8195757     8196246     8196411     8196542     8196710     8197067
8195760     8196251     8196413     8196544     8196716     8197068
8195777     8196252     8196419     8196545     8196724     8197069
8195785     8196263     8196420     8196546     8196725     8197071
8195791     8196265     8196421     8196547     8196729     8197074
8195796     8196266     8196424     8196549     8196732     8197075
8195797     8196269     8196425     8196550     8196734     8197076
8195799     8196272     8196426     8196552     8196735     8197077
8195804     8196273     8196427     8196553     8196736     8197078
8195807     8196275     8196432     8196554     8196739     8197079
8195809     8196277     8196433     8196555     8196743     8197080
8195832     8196279     8196434     8196557     8196744     8197083
8195833     8196280     8196435     8196559     8196748     8197084
8195843     8196281     8196438     8196560     8196749     8197088
8195849     8196284     8196439     8196562     8196751     8197090
8195854     8196287     8196440     8196564     8196767     8197091

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8197092     8197235     8197385     8197591     8197796     8198104
8197094     8197244     8197386     8197594     8197798     8198105
8197097     8197247     8197387     8197595     8197803     8198108
8197098     8197249     8197389     8197596     8197804     8198109
8197099     8197254     8197392     8197599     8197808     8198110
8197102     8197258     8197393     8197600     8197813     8198111
8197107     8197261     8197394     8197601     8197814     8198112
8197109     8197262     8197396     8197603     8197818     8198113
8197114     8197263     8197398     8197604     8197829     8198114
8197115     8197266     8197400     8197613     8197844     8198116
8197117     8197268     8197404     8197619     8197850     8198117
8197118     8197272     8197405     8197621     8197868     8198118
8197124     8197274     8197406     8197623     8197874     8198119
8197128     8197275     8197408     8197624     8197885     8198120
8197129     8197277     8197411     8197627     8197892     8198122
8197131     8197278     8197415     8197629     8197904     8198124
8197132     8197281     8197416     8197630     8197967     8198125
8197140     8197282     8197420     8197632     8197971     8198126
8197148     8197283     8197421     8197633     8197981     8198127
8197153     8197284     8197423     8197636     8197984     8198129
8197155     8197285     8197426     8197638     8197988     8198130
8197156     8197288     8197427     8197640     8197991     8198131
8197160     8197289     8197430     8197643     8197998     8198137
8197161     8197290     8197433     8197646     8198000     8198139
8197162     8197291     8197434     8197651     8198001     8198140
8197165     8197292     8197435     8197653     8198006     8198141
8197168     8197293     8197437     8197657     8198008     8198144
8197169     8197294     8197439     8197658     8198010     8198145
8197171     8197295     8197442     8197662     8198012     8198147
8197174     8197296     8197445     8197664     8198013     8198148
8197175     8197299     8197450     8197666     8198015     8198149
8197177     8197306     8197466     8197667     8198017     8198150
8197178     8197307     8197469     8197668     8198019     8198151
8197181     8197308     8197471     8197669     8198025     8198152
8197182     8197309     8197472     8197684     8198026     8198153
8197183     8197310     8197487     8197685     8198029     8198154
8197184     8197313     8197488     8197686     8198032     8198155
8197187     8197314     8197495     8197690     8198035     8198156
8197189     8197315     8197496     8197691     8198036     8198159
8197190     8197316     8197501     8197694     8198038     8198160
8197191     8197317     8197508     8197695     8198043     8198162
8197192     8197320     8197516     8197696     8198049     8198163
8197193     8197322     8197520     8197697     8198057     8198164
8197195     8197323     8197522     8197701     8198061     8198166
8197201     8197324     8197525     8197703     8198062     8198167
8197202     8197327     8197528     8197706     8198063     8198171
8197203     8197329     8197529     8197709     8198065     8198173
8197204     8197331     8197532     8197710     8198066     8198175
8197205     8197336     8197546     8197711     8198067     8198176
8197207     8197337     8197548     8197712     8198068     8198177
8197208     8197338     8197549     8197714     8198070     8198178
8197209     8197340     8197550     8197715     8198071     8198179
8197211     8197341     8197552     8197716     8198073     8198180
8197212     8197345     8197553     8197717     8198076     8198181
8197213     8197347     8197554     8197718     8198077     8198182
8197216     8197351     8197555     8197719     8198079     8198183
8197217     8197353     8197557     8197720     8198080     8198184
8197218     8197354     8197563     8197721     8198082     8198185
8197219     8197355     8197568     8197724     8198083     8198186
8197220     8197358     8197569     8197726     8198084     8198190
8197221     8197359     8197571     8197729     8198086     8198194
8197223     8197362     8197577     8197731     8198087     8198199
8197224     8197365     8197578     8197737     8198089     8198200
8197225     8197371     8197580     8197740     8198091     8198208
8197227     8197375     8197581     8197741     8198092     8198211
8197228     8197376     8197584     8197748     8198094     8198212
8197229     8197377     8197585     8197755     8198096     8198214
8197230     8197379     8197586     8197776     8198099     8198216
8197231     8197383     8197588     8197784     8198102     8198217
8197232     8197384     8197589     8197790     8198103     8198218

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8198219     8198323     8198470     8198688     8198789     8198884
8198220     8198324     8198472     8198689     8198792     8198886
8198223     8198325     8198474     8198691     8198802     8198887
8198224     8198326     8198477     8198693     8198803     8198888
8198225     8198327     8198482     8198694     8198804     8198889
8198226     8198328     8198486     8198695     8198806     8198890
8198227     8198329     8198491     8198696     8198807     8198891
8198229     8198330     8198495     8198698     8198808     8198892
8198231     8198331     8198497     8198699     8198809     8198893
8198233     8198332     8198505     8198701     8198810     8198895
8198234     8198334     8198508     8198702     8198811     8198897
8198235     8198335     8198510     8198703     8198812     8198898
8198236     8198339     8198511     8198705     8198813     8198899
8198237     8198346     8198512     8198707     8198814     8198900
8198238     8198350     8198513     8198712     8198815     8198902
8198241     8198351     8198514     8198713     8198816     8198904
8198242     8198352     8198515     8198715     8198817     8198905
8198243     8198353     8198516     8198718     8198818     8198906
8198245     8198354     8198517     8198719     8198819     8198908
8198246     8198355     8198518     8198721     8198821     8198909
8198247     8198356     8198519     8198723     8198822     8198910
8198248     8198357     8198520     8198729     8198823     8198911
8198249     8198361     8198521     8198731     8198824     8198913
8198250     8198363     8198522     8198737     8198825     8198914
8198252     8198364     8198523     8198738     8198826     8198915
8198255     8198365     8198525     8198739     8198827     8198916
8198256     8198367     8198526     8198740     8198828     8198917
8198260     8198369     8198527     8198741     8198829     8198918
8198262     8198371     8198528     8198742     8198830     8198920
8198263     8198373     8198530     8198743     8198831     8198921
8198265     8198374     8198531     8198744     8198832     8198922
8198267     8198375     8198532     8198745     8198833     8198925
8198268     8198376     8198534     8198746     8198834     8198927
8198270     8198379     8198535     8198747     8198835     8198928
8198271     8198381     8198536     8198748     8198836     8198929
8198272     8198382     8198542     8198749     8198837     8198932
8198273     8198383     8198545     8198750     8198838     8198935
8198275     8198384     8198556     8198751     8198840     8198937
8198276     8198388     8198559     8198752     8198841     8198938
8198277     8198391     8198562     8198754     8198842     8198943
8198279     8198396     8198571     8198755     8198843     8198944
8198280     8198397     8198579     8198756     8198844     8198948
8198283     8198407     8198586     8198757     8198845     8198949
8198287     8198410     8198593     8198760     8198846     8198951
8198288     8198411     8198601     8198761     8198847     8198952
8198290     8198417     8198603     8198762     8198848     8198953
8198292     8198422     8198606     8198763     8198849     8198954
8198294     8198428     8198608     8198764     8198850     8198957
8198296     8198429     8198614     8198765     8198851     8198958
8198300     8198431     8198615     8198766     8198852     8198959
8198301     8198432     8198617     8198767     8198853     8198960
8198302     8198434     8198620     8198768     8198854     8198962
8198303     8198438     8198623     8198769     8198855     8198963
8198304     8198443     8198626     8198770     8198857     8198964
8198306     8198444     8198633     8198772     8198860     8198965
8198307     8198445     8198635     8198773     8198861     8198966
8198308     8198449     8198647     8198774     8198862     8198967
8198309     8198451     8198648     8198775     8198863     8198968
8198310     8198453     8198650     8198776     8198865     8198970
8198311     8198454     8198654     8198777     8198866     8198971
8198313     8198455     8198655     8198778     8198867     8198972
8198314     8198456     8198656     8198779     8198868     8198976
8198315     8198457     8198658     8198780     8198870     8198977
8198316     8198459     8198660     8198781     8198872     8198978
8198317     8198463     8198671     8198782     8198873     8198981
8198318     8198464     8198675     8198783     8198876     8198982
8198319     8198465     8198678     8198784     8198877     8198983
8198320     8198466     8198682     8198785     8198879     8198985
8198321     8198467     8198684     8198786     8198882     8198986
8198322     8198469     8198686     8198787     8198883     8198987

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8198988     8199081     8199193     8199307     8199570     8199741
8198989     8199082     8199194     8199308     8199572     8199742
8198990     8199083     8199196     8199310     8199579     8199743
8198991     8199084     8199198     8199311     8199580     8199744
8198992     8199085     8199200     8199313     8199583     8199745
8198993     8199086     8199201     8199315     8199587     8199747
8198995     8199087     8199202     8199316     8199594     8199749
8198998     8199088     8199203     8199318     8199596     8199750
8198999     8199089     8199204     8199319     8199598     8199752
8199001     8199090     8199205     8199321     8199600     8199753
8199002     8199091     8199206     8199323     8199601     8199755
8199004     8199092     8199207     8199329     8199604     8199757
8199005     8199093     8199208     8199335     8199606     8199758
8199006     8199094     8199209     8199336     8199608     8199760
8199008     8199097     8199210     8199341     8199609     8199761
8199011     8199098     8199211     8199343     8199613     8199762
8199012     8199099     8199212     8199346     8199614     8199763
8199013     8199100     8199213     8199347     8199615     8199764
8199014     8199103     8199214     8199351     8199620     8199766
8199017     8199104     8199215     8199353     8199632     8199768
8199018     8199106     8199216     8199357     8199635     8199769
8199019     8199108     8199217     8199358     8199637     8199770
8199020     8199109     8199218     8199363     8199638     8199771
8199022     8199110     8199220     8199366     8199639     8199772
8199023     8199111     8199221     8199367     8199644     8199773
8199024     8199113     8199222     8199370     8199646     8199774
8199025     8199114     8199223     8199371     8199649     8199777
8199026     8199118     8199225     8199373     8199653     8199779
8199027     8199119     8199226     8199376     8199655     8199780
8199028     8199122     8199228     8199386     8199656     8199782
8199030     8199125     8199229     8199390     8199659     8199783
8199031     8199126     8199230     8199402     8199664     8199784
8199032     8199132     8199232     8199404     8199665     8199786
8199033     8199133     8199233     8199409     8199666     8199788
8199034     8199150     8199234     8199413     8199668     8199789
8199035     8199151     8199235     8199414     8199669     8199790
8199036     8199153     8199236     8199416     8199671     8199791
8199037     8199154     8199237     8199418     8199673     8199792
8199038     8199155     8199239     8199422     8199675     8199794
8199039     8199156     8199240     8199426     8199676     8199795
8199040     8199157     8199241     8199428     8199678     8199796
8199041     8199158     8199242     8199431     8199681     8199797
8199042     8199159     8199243     8199434     8199685     8199798
8199043     8199160     8199244     8199451     8199688     8199799
8199044     8199161     8199245     8199452     8199691     8199801
8199046     8199162     8199246     8199459     8199697     8199802
8199048     8199164     8199247     8199464     8199704     8199806
8199049     8199165     8199248     8199465     8199708     8199807
8199050     8199166     8199249     8199466     8199709     8199808
8199052     8199167     8199251     8199480     8199713     8199812
8199053     8199168     8199252     8199482     8199714     8199813
8199054     8199169     8199253     8199485     8199716     8199814
8199055     8199171     8199254     8199488     8199717     8199815
8199056     8199172     8199255     8199492     8199720     8199816
8199057     8199173     8199256     8199501     8199721     8199817
8199059     8199174     8199257     8199512     8199722     8199818
8199060     8199175     8199258     8199514     8199723     8199819
8199061     8199176     8199259     8199517     8199727     8199821
8199064     8199178     8199261     8199522     8199728     8199822
8199065     8199180     8199269     8199524     8199730     8199823
8199067     8199181     8199270     8199529     8199731     8199824
8199069     8199182     8199271     8199532     8199732     8199825
8199071     8199185     8199272     8199537     8199733     8199826
8199072     8199186     8199273     8199547     8199734     8199827
8199075     8199187     8199274     8199551     8199735     8199828
8199076     8199188     8199279     8199552     8199736     8199829
8199077     8199189     8199299     8199553     8199737     8199830
8199078     8199190     8199302     8199554     8199738     8199831
8199079     8199191     8199304     8199565     8199739     8199832
8199080     8199192     8199305     8199567     8199740     8199833

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8199834     8199928     8200036     8200141     8200264     8200381
8199835     8199929     8200037     8200143     8200269     8200382
8199837     8199931     8200038     8200144     8200270     8200383
8199838     8199932     8200039     8200145     8200273     8200384
8199839     8199933     8200040     8200146     8200275     8200385
8199840     8199934     8200041     8200149     8200276     8200386
8199842     8199935     8200042     8200155     8200278     8200387
8199843     8199937     8200043     8200156     8200279     8200388
8199844     8199938     8200044     8200157     8200282     8200389
8199845     8199939     8200045     8200158     8200283     8200390
8199848     8199940     8200046     8200161     8200284     8200391
8199849     8199942     8200047     8200163     8200286     8200392
8199850     8199943     8200048     8200164     8200289     8200393
8199851     8199944     8200049     8200165     8200290     8200395
8199852     8199948     8200051     8200167     8200293     8200396
8199853     8199949     8200052     8200168     8200296     8200397
8199854     8199952     8200053     8200171     8200297     8200398
8199856     8199956     8200054     8200173     8200298     8200399
8199857     8199958     8200056     8200174     8200299     8200400
8199858     8199960     8200057     8200178     8200300     8200401
8199859     8199962     8200058     8200180     8200301     8200402
8199860     8199963     8200060     8200182     8200302     8200403
8199862     8199965     8200063     8200183     8200303     8200404
8199863     8199967     8200064     8200186     8200307     8200406
8199865     8199968     8200066     8200187     8200310     8200407
8199868     8199970     8200068     8200189     8200311     8200408
8199870     8199971     8200070     8200190     8200312     8200411
8199872     8199972     8200071     8200193     8200314     8200412
8199873     8199973     8200074     8200194     8200315     8200413
8199874     8199975     8200076     8200197     8200317     8200414
8199875     8199976     8200077     8200198     8200319     8200415
8199876     8199980     8200080     8200202     8200322     8200417
8199877     8199981     8200082     8200203     8200323     8200418
8199878     8199982     8200084     8200205     8200326     8200419
8199879     8199983     8200085     8200206     8200327     8200420
8199882     8199984     8200090     8200207     8200332     8200421
8199887     8199987     8200092     8200208     8200333     8200422
8199888     8199989     8200096     8200209     8200334     8200423
8199890     8199991     8200097     8200210     8200335     8200424
8199893     8199992     8200099     8200212     8200339     8200425
8199894     8199994     8200100     8200213     8200341     8200426
8199895     8199995     8200102     8200214     8200344     8200427
8199896     8199997     8200105     8200215     8200347     8200428
8199897     8199998     8200107     8200217     8200349     8200429
8199898     8199999     8200109     8200218     8200350     8200430
8199899     8200001     8200111     8200220     8200351     8200432
8199900     8200002     8200112     8200221     8200352     8200434
8199901     8200003     8200113     8200222     8200353     8200437
8199902     8200005     8200114     8200226     8200354     8200438
8199903     8200006     8200115     8200228     8200355     8200440
8199904     8200008     8200119     8200229     8200356     8200442
8199905     8200010     8200120     8200230     8200357     8200443
8199906     8200011     8200121     8200231     8200358     8200444
8199909     8200013     8200122     8200232     8200359     8200445
8199910     8200016     8200123     8200233     8200361     8200446
8199911     8200018     8200124     8200238     8200363     8200447
8199912     8200019     8200125     8200244     8200364     8200449
8199913     8200021     8200126     8200245     8200365     8200450
8199914     8200022     8200127     8200246     8200367     8200451
8199915     8200024     8200128     8200248     8200370     8200452
8199916     8200026     8200129     8200249     8200371     8200455
8199917     8200027     8200130     8200252     8200372     8200456
8199919     8200028     8200131     8200253     8200373     8200457
8199920     8200029     8200132     8200255     8200374     8200458
8199921     8200030     8200133     8200257     8200375     8200459
8199923     8200031     8200134     8200258     8200376     8200460
8199924     8200032     8200136     8200259     8200377     8200461
8199925     8200033     8200138     8200261     8200378     8200462
8199926     8200034     8200139     8200262     8200379     8200463
8199927     8200035     8200140     8200263     8200380     8200466

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8200467     8200581     8200687     8200837     8200997     8201126
8200468     8200584     8200688     8200838     8200999     8201127
8200470     8200585     8200689     8200840     8201000     8201129
8200471     8200587     8200692     8200841     8201008     8201131
8200473     8200588     8200693     8200842     8201014     8201133
8200476     8200590     8200694     8200843     8201015     8201135
8200477     8200592     8200701     8200847     8201017     8201136
8200478     8200593     8200702     8200849     8201019     8201137
8200479     8200595     8200706     8200852     8201021     8201139
8200481     8200596     8200708     8200853     8201023     8201140
8200482     8200597     8200713     8200855     8201024     8201143
8200483     8200599     8200716     8200857     8201025     8201146
8200484     8200600     8200720     8200859     8201026     8201147
8200485     8200601     8200722     8200860     8201028     8201149
8200486     8200603     8200724     8200864     8201030     8201150
8200489     8200604     8200726     8200867     8201031     8201151
8200490     8200605     8200728     8200869     8201033     8201152
8200491     8200607     8200730     8200870     8201034     8201153
8200492     8200608     8200732     8200871     8201036     8201161
8200493     8200611     8200735     8200878     8201038     8201163
8200494     8200612     8200737     8200879     8201039     8201164
8200495     8200615     8200740     8200880     8201040     8201166
8200496     8200617     8200741     8200881     8201042     8201167
8200498     8200619     8200746     8200884     8201047     8201169
8200499     8200620     8200747     8200887     8201049     8201170
8200500     8200621     8200749     8200890     8201050     8201171
8200501     8200622     8200750     8200891     8201051     8201172
8200503     8200623     8200755     8200895     8201054     8201173
8200504     8200624     8200760     8200899     8201055     8201174
8200505     8200626     8200761     8200904     8201056     8201175
8200506     8200628     8200762     8200905     8201058     8201176
8200507     8200629     8200765     8200908     8201059     8201179
8200508     8200631     8200766     8200911     8201060     8201180
8200510     8200634     8200767     8200912     8201063     8201182
8200511     8200635     8200769     8200914     8201065     8201184
8200512     8200636     8200771     8200917     8201070     8201185
8200513     8200637     8200773     8200922     8201072     8201186
8200516     8200638     8200774     8200924     8201073     8201187
8200518     8200639     8200775     8200925     8201078     8201188
8200519     8200640     8200778     8200926     8201079     8201191
8200520     8200641     8200779     8200927     8201082     8201192
8200522     8200653     8200780     8200928     8201083     8201193
8200524     8200654     8200786     8200929     8201086     8201195
8200525     8200655     8200787     8200930     8201089     8201196
8200526     8200656     8200790     8200931     8201090     8201198
8200528     8200658     8200792     8200933     8201091     8201199
8200529     8200659     8200794     8200937     8201096     8201200
8200531     8200660     8200797     8200941     8201098     8201202
8200532     8200662     8200799     8200942     8201099     8201203
8200534     8200663     8200800     8200945     8201100     8201204
8200535     8200664     8200801     8200946     8201101     8201205
8200536     8200665     8200802     8200948     8201102     8201209
8200538     8200666     8200804     8200949     8201103     8201211
8200540     8200667     8200807     8200952     8201104     8201212
8200541     8200668     8200810     8200954     8201106     8201214
8200542     8200669     8200811     8200955     8201107     8201215
8200544     8200670     8200812     8200956     8201109     8201216
8200547     8200671     8200815     8200958     8201110     8201218
8200549     8200672     8200817     8200959     8201111     8201219
8200551     8200673     8200818     8200960     8201112     8201222
8200552     8200674     8200819     8200961     8201114     8201223
8200553     8200675     8200822     8200962     8201115     8201224
8200555     8200676     8200823     8200963     8201116     8201225
8200559     8200678     8200825     8200964     8201117     8201226
8200562     8200679     8200826     8200965     8201118     8201230
8200564     8200680     8200827     8200971     8201119     8201231
8200569     8200681     8200829     8200973     8201120     8201232
8200571     8200683     8200831     8200976     8201122     8201234
8200574     8200684     8200835     8200986     8201123     8201235
8200576     8200685     8200836     8200992     8201125     8201238

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8201240     8201358     8201465     8201609     8201751     8201863
8201241     8201360     8201466     8201611     8201753     8201864
8201242     8201362     8201467     8201612     8201756     8201867
8201243     8201363     8201468     8201614     8201757     8201875
8201245     8201364     8201470     8201615     8201758     8201880
8201246     8201365     8201471     8201616     8201764     8201884
8201248     8201366     8201473     8201617     8201772     8201888
8201249     8201367     8201474     8201618     8201774     8201890
8201251     8201368     8201477     8201619     8201776     8201892
8201255     8201372     8201478     8201620     8201777     8201893
8201256     8201377     8201479     8201621     8201779     8201900
8201257     8201378     8201481     8201622     8201782     8201902
8201258     8201383     8201484     8201624     8201783     8201903
8201259     8201384     8201486     8201625     8201786     8201905
8201261     8201387     8201487     8201628     8201787     8201907
8201262     8201388     8201490     8201629     8201789     8201909
8201264     8201391     8201496     8201630     8201791     8201910
8201267     8201393     8201497     8201636     8201792     8201918
8201268     8201394     8201501     8201638     8201793     8201921
8201269     8201397     8201503     8201643     8201794     8201929
8201271     8201398     8201505     8201645     8201795     8201937
8201273     8201399     8201506     8201649     8201797     8201940
8201277     8201400     8201513     8201651     8201798     8201942
8201278     8201401     8201519     8201652     8201800     8201948
8201284     8201402     8201522     8201654     8201801     8201949
8201285     8201403     8201524     8201655     8201802     8201950
8201290     8201405     8201527     8201657     8201804     8201951
8201292     8201406     8201529     8201658     8201805     8201952
8201295     8201407     8201531     8201660     8201807     8201953
8201296     8201408     8201533     8201661     8201808     8201954
8201297     8201409     8201534     8201664     8201809     8201955
8201301     8201410     8201537     8201666     8201810     8201957
8201303     8201412     8201538     8201669     8201811     8201958
8201304     8201413     8201540     8201670     8201813     8201959
8201305     8201416     8201543     8201672     8201815     8201960
8201306     8201417     8201548     8201673     8201817     8201962
8201309     8201418     8201549     8201674     8201818     8201964
8201312     8201419     8201552     8201677     8201820     8201965
8201313     8201420     8201553     8201679     8201821     8201966
8201314     8201422     8201556     8201681     8201824     8201967
8201316     8201423     8201573     8201682     8201825     8201968
8201318     8201424     8201575     8201683     8201827     8201970
8201319     8201425     8201576     8201685     8201828     8201971
8201320     8201426     8201577     8201686     8201829     8201972
8201321     8201427     8201578     8201688     8201830     8201983
8201323     8201428     8201579     8201689     8201831     8201985
8201325     8201429     8201581     8201691     8201833     8201989
8201326     8201430     8201582     8201693     8201834     8201991
8201327     8201431     8201583     8201694     8201836     8201992
8201329     8201432     8201584     8201696     8201839     8201994
8201330     8201433     8201586     8201698     8201840     8201995
8201331     8201435     8201588     8201699     8201841     8201998
8201332     8201436     8201589     8201700     8201842     8202001
8201334     8201438     8201591     8201703     8201843     8202003
8201335     8201439     8201592     8201707     8201844     8202004
8201336     8201440     8201593     8201710     8201845     8202006
8201338     8201442     8201594     8201717     8201846     8202007
8201341     8201443     8201595     8201718     8201847     8202014
8201344     8201448     8201596     8201720     8201848     8202015
8201347     8201450     8201597     8201723     8201849     8202019
8201348     8201451     8201598     8201725     8201850     8202026
8201349     8201453     8201599     8201731     8201851     8202028
8201350     8201454     8201601     8201733     8201852     8202031
8201351     8201455     8201602     8201736     8201853     8202033
8201352     8201457     8201603     8201739     8201854     8202034
8201353     8201458     8201604     8201740     8201855     8202035
8201354     8201459     8201605     8201741     8201856     8202036
8201355     8201461     8201606     8201744     8201859     8202037
8201356     8201462     8201607     8201745     8201860     8202038
8201357     8201463     8201608     8201748     8201861     8202040

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8202045     8202302     8202434     8202613     8202722     8202862
8202048     8202303     8202436     8202616     8202723     8202863
8202049     8202305     8202440     8202617     8202724     8202865
8202053     8202306     8202442     8202618     8202727     8202866
8202056     8202313     8202447     8202619     8202728     8202867
8202057     8202316     8202452     8202621     8202729     8202868
8202058     8202321     8202453     8202625     8202731     8202872
8202059     8202322     8202454     8202627     8202734     8202873
8202060     8202325     8202455     8202629     8202741     8202874
8202063     8202326     8202456     8202632     8202742     8202875
8202086     8202327     8202458     8202634     8202744     8202876
8202088     8202329     8202459     8202636     8202749     8202877
8202089     8202330     8202460     8202637     8202750     8202882
8202091     8202332     8202463     8202640     8202758     8202884
8202093     8202334     8202468     8202641     8202759     8202885
8202094     8202335     8202472     8202642     8202762     8202886
8202101     8202336     8202473     8202643     8202763     8202887
8202102     8202339     8202474     8202644     8202764     8202888
8202103     8202340     8202475     8202645     8202765     8202890
8202105     8202341     8202476     8202646     8202766     8202891
8202106     8202342     8202478     8202647     8202770     8202892
8202109     8202343     8202480     8202648     8202771     8202893
8202110     8202344     8202484     8202649     8202774     8202894
8202114     8202345     8202487     8202651     8202775     8202895
8202116     8202346     8202488     8202652     8202780     8202897
8202120     8202347     8202495     8202653     8202782     8202898
8202121     8202348     8202498     8202654     8202799     8202899
8202132     8202349     8202503     8202655     8202800     8202900
8202136     8202351     8202504     8202656     8202802     8202903
8202137     8202357     8202508     8202658     8202804     8202904
8202139     8202359     8202509     8202659     8202805     8202906
8202142     8202361     8202512     8202660     8202806     8202907
8202143     8202362     8202516     8202661     8202808     8202908
8202144     8202366     8202522     8202662     8202809     8202909
8202145     8202367     8202524     8202663     8202810     8202910
8202148     8202372     8202526     8202664     8202811     8202911
8202154     8202374     8202529     8202666     8202812     8202913
8202155     8202376     8202530     8202667     8202814     8202914
8202166     8202378     8202536     8202669     8202815     8202915
8202173     8202379     8202539     8202670     8202816     8202917
8202192     8202380     8202540     8202671     8202817     8202918
8202197     8202381     8202544     8202672     8202819     8202919
8202201     8202383     8202549     8202673     8202820     8202921
8202206     8202385     8202550     8202677     8202821     8202922
8202209     8202386     8202553     8202678     8202822     8202923
8202213     8202389     8202558     8202680     8202824     8202924
8202215     8202390     8202559     8202681     8202826     8202925
8202221     8202391     8202560     8202683     8202827     8202926
8202224     8202392     8202562     8202684     8202829     8202927
8202228     8202393     8202563     8202685     8202830     8202928
8202231     8202394     8202564     8202687     8202831     8202929
8202236     8202395     8202566     8202692     8202833     8202930
8202238     8202397     8202568     8202695     8202834     8202931
8202239     8202398     8202569     8202698     8202836     8202933
8202242     8202400     8202570     8202699     8202837     8202934
8202247     8202401     8202572     8202700     8202838     8202935
8202250     8202404     8202573     8202701     8202841     8202938
8202252     8202405     8202574     8202702     8202843     8202939
8202256     8202407     8202578     8202703     8202844     8202940
8202264     8202410     8202580     8202704     8202846     8202941
8202269     8202414     8202581     8202705     8202847     8202942
8202271     8202417     8202585     8202706     8202848     8202944
8202277     8202418     8202586     8202708     8202851     8202947
8202282     8202419     8202593     8202711     8202854     8202948
8202285     8202421     8202594     8202712     8202855     8202949
8202290     8202422     8202596     8202714     8202856     8202952
8202293     8202426     8202603     8202715     8202857     8202954
8202294     8202427     8202604     8202717     8202859     8202955
8202298     8202431     8202609     8202718     8202860     8202957
8202300     8202433     8202610     8202720     8202861     8202958

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8202965     8203094     8203215     8203401     8203750     8203956
8202969     8203096     8203216     8203402     8203753     8203959
8202971     8203103     8203217     8203404     8203755     8203961
8202976     8203104     8203218     8203409     8203756     8203964
8202979     8203105     8203219     8203412     8203757     8203969
8202980     8203107     8203220     8203422     8203762     8203973
8202985     8203110     8203221     8203435     8203763     8203981
8202988     8203111     8203222     8203440     8203765     8203982
8202990     8203112     8203224     8203444     8203767     8203985
8202993     8203114     8203225     8203447     8203768     8203987
8202996     8203115     8203226     8203451     8203771     8203989
8202997     8203117     8203227     8203454     8203772     8203992
8203000     8203118     8203228     8203463     8203774     8203994
8203002     8203119     8203230     8203466     8203775     8203999
8203006     8203121     8203232     8203485     8203776     8204001
8203007     8203122     8203233     8203489     8203778     8204003
8203008     8203124     8203234     8203496     8203779     8204005
8203012     8203125     8203235     8203497     8203782     8204009
8203013     8203127     8203237     8203501     8203784     8204010
8203014     8203128     8203239     8203504     8203785     8204014
8203015     8203129     8203240     8203508     8203786     8204018
8203018     8203131     8203241     8203512     8203792     8204022
8203019     8203133     8203242     8203522     8203793     8204023
8203021     8203134     8203243     8203536     8203795     8204024
8203022     8203135     8203250     8203537     8203796     8204030
8203023     8203138     8203252     8203540     8203797     8204031
8203024     8203139     8203254     8203576     8203799     8204033
8203025     8203140     8203258     8203594     8203806     8204035
8203027     8203143     8203259     8203599     8203812     8204036
8203028     8203144     8203260     8203607     8203813     8204038
8203029     8203146     8203262     8203623     8203816     8204041
8203030     8203147     8203263     8203631     8203820     8204042
8203031     8203148     8203265     8203635     8203824     8204043
8203032     8203149     8203266     8203647     8203827     8204045
8203033     8203150     8203267     8203648     8203831     8204046
8203034     8203151     8203269     8203650     8203839     8204049
8203035     8203152     8203270     8203652     8203840     8204050
8203036     8203153     8203279     8203655     8203841     8204057
8203037     8203155     8203282     8203656     8203846     8204060
8203038     8203156     8203283     8203658     8203847     8204063
8203039     8203158     8203286     8203661     8203849     8204064
8203041     8203159     8203289     8203665     8203851     8204066
8203042     8203161     8203293     8203666     8203853     8204067
8203044     8203162     8203296     8203669     8203856     8204069
8203046     8203163     8203301     8203671     8203857     8204072
8203047     8203164     8203303     8203672     8203859     8204076
8203049     8203165     8203308     8203675     8203861     8204080
8203050     8203166     8203310     8203676     8203862     8204082
8203051     8203167     8203313     8203679     8203863     8204084
8203052     8203181     8203317     8203680     8203865     8204086
8203053     8203182     8203319     8203684     8203866     8204088
8203054     8203183     8203320     8203686     8203867     8204093
8203055     8203184     8203322     8203693     8203870     8204095
8203056     8203185     8203323     8203697     8203873     8204097
8203061     8203186     8203324     8203700     8203882     8204098
8203063     8203187     8203325     8203705     8203891     8204104
8203066     8203189     8203338     8203706     8203901     8204108
8203071     8203190     8203342     8203710     8203904     8204110
8203075     8203192     8203348     8203716     8203908     8204111
8203076     8203193     8203350     8203722     8203912     8204114
8203079     8203194     8203352     8203723     8203913     8204117
8203081     8203195     8203364     8203727     8203918     8204121
8203084     8203196     8203378     8203729     8203921     8204123
8203085     8203204     8203381     8203733     8203924     8204125
8203088     8203208     8203385     8203737     8203929     8204130
8203089     8203209     8203387     8203738     8203930     8204135
8203090     8203210     8203393     8203740     8203933     8204140
8203091     8203212     8203395     8203743     8203940     8204148
8203092     8203213     8203397     8203744     8203943     8204149
8203093     8203214     8203399     8203749     8203953     8204152

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8204154     8204438     8204672     8204874     8205050     8205153
8204156     8204441     8204673     8204875     8205051     8205154
8204160     8204443     8204674     8204882     8205052     8205155
8204164     8204444     8204684     8204884     8205053     8205156
8204165     8204445     8204691     8204892     8205054     8205157
8204166     8204446     8204696     8204894     8205055     8205158
8204167     8204451     8204698     8204897     8205056     8205159
8204169     8204454     8204707     8204903     8205057     8205160
8204173     8204456     8204709     8204905     8205058     8205162
8204175     8204459     8204713     8204909     8205060     8205163
8204182     8204461     8204714     8204911     8205064     8205164
8204189     8204464     8204716     8204912     8205068     8205165
8204195     8204469     8204718     8204916     8205069     8205166
8204198     8204471     8204722     8204917     8205073     8205167
8204200     8204476     8204723     8204920     8205078     8205168
8204203     8204483     8204725     8204924     8205079     8205169
8204204     8204484     8204727     8204925     8205083     8205170
8204208     8204489     8204729     8204926     8205085     8205171
8204216     8204493     8204733     8204927     8205086     8205172
8204219     8204495     8204735     8204928     8205087     8205174
8204224     8204496     8204736     8204931     8205089     8205175
8204236     8204501     8204737     8204933     8205090     8205176
8204238     8204502     8204739     8204935     8205091     8205177
8204243     8204503     8204740     8204937     8205092     8205178
8204245     8204504     8204742     8204938     8205094     8205179
8204249     8204519     8204743     8204940     8205096     8205180
8204257     8204520     8204745     8204941     8205097     8205181
8204259     8204523     8204746     8204942     8205098     8205182
8204262     8204524     8204748     8204943     8205099     8205183
8204264     8204525     8204749     8204944     8205100     8205184
8204266     8204531     8204750     8204945     8205101     8205185
8204267     8204533     8204755     8204948     8205103     8205186
8204270     8204536     8204756     8204950     8205104     8205187
8204279     8204539     8204758     8204953     8205106     8205189
8204283     8204540     8204760     8204954     8205107     8205190
8204286     8204543     8204762     8204957     8205109     8205191
8204287     8204544     8204763     8204958     8205110     8205192
8204288     8204545     8204764     8204962     8205111     8205193
8204290     8204546     8204765     8204966     8205112     8205194
8204291     8204547     8204766     8204968     8205113     8205195
8204293     8204548     8204767     8204969     8205114     8205196
8204296     8204549     8204769     8204971     8205115     8205198
8204297     8204550     8204770     8204972     8205116     8205200
8204307     8204551     8204772     8204975     8205118     8205201
8204312     8204552     8204775     8204976     8205120     8205202
8204338     8204553     8204780     8204982     8205121     8205203
8204339     8204554     8204787     8204983     8205123     8205207
8204343     8204555     8204789     8204985     8205125     8205209
8204351     8204558     8204796     8204986     8205126     8205211
8204359     8204560     8204799     8204991     8205127     8205216
8204361     8204561     8204808     8204997     8205128     8205218
8204367     8204563     8204811     8205001     8205129     8205220
8204379     8204565     8204812     8205002     8205130     8205222
8204383     8204566     8204817     8205006     8205132     8205224
8204390     8204571     8204822     8205009     8205133     8205226
8204394     8204573     8204830     8205010     8205134     8205228
8204396     8204574     8204832     8205014     8205135     8205231
8204401     8204575     8204836     8205016     8205136     8205232
8204404     8204577     8204839     8205022     8205137     8205251
8204410     8204578     8204840     8205023     8205138     8205254
8204416     8204579     8204844     8205029     8205140     8205255
8204418     8204580     8204848     8205034     8205141     8205257
8204420     8204581     8204849     8205037     8205142     8205258
8204422     8204584     8204852     8205038     8205143     8205260
8204423     8204588     8204853     8205039     8205145     8205262
8204425     8204600     8204854     8205042     8205146     8205266
8204429     8204603     8204858     8205043     8205147     8205267
8204430     8204618     8204863     8205045     8205150     8205269
8204433     8204620     8204869     8205047     8205151     8205270
8204436     8204626     8204870     8205049     8205152     8205271

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8205274     8205448     8205561     8205704     8205867     8206662
8205283     8205454     8205565     8205706     8205871     8206680
8205291     8205456     8205566     8205707     8205876     8206681
8205294     8205460     8205567     8205709     8205877     8206690
8205297     8205462     8205569     8205713     8205878     8206711
8205300     8205464     8205573     8205714     8205880     8206717
8205301     8205466     8205575     8205718     8205882     8206727
8205303     8205468     8205578     8205719     8205887     8206738
8205306     8205469     8205584     8205721     8205892     8206782
8205309     8205470     8205586     8205722     8205893     8206807
8205310     8205471     8205592     8205723     8205894     8206810
8205312     8205473     8205595     8205726     8205895     8206846
8205317     8205474     8205599     8205727     8205899     8206865
8205319     8205476     8205608     8205728     8205900     8206868
8205320     8205478     8205612     8205729     8205903     8206896
8205322     8205479     8205616     8205731     8205905     8206902
8205323     8205480     8205617     8205732     8205907     8207028
8205324     8205481     8205620     8205734     8205908     8207161
8205325     8205483     8205623     8205736     8205911     8207162
8205326     8205486     8205629     8205737     8205912     8207167
8205327     8205488     8205633     8205741     8205916     8207179
8205328     8205489     8205636     8205743     8205919     8207183
8205329     8205491     8205637     8205746     8205921     8207184
8205331     8205493     8205639     8205748     8205925     8207185
8205332     8205494     8205642     8205750     8205935     8207189
8205333     8205495     8205644     8205752     8206005     8207190
8205335     8205498     8205646     8205753     8206008     8207213
8205336     8205499     8205647     8205754     8206009     8207245
8205339     8205500     8205648     8205755     8206013     8207260
8205340     8205501     8205650     8205757     8206017     8207288
8205342     8205502     8205652     8205758     8206022     8207316
8205343     8205503     8205653     8205759     8206025     8207321
8205344     8205504     8205654     8205761     8206029     8207327
8205345     8205505     8205655     8205763     8206036     8207334
8205346     8205507     8205656     8205765     8206040     8207340
8205347     8205508     8205657     8205768     8206042     8207345
8205348     8205510     8205658     8205770     8206047     8207346
8205349     8205512     8205659     8205771     8206051     8207349
8205351     8205514     8205660     8205773     8206052     8207357
8205353     8205515     8205661     8205776     8206056     8207362
8205354     8205517     8205662     8205777     8206057     8207374
8205356     8205518     8205663     8205785     8206058     8207377
8205358     8205520     8205664     8205789     8206062     8207380
8205362     8205521     8205665     8205792     8206063     8207383
8205371     8205524     8205666     8205795     8206065     8207390
8205373     8205525     8205670     8205796     8206071     8207391
8205375     8205526     8205672     8205797     8206074     8207392
8205376     8205528     8205673     8205801     8206075     8207396
8205378     8205530     8205674     8205805     8206076     8207399
8205379     8205532     8205676     8205812     8206077     8207402
8205384     8205533     8205677     8205819     8206081     8207407
8205390     8205534     8205678     8205823     8206088     8207409
8205395     8205535     8205679     8205824     8206092     8207413
8205397     8205536     8205680     8205829     8206127     8207429
8205398     8205537     8205682     8205835     8206130     8207435
8205401     8205538     8205683     8205840     8206158     8207438
8205404     8205540     8205685     8205841     8206186     8207443
8205405     8205541     8205686     8205846     8206204     8207446
8205410     8205543     8205688     8205849     8206259     8207466
8205411     8205544     8205689     8205851     8206269     8207505
8205414     8205545     8205691     8205852     8206282     8207513
8205416     8205546     8205692     8205853     8206294     8207522
8205418     8205547     8205695     8205855     8206315     8207524
8205420     8205548     8205696     8205856     8206477     8207542
8205426     8205550     8205697     8205858     8206532     8207549
8205431     8205551     8205698     8205859     8206548     8207560
8205433     8205554     8205700     8205860     8206564     8207595
8205437     8205556     8205701     8205862     8206575     8207601
8205438     8205558     8205702     8205863     8206608     8207606
8205440     8205560     8205703     8205865     8206615     8207614

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8207618     8207903     8208364     8208479     8208626     8208751
8207620     8207907     8208365     8208481     8208629     8208753
8207622     8207935     8208366     8208483     8208633     8208754
8207625     8207942     8208370     8208487     8208637     8208755
8207642     8207948     8208373     8208489     8208643     8208758
8207649     8207955     8208382     8208490     8208649     8208759
8207653     8207971     8208383     8208494     8208652     8208760
8207655     8207974     8208384     8208495     8208653     8208761
8207657     8207976     8208387     8208497     8208654     8208763
8207659     8207982     8208388     8208498     8208657     8208764
8207660     8207986     8208389     8208500     8208658     8208765
8207664     8207989     8208390     8208502     8208659     8208766
8207665     8207996     8208391     8208503     8208660     8208768
8207666     8208017     8208393     8208505     8208662     8208771
8207667     8208030     8208394     8208506     8208664     8208773
8207670     8208036     8208395     8208509     8208665     8208777
8207671     8208043     8208397     8208510     8208666     8208779
8207695     8208056     8208398     8208511     8208667     8208780
8207700     8208059     8208399     8208513     8208668     8208784
8207710     8208066     8208401     8208514     8208670     8208786
8207711     8208067     8208403     8208516     8208671     8208788
8207713     8208073     8208404     8208517     8208674     8208790
8207716     8208077     8208405     8208520     8208675     8208791
8207721     8208086     8208408     8208525     8208677     8208792
8207722     8208097     8208409     8208527     8208678     8208793
8207765     8208111     8208410     8208528     8208679     8208794
8207786     8208113     8208411     8208529     8208682     8208795
8207791     8208116     8208413     8208530     8208683     8208799
8207794     8208118     8208414     8208532     8208684     8208800
8207796     8208129     8208415     8208533     8208685     8208802
8207798     8208138     8208416     8208534     8208686     8208803
8207812     8208142     8208418     8208538     8208687     8208806
8207816     8208148     8208420     8208540     8208689     8208808
8207817     8208159     8208422     8208541     8208692     8208809
8207821     8208166     8208423     8208545     8208693     8208811
8207825     8208172     8208424     8208546     8208695     8208812
8207826     8208179     8208426     8208547     8208697     8208815
8207828     8208183     8208427     8208549     8208698     8208817
8207829     8208188     8208428     8208551     8208701     8208819
8207832     8208202     8208429     8208552     8208702     8208821
8207835     8208207     8208431     8208553     8208704     8208822
8207836     8208208     8208432     8208555     8208705     8208823
8207838     8208210     8208436     8208556     8208706     8208825
8207840     8208214     8208437     8208562     8208708     8208826
8207841     8208219     8208438     8208563     8208709     8208827
8207846     8208239     8208440     8208564     8208710     8208828
8207848     8208247     8208441     8208565     8208712     8208831
8207850     8208250     8208443     8208570     8208719     8208834
8207851     8208253     8208444     8208574     8208720     8208835
8207853     8208265     8208445     8208578     8208722     8208838
8207854     8208276     8208447     8208579     8208723     8208840
8207860     8208277     8208448     8208581     8208724     8208841
8207861     8208279     8208449     8208584     8208727     8208842
8207862     8208283     8208450     8208586     8208730     8208844
8207864     8208285     8208452     8208587     8208733     8208845
8207865     8208299     8208454     8208589     8208734     8208847
8207866     8208306     8208455     8208590     8208735     8208850
8207867     8208309     8208456     8208591     8208737     8208851
8207869     8208314     8208457     8208593     8208738     8208853
8207873     8208318     8208458     8208594     8208739     8208854
8207878     8208325     8208460     8208595     8208740     8208857
8207882     8208326     8208462     8208597     8208741     8208858
8207884     8208333     8208464     8208599     8208743     8208862
8207886     8208334     8208465     8208603     8208744     8208865
8207887     8208340     8208466     8208604     8208745     8208866
8207892     8208346     8208468     8208605     8208746     8208867
8207894     8208350     8208469     8208614     8208747     8208868
8207896     8208354     8208471     8208618     8208748     8208871
8207900     8208355     8208472     8208621     8208749     8208875
8207901     8208357     8208475     8208624     8208750     8208878

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8208879     8209041     8209144     8209262     8209453     8209548
8208881     8209045     8209145     8209263     8209454     8209554
8208882     8209046     8209148     8209264     8209455     8209555
8208884     8209047     8209149     8209265     8209458     8209557
8208885     8209051     8209150     8209266     8209459     8209558
8208886     8209054     8209155     8209267     8209460     8209559
8208889     8209055     8209156     8209270     8209461     8209561
8208893     8209056     8209158     8209271     8209465     8209564
8208894     8209057     8209160     8209274     8209468     8209565
8208895     8209061     8209162     8209275     8209469     8209568
8208896     8209063     8209163     8209276     8209470     8209570
8208897     8209064     8209164     8209278     8209471     8209572
8208900     8209067     8209166     8209279     8209472     8209584
8208903     8209068     8209167     8209281     8209473     8209590
8208904     8209069     8209169     8209283     8209474     8209594
8208906     8209070     8209175     8209286     8209475     8209596
8208908     8209071     8209176     8209291     8209476     8209598
8208910     8209072     8209180     8209296     8209477     8209603
8208913     8209073     8209184     8209298     8209478     8209604
8208916     8209074     8209185     8209299     8209479     8209605
8208917     8209078     8209186     8209301     8209480     8209607
8208919     8209079     8209187     8209308     8209481     8209610
8208923     8209080     8209188     8209309     8209482     8209612
8208924     8209081     8209189     8209310     8209483     8209614
8208925     8209082     8209192     8209315     8209484     8209619
8208926     8209084     8209193     8209321     8209485     8209622
8208928     8209085     8209194     8209322     8209486     8209624
8208931     8209086     8209196     8209323     8209487     8209625
8208934     8209087     8209198     8209324     8209488     8209628
8208935     8209088     8209199     8209327     8209489     8209629
8208939     8209089     8209202     8209336     8209490     8209631
8208940     8209091     8209203     8209343     8209491     8209632
8208946     8209092     8209204     8209344     8209492     8209633
8208947     8209093     8209205     8209350     8209494     8209634
8208952     8209094     8209206     8209359     8209495     8209638
8208958     8209095     8209207     8209362     8209496     8209639
8208963     8209096     8209211     8209365     8209498     8209641
8208969     8209098     8209214     8209367     8209499     8209642
8208973     8209099     8209215     8209368     8209500     8209644
8208974     8209100     8209216     8209370     8209501     8209647
8208977     8209102     8209218     8209371     8209503     8209652
8208978     8209103     8209219     8209373     8209504     8209655
8208982     8209104     8209221     8209376     8209505     8209656
8208983     8209105     8209222     8209377     8209506     8209660
8208986     8209106     8209224     8209378     8209507     8209662
8208987     8209107     8209225     8209381     8209511     8209663
8208989     8209108     8209226     8209384     8209512     8209668
8208990     8209109     8209228     8209386     8209513     8209671
8208992     8209110     8209229     8209387     8209514     8209672
8208995     8209111     8209232     8209389     8209515     8209673
8208996     8209114     8209233     8209395     8209517     8209677
8208998     8209117     8209234     8209397     8209518     8209681
8208999     8209118     8209235     8209398     8209520     8209682
8209001     8209120     8209236     8209400     8209521     8209686
8209002     8209122     8209237     8209402     8209522     8209687
8209006     8209125     8209239     8209408     8209524     8209688
8209007     8209127     8209240     8209412     8209525     8209690
8209009     8209128     8209241     8209416     8209527     8209693
8209010     8209129     8209244     8209421     8209528     8209697
8209012     8209130     8209249     8209422     8209530     8209701
8209016     8209131     8209250     8209426     8209531     8209703
8209019     8209132     8209251     8209428     8209533     8209708
8209021     8209134     8209252     8209429     8209536     8209711
8209022     8209135     8209253     8209435     8209537     8209715
8209023     8209136     8209254     8209439     8209538     8209716
8209025     8209137     8209255     8209440     8209539     8209722
8209028     8209138     8209256     8209444     8209541     8209725
8209030     8209139     8209257     8209445     8209542     8209726
8209032     8209140     8209259     8209447     8209544     8209730
8209038     8209142     8209260     8209449     8209546     8209732

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8209733     8209988     8210315     8210589     8210739     8210826
8209736     8209990     8210316     8210591     8210740     8210828
8209738     8209993     8210318     8210592     8210741     8210829
8209742     8209998     8210320     8210593     8210743     8210830
8209743     8210002     8210325     8210594     8210744     8210831
8209744     8210010     8210329     8210595     8210745     8210832
8209746     8210011     8210330     8210596     8210746     8210833
8209747     8210013     8210333     8210598     8210747     8210834
8209748     8210021     8210334     8210599     8210749     8210835
8209752     8210022     8210337     8210602     8210751     8210836
8209755     8210023     8210339     8210604     8210752     8210837
8209756     8210035     8210340     8210606     8210753     8210838
8209762     8210051     8210343     8210609     8210754     8210839
8209764     8210052     8210344     8210610     8210755     8210842
8209769     8210060     8210351     8210611     8210756     8210843
8209771     8210065     8210352     8210612     8210757     8210844
8209774     8210073     8210353     8210615     8210759     8210846
8209778     8210082     8210354     8210617     8210760     8210847
8209784     8210085     8210358     8210619     8210762     8210848
8209789     8210112     8210359     8210622     8210764     8210851
8209794     8210118     8210360     8210631     8210766     8210852
8209797     8210121     8210361     8210633     8210767     8210854
8209801     8210135     8210362     8210636     8210768     8210855
8209804     8210147     8210363     8210637     8210769     8210856
8209805     8210153     8210364     8210641     8210771     8210858
8209811     8210154     8210366     8210643     8210772     8210859
8209817     8210161     8210368     8210645     8210774     8210861
8209820     8210165     8210371     8210646     8210775     8210862
8209833     8210178     8210372     8210647     8210776     8210863
8209835     8210179     8210374     8210649     8210778     8210864
8209840     8210187     8210404     8210650     8210779     8210865
8209848     8210193     8210406     8210651     8210780     8210867
8209852     8210198     8210412     8210653     8210782     8210868
8209860     8210205     8210416     8210654     8210783     8210869
8209863     8210206     8210420     8210655     8210786     8210871
8209864     8210212     8210423     8210656     8210787     8210874
8209869     8210215     8210435     8210660     8210788     8210875
8209872     8210218     8210458     8210662     8210789     8210876
8209873     8210221     8210466     8210664     8210790     8210877
8209874     8210233     8210467     8210666     8210792     8210878
8209875     8210237     8210469     8210667     8210793     8210879
8209887     8210245     8210475     8210668     8210794     8210882
8209892     8210253     8210477     8210672     8210795     8210883
8209895     8210259     8210480     8210673     8210796     8210884
8209901     8210262     8210489     8210682     8210797     8210887
8209903     8210263     8210490     8210683     8210798     8210889
8209905     8210265     8210492     8210685     8210799     8210890
8209906     8210267     8210496     8210691     8210800     8210891
8209907     8210269     8210497     8210693     8210801     8210892
8209908     8210270     8210499     8210697     8210803     8210894
8209909     8210271     8210501     8210698     8210804     8210895
8209914     8210274     8210502     8210704     8210805     8210896
8209915     8210275     8210505     8210707     8210807     8210898
8209918     8210276     8210509     8210708     8210808     8210899
8209919     8210277     8210516     8210712     8210809     8210900
8209921     8210278     8210519     8210714     8210810     8210901
8209924     8210279     8210520     8210718     8210811     8210902
8209926     8210280     8210525     8210720     8210812     8210904
8209931     8210283     8210527     8210721     8210813     8210905
8209940     8210285     8210528     8210722     8210814     8210906
8209942     8210287     8210545     8210723     8210815     8210907
8209953     8210290     8210548     8210724     8210816     8210908
8209958     8210291     8210549     8210725     8210817     8210909
8209959     8210292     8210557     8210727     8210818     8210910
8209963     8210294     8210558     8210729     8210819     8210911
8209968     8210302     8210564     8210730     8210820     8210912
8209974     8210306     8210577     8210732     8210821     8210913
8209976     8210312     8210580     8210735     8210822     8210916
8209978     8210313     8210581     8210737     8210823     8210918
8209987     8210314     8210587     8210738     8210825     8210919

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8210922     8211024     8211105     8211190     8211307     8211709
8210923     8211025     8211107     8211191     8211308     8211731
8210924     8211026     8211109     8211192     8211310     8211743
8210927     8211028     8211111     8211193     8211311     8211748
8210928     8211029     8211113     8211194     8211312     8211754
8210929     8211030     8211114     8211195     8211314     8211761
8210930     8211032     8211115     8211196     8211315     8211774
8210932     8211033     8211116     8211197     8211319     8211784
8210935     8211034     8211117     8211198     8211320     8211791
8210936     8211035     8211118     8211199     8211323     8211796
8210937     8211036     8211121     8211203     8211324     8211800
8210939     8211037     8211122     8211205     8211327     8211804
8210940     8211038     8211123     8211208     8211330     8211805
8210942     8211039     8211124     8211209     8211331     8211811
8210945     8211040     8211126     8211210     8211333     8211813
8210947     8211041     8211128     8211214     8211337     8211814
8210948     8211042     8211130     8211217     8211340     8211817
8210949     8211043     8211131     8211218     8211345     8211827
8210951     8211044     8211133     8211221     8211348     8211840
8210952     8211045     8211134     8211223     8211351     8211844
8210953     8211046     8211136     8211224     8211357     8211848
8210954     8211047     8211137     8211231     8211366     8211853
8210956     8211048     8211138     8211232     8211381     8211855
8210957     8211049     8211139     8211233     8211383     8211860
8210958     8211051     8211140     8211234     8211386     8211863
8210959     8211052     8211141     8211235     8211391     8211868
8210960     8211053     8211142     8211236     8211399     8211873
8210961     8211054     8211143     8211239     8211400     8211876
8210962     8211055     8211144     8211240     8211401     8211888
8210965     8211056     8211145     8211244     8211402     8211901
8210967     8211057     8211146     8211245     8211403     8211913
8210968     8211058     8211147     8211246     8211404     8211936
8210969     8211059     8211148     8211248     8211405     8211954
8210970     8211061     8211149     8211249     8211406     8211975
8210971     8211062     8211150     8211250     8211407     8211979
8210972     8211063     8211151     8211254     8211408     8211997
8210973     8211064     8211152     8211256     8211409     8212010
8210974     8211065     8211153     8211257     8211410     8212016
8210975     8211066     8211154     8211259     8211411     8212048
8210976     8211068     8211155     8211260     8211412     8212057
8210977     8211069     8211156     8211261     8211413     8212062
8210978     8211070     8211157     8211262     8211418     8212066
8210980     8211072     8211158     8211263     8211419     8212069
8210981     8211073     8211159     8211266     8211426     8212074
8210982     8211075     8211161     8211267     8211428     8212077
8210983     8211077     8211162     8211269     8211433     8212087
8210984     8211078     8211163     8211270     8211434     8212104
8210987     8211079     8211164     8211272     8211441     8212105
8210988     8211080     8211165     8211274     8211451     8212107
8210989     8211082     8211166     8211275     8211466     8212112
8210990     8211083     8211167     8211276     8211469     8212113
8210991     8211084     8211168     8211278     8211477     8212116
8210992     8211085     8211169     8211279     8211479     8212119
8210994     8211086     8211170     8211282     8211551     8212122
8210995     8211087     8211171     8211283     8211576     8212126
8210996     8211088     8211172     8211284     8211606     8212130
8210997     8211089     8211173     8211285     8211620     8212134
8210999     8211090     8211175     8211286     8211625     8212137
8211001     8211091     8211176     8211287     8211629     8212138
8211003     8211093     8211177     8211288     8211632     8212140
8211004     8211094     8211178     8211289     8211637     8212142
8211007     8211095     8211180     8211290     8211639     8212143
8211012     8211096     8211182     8211291     8211646     8212145
8211015     8211097     8211183     8211292     8211650     8212148
8211016     8211098     8211184     8211295     8211656     8212149
8211017     8211099     8211185     8211298     8211664     8212151
8211018     8211100     8211186     8211299     8211665     8212152
8211020     8211102     8211187     8211301     8211669     8212153
8211022     8211103     8211188     8211304     8211692     8212154
8211023     8211104     8211189     8211305     8211701     8212156

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8212158     8212426     8212685     8212991     8213141     8213289
8212159     8212428     8212691     8212993     8213142     8213293
8212160     8212431     8212695     8212996     8213144     8213294
8212161     8212433     8212696     8213000     8213147     8213296
8212164     8212435     8212697     8213002     8213150     8213301
8212166     8212440     8212698     8213005     8213152     8213302
8212167     8212442     8212699     8213006     8213153     8213311
8212170     8212445     8212704     8213008     8213155     8213319
8212171     8212447     8212705     8213009     8213159     8213321
8212172     8212460     8212709     8213010     8213162     8213330
8212174     8212466     8212723     8213014     8213165     8213331
8212178     8212472     8212725     8213016     8213171     8213339
8212180     8212483     8212734     8213017     8213173     8213340
8212183     8212501     8212743     8213018     8213177     8213343
8212186     8212503     8212748     8213021     8213179     8213344
8212187     8212506     8212752     8213025     8213180     8213345
8212191     8212513     8212754     8213026     8213181     8213352
8212196     8212514     8212777     8213027     8213182     8213354
8212197     8212520     8212779     8213030     8213185     8213356
8212200     8212521     8212781     8213031     8213188     8213358
8212201     8212524     8212784     8213034     8213189     8213364
8212202     8212526     8212791     8213037     8213191     8213368
8212206     8212530     8212795     8213039     8213193     8213372
8212207     8212531     8212803     8213041     8213197     8213373
8212211     8212535     8212804     8213042     8213198     8213376
8212214     8212536     8212813     8213047     8213199     8213378
8212215     8212539     8212816     8213049     8213200     8213379
8212217     8212540     8212817     8213054     8213201     8213382
8212218     8212544     8212818     8213055     8213204     8213388
8212220     8212546     8212829     8213056     8213206     8213391
8212224     8212547     8212830     8213057     8213207     8213395
8212225     8212550     8212839     8213058     8213210     8213398
8212232     8212551     8212845     8213064     8213211     8213399
8212233     8212553     8212849     8213065     8213212     8213400
8212238     8212559     8212854     8213068     8213213     8213402
8212240     8212563     8212857     8213069     8213214     8213403
8212243     8212564     8212863     8213073     8213217     8213405
8212247     8212568     8212869     8213074     8213219     8213411
8212250     8212569     8212870     8213075     8213221     8213413
8212256     8212573     8212874     8213078     8213222     8213415
8212258     8212578     8212877     8213081     8213224     8213416
8212271     8212584     8212879     8213084     8213225     8213417
8212283     8212587     8212881     8213086     8213234     8213418
8212287     8212591     8212884     8213088     8213236     8213419
8212302     8212597     8212889     8213091     8213237     8213420
8212312     8212598     8212893     8213093     8213242     8213421
8212318     8212599     8212895     8213097     8213243     8213423
8212322     8212603     8212896     8213100     8213245     8213424
8212329     8212606     8212897     8213101     8213246     8213425
8212331     8212607     8212899     8213105     8213247     8213426
8212332     8212609     8212900     8213107     8213249     8213427
8212334     8212611     8212902     8213108     8213250     8213429
8212335     8212614     8212906     8213109     8213251     8213431
8212365     8212616     8212907     8213111     8213253     8213433
8212370     8212619     8212910     8213112     8213255     8213434
8212371     8212621     8212916     8213116     8213256     8213435
8212382     8212625     8212919     8213117     8213257     8213436
8212386     8212631     8212921     8213118     8213260     8213437
8212389     8212634     8212923     8213120     8213263     8213438
8212397     8212637     8212928     8213123     8213267     8213440
8212399     8212642     8212932     8213124     8213268     8213442
8212402     8212645     8212935     8213128     8213272     8213443
8212404     8212648     8212941     8213129     8213274     8213445
8212406     8212652     8212944     8213130     8213277     8213446
8212411     8212661     8212947     8213133     8213280     8213448
8212413     8212667     8212952     8213134     8213281     8213449
8212417     8212674     8212978     8213135     8213283     8213450
8212418     8212676     8212980     8213137     8213284     8213453
8212419     8212681     8212986     8213138     8213285     8213457
8212421     8212682     8212987     8213139     8213287     8213458

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8213459     8213645     8213844     8214129     8214331     8214589
8213463     8213649     8213846     8214131     8214332     8214594
8213465     8213653     8213850     8214135     8214334     8214595
8213466     8213656     8213855     8214136     8214335     8214598
8213468     8213658     8213858     8214140     8214336     8214600
8213470     8213659     8213864     8214143     8214341     8214603
8213471     8213661     8213873     8214144     8214342     8214604
8213476     8213665     8213875     8214146     8214343     8214605
8213477     8213669     8213890     8214150     8214345     8214607
8213479     8213672     8213938     8214152     8214346     8214609
8213480     8213675     8213942     8214153     8214348     8214610
8213484     8213678     8213948     8214157     8214349     8214614
8213485     8213683     8213950     8214159     8214350     8214615
8213487     8213684     8213963     8214162     8214354     8214616
8213489     8213686     8213967     8214165     8214356     8214621
8213492     8213687     8213969     8214167     8214358     8214623
8213494     8213688     8213971     8214168     8214359     8214624
8213501     8213689     8213973     8214170     8214360     8214625
8213504     8213691     8213975     8214171     8214361     8214628
8213505     8213693     8213981     8214172     8214366     8214629
8213506     8213694     8213984     8214174     8214369     8214631
8213510     8213697     8213986     8214175     8214373     8214632
8213512     8213698     8213988     8214176     8214374     8214635
8213516     8213699     8213992     8214178     8214375     8214638
8213517     8213700     8213994     8214180     8214378     8214642
8213520     8213701     8213997     8214181     8214379     8214645
8213523     8213702     8214001     8214185     8214381     8214646
8213524     8213703     8214006     8214186     8214383     8214650
8213525     8213704     8214007     8214189     8214386     8214653
8213527     8213708     8214008     8214191     8214399     8214658
8213535     8213713     8214011     8214192     8214404     8214659
8213538     8213714     8214014     8214193     8214406     8214660
8213547     8213715     8214018     8214197     8214407     8214662
8213548     8213716     8214021     8214198     8214409     8214666
8213553     8213717     8214024     8214199     8214410     8214667
8213558     8213720     8214025     8214203     8214415     8214669
8213560     8213722     8214028     8214204     8214417     8214673
8213562     8213730     8214029     8214205     8214419     8214679
8213566     8213731     8214035     8214208     8214421     8214681
8213567     8213732     8214037     8214209     8214426     8214684
8213568     8213734     8214041     8214211     8214428     8214687
8213570     8213737     8214042     8214235     8214430     8214690
8213575     8213738     8214044     8214240     8214439     8214699
8213577     8213739     8214051     8214241     8214440     8214700
8213579     8213743     8214055     8214243     8214442     8214720
8213580     8213745     8214057     8214259     8214447     8214723
8213581     8213747     8214068     8214264     8214454     8214728
8213583     8213748     8214072     8214273     8214458     8214732
8213584     8213749     8214080     8214274     8214461     8214735
8213586     8213760     8214083     8214282     8214462     8214738
8213588     8213762     8214084     8214283     8214468     8214743
8213589     8213764     8214091     8214286     8214472     8214746
8213595     8213767     8214093     8214290     8214476     8214748
8213596     8213769     8214094     8214291     8214479     8214750
8213598     8213771     8214096     8214292     8214485     8214759
8213600     8213772     8214099     8214295     8214490     8214765
8213602     8213773     8214102     8214297     8214492     8214768
8213606     8213777     8214103     8214303     8214493     8214773
8213609     8213780     8214105     8214307     8214499     8214775
8213610     8213787     8214108     8214309     8214503     8214779
8213611     8213796     8214109     8214310     8214515     8214781
8213612     8213798     8214114     8214311     8214517     8214783
8213613     8213801     8214115     8214313     8214519     8214784
8213614     8213803     8214119     8214314     8214530     8214798
8213632     8213804     8214120     8214319     8214541     8214801
8213635     8213806     8214123     8214320     8214548     8214803
8213638     8213807     8214124     8214324     8214553     8214808
8213639     8213813     8214125     8214325     8214556     8214815
8213642     8213831     8214126     8214326     8214567     8214823
8213644     8213840     8214128     8214330     8214568     8214825

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8214826     8215169     8215458     8215746     8216001     8216291
8214831     8215171     8215460     8215751     8216007     8216295
8214832     8215174     8215465     8215754     8216009     8216296
8214835     8215176     8215466     8215757     8216016     8216300
8214838     8215181     8215486     8215759     8216017     8216302
8214849     8215183     8215491     8215762     8216021     8216305
8214850     8215186     8215498     8215774     8216030     8216306
8214855     8215188     8215499     8215779     8216031     8216307
8214857     8215189     8215502     8215785     8216033     8216308
8214861     8215190     8215504     8215786     8216041     8216309
8214865     8215194     8215507     8215788     8216042     8216310
8214866     8215197     8215509     8215789     8216049     8216311
8214869     8215201     8215510     8215790     8216054     8216312
8214870     8215204     8215512     8215791     8216056     8216313
8214875     8215207     8215513     8215796     8216068     8216314
8214878     8215210     8215514     8215800     8216077     8216315
8214881     8215214     8215515     8215808     8216114     8216317
8214885     8215217     8215516     8215812     8216115     8216318
8214892     8215218     8215518     8215816     8216117     8216319
8214894     8215220     8215520     8215820     8216118     8216320
8214897     8215221     8215523     8215826     8216122     8216321
8214899     8215224     8215524     8215828     8216123     8216322
8214901     8215227     8215525     8215830     8216124     8216324
8214908     8215229     8215528     8215833     8216126     8216326
8214909     8215233     8215529     8215837     8216127     8216328
8214922     8215234     8215531     8215838     8216130     8216330
8214923     8215239     8215532     8215841     8216134     8216332
8214928     8215241     8215533     8215844     8216137     8216341
8214930     8215242     8215535     8215846     8216145     8216343
8214933     8215246     8215536     8215850     8216156     8216346
8214940     8215247     8215537     8215859     8216167     8216347
8214944     8215251     8215544     8215863     8216168     8216354
8214957     8215252     8215545     8215865     8216173     8216357
8214959     8215253     8215546     8215869     8216179     8216362
8214965     8215258     8215548     8215874     8216181     8216368
8214968     8215263     8215555     8215875     8216182     8216370
8214970     8215264     8215558     8215879     8216184     8216373
8214973     8215265     8215560     8215880     8216185     8216380
8214975     8215271     8215570     8215886     8216187     8216382
8214981     8215275     8215576     8215887     8216191     8216386
8214982     8215311     8215582     8215893     8216196     8216389
8214985     8215320     8215585     8215894     8216201     8216390
8214986     8215353     8215587     8215895     8216204     8216393
8214987     8215375     8215591     8215896     8216205     8216394
8214993     8215377     8215592     8215899     8216214     8216395
8214996     8215379     8215595     8215901     8216218     8216397
8215004     8215390     8215602     8215903     8216219     8216399
8215007     8215393     8215610     8215906     8216223     8216400
8215008     8215396     8215612     8215907     8216237     8216405
8215011     8215398     8215617     8215909     8216240     8216406
8215034     8215403     8215619     8215911     8216243     8216407
8215043     8215405     8215634     8215912     8216248     8216408
8215068     8215406     8215637     8215913     8216250     8216409
8215071     8215409     8215643     8215916     8216252     8216410
8215072     8215410     8215662     8215918     8216255     8216411
8215073     8215413     8215665     8215923     8216258     8216415
8215078     8215415     8215667     8215924     8216259     8216416
8215079     8215416     8215670     8215929     8216263     8216417
8215083     8215431     8215676     8215931     8216268     8216418
8215090     8215433     8215680     8215932     8216269     8216421
8215098     8215434     8215682     8215938     8216274     8216422
8215122     8215437     8215689     8215940     8216275     8216423
8215132     8215439     8215697     8215945     8216277     8216424
8215139     8215440     8215716     8215951     8216279     8216425
8215146     8215444     8215718     8215961     8216280     8216440
8215149     8215449     8215721     8215964     8216281     8216444
8215159     8215451     8215723     8215972     8216284     8216445
8215160     8215452     8215731     8215974     8216285     8216472
8215161     8215453     8215739     8215976     8216287     8216476
8215164     8215455     8215740     8216000     8216288     8216491

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8216493     8216683     8216893     8217353     8217616     8218142
8216494     8216684     8216894     8217354     8217618     8218153
8216497     8216687     8216907     8217355     8217622     8218165
8216498     8216693     8216916     8217358     8217626     8218204
8216499     8216695     8216922     8217361     8217628     8218209
8216504     8216697     8216927     8217362     8217629     8218210
8216505     8216698     8216928     8217363     8217630     8218215
8216506     8216701     8216931     8217370     8217634     8218220
8216508     8216702     8216951     8217372     8217636     8218258
8216510     8216704     8216954     8217375     8217638     8218269
8216511     8216706     8216958     8217377     8217642     8218278
8216513     8216708     8216979     8217381     8217643     8218284
8216515     8216709     8217016     8217382     8217644     8218291
8216516     8216710     8217022     8217390     8217651     8218299
8216517     8216711     8217031     8217391     8217654     8218301
8216518     8216714     8217034     8217395     8217659     8218306
8216519     8216715     8217040     8217399     8217661     8218310
8216522     8216716     8217044     8217401     8217662     8218317
8216523     8216719     8217049     8217402     8217663     8218323
8216524     8216720     8217054     8217406     8217665     8218331
8216525     8216721     8217072     8217415     8217666     8218384
8216527     8216725     8217127     8217417     8217667     8218395
8216529     8216726     8217128     8217425     8217670     8218408
8216530     8216729     8217130     8217432     8217675     8218444
8216534     8216734     8217139     8217438     8217698     8218447
8216535     8216735     8217140     8217444     8217700     8218459
8216536     8216737     8217142     8217450     8217703     8218461
8216537     8216739     8217149     8217452     8217707     8218467
8216538     8216743     8217167     8217463     8217713     8218472
8216539     8216747     8217168     8217466     8217735     8218475
8216540     8216748     8217175     8217469     8217742     8218485
8216541     8216753     8217177     8217471     8217752     8218489
8216542     8216760     8217180     8217473     8217768     8218496
8216543     8216764     8217192     8217486     8217781     8218504
8216544     8216765     8217194     8217490     8217790     8218507
8216546     8216767     8217198     8217495     8217801     8218517
8216547     8216768     8217201     8217496     8217804     8218523
8216551     8216773     8217209     8217499     8217808     8218533
8216560     8216774     8217213     8217502     8217813     8218549
8216561     8216776     8217217     8217504     8217816     8218598
8216565     8216779     8217218     8217505     8217817     8218603
8216569     8216780     8217220     8217506     8217818     8218641
8216570     8216788     8217223     8217507     8217819     8218665
8216576     8216790     8217226     8217509     8217820     8218682
8216580     8216793     8217233     8217513     8217821     8218750
8216584     8216796     8217237     8217514     8217837     8218768
8216587     8216797     8217242     8217516     8217840     8218775
8216588     8216800     8217243     8217520     8217860     8218781
8216589     8216801     8217244     8217525     8217893     8218783
8216591     8216802     8217248     8217529     8217901     8218787
8216592     8216807     8217250     8217531     8217913     8218788
8216596     8216812     8217251     8217542     8217921     8218793
8216598     8216815     8217255     8217543     8217931     8218797
8216600     8216817     8217269     8217550     8217935     8218799
8216602     8216818     8217272     8217554     8217938     8218804
8216610     8216819     8217273     8217573     8217946     8218805
8216614     8216828     8217277     8217574     8217954     8218812
8216615     8216831     8217278     8217578     8217996     8218815
8216618     8216833     8217293     8217581     8217999     8218821
8216622     8216834     8217301     8217583     8218002     8218838
8216631     8216838     8217307     8217584     8218007     8218851
8216634     8216839     8217308     8217590     8218009     8218868
8216635     8216846     8217310     8217591     8218023     8218880
8216640     8216847     8217322     8217595     8218030     8218884
8216646     8216852     8217326     8217599     8218045     8218892
8216656     8216861     8217330     8217600     8218082     8218894
8216658     8216869     8217336     8217606     8218092     8218902
8216674     8216871     8217339     8217607     8218103     8218910
8216675     8216879     8217347     8217610     8218113     8218914
8216679     8216883     8217351     8217615     8218127     8218915

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8218949     8219646     8220348     8220670     8220927     8221355
8218955     8219660     8220352     8220671     8220999     8221376
8218977     8219695     8220354     8220676     8221012     8221386
8218981     8219696     8220355     8220678     8221035     8221392
8218983     8219706     8220356     8220680     8221042     8221394
8218986     8219712     8220359     8220682     8221044     8221398
8218994     8219724     8220361     8220683     8221045     8221405
8219002     8219742     8220363     8220684     8221047     8221407
8219004     8219749     8220365     8220689     8221049     8221416
8219005     8219777     8220368     8220691     8221051     8221427
8219009     8219798     8220371     8220693     8221055     8221439
8219017     8219820     8220374     8220696     8221063     8221497
8219020     8219821     8220378     8220698     8221067     8221505
8219024     8219822     8220379     8220701     8221068     8221507
8219025     8219827     8220394     8220702     8221071     8221513
8219032     8219830     8220396     8220707     8221073     8221532
8219046     8219842     8220397     8220712     8221079     8221545
8219053     8219854     8220403     8220716     8221080     8221551
8219064     8219878     8220406     8220719     8221083     8221567
8219073     8219919     8220414     8220734     8221084     8221589
8219079     8219928     8220426     8220735     8221088     8221602
8219086     8219941     8220437     8220739     8221091     8221615
8219097     8219960     8220443     8220740     8221100     8221616
8219107     8219965     8220445     8220743     8221101     8221618
8219110     8219979     8220456     8220744     8221113     8221619
8219130     8219984     8220465     8220746     8221123     8221622
8219149     8220000     8220470     8220748     8221144     8221629
8219154     8220020     8220475     8220751     8221145     8221639
8219157     8220047     8220477     8220755     8221151     8221646
8219161     8220059     8220482     8220758     8221153     8221683
8219169     8220064     8220483     8220760     8221155     8221698
8219175     8220087     8220485     8220772     8221156     8221706
8219182     8220089     8220488     8220785     8221159     8221717
8219184     8220090     8220503     8220799     8221162     8221728
8219192     8220095     8220531     8220809     8221168     8221743
8219216     8220098     8220535     8220822     8221171     8221751
8219218     8220100     8220537     8220823     8221174     8221757
8219225     8220105     8220544     8220825     8221178     8221774
8219253     8220109     8220546     8220832     8221181     8221782
8219257     8220112     8220549     8220847     8221184     8221824
8219265     8220125     8220553     8220850     8221187     8221832
8219290     8220141     8220562     8220852     8221193     8221842
8219326     8220150     8220566     8220854     8221194     8221845
8219338     8220200     8220567     8220858     8221198     8221851
8219341     8220204     8220572     8220863     8221201     8221854
8219402     8220206     8220576     8220864     8221202     8221857
8219407     8220213     8220578     8220867     8221211     8221860
8219446     8220221     8220580     8220869     8221223     8221870
8219453     8220222     8220582     8220870     8221235     8221872
8219457     8220237     8220583     8220875     8221238     8221874
8219489     8220241     8220589     8220878     8221242     8221878
8219490     8220247     8220593     8220879     8221243     8221882
8219505     8220252     8220595     8220880     8221255     8221896
8219509     8220253     8220597     8220882     8221303     8221897
8219510     8220262     8220603     8220884     8221304     8221899
8219563     8220264     8220606     8220885     8221312     8221903
8219565     8220268     8220609     8220889     8221313     8221904
8219568     8220285     8220611     8220892     8221317     8221910
8219576     8220288     8220615     8220895     8221327     8221914
8219581     8220294     8220616     8220897     8221329     8221915
8219582     8220303     8220623     8220899     8221330     8221919
8219584     8220313     8220626     8220901     8221331     8221922
8219589     8220324     8220630     8220903     8221332     8221923
8219595     8220326     8220631     8220906     8221335     8221930
8219597     8220331     8220635     8220911     8221343     8221936
8219598     8220335     8220640     8220913     8221344     8221945
8219603     8220336     8220644     8220914     8221346     8221966
8219613     8220338     8220647     8220920     8221349     8221967
8219616     8220340     8220657     8220923     8221350     8221973
8219634     8220345     8220668     8220925     8221354     8221978

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8221983     8222295     8222732     8223005     8223196     8223429
8221986     8222296     8222743     8223011     8223197     8223432
8221993     8222300     8222746     8223013     8223200     8223433
8221999     8222302     8222749     8223017     8223201     8223435
8222009     8222315     8222755     8223022     8223207     8223437
8222018     8222319     8222757     8223023     8223208     8223439
8222026     8222325     8222764     8223032     8223212     8223447
8222030     8222364     8222765     8223034     8223213     8223451
8222034     8222371     8222768     8223035     8223214     8223454
8222037     8222387     8222769     8223036     8223222     8223455
8222044     8222392     8222770     8223037     8223225     8223456
8222046     8222399     8222771     8223039     8223233     8223457
8222051     8222420     8222773     8223040     8223234     8223458
8222052     8222424     8222781     8223041     8223237     8223459
8222054     8222429     8222784     8223043     8223240     8223460
8222060     8222430     8222787     8223044     8223242     8223461
8222065     8222435     8222788     8223045     8223251     8223463
8222071     8222441     8222792     8223047     8223252     8223464
8222078     8222445     8222796     8223048     8223259     8223465
8222090     8222455     8222824     8223049     8223266     8223466
8222094     8222467     8222835     8223051     8223269     8223467
8222111     8222492     8222836     8223054     8223286     8223468
8222112     8222499     8222837     8223055     8223287     8223469
8222114     8222510     8222839     8223056     8223292     8223470
8222122     8222516     8222840     8223057     8223294     8223471
8222142     8222522     8222841     8223059     8223299     8223472
8222143     8222524     8222842     8223061     8223301     8223473
8222150     8222526     8222843     8223062     8223305     8223474
8222151     8222527     8222844     8223064     8223310     8223475
8222153     8222529     8222845     8223065     8223313     8223476
8222154     8222532     8222846     8223067     8223314     8223477
8222155     8222548     8222848     8223070     8223318     8223478
8222158     8222560     8222855     8223073     8223319     8223479
8222161     8222567     8222856     8223074     8223320     8223481
8222163     8222572     8222864     8223075     8223322     8223482
8222167     8222576     8222873     8223079     8223324     8223483
8222169     8222590     8222881     8223082     8223328     8223484
8222174     8222593     8222885     8223083     8223330     8223485
8222175     8222594     8222886     8223092     8223332     8223486
8222177     8222605     8222887     8223094     8223335     8223487
8222184     8222617     8222888     8223095     8223337     8223488
8222187     8222619     8222889     8223098     8223339     8223489
8222193     8222621     8222891     8223108     8223348     8223490
8222194     8222623     8222894     8223113     8223352     8223491
8222197     8222627     8222898     8223120     8223361     8223492
8222198     8222628     8222900     8223122     8223364     8223493
8222208     8222630     8222901     8223127     8223373     8223494
8222210     8222634     8222913     8223128     8223374     8223496
8222214     8222635     8222916     8223136     8223378     8223497
8222218     8222636     8222923     8223138     8223380     8223499
8222223     8222637     8222932     8223140     8223388     8223500
8222224     8222638     8222934     8223144     8223393     8223501
8222228     8222648     8222938     8223153     8223395     8223502
8222230     8222650     8222945     8223157     8223400     8223504
8222235     8222652     8222947     8223162     8223401     8223505
8222236     8222653     8222949     8223170     8223402     8223507
8222238     8222655     8222951     8223171     8223403     8223508
8222240     8222658     8222952     8223172     8223404     8223510
8222241     8222660     8222968     8223173     8223408     8223512
8222243     8222680     8222970     8223175     8223410     8223513
8222247     8222683     8222972     8223176     8223412     8223515
8222258     8222686     8222974     8223179     8223413     8223519
8222266     8222687     8222976     8223181     8223415     8223521
8222274     8222692     8222979     8223182     8223416     8223522
8222283     8222698     8222981     8223184     8223420     8223529
8222285     8222700     8222985     8223185     8223421     8223532
8222289     8222702     8222991     8223186     8223423     8223533
8222290     8222711     8222996     8223187     8223424     8223536
8222292     8222722     8222998     8223190     8223425     8223537
8222293     8222725     8223004     8223193     8223427     8223539

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8223544     8223713     8224074     8224468     8225004     8225743
8223545     8223714     8224082     8224471     8225007     8225747
8223546     8223715     8224088     8224473     8225009     8225749
8223549     8223720     8224110     8224476     8225010     8225755
8223550     8223724     8224119     8224477     8225012     8225757
8223555     8223731     8224136     8224480     8225019     8225760
8223556     8223736     8224150     8224488     8225021     8225763
8223559     8223738     8224165     8224492     8225024     8225767
8223561     8223753     8224177     8224513     8225025     8225775
8223562     8223754     8224188     8224514     8225029     8225801
8223564     8223758     8224212     8224515     8225037     8225810
8223565     8223762     8224222     8224519     8225039     8225815
8223568     8223769     8224224     8224520     8225045     8225818
8223571     8223772     8224234     8224539     8225046     8225822
8223573     8223777     8224244     8224541     8225049     8225849
8223574     8223794     8224257     8224561     8225053     8225854
8223576     8223797     8224271     8224578     8225056     8225857
8223577     8223802     8224274     8224583     8225059     8225859
8223579     8223805     8224276     8224603     8225093     8225862
8223583     8223827     8224280     8224604     8225154     8225865
8223584     8223828     8224283     8224612     8225167     8225867
8223585     8223850     8224286     8224616     8225170     8225877
8223590     8223862     8224288     8224617     8225191     8225887
8223594     8223871     8224290     8224625     8225198     8225901
8223599     8223879     8224291     8224626     8225201     8225917
8223609     8223887     8224293     8224645     8225202     8225919
8223610     8223894     8224298     8224654     8225203     8225921
8223611     8223897     8224300     8224666     8225204     8225924
8223613     8223900     8224303     8224690     8225247     8225925
8223619     8223903     8224307     8224692     8225272     8225930
8223622     8223906     8224309     8224695     8225278     8225932
8223623     8223911     8224311     8224704     8225281     8225935
8223626     8223913     8224314     8224709     8225290     8225940
8223627     8223924     8224315     8224727     8225305     8225954
8223628     8223930     8224317     8224729     8225310     8225958
8223629     8223935     8224321     8224732     8225314     8225971
8223630     8223937     8224324     8224736     8225321     8225973
8223635     8223938     8224325     8224744     8225326     8225977
8223637     8223940     8224327     8224747     8225367     8225978
8223639     8223942     8224329     8224790     8225384     8225979
8223641     8223944     8224331     8224828     8225438     8225981
8223643     8223951     8224336     8224852     8225456     8225982
8223646     8223955     8224339     8224861     8225472     8225983
8223647     8223960     8224341     8224864     8225474     8225988
8223648     8223965     8224345     8224872     8225477     8225989
8223654     8223967     8224348     8224881     8225480     8225992
8223656     8223972     8224350     8224882     8225483     8225994
8223661     8223974     8224351     8224884     8225491     8226004
8223664     8223977     8224353     8224887     8225495     8226013
8223665     8223987     8224357     8224891     8225513     8226016
8223667     8223988     8224359     8224894     8225524     8226025
8223668     8224001     8224360     8224901     8225530     8226028
8223671     8224010     8224361     8224902     8225542     8226030
8223674     8224015     8224365     8224915     8225554     8226037
8223676     8224023     8224366     8224923     8225559     8226042
8223678     8224024     8224375     8224931     8225569     8226043
8223682     8224026     8224376     8224932     8225574     8226053
8223683     8224028     8224379     8224934     8225580     8226056
8223685     8224029     8224382     8224937     8225603     8226065
8223686     8224034     8224387     8224944     8225605     8226068
8223687     8224036     8224389     8224948     8225624     8226072
8223688     8224038     8224394     8224951     8225626     8226088
8223690     8224040     8224400     8224954     8225634     8226093
8223695     8224042     8224403     8224972     8225690     8226096
8223700     8224047     8224427     8224986     8225697     8226102
8223701     8224052     8224453     8224991     8225704     8226108
8223702     8224054     8224460     8224995     8225730     8226138
8223707     8224059     8224463     8224997     8225736     8226155
8223709     8224061     8224464     8225000     8225737     8226178
8223710     8224062     8224465     8225003     8225742     8226231

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8226248     8226826     8227308     8227722     8228043     8228399
8226335     8226833     8227313     8227727     8228046     8228404
8226350     8226844     8227327     8227729     8228057     8228406
8226353     8226849     8227338     8227743     8228061     8228408
8226358     8226862     8227339     8227744     8228065     8228411
8226385     8226869     8227346     8227750     8228066     8228415
8226398     8226880     8227350     8227755     8228072     8228433
8226407     8226887     8227355     8227765     8228073     8228457
8226447     8226896     8227359     8227768     8228075     8228458
8226464     8226897     8227362     8227771     8228076     8228460
8226477     8226913     8227365     8227774     8228078     8228464
8226492     8226927     8227372     8227778     8228083     8228474
8226498     8226935     8227374     8227781     8228089     8228477
8226515     8226936     8227386     8227784     8228091     8228480
8226531     8226958     8227392     8227785     8228093     8228482
8226542     8226962     8227396     8227787     8228095     8228499
8226545     8226967     8227402     8227794     8228098     8228524
8226550     8226969     8227403     8227802     8228103     8228537
8226565     8226980     8227407     8227803     8228104     8228545
8226568     8226982     8227408     8227804     8228109     8228549
8226576     8226983     8227416     8227810     8228113     8228557
8226579     8226987     8227417     8227811     8228135     8228559
8226580     8226990     8227418     8227827     8228139     8228569
8226583     8227013     8227421     8227831     8228144     8228581
8226586     8227016     8227426     8227834     8228145     8228585
8226591     8227020     8227437     8227840     8228147     8228590
8226592     8227040     8227438     8227844     8228174     8228591
8226596     8227073     8227447     8227845     8228177     8228599
8226664     8227076     8227449     8227847     8228181     8228601
8226684     8227080     8227482     8227853     8228191     8228605
8226687     8227087     8227499     8227860     8228198     8228611
8226691     8227090     8227502     8227863     8228200     8228613
8226692     8227093     8227510     8227865     8228207     8228614
8226699     8227101     8227543     8227873     8228212     8228615
8226700     8227113     8227545     8227878     8228218     8228625
8226701     8227119     8227557     8227881     8228222     8228629
8226703     8227124     8227558     8227882     8228224     8228633
8226706     8227132     8227561     8227883     8228226     8228635
8226711     8227142     8227562     8227894     8228227     8228639
8226712     8227144     8227565     8227897     8228229     8228640
8226714     8227151     8227576     8227900     8228232     8228642
8226716     8227160     8227578     8227901     8228235     8228646
8226719     8227162     8227582     8227912     8228239     8228659
8226724     8227165     8227586     8227913     8228243     8228663
8226726     8227170     8227590     8227924     8228244     8228671
8226727     8227189     8227594     8227925     8228250     8228678
8226728     8227191     8227598     8227932     8228252     8228724
8226735     8227210     8227600     8227933     8228259     8228727
8226737     8227217     8227622     8227934     8228260     8228737
8226738     8227221     8227624     8227935     8228262     8228739
8226742     8227223     8227630     8227941     8228270     8228746
8226743     8227226     8227638     8227948     8228275     8228763
8226745     8227229     8227640     8227952     8228276     8228771
8226747     8227230     8227643     8227954     8228285     8228775
8226760     8227236     8227645     8227958     8228288     8228789
8226764     8227254     8227652     8227962     8228289     8228806
8226769     8227255     8227658     8227964     8228293     8228810
8226781     8227256     8227660     8227971     8228312     8228812
8226788     8227259     8227681     8227977     8228318     8228827
8226794     8227265     8227683     8227979     8228320     8228829
8226795     8227266     8227687     8227982     8228322     8228844
8226799     8227272     8227691     8227990     8228326     8228848
8226801     8227276     8227696     8227991     8228335     8228861
8226805     8227282     8227698     8227998     8228336     8228864
8226806     8227286     8227705     8228000     8228361     8228866
8226807     8227292     8227709     8228002     8228366     8228868
8226809     8227293     8227710     8228020     8228368     8228875
8226810     8227295     8227711     8228022     8228382     8228876
8226812     8227298     8227719     8228026     8228387     8228878
8226822     8227301     8227720     8228039     8228394     8228881

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8228891     8229128     8229484     8229799     8230163     8230669
8228894     8229130     8229488     8229808     8230165     8230671
8228897     8229131     8229490     8229810     8230168     8230672
8228899     8229132     8229499     8229814     8230170     8230674
8228900     8229133     8229506     8229821     8230173     8230675
8228901     8229135     8229520     8229822     8230185     8230676
8228908     8229142     8229521     8229826     8230187     8230678
8228912     8229143     8229522     8229827     8230196     8230679
8228913     8229149     8229523     8229833     8230199     8230682
8228916     8229155     8229527     8229844     8230200     8230689
8228930     8229159     8229530     8229852     8230201     8230690
8228933     8229160     8229539     8229853     8230204     8230707
8228935     8229179     8229542     8229857     8230279     8230715
8228937     8229182     8229544     8229858     8230282     8230725
8228939     8229183     8229546     8229862     8230287     8230730
8228940     8229198     8229547     8229871     8230291     8230732
8228960     8229199     8229556     8229872     8230298     8230734
8228968     8229205     8229558     8229875     8230299     8230736
8228969     8229213     8229563     8229877     8230314     8230738
8228970     8229218     8229567     8229886     8230333     8230759
8228977     8229233     8229572     8229887     8230335     8230773
8228982     8229243     8229573     8229897     8230337     8230790
8228984     8229253     8229576     8229899     8230343     8230793
8228986     8229260     8229581     8229912     8230346     8230795
8228993     8229272     8229582     8229916     8230348     8230798
8228995     8229274     8229586     8229917     8230356     8230802
8229003     8229282     8229587     8229926     8230358     8230817
8229005     8229290     8229588     8229938     8230359     8230830
8229013     8229296     8229591     8229943     8230360     8230832
8229015     8229298     8229593     8229945     8230368     8230835
8229025     8229303     8229594     8229952     8230375     8230840
8229030     8229307     8229596     8229959     8230380     8230841
8229034     8229315     8229598     8229967     8230384     8230843
8229036     8229322     8229602     8229975     8230388     8230848
8229041     8229344     8229603     8229981     8230397     8230850
8229042     8229350     8229604     8229982     8230402     8230852
8229045     8229365     8229609     8229989     8230411     8230857
8229052     8229372     8229610     8229990     8230415     8230860
8229054     8229384     8229611     8229991     8230423     8230867
8229061     8229386     8229617     8229994     8230431     8230883
8229066     8229400     8229621     8229997     8230445     8230892
8229067     8229403     8229636     8229999     8230446     8230896
8229072     8229407     8229638     8230001     8230450     8230901
8229075     8229409     8229646     8230006     8230455     8230905
8229076     8229410     8229650     8230012     8230461     8230906
8229078     8229414     8229660     8230013     8230469     8230913
8229079     8229418     8229673     8230018     8230481     8230920
8229084     8229419     8229677     8230023     8230493     8230928
8229086     8229420     8229687     8230035     8230494     8230937
8229087     8229428     8229688     8230112     8230530     8230939
8229088     8229431     8229699     8230115     8230537     8230943
8229090     8229435     8229703     8230120     8230541     8230944
8229091     8229445     8229705     8230121     8230545     8230959
8229095     8229447     8229707     8230122     8230548     8230961
8229097     8229448     8229712     8230123     8230563     8230965
8229098     8229450     8229714     8230124     8230580     8230967
8229100     8229451     8229716     8230125     8230587     8230968
8229101     8229456     8229721     8230129     8230595     8230973
8229103     8229457     8229725     8230130     8230598     8230976
8229107     8229459     8229727     8230132     8230613     8230978
8229109     8229462     8229733     8230137     8230614     8230982
8229110     8229465     8229738     8230138     8230616     8230984
8229115     8229470     8229753     8230142     8230621     8230987
8229118     8229471     8229763     8230145     8230630     8230988
8229119     8229472     8229764     8230146     8230632     8230989
8229121     8229475     8229769     8230148     8230643     8230990
8229122     8229476     8229779     8230149     8230648     8230992
8229123     8229478     8229787     8230153     8230652     8230993
8229124     8229479     8229792     8230158     8230658     8230998
8229125     8229483     8229797     8230160     8230668     8231001

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8231014     8231341     8231513     8231760     8231959     8232204
8231016     8231345     8231515     8231766     8231960     8232216
8231023     8231348     8231518     8231769     8231962     8232229
8231028     8231350     8231519     8231772     8231964     8232232
8231036     8231352     8231520     8231773     8231968     8232233
8231037     8231355     8231521     8231779     8231969     8232238
8231039     8231359     8231522     8231785     8231970     8232239
8231047     8231360     8231523     8231792     8231972     8232248
8231051     8231361     8231530     8231793     8231976     8232249
8231054     8231363     8231531     8231796     8231977     8232252
8231058     8231368     8231532     8231798     8231980     8232259
8231066     8231369     8231534     8231802     8231982     8232267
8231068     8231370     8231536     8231806     8231983     8232270
8231070     8231371     8231544     8231808     8231985     8232271
8231073     8231372     8231547     8231811     8231987     8232272
8231077     8231373     8231550     8231824     8231991     8232277
8231079     8231375     8231556     8231839     8231992     8232280
8231080     8231376     8231562     8231840     8231993     8232284
8231088     8231377     8231567     8231843     8231994     8232290
8231090     8231379     8231568     8231844     8231996     8232296
8231092     8231382     8231573     8231848     8231997     8232297
8231093     8231383     8231583     8231849     8232005     8232300
8231095     8231388     8231594     8231855     8232006     8232301
8231096     8231389     8231596     8231856     8232007     8232310
8231104     8231390     8231597     8231861     8232010     8232318
8231111     8231404     8231618     8231862     8232025     8232321
8231113     8231409     8231627     8231865     8232031     8232335
8231117     8231410     8231629     8231868     8232035     8232337
8231119     8231411     8231632     8231869     8232036     8232339
8231122     8231412     8231636     8231873     8232038     8232342
8231128     8231413     8231652     8231875     8232043     8232347
8231131     8231414     8231659     8231876     8232057     8232361
8231139     8231415     8231661     8231877     8232061     8232362
8231144     8231421     8231662     8231881     8232067     8232364
8231150     8231422     8231665     8231882     8232073     8232368
8231161     8231427     8231667     8231887     8232078     8232369
8231178     8231431     8231669     8231889     8232079     8232370
8231184     8231433     8231671     8231892     8232083     8232371
8231193     8231438     8231673     8231893     8232091     8232378
8231208     8231442     8231674     8231895     8232092     8232381
8231212     8231445     8231677     8231898     8232094     8232385
8231221     8231447     8231679     8231900     8232097     8232388
8231225     8231448     8231680     8231905     8232100     8232390
8231226     8231450     8231682     8231907     8232103     8232392
8231235     8231455     8231683     8231911     8232105     8232400
8231244     8231456     8231686     8231913     8232108     8232403
8231246     8231458     8231688     8231914     8232116     8232406
8231247     8231461     8231690     8231915     8232120     8232418
8231255     8231467     8231691     8231916     8232126     8232421
8231256     8231468     8231693     8231918     8232128     8232423
8231261     8231471     8231694     8231920     8232129     8232435
8231269     8231474     8231695     8231922     8232134     8232443
8231271     8231477     8231698     8231924     8232136     8232449
8231277     8231479     8231700     8231925     8232137     8232457
8231278     8231480     8231702     8231927     8232140     8232460
8231279     8231482     8231703     8231929     8232141     8232477
8231281     8231484     8231705     8231934     8232149     8232482
8231283     8231485     8231706     8231935     8232150     8232492
8231293     8231487     8231707     8231936     8232152     8232494
8231297     8231489     8231708     8231939     8232155     8232521
8231304     8231490     8231710     8231940     8232167     8232528
8231306     8231491     8231711     8231944     8232171     8232535
8231308     8231497     8231715     8231947     8232174     8232544
8231314     8231499     8231718     8231948     8232177     8232545
8231316     8231502     8231721     8231953     8232182     8232550
8231325     8231504     8231724     8231954     8232184     8232553
8231326     8231507     8231728     8231955     8232187     8232555
8231330     8231510     8231730     8231956     8232188     8232558
8231332     8231511     8231737     8231957     8232196     8232559
8231337     8231512     8231741     8231958     8232202     8232563

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8232568     8232818     8233589     8234453     8235047     8235579
8232570     8232821     8233593     8234457     8235048     8235594
8232579     8232822     8233615     8234458     8235055     8235598
8232585     8232823     8233617     8234464     8235057     8235599
8232589     8232825     8233618     8234483     8235061     8235604
8232592     8232831     8233623     8234488     8235062     8235608
8232600     8232834     8233626     8234491     8235063     8235612
8232602     8232835     8233632     8234492     8235064     8235619
8232603     8232837     8233644     8234531     8235070     8235622
8232606     8232839     8233648     8234548     8235071     8235626
8232607     8232840     8233649     8234552     8235084     8235633
8232609     8232843     8233659     8234554     8235108     8235637
8232610     8232848     8233666     8234556     8235113     8235645
8232613     8232849     8233668     8234557     8235128     8235647
8232615     8232852     8233675     8234558     8235138     8235653
8232616     8232855     8233681     8234559     8235151     8235655
8232617     8232863     8233702     8234560     8235155     8235670
8232623     8232866     8233706     8234561     8235168     8235672
8232632     8232867     8233707     8234562     8235183     8235676
8232641     8232874     8233715     8234563     8235185     8235685
8232642     8232875     8233722     8234564     8235203     8235688
8232644     8232878     8233730     8234565     8235210     8235693
8232646     8232883     8233732     8234566     8235216     8235698
8232649     8232885     8233741     8234572     8235218     8235710
8232651     8232887     8233745     8234573     8235219     8235718
8232653     8232891     8233759     8234575     8235230     8235719
8232658     8232894     8233765     8234583     8235234     8235725
8232661     8232920     8233768     8234589     8235237     8235727
8232664     8232932     8233778     8234590     8235241     8235730
8232667     8232952     8233782     8234593     8235251     8235737
8232669     8232973     8233783     8234619     8235253     8235739
8232675     8232976     8233784     8234624     8235260     8235744
8232685     8232978     8233789     8234625     8235266     8235745
8232686     8233000     8233792     8234626     8235272     8235746
8232692     8233006     8233796     8234631     8235278     8235747
8232703     8233014     8233800     8234634     8235305     8235750
8232706     8233030     8233803     8234636     8235312     8235751
8232713     8233040     8233804     8234650     8235319     8235753
8232723     8233092     8233806     8234719     8235322     8235754
8232725     8233165     8233818     8234733     8235328     8235757
8232730     8233307     8233819     8234743     8235335     8235760
8232735     8233341     8233883     8234753     8235341     8235761
8232744     8233356     8233898     8234754     8235350     8235764
8232748     8233359     8233948     8234780     8235351     8235765
8232759     8233361     8233953     8234781     8235371     8235766
8232761     8233363     8233959     8234786     8235373     8235767
8232763     8233368     8233971     8234791     8235377     8235768
8232767     8233370     8233979     8234820     8235382     8235772
8232769     8233379     8234010     8234827     8235397     8235775
8232770     8233380     8234040     8234839     8235402     8235779
8232771     8233381     8234068     8234847     8235408     8235784
8232773     8233383     8234094     8234857     8235418     8235792
8232774     8233387     8234191     8234861     8235437     8235794
8232779     8233390     8234234     8234906     8235438     8235795
8232781     8233395     8234235     8234915     8235442     8235797
8232783     8233396     8234256     8234922     8235448     8235800
8232784     8233455     8234271     8234947     8235454     8235802
8232787     8233463     8234276     8234967     8235459     8235803
8232791     8233466     8234277     8234970     8235467     8235806
8232794     8233470     8234304     8234986     8235489     8235809
8232795     8233472     8234319     8234992     8235494     8235813
8232802     8233475     8234331     8235001     8235516     8235814
8232804     8233484     8234349     8235002     8235524     8235816
8232805     8233502     8234353     8235006     8235529     8235818
8232806     8233534     8234355     8235010     8235539     8235820
8232807     8233551     8234362     8235020     8235550     8235826
8232809     8233555     8234379     8235023     8235558     8235831
8232811     8233557     8234398     8235039     8235559     8235832
8232812     8233559     8234419     8235043     8235567     8235834
8232813     8233563     8234428     8235046     8235577     8235835

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8235836     8236302     8236803     8237206     8237439     8237796
8235839     8236304     8236804     8237208     8237450     8237797
8235846     8236309     8236822     8237210     8237472     8237803
8235849     8236316     8236832     8237215     8237493     8237804
8235851     8236322     8236837     8237220     8237501     8237805
8235855     8236323     8236839     8237223     8237504     8237807
8235862     8236325     8236840     8237225     8237509     8237811
8235863     8236326     8236856     8237226     8237523     8237812
8235867     8236330     8236871     8237228     8237530     8237813
8235868     8236335     8236874     8237230     8237535     8237815
8235871     8236337     8236880     8237233     8237542     8237816
8235877     8236344     8236892     8237234     8237551     8237817
8235880     8236345     8236895     8237235     8237556     8237820
8235885     8236348     8236904     8237237     8237558     8237822
8235905     8236350     8236910     8237239     8237560     8237827
8235906     8236351     8236927     8237241     8237568     8237830
8235917     8236355     8236932     8237243     8237570     8237831
8235942     8236357     8236949     8237244     8237571     8237834
8235956     8236365     8236983     8237245     8237572     8237844
8235973     8236380     8236984     8237247     8237575     8237845
8235978     8236390     8236994     8237250     8237577     8237846
8235990     8236396     8236995     8237251     8237582     8237852
8236000     8236414     8237000     8237253     8237589     8237857
8236012     8236419     8237004     8237254     8237593     8237865
8236013     8236441     8237013     8237256     8237604     8237873
8236018     8236445     8237017     8237258     8237605     8237875
8236025     8236447     8237033     8237259     8237607     8237882
8236051     8236452     8237036     8237261     8237608     8237884
8236065     8236461     8237038     8237263     8237614     8237888
8236080     8236463     8237043     8237275     8237616     8237896
8236084     8236470     8237048     8237278     8237621     8237898
8236098     8236475     8237053     8237282     8237623     8237904
8236103     8236486     8237060     8237284     8237624     8237905
8236104     8236498     8237061     8237287     8237633     8237908
8236114     8236500     8237071     8237291     8237634     8237915
8236115     8236506     8237072     8237292     8237636     8237916
8236117     8236509     8237073     8237302     8237638     8237926
8236129     8236516     8237079     8237305     8237648     8237927
8236130     8236531     8237080     8237315     8237653     8237928
8236135     8236534     8237082     8237316     8237654     8237930
8236136     8236536     8237093     8237320     8237664     8237931
8236146     8236543     8237096     8237322     8237667     8237932
8236147     8236551     8237098     8237323     8237671     8237942
8236153     8236553     8237099     8237326     8237675     8237948
8236166     8236565     8237103     8237329     8237676     8237950
8236171     8236568     8237104     8237335     8237677     8237955
8236180     8236577     8237109     8237339     8237680     8237957
8236182     8236584     8237112     8237340     8237685     8237959
8236184     8236586     8237118     8237354     8237690     8237960
8236196     8236589     8237119     8237357     8237691     8237964
8236198     8236597     8237124     8237363     8237693     8237966
8236206     8236599     8237130     8237366     8237694     8237967
8236214     8236603     8237132     8237372     8237701     8237969
8236216     8236611     8237138     8237378     8237708     8237974
8236219     8236627     8237142     8237385     8237713     8237980
8236230     8236629     8237148     8237387     8237714     8237988
8236231     8236638     8237151     8237394     8237727     8237996
8236241     8236646     8237155     8237398     8237735     8238008
8236244     8236655     8237159     8237401     8237764     8238009
8236247     8236694     8237164     8237403     8237772     8238018
8236253     8236708     8237169     8237404     8237773     8238021
8236257     8236736     8237171     8237417     8237777     8238022
8236274     8236741     8237172     8237418     8237778     8238028
8236277     8236746     8237182     8237419     8237779     8238029
8236282     8236754     8237190     8237424     8237785     8238039
8236286     8236758     8237193     8237430     8237786     8238040
8236290     8236776     8237194     8237434     8237787     8238046
8236294     8236780     8237195     8237435     8237788     8238049
8236295     8236781     8237196     8237436     8237790     8238050
8236301     8236795     8237205     8237437     8237793     8238051

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8238052     8238685     8239247     8239742     8240079     8240369
8238055     8238718     8239252     8239754     8240082     8240372
8238059     8238719     8239271     8239761     8240084     8240374
8238061     8238728     8239277     8239763     8240092     8240380
8238064     8238730     8239285     8239767     8240093     8240389
8238065     8238736     8239291     8239768     8240094     8240392
8238066     8238743     8239301     8239769     8240122     8240398
8238069     8238744     8239303     8239775     8240125     8240405
8238073     8238760     8239306     8239776     8240128     8240407
8238083     8238767     8239330     8239783     8240139     8240410
8238093     8238778     8239336     8239784     8240148     8240411
8238095     8238780     8239339     8239790     8240157     8240412
8238097     8238786     8239354     8239792     8240170     8240415
8238099     8238787     8239356     8239794     8240174     8240419
8238102     8238802     8239358     8239796     8240189     8240422
8238104     8238803     8239374     8239799     8240193     8240433
8238106     8238806     8239377     8239801     8240195     8240436
8238113     8238814     8239386     8239804     8240203     8240441
8238138     8238822     8239391     8239806     8240210     8240445
8238140     8238830     8239393     8239808     8240217     8240446
8238143     8238831     8239403     8239809     8240219     8240448
8238146     8238836     8239404     8239810     8240222     8240451
8238216     8238839     8239413     8239812     8240224     8240452
8238227     8238855     8239423     8239815     8240225     8240453
8238241     8238856     8239428     8239820     8240229     8240456
8238257     8238859     8239431     8239824     8240233     8240462
8238261     8238865     8239443     8239828     8240235     8240463
8238265     8238879     8239444     8239844     8240236     8240465
8238276     8238889     8239446     8239854     8240239     8240466
8238288     8238897     8239455     8239855     8240240     8240467
8238297     8238901     8239459     8239878     8240244     8240473
8238301     8238902     8239468     8239884     8240245     8240475
8238305     8238908     8239481     8239888     8240250     8240476
8238319     8238910     8239485     8239928     8240252     8240484
8238340     8238913     8239486     8239941     8240253     8240485
8238342     8238920     8239495     8239943     8240254     8240486
8238349     8238923     8239504     8239949     8240266     8240490
8238350     8238928     8239508     8239956     8240268     8240491
8238365     8238930     8239511     8239957     8240269     8240494
8238368     8238933     8239516     8239958     8240279     8240499
8238372     8238937     8239523     8239964     8240283     8240504
8238377     8238938     8239525     8239970     8240284     8240505
8238382     8238942     8239528     8239971     8240285     8240507
8238383     8238944     8239530     8239975     8240293     8240515
8238384     8238945     8239540     8239980     8240294     8240517
8238391     8238965     8239547     8239983     8240295     8240518
8238414     8238967     8239548     8239991     8240301     8240520
8238421     8238971     8239550     8239994     8240305     8240528
8238427     8239003     8239566     8240003     8240308     8240530
8238470     8239011     8239594     8240010     8240310     8240532
8238506     8239041     8239599     8240014     8240313     8240541
8238516     8239049     8239601     8240026     8240316     8240545
8238527     8239057     8239613     8240029     8240317     8240548
8238528     8239069     8239619     8240031     8240318     8240550
8238532     8239071     8239620     8240034     8240321     8240552
8238536     8239073     8239621     8240039     8240322     8240558
8238538     8239088     8239640     8240040     8240325     8240560
8238552     8239102     8239646     8240042     8240327     8240563
8238555     8239110     8239664     8240044     8240329     8240564
8238558     8239121     8239665     8240049     8240337     8240565
8238561     8239129     8239669     8240050     8240338     8240566
8238570     8239142     8239679     8240051     8240339     8240568
8238582     8239149     8239706     8240053     8240341     8240569
8238614     8239157     8239708     8240054     8240344     8240576
8238617     8239172     8239714     8240056     8240345     8240578
8238635     8239185     8239715     8240059     8240351     8240580
8238640     8239226     8239719     8240063     8240353     8240583
8238668     8239227     8239720     8240071     8240357     8240586
8238678     8239233     8239737     8240074     8240358     8240587
8238679     8239246     8239741     8240077     8240364     8240589

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8240592     8240833     8241197     8241570     8241815     8242067
8240593     8240836     8241207     8241572     8241818     8242069
8240604     8240846     8241214     8241573     8241821     8242071
8240608     8240847     8241215     8241576     8241828     8242075
8240609     8240852     8241227     8241581     8241830     8242076
8240611     8240856     8241243     8241583     8241833     8242077
8240613     8240877     8241258     8241584     8241837     8242078
8240618     8240883     8241261     8241585     8241839     8242079
8240621     8240889     8241276     8241586     8241840     8242081
8240633     8240893     8241277     8241592     8241842     8242082
8240635     8240896     8241286     8241594     8241843     8242089
8240645     8240902     8241289     8241596     8241844     8242091
8240646     8240903     8241292     8241600     8241847     8242093
8240647     8240910     8241293     8241609     8241851     8242094
8240648     8240916     8241295     8241611     8241860     8242096
8240650     8240918     8241297     8241613     8241866     8242097
8240651     8240920     8241301     8241614     8241867     8242100
8240653     8240921     8241304     8241617     8241869     8242102
8240655     8240923     8241308     8241619     8241871     8242103
8240656     8240924     8241320     8241621     8241878     8242106
8240657     8240925     8241327     8241624     8241880     8242107
8240658     8240926     8241329     8241628     8241887     8242109
8240659     8240927     8241335     8241629     8241888     8242111
8240660     8240929     8241338     8241630     8241889     8242113
8240663     8240935     8241341     8241632     8241893     8242115
8240664     8240936     8241347     8241637     8241898     8242121
8240666     8240937     8241360     8241639     8241904     8242128
8240667     8240940     8241367     8241645     8241905     8242131
8240668     8240964     8241373     8241648     8241909     8242135
8240669     8240968     8241375     8241652     8241913     8242136
8240670     8240973     8241379     8241658     8241919     8242140
8240671     8240974     8241381     8241659     8241920     8242142
8240673     8240979     8241384     8241660     8241924     8242146
8240674     8240981     8241390     8241661     8241927     8242148
8240676     8240983     8241391     8241665     8241929     8242150
8240677     8240986     8241397     8241669     8241932     8242153
8240679     8240987     8241404     8241671     8241938     8242154
8240683     8240991     8241414     8241675     8241940     8242159
8240688     8240995     8241419     8241676     8241958     8242161
8240696     8241004     8241438     8241678     8241959     8242164
8240704     8241006     8241448     8241680     8241961     8242167
8240709     8241015     8241451     8241684     8241962     8242168
8240727     8241017     8241473     8241685     8241963     8242173
8240736     8241019     8241480     8241688     8241966     8242174
8240738     8241024     8241490     8241693     8241974     8242176
8240755     8241026     8241498     8241699     8241975     8242180
8240758     8241032     8241500     8241705     8241981     8242185
8240759     8241033     8241503     8241720     8241996     8242191
8240761     8241036     8241505     8241724     8242002     8242196
8240762     8241038     8241506     8241729     8242007     8242200
8240763     8241043     8241508     8241734     8242010     8242216
8240765     8241044     8241509     8241735     8242013     8242233
8240771     8241046     8241511     8241741     8242019     8242235
8240774     8241050     8241512     8241748     8242023     8242239
8240776     8241052     8241515     8241763     8242030     8242274
8240778     8241062     8241518     8241768     8242034     8242291
8240781     8241066     8241520     8241769     8242036     8242296
8240782     8241079     8241522     8241783     8242037     8242331
8240784     8241081     8241525     8241785     8242038     8242336
8240790     8241102     8241526     8241789     8242042     8242345
8240791     8241104     8241532     8241792     8242045     8242350
8240792     8241123     8241536     8241795     8242048     8242374
8240795     8241132     8241537     8241799     8242049     8242391
8240797     8241136     8241538     8241800     8242051     8242394
8240799     8241137     8241541     8241803     8242056     8242399
8240801     8241140     8241545     8241804     8242058     8242411
8240810     8241156     8241552     8241806     8242059     8242414
8240823     8241157     8241555     8241810     8242060     8242418
8240826     8241172     8241564     8241811     8242061     8242428
8240827     8241183     8241569     8241814     8242063     8242432

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8242434     8242827     8243237     8243717     8244336     8244787
8242446     8242847     8243238     8243738     8244344     8244791
8242447     8242852     8243247     8243754     8244370     8244795
8242448     8242860     8243251     8243757     8244375     8244804
8242451     8242879     8243262     8243766     8244383     8244820
8242455     8242884     8243263     8243776     8244386     8244829
8242459     8242891     8243265     8243804     8244401     8244841
8242460     8242898     8243269     8243815     8244408     8244855
8242470     8242901     8243274     8243826     8244423     8244857
8242475     8242905     8243277     8243829     8244424     8244865
8242478     8242908     8243281     8243833     8244435     8244870
8242480     8242911     8243298     8243844     8244440     8244881
8242483     8242917     8243307     8243859     8244470     8244887
8242485     8242918     8243309     8243879     8244475     8244888
8242486     8242920     8243322     8243883     8244478     8244900
8242490     8242929     8243324     8243887     8244483     8244907
8242499     8242930     8243325     8243895     8244486     8244909
8242503     8242931     8243336     8243906     8244493     8244919
8242511     8242932     8243348     8243907     8244495     8244929
8242513     8242939     8243356     8243910     8244497     8244937
8242517     8242943     8243361     8243914     8244498     8244938
8242518     8242945     8243363     8243916     8244499     8244949
8242523     8242947     8243368     8243918     8244502     8244952
8242529     8242952     8243387     8243919     8244504     8244954
8242538     8242956     8243390     8243931     8244516     8244955
8242543     8242958     8243397     8243937     8244522     8244956
8242547     8242959     8243403     8243943     8244526     8244963
8242549     8242965     8243406     8243954     8244527     8244966
8242550     8242974     8243408     8243962     8244533     8244973
8242571     8242978     8243425     8243965     8244540     8244974
8242572     8242980     8243442     8243978     8244541     8244976
8242577     8242984     8243444     8243981     8244547     8244987
8242608     8242986     8243451     8243984     8244550     8244992
8242610     8242999     8243462     8243996     8244562     8244995
8242614     8243021     8243465     8244017     8244563     8244996
8242618     8243028     8243471     8244024     8244572     8244997
8242632     8243032     8243473     8244031     8244576     8245000
8242637     8243051     8243481     8244032     8244578     8245006
8242639     8243053     8243482     8244036     8244579     8245009
8242644     8243060     8243489     8244039     8244582     8245011
8242660     8243061     8243492     8244050     8244583     8245018
8242663     8243074     8243497     8244053     8244589     8245019
8242668     8243079     8243501     8244087     8244592     8245020
8242686     8243090     8243515     8244094     8244606     8245025
8242696     8243096     8243522     8244096     8244619     8245026
8242697     8243101     8243523     8244107     8244620     8245027
8242702     8243102     8243531     8244149     8244623     8245037
8242703     8243104     8243532     8244153     8244627     8245040
8242709     8243109     8243535     8244155     8244641     8245047
8242714     8243132     8243538     8244177     8244649     8245059
8242717     8243133     8243544     8244181     8244650     8245060
8242718     8243143     8243552     8244183     8244662     8245067
8242719     8243154     8243554     8244196     8244667     8245069
8242746     8243155     8243558     8244197     8244671     8245074
8242748     8243164     8243564     8244218     8244673     8245079
8242751     8243179     8243569     8244223     8244674     8245081
8242753     8243186     8243595     8244228     8244688     8245082
8242758     8243189     8243600     8244259     8244697     8245092
8242772     8243190     8243601     8244262     8244698     8245095
8242775     8243193     8243633     8244280     8244705     8245097
8242779     8243194     8243638     8244287     8244712     8245098
8242789     8243196     8243643     8244294     8244719     8245103
8242794     8243206     8243658     8244305     8244723     8245104
8242798     8243210     8243660     8244309     8244733     8245106
8242801     8243213     8243662     8244321     8244734     8245110
8242808     8243218     8243666     8244322     8244741     8245113
8242813     8243222     8243671     8244324     8244743     8245116
8242816     8243227     8243673     8244326     8244751     8245117
8242824     8243229     8243679     8244333     8244752     8245125
8242825     8243231     8243701     8244335     8244765     8245126

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8245132     8245631     8246374     8246731     8247407     8248123
8245133     8245635     8246379     8246736     8247423     8248125
8245139     8245652     8246380     8246737     8247485     8248127
8245142     8245656     8246383     8246740     8247493     8248129
8245144     8245658     8246387     8246741     8247504     8248134
8245150     8245667     8246388     8246749     8247521     8248140
8245151     8245675     8246391     8246753     8247533     8248141
8245152     8245690     8246394     8246756     8247540     8248144
8245154     8245715     8246400     8246758     8247554     8248150
8245156     8245723     8246403     8246784     8247558     8248154
8245158     8245735     8246405     8246785     8247569     8248157
8245165     8245758     8246414     8246789     8247599     8248161
8245168     8245798     8246417     8246791     8247611     8248172
8245174     8245801     8246427     8246798     8247636     8248178
8245176     8245805     8246440     8246800     8247657     8248179
8245184     8245816     8246449     8246802     8247665     8248180
8245200     8245823     8246455     8246803     8247701     8248181
8245210     8245827     8246459     8246807     8247710     8248185
8245243     8245837     8246460     8246808     8247727     8248194
8245255     8245842     8246465     8246809     8247749     8248196
8245279     8245849     8246473     8246812     8247751     8248199
8245292     8245858     8246488     8246816     8247756     8248210
8245307     8245859     8246495     8246817     8247759     8248211
8245312     8245864     8246503     8246825     8247765     8248231
8245320     8245867     8246505     8246828     8247775     8248235
8245333     8245869     8246514     8246830     8247792     8248261
8245336     8245878     8246516     8246832     8247794     8248270
8245345     8245886     8246518     8246840     8247820     8248307
8245348     8245887     8246527     8246841     8247822     8248337
8245355     8245889     8246530     8246843     8247832     8248351
8245364     8245898     8246531     8246849     8247866     8248359
8245376     8245899     8246535     8246850     8247869     8248364
8245379     8245919     8246540     8246859     8247885     8248371
8245401     8245926     8246549     8246861     8247886     8248373
8245402     8245937     8246557     8246864     8247890     8248375
8245403     8245940     8246568     8246866     8247907     8248401
8245412     8245957     8246569     8246872     8247915     8248407
8245414     8245967     8246577     8246886     8247916     8248412
8245421     8245968     8246581     8246894     8247936     8248414
8245425     8245969     8246582     8246918     8247937     8248417
8245448     8245970     8246583     8246924     8247939     8248430
8245456     8245977     8246591     8246984     8247950     8248458
8245465     8245981     8246592     8247003     8247951     8248465
8245475     8245996     8246606     8247015     8247959     8248471
8245476     8245997     8246607     8247020     8247965     8248478
8245482     8246002     8246608     8247025     8247968     8248491
8245483     8246005     8246610     8247037     8247971     8248501
8245486     8246011     8246615     8247060     8247972     8248502
8245487     8246015     8246628     8247061     8247980     8248504
8245494     8246020     8246633     8247078     8247992     8248520
8245497     8246038     8246636     8247084     8247993     8248528
8245499     8246040     8246643     8247089     8247996     8248544
8245507     8246041     8246658     8247124     8248003     8248557
8245518     8246059     8246660     8247146     8248009     8248564
8245525     8246083     8246666     8247165     8248013     8248571
8245535     8246084     8246672     8247170     8248023     8248572
8245540     8246104     8246691     8247174     8248026     8248585
8245548     8246140     8246692     8247208     8248029     8248590
8245557     8246151     8246695     8247228     8248031     8248593
8245564     8246177     8246697     8247233     8248033     8248603
8245565     8246185     8246701     8247268     8248035     8248604
8245586     8246201     8246703     8247289     8248049     8248612
8245594     8246285     8246706     8247309     8248061     8248614
8245596     8246339     8246707     8247311     8248064     8248619
8245599     8246350     8246711     8247314     8248075     8248625
8245603     8246359     8246718     8247316     8248077     8248634
8245610     8246362     8246719     8247336     8248088     8248648
8245614     8246366     8246724     8247351     8248098     8248654
8245617     8246372     8246728     8247370     8248100     8248661
8245627     8246373     8246729     8247395     8248103     8248664

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8248665     8249286     8249780     8250314     8250686     8251122
8248702     8249289     8249802     8250321     8250694     8251123
8248720     8249292     8249844     8250329     8250697     8251125
8248724     8249310     8249857     8250330     8250699     8251135
8248734     8249311     8249886     8250339     8250707     8251140
8248738     8249320     8249904     8250344     8250710     8251141
8248740     8249323     8249906     8250347     8250716     8251155
8248757     8249334     8249914     8250371     8250717     8251156
8248759     8249336     8249917     8250374     8250731     8251159
8248760     8249350     8249921     8250376     8250738     8251164
8248774     8249351     8249929     8250378     8250754     8251166
8248776     8249377     8249934     8250388     8250760     8251174
8248779     8249379     8249948     8250393     8250765     8251175
8248781     8249386     8249977     8250394     8250775     8251178
8248788     8249416     8249986     8250403     8250788     8251181
8248792     8249437     8249989     8250407     8250790     8251182
8248794     8249443     8249992     8250408     8250792     8251192
8248800     8249450     8249993     8250413     8250806     8251195
8248817     8249460     8250005     8250419     8250807     8251196
8248821     8249471     8250012     8250421     8250815     8251199
8248827     8249480     8250021     8250425     8250825     8251203
8248832     8249493     8250036     8250426     8250827     8251207
8248837     8249495     8250043     8250431     8250842     8251209
8248853     8249496     8250049     8250437     8250843     8251214
8248867     8249502     8250058     8250454     8250852     8251223
8248870     8249506     8250095     8250455     8250853     8251245
8248876     8249508     8250124     8250458     8250863     8251248
8248881     8249510     8250132     8250470     8250867     8251255
8248883     8249513     8250133     8250471     8250872     8251256
8248894     8249519     8250145     8250487     8250880     8251263
8248912     8249540     8250155     8250488     8250885     8251264
8248916     8249557     8250158     8250500     8250891     8251269
8248942     8249571     8250164     8250514     8250896     8251272
8248945     8249577     8250171     8250523     8250906     8251286
8248957     8249582     8250177     8250528     8250912     8251287
8248961     8249584     8250180     8250533     8250916     8251290
8248963     8249587     8250188     8250540     8250917     8251296
8248970     8249592     8250196     8250547     8250920     8251297
8248978     8249596     8250198     8250550     8250922     8251327
8248981     8249604     8250199     8250554     8250929     8251331
8248995     8249607     8250202     8250563     8250937     8251337
8249000     8249608     8250210     8250574     8250953     8251340
8249012     8249613     8250212     8250577     8250954     8251343
8249021     8249614     8250216     8250579     8250958     8251347
8249023     8249615     8250217     8250588     8250961     8251354
8249039     8249627     8250224     8250590     8250962     8251355
8249041     8249628     8250226     8250595     8250971     8251360
8249052     8249630     8250228     8250598     8250981     8251362
8249061     8249638     8250234     8250599     8250982     8251363
8249072     8249649     8250235     8250601     8250989     8251364
8249078     8249650     8250236     8250604     8251000     8251369
8249084     8249656     8250238     8250606     8251001     8251370
8249088     8249660     8250241     8250607     8251011     8251371
8249089     8249661     8250242     8250612     8251014     8251374
8249097     8249662     8250251     8250618     8251016     8251376
8249108     8249669     8250252     8250620     8251027     8251377
8249116     8249675     8250254     8250622     8251033     8251379
8249118     8249676     8250256     8250625     8251035     8251387
8249131     8249699     8250260     8250627     8251038     8251395
8249146     8249701     8250261     8250628     8251050     8251400
8249152     8249702     8250265     8250650     8251056     8251407
8249168     8249709     8250269     8250658     8251058     8251411
8249182     8249711     8250287     8250662     8251076     8251414
8249197     8249715     8250290     8250665     8251082     8251420
8249206     8249716     8250295     8250666     8251086     8251426
8249219     8249724     8250297     8250669     8251089     8251427
8249230     8249725     8250299     8250678     8251090     8251430
8249261     8249757     8250304     8250680     8251093     8251434
8249262     8249760     8250307     8250684     8251103     8251437
8249277     8249773     8250312     8250685     8251113     8251439

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8251443     8251734     8252280     8253349     8254934     8255415
8251446     8251735     8252288     8253355     8254943     8255423
8251453     8251743     8252292     8253359     8254945     8255425
8251456     8251744     8252304     8253365     8254957     8255433
8251460     8251747     8252312     8253381     8254959     8255446
8251463     8251754     8252322     8253389     8254963     8255448
8251471     8251762     8252332     8253392     8254977     8255452
8251473     8251764     8252343     8253398     8254979     8255454
8251485     8251768     8252354     8253408     8255006     8255472
8251488     8251769     8252364     8253416     8255008     8255484
8251491     8251770     8252370     8253417     8255010     8255492
8251494     8251775     8252391     8253425     8255017     8255498
8251496     8251780     8252423     8253432     8255030     8255511
8251498     8251788     8252440     8253436     8255033     8255518
8251501     8251790     8252445     8253437     8255043     8255529
8251503     8251794     8252457     8253455     8255046     8255537
8251508     8251803     8252469     8253484     8255051     8255540
8251509     8251841     8252470     8253516     8255053     8255550
8251516     8251850     8252476     8253559     8255064     8255568
8251517     8251865     8252480     8253561     8255075     8255571
8251519     8251866     8252496     8253572     8255077     8255584
8251522     8251869     8252499     8253575     8255079     8255585
8251536     8251872     8252505     8253583     8255082     8255586
8251544     8251893     8252518     8253593     8255098     8255599
8251550     8251894     8252535     8253598     8255101     8255602
8251553     8251904     8252563     8253601     8255102     8255620
8251558     8251907     8252591     8253619     8255116     8255628
8251564     8251936     8252606     8253620     8255117     8255630
8251568     8251942     8252615     8253632     8255130     8255654
8251581     8251943     8252617     8253646     8255134     8255656
8251589     8251955     8252621     8253672     8255141     8255661
8251595     8251958     8252625     8253698     8255146     8255672
8251600     8251960     8252639     8253700     8255155     8255675
8251604     8251961     8252669     8253732     8255160     8255683
8251606     8251968     8252674     8253742     8255164     8255686
8251608     8251971     8252693     8253777     8255175     8255696
8251610     8251979     8252696     8253808     8255178     8255698
8251612     8251985     8252711     8253830     8255199     8255702
8251619     8251986     8252767     8253846     8255218     8255709
8251629     8251987     8252787     8253853     8255241     8255712
8251634     8251988     8252789     8253875     8255245     8255722
8251636     8251994     8252813     8254027     8255252     8255734
8251643     8252009     8252814     8254085     8255261     8255738
8251646     8252014     8252852     8254269     8255268     8255744
8251648     8252015     8252868     8254289     8255269     8255747
8251651     8252022     8253010     8254298     8255278     8255749
8251657     8252032     8253017     8254304     8255284     8255751
8251659     8252037     8253066     8254316     8255287     8255754
8251663     8252045     8253100     8254332     8255291     8255755
8251664     8252050     8253102     8254506     8255296     8255761
8251665     8252054     8253131     8254569     8255301     8255762
8251667     8252069     8253147     8254577     8255304     8255763
8251670     8252073     8253152     8254624     8255307     8255768
8251682     8252088     8253161     8254625     8255319     8255773
8251684     8252095     8253170     8254632     8255321     8255774
8251685     8252101     8253189     8254656     8255322     8255776
8251687     8252103     8253196     8254672     8255330     8255777
8251689     8252115     8253213     8254686     8255334     8255778
8251695     8252118     8253219     8254710     8255335     8255780
8251703     8252139     8253243     8254719     8255336     8255785
8251713     8252149     8253266     8254741     8255347     8255786
8251714     8252152     8253269     8254746     8255356     8255788
8251715     8252156     8253270     8254767     8255359     8255790
8251716     8252176     8253274     8254779     8255366     8255797
8251719     8252188     8253280     8254785     8255371     8255800
8251723     8252193     8253288     8254801     8255386     8255801
8251724     8252196     8253293     8254821     8255388     8255806
8251727     8252211     8253315     8254827     8255393     8255807
8251729     8252233     8253318     8254856     8255395     8255812
8251731     8252245     8253333     8254927     8255406     8255816

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8255824     8256346     8256752     8257212     8257825     8258494
8255828     8256349     8256760     8257215     8257833     8258498
8255833     8256356     8256763     8257223     8257837     8258500
8255836     8256362     8256765     8257235     8257838     8258505
8255837     8256371     8256774     8257252     8257840     8258506
8255841     8256372     8256795     8257262     8257841     8258508
8255844     8256377     8256796     8257271     8257842     8258509
8255846     8256384     8256800     8257295     8257850     8258513
8255848     8256386     8256812     8257297     8257854     8258517
8255849     8256390     8256816     8257299     8257856     8258525
8255854     8256394     8256824     8257300     8257867     8258527
8255855     8256395     8256828     8257304     8257882     8258528
8255863     8256399     8256829     8257316     8257886     8258532
8255864     8256407     8256838     8257326     8257904     8258536
8255866     8256412     8256841     8257328     8257934     8258538
8255868     8256415     8256845     8257341     8257938     8258551
8255875     8256421     8256847     8257356     8257947     8258557
8255882     8256426     8256854     8257362     8257956     8258566
8255888     8256427     8256862     8257373     8257976     8258568
8255892     8256429     8256864     8257384     8257978     8258578
8255894     8256432     8256871     8257390     8257986     8258584
8255915     8256444     8256873     8257405     8257996     8258589
8255925     8256447     8256879     8257408     8258005     8258593
8255935     8256451     8256884     8257412     8258008     8258604
8255950     8256454     8256888     8257436     8258017     8258608
8255957     8256456     8256896     8257438     8258022     8258614
8255970     8256459     8256904     8257450     8258036     8258625
8255980     8256465     8256915     8257452     8258050     8258626
8255987     8256469     8256922     8257457     8258065     8258637
8256000     8256470     8256924     8257468     8258068     8258638
8256016     8256478     8256933     8257477     8258069     8258651
8256027     8256479     8256934     8257482     8258074     8258665
8256040     8256487     8256936     8257493     8258084     8258681
8256074     8256489     8256947     8257502     8258089     8258691
8256080     8256500     8256952     8257510     8258097     8258700
8256086     8256509     8256989     8257518     8258100     8258701
8256088     8256512     8256997     8257520     8258104     8258720
8256089     8256515     8257007     8257523     8258105     8258739
8256106     8256518     8257011     8257532     8258107     8258768
8256116     8256522     8257012     8257534     8258114     8258771
8256133     8256532     8257016     8257535     8258120     8258777
8256139     8256533     8257028     8257547     8258123     8258795
8256148     8256535     8257029     8257551     8258124     8258803
8256155     8256543     8257032     8257567     8258126     8258817
8256157     8256564     8257039     8257571     8258133     8258820
8256172     8256570     8257044     8257573     8258149     8258856
8256174     8256575     8257052     8257580     8258161     8258858
8256180     8256576     8257055     8257583     8258171     8258885
8256197     8256579     8257065     8257587     8258177     8258921
8256201     8256580     8257068     8257592     8258229     8258938
8256203     8256592     8257070     8257602     8258268     8258958
8256214     8256593     8257085     8257603     8258276     8258960
8256216     8256601     8257087     8257612     8258282     8258977
8256220     8256606     8257091     8257655     8258286     8258987
8256240     8256612     8257092     8257669     8258309     8258995
8256248     8256615     8257113     8257671     8258311     8259009
8256263     8256636     8257123     8257677     8258341     8259010
8256268     8256654     8257136     8257680     8258366     8259018
8256276     8256656     8257139     8257684     8258377     8259025
8256296     8256667     8257147     8257689     8258378     8259034
8256301     8256671     8257150     8257702     8258386     8259048
8256306     8256672     8257164     8257713     8258398     8259072
8256322     8256675     8257167     8257720     8258403     8259083
8256324     8256676     8257168     8257782     8258410     8259085
8256327     8256677     8257178     8257789     8258435     8259089
8256337     8256700     8257183     8257799     8258448     8259106
8256340     8256708     8257187     8257804     8258457     8259127
8256341     8256718     8257190     8257811     8258482     8259144
8256342     8256730     8257201     8257817     8258489     8259158
8256344     8256744     8257208     8257823     8258493     8259159

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8259163     8259685     8260092     8260332     8260513     8260787
8259167     8259689     8260093     8260335     8260514     8260802
8259182     8259691     8260097     8260338     8260515     8260816
8259188     8259695     8260099     8260345     8260516     8260820
8259189     8259696     8260107     8260348     8260526     8260824
8259190     8259697     8260111     8260351     8260527     8260827
8259202     8259699     8260114     8260354     8260528     8260830
8259209     8259705     8260119     8260355     8260532     8260835
8259217     8259710     8260120     8260357     8260533     8260836
8259224     8259718     8260123     8260359     8260536     8260840
8259234     8259719     8260134     8260363     8260540     8260846
8259241     8259720     8260135     8260364     8260545     8260847
8259242     8259722     8260140     8260373     8260547     8260850
8259258     8259725     8260142     8260374     8260555     8260851
8259269     8259726     8260146     8260375     8260556     8260852
8259270     8259732     8260147     8260378     8260557     8260860
8259278     8259736     8260150     8260379     8260558     8260865
8259286     8259737     8260151     8260380     8260559     8260867
8259294     8259738     8260154     8260383     8260561     8260869
8259297     8259742     8260158     8260387     8260563     8260874
8259302     8259746     8260160     8260388     8260571     8260880
8259304     8259748     8260164     8260389     8260584     8260891
8259308     8259752     8260174     8260391     8260586     8260893
8259312     8259753     8260175     8260392     8260589     8260897
8259318     8259754     8260176     8260394     8260590     8260910
8259323     8259757     8260177     8260396     8260598     8260914
8259324     8259759     8260180     8260397     8260600     8260917
8259333     8259763     8260182     8260398     8260602     8260918
8259345     8259768     8260186     8260400     8260604     8260924
8259348     8259769     8260197     8260403     8260606     8260926
8259349     8259771     8260207     8260406     8260607     8260934
8259367     8259774     8260208     8260408     8260609     8260940
8259373     8259775     8260209     8260409     8260613     8260942
8259381     8259784     8260213     8260412     8260622     8260953
8259382     8259786     8260220     8260413     8260625     8260955
8259389     8259792     8260230     8260414     8260628     8260959
8259393     8259795     8260232     8260415     8260630     8260964
8259410     8259797     8260239     8260416     8260631     8260965
8259448     8259810     8260240     8260417     8260634     8260967
8259453     8259832     8260243     8260418     8260640     8260968
8259456     8259836     8260253     8260419     8260646     8260969
8259484     8259837     8260262     8260422     8260654     8260971
8259494     8259839     8260263     8260424     8260660     8260975
8259508     8259844     8260268     8260428     8260663     8260976
8259527     8259858     8260278     8260431     8260667     8260978
8259528     8259864     8260288     8260432     8260670     8260980
8259531     8259874     8260289     8260433     8260678     8260983
8259535     8259886     8260291     8260437     8260682     8260986
8259559     8259896     8260293     8260439     8260683     8260989
8259563     8259897     8260295     8260440     8260684     8260992
8259568     8259909     8260297     8260441     8260686     8261007
8259575     8259927     8260299     8260442     8260688     8261008
8259588     8259952     8260302     8260444     8260690     8261013
8259593     8259957     8260305     8260448     8260692     8261017
8259597     8259971     8260306     8260454     8260698     8261024
8259603     8259973     8260307     8260461     8260705     8261026
8259606     8259980     8260308     8260470     8260709     8261029
8259608     8259985     8260310     8260474     8260711     8261036
8259609     8259995     8260311     8260478     8260722     8261037
8259610     8260026     8260313     8260482     8260723     8261041
8259621     8260029     8260314     8260489     8260725     8261051
8259627     8260034     8260316     8260494     8260741     8261052
8259631     8260045     8260317     8260495     8260753     8261056
8259633     8260068     8260318     8260498     8260759     8261064
8259641     8260070     8260319     8260499     8260760     8261066
8259653     8260071     8260323     8260506     8260762     8261067
8259660     8260076     8260324     8260507     8260767     8261069
8259661     8260081     8260327     8260508     8260772     8261075
8259674     8260083     8260329     8260510     8260775     8261076
8259676     8260084     8260330     8260512     8260776     8261078

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8261083     8261324     8261623     8261977     8262206     8262552
8261085     8261328     8261626     8261978     8262209     8262555
8261090     8261337     8261639     8261982     8262212     8262557
8261091     8261338     8261644     8261984     8262213     8262558
8261096     8261343     8261656     8261986     8262214     8262570
8261097     8261345     8261657     8261996     8262216     8262571
8261102     8261353     8261665     8261998     8262226     8262574
8261103     8261356     8261666     8262000     8262227     8262575
8261109     8261357     8261668     8262002     8262228     8262576
8261110     8261363     8261682     8262004     8262235     8262579
8261113     8261364     8261685     8262005     8262236     8262582
8261114     8261367     8261711     8262006     8262237     8262586
8261121     8261373     8261722     8262009     8262241     8262588
8261122     8261376     8261729     8262012     8262243     8262591
8261125     8261389     8261737     8262014     8262245     8262594
8261131     8261390     8261751     8262016     8262250     8262595
8261133     8261394     8261755     8262021     8262252     8262605
8261135     8261396     8261770     8262024     8262259     8262613
8261144     8261400     8261775     8262026     8262260     8262615
8261149     8261403     8261780     8262030     8262262     8262619
8261152     8261404     8261782     8262031     8262263     8262620
8261154     8261407     8261794     8262033     8262275     8262621
8261157     8261409     8261795     8262034     8262278     8262627
8261160     8261412     8261804     8262041     8262280     8262628
8261161     8261413     8261816     8262043     8262282     8262629
8261165     8261417     8261818     8262044     8262287     8262630
8261166     8261419     8261820     8262046     8262292     8262632
8261171     8261420     8261824     8262047     8262295     8262646
8261173     8261421     8261832     8262050     8262298     8262647
8261177     8261424     8261845     8262052     8262301     8262651
8261179     8261428     8261848     8262053     8262303     8262653
8261181     8261431     8261856     8262054     8262309     8262657
8261183     8261434     8261861     8262059     8262310     8262660
8261184     8261442     8261865     8262062     8262315     8262664
8261188     8261443     8261867     8262064     8262318     8262665
8261192     8261444     8261876     8262067     8262319     8262667
8261197     8261447     8261883     8262070     8262326     8262672
8261205     8261451     8261885     8262073     8262327     8262674
8261211     8261453     8261886     8262075     8262336     8262675
8261217     8261457     8261894     8262076     8262343     8262678
8261218     8261462     8261895     8262079     8262344     8262689
8261220     8261463     8261900     8262082     8262349     8262692
8261221     8261464     8261901     8262084     8262351     8262694
8261223     8261467     8261902     8262085     8262356     8262695
8261230     8261471     8261908     8262087     8262367     8262697
8261235     8261472     8261909     8262090     8262376     8262698
8261238     8261477     8261910     8262093     8262377     8262701
8261239     8261486     8261917     8262102     8262387     8262705
8261248     8261488     8261921     8262104     8262393     8262706
8261251     8261490     8261924     8262107     8262396     8262708
8261253     8261494     8261925     8262110     8262399     8262710
8261254     8261504     8261929     8262120     8262400     8262715
8261259     8261506     8261931     8262121     8262403     8262716
8261268     8261508     8261933     8262132     8262404     8262718
8261269     8261514     8261934     8262135     8262407     8262719
8261270     8261518     8261935     8262137     8262423     8262721
8261271     8261527     8261940     8262151     8262441     8262725
8261279     8261532     8261941     8262158     8262474     8262727
8261285     8261538     8261945     8262160     8262476     8262738
8261286     8261545     8261946     8262165     8262480     8262748
8261291     8261550     8261949     8262178     8262484     8262750
8261293     8261555     8261951     8262180     8262487     8262751
8261298     8261560     8261952     8262182     8262489     8262760
8261303     8261574     8261958     8262188     8262490     8262773
8261305     8261584     8261959     8262189     8262525     8262774
8261307     8261585     8261963     8262194     8262527     8262777
8261312     8261600     8261964     8262197     8262529     8262783
8261318     8261609     8261971     8262198     8262534     8262787
8261319     8261610     8261974     8262201     8262544     8262789
8261321     8261620     8261976     8262205     8262551     8262791

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8262793     8263134     8263718     8264106     8264836     8265453
8262802     8263137     8263724     8264111     8264846     8265458
8262807     8263144     8263725     8264117     8264855     8265466
8262810     8263145     8263732     8264124     8264857     8265485
8262819     8263158     8263746     8264133     8264863     8265487
8262821     8263160     8263747     8264139     8264869     8265494
8262832     8263167     8263759     8264159     8264873     8265504
8262836     8263169     8263761     8264182     8264874     8265505
8262844     8263171     8263763     8264183     8264884     8265518
8262849     8263172     8263766     8264199     8264911     8265525
8262853     8263174     8263800     8264242     8264921     8265528
8262854     8263175     8263808     8264278     8264927     8265536
8262856     8263177     8263813     8264315     8264931     8265540
8262887     8263179     8263834     8264330     8264942     8265546
8262896     8263182     8263835     8264343     8264958     8265547
8262902     8263192     8263842     8264378     8264959     8265569
8262907     8263198     8263846     8264387     8264972     8265589
8262909     8263209     8263850     8264406     8264983     8265600
8262919     8263214     8263851     8264411     8264985     8265623
8262921     8263216     8263855     8264432     8264996     8265632
8262924     8263241     8263866     8264440     8265001     8265638
8262925     8263245     8263867     8264442     8265020     8265652
8262929     8263251     8263874     8264443     8265029     8265659
8262931     8263253     8263876     8264469     8265035     8265690
8262953     8263263     8263879     8264474     8265036     8265708
8262958     8263266     8263883     8264480     8265040     8265716
8262962     8263277     8263885     8264483     8265047     8265718
8262971     8263286     8263886     8264485     8265064     8265736
8262978     8263288     8263888     8264489     8265068     8265737
8262981     8263295     8263892     8264498     8265072     8265742
8262985     8263314     8263894     8264501     8265078     8265773
8262988     8263321     8263897     8264505     8265083     8265793
8262990     8263337     8263899     8264517     8265091     8265804
8262994     8263339     8263900     8264519     8265093     8265805
8263001     8263355     8263908     8264521     8265097     8265819
8263004     8263389     8263910     8264523     8265100     8265820
8263006     8263406     8263918     8264527     8265102     8265839
8263009     8263410     8263921     8264533     8265121     8265883
8263012     8263414     8263923     8264538     8265124     8265905
8263021     8263422     8263925     8264545     8265142     8265918
8263023     8263441     8263935     8264549     8265148     8265926
8263025     8263453     8263938     8264558     8265160     8265927
8263027     8263457     8263941     8264561     8265163     8265941
8263029     8263475     8263945     8264574     8265182     8265949
8263031     8263476     8263948     8264585     8265190     8265967
8263039     8263482     8263950     8264589     8265204     8265976
8263045     8263485     8263955     8264593     8265241     8265985
8263054     8263490     8263956     8264626     8265261     8265988
8263055     8263491     8263960     8264628     8265279     8266000
8263064     8263501     8263962     8264640     8265287     8266002
8263067     8263504     8263978     8264644     8265290     8266003
8263073     8263520     8263983     8264647     8265310     8266031
8263075     8263545     8263993     8264676     8265313     8266053
8263076     8263583     8264000     8264679     8265314     8266061
8263079     8263604     8264012     8264689     8265329     8266063
8263080     8263607     8264015     8264692     8265332     8266067
8263084     8263617     8264016     8264698     8265334     8266084
8263087     8263618     8264023     8264702     8265347     8266086
8263088     8263636     8264028     8264711     8265348     8266099
8263091     8263640     8264030     8264714     8265352     8266100
8263093     8263641     8264048     8264718     8265361     8266110
8263100     8263661     8264053     8264727     8265370     8266123
8263101     8263666     8264055     8264732     8265371     8266127
8263108     8263676     8264062     8264744     8265375     8266137
8263111     8263682     8264069     8264760     8265379     8266144
8263112     8263690     8264072     8264789     8265400     8266154
8263115     8263692     8264081     8264792     8265404     8266166
8263116     8263701     8264088     8264793     8265406     8266169
8263118     8263704     8264099     8264817     8265424     8266173
8263133     8263707     8264103     8264831     8265443     8266176

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8266177     8266751     8267408     8268001     8268624     8269255
8266179     8266756     8267412     8268045     8268645     8269271
8266204     8266757     8267418     8268049     8268668     8269282
8266215     8266762     8267419     8268053     8268680     8269289
8266237     8266763     8267426     8268096     8268697     8269295
8266238     8266770     8267434     8268117     8268720     8269296
8266240     8266775     8267450     8268120     8268740     8269304
8266242     8266784     8267451     8268131     8268758     8269308
8266243     8266800     8267452     8268136     8268782     8269323
8266266     8266818     8267455     8268139     8268794     8269332
8266296     8266834     8267477     8268140     8268804     8269346
8266303     8266846     8267489     8268149     8268820     8269355
8266309     8266857     8267490     8268167     8268828     8269366
8266312     8266861     8267493     8268168     8268830     8269372
8266317     8266864     8267501     8268176     8268837     8269389
8266324     8266891     8267508     8268194     8268847     8269408
8266326     8266894     8267513     8268218     8268862     8269429
8266343     8266895     8267515     8268221     8268867     8269438
8266355     8266896     8267516     8268238     8268872     8269483
8266358     8266903     8267529     8268242     8268874     8269502
8266362     8266906     8267536     8268245     8268878     8269541
8266366     8266907     8267537     8268264     8268879     8269576
8266367     8266908     8267550     8268284     8268890     8269577
8266369     8266925     8267553     8268303     8268894     8269665
8266376     8266934     8267567     8268311     8268899     8269698
8266378     8266939     8267578     8268317     8268900     8269706
8266381     8266942     8267593     8268318     8268915     8269731
8266386     8266954     8267597     8268336     8268926     8269741
8266387     8266957     8267603     8268347     8268927     8269753
8266388     8266984     8267611     8268353     8268928     8269763
8266389     8267000     8267613     8268354     8268933     8269775
8266392     8267007     8267627     8268362     8268943     8269776
8266394     8267012     8267634     8268388     8268946     8269782
8266410     8267015     8267638     8268403     8268949     8269789
8266423     8267035     8267642     8268412     8268955     8269809
8266427     8267037     8267646     8268422     8268957     8269810
8266428     8267052     8267651     8268428     8268971     8269823
8266437     8267055     8267659     8268439     8268982     8269826
8266439     8267061     8267664     8268448     8268987     8269831
8266443     8267085     8267668     8268452     8268996     8269843
8266453     8267089     8267677     8268454     8269013     8269883
8266455     8267094     8267681     8268463     8269015     8269893
8266464     8267101     8267685     8268467     8269038     8269904
8266470     8267102     8267691     8268473     8269045     8269911
8266483     8267133     8267700     8268479     8269048     8269925
8266490     8267141     8267715     8268489     8269062     8269959
8266494     8267152     8267734     8268495     8269071     8269962
8266512     8267171     8267752     8268500     8269073     8269965
8266516     8267204     8267778     8268506     8269080     8269968
8266519     8267225     8267779     8268514     8269094     8269982
8266523     8267251     8267806     8268517     8269097     8269992
8266532     8267252     8267819     8268519     8269116     8269997
8266535     8267270     8267823     8268523     8269125     8270020
8266546     8267289     8267836     8268526     8269133     8270025
8266564     8267298     8267847     8268530     8269143     8270027
8266572     8267301     8267851     8268534     8269144     8270036
8266583     8267309     8267859     8268535     8269157     8270040
8266605     8267318     8267860     8268539     8269160     8270041
8266614     8267322     8267873     8268541     8269171     8270048
8266637     8267349     8267881     8268547     8269173     8270063
8266638     8267365     8267893     8268553     8269174     8270064
8266641     8267374     8267898     8268556     8269180     8270068
8266644     8267380     8267901     8268560     8269184     8270069
8266647     8267382     8267904     8268561     8269198     8270106
8266658     8267395     8267919     8268572     8269200     8270109
8266659     8267396     8267948     8268581     8269209     8270115
8266662     8267398     8267953     8268594     8269224     8270131
8266710     8267400     8267970     8268603     8269233     8270152
8266732     8267401     8267982     8268611     8269244     8270164
8266746     8267405     8267991     8268616     8269245     8270167

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8270187     8270906     8271616     8271883     8272289     8272744
8270195     8270909     8271621     8271888     8272296     8272749
8270202     8270917     8271627     8271889     8272297     8272750
8270204     8270936     8271634     8271911     8272317     8272753
8270209     8270941     8271636     8271913     8272320     8272754
8270216     8270961     8271647     8271917     8272344     8272759
8270226     8270971     8271649     8271934     8272350     8272767
8270229     8270980     8271653     8271966     8272362     8272768
8270235     8270992     8271654     8271973     8272368     8272771
8270237     8271001     8271658     8271984     8272373     8272772
8270251     8271003     8271667     8271987     8272390     8272777
8270254     8271023     8271668     8271990     8272399     8272779
8270260     8271032     8271669     8271994     8272406     8272784
8270263     8271036     8271671     8272000     8272407     8272790
8270267     8271048     8271672     8272006     8272414     8272792
8270270     8271060     8271675     8272011     8272424     8272794
8270274     8271079     8271676     8272014     8272430     8272800
8270286     8271081     8271677     8272017     8272435     8272801
8270287     8271088     8271680     8272019     8272444     8272805
8270314     8271094     8271685     8272023     8272445     8272814
8270317     8271107     8271687     8272024     8272452     8272822
8270328     8271129     8271691     8272026     8272459     8272837
8270329     8271143     8271693     8272030     8272471     8272867
8270354     8271150     8271696     8272046     8272478     8272870
8270379     8271157     8271698     8272069     8272489     8272882
8270383     8271158     8271699     8272075     8272498     8272885
8270390     8271162     8271701     8272079     8272503     8272892
8270392     8271186     8271704     8272085     8272504     8272906
8270396     8271194     8271705     8272090     8272512     8272907
8270400     8271204     8271709     8272099     8272516     8272908
8270404     8271210     8271711     8272109     8272526     8272928
8270408     8271224     8271712     8272112     8272527     8272933
8270432     8271225     8271713     8272115     8272531     8272944
8270458     8271227     8271715     8272117     8272541     8272953
8270460     8271234     8271717     8272118     8272545     8272966
8270475     8271245     8271718     8272122     8272561     8272978
8270484     8271268     8271719     8272124     8272563     8272981
8270514     8271284     8271720     8272125     8272564     8272989
8270549     8271334     8271725     8272128     8272566     8272997
8270565     8271348     8271726     8272129     8272569     8273012
8270586     8271354     8271729     8272133     8272575     8273015
8270589     8271360     8271732     8272135     8272583     8273016
8270600     8271362     8271735     8272136     8272585     8273025
8270613     8271370     8271737     8272155     8272599     8273032
8270618     8271379     8271740     8272170     8272609     8273049
8270619     8271384     8271741     8272182     8272611     8273053
8270632     8271400     8271743     8272196     8272613     8273066
8270654     8271419     8271745     8272198     8272630     8273067
8270725     8271427     8271751     8272210     8272634     8273070
8270727     8271431     8271757     8272213     8272637     8273099
8270732     8271443     8271761     8272215     8272641     8273101
8270741     8271449     8271764     8272216     8272649     8273104
8270743     8271455     8271776     8272217     8272661     8273110
8270754     8271467     8271780     8272218     8272668     8273111
8270757     8271481     8271782     8272219     8272671     8273115
8270767     8271485     8271788     8272220     8272682     8273121
8270800     8271489     8271789     8272221     8272688     8273129
8270819     8271495     8271790     8272222     8272691     8273133
8270822     8271500     8271793     8272232     8272692     8273136
8270825     8271510     8271794     8272233     8272693     8273144
8270827     8271514     8271816     8272237     8272704     8273159
8270828     8271515     8271817     8272243     8272705     8273165
8270835     8271528     8271819     8272244     8272706     8273169
8270842     8271531     8271821     8272247     8272714     8273172
8270843     8271534     8271824     8272249     8272719     8273173
8270855     8271542     8271868     8272250     8272722     8273187
8270859     8271573     8271871     8272251     8272723     8273200
8270863     8271590     8271873     8272258     8272727     8273203
8270878     8271601     8271880     8272270     8272741     8273210
8270903     8271605     8271881     8272283     8272743     8273216

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8273220     8274054     8274963     8275610     8276157     8276683
8273232     8274079     8274970     8275612     8276159     8276687
8273238     8274128     8274975     8275627     8276161     8276692
8273277     8274141     8274980     8275631     8276171     8276695
8273313     8274146     8274985     8275657     8276173     8276699
8273318     8274170     8274997     8275673     8276175     8276708
8273334     8274176     8275003     8275682     8276188     8276709
8273345     8274199     8275005     8275692     8276191     8276710
8273364     8274205     8275007     8275703     8276198     8276716
8273386     8274213     8275011     8275704     8276199     8276717
8273395     8274224     8275036     8275723     8276202     8276719
8273399     8274234     8275056     8275733     8276203     8276721
8273412     8274247     8275060     8275745     8276212     8276732
8273418     8274252     8275082     8275765     8276226     8276736
8273419     8274256     8275085     8275775     8276241     8276738
8273423     8274258     8275086     8275779     8276254     8276750
8273444     8274275     8275092     8275784     8276258     8276755
8273494     8274281     8275108     8275791     8276260     8276759
8273503     8274283     8275113     8275793     8276272     8276781
8273511     8274309     8275119     8275798     8276277     8276789
8273521     8274320     8275127     8275804     8276285     8276801
8273532     8274325     8275142     8275810     8276288     8276807
8273535     8274330     8275172     8275816     8276296     8276817
8273536     8274331     8275178     8275824     8276302     8276832
8273543     8274337     8275185     8275829     8276316     8276841
8273556     8274348     8275188     8275830     8276329     8276843
8273561     8274355     8275192     8275843     8276336     8276850
8273562     8274363     8275198     8275847     8276343     8276854
8273571     8274375     8275200     8275848     8276351     8276855
8273581     8274378     8275206     8275854     8276358     8276860
8273586     8274388     8275209     8275858     8276370     8276862
8273587     8274391     8275213     8275860     8276372     8276869
8273595     8274397     8275227     8275868     8276378     8276872
8273600     8274405     8275238     8275872     8276399     8276876
8273601     8274419     8275254     8275878     8276417     8276880
8273605     8274421     8275267     8275885     8276428     8276886
8273617     8274424     8275278     8275886     8276429     8276892
8273630     8274441     8275290     8275910     8276447     8276893
8273674     8274457     8275299     8275912     8276448     8276895
8273688     8274478     8275308     8275922     8276451     8276900
8273691     8274493     8275324     8275931     8276455     8276903
8273710     8274495     8275325     8275935     8276456     8276904
8273729     8274506     8275334     8275942     8276468     8276910
8273736     8274511     8275337     8275949     8276474     8276914
8273743     8274518     8275338     8275966     8276477     8276918
8273749     8274532     8275341     8275967     8276484     8276922
8273775     8274546     8275360     8275974     8276486     8276927
8273777     8274556     8275389     8275991     8276491     8276939
8273872     8274558     8275397     8276007     8276495     8276940
8273881     8274561     8275402     8276010     8276501     8276941
8273886     8274680     8275413     8276016     8276502     8276949
8273900     8274699     8275415     8276046     8276505     8276951
8273908     8274704     8275417     8276067     8276537     8276952
8273922     8274706     8275426     8276069     8276540     8276953
8273931     8274738     8275441     8276072     8276546     8276955
8273934     8274756     8275448     8276079     8276566     8276961
8273943     8274760     8275451     8276082     8276568     8276965
8273947     8274810     8275454     8276100     8276569     8276967
8273948     8274828     8275461     8276103     8276575     8276979
8273951     8274841     8275462     8276106     8276597     8276992
8273955     8274871     8275467     8276107     8276600     8277013
8273981     8274911     8275542     8276110     8276604     8277071
8274009     8274925     8275552     8276115     8276619     8277076
8274015     8274931     8275564     8276118     8276630     8277112
8274029     8274933     8275571     8276124     8276647     8277163
8274031     8274940     8275581     8276127     8276650     8277172
8274037     8274945     8275583     8276139     8276656     8277178
8274047     8274947     8275590     8276142     8276664     8277201
8274049     8274952     8275595     8276146     8276668     8277226
8274052     8274954     8275606     8276147     8276674     8277289

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8277301     8278381     8279315     8280653     8281661     8283005
8277320     8278391     8279327     8280657     8281686     8283025
8277340     8278397     8279352     8280685     8281687     8283053
8277363     8278403     8279363     8280692     8281693     8283060
8277373     8278404     8279384     8280698     8281696     8283094
8277374     8278419     8279385     8280700     8281697     8283159
8277381     8278420     8279389     8280701     8281698     8283180
8277403     8278426     8279396     8280724     8281699     8283215
8277406     8278471     8279404     8280738     8281706     8283277
8277408     8278491     8279406     8280743     8281707     8283292
8277413     8278516     8279440     8280749     8281709     8283298
8277421     8278528     8279448     8280755     8281717     8283303
8277433     8278535     8279464     8280766     8281723     8283311
8277434     8278554     8279470     8280767     8281737     8283326
8277480     8278571     8279478     8280772     8281745     8283331
8277507     8278590     8279491     8280776     8281755     8283334
8277511     8278610     8279496     8280784     8281783     8283335
8277523     8278627     8279499     8280823     8281785     8283339
8277540     8278644     8279510     8280828     8281825     8283344
8277572     8278686     8279521     8280868     8281870     8283346
8277579     8278733     8279551     8280884     8281925     8283349
8277592     8278737     8279554     8280932     8281994     8283360
8277631     8278742     8279579     8280957     8282013     8283390
8277634     8278747     8279580     8280989     8282024     8283396
8277641     8278751     8279588     8280991     8282032     8283428
8277642     8278756     8279606     8280994     8282044     8283429
8277663     8278779     8279634     8280999     8282047     8283442
8277676     8278780     8279650     8281034     8282050     8283463
8277687     8278785     8279659     8281055     8282059     8283464
8277707     8278791     8279666     8281056     8282070     8283467
8277710     8278795     8279676     8281080     8282072     8283476
8277716     8278798     8279694     8281095     8282106     8283487
8277723     8278802     8279706     8281119     8282120     8283499
8277731     8278804     8279709     8281129     8282122     8283585
8277747     8278814     8279724     8281137     8282127     8283656
8277748     8278825     8279752     8281158     8282128     8283724
8277766     8278836     8279756     8281183     8282134     8283742
8277768     8278839     8279771     8281185     8282141     8283744
8277770     8278847     8279781     8281204     8282150     8283792
8277783     8278849     8279795     8281226     8282181     8283822
8277788     8278866     8279798     8281238     8282200     8283824
8277793     8278872     8279840     8281262     8282207     8283832
8277794     8278873     8279896     8281265     8282260     8283846
8277800     8278891     8279920     8281266     8282268     8283851
8277809     8278895     8279960     8281283     8282286     8283951
8277819     8278902     8279992     8281307     8282299     8283982
8277822     8278918     8280097     8281317     8282302     8283993
8277827     8278923     8280122     8281325     8282311     8283994
8277836     8278930     8280152     8281352     8282314     8283997
8277844     8278964     8280157     8281363     8282322     8284016
8277855     8279004     8280177     8281377     8282330     8284027
8277898     8279027     8280180     8281384     8282340     8284041
8277904     8279038     8280188     8281387     8282348     8284062
8277933     8279045     8280201     8281399     8282358     8284091
8277951     8279078     8280213     8281409     8282373     8284133
8277965     8279195     8280214     8281412     8282375     8284166
8277995     8279213     8280238     8281413     8282394     8284198
8277999     8279221     8280241     8281424     8282427     8284205
8278005     8279236     8280250     8281440     8282521     8284232
8278064     8279240     8280266     8281443     8282592     8284288
8278084     8279244     8280273     8281449     8282663     8284581
8278120     8279250     8280305     8281495     8282794     8284702
8278157     8279253     8280310     8281519     8282814     8284721
8278211     8279257     8280323     8281547     8282825     8284727
8278235     8279263     8280340     8281587     8282834     8284831
8278334     8279290     8280347     8281595     8282879     8284846
8278337     8279300     8280441     8281603     8282908     8284852
8278349     8279306     8280509     8281626     8282913     8284916
8278360     8279307     8280532     8281642     8282931     8284929
8278364     8279312     8280553     8281644     8282940     8284953

                                    EXHIBIT B

                         INITIAL CATEGORY ONE CLASS LIST
                   (based upon AHP Settlement Trust database)

8284989     9889046     9890898
8285056     9889047     9890900
8285094     9889059     9890907
8285100     9889068     9890922
8285103     9889079     9890929
8285110     9889130     9890931
8285131     9889134     9890949
8285177     9889153     9890955
8285214     9889179     9890958
8285251     9889318     9890960
8285255     9889395     9890999
8285266     9889468     9891042
8285303     9889508     9891115
8285417     9889540     9891159
8285451     9889700     9891168
8285452     9889710     9891178
8285479     9889714     9891189
8285480     9889719     9891214
8285482     9889729     9891229
8285484     9889737     9891240
8285501     9889741     9891348
8285515     9889754     9891350
8285522     9889826     9891407
8285554     9889830     9891514
8285558     9889854     9891699
8285561     9889870     9891711
8285563     9889884     9891720
8285564     9889909     9891725
8285574     9889912     9891729
8285580     9889917     9891735
8285610     9889936     9891740
8285612     9889991     9891751
8285759     9890029     9891806
8285779     9890054     9891814
8285786     9890133     9891859
8285798     9890149     9891867
8285809     9890177     9891894
8285810     9890194     9891917
8285818     9890221     9892002
8285845     9890273     9892026
8285879     9890281     9892059
8285894     9890316     9892106
8285900     9890320     9892123
8285919     9890325     9892155
8285942     9890329     9892168
8286108     9890330     9892175
8286161     9890335     9892195
8286175     9890351     9892202
9888730     9890371     9892208
9888737     9890374     9892209
9888742     9890402     9892213
9888749     9890451     9892218
9888772     9890481     9892221
9888904     9890495     9892226
9888922     9890500     9892229
9888926     9890515     9892230
9888932     9890555     9892235
9888939     9890636     9892242
9888962     9890645
9888965     9890658
9888968     9890696
9888971     9890717
9888973     9890760
9888974     9890843
9888993     9890861
9889007     9890874
9889014     9890877
9889028     9890888
9889035     9890893
9889039     9890894

                                    EXHIBIT B

                    SEVENTH AMENDMENT SECURITY FUND AGREEMENT

      THIS SEVENTH AMENDMENT SECURITY FUND AGREEMENT dated as of __________, 2004, made by Wyeth, a corporation organized under the laws of Delaware ("Wyeth"), Heffler, Radetich and Saitta, L.L.P, a Pennsylvania limited liability partnership, as Fund Administrator (together with any successor Fund Administrator, the "Fund Administrator"), and Wilmington Trust Company, as escrow agent with respect to the Seventh Amendment Security Fund as hereinafter defined (together with any successor escrow agent, the "Security Fund Escrow Agent"), and Class Counsel, by Michael D. Fishbein.

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Nationwide Class Action Settlement Agreement with Wyeth (f/k/a American Home Products Corporation), dated November 18, 1999 (as the same has been amended through the Sixth Amendment, the "Existing Settlement Agreement"), Wyeth and the Class Representatives of the Class certified in Sheila Brown, et al. v. American Home Products Corporation, Civil Action No. 99-20593, pending in the United States District Court for the Eastern District of Pennsylvania (the "Court"), have entered into a class action settlement which resolves claims against Wyeth arising from the marketing, sale, distribution, and use of the Diet Drug(s);

      WHEREAS, the Settlement Trust was established pursuant to the Existing Settlement Agreement, to which Wyeth is required to make certain payments as provided for in the Existing Settlement Agreement;

      WHEREAS, the Existing Settlement Agreement required Wyeth to establish a security fund and to grant the Settlement Trust a perfected security interest in the security fund as collateral for Wyeth's financial obligations to the Settlement Trust under the Existing Settlement Agreement;

      WHEREAS, the Security Fund and such security interest were established and granted pursuant to the Amended and Restated Security Fund and Escrow Agreement dated as of January 31, 2003 (such Security Fund and Escrow Agreement, as amended from time to time, the "Security Agreement");

      WHEREAS, the Parties thereto have further amended the Existing Settlement Agreement by the Seventh Amendment to Nationwide Class Action Settlement Agreement with Wyeth dated as of July 21, 2004 (the "Seventh Amendment");

      WHEREAS, the Court has preliminarily approved the Seventh Amendment;

      WHEREAS, the Seventh Amendment, among other things, requires Wyeth to establish a "Supplemental Class Settlement Fund" in an aggregate amount of $1.275 billion to be administered by the Fund Administrator for the purposes described in the Seventh Amendment;

      WHEREAS, the Seventh Amendment also requires Wyeth to establish the Seventh Amendment Security Fund as collateral security for Wyeth's Payment Obligations and Seventh Amendment Matrix Obligations.

                                    EXHIBIT C

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      Section 1.1 Incorporation of Existing Settlement Agreement and Seventh Amendment Definitions. Capitalized terms used in this Agreement, and not otherwise defined, shall have the meanings ascribed to them in the Existing Settlement Agreement and the Seventh Amendment.

      Section 1.2 Additional Definitions. In this Agreement, the following capitalized terms shall have the following meanings:

      (a) "Adverse Claim" means a Lien or other encumbrance or other type of preferential arrangement.

      (b) "Agreement" means this Seventh Amendment Security Fund Agreement, as the same may be amended or supplemented from time to time.

      (c)   "Category One Claim" means a claim made by a Category One Class
Member.

      (d)   "Collateral" has the meaning specified in Section 3.1(c).

      (e)   "Covered Claims" means Category One Claims.

      (f) "Covered Member" means a Class Member entitled to, and who has made, a Category One Claim.

      (g) "Lien", with respect to any property, means any mortgage, charge, lien, pledge or security interest with respect to such property.

      (h)   "Moody's" means Moody's Investors Service, Inc.

      (i) "Notice of Nonpayment" means a written notice from the Fund Administrator to Wyeth (with a copy to the Security Fund Escrow Agent, Class Counsel, and the SALC) advising Wyeth that it has failed to meet in full any of its Payment Obligations and setting forth the amount of such obligation and calculation thereof, if applicable.

      (j) "Notice of Walkaway or Non-approval" means a written notice from Wyeth to the Settlement Fund Escrow Agent and the Security Fund Escrow Agent (with a copy to the Fund Administrator), countersigned by Class Counsel, certifying (i) that Wyeth has exercised its Seventh Amendment Walkaway Right,
(ii) Trial Court Approval of the Seventh Amendment has not occurred, or (iii) Final Judicial Approval of the Seventh Amendment has not occurred.

      (k) "Payment Obligations" means Wyeth's obligations to make payments to or deposits into the Supplemental Class Settlement Fund, pursuant to and on the terms contained in Section V.A of the Seventh Amendment.

                                   EXHIBIT C

      (l) "Permitted Assets" means any of the following (a) readily marketable direct obligations of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the United States, maturing within 365 days of purchase, (b) certificates of deposit of or time deposits maturing within 365 days of purchase with any commercial bank that (i) has deposits insured by the Federal Deposit Insurance Corporation,
(ii) is organized under the laws of the United States or any state thereof,
(iii) has a minimum long-term rating of "A-3" (or the then equivalent) by Moody's and a long-term rating of "A-" (or the then equivalent) by Standard & Poor's, and (iv) has combined capital and surplus of at least $10 billion, (c) commercial paper issued by any corporation organized under the laws of any state of the United States and rated at least "Prime-1" short-term (or the then equivalent grade) and A-3 long-term (or the then equivalent grade) by Moody's or "A-1" short-term (or the then equivalent grade) and "A-" long-term (or the then equivalent grade) by Standard & Poor's, in each case with a maturity of not more than 180 days from the date of acquisition thereof, and (d) investments, classified as current assets of Wyeth or any of its subsidiaries under GAAP, in money market investment programs registered under the Investment Company Act of 1940, as amended, which are administered by financial institutions that have the highest short-term rating obtainable from either Moody's or Standard & Poor's, and the portfolios of which are limited solely to assets of the character, quality and maturity described in clauses (a), (b) and (c) of this definition.

      (m) "Permitted Entitlement Order" has the meaning specified in Section 2.5(a).

      (n) "Person" means any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

      (o) "SALC" means the Seventh Amendment Liaison Committee constituted pursuant to Section IV.D of the Seventh Amendment.

      (p) "Security Fund" means the Security Fund established pursuant to and as defined in the Security Agreement.

      (q) "Settlement Fund Escrow Agent" means PNC Advisors, N.A., as account administrator and escrow agent with respect to the Supplemental Settlement Fund.

      (r) "Seventh Amendment Matrix Obligations" means Wyeth's obligation to make deposits to fund the payment of Seventh Amendment Matrix Compensation Benefits pursuant to the provisions of Section IX.B of the Seventh Amendment.

      (s) "Seventh Amendment Security Fund" means the escrow account bearing account number __________ maintained with the Security Fund Escrow Agent, which will secure Wyeth's Payment Obligations.

      (t) "Seventh Amendment Security Fund Amount" means the sum of the outstanding balance of cash, Permitted Assets and other property credited to the Seventh Amendment Security Fund on the date of determination.

                                    EXHIBIT C

      (u) "Sixth Amendment" means the Sixth Amendment to the Nationwide Class Action Settlement Agreement with Wyeth (f/k/a American Home Products Corporation), approved by the Court on March 12, 2003 in PTO No. 2778.

      (v) "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

      (w) "UCC" means the Uniform Commercial Code as in effect in the State of Delaware, or any successor statute, or any comparable law, as the same may from time to time be amended, supplemented or otherwise modified and in effect in such jurisdiction.

      (x)   "United States" and "U.S." each means United States of America.

      (y) "US$" and "$" each means United States dollars.

      Section 1.3 Interpretation.

      (a) Unless otherwise indicated to the contrary herein by the context or use thereof: (i) the words, "herein," "hereto," "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; and (ii) words importing the singular shall also include the plural, and vice versa.

      (b) All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 1, 8, or 9 of the UCC and not specifically defined herein are used herein as defined in such
Article 1, 8 or 9.

                                   ARTICLE II
                                  ESCROW AGENT

      Section 2.1 Appointment of Escrow Agent. (a) The Fund Administrator and Wyeth hereby appoint Wilmington Trust Company as escrow agent with respect to the Seventh Amendment Security Fund in accordance with the terms and conditions set forth herein for the purposes set forth herein and in Section VI of the Seventh Amendment, and Wilmington Trust Company hereby accepts such appointment for the benefit of the Supplemental Settlement Fund. The appointment of the Security Fund Escrow Agent herein shall be effective upon the approval of this Agreement by the Court.

      (b) The Security Fund Escrow Agent shall operate under the supervision of the Court and subject to the terms of the Seventh Amendment. The Court shall have continuing exclusive jurisdiction over the Seventh Amendment Security Fund and its operation, and shall have the exclusive authority to enforce and interpret the provisions hereof and of the Seventh Amendment.

      Section 2.2 Limited Responsibility of Escrow Agent. It is understood and agreed that:

      (a) The Security Fund Escrow Agent shall not be liable for any action taken or omitted in reliance upon any written notice, request, direction, instruction, certificate, or other

                                    EXHIBIT C
instrument or document (whether in its original or facsimile form) reasonably believed by it to be genuine and signed by the proper party or parties.

      (b) The Security Fund Escrow Agent shall be entitled to receive and to rely conclusively upon advice of counsel regularly retained by it in respect of escrow matters, and the Security Fund Escrow Agent shall not be liable for any action taken or omitted in good faith pursuant to such advice.

      (c) The Security Fund Escrow Agent shall be obligated to exercise reasonable care and diligence in carrying out the provisions of this Agreement (but in any event shall be liable only for its willful misconduct or gross negligence), provided that in no event shall the Security Fund Escrow Agent incur any liabilities if by reason of any provisions of any present law or regulation or order of the United States of America, or any state or political subdivision thereof or any court of competent jurisdiction, it shall be prevented or forbidden from doing or performing any act or thing that this Agreement provides shall be done or performed, nor shall it incur any liability by reason of any delay in the performance or non-performance of any act or thing, which this Agreement provides shall be done or performed, as a result of the aforesaid, except as such are caused by its own willful misconduct or gross negligence. In no event shall the Security Fund Escrow Agent be liable for special, indirect or consequential damages or lost profits or loss of business arising under or in connection with this Agreement. The Security Fund Escrow Agent shall not be obligated to take any action that it reasonably believes is contrary to such laws, regulations or orders.

      (d) The Security Fund Escrow Agent shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement.

      (e) If the Security Fund Escrow Agent should at any time be confronted with an Adverse Claim or any inconsistent claims or demands to the property held in escrow hereunder, the Security Fund Escrow Agent shall have the right to interplead the disputing parties in the United States District Court for the Eastern District of Pennsylvania and request that such court determine such respective rights of said parties with respect to this Agreement, and upon doing so, the Security Fund Escrow Agent automatically shall be released from any duties, obligations or liability of any kind as a consequence of any such claims or demands.

      (f) No provision of this Agreement shall require the Security Fund Escrow Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

      Section 2.3 Indemnity. The Security Fund Escrow Agent shall be indemnified and held harmless by Wyeth from and against all costs, damages, judgments, attorneys' fees, expenses (including expenses of interpleader referred to in Section 2.2(e)), obligations, and liabilities of every kind and nature which the Security Fund Escrow Agent may incur, sustain, or be required to pay in connection with or arising out of this Agreement, except any such costs, damages, judgments, attorneys' fees, expenses, obligations and liabilities which shall arise from or by reason of its willful misconduct or gross negligence. To secure such indemnification and

                                    EXHIBIT C
to satisfy its compensation hereunder, the Security Fund Escrow Agent is hereby given a first lien upon, and the right to reimbursement therefor out of, the Seventh Amendment Security Fund. The terms of this Section shall survive termination of this Agreement.

      Section 2.4 Resignation; Removal. (a) The Security Fund Escrow Agent may resign from this Agreement, and thereby become discharged from the obligations hereby created, by notice in writing given to the Fund Administrator, Wyeth, Class Counsel, the SALC and the Court not less than 60 days before such resignation is to take effect; provided, however that such resignation shall not be effective before the date a successor Security Fund Escrow Agent has been designated and qualified to serve.

      (b) The Security Fund Escrow Agent may be removed from this Agreement at any time and thereby become discharged from the obligations hereby created subsequent to the date of such discharge, by order of the Court for good cause shown.

      Section 2.5 Investments in Permitted Assets.

      (a) Subject to the limitations contained in Section 3.1(d) and unless and until the Security Fund Escrow Agent receives a Notice of Nonpayment from the Fund Administrator or a notice of default from the Trust pursuant to Section
3.4 directing the Security Fund Escrow Agent to transfer all or a portion of the Seventh Amendment Security Fund Amount to the Supplemental Settlement Fund or the Trust, as the case may be, the Security Fund Escrow Agent will comply with all written notifications or entitlement orders originated by Wyeth which direct the Security Fund Escrow Agent to invest or reinvest in Permitted Assets or to sell, transfer, or redeem any property in the Seventh Amendment Security Fund in connection with Wyeth's Payment Obligations (each a "Permitted Entitlement Order") without further consent by the Fund Administrator, the Trust or any other Person. To that end, the Security Fund Escrow Agent is directed to liquidate any securities and other property (other than cash) from the Seventh Amendment Security Fund and invest the proceeds thereof in Permitted Assets as directed by Wyeth. The Security Fund Escrow Agent may sell such investments from time to time as required to disburse funds in accordance with this Agreement. All such investments (including principal, interest, and sale proceeds) shall at all times constitute a part of the Seventh Amendment Security Fund Amount, and all income and profits on such investments shall be credited to, and losses thereon shall be charged against, the Seventh Amendment Security Fund.

      (b) Distributions by the Security Fund Escrow Agent to Wyeth pursuant to a Permitted Entitlement Order in accordance with Section 3.1(d) shall be made to Wyeth to its deposit account (account no. 123-000-123) maintained by JP Morgan Chase Bank or to such other account as shall be specified in such Permitted Entitlement Order.

      Section 2.6 Tax Reporting. (a) Title to all Permitted Assets and other property, including all income earned and other property distributed with respect thereto, held in the Seventh Amendment Security Fund by the Security Fund Escrow Agent shall reside in Wyeth. All items of income, gain, expense and loss recognized in the Seventh Amendment Security Fund shall be reported to the Internal Revenue Service and all relevant state and local taxing authorities under the name and taxpayer identification number of Wyeth, and Wyeth shall be

                                    EXHIBIT C
responsible for the payment of all federal, state and local taxes payable with respect to or on account of the Seventh Amendment Security Fund. The taxpayer identification number of Wyeth is 13-2526821.

      (b) All federal, state and local taxes attributable to the Seventh Amendment Security Fund Amount, whether payable by Wyeth or by the Seventh Amendment Security Fund, shall be paid from the Seventh Amendment Security Fund. The Security Fund Escrow Agent shall promptly pay, or reimburse Wyeth for, any and all federal, state and local taxes attributable to the Seventh Amendment Security Fund Amount out of the funds deposited in the Seventh Amendment Security Fund.

      Section 2.7 Segregated Account. (a) The Seventh Amendment Security Fund Amount held in the Seventh Amendment Security Fund shall be held separately from all other funds or accounts held by the Security Fund Escrow Agent.

      (b) For its services, the Security Fund Escrow Agent shall receive fees in accordance with a schedule to be agreed upon in writing by the parties hereto or, in the absence of any such agreement, approved by the Court. All such fees shall constitute a direct charge against the Seventh Amendment Security Fund.

      Section 2.8 Statements, Confirmations and Notices of Adverse Claims. The Security Fund Escrow Agent will send copies of all statements and confirmations concerning the Seventh Amendment Security Fund to Wyeth, the Fund Administrator, Class Counsel, the SALC and the Trust at their notice addresses set forth below. If any Person asserts any Adverse Claim against the Seventh Amendment Security Fund or in any Seventh Amendment Security Fund Amount carried therein, the Security Fund Escrow Agent will promptly notify the Fund Administrator and Wyeth thereof. The Security Fund Escrow Agent will promptly provide to Wyeth, Class Counsel, and the SALC all statements, reports, documents and/or other information requested by Wyeth in connection with any tax matters that arise related to the Seventh Amendment Security Fund.

                                    EXHIBIT C

                                   ARTICLE III
                         SEVENTH AMENDMENT SECURITY FUND

      Section 3.1 Establishment and Terms of Seventh Amendment Security Fund.

      (a) Establishment of Seventh Amendment Security Fund. The Security Fund Escrow Agent has established and shall maintain the Seventh Amendment Security Fund.

      (b) Deposits into the Seventh Amendment Security Fund. Within ten Business Days after the date of Trial Court Approval of the Seventh Amendment, Wyeth shall transfer to the Security Fund Escrow Agent for credit to the Seventh Amendment Security Fund cash and/or Permitted Assets in an amount that is equal to $1.275 billion minus the sum of Wyeth's Payment Obligations that have been paid as of such date.

      (c) Grant of Security. (i) Wyeth hereby pledges, assigns and grants to the Fund Administrator on behalf of the Supplemental Class Settlement Fund a security interest in all of Wyeth's right, title and interest in and to all cash, Permitted Assets and other financial assets from time to time standing to the credit of the Seventh Amendment Security Fund, all security entitlements with respect to such Seventh Amendment Security Fund and the proceeds of all of the foregoing (collectively, the "Collateral"). Wyeth also hereby pledges, assigns and grants to the Trustees on behalf of the Trust a security interest in all of Wyeth's right, title and interest in and to the Collateral, subject to subsection (c)(iii) below.

            (ii)  The security interest in the Collateral granted hereby shall
(A) in the case of the Supplemental Class Settlement Fund, secure Wyeth's Payment Obligations, and (B) in the case of the Trust, secure Wyeth's Seventh Amendment Matrix Obligations.

            (iii) The security interest in the Collateral granted to the Trustees on behalf of the Trust pursuant to subsection (c)(i) above shall be subordinate to the security interest granted to the Fund Administrator on behalf of the Supplemental Settlement Fund therein, and shall not be enforceable until such time as the Fund Administrator has substantially completed the distribution of amounts in the Supplemental Settlement Fund to Category One Class Members and delivered a certification thereof to the Court and the Security Fund Escrow Agent. Upon delivery of such certification to the Court, the Trust shall have the rights and remedies available to the Fund Administrator under Section 3.3(b).

            (iv) Wyeth will take all action which is reasonably necessary to ensure that the Fund Administrator and the Trust have a continuing perfected security interest in the Collateral, as their interests appear, while the Seventh Amendment Security Fund is in effect. In furtherance but without limitation of the foregoing, Wyeth hereby authorizes the Fund Administrator or the Trustees, as the case may be, at any time and from time to time to file in any filing office in any jurisdiction any initial financing statements, amendments thereto and continuation statements that (i) indicate the Collateral and (ii) provide any other information required by part 5 of Article 9 of the UCC.

                                    EXHIBIT C

            (v) Except to the extent expressly provided herein, the security interest created hereby shall not apply to the Security Fund and the Collateral, as defined in the Security Agreement, and the Trust shall have no rights therein or claim thereto.

      (d) Withdrawals by Wyeth from the Seventh Amendment Security Fund. (i) Without limiting the transfer provisions of Section 3.2, Wyeth shall be entitled, from time to time, to withdraw income earned with respect to the Seventh Amendment Security Fund Amount and other amounts in excess of Wyeth's unpaid Payment Obligations pursuant to this subsection (d). If at any time the balance of the Seventh Amendment Security Fund exceeds 100% of the amount of Wyeth's Payment Obligations that are unpaid at such time, Wyeth may withdraw, at its option, free of any Lien, cash and/or Permitted Assets from the Seventh Amendment Security Fund, provided that:

            (A) The balance of the Seventh Amendment Security Fund taking into account such withdrawal must equal or exceed 100% of the amount of Wyeth's unpaid Payment Obligations;

            (B) Wyeth may make such withdrawals no more frequently than once monthly; and

            (C) At any time that the balance of the Seventh Amendment Security Fund is less than or equal to $255 million, no further withdrawals shall be permitted.

      (ii) The Security Fund Escrow Agent shall, from time to time, pay to Wyeth such excess amounts, within five days following delivery of a notice of withdrawal from Wyeth, to such account as directed by Wyeth.

      (iii) Notwithstanding the provisions of clause (d)(i) above, in the event the Seventh Amendment Security Fund Amount is less than $255 million then Wyeth shall, within 30 days following a written request from the Fund Administrator, pay to the Security Fund Escrow Agent for deposit into the Seventh Amendment Security Fund an amount equal to the difference between $255 million and such Seventh Amendment Security Fund Amount.

      (e) Termination of Seventh Amendment Security Fund. The Seventh Amendment Security Fund and the Liens granted pursuant to Section 3.1(c) shall terminate and be released on:

            (i) the date of delivery by Wyeth to the Settlement Fund Escrow Agent and the Security Fund Escrow Agent of a Notice of Walkaway or Non-approval stating that Final Judicial Approval of the Seventh Amendment has not occurred; or

            (ii)  June 30, 2012, whichever date is earlier.

Upon termination of the Seventh Amendment Security Fund pursuant to this Section, the Security Fund Escrow Agent shall pay to Wyeth the Seventh Amendment Security Fund

                                    EXHIBIT C

Amount, within five days of a notice from Wyeth to such effect, to such account as directed by Wyeth.

      Section 3.2 Payment of Settlement Fund Obligations. Wyeth shall be entitled to satisfy its Payment Obligations from funds and other property credited to the Seventh Amendment Security Fund from time to time. Upon written transfer instructions from Wyeth to the Security Fund Escrow Agent, delivered at least five days prior to a date on which Wyeth is required to make any deposit or payment in respect of its Payment Obligations and setting forth the amount of such deposit or payment, the Security Fund Escrow Agent is hereby authorized and directed to transfer to the Settlement Fund Escrow Agent for credit to the Supplemental Class Settlement Fund, on the date such deposit or payment is required to be made and to the extent funds are available in the Seventh Amendment Security Fund, cash in the amount of such required deposit or payment.

      Section 3.3 Remedies upon Default. If a Notice of Nonpayment shall have been delivered to Wyeth and the Security Fund Escrow Agent by the Fund Administrator and the payment default referred to therein shall be continuing after five days from the date of such Notice:

      (a) The Fund Administrator, prior to exercising its rights under Section XVI.A of the Seventh Amendment, shall request the Security Fund Escrow Agent to exercise the remedies of the Fund Administrator under Sections 3.3(b) and (c), and the Security Fund Escrow Agent shall exercise such remedies in order to cure the payment default specified in the Notice of Nonpayment. If the Security Fund Escrow Agent is unable to so exercise such remedies and cure such payment default, it shall notify the Fund Administrator, Class Counsel, the SALC and Wyeth thereof. In such event the Fund Administrator may but shall not be required to exercise its rights under Section XVI.B of the Seventh Amendment.

      (b) The Fund Administrator may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC, and the Security Fund Escrow Agent shall upon specific instructions from the Fund Administrator, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Fund Administrator's or the Security Fund Escrow Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Fund Administrator may deem commercially reasonable. Wyeth agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Wyeth of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Fund Administrator shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Fund Administrator may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

      (c) Any cash held by the Security Fund Escrow Agent as Collateral and all cash proceeds received by the Security Fund Escrow Agent in respect of any sale of, collection from,

                                    EXHIBIT C
or other realization upon all or any part of the Collateral shall be transferred to the Supplemental Settlement Fund in an amount sufficient to cure the payment default referred to in the Notice of Nonpayment. Any surplus of such cash or cash proceeds held by the Security Fund Escrow Agent and remaining after payment in full shall be deposited into the Seventh Amendment Security Fund and held by the Security Fund Escrow Agent as Collateral pursuant to the terms of this Agreement.

      Section 3.4 Remedies Available to Trust. (a) Subject to Section 3.1(c)(iii), upon a default by Wyeth with respect to any of its Seventh Amendment Matrix Obligations, the Trustees shall deliver a notice of such default to Wyeth and the Security Fund Escrow Agent. Such notice shall specify the nature of the default and the amount of the deposit to the Trust required to be made by Wyeth in order to cure such default.

      (b) In the event Wyeth has not cured such default within ten days following its receipt of the notice described in subsection (a) above, the Trust shall have the rights and remedies of a secured party upon default under the U.C.C. and shall with specific written instructions request the Security Fund Escrow Agent to exercise, with respect to the Collateral, the rights of the Fund Administrator, as described in Section 3.3(b) and to cure such default, and the Security Fund Escrow Agent shall exercise such remedies in order to cure the payment default specified in the notice of default. Any cash held by the Security Fund Escrow Agent as Collateral and all cash proceeds received by the Security Fund Escrow Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be transferred to the Trust in an amount sufficient to cure the payment default referred to in the notice of default provided by the Trust pursuant to Section 3.4(a). Any surplus of such cash or cash proceeds held by the Security Fund Escrow Agent and remaining after payment in full of the defaulted amount shall be deposited into the Seventh Amendment Security Fund and held by the Security Fund Escrow Agent as Collateral pursuant to the terms of this Agreement.

                                   ARTICLE IV
                                  MISCELLANEOUS

      Section 4.1 Termination. This Agreement shall continue in effect until, but shall terminate on the date of the earliest to occur of the events referred to in Section 3.1(e). Upon such termination, the Fund Administrator shall execute and deliver to Wyeth such documents as Wyeth shall reasonably request to evidence the release of the Supplemental Settlement Fund and the release of the Seventh Amendment Security Fund from the security interest granted hereby.

      Section 4.2 Amendments. No amendment, modification or termination of this Agreement shall be binding on any party hereto unless it is in writing and is signed by each of the parties hereto, and any attempt to so amend, modify or terminate except pursuant to such a writing shall be null and void. No waiver of any rights hereunder shall be binding on any party hereto unless such waiver is in writing and signed by the party against whom enforcement is sought.

                                    EXHIBIT C

      Section 4.3 Wyeth's Obligations Not Affected. The obligations of Wyeth under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any amendment or modification of or addition or supplement to the Seventh Amendment, except to the extent Wyeth's obligations hereunder are modified or amended thereby; (b) any exercise or non-exercise by the Fund Administrator of any right, remedy, power or privilege under or in respect of this Agreement or the Seventh Amendment, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or the Seventh Amendment; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Wyeth, whether or not the Security Fund Escrow Agent or the Fund Administrator shall have notice of any of the foregoing.

      Section 4.4 Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

      Section 4.5 Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives.

      Section 4.6 Notices. Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or upon receipt of notice sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth on Annex A hereto (or such other address as may be specified in a notice in the manner set forth above).

      Section 4.7 Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Counterparts may be exchanged by telecopier, with originals to be delivered promptly thereafter.

      Section 4.8 Choice of Law. This Agreement shall be governed by the law of the State of Delaware.

                                    EXHIBIT C

      IN WITNESS WHEREOF, the parties hereto have duly executed this Seventh Amendment Security Fund Agreement as of the day and year first above written.

                                             WYETH

                                             By ________________________________
                                                Title:

                                             HEFFLER, RADETICH AND SAITTA, L.L.P

                                             By ________________________________
                                                Title:

                                             WILMINGTON TRUST COMPANY

                                             By ________________________________
                                                Title:

                                             CLASS COUNSEL

                                             By ________________________________

                                             Michael D. Fishbein, Esquire
                                             LEVIN, FISHBEIN, SEDRAN & BERMAN

                                             SEVENTH AMENDMENT LIAISON COMMITTEE

                                             By ________________________________

                                             Wayne R. Spivey, Esquire
                                             SHRAGER, SPIVEY & SACHS

                                    EXHIBIT C

                                                                         ANNEX A

                              Addresses for Notices

If to Wyeth:                               Wyeth
                                           Five Giralda Farms
                                           Madison, NJ 07940
                                           Attn: Senior Vice President and
                                                 General Counsel

                                           Telecopy: 973-660-7150

                                           With copy to:
                                           Vice President and Treasurer
                                           Telecopy: 973-660-7174

If to the Fund Administrator:              Heffler, Radetich and Saitta, L.L.P.
                                           1515 Market Street, Suite 1700
                                           Philadelphia, PA 19102
                                           Attn.: Edward J. Radetich, Jr., CPA
                                           Telecopy: 215-665-0613

If to the Security Fund Escrow Agent:      Wilmington Trust Company
                                           Rodney Square North
                                           1100 North Market Street
                                           Wilmington, DE  19890
                                           Attn.: Corporate Trust Custody
                                           Telecopy: 302-636-4149

If to the Settlement Fund Escrow Agent:    PNC Advisors, N.A.
                                           [address]

                                           Attn.:
                                           Telecopy:

If to the Trust:                           c/o Wolf, Block, Schorr & Solis-Cohen
                                           1650 Arch Street, 22nd Floor
                                           Philadelphia, PA  19103
                                           Attn.: Andrew A. Chirls, Esq.
                                           Telecopy:

                                    EXHIBIT C

If to Class Counsel:                       Levin, Fishbein, Sedran & Berman
                                           510 Walnut Street, Suite 500
                                           Philadelphia, PA 19106
                                           Attn.: Michael D. Fishbein, Esq.
                                           Telecopy:

If to the SALC:                            Seventh Amendment Liaison Committee
                                           c/o Shrager, Spivey & Sachs
                                           Two Commerce Square, 32nd Floor
                                           2001 Market Street
                                           Philadelphia, PA  19103
                                           Attn. Wayne R. Spivey, Esq.
                                           Telecopy:

                                    EXHIBIT C

                            [Claims Facility Header]

[Date]

Class Member Name
Address

RE:   ____________ PAYMENT
      DIET DRUG RECIPIENT: [CLASS MEMBER NAME]
      CLAIM NUMBER: [DDR]

Dear [Class Member Name]:

      You are a Category [One/Two] Class Member under the Nationwide Class Action Settlement Agreement, as amended by the Seventh Amendment, relating to the diet drugs Pondimin(R) and Redux(TM) (the "Diet Drugs"). The [Trust/Fund Administrator] has reviewed the documents you submitted and has determined at this time that you are eligible for a benefit under the Settlement Agreement in the amount provided for on the enclosed check. Capitalized terms in this letter have the meanings given them in the Settlement Agreement, as amended.

      As a Class Member, you are subject to all of the terms of the Settlement Agreement, regardless of whether you cash the enclosed check. As a result, you are entitled to the benefits provided to eligible Class Members under the Settlement Agreement, and are bound by all of its restrictions. You can refer to the Court-approved Notices previously mailed to you for more detail on those provisions. If you would like another copy of the most recent Notice, or of the entire Settlement Agreement, contact the AHP Settlement Trust at 1-800-386-2070, or visit the Trust's official website at www.settlementdietdrugs.com.

      As more specifically set out in the Settlement Agreement and in the Court-approved Notices, your endorsement and cashing of the enclosed check constitutes your confirmation that you:

      (a) release and forever discharge Wyeth and all Released Parties from: all Settled Claims; all claims arising from any acts or omissions of the Trust, its officers, agents, employees, attorneys and all other persons acting or purporting to act on the Trust's behalf; and all claims arising out of Wyeth's role in drafting, negotiating, obtaining approval of, or the administration of the Settlement Agreement;

      (b) reaffirm each and every release previously provided for the benefit of each and every Released Party from each and every Settled Claim, notwithstanding any event, act, transaction or thing prior to the execution of the Seventh Amendment, including, without limitation, the manner in which the Settlement Agreement was negotiated, the alleged inadequacy

                                    EXHIBIT D
            of representation provided to Class Members in connection with the negotiation of the Settlement Agreement, the alleged inadequacy of notice provided to the Class in connection with the Settlement Agreement, the process by which the Settlement Agreement was approved, the payment of claims to Class Members not qualified to receive benefits under the Settlement Agreement, and any alleged inadequacy of funds available to the Trust to pay all claims for Matrix Compensation Benefits;

      (c) agree not to bring any legal action against any Trustee of the Trust or any officer or employee of the Trust arising from the performance of their duties under the Settlement Agreement as to which the Trustee and/or Trust officer or employee of the Trust may have a right of indemnity against the Trust, or against the Trust with respect to any such claims (neither this clause nor any other clause bars you from collecting benefits under the Settlement Agreement to which you are expressly entitled);

      (d) agree not to initiate, assert, maintain or prosecute any claim released by the foregoing clauses, seek to enforce any such right or claim, including by action, motion, appeal or any other manner, or attempt to establish a right not to be bound by the Settlement Agreement, and waive and relinquish any right under any applicable law not to be bound by the Settlement Agreement which might be established on behalf of Class Members by action taken by any other person; and

      (e) agree that you will satisfy from the funds provided to you with this letter, any lawful reimbursement or "subrogation" claims of private insurers or governmental agencies or programs (such as Medicare) that have provided medical services to you or paid for your medical care in connection with any health problem arising out of or relating to the Diet Drugs.

      You have _____ days to cash this check. If you do not do so by that deadline, you may lose your eligibility for this benefit. Under the Settlement Agreement and the Court's Orders approving it, the above terms apply to you regardless of whether you actually cash the enclosed check.

      If you have any questions regarding any of the above, consult your attorney or call 1-800-___-____ and refer to the Claim Number above, or contact us through our web site at [www.__________].

Sincerely,

[Trust/Fund Administrator]

                                    EXHIBIT D

                           CATEGORY TWO ELECTION FORM

The purpose of this Form is to permit Category One Class Members to become Category Two Class Members and to receive the Minimum Payment Amount of $2,000, plus the Cash/Medical Services Benefit, without further medical review or audit of their claim, provided that they have appropriately documented Diet Drug use and a diagnosis of FDA Positive regurgitation after Diet Drug use and before the close of the Screening Period.

                                  INSTRUCTIONS

1.    Complete this Form in its entirety. Print or type all information.

2. The Class Member and the Class Member's attorney, if the Class Member is represented, must read, sign, and date this Form.

3. Return the completed Form to: Fund Administrator [Address to be determined]. THE FORM MUST BE POSTMARKED NO LATER THAN [DATE] , OR IT IS NOT EFFECTIVE.

4. If the Seventh Amendment receives Final Judicial Approval, this Election is final and binding and cannot be retracted after it is transmitted to the Fund Administrator.

                             IDENTIFYING INFORMATION

-------------------------------------------------------------------------------------------------------------------------------
NAME OF CLASS MEMBER          |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |      |  |  |  |  |   |  |   |  |  |
                              -------------------------------------------------   ---------      ------------------------------
                              First Name                                          MI             Last Name
-------------------------------------------------------------------------------------------------------------------------------
ADDRESS OF CLASS MEMBER       |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
                              Street Address
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |
                              -----------------------------------------------------   ---------   -----------------------------
                              City                                                    State       Zip Code
-------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER        |   |   |   |  -  |   |   | -       CLAIM NUMBER        |   |   |   |   |   |   |   |   |   |
                              -------------------------------     (IF AVAILABLE)       -------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
NAME OF ATTORNEY (IF ANY)     |   |   |   |   |   |   |   |   |   |   |   |   |   |   |     |   |   |     |   |   |   |   |   |
                              ---------------------------------------------------------     ---------     ---------------------
                              First Name                                                    MI            Last Name
-------------------------------------------------------------------------------------------------------------------------------
NAME OF LAW FIRM              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
                              Law Firm
-------------------------------------------------------------------------------------------------------------------------------
ADDRESS OF LAW FIRM           |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |    |   |   |   |   |   |  |
                              -------------------------------------------------------------------------------------------------
                              Street Address
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |
                              -----------------------------------------------------   ---------   -----------------------------
                              City                                                    State       Zip Code
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY'S TELEPHONE NUMBER   |  |  |  |  |  |  |  | - |  |  |                       |   |   |   |   |   |   |   |   |   |
                              ----------  -------------------- ATTORNEY'S FACSIMILE  -------------------------------------
                              Area Code Phone Number                  NUMBER         Area Code Phone Number
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY'S EMAIL ADDRESS      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
                              E-mail
-------------------------------------------------------------------------------------------------------------------------------

                                    ELECTION

By my signature below, I hereby elect to withdraw the Matrix Claim that qualified me as a Category One Class Member, as described in Section III.A.1 of the Seventh Amendment to the Settlement Agreement. I wish to receive the $2,000 Matrix Election Payment described in Section VIII.C of the Seventh Amendment, the Cash/Medical Services Benefit if not previously paid to me (provided that I have appropriately documented Diet Drug use and a diagnosis of FDA Positive regurgitation before the close of the Screening Period), and other benefits as a Category Two Class Member for which I become eligible, provided that the Seventh Amendment receives Final Judicial Approval. I understand that I am giving up any rights and/or benefits that I may have had as a Category One Class Member. I further understand that this Election is final and binding, if the Seventh Amendment receives Final Judicial Approval, and that once it is transmitted to the Fund Administrator, it cannot be retracted. I have had the opportunity to consult with my attorney identified above, or to retain an attorney to advise me, and make this request voluntarily and with full knowledge of the consequences of my actions.

SIGNATURE: __________________________________  DATE: ________/________/_________
                     Class Member                    (month)   (day)    (year)

SIGNATURE: __________________________________  DATE: _________/________/________
                   Attorney (if any)                  (month)   (day)    (year)

                                    EXHIBIT E

                         RELEASE AND COVENANT NOT TO SUE

THE DIET DRUG RECIPIENT ("DDR") OR AUTHORIZED REPRESENTATIVE CLAIMANT MUST COMPLETE AND SIGN THIS RELEASE FORM AND RETURN IT TO THE FUND ADMINISTRATOR BEFORE THAT CATEGORY ONE CLASS MEMBER MAY RECEIVE ANY PORTION OF AN INDIVIDUAL PAYMENT AMOUNT FROM THE SUPPLEMENTAL CLASS SETTLEMENT FUND. AN ATTORNEY FOR THE DDR OR REPRESENTATIVE CLAIMANT MUST COMPLETE AND SIGN THE ATTORNEY SECTION OF THIS FORM.

                      CLASS MEMBER IDENTIFYING INFORMATION

   (AN ATTORNEY MAY NOT SIGN THIS SECTION OF THIS FORM ON BEHALF OF A CLIENT, UNLESS THE ATTORNEY QUALIFIES AS A REPRESENTATIVE CLAIMANT PURSUANT TO THE
                              SETTLEMENT AGREEMENT)

-------------------------------------------------------------------------------------------------------------------------------
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
NAME OF DDR                   -----------------------------------------   ---------   -----------------------------------------
                              First Name                                  MI          Last Name
-------------------------------------------------------------------------------------------------------------------------------
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
                              Street Address
ADDRESS OF DDR
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |   |
                              --------------------------------------------------  ---------   ---------------------------------
                              City                                                State       Zip Code
-------------------------------------------------------------------------------------------------------------------------------
                              (   |   )   |   |   | - |   |   |   |   DATE OF BIRTH OF DDR    |   |   /   |   |   |   |   |   |
                              -------------------------------------                           ---------------------------------
TELEPHONE NUMBER OF DDR       Area Code Phone Number                                          Date of Birth - MM/DD/YYYY)
-------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER OF     |   |   |   | - |   |   | - |   |   |  CLAIM NUMBER/DDR NUMBER (IF   18300 - |  |   |   |   |   |
DDR                           -------------------------------------  AVAILABLE)                            --------------------
-------------------------------------------------------------------------------------------------------------------------------

IF YOU ARE COMPLETING THIS FORM AS THE REPRESENTATIVE CLAIMANT (I.E., ESTATE, ADMINISTRATOR, OR OTHER LEGAL REPRESENTATIVE, HEIR, OR BENEFICIARY OF A DIET DRUG RECIPIENT), YOU MUST COMPLETE ALL OF THE FOLLOWING. YOU ALSO MUST ATTACH A COPY OF THE ORDER OR DOCUMENT AUTHORIZING YOU TO ACT AS THE REPRESENTATIVE CLAIMANT OF THE DIET DRUG RECIPIENT IDENTIFIED ABOVE.

-------------------------------------------------------------------------------------------------------------------------------
NAME OF REPRESENTATIVE        |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
CLAIMANT (IF ANY)             -----------------------------------------   ---------   -----------------------------------------
                              First Name                                  MI          Last Name
-------------------------------------------------------------------------------------------------------------------------------
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
ADDRESS OF REPRESENTATIVE     -------------------------------------------------------------------------------------------------
CLAIMANT                      Street Address

                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |   |
                              --------------------------------------------------  ---------   ---------------------------------
                              City                                                State       Zip Code
-------------------------------------------------------------------------------------------------------------------------------
TELEPHONE NUMBER OF           (   |   )   |   |   | - |   |   |   |   DATE OF BIRTH OF DDR    |   |   /   |   |   |   |   |   |
REPRESENTATIVE CLAIMANT       -------------------------------------   REPRESENTATIVE CLAIMANT   -------------------------------
                              Area Code Phone Number                                          Date of Birth - MM/DD/YYYY)
-------------------------------------------------------------------------------------------------------------------------------
SOCIAL SECURITY NUMBER OF     |   |   |   | - |   |   | - |   |   |   CLAIM NUMBER (IF AVAILABLE) 18300 -  |  |   |   |   |   |
REPRESENTATIVE CLAIMANT       -------------------------------------   OF REPRESENTATIVE CLAIMANT           --------------------
-------------------------------------------------------------------------------------------------------------------------------
RELATIONSHIP TO DDR           |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                  CLASS MEMBER RELEASE AND COVENANT NOT TO SUE
          (SEE ATTACHMENT A FOR DEFINITIONS OF TERMS USED IN THIS FORM)

I have received and had an opportunity to read Parts I and II of the "Official Court Notice of the Seventh Amendment to the Nationwide Class Action Settlement" relating to the Nationwide Class Action Settlement Agreement, as amended (the "Settlement Agreement"). I have executed and am submitting this Form to obtain the benefits available to me under the Seventh Amendment from the Supplemental Class Settlement Fund. However, I understand that the releases and other provisions of the Seventh Amendment apply to me, regardless of whether I sign and return to the Fund Administrator this Release and Covenant Not to Sue.

I, individually and for my heirs, beneficiaries, agents, estate, executors, administrators, personal representatives, attorneys, successors and assigns, and/or if I am a legal representative of another person, then in that capacity (the "Releasing Parties"), accordingly hereby agree to and affirm all of the following:

1. The following claims of the Releasing Parties are hereby released and forever discharged: all Settled Claims against any Released Party; all claims against any Released Party arising from any acts or omissions of the Trust, its officers, agents, employees, attorneys and all other persons acting or purporting to act on the Trust's behalf; and all claims arising out of Wyeth's role in drafting, negotiating, obtaining approval of, or the administration of the Settlement Agreement. I reaffirm each and every release previously provided for the benefit of each and every Released Party from each and every Settled Claim, notwithstanding any event, act, transaction or thing from the beginning of the world until the Execution Date of the Seventh Amendment, including, without limitation, the manner in which the Settlement Agreement was negotiated, the alleged inadequacy of representation provided to Class Members in

                                        1
                                    EXHIBIT F
      connection with the negotiation of the Settlement Agreement, the alleged inadequacy of notice provided to the Class in connection with the Settlement Agreement, the process by which the Settlement Agreement was approved, the payment of claims to Class Members not qualified to receive benefits under the Settlement Agreement, and any alleged inadequacy of funds available to the Trust to pay all claims for Matrix Compensation Benefits. This Release and Covenant Not to Sue is solely for the benefit of the Released Parties.

2. I shall not initiate, assert, maintain or prosecute any legal action against any Trustee, officer or employee of the Trust arising from the performance of their duties under the Settlement Agreement, as to which the Trustee and/or Trust officer or employee may have a right of indemnity from the Settlement Fund or against the Trust with respect to any such claims; provided, however, that nothing contained herein shall preclude the Releasing Parties from recovering benefits due under the Settlement Agreement, as amended by the Seventh Amendment.

3. I shall not initiate, assert, maintain or prosecute any claim released by the foregoing clauses, seek to enforce any such right or claim, including by action, motion, appeal or any other manner, or attempt to establish a right not to be bound by the Settlement Agreement. I waive and relinquish any right under any applicable law not to be bound by the Settlement Agreement which might be established on behalf of Class Members by action taken by any other person.

4. Nothing in this Release and Covenant Not to Sue shall be interpreted as depriving me of the right to assert and/or enforce by appropriate legal action rights expressly provided to me by the Settlement Agreement, as amended by the Seventh Amendment.

                FURTHER COVENANTS RELATING TO THIRD PARTY CLAIMS

I covenant that:

1. I shall satisfy any lawful outstanding liens or claims, whether currently asserted or unasserted, for reimbursement of medical expenses, including the cost of medical services, by any private subrogee or government entity ("Third Party Payors") that have paid for your medical care or provided medical services in connection with any health problem arising out of or relating to the Diet Drugs, including any claims for reimbursement of medical expenses paid or medical services provided by Medicare, after receipt of payment from the Fund Administrator or the Trust.

2. I shall indemnify and hold harmless the Fund Administrator, the Trust, and Wyeth from and against any claims, suits or demands asserted by any Third Party Payor arising out of or relating to the payment of medical expenses or provision of medical services by such Third Party Payor or the failure of the Fund Administrator or Wyeth to pay the Third Party Payor, including the cost of investigating and defending against such claims, suits or demands, and including any settlement thereof. I am obligated to cooperate as reasonably requested by the indemnitee in such investigation and defense. I acknowledge that the Medicare Secondary Payer Act, 42 U.S.C.
      Section 1395y(b)(2), may permit recovery of double the amount of such expenses paid by Medicare, and I agree that the foregoing indemnity includes the amount of any such double recovery or any other penalty or interest imposed.

3. The U.S. District Court for the Eastern District of Pennsylvania, in Philadelphia, Pennsylvania, shall have the power to enforce the obligations under this Release and Covenant Not to Sue pursuant to the Court's reserved power to enforce the Settlement Agreement.

I HAVE CAREFULLY READ (OR HAVE HAD READ TO ME) THIS RELEASE AND COVENANT NOT TO SUE. I UNDERSTAND THE TERMS OF IT AND AGREE TO BE BOUND BY IT.

SIGNATURE: ______________________________________________  DATE: _________/_________/_________
           Diet Drug Recipient or Representative Claimant        (month)     (day)     (year)

                                        2
                                    EXHIBIT F

                   ATTORNEY FOR DDR OR REPRESENTATIVE CLAIMANT

                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
NAME OF ATTORNEY              -----------------------------------------   ---------   -----------------------------------------
                              First Name                                  MI          Last Name
-------------------------------------------------------------------------------------------------------------------------------
                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
NAME OF LAW FIRM              -------------------------------------------------------------------------------------------------
                              Law Firm
-------------------------------------------------------------------------------------------------------------------------------
ADDRESS OF LAW FIRM           |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
                              Street Address

                              |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |   |
                              --------------------------------------------------  ---------   ---------------------------------
                              City                                                State       Zip Code
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY'S TELEPHONE NUMBER   (   |   )   |   |   | - |   |   |   |   ATTORNEY'S FACSIMILE |   |   |   | - |   |   |   |   |
                              -------------------------------------   NUMBER               ---------------------------------
                              Area Code Phone Number                                       Area Code Phone Number
-------------------------------------------------------------------------------------------------------------------------------
ATTORNEY'S EMAIL ADDRESS      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
                              -------------------------------------------------------------------------------------------------
                              E-mail
-------------------------------------------------------------------------------------------------------------------------------

I ACKNOWLEDGE THAT I AM THE ATTORNEY FOR THE ABOVE NAMED DIET DRUG RECIPIENT OR REPRESENTATIVE CLAIMANT AND AGREE THAT I WILL COMPLY WITH THE TERMS OF THE SEVENTH AMENDMENT IN MAKING DISTRIBUTION OF THE INDIVIDUAL PAYMENT AMOUNT (OR ANY INTERIM DISTRIBUTION THEREOF) FOR SUCH DIET DRUG RECIPIENT OR REPRESENTATIVE CLAIMANT.

SIGNATURE:  ____________________________________________________________       DATE:  _________/_________/_________
                     Attorney for DDR or Representative Claimant                       (month)    (day)     (year)

                                  ATTACHMENT A

1.    "RELEASED PARTIES" shall mean:

      a. Wyeth and each of its subsidiaries, affiliates, and divisions, including, but not limited to, Wyeth-Ayerst Laboratories Division, Wyeth-Ayerst Laboratories Co., Wyeth-Ayerst Pharmaceuticals Inc., and American Cyanamid Corporation, along with each of their respective current and former officers, directors, employees, attorneys, agents, and insurers;

      b. Any and all predecessors, successors, and/or shareholders of Wyeth and each of its subsidiaries, affiliates, and divisions; provided, however, that any such person or entity shall be considered a Released Party only to the extent that such person or entity is sued in its capacity as a predecessor, successor, and/or shareholder of Wyeth or its subsidiaries, affiliates, and divisions;

      c. Any and all suppliers of materials, components, and services used in the manufacture of Pondimin(R) and/or Redux((TM)), including the labeling and packaging thereof, along with each such person's or entity's predecessors, successors, parents, subsidiaries, affiliates, and divisions, and each of their respective current and former shareholders, officers, directors, employees, attorneys, agents, and insurers; provided, however, that no person or entity described in this subsection shall be a Released Party with respect to any claims based upon his, her or its own independent negligence or culpable conduct;

      d. All distributors of Pondimin(R) and/or Redux((TM)), including wholesale distributors, private label distributors, retail distributors, hospitals and clinics, and their respective predecessors, successors, parents, subsidiaries, affiliates, and divisions, and their respective current and former shareholders, officers, directors, employees, attorneys, agents, and insurers; provided that: (1) such persons and entities described in this section shall be a Released Party only as to claims as to which such persons would have a statutory or common-law right of indemnity against Wyeth; (2) no person or entity described in this section shall be a Released Party to the extent that any claim is based upon his, her or its own independent negligence or culpable conduct, including, without limitation, negligence or professional malpractice asserted against hospitals, clinics, and diet centers; and (3) no person or entity described in this section shall be a Released Party with respect to the manufacture, sale, or distribution of any Phentermine hydrochloride or Phentermine resin pharmaceutical product.

      e. All physicians who prescribed, and all pharmacists and pharmacies who dispensed, Pondimin(R) and/or Redux((TM)) to the extent that liability against such physicians, pharmacists or pharmacies is based on:

                  (1) the prescription or dispensing of Pondimin(R) and/or Redux((TM)) in a manner consistent with the product labeling; and/or

                  (2) the prescription or dispensing of Pondimin(R) for any period longer than a "few weeks"; and/or

                                        3
                                    EXHIBIT F

                  (3) the prescription or dispensing of Pondimin(R) and/or Redux((TM)) for concomitant use with Phentermine hydrochloride or Phentermine resin; and/or

                  (4) a claim that the physician's or pharmacist's liability stems solely from having prescribed or dispensed Pondimin(R) and/or Redux((TM)); and/or

                  (5) a claim that the physician's or pharmacist's liability stems solely from the prescription or dispensing of a defective or unreasonably dangerous product.

            Physicians, pharmacists and pharmacies are not Released Parties with respect to any claims based on their independent negligence or culpable conduct, not consisting of the conduct described in paragraphs (1)-(5) of this Subsection 1.e.

      Notwithstanding the foregoing, manufacturers, sellers, wholesalers, or distributors of any Phentermine hydrochloride or Phentermine resin pharmaceutical product are not Released Parties with respect to the manufacture, sale, or distribution of any Phentermine hydrochloride or Phentermine resin pharmaceutical product, and Les Laboratoires Servier S.A. and all of its affiliates and subsidiaries, including, without limitation, Servier S.A.S., Oril, Orsem, Servier Amerique, Science Union et Cie, Institut de Recherches Internationales Servier, Servier Research (collectively hereinafter "Servier") and Interneuron Pharmaceuticals, Inc. (hereinafter "Interneuron") are not Released Parties.

2. "SETTLED CLAIMS" shall mean any and all claims, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future by any or all members of the Settlement Class arising out of or relating to the purchase, use, manufacture, sale, dispensing, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, prescription, ingestion, and labeling of Pondimin(R) and/or Redux((TM)), alone or in combination with any other substance, including, without limitation, any other drug, dietary supplement, herb, or botanical. These "Settled Claims" include, without limitation and by way of example, all claims for damages or remedies of whatever kind or character, known or unknown, that are now recognized by law or that may be created or recognized in the future by statute, regulation, judicial decision, or in any other manner, for:

            a. personal injury and/or bodily injury, damage, death, fear of disease or injury, mental or physical pain or suffering, emotional or mental harm, or loss of enjoyment of life;

            b. compensatory damages, punitive, exemplary, statutory and other multiple damages or penalties of any kind;

            c. loss of wages, income, earnings, and earning capacity, medical expenses, doctor, hospital, nursing, and drug bills;

            d. loss of support, services, consortium, companionship, society or affection, or damage to familial relations, by spouses, parents, children, other relatives or "significant others" of Settlement Class Members;

            e. consumer fraud, refunds, unfair business practices, deceptive trade practices, Unfair and Deceptive Acts and Practices ("UDAP"), and other similar claims whether arising under statute, regulation, or judicial decision;

            f.    wrongful death and survival actions;

            g. medical screening and monitoring, injunctive and declaratory relief;

            h. economic or business losses or disgorgement of profits arising out of personal injury; and

            i.    prejudgment or post-judgment interest.

      Notwithstanding the foregoing, Settled Claims do not include claims based on PPH, including claims for compensatory, punitive, exemplary or multiple damages based on PPH; provided, however, that if a Class Member receives Matrix Compensation Benefits or Seventh Amendment Matrix Compensation Benefits from the Settlement Fund and/or Individual Payment Amounts (including any Interim Distributions) from the Supplemental Class Settlement Fund, he/she may not bring a lawsuit based upon a claim for PPH, unless the Class Member was diagnosed with PPH before the Class Member had left-sided heart valve abnormalities (other than those which produce trivial, clinically insignificant left-sided regurgitation) or Endocardial Fibrosis. In addition, notwithstanding the foregoing, Settled Claims do not include claims arising from the exposure of unborn children, in utero, to Pondimin(R) or Redux(TM), and persons alleging exposure in utero to Pondimin(R) or Redux(TM) shall not be considered Diet Drug Recipients eligible for benefits under this Agreement.

                                        4
                                    EXHIBIT F

                         SEVENTH AMENDMENT OPT-OUT FORM

SEVENTH AMENDMENT OPT-OUT FORM

IF YOU QUALIFY FOR AND WISH TO EXERCISE A SEVENTH AMENDMENT OPT-OUT UNDER THE SEVENTH AMENDMENT TO THE NATIONWIDE CLASS ACTION SETTLEMENT AGREEMENT, YOU MAY USE THIS FORM. YOU MUST BE A DIET DRUG RECIPIENT OR AN AUTHORIZED REPRESENTATIVE CLAIMANT OF A DIET DRUG RECIPIENT TO EXERCISE A SEVENTH AMENDMENT OPT-OUT.

EXECUTING THIS SEVENTH AMENDMENT OPT-OUT FORM IS NOT EQUIVALENT TO OPTING-OUT OF THE CLASS OR OUT OF THE SETTLEMENT. USE THIS FORM ONLY IF YOU DO NOT WANT TO PARTICIPATE IN THE SEVENTH AMENDMENT, AND INSTEAD WANT TO REMAIN SUBJECT TO THE TERMS OF THE SETTLEMENT AGREEMENT IN EFFECT BEFORE THE SEVENTH AMENDMENT.

TO OPT OUT OF THE SEVENTH AMENDMENT, COMPLETE FULLY ALL SECTIONS OF THIS FORM, SIGN IT, DATE IT, AND MAIL OR DELIVER IT TO WYETH AT THE ADDRESS SHOWN BELOW. YOUR MAILING MUST BE POSTMARKED OR DELIVERED TO WYETH NO LATER THAN [DATE] , OR IT WILL NOT BE EFFECTIVE.

IF YOU WISH TO USE THIS FORM TO EXERCISE A SEVENTH AMENDMENT OPT-OUT, THE DIET DRUG RECIPIENT OR AUTHORIZED REPRESENTATIVE CLAIMANT WHO WISHES TO OPT OUT MUST SIGN THIS FORM PERSONALLY. ATTORNEYS MAY NOT SIGN THIS FORM ON BEHALF OF A CLIENT, UNLESS THE ATTORNEY QUALIFIES AS A REPRESENTATIVE CLAIMANT UNDER QUESTION 2 OF THIS FORM.

1. PROVIDE YOUR NAME, ADDRESS, SOCIAL SECURITY NUMBER, DATE OF BIRTH, TELEPHONE NUMBER, AND ANY DDR NUMBER ASSIGNED TO YOU BY THE AHP SETTLEMENT TRUST.

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------   --------------------    ---------------------------------------------
      (First Name)                                            (Middle Initial)        (Last Name)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
      (Street Address)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |   |
      -------------------------------------------------------------   ---------   -------------------------------------
      (City)                                                          (State)     (Zip Code)

      |   |   |   | - |   |   | - |   |   |   |  18300 - |   |   |   |   |   |        |   |   /   |   /   |   |   |   |
      -----------------------------------------          ---------------------        ---------------------------------
      (Social Security Number)                           (Claim Number)               (Date of Birth - MM/DD/YYYY)

      (   |   |   )   |   |   | - |   |   |   |   |       (   |   |   )   |   |   | - |   |   |   |   |
      ---------------------------------------------       ---------------------------------------------
      (Daytime Phone Number & Area Code)                  (Evening Phone Number & Area Code)

2. IF YOU ARE COMPLETING THIS FORM AS THE REPRESENTATIVE CLAIMANT (I.E., ESTATE, ADMINISTRATOR, OR OTHER LEGAL REPRESENTATIVE, HEIR, OR BENEFICIARY OF A DIET DRUG RECIPIENT), YOU MUST COMPLETE ALL OF THE FOLLOWING. YOU ALSO MUST ATTACH A COPY OF THE ORDER OR DOCUMENT AUTHORIZING YOU TO ACT AS THE REPRESENTATIVE CLAIMANT OF THE DIET DRUG RECIPIENT IDENTIFIED ABOVE.

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------   --------------------    ---------------------------------------------
      (First Name)                                            (Middle Initial)        (Last Name)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
      (Street Address)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |   |
      -------------------------------------------------------------   ---------   -------------------------------------
      (City)                                                          (State)     (Zip Code)

      |   |   |   | - |   |   | - |   |   |   |  18300 - |   |   |   |   |   |        |   |   /   |   /   |   |   |   |
      -----------------------------------------          ---------------------        ---------------------------------
      (Social Security Number)                           (Claim Number)               (Date of Birth - MM/DD/YYYY)

      (   |   |   )   |   |   | - |   |   |   |   |       (   |   |   )   |   |   | - |   |   |   |   |
      ---------------------------------------------       ---------------------------------------------
      (Daytime Phone Number & Area Code)                  (Evening Phone Number & Area Code)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
      (Your relationship to the Diet Drug Recipient)

EXHIBIT G

                       Seventh Amendment Opt-Out Form - 1

                         SEVENTH AMENDMENT OPT-OUT FORM

3. IF YOU HAVE A LAWYER IN CONNECTION WITH THE DIET DRUG LITIGATION, LIST HIS/HER NAME, OFFICE ADDRESS, TELEPHONE NUMBER, FAX NUMBER, AND EMAIL ADDRESS, IF ANY. IF YOU DO NOT HAVE A LAWYER, CHECK HERE [] AND LEAVE THIS QUESTION 3 BLANK.

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
      (Law Firm Name)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
      (Attorney's Name)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
       (Street Address)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   | - |   |   |   |   |
      -------------------------------------------------------------   ---------   -------------------------------------
      (City)                                                          (State)     (Zip Code)

      (   |   |   )   |   |   | - |   |   |   |   |       (   |   |   )   |   |   | - |   |   |   |   |
      ---------------------------------------------       ---------------------------------------------
      (Daytime Phone Number & Area Code)                  (Fax Number)

      |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |   |
      -----------------------------------------------------------------------------------------------------------------------------
      (E-mail Address, if any)

4. CERTIFICATION: I HAVE HAD AN OPPORTUNITY TO READ THE OFFICIAL COURT APPROVED NOTICE OF THE SEVENTH AMENDMENT TO THE NATIONWIDE CLASS ACTION SETTLEMENT AGREEMENT, AND TO CONSULT WITH PHYSICIANS AND ATTORNEYS CONCERNING THE TERMS AND CONDITIONS OF THE PROPOSED SEVENTH AMENDMENT. I HEREBY KNOWINGLY AND PERMANENTLY RELINQUISH, WAIVE, AND GIVE UP ALL OF THE RIGHTS THAT I WOULD OTHERWISE HAVE HAD UNDER THE SEVENTH AMENDMENT. I UNDERSTAND THAT BY SIGNING THIS FORM AND EXERCISING MY SEVENTH AMENDMENT OPT-OUT RIGHT, I REMAIN A MEMBER OF THE SETTLEMENT CLASS AND SUBJECT TO ALL THE TERMS OF THE SETTLEMENT AGREEMENT IN EFFECT BEFORE THE SEVENTH AMENDMENT, WITH SUCH RIGHTS, LIMITATIONS, RESTRICTIONS, AND OBLIGATIONS AS I WOULD HAVE OTHERWISE HAD IN THE ABSENCE OF THE SEVENTH AMENDMENT. I AFFIRMATIVELY AND FOREVER OPT OUT OF THE SEVENTH AMENDMENT, WITH FULL KNOWLEDGE OF THE LEGAL, FACTUAL AND MEDICAL CONSEQUENCES OF MY ACTIONS.

                                                                         Date: |   |   /   |   /   |   |   |   |
      _______________________________________________________________          -------------------------
      (Signature of Diet Drug Recipient or Representative Claimant)                (MM/DD/YYYY)

This Form must be mailed or delivered to Wyeth, at the address below, postmarked or delivered no later than [date] , or it will not be effective. Facsimiles are not accepted.

                  BY MAIL                                  BY DELIVERY

       WYETH                                       WYETH
       C/O ORRAN L. BROWN                          C/O ORRAN L. BROWN
       ATTN: 7TH AMENDMENT OPT-OUTS                ATTN: 7TH AMENDMENT OPT-OUTS
       P.O. BOX 85006                              115 S. 15TH STREET, SUITE 400
       RICHMOND, VA  23285-5006                    RICHMOND, VA  23219-4209

                                    EXHIBIT G
                       Seventh Amendment Opt-Out Form - 2

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
1.        1131      5/28/04   The AHP Settlement Trust's Motion to Enforce the Stay Against Claimant            Matrix Benefits
                              Grady Weiszbrod or, in the Alternative, the AHP Settlement Trust's Motion
                              for Leave to File its Opposition to Grady Weiszbrod's Motion to Strike
                              Application for Order to Show Cause

2.        1122      5/20/04   Motion to Strike Application of the AHP Settlement Trust as Untimely              Matrix Benefits
                              Filed, by Grady Weiszbrod. (B-II)

3.        1111      5/10/04   Memorandum by The Law Firm of Braunberger, Boud & Draper, P.C., in                Matrix Benefits
                              opposition to Wyeth's expedited motion for entry of Court approved procedure to preserve settlement funding and to address the pervasive abuse of the Matrix Claims process, in opposition to Wyeth's motion for temporary stay of processing and payment of "non-priority" Matrix Claims to preserve available settlement funding; in opposition to Wyeth's emergency motion for a temporary stay of processing and payment of Level I and II Matrix Claims to address the massive number of illegitimate claims filed with the Settlement Trust and agreeing in part with Class Counsels memo in responding to the points set forth abve

4.        1110      5/10/04   Sur-Reply in further support of Loncar & Associates' motion to deny The                 CIP
                              AHP Settlement Trust's motion to stay payment of all post-audit claims where the Claimant relies upon A Green Form, CAP4 verification, or other document signed by John P. Orchard, M.D

                                    EXHIBIT H

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
5.      205509       5/3/04   Almeda Nipper's Motion for an Order Directing the Trust to Pay her Matrix         Matrix Benefits
                              Claim that Received Final Post-Audit Determination (B-II)

6.        1081      4/30/04   Motion to Suspend Deadlines Set in Audit Rules 4,8,9,11,14,16 and 18                Audit Rules

7.        1078      4/28/04   Certain Class Members' Submission of Report of Expert And Memorandum: A.          Matrix Benefits
                              In Opposition to Wyeth's Expedited Motion for Entry of a Court Approved
                              Procedure to Preserve Settlement Funding and to Address the Pervasive
                              Abuse of the Matrix Claims Process; B. In Opposition to Wyeth's Motion for
                              a Temporary Stay of Processing and Payment of "Non-Priority" Matrix Claims
                              to Preserve Available Settlement Funding; C. In Response to Report by
                              Wyeth on Matrix Claims and Fund A Benefits Processing by the AHP
                              Settlement Trust; D. In Opposition to Wyeth's Emergency Motion for a
                              Temporary Stay of Processing and Payment of Level I and II Matrix Claims
                              to Address the Massive Number of Illegitimate Claims filed with the
                              Settlement Trust; and E. In Response to Class Counsel's Memorandum in
                              Partial Opposition to Wyeth's Emergency Motion for a Temporary Stay of
                              Processing and Payment of Level I and II Matrix Claims to Address the
                              Massive Number of Illegitimate Claims filed with the Settlement Trust

8.        1063      4/26/04   Will Pollard's Motion to Compel Payment and to Enforce the Settlement               CIP/ Matrix
                              Agreement and PTOs 1415 and 2807 Against the AHP Settlement Trust                     Benefits

                                    EXHIBIT H
                                        2

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
9.        1057      4/23/04   AHP Settlement Trust's Motion to Dismiss Claims Filed by Barbara J.                     CIP
                              Asbill, et al.(Leonard Claims)

10.       1044      4/16/04   AHP Settlement Trust's Motion to Dismiss Claims Filed by Mindy K.                       CIP
                              Anderson, et al. (Liston Claims)

11.       1041      4/16/04   Claimant's Motion to Compel the Wyeth Settlement Trust to Process Their                 CIP
                              Claims that were Attested to by Dr. Linda Crouse & Dr. Richard Mueller, but were not Among Claims Addressed in PTO 2640

12.       1040      4/16/04   Claimant Joseph Procopio's Motion to Compel Payment of Claim                      Matrix Benefits

13.       1038      4/15/04   Motion for Relief from Medical Practices Questionnaires (by Frances M.                  CIP
                              Milligan).

14.       1029      4/14/04   Motion for Relief from Medical Practices Questionnaires (Michael L. Hodges)             CIP

15.       1020       4/8/04   Certain Class Members' Emergency Motion for Order Directing the AHP               Matrix Benefits
                              Settlement Trust to Include Certain Data in its Report Regarding the Audit
                              of Matrix Claims

16.        994       4/1/04   Certain Class Members' Motion to Compel the AHP Settlement Trust to Accept              CIP
                              Sworn Affidavits in Lieu of Medical Practices Questionnaires (Petroff &
                              Associates, Shrager, Spivey & Sachs)

17.        990      3/31/04   Certain Class Members' Motion for Protective Order and to Compel Claims                 CIP
                              Processing and Objections to Medical Practices Questionnaire (Baron &
                              Budd)

                                    EXHIBIT H
                                        3

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
18.        987      3/30/04   Wyeth's Emergency Motion for a Temporary Stay of Processing and Payment of        Matrix Benefits
                              Level I and Level II Matrix Claims to Address the Massive Number of
                              Illegitimate Claims Filed With the Settlement

19.        974      3/26/04   John Bacon III's Motion to Compel the AHP Settlement Trust to Pay Matrix            CIP/ Matrix
                              Benefits upon the Trust Auditor's Findings                                            Benefits

20.        971      3/24/04   AHP Settlement Trust's Motion to Stay Payment of all Post-Audit Claims              CIP/ Matrix
                              where the Claimant Relies upon a Green Form, CAP 4 Verification, or Other             Benefits
                              Document Signed by John P. Orchard

21.        943      3/10/04   AHP Settlement Trust's Motion to Compel the Production of Certain                       CIP
                              Documents, and Responses to Certain Deposition Questions from Kip Petroff and Douglas Welmaker

22.       USDC       3/3/04   Michael Hodge's Motion to Quash Subpoena, or, in the Alternative, Motion                CIP
        District              for Protective Order (Donna Dicken)
       of Kansas


23.     USDC ND      3/1/04   Shawn Raver's Motion to Quash Subpoena and for Protective Order (Donna                  CIP
        of Texas              Dicken)

24.        881      2/13/04   Wyeth's Joinder in the AHP Settlement Trust's Motion to Stay Payment of                 CIP
                              All Claims with which George Fleming is or has been associated as Counsel

25.        858       2/2/04   Joinder by Wyeth in the Motion to Disqualify All Petroff and Associates'                CIP
                              Echocardiograms from Supporting Claims for Benefits and Motion to Stay
                              Payment of All Claims submitted by Petroff and Associates as either
                              Primary or Co-counsel and for Expedited Discovery

                                    EXHIBIT H
                                        4

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
26.        848      1/27/04   AHP Settlement Trust's Motion to Stay Payment of all Claims with which                  CIP
                              George Fleming is or has been associated as Counsel

27.        844      1/27/04   Wyeth's Expedited Motion for Entry of a CAP to Preserve Settlement Funding        Matrix Benefits
                              and to Address the Pervasive Abuse of the Matrix Claims Process

28.        843      1/27/04   Wyeth's Motion for a Temporary Stay of Processing of "Non-Priority" Matrix        Matrix Benefits
                              Claims to Preserve Settlement Funding

29.        814      1/16/04   AHP Settlement Trust's Motion to Disqualify all Petroff & Associates'                  CIP
                              Echocardiograms from Supporting Claims for Benefits

30.        815      1/16/04   AHP Settlement Trust's Motion to Stay Payment of all Claims submitted by               CIP
                              Petroff & Associates as Primary Counsel or Co-Counsel and for Expedited
                              Discovery

31.        807      1/16/04   Wyeth's Motion for Leave to take Discovery Regarding Echocardiogram                    CIP
                              Companies

32.        791      1/14/04   F&A Claimant's Objections to the Trust's Global Discovery, Motion for                 Matrix
                              Protective Order and Opposition to Claims Processing Stay                          Benefits/CIP

33.        746     12/29/03   Motion to Permit Discovery Regarding Additional Echocardiogram Companies               CIP

34.        723     12/22/03   Claimant's Motion to Compel Class Counsel to Disclose Evidence Relating to           Private
                              the Independent Echocardiographic Reviews Allegedly Performed by their            Echocardiograms/
                              Experts                                                                            Deficiencies

35.        700     12/19/03   Certain Class Members' Motion to Compel Compliance with Court Order 3047              CIP/Trust
                                                                                                                Operations Plan

                                    EXHIBIT H
                                        5

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
36.        701     12/19/03   Certain Class Members' Motion to Compel Production of Documents relating            EchoMotion
                              to Echocardiogram Screenings                                                      Echocardiograms

37.        601     11/19/03   Motion to Disqualify all EchoMotion Echocardiograms from Supporting Claims              CIP
                              for Benefits

38.        600     11/19/03   AHP Settlement Trust's Motion to Stay Payment of all Claims Supported by                CIP
                              EchoMotion Echocardiograms

39.        599     11/19/03   Class Member's Emergency Motion in Support of Approval of CAP 6                   Matrix Benefits

40.        467     10/20/03   Claimant Linda Morales's Motion to Compel the AHP Settlement Trust to Pay         Matrix Benefits
                              Matrix Benefits (A-II) upon the Stipulation between the Parties and the
                              Prior Orders of this Court

41.        357      9/22/03   Certain Class Members' Motion for Access to Court and Renewed Motion for             CIP/Trust
                              Reconsideration of PTO 2683                                                       Operation Plan

42.        101      6/19/03   Motion to Enforce Settlement Agreement, filed on behalf of Darlene Nesbitt        Matrix Benefits

43.         48       6/4/03   F&A Motion and Memorandum in Support to Change the Trust's Procedures to
                              Ensure Timely Payment of Fund B Matrix Claims                                     Matrix Benefits

44.      Not        3/17/03   Motion of Claimant Samye Ellis for Specific Performance, Memorandum of Law        Matrix Benefits
       Available              and Form of Order

45.       Not       3/19/03   Plaintiff's Motion to Compel Tentative Determination on Matrix Compensation       Matrix Benefits
       Available              Benefits Claim, filed on behalf of Nicole Fusco

                                    EXHIBIT H
                                        6

                    MATTERS SUBJECT TO STAY IN DISTRICT COURT
                                 [AS OF 8/03/04]

        DOCKET/
         CASE        DATE
ITEM    NUMBER       FILED                                     PROCEEDING                                        SUBJECT MATTER
-------------------------------------------------------------------------------------------------------------------------------
46.     04-1388     3/31/04   Civil Complaint filed by Napoli, Kaiser, Bern & Associates on behalf of Mr.            CIP
                              Bacon against the Trust , the Trustees, and Richard L. Scheff captioned
                              Bacon v. Overseth, et als.

47.     03-6163    11/10/03   Complaint alleging fraud and intentional misrepresentations captioned Castle           CIP
                              et als. v. Richard L. Mueller, M.D.

48.     03-5252     9/18/03   Complaint alleging violations of federal RICO statutes and fraud captioned             CIP
                              Castle et als. v. Linda J. Crouse, M.D.

                                    EXHIBIT H
                                        7

                 MATTERS SUBJECT TO STAY IN THE COURT OF APPEALS
                                 [AS OF 8/03/04]

ITEM                 APPEAL NUMBER(S)                                      MATTER ON APPEAL
----------------------------------------------------------------------------------------------------------------------
 1.    03-2025; 03-2063; 03-2072                    PTO 2778, approving the Sixth Amendment to Settlement Agreement
                                                    (final stay granted until 8/8/04).


 2.    02-4502; 02-4614; 02-4615; 02-4617; 03-1007  PTO 2662, approving 100 % Audit of Matrix Claims (already stayed until 7/26/04).

 3.    03-3650; 03-3741                             PTO 2958, denying motions to discharge Class Counsel (already stayed until 7/24/04).

 4.    02-4378                                      PTO 2640, consolidated with 03-3740, allows the Trust to audit all claims submitted by Hariton/Napoli and all claims involving echos attested to by Crouse/Mueller (already stayed until 7/26/04).

 5.    04-2584                                      Crouse is appealing a protective order granted on 5/24/04 in favor of the Trustees.

                                    EXHIBIT I

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

IN RE: DIET DRUGS
(PHENTERMINE/FENFLURAMINE/DEXFENFLURAMINE)             MDL DOCKET NO. 1203
PRODUCTS LIABILITY LITIGATION

THIS DOCUMENT RELATES TO:
SHEILA BROWN, ET AL., V. AMERICAN HOME                 CIVIL ACTION NO. 99-20593
PRODUCTS CORPORATION

                               PRETRIAL ORDER NO.

         (MODIFICATION OF STAY RELATING TO MATRIX LEVEL I AND II CLAIMS)

      AND NOW, this ____________ day of ______, 2004, upon consideration of the Motion for relief with respect to claims that are subject to Post-Audit Payable Determinations and pursuant to the Court's authority under Sections VI.C.5 and VI.E.8 of the Settlement Agreement, it is hereby ORDERED, ADJUDGED AND DECREED:

      1. For purposes of this Order, the term "Pre-Stay Payable PADL" refers to a Post-Audit Determination Letter issued pursuant to Rules 12 through 17 of the Rules for the Audit of Matrix Compensation Claims approved by the Court in Pretrial Order No. 2807 ("Audit Rules"), and/or a notice issued pursuant to paragraph 6 of Court Approved Procedure No. 4 ("CAP 4 Notice"), and/or a Post-Audit Determination Letter issued pursuant to Section IV.A or IV.B of the Policies and Procedures for Audit and Disposition of Matrix Compensation Claims in Audit approved by the Court in Pretrial Order No. 2457 that was:

            (a)   issued by the Trust prior to May 6, 2004;

            (b) after a Trust Audit in which the Auditing Cardiologist determined that there was a reasonable medical basis for the Matrix claim that was the subject of the Post-Audit Determination Letter or CAP 4 Notice;

            (c) with respect to a claim for Matrix Level I or Matrix Level II benefits; and

                                    EXHIBIT J

            (d) where the affected Class Member(s) has not received any payment, or full payment based on the Audit outcome with respect to the Matrix claim.

      2. Except as otherwise provided in this Order, the Claims Integrity Program, all Show Cause proceedings, all "Enforcement Actions" (as defined in the proposed Seventh Amendment to the Nationwide Class Action Settlement Agreement) and all other actions by the Trust relating to any Pre-Stay Payable PADL are stayed until the earlier of the date that Wyeth exercises its Walkaway Right or the Court determines whether or not to approve the Seventh Amendment to the Nationwide Class Action Settlement Agreement ("Settlement Agreement").

      3. With respect to each Matrix claim that is the subject of a Pre-Stay Payable PADL, and for which the relevant deadlines set forth in Audit Rules 14, 16, and 18 had not run as of May 6, 2004, such deadlines are extended thirty
(30) days from the date of this Order.

      4. Notwithstanding the stay set forth in paragraph 2 of this Order, the Trust shall continue to (i) process any Matrix claim that is the subject of a Pre-Stay Payable PADL with reasonable diligence to determine the amount to be paid in connection with such claims in accordance with the Audit outcome relating to the claim or (ii) process and determine whether there was an intentional manipulation of the echocardiogram tape or disk submitted in connection with the claim that was not detected by the Trust before Audit or by the Auditing Cardiologist in the Audit of the claim and that amounts to a material misrepresentation of fact in connection with such a claim. For this purpose, claim "processing" is limited to steps that lead to a determination of the amount to be paid in connection with such claims and investigations into whether there was such a material misrepresentation of fact in connection with the claim. "Processing" does not include the re-Audit of a claim or any other court filings, motions, and/or discovery as to the claims subject to any Pre-

                                    EXHIBIT J

Stay Payable PADL, all of which shall remain subject to the stay contained in paragraph 2 of this Order.

      5. Within the time period specified by paragraph 9 of this Order, the Trust shall categorize all Pre-Stay Payable PADL claims into one of the following three categories:

            (a) Pre-Stay Payable PADL claims where the Trust alleges that there was an intentional manipulation, as described in Paragraph 4 of this Order, in connection with the claim ("Paragraph 5(a) Claims").

            (b) Other Pre-Stay Payable PADL claims, not included in Paragraph 5(a) of this Order, that the Trust does not consider to be presently payable ("Paragraph 5(b) Claims").

            (c) Pre-Stay Payable PADL claims that the Trust considers to be presently payable ("Paragraph 5(c) Claims").

      6. The Trust shall pay all Paragraph 5(c) Claims and those that become payable pursuant to Paragraph 4 of this Order in accordance with the Audit outcome for each such claim, proof of Diet Drug use, and the information furnished in response to any CAP 4 Notice, within the applicable deadlines as extended by this Order.

      7. If this Court approves the Seventh Amendment, the Trust shall pay all Paragraph 5(b) Claims in accordance with the Audit outcome for each such claim, proof of Diet Drug use and the information furnished in response to any CAP 4 Notice within thirty days of the date on which such "Trial Court Approval" occurs.

      8. As to all claims subject to a Pre-Stay Payable PADL that are or become payable pursuant to this Order, the Trust shall consider the information furnished in response to any CAP 4 Notice to comply with CAP 4 if the materials are complete. With regard to Matrix Claims subject to CAP 4 Notices, "complete" shall mean that in response to the CAP 4 Notice issued by the Trust, the Diet Drug Recipient has furnished to the Trust a completed and signed Physician Verification Form

                                    EXHIBIT J
and/or all General Medical Records as required by paragraph 4 of the CAP 4 Notice, and proof of Diet Drug use greater than sixty (60) days. If the Class Member has submitted the aforementioned materials, the Trust shall not seek further proof and shall not delay payment for any reason whatsoever, except as provided herein.

      9. As to any Matrix claim that is subject to a Pre-Stay Payable PADL and for which the Class Member has affirmatively accepted the Post-Audit Determination under Audit Rule 18(a), the time within which the Trust must pay the claim, determine and report that the claim is a Paragraph 5(a) Claim or determine and report that the claim is a Paragraph 5(b) Claim shall be no later than thirty (30) days from the date of this Order or thirty (30) days from the date of the Class Member's affirmative acceptance of the Post-Audit Determination, whichever is later. As to any Matrix claim that is subject to a Pre-Stay Payable PADL and for which the Class Member has initiated a timely contest pursuant to Audit Rule 18(b), or has failed to affirmatively accept the Trust's Post-Audit Determination within the time prescribed by Audit Rule 18(a), the time within which the Trust must pay the claim, determine and report that the claim is a Paragraph 5(a) Claim or determine and report that the claim is a Paragraph 5(b) Claim shall be no later than sixty (60) days from the date of this Order or ninety (90) days from the date of the Post-Audit Determination, whichever is later. The deadlines applicable to processing and payment of any Pre-Stay Payable PADL, as extended herein, shall be strictly adhered to by the Trust and strictly enforced.

      10. The Trust shall promptly report each determination made pursuant to paragraph 5 of this Order to Wyeth, Class Counsel and the SALC and, within ten days of receiving a written request, shall provide them with a detailed explanation of the basis for each such determination.

      11. In connection with any claim which the Trust determines is a Paragraph 5(a) Claim, the Trust shall, within forty-five days of making such a determination, furnish Wyeth, Class Counsel, the

                                    EXHIBIT J

SALC and the affected Class Member or the Class Member's attorney, if represented, with a copy of the echocardiogram tape or disk submitted in support of the claim, and a report stating with the specificity required by FED.R.CIV.P. 9(b) and Audit Rule 23(c) the specific factual basis for the Trust's assertion that there was a material misrepresentation in connection with the claim. To the extent that the Trust's claim of material misrepresentation is based on the opinion of an expert, the Trust shall, within ten days of making its determination that a claim is a Paragraph 5(a) Claim, furnish Wyeth, Class Counsel , the SALC, and the affected Class Member or the Class Member's attorney, if represented, with a report by such expert setting forth the material facts known to that expert and the opinions of that expert concerning the Paragraph 5(a) Claim and the basis for such opinions with the specificity required in FED.R.CIV.P. 26 (a)(2). The Trust may meet its expert disclosure obligations under this paragraph by submitting one or more generic reports describing the facts known to its expert(s) and the opinions of such expert(s) that are common to multiple claims, along with individual reports with all required case specific information for each claim.

      12. The Trust shall establish and maintain a database that accurately and timely records the date of each and every post-Audit processing activity relevant to each Pre-Stay Payable PADL Claim, including the date on which a processing activity takes place, a description of the processing activity, and the results of that processing activity. The Trust shall furnish an electronic copy of this database to Class Counsel, Wyeth, and the SALC.

      13. For purposes of the information disclosure requirements of this Order, the members of the SALC are "Authorized Persons" entitled to receive Confidential Information under Pretrial Order No. 2683 and in accordance with paragraph 19 of the Order Preliminarily Approving the Seventh Amendment.

                                    EXHIBIT J

      14. This Order and any actions taken pursuant to this Order are without prejudice to and are not admissible in any proceeding relating to an opt-out from the Settlement Agreement.

                                                       BY THE COURT:

                                                       _________________________
                                                       HARVEY BARTLE, III, J.

                                    EXHIBIT J
                                        6

                    PARALLEL PROCESSING OF HIGH LEVEL CLAIMS

Citations are to the Nationwide Class Action Settlement Agreement, as Amended. Capitalized terms not otherwise defined in these Procedures have the meanings given them in that Agreement.

      1.    SCOPE. These Parallel Processing Procedures ("Procedures") apply to:
(a) all claims for Matrix Compensation Benefits where the answers to Part II of the Green Form support a claim with a Matrix Level of Severity of III, IV and/or V, under Section IV.B.2.c(3)-(5) [pp.42-48] of the Settlement Agreement; and (b) all Supplemental Claims for Matrix Compensation Benefits on Matrix Level III, IV and/or V under Section IV.C.3 [p.54] of the Settlement Agreement, which the
Trust:

            (a)   Has not sent to Audit; or

            (b) Has sent to Audit but has not entered Auditing Cardiologist findings in its database; or

            (c) Has sent to Audit and has issued a Medical Status Letter or additional correspondence relating to a Medical Status Letter as the last correspondence on the claim.

These claims are collectively referred to in these Procedures as "High Level Claims." These Procedures also apply to the Additional Cash or Medical Services claims under Section IV.A.1.c [pp. 32-33] of the Settlement Agreement that are associated with the High Level Claims processed under these Procedures.

      2. APPLICABILITY TO SEVENTH AMENDMENT MATRIX COMPENSATION BENEFITS. If the Seventh Amendment to the Settlement Agreement attains Final Judicial Approval, these Procedures shall apply to claims for Seventh Amendment Matrix Compensation Benefits, as defined in the Seventh Amendment, which shall also be referred to in these Procedures as High Level Claims.

      3. PARTIES IMPLEMENTING THESE PROCEDURES. Class Counsel shall designate one person to represent Class Counsel, and Wyeth shall designate one person to represent Wyeth in connection with these Procedures. Such persons shall serve as the PPP Committee. The PPP Committee shall designate such other support persons as are necessary to carry out these Procedures. Members of the SALC, as defined in the Seventh Amendment, may assist Class Counsel and the PPP Committee with the implementation of these Procedures. Any person assisting Class Counsel shall have access to all information concerning the Parallel Process and claims processed by the Parallel Process on a confidential basis as Authorized Persons pursuant to PTO 2683, including the limitation in Paragraph 5(d) of that Order. In connection with implementing these Procedures, the parties agree to proceed in good faith in the evaluation of the medical proof and determination of a Class Member's actual medical condition.

      4. INTAKE AND INITIAL PROCESSING OF HIGH LEVEL CLAIMS. The AHP Settlement Trust ("Trust") shall perform the necessary tasks associated with the receipt, scanning, and data input into the Trust's claims database of all materials received by the Trust relating to High Level Claims.

                                    EXHIBIT K

      5. CONTACT WITH CLASS MEMBERS. When these Procedures refer to any contact with Class Members, the contact shall be with counsel for Class Members shown as represented by counsel in the Trust's claims database, and directly with Class Members shown as unrepresented in the Trust's claims database.

      6.    INITIATION OF THE PROCESS.

            (a) IDENTIFICATION OF CLAIMANTS ASSERTING A HIGH LEVEL CLAIM. The Trust shall keep its database current on all claims processing steps taken, information received, and the current status of any High Level Claim. No later than 15 days after Trial Court Approval of these Procedures, the Trust shall identify each High Level Claim on file with the Trust and shall provide to the PPP Committee a report, in electronic form, listing the DDR, claimant name, Matrix Level of Severity supported by the answers in Part II of the Green Form, and the following information about the status of each such High Level claim:

                  (1) Whether it has been paid and, if so, the date and amount of payment;

                  (2) What determination letters, if any, have been sent to the claimant, and the dates of any such letter;

                  (3)   Whether the Trust considers the claim to be complete;

                  (4) If the Trust considers the claim to be incomplete, identification of any missing information, the deficiency notices sent by the Trust on such claims, and the responses to such notices.

                  The Trust shall continue to provide this report and all information required in this Section 6(a) to the PPP Committee no later than 15 days of its receipt of any High Level Claim. The PPP Committee shall have the right to identify additional claims that, upon information and belief, are High Level Claims, and such claims shall be processed in accordance with these Procedures.

            (b) ACCESS TO CLAIMS AND INFORMATION AT THE TRUST. The PPP Committee shall have complete access to all hard copy and electronic documents, echocardiogram tapes/disks, and other information in the possession, custody, and control of the Trust for all High Level Claims. The PPP Committee shall also have complete access to any spreadsheet or other database the Trust uses to record and track the receipt and location of all echocardiogram tapes and disks maintained by the Trust. In addition, the Class Counsel Claims Office shall have complete access to the Trust's claims database for all High Level Claims. The Trust shall provide Wyeth access to echocardiogram tapes/disks for copying on site at the Trust. If it is not possible to copy echocardiogram tapes/disks on site at the Trust, such disks may be copied off site, provided that procedures are established to ensure that a proper and documented chain of custody is followed.

                                    EXHIBIT K

            (c) CLASS COUNSEL'S SUBMISSION OF ECHOCARDIOGRAM TAPES TO THE TRUST. Where Class Counsel receives a copy of an echocardiogram tape or disk directly from the claimant, Class Counsel shall send the tape or disk to the Trust. This transmission will be accompanied by a list that contains the names and DDR numbers of the claimants for whom tapes are being transmitted at that time. Class Counsel shall provide Wyeth with a copy of that list. The Trust shall enter the echocardiogram into the spreadsheet or database module it uses to track the receipt and location of all echocardiogram tapes and disks received and maintained by the Trust.

      7. USE OF TRANSESOPHAGEAL ECHOCARDIOGRAMS AND CARDIAC CATHETERIZATIONS TO SUPPORT HIGH LEVEL CLAIMS.

            (a) WHERE RECORDS INDICATE EXISTENCE OF A TRANSTHORACIC ECHOCARDIOGRAM. If the claimant has submitted either a transesophageal echocardiogram or cardiac catheterization in support of a claim, but the medical records indicate that a transthoracic echocardiogram exists, Class Counsel shall attempt to obtain a copy of the transthoracic echocardiogram for inclusion in the claim materials to be transferred to Wyeth under Section 9 of these Procedures.

            (b) TRANSESOPHAGEAL ECHOCARDIOGRAMS. With respect to all High Level Claims, a transesophageal echocardiogram that provides satisfactory clinical evidence of the disease conditions that would otherwise support a claim shall be sufficient to complete a claim for determination of eligibility for Matrix Compensation Benefits and Additional Cash or Medical Services.

            (c) CARDIAC CATHETERIZATIONS. With respect to all High Level Claims based on surgery to repair or replace the aortic and/or mitral valve, a cardiac catheterization that provides satisfactory clinical evidence of FDA Positive regurgitation, or Mild Mitral regurgitation for claims based on Mild Mitral regurgitation and surgery, shall be sufficient to complete a claim for determination of eligibility for Matrix Compensation Benefits and Additional Cash or Medical Services.

      8.    DETERMINATION OF THE COMPLETENESS OF EACH CLAIM.

            (a) COMPLETENESS REVIEW. No later than 90 days after the PPP Committee's receipt of the list and report in Section 6(a) of these Procedures, Class Counsel shall review each claim to determine if it is sufficiently complete within the meaning of
                  Section VI.C.2 [pp.90-94] and Section VI.C.4 [pp.103-111] of the Settlement Agreement to permit making a determination of eligibility for Matrix Compensation Benefits as a High Level Claim. Missing information shall be considered a deficiency that renders a claim incomplete only if material to making that determination. No claim submitted for Matrix A benefits will be sent to Wyeth under Section 9 of these Procedures unless and until the Class Member has complied with Court Approved Procedure No. 4 as approved by PTO No. 2805.

                                    EXHIBIT K

            (b) STEPS TO BE TAKEN BY CLASS COUNSEL TO COMPLETE FILES. No later than 15 days after the determination of the deficiencies that are material to the completeness of claim, Class Counsel shall notify the Class Member in writing of all such deficiencies and shall provide each Class Member with three 30-day opportunities to supply the information. Class Counsel shall have the discretion to contact Class Members and subrogees by telephone as part of the deficiency process. Class Counsel shall document all telephone contact and identify the date and time of the call, as well as its content. If the claim remains incomplete after the conclusion of the third opportunity and the Class Member has informed Class Counsel of efforts taken to obtain the required information, Class Counsel shall continue to work with the Class Member to obtain the information until such time as Class Counsel determines that the information cannot be obtained and that it should not process the claim further. Upon Class Counsel's determination that the information cannot be obtained, or if the claim remains incomplete after the conclusion of the third opportunity and the Class Member has not notified Class Counsel of any attempt to obtain the information, Class Counsel shall not process the claim further and shall return the claim and its records of all written and oral contacts with the Class Member to the Trust. The Trust shall close the claim and not process it further, unless the Class Member establishes to the Trust good cause to reopen the claim.

            (c) RETENTION OF INFORMATION OBTAINED. Class Counsel shall provide a copy of all information obtained from the Claimant to Wyeth as provided in Section 8 of these Procedures, and to the Trust. The Trust shall scan the information into the Class Member's file in its claims database.

            (d)   INFORMATION REGARDING POTENTIAL SUBROGEES:

                  (1) For High Level Claims that are not claims for Seventh Amendment Matrix Compensation Benefits:

                        a. Where the subrogation block on the Claim Form (GREEN Form, Part III, Question 5) is checked "Yes," Class Counsel will ensure that all necessary information appears on the Claim Form to enable the Trust to identify the potential subrogee. If the Class Member is unrepresented, Class Counsel will confirm all information contained in this question and will forward this information to the Trust.

                        b. Where the subrogation block on the Claim Form (GREEN Form, Part III, Question 5) is not checked, Class Counsel will contact the Class Member's attorney to determine the appropriate response and receive written confirmation from the Class Member's attorney. If the Class Member is

                                    EXHIBIT K
                              unrepresented, Class Counsel will contact the Class Member, determine the appropriate response, obtain the information contained in this question and will forward that information to the Trust.

                        c. Where the subrogation block on the Claim Form (GREEN Form, Part III, Question 5) is checked "No," the Trust will address the subrogation issue in the tentative Matrix Benefits determination letter and in a legend on any check to the Class Member.

                  (2) When processing Seventh Amendment Matrix Compensation Benefits, Class Counsel shall take all steps necessary to obtain Class Member's compliance with the requirements of Section XV.W. of the Seventh Amendment, and the Trust shall process all Seventh Amendment Matrix Compensation Benefits in accordance with that Section.

      9.    TRANSMITTAL OF COMPLETE CLAIMS TO WYETH.

            (a) TRANSFER OF LIST OF COMPLETED CLAIMS TO WYETH AND THE TRUST. By noon each Wednesday, Class Counsel shall provide Wyeth with a list of the High Level Claims it determined to be sufficiently complete to make a High Level Claim determination during the preceding week ("the List"), as well as any documents newly-received from the Class Member for any claim appearing on the List. Class Counsel shall indicate its determination of duration of drug use and shall specify the valve of claim.

            (b) INCOMPLETE DESIGNATIONS BY WYETH. No later than 20 days after its receipt of the List, if Wyeth considers the claim incomplete, Wyeth shall notify Class Counsel and the Trust of the information needed. During this 20 day period, Wyeth and Class Counsel will confer to determine if the claim is complete. If Class Counsel agrees that the claim is incomplete, Class Counsel will take steps to obtain such information from the Class Member. If Wyeth and Class Counsel cannot agree on whether the claim is incomplete, the claim shall be referred to the Special Master (Gregory Miller) for a determination of whether the claim is complete.

      10. CLAIMS DETERMINATIONS. After its review of the claim forms and Medical Information (including echocardiogram tape or disks or other applicable proof), and no later than 30 days after its determination that the claim is complete (i.e., agreed as complete by Wyeth, agreed as complete between Wyeth and Class Counsel, or ruled as complete by the Special Master), Wyeth will notify the Trust and Class Counsel as to each claim that the Matrix claim and/or its associated Additional Cash and Medical Services claim is designated by Wyeth as:

            (a)   Payable; or,

            (b)   Payability Disputed.

                                    EXHIBIT K

      11.   WYETH'S ACTIONS ON DESIGNATED CLAIMS.

            (a) PAYABLE DESIGNATIONS. With respect to each claim designated by Wyeth as Payable, Wyeth shall notify the Trust and Class Counsel of the benefit level and amount of the claim, based on the documentation and information reviewed by Wyeth.

            (b) PAYABILITY DISPUTED DESIGNATIONS. With respect to each claim designated by Wyeth as Payability Disputed, Wyeth shall notify the Trust and Class Counsel of the reasons why payability is disputed.

                  (1) DEFICIENT PROOF. If Wyeth disputes the payability of a claim because of a non-evaluable echocardiogram tape (in whole or in part, where the non-evaluable echocardiogram tape prohibits an evaluation of the factor necessary to support the claim) Wyeth shall specify these reasons in its designation, and Class Counsel shall seek to cure those deficiencies as provided in Section 8(b) of these Procedures. If Class Counsel obtains a better copy of the tape, Class Counsel shall send it to the Trust and to Wyeth, and the processing of the claim will commence anew pursuant to Section 9(a) of these Procedures and will continue in accordance with all subsequent Sections. If Class Counsel is not able to obtain a better copy of the tape, Class Counsel shall notify the Trust and Wyeth, and the claim shall be processed as a Medical Disagreement pursuant to Section 11(b)(2) of these Procedures.

                  (2) MEDICAL DISAGREEMENT. If Wyeth disputes the payability of a claim because it disagrees with the medical condition claimed on the Green Form, or disagrees with the evaluability of a tape as provided in Section 11(b)(1) of these Procedures, Wyeth shall specify which question(s) in Part II of the Green Form it disagrees with, and this question(s) will be the only question(s) submitted to the Auditing Cardiologist for review during Audit (the "Audit Question(s)").

      12. THE TRUST'S ACTIONS ON DESIGNATED MATRIX CLAIMS. After receipt of the response from Wyeth pursuant to Sections 10 and 11 above:

            (a) PAYABLE CLAIMS: With respect to each claim designated by Wyeth as payable, the Trust shall, as soon as possible, but no later than 30 days after the date of Wyeth's designation, perform a review of the claim to verify that the Class Member filed a Green Form and has the name and claim number of the claim included in Wyeth's designation. After this review and also within 30 days, the Trust shall issue a determination letter to the Class Member. This letter shall notify the claimant of the determination on the claim including the appropriate deductions for attorneys' fees and subrogation claims as required by

                                    EXHIBIT K

                  Section VI.C.4.n [p. 111] of the Settlement Agreement and shall provide the claimant an opportunity to accept the amount without prejudice to contest the Matrix or severity level of the claim. The Trust shall not run the Green Form algorithm, require additional completeness steps, or conduct any additional review of the claim, but instead shall process the claim at the level and amount specified in Wyeth's designation. Once a month, the Trust shall aggregate all claims designated as Payable by Wyeth during the preceding month and shall file the list with the Court, accompanied by a Motion for an Order authorizing the Trust to pay the claim(s) in accordance with the amount determined by Wyeth. The Trust shall pay the claims within five days of the Court's entry of the Order authorizing payment.

                  To the extent that the claimant contests the Matrix or severity level of the claim, the claim will be deemed a Medical Disagreement under Section 11(b)(2) of these Procedures and shall be processed in accordance with Sections 11(b)(2), 12(b) and 13 of these Procedures.

            (b) PAYABILITY DISPUTED CLAIMS. With respect to each claim designated by Wyeth as Payability Disputed on the basis of a medical disagreement under Section 11(b)(2), the Trust shall, no later than 15 days after its receipt of Wyeth's designations, transmit any claim with a Payability Disputed designation for medical disagreement under Section 11(b)(2) to an Auditing Cardiologist. The Trust shall not conduct a completeness review of the claim prior to sending it to Audit. The Auditing Cardiologist shall decide whether there was a reasonable medical basis for the Attesting Physicians' answers to only those Audit Question(s) identified by Wyeth in Section 11(b)(2) of these Procedures. The Trust's processing of claims in Audit shall be governed by the Audit Rules approved by the Court in Pretrial Order No. 2807, except for Rules 3, 4, 5, 7, 8, (and any related Definitions in Rule 1), which are superseded by these Procedures.

      13. CONTESTS FOLLOWING AUDIT. If the claimant contests an Audit finding in accordance with Audit Rule 18(b), the Trust shall forward all materials submitted by the claimant in contest to Class Counsel and Wyeth no later than five days of the Trust's receipt of such materials. Wyeth shall review the contest materials and shall notify the Trust and Class Counsel, in writing, no later than ten days following its receipt of the contest materials, whether the claim is Payable or remains Payability Disputed. If the claim is Payable, Wyeth shall provide the Trust with the information specified in Section 11(a) of these Procedures, and the Trust shall issue a Final Post-Audit Determination, in accordance with Audit Rule 18(c), that the claim is Payable. If, after review of the contest materials, Wyeth maintains that the claim is not payable, Wyeth shall provide the Trust with the information specified in Section 11(b) of these Procedures, which the Trust shall consider when deciding whether to issue a Final Post-Audit Determination in accordance with Audit Rule 18(c), denying the claim.

                                    EXHIBIT K

      14.   DERIVATIVE CLAIMS. The Trust shall process in accordance with
Section IV.B.2 of the Settlement Agreement, as amended, all Derivative Claims associated with any claim of a Diet Drug Recipient included in this process.

      15. PROCESSING OF UNDISPUTED BENEFITS. If the Trust determines that there exists a question or issue that may result in the need for further processing or inquiry into the validity or amount of a Derivative Claim or in the need to make legal determinations about a Derivative Claim, the pendency of that processing, inquiry or need for determination shall not delay the processing or payment of a claim for Matrix Benefits that may be payable to a Diet Drug Recipient or his or her Representative Claimant.

      16. SUSPENSION OR CANCELLATION OF THIS PROCEDURE. Wyeth and/or Class Counsel have the right to cancel this Procedure upon thirty days' written notice to the Trust's Executive Director (or other chief executive officer), as to all High Level Claims that remain unpaid after the effective date of such notice.

      17. DURATION OF THIS PROCEDURE. This procedure shall terminate upon the earlier of: (i) cancellation pursuant to Section 16 above; (ii) an order of the Trial Court directing relief differing from that stated in this Procedure, where such order has not been appealed or if appealed has not been stayed within fifteen days following the entry of the Order.

AGREED:

WYETH

By: ___________________________________________
(signature)

Name: _________________________________________
(printed or typed)

Date: _________________________________________

CLASS COUNSEL

By: ___________________________________________
                  (signature)

Name: _________________________________________
                  (printed or typed)

Date: _________________________________________

                                    EXHIBIT K

SEVENTH AMENDMENT LIAISON COMMITTEE

By: ___________________________________________
                  (signature)

Name: _________________________________________
                  (printed or typed)

Date: _________________________________________

By: ___________________________________________
                  (signature)

Name: _________________________________________
                  (printed or typed)

Date: _________________________________________

By: ___________________________________________
                  (signature)

Name: _________________________________________
                  (printed or typed)

Date: _________________________________________

By: ___________________________________________
                  (signature)

Name: _________________________________________
                  (printed or typed)

Date: _________________________________________

                                    EXHIBIT K

By: ___________________________________________
                  (signature)

Name: _________________________________________
                  (printed or typed)

Date: _________________________________________

                                    EXHIBIT K
                                       10

                      PART I OF THE OFFICIAL COURT NOTICE:

                                 OVERVIEW OF THE
                            SEVENTH AMENDMENT TO THE
                             NATIONWIDE CLASS ACTION
                              SETTLEMENT AGREEMENT

                                    EXHIBIT L

THIS IS THE FORM OF PART I OF THE NOTICE, BUT IT WILL BE PRINTED FOR DISTRIBUTION, WITH APPROPRIATE DATES, PAGE REFERENCES AND BRACKETED UPDATE INFORMATION FILLED IN.

                               IMPORTANT DEADLINES

- _______, 2004: deadline for filing written comments with the Court for or against approval of the Seventh Amendment.

-     _______, 2004: deadline for electing not to be covered by the Seventh
      Amendment

-     _______, 2004: date of Fairness Hearing

                                TABLE OF CONTENTS

1.    INTRODUCTION .............................................................................................        1
2.    OVERVIEW OF THE SETTLEMENT AGREEMENT .....................................................................        1
3.    THE SEVENTH AMENDMENT ....................................................................................        2
4.    WHAT COULD HAPPEN IF THE PROPOSED SEVENTH AMENDMENT DOES NOT TAKE EFFECT? ................................        2
5.    WHO IS IN THE SEVENTH AMENDMENT? .........................................................................        3
6.    INITIAL, INTERMEDIATE AND BACK-END OPT-OUTS ..............................................................        5
7.    WYETH'S GUARANTEED PAYMENT OF QUALIFYING FUTURE MATRIX LEVEL III, IV, AND V CLAIMS
      OF CATEGORY ONE AND CATEGORY TWO CLASS MEMBERS ...........................................................        5
8.    BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS UNDER THE SEVENTH AMENDMENT .............................        6
      a.    BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO PASS MEDICAL REVIEW ...........................        6
      b.    BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO FAIL MEDICAL REVIEW ...........................        7
      c.    CATEGORY ONE CLASS MEMBERS WHO FAIL TO TIMELY COMPLY WITH FUND ADMINISTRATOR'S REQUIREMENTS ........        7
      d.    BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO ELECT TO MOVE TO CATEGORY TWO .................        8
9.    BENEFITS AVAILABLE TO CATEGORY TWO CLAIMANTS UNDER THE SEVENTH AMENDMENT .................................        8
      a.    NOT ELIGIBLE FOR MEDICAL REVIEW ....................................................................        8
      b.    PAYMENT OF $2,000 ..................................................................................        8
      c.    ELIGIBLE FOR CASH/MED BENEFIT ......................................................................        8
10.   THE SUPPLEMENTAL FUND'S TREATMENT OF CERTAIN MEDICAL CONDITIONS ..........................................       10
      a.    HIGH AND LOW THRESHOLD CONDITIONS UNDER THE SEVENTH AMENDMENT ......................................       10
      b.    ALTERNATIVE CAUSATION FACTORS ......................................................................       10
11.  NO LATER OPT-OUT RIGHTS FOR SEVENTH AMENDMENT PARTICIPANTS ................................................       11
12.  OTHER PROVISIONS OF THE SEVENTH AMENDMENT AFFECTING CLASS MEMBERS .........................................       11
      a.    RELEASE OF CLAIMS AND COVENANT NOT TO SUE ..........................................................       11
      b.    TERMINATION OF TRUST LAWSUITS AGAINST CERTAIN PHYSICIANS AND PRECLUSION OF SIMILAR
            SUITS AGAINST CLAIMANTS, THEIR PHYSICIANS AND THEIR ATTORNEYS ......................................       11
      c.    UNDERTAKINGS BY CERTAIN LAWYERS FOR CLASS MEMBERS ..................................................       12
      d.    EFFECT ON OTHER PROCEEDINGS ........................................................................       12
      e.    AMOUNTS OWED TO MEDICARE OR HEALTH INSURANCE COMPANIES; CLASS MEMBER INDEMNITY .....................       12
13.   YOUR RIGHT TO DECIDE WHETHER TO PARTICIPATE IN THE SEVENTH AMENDMENT .....................................       12
14.   WYETH'S RIGHT TO TERMINATE THE SEVENTH AMENDMENT .........................................................       13
15.   SUMMARY OF YOUR OPTIONS UNDER THE SEVENTH AMENDMENT ......................................................       13
16.   ANSWERS TO SOME FREQUENTLY ASKED QUESTIONS ...............................................................    14-19

OVERVIEW OF THE SEVENTH AMENDMENT

      1. INTRODUCTION.

      The Nationwide Class Action Settlement Agreement was created to resolve certain pending and potential legal claims against Wyeth arising from two diet drugs it marketed, Pondimin(R) and Redux(TM). The Settlement Agreement received the Court's final approval on January 3, 2002. Six amendments to the Settlement Agreement have been approved by the Court. A Seventh Amendment has now been submitted to the Court for approval. If the Seventh Amendment is approved by the Court, it will affect the rights of many Class Members.

      This Overview is Part I of a two-part Official Court Notice (the "Notice"). Part II contains a more complete summary of the Seventh Amendment. This Overview contains several charts summarizing sections of the Seventh Amendment. These charts are intended to serve as guides and are not complete descriptions of these sections. If there is any conflict between the Notice and the Seventh Amendment, the terms of the Seventh Amendment control. See Section 16 of this Overview for information on how to get a copy of the Seventh Amendment.

      2. OVERVIEW OF THE SETTLEMENT AGREEMENT.

      The Settlement Agreement provides benefits for Class Members who used Pondimin(R) or Redux(TM) and who have specified medical conditions. For example, the Settlement Agreement provides money benefits called "Matrix" benefits for people who used the diet drugs and have been diagnosed with certain levels of heart valve regurgitation and other conditions. Class Members who qualify for Matrix benefits do so on one of five levels. Levels I and II generally are for Class Members who have not had surgery. Levels III, IV, and V are for Class Members who have had or needed heart-valve surgery, or who have experienced other conditions, such as a stroke or a post-surgical complication. These benefits are administered by the AHP Settlement Trust (the "Trust"). The Trust administers benefits to Class Members and determines whether a Class Member is eligible for benefits.

      There has been an overwhelming number of Matrix claims filed by Class Members, especially on Matrix Level II. This has led to significant delays and uncertainties in the payment of Matrix claims. The number of such claims was unanticipated by the parties or the Court when the Settlement Agreement was first approved.

      In addition, questions have arisen concerning the validity of Matrix claims. The Court ordered in November, 2002, that every seemingly-eligible Matrix claim be reviewed by the Trust's cardiologists to determine if the claim had a reasonable medical basis. These reviews are referred to as "audits." Approximately 60% of the Matrix Level I and II claims audited so far have been found not payable. The Trust now is also investigating many of the claims that were found eligible after audit. These further investigations are part of the Trust's "Claims Integrity Program." The Claims Integrity Program has stopped the processing and payment of many Matrix claims. This delay in paying Matrix claims and the Trust's handling of its audit and claims process have been the subject of numerous complaints and Court filings. In a filing dated August 17, 2004, the Trust asserted that the audit failure rate may be as high as 88% for Matrix Level I and II claims. This contention was based on the Trust's re-evaluation of 926 claims that had previously passed the Trust's medical audit. The Trust's contention has not been proven in any legal proceeding and would likely be contested in litigation that could take years to resolve. The Trust, Class Counsel, Wyeth, and individual Class Members, have spent considerable time and resources on various aspects of the Trust's administration of claims. See Part II of the Notice at [] for more information.

      These problems and unresolved disagreements create many uncertainties about the processing and payment of Matrix claims. Although the parties cannot predict exactly what will happen, IT IS LIKELY THAT THE TRUST WILL NOT HAVE ENOUGH MONEY TO PAY ALL SIGNIFICANT MAJORITY OF ELIGIBLE MATRIX CLAIMS IF IT PROCESSES ALL OF THESE CLAIMS UNDER THE CURRENT SETTLEMENT AGREEMENT. SEE PART II OF THE NOTICE AT [].

     3.   THE SEVENTH AMENDMENT.

     The Seventh Amendment is intended to reduce or avoid many of these problems. Under a new arrangement, Wyeth has agreed to pay an additional $1.275 billion to create a new fund with a new process for reviewing and paying claims. Claimants with unresolved Green Forms on file with the Trust that contain sufficient information to support a Claim on Matrix Level I and II will transfer their claims from the Trust to a new entity called the Supplemental Class Settlement Fund ("Supplemental Fund"). Neither Wyeth nor the Trust will be involved in the review and processing of claims by the Supplemental Fund or the payment to an individual claimant. The Supplemental Fund will be directed by a Fund Administrator appointed by the Court, who will work with Class Counsel and a committee of lawyers whose firms represent many Class Members under the Seventh Amendment (the "Seventh Amendment Liaison Committee" or "SALC"). See
Part II of the Notice at pages [] for information about SALC. In addition, a medical committee of three cardiologists will help the Fund Administrator develop the rules, forms and procedures for reviewing claims. By freeing the Trust of its obligation to pay Matrix Level I and II claims, the Seventh Amendment also improves the chances that Class Members with claims on Matrix Level III, IV, and V will receive benefits from the existing Trust. Even if the Trust runs out of money, WYETH WILL GUARANTEE PAYMENT TO CLASS MEMBERS PARTICIPATING IN THE SEVENTH AMENDMENT WHO: 1) WERE DIAGNOSED WITH FDA POSITIVE OR MILD MITRAL REGURGITATION BETWEEN THE COMMENCEMENT OF DIET DRUG USE AND JANUARY 3, 2003, (OR BY A LATER DATE FOR THOSE CLASS MEMBERS WHO WERE UNABLE TO RECEIVE AN ECHOCARDIOGRAM FROM THE TRUST'S SCREENING PROGRAM BY JANUARY 3, 2003, AND WHO OBTAINED A COURT-APPROVED EXTENSION) ("THE SCREENING PERIOD"); AND, 2) WHO HAVE A MEDICAL CONDITION THAT QUALIFIES THEM FOR PAYMENT ON MATRIX LEVELS III, IV OR V, AS MODIFIED BY THE SEVENTH AMENDMENT, IF THOSE CONDITIONS OCCUR AND ARE DIAGNOSED BY THE EARLIER OF DECEMBER 31, 2011, OR 15 YEARS FROM THE DATE OF THEIR LAST DIET DRUG USE.

     Although the Seventh Amendment provides many benefits to participating Class Members, it also removes certain rights that they have under the existing Settlement Agreement. This Overview discusses the benefits the Seventh Amendment provides and those rights it eliminates. See Part II of the Notice for more detailed information.

     The Seventh Amendment will not take effect until it receives approval from the Court and any appeals from such approval are concluded. The Court will decide whether to approve the Seventh Amendment only after it holds a hearing. You have the right to object to the Seventh Amendment and participate in that hearing. You may decide to have your claim processed under the terms and conditions of the Seventh Amendment, or you may elect to remain in the existing Settlement Agreement. This Overview and Part II of the Notice describe each of these options and what may occur as a result of your decision. If you are an eligible Class Member who takes no action, you are covered by the Seventh Amendment.

     4.   WHAT COULD HAPPEN IF THE PROPOSED SEVENTH AMENDMENT DOES NOT TAKE
          EFFECT?

     Approximately $1.7 billion is available to the Trust as of June 30, 2004, to pay claims and administrative expenses under the Settlement Agreement. However, it has substantial obligations to pay in addition to the large number of pending claims for Matrix Level I and II compensation. If the Seventh Amendment does not take effect, it is likely that the Trust will run out of money.

     If that happens, some Class Members may have other available options. These include the Sixth Amendment Opt-Out right, which gives certain Class Members the right to sue Wyeth in the tort system, although not for punitive damages. To be eligible for a Sixth Amendment Opt-Out, a Class Member must, among other things, have filed a Green Form by May 3, 2003, which the Trust finds payable after audit but does not pay because it does not have adequate funds, and which Wyeth does not voluntarily pay. The validity of the Sixth Amendment and its bar on punitive damages is presently on appeal. See page [] of Part II of the Notice for more information on the Sixth Amendment Opt-Out right and the appeal. Some Class Members may also qualify for the Back-End Opt-Out right (as described more fully in Part II of the Notice at pages []), regardless of whether the Trust's funds are exhausted.

     If the Trust runs out of money and none of these opt-out rights is available to you, and your claim is not paid before the Trust's money is exhausted, you would receive nothing from the Trust and would be barred by the terms of the Settlement Agreement from asserting any claim against Wyeth or certain others based on any injury arising out of your use of the diet drugs. However, Counsel for many Class Members have argued that, if claims are not paid, then claimants' rights would have been violated and they should not be precluded by the Settlement Agreement from suing Wyeth, including for punitive damages. Wyeth disputes that argument. The Courts have not decided this dispute and it would likely require many years of litigation, with an uncertain outcome, before those arguments could be finally decided. The Seventh Amendment is designed to resolve such disputes and to provide another option for eligible Class Members.

     5.   WHO IS IN THE SEVENTH AMENDMENT?

     The Seventh Amendment creates two groups of Class Members who are eligible to participate in the Seventh Amendment: Category One and Category Two. Whether you are in Category One or Two depends on your medical condition, which type of forms you have previously filed with the Trust, and how far the Trust has processed your claim. CATEGORY ONE AND CATEGORY TWO CLASS MEMBERS HAVE DIFFERENT RIGHTS UNDER THE SEVENTH AMENDMENT THAN THEY DO UNDER THE SETTLEMENT AGREEMENT. This Overview and Part II of the Notice explain these differences.

     Just because you have received the Notice does not mean that you are in either Category One or Category Two. The following table explains the factors that determine whether you are in Category One or Category Two. ALL of the factors listed for each Category must apply before you can be in either Category One or Category Two.

                    ARE YOU IN CATEGORY ONE OR CATEGORY TWO?

                                                                DETERMINING                        CATEGORY TWO
                           CATEGORY ONE                           FACTORS                YOU ARE NOT IN CATEGORY ONE, AND:
------------------------------------------------------------------------------------------------------------------------------------
You filed a Pink, Blue or Green Form with the Trust on or       REGISTRATION    You filed a Pink, Blue, Green, and/or Gray Form with
before May 3, 2003.                                                             the Trust on or before May 3, 2003, or you think you
                                                                                are timely registered AND the Court decides that you
                                                                                are timely registered.

You have on file with the Trust by _____, 2004, a Green           MEDICAL       You had an echocardiogram performed and were
Form, in which Part I is signed by you and Part II is signed     CONDITIONS     diagnosed with either mild mitral regurgitation or
by a Board-Certified Cardiologist, whose answers contain                        FDA+ regurgitation between the commencement of diet
sufficient information on medical conditions to support a                       drug use and January 3, 2003(or by a later date, for
claim for Matrix Level I or II benefits in the current                          those Class Members who were unable to receive an
Settlement.                                                                     echocardiogram from the Trust's Screening Program by
                                                                                January 3, 2003, and who obtained a Court-approved
                                                                                extension).
You have NOT been paid Matrix benefits from the current        PRIOR PAYMENT    You have NOT been paid Matrix benefits from the
Trust.                                                                          current Trust.

You have NOT received a letter from the Trust advising you      POST-AUDIT      You have NOT received a letter from the Trust
that a cardiologist working for the Trust has reviewed or      DETERMINATION    advising you that a cardiologist working for the
audited your pending Green Form claim and that a decision         LETTER        Trust has reviewed or audited your claim and that a
was made either denying Matrix benefits or finding you                          decision was made finding you eligible for Matrix
eligible for Matrix benefits.                                                   benefits on Level I or II.*

You do NOT have a Green Form Part II on file with the Trust     HIGH LEVEL      You do NOT have a Green Form Part II on file with
signed by a Board-Certified Cardiologist whose answers            CLAIMS        the Trust signed by a Board-Certified Cardiologist
contain sufficient information on medical conditions to                         whose answers contain sufficient information on
support a claim for Matrix Level III, IV or V benefits.                         medical conditions to support a claim for any Matrix
                                                                                benefits.

You have NOT signed an individual release of claims and/or      RELEASE OR      You have NOT signed an individual release of claims
have not been the subject of a final court order dismissing      DISMISSAL      and/or have not been the subject of a final court
with prejudice a legal action relating to injuries arising                      order dismissing with prejudice a legal action
from your use of the diet drugs, unless that court order                        relating to injuries arising from your use of the
allowed you to seek benefits under the Settlement Agreement.                    diet drugs, unless that court order allowed you to
                                                                                seek benefits under the Settlement Agreement.

If you have previously filed an opt-out, special provisions     PREVIOUSLY      If you have previously filed an opt-out, special
apply that affect your eligibility for Category One and           FILED         provisions apply that affect your eligibility for
filing deadlines. See Section 6 below for further details.       OPT-OUT        Category Two and filing deadlines. See Section 6
                                                                                below for further details.

*See Part II of the Notice at pages [] for certain cut-off dates.

      Each person who has made a claim with the Trust has been assigned an individual claim number. If you do not know your claim number, contact the Trust. A list of the claim numbers for everyone believed to be in Category One has been compiled and is available on the Trust's official website at www.settlementdietdrugs.com. You should look at this list to see whether you are on it -- THIS IS YOUR RESPONSIBILITY. If you are not on this Initial Category One List and want to be included in Category One, you will have until _____, 2004, to submit or complete the necessary claim information with the Trust. If you otherwise qualify as a Category One Class Member and you comply with these steps, the list will be revised to include your claim number. See Section 16 below, at Question 10. .

     6.   INITIAL, INTERMEDIATE AND BACK-END OPT-OUTS.

      If you are on the Initial Category One Class Member List described above, and you previously submitted an Initial, Intermediate, or Back-End Opt-Out Form, THE SEVENTH AMENDMENT AUTOMATICALLY REVOKES YOUR INITIAL, INTERMEDIATE OR BACK-END OPT-OUT. This means that you will be in Category One, unless you elect not to participate in the Seventh Amendment. (See Section 13 for an explanation of how to elect not to participate in the Seventh Amendment).

      If you previously submitted an Initial, Intermediate, or Back-End Opt-Out Form and you do not qualify for Category One, but you do qualify for Category Two, you can participate in the Seventh Amendment if you ask Wyeth to revoke your opt-out and Wyeth consents to your request. You may obtain a copy of the Opt-Out Revocation Request Form on the Trust's official website at www.settlementdietdrugs.com. If you revoke your opt-out, you will be in Category Two, if you otherwise qualify for Category Two.

      See Part II of the Notice at [] for more information about these issues.

     7. WYETH'S GUARANTEED PAYMENT OF QUALIFYING FUTURE MATRIX LEVEL III, IV, AND V CLAIMS OF CATEGORY ONE AND CATEGORY TWO CLASS MEMBERS.

      Any Category One or Category Two Class Member who was diagnosed as having FDA Positive or mild mitral regurgitation between the commencement of diet drug use and the end of the Screening Period and who develops medical conditions in the future that qualify on Matrix Level III, IV, or V, as modified by the Seventh Amendment, is entitled to receive payment from the Trust if those conditions are diagnosed and occur by the earlier of December 31, 2011, or 15 years from the Class Member's last use of diet drugs, and if it is determined after medical review or audit that the claim is payable. This is a change from the current Settlement Agreement. See Part II of the Notice at pages []. If the Trust does not have enough money to pay the claims of all such Category One and Category Two Class Members, Wyeth will guarantee payment of these claims and will deposit additional funds into the Trust to pay these claims. The Seventh Amendment does not change the amount payable to claimants at Matrix Levels III, IV or V.

      The Seventh Amendment has changed some of the medical criteria for Matrix Levels III, IV, and V for Seventh Amendment participants. For example, surgery-related claims will qualify for benefits on Matrix Level III only if surgery is actually performed. For more information on how the Seventh Amendment changes the specific medical criteria at Matrix Levels III, IV, and V, see Part II of the Notice at page [], and its Appendix F.

      Wyeth's guarantee of payment to claimants eligible under Levels III, IV, or V, as modified, applies only to Class Members who choose to participate in the Seventh Amendment. Class Members who do not participate in the Seventh Amendment will not receive this benefit and will not receive payment from the Trust if the Trust runs out of money. See Part II of the Notice at pages [].

     8. BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS UNDER THE SEVENTH AMENDMENT.

      The benefits available to an eligible Category One Class Member depend on the outcome of the Supplemental Fund's Medical Review process. The Medical Review process will involve cardiologists who will review the echocardiograms and other specified information submitted with each claim to determine if the required medical conditions exist. This Medical Review is designed to be quicker and simpler than the Trust's current audit process.

     a.   BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO PASS MEDICAL
REVIEW.

          (1) PARTICIPATION IN PRO RATA DISTRIBUTION OF THE $1.275 BILLION SUPPLEMENTAL FUND. Category One Class Members who pass Medical Review will share in the Supplemental Fund on a pro rata basis. A pro rata basis means that the Fund Administrator will divide $1.275 billion, plus any interest earned (after deducting the costs and expenses of the Fund Administrator, the $2,000 minimum payments discussed at Section 8.b. below, and certain credits as discussed in Part II of the Notice, page []), among Category One Class Members who pass Medical Review in a way that gives something to each such Class Member, distributing it proportionately to those with the same medical condition, age, and length of drug use. Payments will be subject to the 2% payment to Derivative Claimants, and applicable attorneys' fees, as described further in the answers to Questions 7 and 14, respectively, in
     Section 16 of this Overview and at pages [] of Part II of the Notice.

            The Fund Administrator's process will work like this: When the claim comes back from Medical Review with medical findings, the Fund Administrator will assign a "Relative Payment Value" to the claim. The Relative Payment Value will depend on how long the claimant used diet drugs, whether the claimant's medical condition falls into either a "High" or "Low" Threshold condition, how old the claimant was at the time of the diagnosis, and whether the claimant has an "Alternative Causation Factor." (For an explanation of High/Low Threshold and Alternative Causation Factors, see Section 10). Once claims of all Category One claimants have been processed through Medical Review and the Fund Administrator has assigned a Relative Payment Value to each claimant, the Fund Administrator will figure out how much each person will be paid, given: 1) the amount of money in the Supplemental Fund; 2) the Relative Payment Value of the claim; and 3) how many other claimants there are and the total of all their Relative Payment Values. See Part II of the Notice on page [] for more information on this subject.

            After the Fund Administrator has finished Medical Reviews for at least 50% of all Category One Class Members, the Fund Administrator may seek Court approval to make a partial payment to each such claimant. If there is a partial payment, it will be only a portion of the estimated final payment, but it will allow eligible claimants to receive money sooner than having to wait for all claimants to complete the Medical Review process. The partial payment may not exceed 40% of the estimated final payment. Also, before making any partial payment, the Fund Administrator must make sure that the partial payments will not put the Supplemental Fund at risk of not being able to pay all eligible claimants. The final payment will be paid once all of the claims have been reviewed. The Court must approve all partial and final payments. Neither the interim nor the final payment may be made before the Seventh Amendment has become final, with all required Court approvals.

            Although the amount of money each Category One Class Member will receive from the Supplemental Fund cannot be known until the Fund Administrator has completed its Medical Review of all the claims, most, if not all, of those Class Members will receive less than they would have received under the Settlement Agreement, and most will receive substantially less. However, as discussed in Sections 2 and 4 of this Overview, it is very likely that the Trust will run out of money and will be unable to pay all claims that would otherwise be payable. The way Category One claimants who pass Medical Review get paid under the Seventh Amendment will make it certain that all these claimants will receive some money.

          (2) NO CASH/MEDICAL SERVICES BENEFIT FROM THE TRUST. The existing Settlement Agreement provides Class Members diagnosed as FDA Positive between the beginning of diet drug use and the end of the Screening Period the opportunity to receive $3,000 to $6,000 in cash or $5,000 to $10,000 worth of heart valve-related medical services. This benefit is called the "Cash/Med Benefit." The Seventh Amendment eliminates the Cash/Med Benefit to Category One Class Members who pass Medical Review and receive benefits from the Supplemental Fund.

          b. BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO FAIL MEDICAL REVIEW.

          (1) PAYMENT OF $2,000. Category One Class Members who fail (or elect not to undergo) Medical Review will still receive $2,000 from the Supplemental Fund, less applicable attorney's fees if the Class Member is represented by an attorney. The Class Member will be required to prove diet drug use to obtain this benefit.

          (2) ELIGIBLE FOR CASH/MED BENEFIT. Category One Class Members who fail Medical Review but have an echocardiogram that is determined in the Medical Review process to show FDA Positive regurgitation between the beginning of diet drug use and the end of the Screening Period qualify for the Cash/Med Benefit, if they have not previously been paid or provided this benefit. The Trust will not audit these claims or require the claimant to submit to any additional medical review, but the claimant will be required to prove use of diet drugs to obtain this benefit from the Trust.

          c. CATEGORY ONE CLASS MEMBERS WHO FAIL TO TIMELY COMPLY WITH FUND ADMINISTRATOR'S REQUIREMENTS. The Fund Administrator will ask Category One Class Members to comply with certain filing deadlines and proof submissions before the claim is sent to Medical Review. Failure to comply with the Fund Administrator's requirements may disqualify Category One Class Members from receiving some benefits that they might otherwise be eligible to receive.

          (1) NOT ELIGIBLE FOR MEDICAL REVIEW. If a Category One Class Member fails to comply with the Fund Administrator's requirements for filing or completing a claim for Medical Review, the opportunity for Medical Review and its possible benefits will not be available to that Class Member.

          (2) PAYMENT OF $2,000. A Category One Class Member who fails to comply with the Fund Administrator's requirements will still be paid $2,000, less applicable attorney's fees if the Class Member is represented by an attorney.

          (3) NOT ELIGIBLE FOR CASH/MED BENEFIT. A Category One Class Member who does not comply with the Fund Administrator's requirements for filing or completing a claim will no longer have the right to the Cash/Med Benefit from the Trust, even if he or she has an echocardiogram report or claim form on file with the Trust showing FDA Positive regurgitation between the beginning of diet drug use and the end of the Screening Period.

          d. BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO ELECT TO MOVE TO CATEGORY TWO. Category One Class Members will have the option of electing to move to Category Two, but this election must occur by ____, which is 120 days after the deadline established by the Court for allowing Class Members to object or elect not to participate in the Seventh Amendment. If the Court extends that deadline, the 120 day deadline for a Category One Class Member to elect Category Two will also be extended.

          (1) ELIGIBLE FOR $2,000 PAYMENT. Category One Class Members who elect to move to Category Two will receive $2,000, less applicable attorney's fees if the Class Member is represented by an attorney, within 60 days after Final Judicial Approval. To receive this benefit, claimants must have been identified on the Initial Category One Class List or otherwise qualified for inclusion on that list and must have timely submitted a Category Two Election Form.

          (2) ELIGIBLE FOR CASH/MED BENEFIT. Category One Class Members who elect to move to Category Two and who qualify for the Cash/Med benefit will receive that benefit, if it has not previously been paid or provided to them. The Trust will not audit these claims for Cash/Med benefits or require the claimant to submit to any additional medical review, but the claimant must submit a properly completed Gray Form, echocardiogram tape or disk, and proof of diet drug use as required by the Settlement Agreement.

     9.   BENEFITS AVAILABLE TO CATEGORY TWO CLAIMANTS UNDER THE SEVENTH
          AMENDMENT.

          a. NOT ELIGIBLE FOR MEDICAL REVIEW. Category Two claimants cannot participate in the Supplemental Fund. Instead, their claims will be administered by the Trust. Because Category Two claimants do not participate in the Supplemental Fund, they are not eligible to participate in the Medical Review process and the pro rata distribution of the available money in the Supplemental Fund.

          b. PAYMENT OF $2,000. To receive a payment of $2,000, Category Two Class Members must have proof that they used the diet drugs, and they must have an echocardiogram between the commencement of diet drug use and the end of the Screening Period showing that they have FDA Positive or mild mitral regurgitation, and they must submit a Green or Gray Form documenting their FDA Positive or mild mitral diagnosis. No later than 60 days after Final Judicial Approval, the Trust will pay $2,000, less applicable attorney's fees if the Class Member is represented by an attorney, to eligible Category Two Class Members. Eligible Category Two Class Members will appear on a list within 30 days of Final Judicial Approval, which will be posted on the Trust's website. No later than 60 days after Final Judicial Approval, the Trust will notify each potential Category Two Class Member without complete submissions on file (and thus not appearing on the list) that they will not receive $2,000 unless they submit the necessary documentation to the Trust. Within 60 days after the Category Two Class Member submits the necessary materials, the Trust will pay the eligible Category Two Class Member $2,000, less applicable attorney's fees if the Class Member is represented by an attorney. ALL NECESSARY DOCUMENTATION MUST BE SUBMITTED TO THE TRUST NO LATER THAN SEVEN MONTHS AFTER FINAL JUDICIAL APPROVAL, OR THE CATEGORY TWO CLASS MEMBER WILL NOT BE ABLE TO RECEIVE THE $2,000. Although the Trust will process these claims for payment, Wyeth will deposit money into the Trust to make these $2,000 payments to Category Two Class Members, and these deposits will not reduce the amount of money Wyeth is obligated to pay under the original Settlement Agreement.

          c. ELIGIBLE FOR CASH/MED BENEFIT. Category Two Class Members will be eligible for the Cash/Med Benefit, if they have not previously been paid or provided this benefit and they have been diagnosed with FDA Positive regurgitation between the beginning of diet drug use and the end of the Screening Period. The claimant will be required to have all proof required by the Settlement Agreement, including proof of diet drug use, and the Trust may audit 10% of these claims to ensure that they meet all of the requirements for this benefit.

     The following table summarizes the benefits available to Category One and Category Two Class Members. All citations in the table are to sections of this Overview.

                    SEVENTH AMENDMENT BENEFIT REFERENCE GUIDE
            (ALL BENEFITS SUBJECT TO ELIGIBILITY REQUIREMENTS OF THE
                   SETTLEMENT AGREEMENT AND SEVENTH AMENDMENT)

                                                                                GUARANTEED PAYMENT     STILL ELIGIBLE FOR CASH/MED
                                                                                OF MATRIX LEVEL III,      BENEFIT FROM TRUST UNDER
          CATEGORY                        MONETARY PAYMENT                        IV OR V CLAIMS?*       THE EXISTING SETTLEMENT?
------------------------------------------------------------------------------------------------------------------------------------
                                                   Pro rata share of
                                                 $1.275 billion, after
                                                   expenses and other                  Yes                         No
                             CLAIM PASSES       payments and deductions.
            WITH MEDICAL    MEDICAL REVIEW       [See Section 8.a.(1)]            [See Section 7]          [See Section 8.a.(2)]
              REVIEW        --------------------------------------------------------------------------------------------------------
                                                                                                         Yes, if the Medical Review
                                                                                                            process finds FDA+
                                                                                                            regurgitation on an
                                                        $2,000                          Yes            echocardiogram taken between
                             CLAIM FAILS                                                              the beginning of diet drug use
                            MEDICAL REVIEW       [See Section 8.b.(1)]            [See Section 7]     and the end of the Screening
                                                                                                                  Period.
                                                                                                            [See Section 8.b.(2)]
------------------------------------------------------------------------------------------------------------------------------------
           FAILS TO COMPLY                              $2,000                          Yes                        No
             WITH FUND
           ADMINISTRATOR'S
            REQUIREMENTS                          [See Section 8.c.(2)]            [See Section 7]        [See Section 8.c.(3)]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Yes, if FDA+ on an
                                                                                                           echocardiogram taken
                                                                                                       between the beginning of diet
          ELECT TO MOVE TO                               $2,000                          Yes            drug use and the end of the
            CATEGORY TWO                                                                                Screening Period, which is
                                                                                                      supported by a Gray or Green
CATEGORY                                          [See Section 8.d.(1)]            [See Section 7]                  Form.
  ONE                                                                                                      [See Section 8.d.(2)]
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Yes, if found FDA+ on an
                                 $2,000, if FDA+ or have Mild Mitral                                   echocardiogram taken between
                               Regurgitation on an echocardiogram taken                                 the beginning of diet drug
                              between the beginning of diet drug use and                                  use and the end of the
                            the end of the Screening Period, as supported               Yes             Screening Period, which is
                                       by a Gray or Green Form.                                        supported by a Gray or Green
                                                                                                        Form. Ten percent of these
                                                                                                         claims will be subject to
                                                                                                                Trust audits.
CATEGORY
  TWO                                  [See Section 9.b]                          [See Section 7]            [See Section 9.c]
------------------------------------------------------------------------------------------------------------------------------------

*CLAIMANTS MUST MEET THE REQUIREMENTS FOR MATRIX III, IV, OR V CLAIMS, AS MODIFIED BY THE SEVENTH AMENDMENT, WHICH ARE BASED ON CONDITIONS THAT ARE DIAGNOSED AND OCCURRED BY THE EARLIER OF DECEMBER 31, 2011, OR 15 YEARS FROM THE CLASS MEMBER'S LAST DIET DRUG USE. SEE SECTION 7 AND PART II OF THE NOTICE AT PAGES [] FOR MORE INFORMATION.

      10.   THE SUPPLEMENTAL FUND'S TREATMENT OF CERTAIN MEDICAL CONDITIONS.

            a. HIGH AND LOW THRESHOLD CONDITIONS UNDER THE SEVENTH AMENDMENT. The Seventh Amendment takes the Matrix Level I and II medical criteria in the existing Settlement Agreement and divides them into "High Threshold" and "Low Threshold" conditions, recognizing that certain medical conditions on Levels I and II are more severe than others. People who are found during the Supplemental Fund's Medical Review process to have medical conditions on the High Threshold will receive more compensation from the Supplemental Fund than those on the Low Threshold. The following table describes generally what medical conditions qualify on the High Threshold and Low Threshold.

              HIGH THRESHOLD CONDITIONS                                        LOW THRESHOLD CONDITIONS
--------------------------------------------------------------------------------------------------------------------------------
 REGURGITATION        HIGH THRESHOLD COMPLICATING        REGURGITATION                 LOW THRESHOLD COMPLICATING
  LEVEL/VALVE                  FACTOR                    LEVEL/VALVE                               FACTOR
--------------------------------------------------------------------------------------------------------------------------------
 Severe Aortic     With or Without High Threshold       Severe Mitral             No High Threshold Complicating Factors
                        Complicating Factors

                                                            FDA+
Moderate Aortic     Abnormal Left Ventricular End-         Valvular      Bacterial Endocarditis Contracted After Commencement of
                 Systolic or End Diastolic Dimension     Regurgitation                          Diet Drug Use

Moderate Aortic         Ejection Fraction <50%          Moderate Mitral                  Abnormal Left Atrial Size

 Severe Mitral          Pulmonary Hypertension          Moderate Mitral                    Pulmonary Hypertension

 Severe Mitral      Abnormal Left Ventricular End-      Moderate Mitral     Abnormal Left Ventricular End-Systolic Dimension
                          Systolic Dimension

 Severe Mitral           Ejection Fraction <50%         Moderate Mitral                          Ejection Fraction < or = 60%

            b. ALTERNATIVE CAUSATION FACTORS. Alternative Causation Factors are medical factors that cause some of the same medical conditions as those claimed to have been caused by the diet drugs. As in the existing Settlement Agreement, an Alternative Causation Factor found during Medical Review in the Supplemental Fund will reduce the value of a claim. Many of the same Alternative Causation Factors from the Settlement Agreement exist in the Seventh Amendment, although some have been changed, and others have been eliminated. See Part II of the Notice, Appendix D.

      11.   NO LATER OPT-OUT RIGHTS FOR SEVENTH AMENDMENT PARTICIPANTS.

      The existing Settlement Agreement provided opportunities for certain people who met specific medical criteria and/or procedural requirements to opt-out and file a lawsuit against Wyeth. The time for submitting two of those opt-out rights - the Initial and Intermediate - has passed (except possibly for certain Class Members who received a late echocardiogram in the Screening Program). PEOPLE WHO PARTICIPATE IN THE SEVENTH AMENDMENT WILL NO LONGER HAVE ANY RIGHT TO OPT OUT UNDER THE INTERMEDIATE, BACK-END, SIXTH AMENDMENT AND FINANCIAL INSECURITY OPT-OUTS. For a discussion of these opt-out rights and their termination for persons participating in the Seventh Amendment, see Part II of the Notice at pages []. A Class Member who would have been eligible for these later opt-out rights but participates in the Seventh Amendment will no longer be able to exercise these opt-out rights and file suit against Wyeth.

      12.   OTHER PROVISIONS OF THE SEVENTH AMENDMENT AFFECTING CLASS MEMBERS.

            a. RELEASE OF CLAIMS AND COVENANT NOT TO SUE. The Seventh Amendment reiterates and reaffirms the Settlement Agreement's provisions releasing Wyeth and other people or entities called "Released Parties" arising from the use of diet drugs. "Released Parties" is defined more fully in Part II of the Notice at ________. The claims that are released are called "Settled Claims," and are explained more fully in Appendix D to Part II of the Notice. In addition to these releases, the Seventh Amendment releases Wyeth and all Released Parties for any acts or omissions of the Trust or its representatives, as well as all claims arising out of Wyeth's role in drafting, negotiating, obtaining approval of, or in the administration of the current Settlement Agreement. Class Members participating in the Seventh Amendment will be barred from asserting against Wyeth or other Released Parties that their rights were violated in connection with the original Settlement Agreement, including any argument relating to the Trust's not having enough money to pay valid claims. If someone else establishes a right not to be bound by the Settlement Agreement on behalf of Class Members or some group of them, Class Members participating in the Seventh Amendment will not have that right. In addition, participating Class Members will not be able to assert any claim against any Trustee, officer or employee of the Trust arising from the performance of their duties under the Settlement Agreement, as to which the Trustee and/or the Trust officer or employee may have a right of indemnity from the Settlement Fund or against the Trust with respect to any such claims. For more information on this subject, see
Part II of the Notice at pages [].

            b. TERMINATION OF TRUST LAWSUITS AGAINST CERTAIN PHYSICIANS AND PRECLUSION OF SIMILAR SUITS AGAINST CLAIMANTS, THEIR PHYSICIANS AND THEIR ATTORNEYS. The Seventh Amendment bars the Trust or Wyeth from suing anyone to recover amounts paid by the Trust before July 21, 2004. It could be asserted that this bar benefits certain attorneys, apart from effects of the Seventh Amendment on their clients or on other Class Members because, among other things, Wyeth and the Trust have made allegations against some attorneys in connection with claims they have submitted on behalf of clients, as discussed at pages [] of Part II of the Notice. Those attorneys have denied those allegations. Neither Wyeth nor the Trust has made such allegations against most attorneys representing Class Members. No such allegations have been made against Class Counsel. Under these circumstances, Class Counsel does not have any financial stake in the Seventh Amendment's bar against this kind of lawsuit. Class Counsel has an independent fiduciary obligation to the class as a whole and has made an independent determination that this anti-lawsuit provision of the Seventh Amendment is in the best interests of the class because such lawsuits would likely lead to lengthy litigation, are likely to cost the Trust more than it will actually recover, and would create an environment not conducive to efficient claims resolution. Class Counsel has also made a determination that the Seventh Amendment as a whole is in the best interest of the class. You may choose to rely on these determinations by Class Counsel or you may choose to seek independent legal advice in deciding whether to participate in the Seventh Amendment.

            c. UNDERTAKINGS BY CERTAIN LAWYERS FOR CLASS MEMBERS. Because Wyeth was not willing to proceed with negotiations of the Seventh Amendment without assurance that the amendment would receive substantial support from other Class Members, written support for the Seventh Amendment was obtained from law firms representing a large number of Class Members. Those law firms signed a term sheet stating that they believed the Seventh Amendment is in the best interests of their clients and committing that they would recommend to all their clients that they participate in it and not object to it. Those law firms have recognized that there is a conflict between representing some claimants who want to be part of the Seventh Amendment and some who do not. This is because clients who decide not to participate in or to object to the Amendment could lead to Wyeth's terminating the Seventh Amendment, to the detriment of those clients who wish to participate. See Section 14. Those law firms further stated in the term sheet that they would take all lawful measures to withdraw from representing any client who elects not to be covered by, or who objects to, the Seventh Amendment and would therefore forego an legal fees related to any such client's claims. Eligible Class Members who are represented by their own attorney may wish to discuss with an attorney the potential conflict described here and its impact on their decision-making regarding all issues relating to the Seventh Amendment.

            d. EFFECT ON OTHER PROCEEDINGS. A number of other legal proceedings and appeals have been stayed and would be dismissed and terminated if the Seventh Amendment becomes effective. For more information on this subject, see pages [] of Part II of the Notice.

            e. AMOUNTS OWED TO MEDICARE OR HEALTH INSURANCE COMPANIES; CLASS MEMBER INDEMNITY. If Medicare or any other governmental entity or private health insurance carrier has paid any of your medical expenses or has provided medical services relating to or arising from use of diet drugs, you might have certain obligations to satisfy their claims for subrogation or reimbursement. If you receive a pro rata share from the Supplemental Fund, you would also be required to pay Wyeth, the Trust, or the Fund Administrator, if they are sued by the entity that paid those expenses. For more information on this subject, see pages [] of Part II of the Notice.

      13.   YOUR RIGHT TO DECIDE WHETHER TO PARTICIPATE IN THE SEVENTH
            AMENDMENT.

      No Class Member receiving the Notice is required to participate in the Seventh Amendment. You may elect not to participate and continue to have whatever rights you may have under the existing Settlement Agreement. If you do not want to participate in the Seventh Amendment, you must notify Wyeth in a written statement that is postmarked or delivered no later than ____, 2004, that you clearly wish not to participate in the Seventh Amendment. This written statement must include your full name, your address, the claim number assigned to you by the Trust, your Social Security number, and the name of your attorney, if you have one. It must also state clearly that you do not wish to participate in the Seventh Amendment. YOU MUST PERSONALLY SIGN THIS WRITTEN STATEMENT. If your written statement does not include all of these requirements, and if it is not postmarked or delivered on or before ___, 2004, you will be part of the Seventh Amendment. For your convenience, you may use the Seventh Amendment Opt-Out Form available on the Trust's official website at www.settlementdietdrugs.com to make your election not to participate in the Seventh Amendment, or you may write your own statement that complies with these requirements. CLASS MEMBERS WHO ELECT NOT TO PARTICIPATE IN THE SEVENTH AMENDMENT WILL REMAIN SUBJECT TO THE EXISTING SETTLEMENT AGREEMENT AND ALSO RETAIN ANY OPT-OUT RIGHT, INCLUDING THE SIXTH AMENDMENT AND THE BACK-END OPT-OUT, IF THEY QUALIFY TO EXERCISE SUCH OPT-OUTS UNDER THE TERMS OF THE SETTLEMENT AGREEMENT.

      Unless you elect not to participate in the Seventh Amendment, you will be accepting all of its terms. These terms include both the benefits the Seventh Amendment provides, as well as the elimination of certain rights under the existing Settlement Agreement, which are terminated by the Seventh Amendment, and the releases, and other matters discussed in Sections 11 and 12.

      14.   WYETH'S RIGHT TO TERMINATE THE SEVENTH AMENDMENT.

      Wyeth has the right to terminate the Seventh Amendment at any time before _____, 2004. Wyeth has stated that one factor it will consider in deciding whether to terminate the Seventh Amendment and, therefore, not pay the $1.275 billion, will be the extent of Class Members' participation in the Seventh Amendment. Wyeth has stated that unless there is a very high level of participation by eligible Class Members in the Seventh Amendment, it intends to walk away and terminate the Seventh Amendment.

      15.   SUMMARY OF YOUR OPTIONS UNDER THE SEVENTH AMENDMENT.

      Although Part II of the Notice provides more detail about your options under the Seventh Amendment, this table summarizes some options you have:

                      YOUR OPTIONS IN THE SEVENTH AMENDMENT

    OPTIONS                                EXPLANATION                                            ACTION
------------------------------------------------------------------------------------------------------------------------------------
                                                                                You do not need to do anything at this time beyond
                                                                                checking to see if your claim is on the Category One
                                                                                Class Member List, unless you previously filed an
                                                                                Initial, Intermediate or Back-End opt-out and wish
                                                                                to be in the Seventh Amendment. However, to receive
PARTICIPATE IN THE  Be eligible to seek benefits in the Seventh Amendment,      benefits under the Seventh Amendment, you must
SEVENTH AMENDMENT   and relinquish certain rights under the Settlement          comply with deadlines established by the Fund
                    Agreement.                                                  Administrator and/or the Trust, depending on whether
                                                                                you seek benefits as a Category One or Category Two
                                                                                Class Member.

                                                                                If you previously filed an Initial, Intermediate or
                                                                                Back-End opt-out, see Section 6 for details on what
                                                                                you must do, if anything, to participate in the
                                                                                Seventh Amendment
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Send a written statement notifying Wyeth of your
ELECT TO BE         Remain in the existing Settlement Agreement to be           clear intention not to participate, which you can do
  EXCLUDED          processed by the Trust, subject to the Claims Integrity     (but are not required to do) by completing, signing
(OPT OUT OF         Program and retaining opt-out rights, if you qualify for    and timely submitting the Seventh Amendment Opt-Out
THE SEVENTH         them.                                                       Form, which is available for your convenience on the
AMENDMENT)                                                                      Trust's website at www.settlementdietdrugs.com. See
                                                                                Section 13.
------------------------------------------------------------------------------------------------------------------------------------
                                                                                Write, do not call, the Court if you do not like the
OBJECT TO THE       Tell the Court if you do not like the Seventh Amendment     Seventh Amendment, and specify the reasons you
SEVENTH AMENDMENT   or any portion(s) of it and why.                            object. Your objection(s) must be accompanied by a
                                                                                memorandum of law explaining why you think the
                                                                                Seventh Amendment should not be approved. See Part
                                                                                II of the Notice, pages []
------------------------------------------------------------------------------------------------------------------------------------
                                                                                File an objection as specified above and request in
                    Speak to the Court in a formal hearing about the fairness   writing a time to be heard by the Court, and specify
GO TO A HEARING     of the Seventh Amendment.                                   whether you have an attorney and, if so, who that
                                                                                is. In your written request, summarize any grounds
                                                                                for any objections.
------------------------------------------------------------------------------------------------------------------------------------

      16.   ANSWERS TO SOME FREQUENTLY ASKED QUESTIONS.

            1.    HOW DO I GET A COPY OF THE SEVENTH AMENDMENT?

            You may view a copy of the Seventh Amendment and the Settlement Agreement on the Trust's official website, at www.settlementdietdrugs.com. You may also request a copy by writing to the Trust at AHP Settlement Trust, P.O. Box 7939, Philadelphia, Pennsylvania, 19101, or by calling the Trust at 1-800-386-2070. Finally, you may inspect a copy of the Seventh Amendment at the Clerk's Office at the United States District Court for the Eastern District of Pennsylvania in Philadelphia, PA, during regular business hours, and may get copies by paying their copying costs.

            2. WHAT MUST HAPPEN, AND ON WHAT TIMETABLE, FOR THE SEVENTH AMENDMENT TO BE APPROVED BY THE COURT?

            The Court has preliminarily approved the Seventh Amendment and has issued an Order that governs the steps that must now occur before the Seventh Amendment can be finally approved by the Court. The first thing that must happen is that Class Members deciding not to participate must file this election by ___, 2004. Class Members must also submit any objections to the Seventh Amendment by ___, 2004. After this deadline, Wyeth will have 60 days (which can be extended by the Court upon unanimous consent of Wyeth, the SALC, and Class Counsel) to decide whether to walk away from the Seventh Amendment. If Wyeth does not walk away, the Court will hold a Fairness Hearing on ___, to determine whether the proposed Seventh Amendment is fair, reasonable and adequate. During the Fairness Hearing, the Court will hear testimony and/or arguments for, and objections against, the Seventh Amendment. After the Fairness Hearing, the Court will decide whether to grant its approval to the Seventh Amendment. If the Court grants its approval, there will be a period of 30 days for persons who filed Objections to appeal the Court's decision. If there are no appeals, Final Judicial Approval will occur after the last day of the appeal period, or 31 days after this Court has granted its approval. If there are appeals, then Final Judicial Approval will not occur until all appeals are concluded, which could take a long time.

            3. CAN ANY CLAIMS PROCESSING OCCUR BETWEEN THIS COURT'S APPROVAL AND FINAL JUDICIAL APPROVAL?

            Yes. The Fund Administrator may process claims of Category One Class Members, and the Trust may process claims of Category Two Class Members between this Court's approval and Final Judicial Approval to allow payment as promptly as possible to all eligible Category One and Category Two Class Members following Final Judicial Approval. No payments will be made until after Final Judicial Approval. The Trust's claims processing activity, including its audit, Claims Integrity Program, and payment of claims, may proceed for those claimants who elect not to participate in the Seventh Amendment after the end of the period when Wyeth can walk away from the Seventh Amendment.

            4. WHAT ADMINISTRATIVE STEPS WILL THE FUND ADMINISTRATOR REQUIRE FOR SUBMITTING A CLAIM TO THE SUPPLEMENTAL FUND?

            If the Seventh Amendment is approved by the Court, the Fund Administrator will establish rules, forms, and procedures for submitting and processing claims by Category One Class Members. Generally, the claims review process will be designed to be simpler and quicker than the current Matrix claim and audit process at the Trust.

            If you wish to be eligible for Category One benefits, the Fund Administrator must have your proof of diet drug use, a copy of the echocardiogram tape or disk that forms the basis of your claim, a sworn statement on a form provided by the Fund Administrator which states your date of birth, the date of the echocardiogram supporting your claim, and whether you previously received any payment of Matrix benefits from the Trust or received notice that the Trust denied your claim for Matrix benefits. The Fund Administrator may request additional information in support of a claim. If you do not meet the Fund Administrator's requirements, you may not obtain some benefits that you might otherwise have been eligible to receive.

            5. HOW LONG WILL IT BE BEFORE MY CLAIM GETS PAID UNDER THE SEVENTH AMENDMENT?

            The timing of payments depends on how long it takes for the Seventh Amendment to receive Final Judicial Approval (see Question and Answer #2 above), and whether you are a Category One or Category Two Class Member. No payments can be made until the Seventh Amendment receives Final Judicial Approval.

After Final Judicial Approval, the Court may authorize the Fund Administrator to make partial payments (not to exceed 40% of the expected final claim payment to Category One Class Members who pass Medical Review). The Fund Administrator will not decide whether to seek Court approval to make a partial payment until at least 50% of all eligible claims have gone through Medical Review. Final distributions will be made after all Category One participants have completed Medical Review.

            Category Two Class Members will receive any applicable $2,000 payment by the later of 60 days after Final Judicial Approval or 60 days after they have submitted all documentation necessary for Category Two participation.

            The Trust's claims processing activity, including its audit, Claims Integrity Program, and payment of claims, may proceed for those claimants who elect not to participate in the Seventh Amendment after the end of the period when Wyeth can walk away from the Seventh Amendment.

            6. IS THERE A WAY UNDER THE SEVENTH AMENDMENT FOR ME TO AVOID GOING THROUGH MEDICAL REVIEW IN THE SUPPLEMENTAL FUND, BUT STILL BE PAID SOMETHING?

            Yes. Category One participants may elect to forego any Medical Review by switching to Category Two. Category One participants who switch to Category Two will not receive the pro rata share of the Settlement Fund, but will receive $2,000 and they will still be eligible for the Cash/Med benefit if they have an echocardiogram showing FDA Positive regurgitation between the beginning of diet drug use and the end of the Screening Program. If they have such a timely echocardiogram that shows FDA Positive regurgitation or mild mitral regurgitation, they also are still eligible to file a claim with the Trust seeking benefits on Matrix Level III, IV, or V, as modified by the Seventh Amendment, if the medical condition qualifying them on those Matrix levels is diagnosed and occurs by the earlier of December 31, 2011, or fifteen years from their last use of the diet drugs. Wyeth has agreed to deposit funds into the Trust to make sure that all qualifying Level III, IV or V claims, based on the modified criteria, are paid.

            The only other way to be paid without going through Medical Review is if you are one of the few people whose claim had already gone through audit at the Trust and was found payable by the Trust's doctors, but the Trust had not yet issued you a letter telling you the outcome of that audit. If you are one of those people, you have received a special notice in this packet informing you of your status and how your claim will be processed in the Supplemental Fund.

            7. WHAT HAPPENS TO THE CLAIMS OF DIET DRUG USERS' FAMILY MEMBERS UNDER THE SEVENTH AMENDMENT?

            The Settlement Agreement provides benefits to eligible spouses, significant others and/or children of diet drug users, who are called Derivative Claimants. Under the Seventh Amendment, Derivative Claimants do not receive any portion of a $2,000 payment amount received by Category One Class Members who fail Medical Review, switch to Category Two, or fail to comply with the Fund Administrator's requirements. Nor do they receive a portion of the $2,000 payment to Category Two Class Members. Derivative Claimants of Category One Class Members who pass Medical Review will receive an aggregate 2% share of the Category One Class Member's benefit. See Part II of the Notice, page [] for further information.

            8. IS THERE A CHANCE THAT THE SEVENTH AMENDMENT WILL NOT TAKE
EFFECT?

      Yes. The Seventh Amendment will not take effect if Wyeth decides to walk away or the Court decides not to approve it. Unless there is a very high level of participation by eligible Class Members in the Seventh Amendment, Wyeth has stated that it intends to terminate the Seventh Amendment and not deposit the additional $1.275 billion into the Supplemental Fund. Instead, its contractual funding obligations will end once its original funding obligations under the Settlement Agreement are satisfied. Wyeth will have no further contractual obligation to provide additional funds to the Trust for Matrix Compensation benefits if the Trust once it runs out of money.

            9. DOES THE SEVENTH AMENDMENT CHANGE THE REQUIREMENTS FOR SURGERY CLAIMS?

      Yes. The existing Settlement Agreement provides Matrix Level III benefits for a Class Member who took the diet drugs and had heart-valve repair or replacement surgery on a valve that had been diagnosed between the commencement of diet drug use and the end of the Screening Period as having FDA Positive or mild mitral regurgitation. The Settlement Agreement also provides Matrix Level III benefits under certain circumstances for a Class Member who took the diet drugs and needed -- but did not have - heart-valve surgery on a valve with severe regurgitation, if he or she submits supporting medical records and a physician's statement. The Seventh Amendment provides Matrix Level III benefits for people who actually have surgery within specified deadlines, but it does not provide these benefits for people who did not have surgery. However, the Seventh Amendment does permit a person needing surgery, but whose doctor has advised against it, to make certain claims at Matrix Levels IV and V.

            10. IF I AM NOT ON THE CATEGORY ONE LIST BUT WANT TO BE, WHAT CAN I DO TO BE A CATEGORY ONE CLASS MEMBER?

      If you are not on the Category One list, you may take steps to be included in Category One IF you have already done certain things. You must have submitted a signed Pink, Blue and/or Part I of a Green Form, and/or a substantially completed Green Form Part II signed by an attesting physician to the Trust on or before May 3, 2003. You must have had an echocardiogram after you used the diet drugs but before the end of the Screening Period that demonstrates mild mitral or FDA Positive regurgitation, and an echocardiogram after diet drug use that demonstrates a Matrix Level I or Matrix Level II condition.

      If you have satisfied these steps, you must submit to Wyeth and to the Fund Administrator, no later than ____, proof of diet drug use, a Green Form with Part I signed by you and Part II signed by an attesting physician in which the answers contain sufficient information on medical conditions to support a claim on Matrix Level I or Matrix Level II. Finally, you must submit the echocardiogram(s) on which your claim is based. Within 120 days of ____, Wyeth, the SALC and the Fund Administrator will review these submissions and shall decide whether to include the Class Member as a Category One Class Member.

      This does not apply if you have previously filed an Initial, Intermediate or Back-End Opt-Out. The only way for a person who previously filed an Initial, Intermediate or Back-End Opt-Out to be included in Category One is if they filed a Green Form by May 6, 2004, in which the answers to Part II contain sufficient information on medical conditions to support a claim on Matrix Level I or Matrix Level II. Under those circumstances, your opt-out will be AUTOMATICALLY REVOKED unless you elect not to participate in the Seventh Amendment.

      If you previously filed an Initial, Intermediate or Back-End Opt-Out and you did not file such a Green Form by May 6, 2004, you can be in Category Two if you obtain Wyeth's consent to revoke your opt-out. If you obtain that consent, and if you otherwise qualify, you will be in Category Two.

            11. WHAT IF I DID NOT KEEP A COPY OF MY ECHOCARDIOGRAM TAPE OR PROOF THAT I USED THE DIET DRUGS WHEN I SUBMITTED THEM TO THE TRUST?

      You may ask the Trust, in writing, to provide a copy of your echocardiogram tape and proof of diet drug use to the Fund Administrator. You will have to pay the Trust a service fee of $50.00 for providing copies of your diet drug use proof and $100.00 for providing a copy of your echocardiogram tape.

            12. IF I DECIDE TO GO THROUGH MEDICAL REVIEW AND THE FUND ADMINISTRATOR'S DOCTOR DOES NOT THINK MY CLAIM QUALIFIES, IS THERE ANYTHING I CAN DO TO GET ANOTHER CHANCE?

      Yes. If your claim fails Medical Review, you will be able to ask the Fund Administrator to submit your claim to a different doctor for a second review. Your request must be in writing within whatever deadline the Fund Administrator sets, and you must pay a non-refundable fee, not to exceed $2,500, to help cover the cost of the second review. If the second doctor finds your claim payable, it will be processed by the Fund Administrator as a payable claim, with no regard to the first review. If you do not request a second review and/or if the second review also finds that your claim is not payable, the Fund Administrator's determination will be final and you will not be able to challenge or appeal that decision.

            13. THIS OVERVIEW SAYS THAT IF A CLASS MEMBER GETS A $2,000 PAYMENT, IT IS "LESS APPLICABLE ATTORNEY'S FEES." HOW MUCH WILL BE TAKEN OUT OF THE $2,000 TO PAY MY ATTORNEY?

      This is a matter to discuss with your attorney, but the Seventh Amendment sets a maximum of $650 that your attorney can take out of your $2,000.

            14. WILL ATTORNEYS' FEES BE DEDUCTED OUT OF OTHER PAYMENTS I MIGHT RECEIVE UNDER THE SEVENTH AMENDMENT? IF SO, HOW MUCH WILL BE DEDUCTED?

      This is a matter to discuss with your attorney, because this depends on the individual agreement you have with him or her. Subject to the Court's approval, the Court will determine whether a "common benefit" fee will be set aside out of the Supplemental Fund to pay attorneys for professional services that are found by the court to be of "common benefit" to Category One Class Members. Subject to the Court's approval, the persons who participate in that fee would include Class Counsel, members of SALC, and possibly others. If the Court awards this common benefit fee and you are represented by an attorney, the fee will be taken out of your attorney's share and will not affect the amount you receive. If you are not represented by counsel, the amount will be deducted from your payment. For more information on the common benefit fee, see [] of Part II of the Notice.

            15. THE SETTLEMENT AGREEMENT PROVIDES SPECIFIC DETAIL ABOUT HOW MUCH MONEY I WOULD RECEIVE IF MY CLAIM WAS FOUND PAYABLE BY THE TRUST, BUT I CANNOT FIND ANY INFORMATION ABOUT THE EXACT AMOUNT OF MONEY I WOULD GET AS A CATEGORY ONE CLASS MEMBER UNDER THE SEVENTH AMENDMENT. WHY?

      Many factors affect the actual amount of money a Category One Class Member may receive under the Seventh Amendment. Assuming your claim passes Medical Review in the Supplemental Fund, there is still no way to calculate or predict an actual amount until the Fund Administrator knows how many Category One Class Members pass Medical Review, and their ages, medical conditions and duration of diet drug use. The Fund Administrator will pay claims according to a grid, but for now, that grid can only show you the relative differences between Class Members based on their age, diet drug use, whether they have "High" or "Low" Threshold conditions, and whether they have any alternative causation factors. It is important to remember that one of the main goals of the Seventh Amendment is to pay all eligible Class Members something. The Fund Administrator will process and pay claims as quickly as it can, and may be able to make a partial payment to all eligible Class Members once at least 50% of the claims complete Medical Review. Although the Settlement Agreement specifies compensation levels corresponding to particular medical conditions, payment of such amounts is not guaranteed, and it is likely that many eligible claimants will receive nothing at all from the Trust if the current process continues without the Seventh Amendment, although they may have certain opt-out rights available to them. See
Section 4 above.

            16. DOES THE SEVENTH AMENDMENT CHANGE THE DEADLINES FOR ME IF MY HEALTH CONDITION WORSENS IN THE FUTURE AND I QUALIFY FOR MATRIX LEVEL III, IV OR V BENEFITS?

      Yes. Under the existing Settlement Agreement, a Class Member who is diagnosed as having FDA Positive or mild mitral regurgitation between the commencement of diet drug use and the end of the Screening Period and who initially develops a Matrix Level condition at any time through December 31, 2015, may be paid Matrix compensation benefits or may elect to be a Back-End Opt-Out. If such a Class Member does not opt-out and then progresses to a Level III, IV or V claim beyond 2015, he or she may receive compensation for that progression claim.

      Under the Seventh Amendment, Category One and Category Two Class Members must have been diagnosed with FDA Positive or mild mitral regurgitation between the commencement of diet drug use and the end of the Screening Period and progress to Level III, IV or V (as modified by the Seventh Amendment). The progression to Level III, IV or V must both be diagnosed and occur before December 31, 2011, or fifteen years from the last date of diet drug use, whichever is earlier. This is the new deadline. Although the deadline is shorter under the Seventh Amendment than under the Settlement Agreement, Wyeth guarantees of payment of these claims. That guarantee does not exist under the Settlement Agreement and will not apply to those who elect not to participate in the Seventh Amendment. Conditions that arise after the earlier of December 31, 2011, or fifteen years after the last diet drug use, will not qualify for payment.

            17. IF I PARTICIPATE IN THE SEVENTH AMENDMENT, WILL THE TRUST'S CURRENT AUDIT AND CLAIMS INTEGRITY PROGRAM AFFECT MY CLAIM?

      If the Seventh Amendment becomes effective, the Trust's Claims Integrity Program and all related legal proceedings with respect to claims by Category One and Category Two Class Members will cease. Category One and Category Two Class Members who elect not to participate in the Seventh Amendment will be subject to the Trust's Audit process and Claims Integrity Program.

      A Category One or Category Two Class Member who seeks benefits from the Trust for the modified Matrix Level III, IV, or V benefits under the Seventh Amendment will be subject to the Trust's audit process, in which a Trust auditing cardiologist will review the echocardiogram and other material submitted in support of the claim to determine whether there is a reasonable medical basis for the medical conditions asserted in the Class Member's Green Form. The echocardiogram tape or disk must comply with the requirements of the Settlement Agreement, as amended by the Seventh Amendment, but it will be reviewed in audit regardless of whether it was allegedly obtained without adequate physician supervision, the identity of the person or entity that performed the echocardiogram, or the attorney representing the claim. The Trust will not pay any claim that it determines in the audit process has no reasonable medical basis. In addition to the audit process, the Trust still will review all Matrix Level III, IV or V claims of Category One or Two Class Members to ensure that there was no misrepresentation of material fact, and the Trust can contest the validity of an echocardiogram tape or disk where there is substantial evidence that the tape or disk constitutes or contains a material misrepresentation of fact.

REMEMBER: THIS OVERVIEW IS INTENDED TO BE ONLY A SUMMARY OF YOUR RIGHTS AND OBLIGATIONS UNDER THE SEVENTH AMENDMENT. PART II OF THE NOTICE IS VERY IMPORTANT, AND YOU MUST READ IT CAREFULLY. IF THERE IS ANY CONFLICT BETWEEN THE TERMS OF THE NOTICE AND THE SEVENTH AMENDMENT, THE TERMS OF THE SEVENTH AMENDMENT CONTROL. YOU MAY GET A COPY OF THE SEVENTH AMENDMENT ON THE TRUST'S OFFICIAL WEBSITE, AT WWW.SETTLEMENTDIETDRUGS.COM

                       IN THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

------------------------------------)
IN RE DIET DRUGS                    )
(PHENTERMINE/FENFLURAMINE/          )
DEXFENFLURAMINE) PRODUCTS           )
LIABILITY LITIGATION                )   MDL No. 1203
                                    )
------------------------------------)
This document relates to:
                                    )
SHEILA BROWN, et al. v. AMERICAN    )  Civil Action No. 99-20593
HOME PRODUCTS CORPORATION           )
------------------------------------)

              PART II OF OFFICIAL COURT NOTICE OF SEVENTH AMENDMENT
                   TO THE NATIONWIDE CLASS ACTION SETTLEMENT*

This Notice Is Being Sent:

- To inform you of a proposed Seventh Amendment to the Nationwide Class Action Settlement Agreement (the "Settlement Agreement") between Wyeth and the certified class of which you are a member. Wyeth was formerly known as American Home Products Corporation. The Amendment affects certain Pondimin(R) and/or Redux(TM) users and their family members. The Amendment would only come into effect if this Court approves it.

-     To alert you to these important dates:

      - ____________, 2004: deadline for filing written comments with this Court for or against approval of the Seventh Amendment.

      - ____________, 2004: deadline for electing not to participate in the Seventh Amendment.

      - ____________, 2004: date of this Court's hearing to consider whether to approve the Seventh Amendment as fair, reasonable and adequate.

            THIS NOTICE CONTAINS IMPORTANT INFORMATION CONCERNING A PROPOSED MATERIAL CHANGE IN YOUR RIGHTS UNDER THE SETTLEMENT AGREEMENT. PLEASE READ THIS NOTICE CAREFULLY AND DISCUSS IT WITH YOUR PERSONAL ATTORNEY IF YOU HAVE ONE. MORE DETAILED INFORMATION IS ALSO AVAILABLE. SEE "HOW CAN I GET ADDITIONAL INFORMATION?" BELOW.

            THE OFFICIAL COURT NOTICE CONSISTS OF TWO PARTS, BOTH INCLUDED IN THE SAME PACKAGE. THIS PART II SHOULD BE READ IN CONJUNCTION WITH
            PART I, THE OVERVIEW OF THE SEVENTH AMENDMENT.

--------------------------------
* [This is the form of Part II of the Notice, but it will be printed for distribution, with appropriate dates and bracketed update information filled in and page references added.]

                                TABLE OF CONTENTS

I.       THE PARTIES HAVE PROPOSED TO CHANGE THE EXISTING SETTLEMENT AGREEMENT........................................       1

II.      THE CURRENT STATUS OF THE TRUST..............................................................................       4

         A.       WHAT ARE THE MEDICAL CONDITIONS QUALIFYING FOR MATRIX COMPENSATION?.................................       4

         B.       WHY HAVE MANY MATRIX CLAIMS NOT YET BEEN DECIDED BY THE TRUST?......................................       5

         C.       HOW MUCH MONEY IS LEFT IN THE TRUST?................................................................       9

         D.       WHAT WILL HAPPEN TO YOUR MATRIX BENEFITS IF THE TRUST NO LONGER HAS FUNDS AND IF THE SEVENTH
                  AMENDMENT DOES NOT BECOME EFFECTIVE?................................................................      10

III.     THE SEVENTH AMENDMENT ? GENERAL..............................................................................      12

IV.      HOW DO YOU KNOW IF THE PROPOSED SEVENTH AMENDMENT APPLIES TO YOU, AND IF SO, HOW WILL YOU BE CATEGORIZED
         FOR THAT PURPOSE?............................................................................................      14

         A.       CATEGORY ONE........................................................................................      14

         B.       CATEGORY TWO........................................................................................      16

         C.       FAMILY MEMBERS......................................................................................      16

         D.       IF YOU ARE ON THE CATEGORY ONE CLASS MEMBER LIST, YOU MAY ELECT TO BE TREATED AS A CATEGORY TWO
                  PERSON INSTEAD......................................................................................      17

         E.       PREVIOUS OPT-OUTS WHO ARE ALSO ON THE INITIAL CATEGORY ONE CLASS MEMBER LIST........................      18

         F.       PREVIOUS OPT-OUTS WHO ARE NOT ON THE INITIAL CATEGORY ONE CLASS MEMBER LIST.........................      18

V.       WHAT ARE THE BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS?...............................................      19

         A.       WYETH'S NEW FINANCIAL COMMITMENT AND ESTABLISHMENT OF A SUPPLEMENTAL FUND TO ADMINISTER CATEGORY
                  ONE CLAIMS..........................................................................................      19

         B.       BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO PASS THE FUND ADMINISTRATOR'S MEDICAL REVIEW...      21

'

                  (1)      PARTICIPATION IN THE SUPPLEMENTAL FUND.....................................................      21

                           (A)      THE DETERMINATION OF RELATIVE PAYMENT VALUES......................................      24

                           (B)      HOW WILL THE SUPPLEMENTAL FUND BE ADMINISTERED?...................................      25

                  (2)      FURTHER BENEFITS FOR THOSE WHO PROGRESS TO HIGHER MATRIX LEVELS, AND WYETH'S GUARANTEE ....      26

                  (3)      NO CASH/MEDICAL SERVICES BENEFIT FROM THE TRUST............................................      29

         C.       BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO FAIL MEDICAL REVIEW............................      29

                  (1)      PAYMENT OF $2,000..........................................................................      30

                  (2)      FURTHER BENEFITS FOR THOSE WHO PROGRESS TO HIGHER MATRIX LEVELS, AND WYETH'S GUARANTEE ....      30

                  (3)      OPPORTUNITY TO RECEIVE TRUST'S CASH/MEDICAL SERVICES BENEFIT...............................      30

         D.       BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO FAIL TO COMPLY WITH THE FUND ADMINISTRATOR'S
                  PROCEDURAL REQUIREMENTS.............................................................................      31

                  (1)      PAYMENT OF $2,000..........................................................................      31

                  (2)      FURTHER BENEFITS FOR THOSE WHO PROGRESS TO A HIGHER MATRIX LEVEL, AND WYETH'S GUARANTEE ...      31

                  (3)      NO CASH/MEDICAL SERVICE BENEFIT FROM THE TRUST.............................................      32

         E.       FAMILY MEMBERS AND OTHER DERIVATIVE CLAIMANTS.......................................................      32

         F.       HOW TO MAKE A CLAIM FOR CATEGORY ONE BENEFITS.......................................................      32

VI.      WHAT ARE THE BENEFITS AVAILABLE TO CATEGORY TWO CLASS MEMBERS?...............................................      34

         A.       PAYMENT OF $2,000...................................................................................      34

         B.       FURTHER BENEFITS FOR THOSE WHO PROGRESS TO A HIGHER MATRIX LEVEL, AND WYETH'S GUARANTEE.............      35

         C.       OPPORTUNITY TO RECEIVE TRUST'S CASH/MEDICAL SERVICES BENEFIT........................................      35

         D.       HOW TO MAKE A CLAIM FOR CATEGORY TWO BENEFITS.......................................................      35

VII.     WHAT ARE THE BENEFITS AVAILABLE FOR THOSE CATEGORY ONE CLASS MEMBERS WHO ELECT TO BE TREATED AS CATEGORY
         TWO CLASS MEMBERS?...........................................................................................      36

VIII.    OTHER PROVISIONS OF THE SEVENTH AMENDMENT AFFECTING CLASS MEMBERS............................................      37

         A.       TERMINATION OF FURTHER OPT-OUT RIGHTS...............................................................      37

         B.       RELEASE OF CLAIMS AND COVENANT NOT TO SUE...........................................................      40

         C.       TERMINATION OF TRUST LAWSUITS AGAINST CERTIFYING PHYSICIANS AND PRECLUSION OF OTHER SIMILAR SUITS
                  AGAINST CLAIMANTS, THEIR PHYSICIANS OR THEIR ATTORNEYS BY WYETH OR THE TRUST; POSSIBLE EFFECT ON
                  YOU.................................................................................................      43

         D.       UNDERTAKINGS BY CERTAIN LAWYERS FOR CLASS MEMBERS; POSSIBLE EFFECT ON YOU...........................      44

         E.       EFFECT ON CLAIMS INTEGRITY PROGRAM AND CERTAIN OTHER PROCEEDINGS....................................      45

         F.       AMOUNTS OWED TO MEDICARE OR HEALTH INSURANCE COMPANIES; CLASS MEMBER INDEMNITY......................      47

IX.      ATTORNEYS' FEES..............................................................................................      48

X.       YOUR RIGHT TO ELECT NOT TO PARTICIPATE IN THE SEVENTH AMENDMENT AND WYETH'S WALK-AWAY RIGHT..................      49

XI.      CONSIDERATIONS RELATING TO THE TRUST.........................................................................      51

XII.     FAIRNESS HEARING AND PROCEDURE FOR OBJECTING TO THE SEVENTH AMENDMENT -- WHEN IS THE FAIRNESS HEARING AND
         WHAT IS IT ABOUT?............................................................................................      55

XIII.    HOW CAN I GET ADDITIONAL INFORMATION?........................................................................      56

CLASS COUNSEL.........................................................................................................      58

SEVENTH AMENDMENT LIAISON COMMITTEE...................................................................................      58

THE FUND ADMINISTRATOR................................................................................................      59

            I. THE PARTIES HAVE PROPOSED TO CHANGE THE EXISTING SETTLEMENT AGREEMENT

      The Settlement Agreement was approved by the Court on August 28, 2000, when the Court also certified the diet drug class action of which you are a member. The Settlement Agreement became effective on January 3, 2002. Under the terms of that Settlement, the Court appointed the AHP Settlement Trust (the "Trust") to administer benefits. This Notice and the Seventh Amendment relate primarily, although not entirely, to the portion of the Settlement Agreement which provides compensation and opt-out rights for Class Members who have been or might in the future be diagnosed with specified levels of regurgitation from the valves in the left side of the heart ("VHD") and other medical conditions (a "Matrix Level condition"). That compensation is referred to as "Matrix" compensation. The amount of Matrix compensation depends upon the claimant's medical condition and ranges from the lowest amounts for Matrix Level I to the highest amounts for Matrix Level V.

      The Trust has received many more claims for Matrix compensation than had been expected when the Settlement Agreement was approved in August 2000. Those expectations were based on expert testimony concerning the number of Class Members likely to qualify for and file such claims. In addition, medical audits of individual claim submissions have to date rejected approximately 60% of the claims filed for Matrix Levels I or II compensation. Those results have led to numerous disputes. In a filing dated August 17, 2004, the Trust asserted that the Audit Failure rate may be as high as 88% for Matrix Level I and II claims. This contention was based on the Trust's re-evaluation of 926 claims that had previously passed the Trust's medical audit. The Trust's contention has not been proven in any legal proceeding and would likely be contested in litigation that could take years to resolve. There are other disputes and court proceedings related to the validity of many of the claims filed and to the actions of the Trust in administering benefits. For these and other reasons, there have been lengthy delays in paying valid claims. DEPENDING ON HOW THOSE DISPUTES ARE RESOLVED AND THE RESULTS OF ADDITIONAL MEDICAL AUDITS OF CLAIMS, THERE IS A HIGH LIKELIHOOD THAT THERE WILL BE INSUFFICIENT FUNDS AVAILABLE TO THE TRUST TO PAY

 ALL ELIGIBLE CLAIMANTS. Under the current Settlement Agreement, the Trust will pay Matrix benefits in full to those whose claims are found valid after audit. If the Trust runs out of money, however, all other claimants, even those with valid claims, would then receive nothing from the Trust. Neither the Court nor the parties are able to predict how those disputes and audits will be resolved. It is likely that many of those Matrix claimants would not be paid Matrix compensation under the Settlement Agreement in effect prior to the currently-proposed Seventh Amendment (the "Pre-Amendment Settlement Agreement"). Under those circumstances, some Class Members would have the right to sue Wyeth in the tort system (see discussion of "Sixth Amendment Opt-Out" right at pages __ and of "Back-End Opt-Out" right at pages __).

      Wyeth and Class Counsel, with the assistance of a liaison group of attorneys representing individual Class Members, have agreed to the Seventh Amendment. That Amendment is subject to this Court's approval. If the Amendment becomes effective, Wyeth would pay an additional $1.275 billion into a new fund (the "Supplemental Fund") to pay claims. The Amendment is intended to expedite payments and to allocate some part of the new $1.275 billion fund to all eligible Class Members, many of whom would otherwise be unlikely to receive any payment at all from the Trust under the Pre-Amendment Settlement Agreement. IT IS LIKELY, HOWEVER, THAT MOST, IF NOT ALL, OF THOSE QUALIFYING FOR EXISTING MATRIX LEVEL I AND II BENEFITS WILL RECEIVE LESS, AND MOST WILL RECEIVE SUBSTANTIALLY LESS, MONEY UNDER THE AMENDMENT THAN THEY WOULD HAVE RECEIVED IF THERE HAD BEEN ENOUGH MONEY TO PAY ALL CLAIMS UNDER THE CURRENT SETTLEMENT AGREEMENT.

      Wyeth also agrees in the Seventh Amendment to guarantee that there will be money available to pay eligible claimants who participate in the Amendment and who meet modified Matrix Levels III, IV or V criteria by a new deadline, even if the Trust runs out of money.

Matrix Levels III, IV and V apply to claimants who have had heart valve replacement or repair surgery or other comparable or greater levels of injury. See pages __.

      THE SEVENTH AMENDMENT ALSO PROVIDES THAT CLASS MEMBERS WILL GIVE UP SOME OF THE RIGHTS THEY CURRENTLY HAVE, INCLUDING THE RIGHTS THAT SOME CLASS MEMBERS WOULD HAVE TO OPT OUT OF THE SETTLEMENT AGREEMENT AND SUE WYETH IN THE TORT SYSTEM. SEE PAGES __.

      Each Class Member covered by the Seventh Amendment has the right to elect not to participate in the Seventh Amendment. ANY ELIGIBLE CLASS MEMBER WHO DOES NOT EXERCISE THAT ELECTION WILL AUTOMATICALLY BE COVERED BY THE SEVENTH AMENDMENT, WITHOUT TAKING ANY FURTHER ACTION. As described below, participating Class Members might need to take further steps to obtain benefits. Any Class Member who does elect not to participate in the Seventh Amendment, however, would remain in the class and would continue to be subject to the terms of the Pre-Amendment Settlement Agreement. See pages __. During a specified period of time in the future, Wyeth has the right to walk away from and terminate the Amendment. Wyeth has stated that it would exercise its walk-away right and not provide the $1.275 billion of new funds or the other Seventh Amendment benefits unless there is a very high level of participation by eligible Class Members. See page __.

      If you have previously exercised an opt-out right under the Settlement Agreement and would otherwise qualify to participate in the Seventh Amendment, you may, with Wyeth's consent, revoke your opt out at this time. IF YOU HAVE PREVIOUSLY EXERCISED AN INITIAL, INTERMEDIATE OR BACK-END OPT-OUT AND YOU ALSO FILED A GREEN FORM CLAIMING MATRIX BENEFITS BEFORE MAY 6, 2004 QUALIFYING YOU FOR INCLUSION IN THE SEVENTH AMENDMENT AND, AS A RESULT, YOU ARE INCLUDED IN A LIST OF CLASS MEMBERS DESCRIBED AT PAGE __, YOUR OPT-OUT WOULD BE CONSIDERED TO BE AUTOMATICALLY REVOKED AND YOU WILL BE CONSIDERED TO BE

PARTICIPATING IN THE SEVENTH AMENDMENT UNLESS YOU TAKE ACTION AND ELECT NOT TO PARTICIPATE. SEE PAGES __.

      This Court has preliminarily approved the Seventh Amendment, but it will not become effective unless finally approved by the Court after a hearing and any appeals have been concluded. Affected Class Members have the right to participate in that hearing. See page __.

      This Notice is being sent to more people than those known to qualify to participate in the Seventh Amendment. You are not necessarily eligible to participate merely because you receive this Notice. This document is Part II of that Notice, and it should be read in conjunction with Part I, the Overview of the Seventh Amendment.

            II.   THE CURRENT STATUS OF THE TRUST

A.    WHAT ARE THE MEDICAL CONDITIONS QUALIFYING FOR MATRIX COMPENSATION?

      Under the Pre-Amendment Settlement Agreement, there are five defined levels of VHD that qualify for payment. Generally (although these conditions are defined at length in that Agreement), these can be described as:

            Matrix Level I: mild or greater aortic regurgitation and/or moderate or greater mitral regurgitation with a finding of bacterial endocarditis; and/or severe aortic and/or mitral VHD without other medical signs of injury to the heart or any infection in the heart;

            Matrix Level II: moderate to severe aortic and/or mitral VHD with medical signs of certain other conditions of the heart;

            Matrix Level III: cases where aortic and/or mitral heart valve repair or replacement surgery is performed or recommended or where an individual has suffered a stroke from particular complications of regurgitation;

            Matrix Level IV: serious complications of aortic and/or mitral VHD or valve-related surgery such as a serious stroke; and

            Matrix Level V: very serious complications of aortic and/or mitral
                  VHD or valve-related surgery, such as death or a heart transplant.

      To be eligible for Matrix Level compensation, Class Members must have been diagnosed by echocardiogram between the commencement of diet drug use and the end of the Trust's "screening period" as having "FDA Positive" regurgitation or as having mild regurgitation of the mitral heart valve. For most people, the end of the Trust's screening period was January 3, 2003. For certain Class Members who received echocardiograms provided by the Trust in its screening program but who could not obtain an echocardiogram by that date, the diagnosis must have occurred by July 3, 2003, unless extended by the Court. "FDA Positive" refers to regurgitation of the aortic heart valve which is either mild, moderate or severe and/or regurgitation of the mitral heart valve which is either moderate or severe. The Pre-Amendment Settlement Agreement specifies requirements for such a diagnosis.

B.    WHY HAVE MANY MATRIX CLAIMS NOT YET BEEN DECIDED BY THE TRUST?

      If you have filed a Matrix claim and it has not yet been decided, you are among a very large number of Class Members in the same situation. Here are some of the reasons why claims processing has taken so long.

      The number of claims for Matrix benefits, particularly on Matrix Level II, have significantly exceeded the estimates made when the Settlement Agreement was negotiated and approved. Those estimates were based upon expert advice and testimony at that time presented by each of counsel for the class and counsel for Wyeth. Wyeth's financial obligation under the Pre-Amendment Settlement Agreement is capped at a maximum amount. IF MORE THAN A SMALL FRACTION OF THE CLAIMS CURRENTLY ON FILE FOR MATRIX BENEFITS WERE DEEMED VALID (NO ONE

KNOWS PRECISELY HOW MANY), THE TRUST WOULD NOT HAVE ENOUGH MONEY TO PAY THE REMAINING CLAIMANTS UNDER THE PRE-AMENDMENT SETTLEMENT AGREEMENT.

      There are almost 70,000 claims for Matrix benefits currently on file with the Trust and not fully processed, according to its database. Of those, about 43,000 contain enough information to identify claims for Matrix Levels I through
V. And of those, more than 40,000 assert eligibility for Matrix Levels I or II. In November 2002, this Court ordered that 100% of all Matrix claims be audited by cardiologists retained by the Trust to assess whether there is a reasonable medical basis for the claims. At this time, approximately 5,500 claims have been audited. Of the claims audited that assert eligibility for Matrix Level I or II benefits, approximately 60% have been found to be without a reasonable medical basis and therefore not payable. (See page one for a discussion of a recent trust filing related to Audit pass rates).

      Some claimants have asserted that the Trust's audit process is unfair, but there has been no court ruling on that assertion. Other claimants have disputed the Trust's conclusions on their individual claims. In addition, there have been appeals taken from the order to audit all claims. Those appeals have been put on hold without any decision [CHECK STATUS AT MAILING DATE]. On March 30, 2004, Wyeth filed an emergency motion, arguing that further measures were required to identify possibly invalid claims in light of the high audit failure rate. This motion was contested by counsel for claimants. The Court has deferred ruling on that motion pending consideration of the Seventh Amendment.

      Counsel for some claimants have asserted that the Trust's processing and payment of claims have not occurred with the speed and efficiency required by the Pre-Amendment Settlement Agreement. The Pre-Amendment Settlement Agreement sets several deadlines for the Trust's processing and payment of claims. In addition, the Court has issued audit rules that set additional deadlines by which the Trust must act, particularly with regard to steps to be taken after it receives audit results from the cardiologists it hires to review Matrix claims. The Trust has filed several requests with the Court for deadline extensions. The Court granted those extensions in part and denied them in part. Motions were also filed on behalf of some claimants arguing that the Trust was failing timely to pay claims that had passed audit and asserting that that failure was a violation of the Pre-Amendment Settlement Agreement and the audit rules. The Court has not ruled on those motions.

      The Trust has initiated a "Claims Integrity Program" to identify possibly invalid claims, primarily for Matrix Levels I and II. A large number of disputes have arisen relating to that Claims Integrity Program, to the administration of claims processing by the Trust and to the outcome of particular audits, among other things. Those disputes are largely unresolved at this time.

      The Trust has sued two doctors alleging that they fraudulently certified claims submitted to the Trust, causing it to pay millions of dollars in benefits to persons who did not have the required levels of heart valve regurgitation necessary to qualify them for benefits. The doctors have denied those allegations, and one of the doctors has counter-sued the Trust. In one of its complaints, the Trust alleged that the attorneys for the claimants whose claims were certified by the defendant doctor had participated in a scheme with the doctor to submit medically unreasonable claims to the Trust. In addition, the Trust has raised the possibility that it might sue other doctors and some law firms by asking that they agree to extend the deadline for filing suits based on similar allegations of submitting improper claims to the Trust. The Trust has also put on hold further processing of claims certified by other doctors and/or submitted by some claimants' attorneys, moved to disqualify echocardiograms conducted by two echocardiogram providers and sought the right to take discovery from other echocardiogram companies as to their processes. As a result of the Trust's Claims Integrity Program, many law firms - including some of those who helped in the discussions leading to the Seventh Amendment (see pages __) and/or many who have expressed active support for the proposed Seventh Amendment - have had claims submitted by them put on hold. Many of these law firms and claimants have challenged the Claims Integrity Program and the Trust's right to delay further processing of any claims or to conduct those other proceedings. Lawyers representing some claimants have also argued that the Trust has breached its duties to claimants and have asserted that claimants therefore have legal claims against the Trust. Disputes have also arisen as to the proper interpretation of the medical criteria for determining a Matrix Level condition under the Settlement Agreement.

      The stated purpose of the Trust's Claims Integrity Program was to "ensure the prompt payment of legitimate claims, [and t]o protect the Trust from paying
illegitimate...claims in the future...." Many lawyers for claimants and Class
Counsel have questioned whether the program has achieved these goals. Application of the Claims Integrity Program led to an announcement by the Trust on April 15, 2004, that it was indefinitely suspending the processing and payment of claims for Matrix Level I and Matrix Level II benefits, even for claims that had passed audit. Some attorneys have asserted that the program changed claims criteria for echocardiograms after key deadlines had passed. Counsel for some claimants have also objected to the amount of money spent by the Trust on administrative and legal expenses, including the Claims Integrity Program. Motions addressing all these issues from various viewpoints - Class Counsel, the Trust, Wyeth and counsel for claimants - are pending before the Court.

      Some claimants' attorneys moved to replace the Trustees and to discharge Class Counsel. These motions were denied by the Court. An appeal has been taken from the denial of the motion to discharge Class Counsel, but that appeal is still pending.

      These disputes have delayed the resolution of claims and have caused the Trust to spend substantial resources on legal and claims auditing fees. DEPENDING ON HOW THOSE DISPUTES ARE RESOLVED AND THE RESULTS OF ADDITIONAL AUDITS, IT IS LIKELY THAT THERE WILL BE INSUFFICIENT FUNDS AVAILABLE TO THE TRUST TO PAY ALL PAYABLE CLAIMS. Neither the Court nor the parties are able to predict how those disputes and audits will be resolved.

      If the Seventh Amendment becomes effective, it would end these disputes, by, among other things, terminating the Trust's Claims Integrity Program as to participating Class Members (see pages __); ending the Trust's pending lawsuits against doctors and barring the Trust or Wyeth from bringing any suits against claimants, their attorneys or their doctors to recover amounts paid out as Matrix compensation (see pages __); barring participating Class Members from bringing any suits against the Trust's trustees, officers or employees arising out of the performance of their duties under the Pre-Amendment Settlement Agreement (see page __); and releasing Wyeth and confirming prior releases of Wyeth (see pages __).

C.    HOW MUCH MONEY IS LEFT IN THE TRUST?

      Approximately $1.7 billion remained available to the Trust as of June 30, 2004. This included both the funds actually in the hands of the Trust and the remaining amount Wyeth is required to pay into the Trust under the Pre-Amendment Settlement Agreement. In addition to the payment of pending Matrix Level I and II claims, that amount will also be used to pay a number of different types of claims and other expenses, including: (i) valid claims for Matrix Level III, IV and V benefits; (ii) Matrix compensation to at least some of those who have received post-audit determination letters from the Trust prior to May 6, 2004 advising them that their Matrix Level I or II claims are payable ("Pre-May 6 Payable PADLs"); (iii) a $255 million reserve for Matrix benefits to those Class Members who have been paid Matrix compensation at one level but later progress to higher levels; and (iv) administrative expenses, including legal fees. It is likely that some part of this $1.7 billion would also be used to pay some refunds of the diet drug purchase price provided in the Pre-Amendment Settlement Agreement but not yet paid and cash or medical services benefits provided in the Pre-Amendment Settlement Agreement but not yet paid (see pages __). (Wyeth is obligated to contribute additional amounts, in excess of that $1.7 billion, if needed to pay unpaid cash or medical services benefits, subject to a limitation contained in the Pre-Amendment Settlement Agreement.) In light of these obligations and the large number of Matrix Level I or II claims on file, it is likely that only a small fraction of the pending Matrix Level I and II claims could be paid by the Trust.

D. WHAT WILL HAPPEN TO YOUR MATRIX BENEFITS IF THE TRUST NO LONGER HAS FUNDS AND IF THE SEVENTH AMENDMENT DOES NOT BECOME EFFECTIVE?

      If you qualify for Matrix benefits, but the Trust does not have the money to pay them, your rights could depend on whether, at the time the Trust runs out of available money, you qualify to exercise a "Sixth Amendment Opt-Out" right or a "Back-End Opt-Out," or whether you do not qualify for any opt-out right. See pages __. Briefly, the Sixth Amendment Opt-Out right gives Matrix claimants who filed their claim by May 3, 2003 and whose claims are not paid because of the inadequacy of the Trust's resources and to whom Wyeth does not voluntarily make payment, the right to sue Wyeth in the tort system, although not for punitive damages. The Back-End Opt-Out right would be available to some Class Members who meet Matrix compensation criteria and who have not claimed Matrix benefits from the Trust, similarly permitting them to sue Wyeth for compensatory damages. Persons who elected the Accelerated Implementation Option do not have any of these opt-out rights.

      Under the Pre-Amendment Settlement Agreement, the Trust will stop paying new Matrix claims when Wyeth's remaining obligation to the Trust has been reduced to $255 million. The only exception is for Class Members previously paid on a lower Matrix Level but whose medical condition has progressed to a higher Matrix Level. If the Trust ran out of money available to pay Matrix claimants who had not previously received any Matrix benefits, some of those claimants would then have the right to a Sixth Amendment Opt-Out, assuming that that right is not found invalid by the appellate court. See pages __. In addition, some Class Members would have the right under those circumstances to exercise a Back-End Opt-Out if they had not filed a claim for Matrix benefits.

      If none of these opt-out rights is available to you, and if your claim is not paid before the Trust's funds are exhausted, you would receive nothing from the Trust. The terms of the Pre-Amendment Settlement Agreement and the Court's injunction implementing that agreement provide that you may not assert any claim against Wyeth or any other "Released Party" (see Appendix A) based on any injury arising out of your use of Redux or Pondimin. It is therefore Wyeth's position that all such claims would be barred. It is likely that a large number of claimants would be in that position. However, counsel for many Class Members have argued that, if their claims are not paid, then claimants' rights would have been violated and they should not be precluded by the Pre-Amendment Settlement Agreement from suing Wyeth, including for punitive damages. Wyeth disputes that argument. The courts have not decided this dispute. It would likely require many years of litigation, with an uncertain outcome, before those arguments could be finally decided. See pages __.

            III.  THE SEVENTH AMENDMENT -- GENERAL

      The situation described above led to discussions involving Counsel for the Class (identified at page __), counsel for a number of individual Class Members (identified in the following paragraph), and counsel for Wyeth. Those discussions resulted in a proposal to create a new $1.275 billion fund, in which all qualifying Matrix Level I and II claimants would share, rather than, as under the Pre-Amendment Settlement Agreement, paying some claimants in full and leaving nothing with which to pay other similar claims. These discussions also focused on: providing a greater level of assurance that funds would be available for a significant period into the future to pay Class Members who progressed to meet modified Matrix Levels III, IV and V criteria; providing certain other benefits to Class Members who did not have Matrix Level medical conditions but who might develop those conditions in the future; ending the disputes described at pages __; eliminating rights some Class Members would have to sue Wyeth in the tort system by exercising Intermediate Opt-Out, Back-End Opt-Out or Sixth Amendment Opt-Out rights; releasing any right that Class Members might have to claim their rights were violated in connection with the Pre-Amendment Settlement Agreement, including in the event the Trust's resources are exhausted; barring the Trust or Wyeth from suing claimants, their attorneys or certifying physicians to recover amounts previously paid for Matrix benefits; reducing the cost and delay arising from the Trust's audit program and its Claims Integrity Program; compromising the disputes relating to the medical criteria applicable to Matrix Level conditions; eliminating claim-specific litigation; providing an expeditious administrative method to distinguish between payable Matrix claims and those claims that do not qualify for a matrix payment; and otherwise facilitating prompt review and disposition of claims.

      Class Counsel, and particularly Michael D. Fishbein, participated in those discussions and negotiations on behalf of the class as a whole as its fiduciary. Wayne R. Spivey, of Shrager, Spivey & Sachs, Philadelphia, Pennsylvania, and Jerry Alexander of Alexander & Associates, Omaha, Nebraska, each of whom represents a number of Class Members, encouraged and facilitated those discussions and participated in negotiating a term sheet setting forth the principal terms of a proposed amendment. Because Wyeth was not willing to proceed with negotiations towards any amendment without assurances that it would receive substantial support from other Class Members, Class Counsel and Messrs. Alexander and Spivey, together with Jim Doyle of Fleming & Associates, Houston, Texas, Tony Martinez, of Martinez, Berrera & Martinez, Brownsville, Texas, and Ellen Presby, of Baron & Budd, Dallas, Texas, obtained written support from firms representing a large number of Class Members. See page __. The drafting and finalization of the Seventh Amendment then proceeded, in which Class Counsel participated on behalf of the class as a whole and in which Messrs. Spivey, Alexander, Doyle and Martinez and Ms. Presby also participated. Those attorneys for individual Class Members were subsequently approved by the Court as members of the Seventh Amendment Liaison Committee ("SALC") (see page __).

      What follows is a summary of some of the terms of the Seventh Amendment. You can get the complete text of the Amendment and of other relevant documents, as explained at page __. THE TERMS OF THE AMENDMENT, NOT ALL OF WHICH ARE SUMMARIZED HERE, ARE CONTROLLED BY THE FULL TEXT OF THE AMENDMENT RATHER THAN BY THIS SUMMARY.

            IV. HOW DO YOU KNOW IF THE PROPOSED SEVENTH AMENDMENT APPLIES TO YOU, AND IF SO, HOW WILL YOU BE CATEGORIZED FOR THAT PURPOSE?

      Your rights would be significantly affected by the Seventh Amendment if you fall within one of the following two categories, unless you timely elect not to participate in the Amendment. IF YOU ARE IN ONE OF THOSE CATEGORIES AND YOU TAKE NO ACTION, YOU WILL BE BOUND BY THE SEVENTH AMENDMENT IF IT IS APPROVED BY THE COURT. (IF YOU HAVE PREVIOUSLY EXERCISED AN INITIAL, INTERMEDIATE OR BACK-END OPT-OUT, HOWEVER, SEE PAGES __.) Whether you are in Category One or in Category Two is important because the category will determine how you are treated in the Seventh Amendment, including how much money you might receive.

A.    CATEGORY ONE

      To be in Category One, a diet drug user must meet all of the following requirements:

      (1) you must have filed with the Trust on or before May 3, 2003 either a Pink Form (exercising an Accelerated Implementation Option ("AIO")), a Blue Form or Part I of a Green Form and/or on whose behalf a Green Form Part II was substantially completed and submitted to the Trust on or before that date by an attesting physician; and

      (2) you must have filed with the Trust Part II of a Green Form that was substantially completed and signed by an attesting physician and which contains sufficient information about your medical condition to support a claim for Matrix Level I or II compensation, but not a claim for Matrix Level III, IV or V compensation. If you had exercised any opt-out under the Pre-Amendment Settlement Agreement (see pages __), that Green Form filing must have been made before May 6, 2004. Any other Class Member must already have made that filing with the Trust or must do so by [DATE: END OF OBJECTION PERIOD].

In addition, you are not in Category One if any of the following applies to you:

      (1)   you have received payment of any Matrix compensation from the Trust;
            or

      (2) the Trust sent you a letter on or before July 21, 2004 telling you that a determination denying Matrix benefits had been made after audit on your Green Form described in section A(2) above; or

      (3)   the Trust sent you a Pre-May 6 Payable PADL (see page __); or

      (4) you have signed an individual release of claims against Wyeth arising from the diet drugs or your claims against Wyeth have been dismissed with prejudice unless that dismissal expressly preserved your right to seek benefits under the Settlement Agreement.

      If you received a Pre-May 6 Payable PADL, you are not eligible to participate in the Seventh Amendment, and your claim will continue to be processed by the Trust. See page __. If the Trust's cardiologist found that you have a Matrix Level I or II condition, but that determination has not been subjected to the Trust's post-audit review processes and you were not issued a Pre-May 6 Payable PADL, you will be eligible for Category One benefits without any further medical review by the Fund Administrator; these claims, however, may be reviewed to ensure there was not a fraudulent manipulation of the echocardiogram tape or disk.

      Based on data obtained from the Trust's claims processing database, Wyeth and Class Counsel have preliminarily identified those believed to fall into Category One and have compiled a list of the claim numbers assigned by the Trust (the "DDR" number) to those persons (the "Initial Category One Class Member List"). There are approximately 40,500 Class Members on that list. THAT LIST IS PUBLISHED ON THE TRUST'S OFFICIAL WEBSITE, WWW.SETTLEMENTDIETDRUGS.COM. You should examine that list to determine whether or not you have been included in it. There are procedures available by which you could be added to that list if you qualify. You must do so prior to [INSERT DATE: END OF OBJECTION PERIOD]. If you are not on the list and you believe you should be, see Section [15], Question [10] of Part I of the Notice, the Overview of the Seventh Amendment.

B.    CATEGORY TWO

      This category consists of all users of Pondimin or Redux who are not included in Category One and, with certain other exceptions, who registered or believed they registered with the Trust for benefits by May 3, 2003 and who were diagnosed between the commencement of diet drug use and the end of the Trust's screening period (see page __) either with FDA Positive regurgitation or mild mitral regurgitation. More specifically, to be in Category Two, a diet drug user must meet all of the following requirements:

      (1) you must have filed with the Trust on or before May 3, 2003 either a Pink Form (exercising the AIO), a Blue Form, a Gray Form or Part II of a Green Form or you must have a good faith belief at this time that you timely registered for benefits under the Pre-Amendment Settlement Agreement and the Court determines that you have timely registered for those benefits; and

      (2) you must have been diagnosed as having either mild mitral regurgitation or FDA Positive regurgitation after diet drug use and before the end of the Trust's screening period (see page __).

In addition, you are not in Category Two if any of the following applies to you:

      (1) you have filed a Green Form before [DATE: END OF OBJECTION PERIOD] containing sufficient information about your medical condition to support a claim for any Matrix compensation benefits; or

      (2)   you have received payment of any Matrix compensation from the Trust;
            or

      (3)   you are included in Category One, as described above; or

      (4) you have signed an individual release of claims against Wyeth arising from the diet drugs or a court has dismissed your claims against Wyeth with prejudice unless that dismissal expressly preserved your right to seek benefits under the Settlement Agreement.

C.    FAMILY MEMBERS

      If you are a spouse or child or other "derivative" claimant of someone who used Pondimin and/or Redux, you will be in either Category One or Category Two if that diet drug user is in that category. Only the diet drug user may make an election not to participate in the

Seventh Amendment. That election, and other acts by the diet drug user under the Seventh Amendment, will apply to the diet drug user's spouse, other family members and other derivative claimants.

D. IF YOU ARE ON THE CATEGORY ONE CLASS MEMBER LIST, YOU MAY ELECT TO BE TREATED AS A CATEGORY TWO PERSON INSTEAD

      Class Members on the Category One Class Member List may elect, rather than participating in the Supplemental Fund, to be treated as a Category Two Class Member. The benefits available to a person who exercises that election are described at pages __. A person exercising such an election would be entitled to all the benefits to which a Category Two Class Member would be entitled. The only exception is that a person electing to be treated as a Category Two rather than a Category One Class Member would have the right to receive any previously unpaid "Cash/Medical Services Benefits" (see pages __) without any medical review or audit if that person's claim documents indicate that he or she has FDA Positive regurgitation and he or she otherwise qualified under the Pre-Amendment Settlement Agreement for the benefit. You would give up your chance to receive any of the Category One benefits.

      If you wish to switch from Category One to Category Two, you must complete the Category Two election form and send it to the Fund Administrator. See page __ for that address. You may obtain a copy of the Category Two election form from the Fund Administrator or at the website www.settlementdietdrugs.com. The completed and executed form must be postmarked no later than [DATE: 120 DAYS AFTER END OF OBJECTION PERIOD]. If you exercise that election, your decision is final and binding, and it cannot be retracted.

E.    PREVIOUS OPT-OUTS WHO ARE ALSO ON THE INITIAL CATEGORY ONE CLASS MEMBER
      LIST

      If you have previously sought both (a) to exercise any form of opt-out and
(b) to claim Matrix benefits by filing a Green Form before May 6, 2004 which meets the requirements for your inclusion in Category One (see page __), your opt-out will be considered to be automatically revoked and you will be considered to be a Category One Class Member, without any further action on your part, unless you elect not to participate in the Seventh Amendment.

      IF YOU HAVE DONE BOTH (A) AND (B) IN THE PREVIOUS PARAGRAPH AND IF YOU WISH TO MAINTAIN YOUR STATUS AS AN OPT-OUT AND PURSUE CLAIMS IN THE TORT SYSTEM, YOU MUST ELECT NOT TO PARTICIPATE IN THE SEVENTH AMENDMENT. SEE PAGES __. OTHERWISE, IT WILL NO LONGER BE POSSIBLE FOR YOU TO CONTINUE TO PURSUE A CLAIM IN COURT. EVEN IF YOU DO ELECT NOT TO PARTICIPATE IN THE SEVENTH AMENDMENT, YOU SHOULD BE AWARE THAT WYETH'S POSITION IS THAT CLASS MEMBERS DO NOT HAVE THE RIGHT TO AN INTERMEDIATE OPT-OUT OR A BACK-END OPT-OUT WHEN THEY HAVE FILED A CLAIM WITH THE TRUST FOR MATRIX COMPENSATION. CLASS COUNSEL'S POSITION IS THAT CLASS MEMBERS WHO HAVE FILED A CLAIM WITH THE TRUST FOR MATRIX COMPENSATION NONETHELESS HAVE A RIGHT TO AN INTERMEDIATE OPT-OUT IF OTHERWISE TIMELY AND PROPER.

F.    PREVIOUS OPT-OUTS WHO ARE NOT ON THE INITIAL CATEGORY ONE CLASS MEMBER
      LIST

      If you have previously exercised any form of opt-out, and if you have not also claimed Matrix benefits by submitting a substantially completed Green Form to the Trust before May 6, 2004 in which the un-audited answers to Part II of the Form support a claim for Matrix Level I or II benefits, you may still participate in the Seventh Amendment as a Category Two Class Member if Wyeth consents to your revoking that opt-out. If you do revoke that opt-out, you will receive a $2,000 payment as a member of Category Two if you are eligible for that payment (see pages __), and if eligible you will also be entitled to recover for any future actual surgery or other benefits available to Category Two Class Members. You would also have the benefit of Wyeth's guarantee that there would be sufficient funds to pay that compensation. Under some circumstances, you might also receive the "cash/medical services benefit" (see pages __). You would waive all further rights to seek any compensation against Wyeth in the tort system, and you will have no future right to opt out (see pages __). See also pages __ concerning certain medical expense reimbursements.

      If you wish to revoke such an opt-out, write to the following address and request Wyeth's consent to revoke your opt-out and participate in the Seventh Amendment as a Category Two person:

            Wyeth
            c/o Orran L. Brown
            BrownGreer PLC
            P.O. Box 85006
            Richmond, VA  23285-5006

The letter must be postmarked no later than [FILL IN DATE], 2004.

            V.    WHAT ARE THE BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS?

      The benefits available to Category One persons will depend on whether or not they are found to be eligible to share in the

Supplemental Fund.

A. WYETH'S NEW FINANCIAL COMMITMENT AND ESTABLISHMENT OF A SUPPLEMENTAL FUND TO ADMINISTER CATEGORY ONE CLAIMS

      Under the Seventh Amendment, Wyeth agrees to pay an additional $1.275 billion, which it is not required to pay under the Pre-Amendment Settlement Agreement, less certain credits. Wyeth will deposit those funds, not into the Trust, but into the newly established Supplemental

Fund to be administered by a Fund Administrator (see page __). Only Category One Class Members have the right to participate in the Supplemental Fund.

      One goal of the Supplemental Fund is to streamline the paying of claims. The Trust's audit program does not apply to these claims, and neither does its Claims Integrity Program. The Supplemental Fund will be administered by a Fund Administrator appointed by the Court (see page __). Prior to the Fund Administrator's determination of a Class Member's status, there will be a medical review of the Class Member's claim. The Fund Administrator will hire board-certified cardiologists to conduct that medical review in order to determine whether each Category One claim meets required injury levels. Those cardiologists will review each echocardiogram tape or disk. Unlike the Trust, the Fund Administrator will not rely on a certification from the claimant's physician. Nor will any audit be conducted of whether there is a "reasonable medical basis" for that certification. Instead, the cardiologists hired by the Fund Administrator will determine eligibility.

      If a claimant disputes the results of that review, the Class Member would be entitled, for a fee to be set by the Fund Administrator, to a second review by a different cardiologist conducted without knowledge of the outcome of the first review. If that cardiologist determines that the claim is valid, it will be paid. Class Members will have no right to challenge the Fund Administrator's actions or, after such a second review, its determination of any person's status, which will be final and binding. Such determination would not be subject to appeal, challenge, show cause orders or review of any kind before any court, agency, arbitrator, mediator or otherwise.

      This is intended to be a more streamlined process than under the existing Trust. However, no payments will be made unless and until this Court has approved the Seventh Amendment and any appeals from such approval have been resolved.

      Under the Seventh Amendment, pending claims which contain sufficient information to support Matrix Level I or II benefits filed by Seventh Amendment participants would be shifted from the Trust to the Supplemental Fund. Accordingly, under the Seventh Amendment, all Class Members covered by the Amendment would give up forever any right to claim Matrix Level I or II benefits from the Trust.

B. BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO PASS THE FUND ADMINISTRATOR'S MEDICAL REVIEW

      If the Fund Administrator determines as a result of the medical review process that a Category One person has the medical condition required for a pro rata share of the Supplemental Fund, that person is eligible to receive the following benefits. See pages __ for information about how to claim these benefits, which will require among other things proof of diet drug use:

      (1) PARTICIPATION IN THE SUPPLEMENTAL FUND

      First, that person would receive a pro rata share of the $1.275 billion, less other expenses, credits and payments as described below. The amount of the payment each qualifying person would receive will vary and will depend on the number of people participating in the Supplemental Fund, the number of people who qualify for payment after medical review and their respective injury levels, duration of diet drug use and age at the time of diagnosis. It is not known at this time what the payment level will be for each qualifying claim. Here is how it will work:

      The amount in the Supplemental Fund to be shared will be Wyeth's deposit of $1,275,000,000, plus interest earned on that money until it is disbursed from the Supplemental Fund, less (i) the costs and expenses incurred by the Fund Administrator, (ii) the amounts expended at $2,000 each for Category One Class Members who fail medical review or elect not to undergo that review (see pages __), (iii) a credit to which Wyeth will be entitled of $2,000 each for Category One Class Members who elect to become Category Two Class Members; (iv) a further credit to which Wyeth will be entitled if there are more than 6,400 diet drug users who make that election. The amount of the credit described in item (iv) will be determined by multiplying $5,500 for each person who shifts to Category Two in excess of 6,400 people.

      The Fund Administrator, as a result of the medical review process discussed above, will assign to each participating Category One Class Member a "Relative Payment Value." Each person's percentage share of the Supplemental Fund's balance will be the percentage his or her Relative Payment Value represents of the total of all the Relative Payment Values assigned by the Fund Administrator. See the following subsection. The latter number will depend on
(1) the number of Class Members who submit materials to the Fund Administrator documenting a claim for a pro rata share of the Supplemental Fund, (2) the number and ages of claimants found eligible to share on a pro rata basis (which could be higher or lower than the approximately 40,500 claims referred to at page __), (3) the percentage of those found eligible who qualify for High Threshold as opposed to Low Threshold and (4) within each threshold category, the percentage of claimants who either are found to have Alternative Causation Factors or used the diet drugs 60 days or less.

      No one can predict at this time how much money will be paid to each qualifying Category One Class Member from the Supplemental Fund. However, most, if not all, of those

Class Members would receive less than the amount specified in the Pre-Amendment Settlement Agreement, and most Class Members would receive substantially less than that specified amount. On the other hand, all qualifying Category One Class Members will receive payment from the Supplemental Fund, while only a small fraction of claimants could receive the amounts specified in the Pre-Amendment Settlement Agreement before the Trust ran out of available funds. Appendix E sets forth the Matrix compensation amounts payable for each severity level and age group, with and without reduction factors, under the Pre-Amendment Settlement Agreement. THESE SPECIFIED AMOUNTS, HOWEVER, WILL ONLY BE PAID IF THERE ARE SUFFICIENT FUNDS IN THE TRUST TO PAY THEM. AS EXPLAINED ABOVE, IT IS HIGHLY LIKELY THAT THERE WILL NOT BE ENOUGH MONEY AVAILABLE IN THE TRUST TO PAY ALL ELIGIBLE CLAIMANTS.

      After the Fund Administrator has completed the medical review process for at least 50% of the claims of Category One Class Members and after the Seventh Amendment becomes effective, the Fund Administrator may distribute a portion (but no more than 40%) of each person's estimated share of the Supplemental Fund. The Fund Administrator is not required to do so, however, and will do so only after the Seventh Amendment is finally approved and only if the Court finds that such a partial distribution will not place at risk the Supplemental Fund's ability fully to pay all eligible Category One Class Members. After the medical review process has been completed as to all claims, each person found eligible will receive the balance of his or her share of the Supplemental Fund that is available for distribution, less any interim distribution that may have been made.

      The Court has the power to award legal fees to those attorneys who helped to create the benefits provided by the Seventh Amendment, including the Supplemental Fund, for the common benefit of all participating Class Members. See page __. If such an award is made from the Supplemental Fund, it will be prorated among all persons receiving a pro rata distribution from the Supplemental Fund. If you are represented by a lawyer, your share of the "common benefit" fee will be deducted from your lawyer's share of the distribution. It will not affect the net amount that you are entitled to recover. If you are not represented by an attorney, your share of that fee will be deducted from your distribution.

            (a)   THE DETERMINATION OF RELATIVE PAYMENT VALUES

      The Relative Payment Value will take into account whether the diet drugs were used for fewer than 61 days or for 61 days or more; whether the Fund Administrator's cardiologist concludes that the person has a "High Threshold Condition" or a "Low Threshold Condition"; whether the person has any "Alternative Causation Factor"; and the age of the person at time of first diagnosis. The Fund Administrator, based on those factors, will use a grid to determine each participating person's Relative Payment Value. A copy of the grid is in Appendix B. There are four columns in the grid: (1) High Threshold Condition with no Alternative Causation Factors and 61 or more days of diet drug use; (2) Low Threshold Condition with no Alternative Causation Factors and 61 or more days of use; (3) High Threshold Condition and either Alternative Causation Factors or 60 days or less of use; and (4) Low Threshold Condition and either Alternative Causation Factors or 60 days or less of use.

      The Seventh Amendment takes the Matrix Level I and II medical criteria in the Pre-Amendment Settlement Agreement and divides them into "High Threshold" and "Low Threshold" Conditions. That division recognizes that certain medical conditions on Levels I and II are more serious than others. The Amendment weights claims differently from the way they are weighted under the Pre-Amendment Settlement Agreement. Conditions on the High Threshold will be paid more than those on the Low Threshold. In addition, some changes have been made in the criteria determining qualification for payment. See Appendix C for a summary of those changes.

      Relative Payment Values are also affected by the presence of medical factors that can cause some of the same health conditions as those claimed to have been caused by the diet drugs. These are referred to as "Alternative Causation Factors." Many of the same "Alternative Causation Factors" used in the Pre-Amendment Settlement Agreement are also used in determining the Relative Payment Values under the Amendment, but some have been changed and others have been eliminated. Those changes have been made primarily to streamline the review process. See Appendix D for a comparison of those factors under the Pre-Amendment Settlement Agreement and under the Seventh Amendment.

      For all these reasons, each Category One Class Member's pro rata share will be based on the benefits provided under the Seventh Amendment, not on the amounts of Matrix compensation they would have received under the Pre-Amendment Settlement Agreement.

            (b)   HOW WILL THE SUPPLEMENTAL FUND BE ADMINISTERED?

      A Fund Administrator will administer the Supplemental Fund, in consultation with Class Counsel and SALC. See page __. All of the law firms to which the members of the SALC belong represent a large number of Class Members who would qualify as either Category One or Category Two Class Members. The SALC is to serve as a liaison between counsel for Category One Class Members and Category Two Class Members, on the one hand, and Class Counsel, Wyeth and the Court, on the other hand. See pages __. The Fund Administrator is to be appointed by the Court, and is to be nominated by Class Counsel and the SALC jointly. They have agreed to nominate Heffler, Radetich & Saitta, LLP, as Fund Administrator. In addition, a Medical Review Coordinating Committee ("MRCC") will, among other things, develop and implement a protocol to train cardiologists to conduct medical reviews and assist the Fund Administrator in the development and implementation of quality control procedures to secure, to the extent reasonably possible, uniform application of the medical criteria specified in the Seventh Amendment. The members of the MRCC are to be nominated by Class Counsel and the SALC jointly, and they have agreed to nominate Dean Karalis, M.D.; Gregg Reis, M.D.; and Frank Silvestry, M.D., as the initial members.

      (2) FURTHER BENEFITS FOR THOSE WHO PROGRESS TO HIGHER MATRIX LEVELS, AND WYETH'S GUARANTEE

      Under the Seventh Amendment, Category One and Category Two persons who were diagnosed as having FDA Positive or mild mitral regurgitation before the end of the Trust's screening program have the right to claim compensation at Matrix Levels III, IV or V if their condition worsens to that level and if they meet modified criteria before a new deadline. This benefit will be administered by the Trust. For these Class Members, Wyeth guarantees that there will be sufficient funds available with which to pay those benefits. Those payments to Category One or Category Two Class Members would be reduced by any payment that person had previously received from the Supplemental Fund or the Trust. IF YOU ELECT NOT TO PARTICIPATE IN THE SEVENTH AMENDMENT, THEN WYETH DOES NOT GUARANTEE THIS PAYMENT.

      For those participating in the Seventh Amendment, there will be a new deadline for submitting a Matrix Level III, IV or V claim to the Trust. To meet the new deadline, the medical condition that qualifies you for Matrix Level III, IV or V benefits must both be diagnosed and also occur by the earlier of December 31, 2011, or fifteen years from the last date of diet drug use. Under the Pre-Amendment Settlement Agreement, the deadline for initially qualifying for Matrix benefits is December 31, 2015. Also, under the Pre-Amendment Settlement Agreement, if a person qualifies for Matrix benefits by December 31, 2015, he or she may continue to receive higher amounts of Matrix compensation if the condition which qualified him or her for that payment progresses after that date to a more severe condition. For example, under the Pre-Amendment Settlement Agreement, if you receive compensation for Matrix Level I before December 31, 2015 and progress to Level III in 2016, you would be eligible for an additional payment. Under the Seventh Amendment, if you qualify for Matrix Level III in 2011 but progress to Level IV in 2012, you would not be eligible for a further payment in 2012 or thereafter.

      The medical criteria for Matrix Levels III, IV and V have been changed or clarified for persons covered by the Seventh Amendment. Appendix F summarizes the differences between the Pre-Amendment Settlement Agreement's criteria and those applicable under the Amendment.

      Briefly, under the Pre-Amendment Settlement Agreement, Matrix Level III included persons who were indicated for surgery to repair or replace a heart valve, but who did not have the surgery for specified reasons. Under the Seventh Amendment, that criterion no longer applies, and only actual surgery to repair or replace the aortic or mitral heart valve would qualify on Level III for persons covered by the Amendment. In addition, under the Seventh Amendment, for any claim based on complications of left atrial enlargement with chronic atrial fibrillation, a sworn statement must be submitted by an examining physician, along with contemporaneous medical records, that establishes to a reasonable degree of medical certainty and to the reasonable satisfaction of the Trust that the left atrial enlargement and chronic atrial fibrillation were a direct consequence of either moderate or severe mitral regurgitation. For this purpose, an examining physician must be a board-certified or board-eligible cardiologist or cardiothoracic surgeon who either (i) has treated the Class Member for the condition that forms the basis for the Matrix claim or (ii) is as familiar with the Class Member's condition as one who has treated the Class Member.

      All claims seeking the modified Matrix Level III, IV, or V benefits are subject to the Trust's audit process, in which a Trust auditing cardiologist will review the echocardiogram and other material submitted in support of the claim to determine whether there is a reasonable medical basis for the medical conditions asserted in the Class Member's Green Form. The echocardiogram tape or disk must comply with the requirements of the Pre-Amendment Settlement Agreement, as amended by the Seventh Amendment, but will be reviewed in audit regardless of whether it was allegedly obtained without adequate physician supervision, regardless of the identity of the person or entity that performed the echocardiogram, or regardless of the attorney representing the claimant. See pages __. The Trust will not pay any claim that it determines in the audit process has no reasonable medical basis. As part of the audit process, the Trust still will review all Matrix claims to ensure there was no misrepresentation of material fact and can contest the validity of an echocardiogram tape or disk where there is substantial evidence that the tape or disk constitutes or contains a material representation of fact as to certain matters.

      If the Trust does not have enough money to pay the modified Matrix Levels III, IV or V benefits to persons covered by the Seventh Amendment, Wyeth will deposit in the Trust enough additional money to pay those benefits. THIS GUARANTEE IS ONLY APPLICABLE TO PERSONS PARTICIPATING IN THE SEVENTH AMENDMENT. Those who elect not to participate in it will not have the benefit of that guarantee. For people who elect not to participate in the Seventh Amendment and for those who are not eligible to participate in the Amendment, the Settlement Agreement's existing provisions will continue to apply. For people not covered by the Seventh

Amendment, the Trust will stop paying new Matrix claims when Wyeth's financial obligation has been reduced to $255 million. After that time, the Trust will only pay claims of persons who were previously paid Matrix compensation and whose medical condition has progressed to a higher level. Those who are not covered by the Seventh Amendment and who became eligible to claim Matrix benefits for the first time will continue to have the right to a Sixth Amendment Opt-Out or a Back-End Opt-Out, if they otherwise qualify for those rights (see pages __).

      (3)   NO CASH/MEDICAL SERVICES BENEFIT FROM THE TRUST

      Under the Pre-Amendment Settlement Agreement, Class Members diagnosed as FDA Positive by the end of the Trust's screening period (see page __) and who had used the diet drugs for 61 or more days have the right to receive either $6,000 in cash or up to $10,000 in value of valve-related medical services to be provided by the Trust. Persons diagnosed as FDA Positive by the end of the Trust's screening period and who had used the diet drugs for fewer than 61 days have the right to receive either $3,000 in cash or up to $5,000 in value of valve-related medical services to be provided by the Trust. These benefits are referred to as the "Cash/Medical Services Benefits." Category One Class Members who receive a pro rata share of the Supplemental Fund after medical review will not receive an additional amount from the Trust under the Pre-Amendment Settlement Agreement for these Cash/Medical Services Benefits.

C.    BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO FAIL MEDICAL REVIEW

      If the Fund Administrator determines as a result of its medical review process that a Category One Class Member does not have the medical condition required for a pro rata share of the Supplemental Fund, the benefits that person is eligible to receive are as follows. See pages __ for information as to how to claim these benefits, which will require among other things proof of diet drug use.

      (1)   PAYMENT OF $2,000

      A Category One Class Member who fails to qualify for a share of the Supplemental Fund on medical grounds will nevertheless receive a payment of $2,000 from the Supplemental Fund, less attorneys' fees of up to $650 if he or she is represented by counsel.

      (2) FURTHER BENEFITS FOR THOSE WHO PROGRESS TO HIGHER MATRIX LEVELS, AND WYETH'S GUARANTEE

      A Category One Class Member who fails to pass the Fund Administrator's medical review but who was diagnosed as having FDA Positive or mild mitral regurgitation after diet drug use and before the end of the Trust's screening period would have the right to Matrix Levels III, IV or V compensation if the person's condition worsens so as to qualify at those levels, as modified by the Seventh Amendment, before December 31, 2011 or fifteen years after the last use of the diet drugs, whichever is earlier. See page __. Such a person would have the benefit of Wyeth's guarantee that there would be enough money available to pay such compensation if and when that person qualifies for it.

      See page __ for information about the new deadline applicable to qualification for Matrix Levels III, IV or V compensation under the Seventh Amendment.

      (3)   OPPORTUNITY TO RECEIVE TRUST'S CASH/MEDICAL SERVICES BENEFIT

      If the medical review conducted by the Fund Administrator results in a finding that a Category One Class Member is not eligible for a pro rata share of the Supplemental Fund, but that he or she was diagnosed with FDA Positive regurgitation between the commencement of diet drug use and the end of the Trust's screening period, then the claim will be forwarded to the

Trust for payment of the Cash/Medical Services Benefit. In this case, the Trust will be required to pay that benefit without conducting any audit or further medical review.

D. BENEFITS AVAILABLE TO CATEGORY ONE CLASS MEMBERS WHO FAIL TO COMPLY WITH THE FUND ADMINISTRATOR'S PROCEDURAL REQUIREMENTS

      The Fund Administrator will ask Category One Class Members to comply with certain filing deadlines and proof submissions before a claim is sent for medical review. Even if a Category One Class Member fails to comply with those requirements, he or she will continue to be eligible for certain benefits. Those benefits would not include participation in the pro rata distribution of the balance in the Supplemental Fund, but would include the following. See pages __ for information as to how to claim these benefits, which will require among other things proof of diet drug use.

      (1)   PAYMENT OF $2,000

      If a Category One Class Member does not timely complete the claims process, he or she will be eligible to receive $2,000 by the Fund Administrator, less attorneys' fees of up to $650 if he or she is represented by counsel.

      (2) FURTHER BENEFITS FOR THOSE WHO PROGRESS TO A HIGHER MATRIX LEVEL, AND WYETH'S GUARANTEE

      Even if a Class Member fails to comply with the Fund Administrator's requirements for obtaining medical review, he or she would continue to be eligible for Matrix Level III, IV or V compensation from the Trust if he or she was diagnosed as having FDA Positive or mild mitral regurgitation between the commencement of diet drug use and the end of the Trust's screening period and if his or her condition worsens within the Seventh Amendment's deadline to meet its requirements for compensation at those levels. See page __ for information about the new deadline applicable to qualification for Matrix Levels III, IV or V compensation under the Seventh Amendment.

      (3)   NO CASH/MEDICAL SERVICE BENEFIT FROM THE TRUST

      If a Category One person does not timely complete the Fund Administrator's claims process, he or she would no longer have the right to obtain any unpaid Cash/Medical Services Benefits from the Trust.

E.    FAMILY MEMBERS AND OTHER DERIVATIVE CLAIMANTS

      Family members of a diet drug user and others who have made a derivative claim for benefits, will have the right to receive a 2 percent share of the amount their diet drug user is to receive as a pro rata distribution from the Supplemental Fund. That amount will be deducted from the amount paid to the diet drug user. The 2 percent is an aggregate limitation describing THE TOTAL AMOUNT that ALL family members and other derivative claimants may recover in connection with a single claim. Thus, for example, if the amount to be distributed in connection with a single claim is $50,000, then the total amount to be paid to family members and derivative claimants will be $1,000. If there is one family member entitled to share in the distribution, he or she would receive $1,000. If there are four family members entitled to share in the distribution, they would each receive $250.

      Family members and other derivative claimants will not share in the $2,000 payments that their diet drug user receives.

F.    HOW TO MAKE A CLAIM FOR CATEGORY ONE BENEFITS

      There are deadlines for Category One benefits that do not apply in the existing Pre-Amendment Settlement Agreement. To be eligible for Category One benefits, you must have a substantially completed Green Form in which the unaudited answers to Part II support a Matrix Level I or II claim on file with the Trust before [DATE: END OF THE OBJECTION PERIOD] (or May 6, 2004 if you have also exercised an Initial, Intermediate or Back-End Opt-Out right). If the Seventh Amendment receives Trial Court approval, the Fund Administrator will establish rules, forms and procedures that will be used in administering benefit claims by Category One Class Members under the Seventh Amendment. If you wish to be eligible for Category One benefits, then you will be required to submit the following proof in support of your claim to the Fund Administrator by a date to be set by the Fund Administrator:

      (1) Proof of diet drug use, as required in the Pre-Amendment Settlement Agreement and the Seventh Amendment.

      (2) A copy of the echocardiogram tape or disk that forms the basis of the claim for benefits which must comply with the criteria set forth in the Seventh Amendment.

      (3) In the case of a claim that is based in part on the medical condition of bacterial endocarditis, sufficient medical proof of the condition must be provided.

      (4) A sworn statement on a form provided by the Fund Administrator setting forth your date of birth, the date of the echocardiogram supporting your claim, and whether or not you previously received any payment of Matrix benefits from the Trust or received notice that your claim for Matrix benefits was denied by the Trust.

      All Category One Class Members will be required to submit this material, even if they previously submitted certain materials to the Trust. If necessary, the Fund Administrator may request additional information in support of a claim for benefits.

      The Fund Administrator's address is:

            Edward J. Radetich, Jr.
            Heffler, Radetich & Saitta L.L.P.
            P.O. Box ____
            Philadelphia, PA [ZIP CODE]

      If the Fund Administrator finds that there are technical deficiencies by a Class Member in compliance with any of the conditions to the processing or payment of claims under the Seventh Amendment, including deficiencies regarding the echocardiogram tape or disk supporting the claim, the Fund Administrator shall notify the Class Member or his/her counsel, if represented, of the technical deficiencies by a notice of deficiency and shall allow the otherwise eligible claimant 60 days from the date of receipt of that notice to correct the deficiencies. IF THE DEFICIENCIES ARE NOT CORRECTED WITHIN THE 60-DAY PERIOD, THE FUND ADMINISTRATOR SHALL REJECT THE CLAIM AND THE CLASS MEMBER WILL BE ENTITLED TO RECEIVE ONLY THE $2,000 MINIMUM PAYMENT FROM THE FUND ADMINISTRATOR. If such a Class Member later corrects those deficiencies and progresses to the modified Matrix Levels III, IV or V, that Class Member would receive the benefits attributable to those conditions and would have the benefit of Wyeth's guarantee that the Trust would have funds available with which to pay those benefits.

            VI.   WHAT ARE THE BENEFITS AVAILABLE TO CATEGORY TWO CLASS MEMBERS?

      Category Two persons will not participate in the Supplemental Fund. Unless they elect not to participate in the Seventh Amendment, they will forego any right to claim Matrix Level I or II compensation from the Trust and future opt-out rights. However, they will be eligible for the following benefits. See page __ for information as to how to claim these benefits, which will require among other things proof of diet drug use.

A.    PAYMENT OF $2,000

      Even though Category Two Class Members do not have a Matrix Level condition, they will be entitled to receive $2,000 from the Trust, unless they elect not to participate in the

Seventh Amendment. Attorneys' fees of up to $650 will be deducted for those represented by an attorney.

B. FURTHER BENEFITS FOR THOSE WHO PROGRESS TO A HIGHER MATRIX LEVEL, AND WYETH'S GUARANTEE

      A Category Two Class Member whose condition worsens to Matrix Levels III, IV or V, as modified by the Seventh Amendment and within the Amendment's deadline, will have the right to the compensation attributable to those levels, unless they elect not to participate in the Seventh Amendment. See pages __. Those Matrix Level III, IV or V compensation benefits will be paid by the Trust, and Wyeth will guarantee that the Trust will have enough money to pay those benefits.

C.    OPPORTUNITY TO RECEIVE TRUST'S CASH/MEDICAL SERVICES BENEFIT

      Category Two Class Members who have not previously received a Cash/Medical Services Benefit from the Trust to which they are entitled would receive those benefits. Eligibility for that payment would depend upon the submission of proof of diet drug use, the submission of a Green Form Part II or a Gray Form documenting that the diet drug user had an echocardiogram performed after the commencement of diet drug use and before the end of the Trust's screening period (see page __) that demonstrated FDA Positive valvular regurgitation and a copy of the echocardiogram tape or disk - all in accordance with the provisions of the Pre-Amendment Settlement Agreement. Wyeth will continue to have the right to designate up to 10 percent of these claims for audit.

D.    HOW TO MAKE A CLAIM FOR CATEGORY TWO BENEFITS

      Within 30 days after the Seventh Amendment becomes effective, a list will be posted on the Trust's official website, www.settlementdietdrugs.com, which will contain the Trust's identification numbers for the Class Members who appear to be eligible for Category Two benefits. If you are on that list, you need to do nothing further to collect Category Two benefits.

      If you are not on that list, but you are a potential Category Two Class Member, you will get a letter from the Trust telling you to submit the information it needs in order to provide you with Category Two benefits. You will be required to submit to the Trust, if not previously submitted, the following proof in support of your claims:

      (1) Proof of diet drug use, as required in the Pre-Amendment Settlement Agreement.

      (2) A copy of the echocardiogram tape or disk that forms the basis of the claim for benefits.

      (3) A Gray Form or Part II of a Green Form completed by a board-certified or board-eligible cardiologist who verifies on such form that you were diagnosed with mild mitral regurgitation or FDA Positive regurgitation based on an echocardiogram performed after the start of your use of Pondimin and/or Redux and before the close of the screening period, which for most Class Members was January 3, 2003.

All of this information must be submitted to the Trust within seven months after the Seventh Amendment becomes effective or you will not receive Category Two benefits. The letter from the Trust will tell you either to send this required information to the Trust or to tell the Trust if you have provided that information to it previously. Within 60 days after you respond to that letter, the Trust will either pay you Category Two benefits or let you know why your claim is not eligible for those benefits.

            VII. WHAT ARE THE BENEFITS AVAILABLE FOR THOSE CATEGORY ONE CLASS MEMBERS WHO ELECT TO BE TREATED AS CATEGORY TWO CLASS MEMBERS?

      Class Members who qualify for Category One but who timely elect to be treated as being in Category Two will receive all the benefits that a Category Two Class Member would receive.

Those benefits include the $2,000 payment from the Trust and the Cash/Medical Services Benefit, if not previously paid to that person. The Trust will not audit or conduct a medical review of claims of such a person before providing the foregoing benefits, although proof of diet drug use will be required before the Cash/Medical Services Benefit can be paid. The benefits available to a Category One Class Member electing to become a Category Two Class Member will also include eligibility for Matrix compensation at Levels III, IV or V, as modified by the Seventh Amendment, if the person's medical condition worsens and qualifies for those benefits, as well as Wyeth's guarantee that there would be enough money available to the Trust to pay those Matrix benefits in the future. See page __ for information as to the steps you need to take.

            VIII. OTHER PROVISIONS OF THE SEVENTH AMENDMENT AFFECTING CLASS
                  MEMBERS

      There are many other provisions of the Seventh Amendment, but here is a summary of some additional provisions affecting individual Class Members.

A.    TERMINATION OF FURTHER OPT-OUT RIGHTS

      The benefits provided to Category One and Category Two Class Members under the Seventh Amendment would constitute their exclusive opportunity to get compensation from Wyeth or any other "Released Party" (see Appendix A) as a result of their use of Pondimin and/or Redux, unless they elect not to participate in the Seventh Amendment. Therefore, four types of opt-out rights which would otherwise have given eligible Class Members opportunities in the future to sue Wyeth or any other Released Party are terminated for those participating in the Amendment: Intermediate Opt-Out rights, Back-End Opt-Out rights, Sixth Amendment Opt-Out rights and Financial Insecurity Opt-Out rights. The following is a summary of the rights and limitations relating to the terminated opt-outs, as relevant to Category One and Category Two

Class Members. The full text of the provisions governing these rights are set forth in the Pre-Amendment Settlement Agreement, and those terms are controlled by that agreement rather than by this summary. You may obtain a copy of that document, as explained at page __ below.

      (a)   Intermediate Opt-Out Right:

      Class Members who did not exercise the Accelerated Implementation Option ("AIO") and who were first diagnosed as FDA Positive by an echocardiogram after September 30, 1999 but prior to the end of the screening period had the right until May 3, 2003 to exercise an Intermediate Opt-Out and sue Wyeth or other "Released Parties." That lawsuit would be subject to certain restrictions, including that they could only sue based on the heart valve diagnosed as FDA Positive and that they could not seek punitive, exemplary or any multiple damages.

      Intermediate Opt-Out rights not exercised by May 3, 2003 have already expired, with the exception of Class Members who timely registered, and were eligible, for the Trust's echocardiogram screening program but who were not provided an echocardiogram by the Trust on a timely basis. Those persons have the right (terminated for those who participate in the Seventh Amendment) to exercise an Intermediate Opt-Out for a period of 120 days after the date on which they were provided such an echocardiogram.

      (b)   Back-End Opt-Out Right:

      Persons who have not filed a claim for Matrix benefits have the right to exercise a Back-End Opt-Out but only if they are diagnosed as FDA Positive or as having mild mitral regurgitation between the commencement of diet drug use and the end of the screening period and if they are first diagnosed with a Matrix Level condition after September 30, 1999. That right (terminated for those who participate in the Seventh Amendment) would permit such a person to sue Wyeth and any other "Released Party." The lawsuit would be subject to specified restrictions, including the restriction against seeking punitive, exemplary or any multiple damage, and it may only be based on the diagnosed Matrix Level condition. This right is only available to Class Members:

      -     who did not elect the AIO;


      - who registered for settlement benefits, based on FDA Positive VHD or mild mitral regurgitation or endocardial fibrosis, by May 3, 2003;

      -     who did not file a claim for Matrix benefits; and

      - who exercise the Back-End Opt-Out right either before May 3, 2003 or who do so within 120 days of the date on which the Class Member first knows or should reasonably have known of a Matrix Level condition.

      (c)   Sixth Amendment Opt-Out Right:

      Persons who filed a Green Form claim for Matrix benefits on or before May 3, 2003, but who do not receive them because of inadequate Trust funding, might be entitled to sue Wyeth and other "Released Parties" under what is known as the "Sixth Amendment Opt-Out" right. That lawsuit would be subject to certain restrictions, including all those applicable to Back-End Opt-Out suits. In addition, a Sixth Amendment Opt-Out may sue only Wyeth and may not join with any other plaintiff, among other restrictions. This right (terminated for those who participate in the Seventh Amendment) is only available to Class Members:

      -     who have not received any Matrix Level benefits from the Trust;

      - who would have qualified to exercise a Back-End Opt-Out if they had not claimed Matrix benefits;

      -     who did not elect the AIO;

      -     who filed a claim for Matrix benefits on or before May 3, 2003;

      - who are determined by the Trust, after audit, to qualify for Matrix Level benefits; and

      - who do not receive such benefits because payment would reduce the Trust's financial resources to less than $255 million. But if Wyeth chooses voluntarily to pay that Class Member the amount of Matrix compensation which he/she would have received had the Trust had sufficient funds, the Sixth Amendment Opt-Out may not be exercised and the Class Member may not sue Wyeth.

      Some Class Members are appealing the Court's approval of the amendment of the Settlement Agreement that added the Sixth Amendment Opt-Out right. If the approval of that amendment were overturned by the appellate court, otherwise eligible claimants would have no right under the Pre-Amendment Settlement Agreement to sue Wyeth under the Sixth Amendment Opt-Out right. The appellants have sought a ruling, and therefore the appellate court could rule, that the Pre-Amendment Settlement Agreement does not preclude valid Matrix claimants who go without payment from suing Wyeth, including for punitive damages. See following section. No decision has been issued in that appeal and [DESCRIBE STATUS OF STAY].

      (d)   The Financial Insecurity Opt-Out Right:

      The Financial Insecurity Opt-Out provides that, if Wyeth defaults on a financial obligation to the Trust which is not cured and which the Court finds was either due to financial inability to pay or deliberate unwillingness to pay, and if this occurs more than once within a two-year period, and if the collateral for Wyeth's financial obligations has been depleted by more than 50% of the then-required amount and if the Court determines that the remaining collateral is not likely to be sufficient to pay remaining Matrix compensation benefits, then all diet drug users who were diagnosed as FDA Positive or as having mild mitral regurgitation between the commencement of diet drug use and the end of the screening period and who have registered for settlement benefits or who are diagnosed as having endocardial fibrosis by specified dates, would have the right to opt out of the settlement and pursue any and all claims against Wyeth or other "Released Parties," without limitations. This right is terminated for those who participate in the Seventh Amendment.

B.    RELEASE OF CLAIMS AND COVENANT NOT TO SUE

      For participating Class Members, the Seventh Amendment would release and discharge (1) all "Settled Claims" against any "Released Party" arising out of or relating to the use of Pondimin or Redux (see Appendix A for an explanation of those defined terms); (2) all claims against any Released Party arising out of any acts or omissions of the Trust, its officers, agents, employees, attorneys and all other persons acting on its behalf; and (3) all claims against Wyeth and its affiliates arising out of Wyeth's role in drafting, negotiating, obtaining approval of or the administration of the Pre-Amendment Settlement Agreement. In addition, all releases from Settled Claims previously provided by participating Class Members to Released Parties are reaffirmed, notwithstanding any allegations about, for example, the manner in which the Pre-Amendment Settlement Agreement was negotiated, the alleged inadequacy of the representation provided to Class Members in connection with its negotiation, the alleged inadequacy of notice provided to the class in connection with the Pre-Amendment Settlement Agreement, the process by which it was approved, the payment of claims to Class Members not qualified for payment, or any alleged inadequacy of funds available to the Trust to pay Matrix compensation benefits. The Seventh Amendment bars participating Class Members from initiating, asserting, prosecuting or maintaining any claim, motion, appeal or other manner of seeking to enforce any of the released claims.

      These releases and covenants not to sue, as an example, would preclude such Class Members from making the arguments that have been asserted in the appeal from the Court's approval of the Sixth Amendment Opt-Out right. In that appeal, some Class Members argue that they may not be precluded by the Settlement Agreement from suing Wyeth, including for punitive damages, because: it barred their tort claims but did not provide sufficient funds to pay all valid claims; the original class notice did not adequately disclose the risk to Class Members of the Trust's not having sufficient money to pay all valid claims; some or all of the Class Members were not adequately represented in negotiating the Settlement Agreement; and there was a mutual mistake of fact in entering into the Settlement Agreement because the parties were mistaken about the number of claims that would be filed against the Trust. Wyeth disputes those arguments. Similarly, the Seventh Amendment would bar participating Class Members from arguing that they should not be barred by the Settlement Agreement from suing Wyeth, including for punitive damages, because Class Counsel did not adequately represent a particular group of Class Members in negotiating the Settlement Agreement. Some Class Members argue in their appeal on behalf of Class Members with pulmonary hypertension not arising from valvular heart disease or primary pulmonary hypertension (see the following subsection) that that group of Class Members should not be barred from such a suit because they were allegedly not adequately represented. Other Class Members have claimed that they are in a group of Class Members not adequately represented because they were not diagnosed as having FDA Positive regurgitation by the applicable deadlines under the Pre-Amendment Settlement Agreement.

      In addition, if any other person establishes a right on behalf of Class Members, or some group of them, not to be bound by the Pre-Amendment Settlement Agreement, Class Members participating in the Seventh Amendment waive and relinquish any such right.

      Category One and Category Two Class Members participating in the Seventh Amendment will not be able to assert any claim against any Trustee, officer or employee of the Trust arising from the performance of their duties under the Pre-Amendment Settlement Agreement as to which the Trustee and/or the Trust officer or employee may have a right of indemnity from the Trust or against the Trust with respect to any such claims.

      Of course, these releases and covenants not to sue would not deprive anyone covered by the Seventh Amendment from asserting or enforcing rights expressly given to them by the Settlement Agreement, as amended by the Seventh Amendment.

      To obtain a share of the Supplemental Fund, other than the minimum $2,000 payment, and to obtain Matrix compensation from the Trust at Matrix Levels III, IV or V, a person covered by the Seventh Amendment would be required to sign a document confirming these releases and agreements. In addition, distributions of $2,000 payments by the Fund Administrator or by the Trust to Category One and Category Two Class Members will be accompanied by a notice specifying that the cashing of those checks would constitute confirmation of these releases and covenants not to sue. However, all Category One and Category Two Class Members participating in the Seventh Amendment will be deemed to have provided these releases and covenants not to sue, regardless of whether or not they sign such a statement or cash such a check. The Seventh Amendment releases and covenants not to sue would not apply to any Category One or Category Two Class Member who elects not to participate in the Seventh Amendment.

      Class Members who elect not to participate in the Seventh Amendment will continue to be subject to the releases and covenants not to sue contained in the Pre-Amendment Settlement Agreement and the bar order entered by the Court when it approved the settlement in August

2000. That Bar order precluded Class Members from asserting Settled Claims against Wyeth and other Released Parties.

C. TERMINATION OF TRUST LAWSUITS AGAINST CERTIFYING PHYSICIANS AND PRECLUSION OF OTHER SIMILAR SUITS AGAINST CLAIMANTS, THEIR PHYSICIANS OR THEIR ATTORNEYS BY WYETH OR THE TRUST; POSSIBLE EFFECT ON YOU

      The Seventh Amendment bars the Trust or Wyeth from asserting any civil claim against any person to recover amounts paid by the Trust before July 21, 2004. The Seventh Amendment also bars the Trust or Wyeth from asserting any civil claim against any person to recover amounts paid by the Trust after that date pursuant to a Pre-May 6 Payable PADL (see page __). This restriction will not apply to any lawsuit by Wyeth or the Trust arising out of a claim submitted by a Class Member who has elected not to be covered by the Seventh Amendment.

      If approved, therefore, the Seventh Amendment would end the lawsuits brought by the Trust against the doctors discussed at page __. The Trust would be barred from bringing such lawsuits against claimants, their attorneys or their certifying doctors. Wyeth would also be barred from bringing any such suits.

      It could be asserted that this bar against suits by the Trust or by Wyeth would be a benefit for certain attorneys, apart from the effects of the Seventh Amendment on their clients or on other Class Members, because, among other things, Wyeth and the Trust have made allegations against certain attorneys in connection with claims they have submitted on behalf of clients, as discussed at pages __. These attorneys have vigorously denied such allegations. Moreover, neither Wyeth nor the Trust has made such allegations against most attorneys representing Class Members. Specifically, there have been no such allegations against Class Counsel. Under these circumstances, Class Counsel does not have any financial stake in any Seventh Amendment term which precludes the kind of lawsuits described above. Class Counsel has an independent fiduciary obligation to the class as a whole and has made an independent determination that the anti-lawsuit provisions of the Seventh Amendment are in the best interests of the class because such lawsuits would likely lead to protracted litigation, are likely to cost the Trust more than it will actually recover, and would create an environment that is not conducive to expeditious claims resolution. In addition, Class Counsel has made a determination that the Seventh Amendment as a whole is in the best interests of the class. You may choose to rely on these determinations by Class Counsel or you may choose to seek independent legal advice in deciding whether to participate in the Seventh Amendment.

D.    UNDERTAKINGS BY CERTAIN LAWYERS FOR CLASS MEMBERS; POSSIBLE EFFECT ON YOU

      Because Wyeth was not willing to proceed with negotiations towards any amendment to the Settlement Agreement without assurances that the amendment would receive substantial support from other Class Members, Messrs. Alexander, Spivey, Doyle and Martinez and Ms. Presby (see pages __) obtained written support from firms representing a large number of Class Members. In the negotiations, Wyeth stated that unless there was a very high level of participation by eligible Class Members in the Seventh Amendment, Wyeth would exercise its right to terminate the Amendment. Lawyers representing many claimants have signed a term sheet (the form of which is attached to the Seventh Amendment) stating that they believe the Seventh Amendment is in the best interests of their clients and committing that they will recommend to all their clients that they participate in it and not object to it. These law firms have recognized that there is a conflict between representing some claimants who want to be part of the Seventh Amendment and some who do not. This is because clients who decide not to participate, or to object to the Amendment, could lead to Wyeth's terminating the Seventh Amendment to the detriment of those clients who wish to participate. Those law firms further stated that they would take all lawful measures to withdraw from representing any client who elected not to be covered by, or who objects to, the Seventh Amendment. All eligible Class Members who are represented by their own attorney may wish to discuss with their attorney the potential conflict described here and its impact on your decision-making regarding all issues relating to the Seventh Amendment.

E.    EFFECT ON CLAIMS INTEGRITY PROGRAM AND CERTAIN OTHER PROCEEDINGS

      This Court has stayed, or put on hold, the processing, auditing and payment of claims for Matrix Level I or II benefits, except claims for which a post-audit determination letter had been issued by May 6, 2004 finding a claim either payable or not payable. In addition, the Court has stayed the Trust's Claims Integrity Program. Those stays will continue until the Seventh Amendment is approved or disapproved by the Court or Wyeth exercises its "walk-away" right.

      If the Seventh Amendment becomes effective, the Trust's Claims Integrity Program discussed at pages __ and all related legal proceedings with respect to claims by Category One and Category Two Class Members will cease. This will not affect the Trust's audit program as to Matrix claims that are not transferred to the Supplemental Fund and processed by the Fund Administrator. For such claims, the Trust will continue to review in its audit process all Matrix claims of all Class Members to determine whether there is a reasonable medical basis for the claim, before it can be paid. In addition, the Trust may determine whether any material misrepresentation of fact has been made in connection with any claim for Matrix compensation at Matrix Levels III, IV, or V by Category One or Category Two Class Members and may bring legal challenges to those claims on that ground. For this purpose, however, an allegation of material misrepresentation may not be based solely on (i) whether an echocardiogram tape or disk was allegedly obtained without adequate physician supervision, (ii) the identity of the person or entity that performed the echocardiogram, or (iii) the identity of the attorneys representing the claimant. The Trust's existing audit and Claims Integrity programs will resume, however, for all Class Members who elect not to participate in the Seventh Amendment.

      In addition, appeals from some orders entered by this Court have been stayed while the Seventh Amendment approval process is completed and will be dismissed if the Amendment is approved. Specifically, (1) some Class Members have argued on appeal that this Court's order refusing to discharge Class Counsel was in error; (2) some Class Members have argued on appeal that this Court's order directing that all claims for Matrix benefits be audited was in error; (3) some Class Members have argued on appeal that this Court's order approving the Sixth Amendment was in error (see pages __); and (4) some Class Members have argued that this Court was in error when it directed that 78 claims submitted by one law firm should not be paid based upon the record at that time. [DESCRIBE STATUS AT TIME OF MAILING IF NOT STAYED.]

      Two other appeals by Class Members are pending as to which there is no stay. In one of those appeals, some Class Members assert that persons who exercised Intermediate Opt-Out or Back-End Opt-Out rights were not adequately represented in the negotiation of the Settlement Agreement. In the other appeal, the Class Members assert that persons having pulmonary hypertension not arising from VHD and not meeting the Settlement Agreement's definition of primary pulmonary hypertension ("PPH") were not adequately represented in the negotiation of the Settlement Agreement. Both groups of Class Members argue that their rights were violated and that the Settlement Agreement does not bind them or others similarly situated and does not bar them from asserting claims against Wyeth or from the types of claims they may assert. Wyeth vigorously disputes the validity of those arguments. Those two appeals have not yet been argued and no decision has been issued.

F.    AMOUNTS OWED TO MEDICARE OR HEALTH INSURANCE COMPANIES; CLASS MEMBER
      INDEMNITY

      If any of your diet drug-related medical expenses were paid by Medicare or any other governmental entity or by a private health insurance carrier, or you received medical services from them for any diet drug-related condition, the Seventh Amendment requires participating Category One and Category Two Class Members to reimburse those third parties for those medical expenses or services out of payments under the Amendment from either the Supplemental Fund or the Trust to the extent that such governmental entity or private health insurance carrier has a lawful right to such reimbursement. Distributions to Class Members represented by an attorney will be paid in the first instance to that attorney, who will be obligated to make that reimbursement out of the distribution before making payment to the Class Member.

      If Medicare or the other governmental entity or the private insurance carrier, with an asserted legal right to reimbursement of medical expenses as described above, sues Wyeth, the Fund Administrator or the Trust for any of those medical expenses not paid, participating Class Members who receive a pro rata share of the Supplemental Fund and participating Class Members who receive Matrix compensation from the Trust for Matrix Level III, IV or V will be required to indemnify Wyeth, the Fund Administrator and the Trust against any claim such a governmental entity or private insurer asserts against them. A statute relating to Medicare's rights provides that the agency which administers it may seek twice the amount of the reimbursement to which it is entitled, together with other penalties. If Medicare obtains such double recovery or other penalties, the Class Member's indemnity obligation will include that double payment and those penalties. The indemnity also includes the costs incurred by those indemnified for investigation and defense. This Court will have jurisdiction to determine any claims for such indemnification.

      For those Class Members participating in the Seventh Amendment who are represented by counsel, the provisions of the Pre-Amendment Settlement Agreement relating to claims for reimbursement of medical expenses will no longer apply. Those provisions would, however, continue to apply for persons covered by the Seventh Amendment but not represented by an attorney. Under those provisions, if the Trust is aware of a claim by any governmental or private party who has paid any such medical expenses, the Trust is to determine the payability of the claim and to deduct any amount found payable to such a party from the Matrix compensation payable to the Class Member. The Trust's determinations in this regard may be reviewed on appeal by a member of a board of arbitrators appointed by the Court and ultimately by the Court on an appeal from the decision of the arbitrator.

            IX.   ATTORNEYS' FEES

      From the $2,000 payments to be made by either the Fund Administrator or the Trust under the Seventh Amendment to Class Members represented by their own counsel, an amount not to exceed $650 will be deducted for attorneys' fees. No such deduction would be made from those payments in the case of unrepresented Class Members.

      The Seventh Amendment provides that the Court shall determine whether and to what extent a "common benefit percentage" of the Supplemental Fund should be set aside to pay attorneys for professional services that are found by the Court to be of "common benefit" to Category One Class Members. Subject to the Court's approval, the persons who could participate in that "common benefit" fee would include Class Counsel, members of the SALC and possibly other attorneys. If the Court awards a "common benefit" fee payable from the Supplemental Fund, that award will be prorated among all of those who receive a pro rata share of the Supplemental Fund. If you are represented by counsel, your share of that "common benefit" fee will be deducted from your attorney's share of the recovery and will not affect the net amount you receive. If you are not represented by counsel, your share of the "common benefit" fee will be deducted from your distribution. No such "common benefit" fee deduction will be made from any minimum $2,000 payment from the Supplemental Fund.

      The Pre-Amendment Settlement Agreement provides that the payment of Matrix compensation by the Trust will be subject to a 9 percent deduction for common benefit attorneys' fees, which may be reduced when the Court makes a final determination of the amount of "common benefit" fees to award in connection with this settlement. That provision will continue to apply to Matrix Level III, IV or V compensation payable to Class Members participating in the Seventh Amendment.

            X. YOUR RIGHT TO ELECT NOT TO PARTICIPATE IN THE SEVENTH AMENDMENT AND WYETH'S WALK-AWAY RIGHT

      You may elect not to participate in the Seventh Amendment and to continue instead to be covered by the Pre-Amendment Settlement Agreement. This election right is referred to in the Seventh Amendment as the "Seventh Amendment Opt-Out." IF YOU ARE ELIGIBLE TO PARTICIPATE IN THE SEVENTH AMENDMENT BUT TAKE NO ACTION, YOU WILL BE COVERED BY AND BOUND BY THE SEVENTH AMENDMENT. If you exercised any opt-out right under the Pre-Amendment Settlement Agreement and have not claimed Matrix benefits by submitting a substantially complete Green Form to the Trust in which the un-audited answered to Part II support a claim for Matrix benefits, you would need to obtain Wyeth's consent to revoke your opt-out in order to participate in Category Two under the Seventh Amendment. You might need to supply additional information in order to claim your benefits, however.

      Wyeth has the right, in its sole discretion, to terminate and "walk away" from the Amendment before [date]. Wyeth has stated that an important factor in its decision whether to terminate the Amendment will be the extent of Class Members' participation in the Seventh Amendment. Wyeth has stated that it would walk away unless there is a very high level of participation by eligible Class Members in the Seventh Amendment.

      THE EXERCISE OF AN ELECTION NOT TO BE COVERED BY THE SEVENTH AMENDMENT IS NOT THE EQUIVALENT OF OPTING OUT OF THE CLASS OR OPTING OUT OF THE SETTLEMENT AGREEMENT. IF YOU ELECT NOT TO PARTICIPATE IN THE AMENDMENT, YOU WILL REMAIN A MEMBER OF THE CLASS AND YOU WILL CONTINUE TO BE SUBJECT TO THE PRE-AMENDMENT SETTLEMENT AGREEMENT WITH SUCH RIGHTS, LIMITATIONS, RESTRICTIONS AND OBLIGATIONS AS YOU WOULD HAVE OTHERWISE HAD IN THE ABSENCE OF THE SEVENTH AMENDMENT. IF YOU ELECT NOT TO BE COVERED BY THE AMENDMENT, THAT ELECTION WILL HAVE NO IMPACT ON YOUR COVERAGE BY ANY FUTURE AMENDMENTS TO THE SETTLEMENT AGREEMENT.

      The deadline for electing not to be covered by the Seventh Amendment is [DATE]. To exercise that election, an eligible Class Member who had used the diet drugs must send a written statement that he or she is exercising that election, either postmarked or delivered by that deadline, to the following address:

      If by mail:                              If by delivery:

      Wyeth                                    Wyeth
      c/o Orran L. Brown                       c/o Orran L. Brown
      Attn:  Seventh Amendment Opt-Outs        Attn:  Seventh Amendment Opt-Outs
      P.O. Box 85006                           BrownGreer PLC
      Richmond, VA  23285-5006                 115 South 15th Street
                                               Suite 400
                                               Richmond, VA 23219-4209

That document must clearly identify (1) the name of the Class Member making that election, (2) the "DDR" claim number that has been assigned by the Trust to that Class Member's claim, (3) the Class Member's address, (4) the Class Member's Social Security number and (5) the name of the attorney for the Class Member, if any. The document must be personally signed by the Class Member who used the diet drugs, and not by his or her attorney or by any family member or by anyone else.

      A form is available for your use in exercising this election, although there is no requirement that you use that form. If you wish to receive a copy of the form, it is available to you on the Trust's website, www.settlementdietdrugs.com.

            XI.   CONSIDERATIONS RELATING TO THE TRUST

      The Trust will be affected by the terms and operation of the Seventh Amendment in a number of ways other than those specifically applicable to Class Members who participate. The following are among the ways in which the Trust will be affected.

      The most significant impact on the Trust will be in the shifting of Matrix Level I and II claims from the Trust to the Supplemental Fund. The effect of that shift on the Trust is that the number of Matrix compensation claims which it must process, audit and possibly pay will be very substantially reduced. The Trust's remaining financial resources will then be available to a much greater extent for the payment of its other obligations. The effect of that shift on the Trust will depend upon the number of Category One Class Members who elect not to participate in the Seventh Amendment, assuming Wyeth does not walk away and terminate it.

      The Trust will be required under the Seventh Amendment to process and pay $2,000 to each Category Two Class Member and to each person who qualifies for Category One but elects to shift to Category Two. However, apart from the cost of processing and making those payments, the Trust will not be adversely affected. Wyeth is obligated by the Seventh Amendment to deposit into the Trust the amount required to make those $2,000 payments. Those deposits will not reduce the amount of Wyeth's remaining obligation to the Trust under the Pre-Amendment Settlement Agreement. To the extent those $2,000 payments are for Category One persons who elect to shift to Category Two, Wyeth will receive a credit against its $1.275 billion obligation to the Supplemental Fund.

      The Fund Administrator, the MRCC, the escrow agent which will hold the Supplemental Fund's money and participating cardiologists will be indemnified by the Supplemental Fund for any costs of defending against, and for any liability based on, any claim arising from an act, omission or transaction by them in good faith under the Seventh Amendment and/or any procedure, document, rule or agreement arising from the Seventh Amendment. If the Fund Administrator, after using its best efforts, is unable to procure and maintain commercially reasonable amounts and types of insurance against such liabilities and if the Supplemental Fund has insufficient money to satisfy its indemnity obligation, the Court for good cause may authorize the Trust to indemnify the Fund Administrator, the MRCC, the escrow agent and participating physicians for the same liabilities for which the Supplemental Fund would otherwise have indemnified them.

      The Trust is obligated by the Seventh Amendment to pay the costs of the printing and mailing of this Notice.

      Under the terms of the Pre-Amendment Settlement Agreement, Wyeth is entitled to receive certain credits against its financial obligation to the Trust based on amounts Wyeth pays as a result of a claim asserted by an Initial or Back-End Opt-Out person. The Seventh Amendment terminates Wyeth's right to those credits.

      In order to expedite the Trust's processing of Matrix Levels III, IV and V claims, the parties sought, and the Court has ordered, the resumption of a "Party Assisted Processing" procedure for those claims. Under that order, on receipt of such a claim, whether by persons covered by the Seventh Amendment or by other persons, the Trust is to forward the claim to Class Counsel. Class Counsel will determine if the claims are properly documented and, if not, will contact the claimant to explain what is missing and otherwise assist the Class Members in completing the claim. If the claim cannot be made complete, Class Counsel will return it to the Trust, which will close the file and not process the claim further. If Class Counsel determines that a claim is complete, the claim will be forwarded to Wyeth for its review. If Wyeth believes that the claim is payable, Wyeth will notify the Trust of that belief and the Trust will not conduct any further review or audit of the claim, but will seek approval from the Court for payment of the claim. If Wyeth believes that the claim is not payable, Wyeth will notify the Trust that the claim is disputed, specifying the dispute, and the Trust will send that dispute to a cardiologist for audit. Members of the SALC may assist in the implementation of these procedures and will have access to information about the process and the claims to which it relates, on a confidential basis.

      The parties have also sought, and the Court has entered, an order relating to the manner in which the Trust is to process Pre-May 6 Payable PADLs (see page __). There are the approximately 900 claims which the Trust has determined after audit are payable and has sent the claimant a letter to that effect on or before May 6, 2004. The new order directs the Trust to segregate those claims into one of the following three categories: (1) claims where, despite the issuance of the Pre-May 6 Payable PADL, the Trust now asserts that there was an intentional manipulation of the echocardiogram tape or disk submitted in connection with the claim but not detected by the Trust until after the completion of the audit on the claim; (2) claims which the Trust has placed on hold because the echocardiogram supporting the claim was allegedly acquired without physician supervision or because the claimant's attesting physician was subject to an unanswered medical practices questionnaire issued by the Trust as part of its Claims Integrity Program; and (3) claims that are complete and ready to be paid. The Trust must pay all claims in the third category within 30 days after the entry of the new order. The Trust must continue processing the second category of claims and pay these claims, to the extent found payable, within 30 days after the date on which the Seventh Amendment is approved by this Court. For claims in the first category, the Trust must notify Wyeth, Class Counsel, the SALC and the claimant or claimant's counsel, if represented, and provide a specific factual basis for the assertion of intentional manipulation of the echocardiogram. Thereafter, such claims will be subject to further procedures in accordance with the Pre-Amendment Settlement Agreement.

      The parties have also proposed to the Court for its approval, separately from the Seventh Amendment, a proposed Eighth Amendment to the Pre-Amendment Settlement Agreement. The proposed Eighth Amendment will not become effective unless and until approved by the Court. The Eighth Amendment relates to the "Show Cause" process that Class Members may follow to appeal any denial by the Trust of a Matrix claim. The Eighth Amendment, if approved by the Court, would authorize a mediation program for claims that are subject to Show Cause proceedings. Under that program, the Trust, Wyeth and the claimant could participate in a non-binding mediation, presided over by a mediator appointed by the Court. Currently, a Matrix compensation claim must either be denied in full or paid in full by the Trust. Under the Eighth Amendment, however, the Trust would be permitted to resolve a claim by compromise, either at or below the level of compensation provided for in the Pre-Amendment Settlement Agreement, if the claimant and Wyeth agree.

            XII. FAIRNESS HEARING AND PROCEDURE FOR OBJECTING TO THE SEVENTH AMENDMENT--WHEN IS THE FAIRNESS HEARING AND WHAT IS IT ABOUT?

      The Court will hold a Fairness Hearing in Courtroom __ at the United States Courthouse, 601 Market Street, Philadelphia, PA 19106 on ____________ 2004 at ____________, to determine whether the proposed Seventh Amendment is fair, reasonable and adequate and to consider any other matters deemed appropriate by the Court. The Court may, without further notice to Class Members, continue the hearing to another or additional dates. The Seventh Amendment will become effective only if the Court approves it and if any appeals from that approval are resolved without change in that approval.

      Any Class Member may object to the proposed Seventh Amendment, either on his or her own or through counsel. In order to do so, such Class Members must file specific and detailed written objections and a memorandum of law in support of those objections with the Clerk of the Court and serve them on Wyeth and Class Counsel at the following addresses:

            Clerk of the Court
            United States District Court for the
              Eastern District of Pennsylvania
            601 Market Street
            Philadelphia, PA  19106

With copies to:

            Arnold Levin, Esq.
            Levin, Fishbein, Sedran & Berman
            510 Walnut Street - Suite 500
            Philadelphia, PA  19106-3875

            and

            Orran L. Brown, Esq.
            BrownGreer PLC
            P.O. Box 85006
            Richmond, VA  23285-5006

OBJECTIONS MUST BE FILED NO LATER THAN [DATE: END OF OBJECTION PERIOD]. ANY OBJECTIONS TO THE SEVENTH AMENDMENT MUST BE DETAILED AND MUST EXPRESS SPECIFIC OBJECTIONS AND MUST BE ACCOMPANIED BY A MEMORANDUM OF LAW IN SUPPORT OF THOSE OBJECTIONS.

      You may, but are not required to, appear at the hearing to voice your objection to the Seventh Amendment. You may have your own attorney appear on your behalf at the fairness hearing if you wish. Persons wishing to speak at the hearing are required to file written objections in the manner and within the time described above and must request in writing time to speak at the hearing, specifying their interest and whether or not they are represented by counsel. Those requests should be mailed to the Clerk, with copies to the attorneys identified above. DO NOT CALL THE COURT. ALL REQUESTS MUST BE IN WRITING. REQUESTS FOR TIME TO SPEAK AT THE HEARING MUST BE POSTMARKED NO LATER THAN [DATE].

      Those who do not wish to object to the proposed Seventh Amendment do not need to appear at the Fairness Hearing or file any papers.

      THIS IS THE ONLY OPPORTUNITY CLASS MEMBERS WILL HAVE TO OBJECT TO THE SEVENTH AMENDMENT. IT IS IMPORTANT FOR YOU TO UNDERSTAND THAT IF YOU DO NOT OBJECT IN THE MANNER DESCRIBED ABOVE, WITHIN THE DEADLINE SPECIFIED, YOU WILL BE VIEWED AS HAVING WAIVED YOUR RIGHT TO OBJECT TO THIS SEVENTH AMENDMENT AT ANY TIME IN THE FUTURE.

            XIII. HOW CAN I GET ADDITIONAL INFORMATION?

      This Official Court Notice is just a summary of the proposed Seventh Amendment and of the existing Settlement Agreement, as it has been amended previously. If there is any conflict between this Notice and the Settlement Agreement, the terms of the Settlement Agreement will govern.

      If you would like to receive a copy of the Seventh Amendment and the Settlement Agreement, you may write to the Trust at P.O. Box 7939, Philadelphia, Pennsylvania 19101, or you may call the Trust at 1-800-386-2070. You also may view a copy of the Seventh Amendment and the Settlement Agreement on the Trust's website at the following address: www.settlementdietdrugs.com.

      You may inspect documents on file with the Court, including the Seventh Amendment and the Settlement Agreement, at the Clerk's Office at the United States District Court for the Eastern District of Pennsylvania, during regular business hours, and may obtain copies of documents by payment of the prescribed charges. The Clerk's Office is not permitted to give legal advice.

      If you have any questions about the Seventh Amendment, you may also consult your own counsel or, if you are not already represented, at your own expense, an attorney of your choice who is familiar with handling diet drug claims.

                                      * * *

      This Notice was approved on [date], by the United States District Court for the Eastern District of Pennsylvania for distribution to Class Members as an Official Notice of the Court.

      YOU SHOULD SAVE THIS NOTICE FOR REFERENCE CONCERNING YOUR RIGHTS AND BENEFITS AND THE IMPORTANT DEADLINES.

                                  CLASS COUNSEL

Arnold Levin, Esq.                                 Gene Locks, Esq.
Levin, Fishbein, Sedran & Berman                   Locks Law Firm
510 Walnut Street, Suite 500                       1500 Walnut Street
Philadelphia, PA  19106                            Philadelphia, PA  19102
(215) 592-1500                                     (215) 893-0100

Michael D. Fishbein, Esq.                          Sol H. Weiss, Esq.
Levin, Fishbein, Sedran & Berman                   Anapol, Schwartz, Weiss, Cohan,
510 Walnut Street, Suite 500                       Feldman & Smalley, P.C.
Philadelphia, PA  19106                            1900 Delancey Place
(215) 592-1500                                     Philadelphia, PA  19103
                                                   (215) 735-1130

Stanley Chesley, Esq.                              Charles R. Parker, Esq.
Waite, Schneider, Bayless & Chesley                Locke, Liddell & Sapp, LLP
1513 Central Trust Tower                           3400 JP Morgan Chase Tower
Fourth & Vine Sts.                                 600 Travis
Cincinnati, OH  45202                              Houston, TX  77002
(513) 621-0267                                     (713) 226-1200

John J. Cummings, Esq.
Cummings, Cummings & Dudenhefer
416 Gravier Street
New Orleans, LA  70130
(504) 586-0000

                       SEVENTH AMENDMENT LIAISON COMMITTEE

Wayne Spivey, Esq., Chairman                       Jerry Alexander, Esq.
Shrager, Spivey & Sachs                            Alexander & Associates, P.C.
Two Commerce Square, 32nd Floor                    Historic Inns of Court Building
2001 Market Street                                 619 North 90th Street
Philadelphia, PA  19103                            Omaha, NE  68114
(215) 568-7771                                     (402) 390-9339

James Doyle, Esq.                                  Tony Martinez, Esq.
Fleming & Associates, LLP                          Martinez, Barrera & Martinez, LLP
1330 Post Oak Boulevard                            1201 East Van Buren
Suite 3030                                         Brownsville, TX  78520
Houston, TX  77056                                 (956) 546-7159
(713) 621-7944

Ellen Presby, Esq.
Baron & Budd, PC
The Centrum
3102 Oaklawn Avenue
Suite 1100
Dallas, RX  75215
(214) 521-3605

                             THE FUND ADMINISTRATOR

                             Edward J. Radetich, Jr.
                             Heffler, Radetich & Saitta L.L.P.
                             P.O. Box ____
                             Philadelphia, PA [ZIP CODE]
                             [TELEPHONE NUMBER]( )

                               INDEX TO APPENDICES

Appendix A       Certain Definitions in Pre-Amendment Settlement Agreement

Appendix B       Relative Payment Values Under the Seventh Amendment

Appendix C       Comparison of Existing Level I and II Matrix Compensation
                 Requirements with High Threshold and Low Threshold Criteria

Appendix D       Comparison of Existing Reduction Factors with Seventh Amendment
                 Alternative Causation Factors

Appendix E       Pre-Amendment Settlement Agreement Matrix Benefit Payment
                 Amounts

Appendix F       Matrix Level III-V Requirements in Pre-Amendment Settlement
                 Agreement which are Modified Under the Seventh Amendment

                                   APPENDIX A
                             CERTAIN DEFINITIONS IN
                       PRE-AMENDMENT SETTLEMENT AGREEMENT

1.    "RELEASED PARTIES" means:

      a. Wyeth and each of its subsidiaries, affiliates, and divisions, along with each of their respective current and former officers, directors, employees, attorneys, agents, and insurers;

      b. Any and all predecessors, successors, and/or shareholders of Wyeth and each of its subsidiaries, affiliates, and divisions; provided, however, that any such person or entity shall be considered a Released Party only to the extent that such person or entity is sued in its capacity as a predecessor, successor, and/or shareholder of Wyeth or its subsidiaries, affiliates, and divisions;

      c. Any and all suppliers of materials, components, and services used in the manufacture of Pondimin(R) and/or Redux((TM)), including the labeling and packaging thereof, along with each such person's or entity's predecessors, successors, parents, subsidiaries, affiliates, and divisions, and each of their respective current and former shareholders, officers, directors, employees, attorneys, agents, and insurers; provided, however, that no person or entity described in this subsection shall be a Released Party with respect to any claims based upon his, her or its own independent negligence or culpable conduct;

      d. All distributors of Pondimin(R) and/or Redux((TM)), including wholesale distributors, private label distributors, retail distributors, hospitals and clinics, and their respective predecessors, successors, parents, subsidiaries, affiliates, and divisions, and their respective current and former shareholders, officers, directors, employees, attorneys, agents, and insurers; provided that: (1) such persons and entities described in this section shall be a Released Party only as to claims as to which such persons would have a statutory or common-law right of indemnity against Wyeth; (2) no person or entity described in this section shall be a Released Party to the extent that any claim is based upon his, her or its own independent negligence or culpable conduct, including, without limitation, negligence or professional malpractice asserted against hospitals, clinics, and diet centers; and (3) no person or entity described in this section shall be a Released Party with respect to the manufacture, sale, or distribution of any Phentermine hydrochloride or Phentermine resin pharmaceutical product.

      e. All physicians who prescribed, and all pharmacists and pharmacies who dispensed, Pondimin(R) and/or Redux((TM)) to the extent that liability against such physicians, pharmacists or pharmacies is based on:

                  (1) the prescription or dispensing of Pondimin(R) and/or Redux((TM)) in a manner consistent with the product labeling; and/or

                  (2) the prescription or dispensing of Pondimin(R) for any period longer than a "few weeks"; and/or

                  (3) the prescription or dispensing of Pondimin(R) and/or Redux((TM)) for concomitant use with Phentermine hydrochloride or Phentermine resin; and/or

                  (4) a claim that the physician's or pharmacist's liability stems solely from having prescribed or dispensed Pondimin(R) and/or Redux((TM)); and/or

                  (5) a claim that the physician's or pharmacist's liability stems solely from the prescription or dispensing of a defective or unreasonably dangerous product.

            Physicians, pharmacists and pharmacies are not Released Parties with respect to any claims based on their independent negligence or culpable conduct, not consisting of the conduct described in paragraphs (1)-(5) above.

      Notwithstanding the foregoing, manufacturers, sellers, wholesalers, or distributors of any Phentermine hydrochloride or Phentermine resin pharmaceutical product are not Released Parties with respect to the manufacture, sale, or distribution of any Phentermine hydrochloride or Phentermine resin pharmaceutical product, and Les Laboratoires Servier S.A. and all of its affiliates and subsidiaries, including, without limitation, Servier S.A.S., Oril, Orsem, Servier Amerique, Science Union et Cie, Institut de Recherches Internationales Servier, Servier Research and Interneuron Pharmaceuticals, Inc. are not Released Parties.

2. "SETTLED CLAIMS" means any and all claims, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future by any or all members of the Settlement Class arising out of or relating to the purchase, use, manufacture, sale, dispensing, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, prescription, ingestion, and labeling of Pondimin(R) and/or Redux((TM)), alone or in combination with any other substance, including, without limitation, any other drug, dietary supplement, herb, or botanical. These "Settled Claims" include, without limitation and by way of example, all claims for damages or remedies of whatever kind or character, known or unknown, that are now recognized by law or that may be created or recognized in the future by statute, regulation, judicial decision, or in any other manner, for:

      a. personal injury and/or bodily injury, damage, death, fear of disease or injury, mental or physical pain or suffering, emotional or mental harm, or loss of enjoyment of life;

      b. compensatory damages, punitive, exemplary, statutory and other multiple damages or penalties of any kind;

      c. loss of wages, income, earnings, and earning capacity, medical expenses, doctor, hospital, nursing, and drug bills;

      d. loss of support, services, consortium, companionship, society or affection, or damage to familial relations, by spouses, parents, children, other relatives or "significant others" of Settlement Class Members;

      e. consumer fraud, refunds, unfair business practices, deceptive trade practices, Unfair and Deceptive Acts and Practices ("UDAP"), and other similar claims whether arising under statute, regulation, or judicial decision;

      f.    wrongful death and survival actions;

      g.    medical screening and monitoring, injunctive and declaratory relief;

      h. economic or business losses or disgorgement of profits arising out of personal injury; and

      i.    prejudgment or post-judgment interest.

Notwithstanding the foregoing, Settled Claims do not include claims based on primary pulmonary hypertension ("PPH") (another defined term), including claims for compensatory, punitive, exemplary or multiple damages based on PPH; provided, however, that if a Class Member receives settlement benefits from Fund B, he/she may not bring a lawsuit based upon a claim for PPH, unless the Class Member was diagnosed with PPH before the Class Member had left-sided heart valve abnormalities (other than those which produce trivial, clinically insignificant left-sided regurgitation) or Endocardial Fibrosis. In addition, notwithstanding the foregoing, Settled Claims do not include claims arising from the exposure of unborn children, in utero, to Pondimin(R) or Redux(TM), and persons alleging exposure in utero to Pondimin(R) or Redux(TM) shall not be considered Diet Drug Recipients eligible for benefits under the Pre-Amendment Settlement Agreement.

                                      * * *

The Seventh Amendment provides that receipt of a pro rata share of the Supplemental Fund or any Matrix compensation from the Trust would have the same effect as to claims based on PPH as receipt of "settlement benefits from Fund B" in the Pre-Amendment Settlement Agreement quoted above.

                                   APPENDIX B
               RELATIVE PAYMENT VALUES UNDER THE SEVENTH AMENDMENT

The following grid provides the Relative Payment Values, or weightings, of claims for purpose of determining their pro rata shares of the Supplemental Fund under the Seventh Amendment. The "Alpha" column provides the Relative Payment Value in each age range for persons with a High Threshold Condition, no Alternative Causation Factors and 61 days or more of diet drug use. Column "Beta" provides in each age range the Relative Payment Value for persons with a Low Threshold Condition, no Alternative Causation Factors and 61 or more days of diet drug use. The "Delta" column provides the Relative Payment Value in each age range for persons with a High Threshold Condition and either Alternative Causation Factors or 60 days or less of diet drug use. The "Epsilon" column sets forth the Relative Payment Value of persons in each age range with a Low Threshold Condition and either Alternative Causation Factors or 60 days or less of diet drug use.

                    61 + DAYS OF DIET DRUG USE; NO       < OR = 60 DAYS OF DIET DRUG USE AND/OR
A                    ALTERNATIVE CAUSATION FACTORS             ALTERNATIVE CAUSATION FACTORS
G                -------------------------------------------------------------------------------
E
                 HIGH THRESHOLD          LOW THRESHOLD    HIGH THRESHOLD           LOW THRESHOLD
A                  GRID LEVEL              GRID LEVEL       GRID LEVEL              GRID LEVEL
T                     ALPHA                   BETA            DELTA                   EPSILON
       -----------------------------------------------------------------------------------------
F      < OR = 24     100.00                  33.54            20.00                    6.71
I      -----------------------------------------------------------------------------------------
R        25-29        95.00                  31.87            19.00                    6.37
S      -----------------------------------------------------------------------------------------
T        30-34        90.25                  30.27            18.05                    6.05
       -----------------------------------------------------------------------------------------
D        35-39        85.74                  28.76            17.15                    5.75
I      -----------------------------------------------------------------------------------------
A        40-44        81.45                  27.32            16.29                    5.46
G      -----------------------------------------------------------------------------------------
N        45-49        77.38                  25.95            15.48                    5.19
O      -----------------------------------------------------------------------------------------
S        50-54        73.51                  24.66            14.70                    4.93
I      -----------------------------------------------------------------------------------------
S        55-59        69.83                  23.42            13.97                    4.68
       -----------------------------------------------------------------------------------------
         60-64        66.34                  22.25            13.27                    4.45
       -----------------------------------------------------------------------------------------
         65-69        59.71                  20.03            11.94                    4.01
       -----------------------------------------------------------------------------------------
         70-79        29.85                  10.01             5.97                    2.00
       =========================================================================================

                                   APPENDIX C
COMPARISON OF EXISTING LEVEL I AND II MATRIX COMPENSATION REQUIREMENTS WITH HIGH
                      THRESHOLD AND LOW THRESHOLD CRITERIA

                         EXISTING SETTLEMENT AGREEMENT
                       MEDICAL CONDITIONS FOR LEVEL I AND                         SEVENTH AMENDMENT
                                  II BENEFITS                                       CLASSIFICATION
--------------------------------------------------------------------------------------------------------------
   L      Severe Aortic Regurgitation And No Complicating Factors.          High Threshold Condition
   E
   V      ----------------------------------------------------------------------------------------------------
   E      Severe Mitral Regurgitation And No Complicating Factors.          Low Threshold Condition
   L
          ----------------------------------------------------------------------------------------------------
   I      FDA Positive Aortic or Mitral Regurgitation With Bacterial        Low Threshold Condition
          Endocarditis.

--------------------------------------------------------------------------------------------------------------
          Severe Aortic Regurgitation And Pulmonary Hypertension.           High Threshold Condition
          ----------------------------------------------------------------------------------------------------
          Severe Aortic Regurgitation And Abnormal Left Ventricular         High Threshold Condition
          Dimension.
          ----------------------------------------------------------------------------------------------------
          Moderate Aortic Regurgitation And Abnormal Left Ventricular       High Threshold Condition
          Dimension.
          ----------------------------------------------------------------------------------------------------
          Severe Aortic Regurgitation And Low Ejection Fraction (<          High Threshold Condition
          50%).
          ----------------------------------------------------------------------------------------------------
   L      Moderate Aortic Regurgitation And Low Ejection Fraction (<        High Threshold Condition
   E      50%).
   V      ----------------------------------------------------------------------------------------------------
   E      Severe Mitral Regurgitation And Pulmonary Hypertension.           High Threshold Condition
   L      ----------------------------------------------------------------------------------------------------
          Moderate Mitral Regurgitation And Pulmonary Hypertension.         Low Threshold Condition
   II     ----------------------------------------------------------------------------------------------------
          Severe Mitral Regurgitation And Abnormal Left Atrial Size.        Low Threshold Condition
          ----------------------------------------------------------------------------------------------------
          Moderate Mitral Regurgitation And Abnormal Left Atrial Size.      Low Threshold Condition
          ----------------------------------------------------------------------------------------------------
          Severe Mitral Regurgitation And Abnormal Left Ventricular         High Threshold Condition
          End-Systolic Dimension.
          ----------------------------------------------------------------------------------------------------
          Moderate Mitral Regurgitation And Abnormal Left Ventricular       Low Threshold Condition
          End-Systolic Dimension.
          ----------------------------------------------------------------------------------------------------
          Severe Mitral Regurgitation And Low Ejection Fraction (< or =     High Threshold Condition (Ejection
          60%).                                                                     Fraction < 50%)
          ----------------------------------------------------------------------------------------------------
                                                                                Low Threshold Condition
                                                                            (Ejection Fraction 50% or greater)
          ----------------------------------------------------------------------------------------------------
          Moderate Mitral Regurgitation And Low Ejection Fraction (< or =       Low Threshold Condition
          60%).
          ----------------------------------------------------------------------------------------------------
          Severe Mitral Regurgitation And Arrhythmias With An                    Low Threshold Condition
          Enlarged Left Atrial Size.
          ----------------------------------------------------------------------------------------------------
          Moderate Mitral Regurgitation And Arrhythmias With An                  Low Threshold Condition
          Enlarged Left Atrial Size.
          ----------------------------------------------------------------------------------------------------

                                   APPENDIX D
                  COMPARISON OF EXISTING REDUCTION FACTORS WITH
                 SEVENTH AMENDMENT ALTERNATIVE CAUSATION FACTORS


                            EXISTING SETTLEMENT AGREEMENT                           SEVENTH AMENDMENT ALTERNATIVE
                                  REDUCTION FACTORS                                      CAUSATION FACTORS
-----------------------------------------------------------------------------------------------------------------------
  A    The following congenital aortic valve abnormalities: unicuspid,                         Same
  O    bicuspid or quadricuspid aortic valve, ventricular septal defect
  R    associated with aortic regurgitation.
  T    ----------------------------------------------------------------------------------------------------------------
  I    Aortic dissection involving the aortic root and/or aortic valve.                        Same
  C    ----------------------------------------------------------------------------------------------------------------
       Aortic sclerosis in people who are > or = 60 years old as of the time                   Same
  V    they are first diagnosed as having FDA Positive aortic or mitral
  A    regurgitation.
  L    ----------------------------------------------------------------------------------------------------------------
  V    Aortic root dilatation > 5.0 cm.                                                        Same
  E    ----------------------------------------------------------------------------------------------------------------
       Aortic stenosis with an aortic valve area < 1.0 square centimeter                       Same
       by the Continuity Equation.
-----------------------------------------------------------------------------------------------------------------------
       The following congenital mitral valve abnormalities: parachute                          Same
 M     valve, cleft of the mitral valve associated with atrial septal
 I     defect.
 T     ----------------------------------------------------------------------------------------------------------------
 R     Mitral Valve Prolapse.                                                                  Same
 A     ----------------------------------------------------------------------------------------------------------------
 L     Chordae tendineae rupture or papillary muscle rupture; or acute                         Same
       myocardial infarction associated with acute mitral regurgitation.
 V     ----------------------------------------------------------------------------------------------------------------
 A     Mitral annular calcification.                                                           Same
 L     ----------------------------------------------------------------------------------------------------------------
 V     M-Mode and 2-D echocardiographic evidence of rheumatic mitral valves     Same, except that exception for review
 E     (doming of the anterior leaflet and/or anterior motion of the            by Board-Certified Pathologist is not
       posterior leaflet and/or commissural fusion), except where a                          included
       Board-Certified Pathologist has examined mitral valve tissue and determined that there was no evidence of rheumatic valve disease.
       ----------------------------------------------------------------------------------------------------------------
       Diagnosis of Mild Mitral Regurgitation and not Moderate Mitral                          Same
       Regurgitation or Severe Mitral Regurgitation by an Echocardiogram
       performed between the commencement of Diet Drug use and the end of the
       Screening Period.
-----------------------------------------------------------------------------------------------------------------------
       Heart valve surgery prior to Pondimin(R) and/or Redux((TM)) use on                      Same
 B     the valve that is the basis of claim.
 O     ----------------------------------------------------------------------------------------------------------------
 T     Bacterial endocarditis prior to Pondimin(R) and/or Redux((TM)) use.                 Not Included
 H     ----------------------------------------------------------------------------------------------------------------
       FDA Positive Aortic or Mitral regurgitation (confirmed by                           Not Included
 V     Echocardiogram) prior to Pondimin(R) and/or Redux((TM)) use for the
 A     valve that is the basis of claim.
 L     ----------------------------------------------------------------------------------------------------------------
 V     A diagnosis of Systemic Lupus Erythematosus or a diagnosis of                       Not Included
 E     Rheumatoid Arthritis and valvular abnormalities of a type associated
 S     with those conditions.
       ----------------------------------------------------------------------------------------------------------------
       Carcinoid tumor of a type associated with aortic and/or mitral                      Not Included
       valve lesions.
       ----------------------------------------------------------------------------------------------------------------
       History of daily use of methysergide or ergotamines for a continuous                Not Included
       period of longer than 120 days.
       ----------------------------------------------------------------------------------------------------------------
       Diet Drug Ingested for 60 days or less.                                  Although not an "Alternative Causation
                                                                                 Factor" under the Seventh Amendment,
                                                                                Diet Drug-Use for 60 days or less does
                                                                                reduce benefit levels the same as the
                                                                                    Alternative Causation Factors
-----------------------------------------------------------------------------------------------------------------------

                                   APPENDIX E
                       PRE-AMENDMENT SETTLEMENT AGREEMENT
                         MATRIX BENEFIT PAYMENT AMOUNTS

The tables below set forth the Matrix compensation benefits provided in the Pre-Amendment Settlement Agreement, inflation adjusted for the year 2004, for Matrix levels I and II. The application of each Matrix depends on factors contained in Section IV.B.2 of the Pre-Amendment Settlement Agreement.

FOR PERSONS WHO USED THE DIET DRUGS FOR 61 OR MORE DAYS AND HAVE NO ALTERNATIVE
                                CAUSATION FACTORS

                                                                   AGE AT DIAGNOSIS
MATRIX    SEVERITY  -------------------------------------------------------------------------------------------------------------
          LEVEL     < or = 24   25-29     30-34     35-39     40-44     45-49      50-54     55-59    60-64     65-69     70-79
---------------------------------------------------------------------------------------------------------------------------------
 A-1          I      $128,750  $122,313  $116,197  $110,386  $104,867  $ 99,624  $ 94,642  $ 89,910  $ 85,415  $ 76,873  $ 38,437
          -----------------------------------------------------------------------------------------------------------------------
             II      $669,497  $636,023  $604,222  $574,011  $545,310  $518,044  $492,142  $467,536  $444,159  $399,744  $199,872
---------------------------------------------------------------------------------------------------------------------------------

    FOR FAMILY MEMBERS AND OTHER DERIVATIVE CLAIMANTS OF THOSE ON MATRIX A-1

                                                                   AGE AT DIAGNOSIS
MATRIX    SEVERITY   ----------------------------------------------------------------------------------------------
          LEVEL      < or = 24  25-29    30-34     35-39   40-44   45-49   50-54   55-59    60-64     65-69   70-79
-------------------------------------------------------------------------------------------------------------------
A-2          I         $1,301  $1,235    $1,174    $1,115  $1,059  $1,006  $  956  $  908   $  862    $  769  $  520
          ----------------------------------------------------------------------------------------------------------
            II         $6,763  $6,424    $6,103    $5,798  $5,508  $5,233  $4,971  $4,722   $4,486    $3,997  $1,999
--------------------------------------------------------------------------------------------------------------------

FOR PERSONS WHO USED THE DIET DRUGS FOR 60 DAYS OR LESS AND/OR HAVE ALTERNATIVE
                                CAUSATION FACTORS

                                                                   AGE AT DIAGNOSIS
MATRIX    SEVERITY  --------------------------------------------------------------------------------------------------------------
          LEVEL     < or = 24      25-29     30-34      35-39     40-44     45-49     50-54     55-59     60-64    65-69    70-79
----------------------------------------------------------------------------------------------------------------------------------
B-1          I       $ 25,750    $ 24,463  $ 23,239   $ 22,078  $ 20,973  $ 19,926   $18,929   $17,982   $17,083  $15,375  $ 7,688
         -------------------------------------------------------------------------------------------------------------------------
            II       $133,899    $127,205  $120,845   $114,802  $109,062  $103,609   $98,428   $93,507   $88,832  $79,948  $39,974
----------------------------------------------------------------------------------------------------------------------------------

    FOR FAMILY MEMBERS AND OTHER DERIVATIVE CLAIMANTS OF THOSE ON MATRIX B-1

                                                                 AGE AT DIAGNOSIS
MATRIX    SEVERITY  -------------------------------------------------------------------------------------------------
          LEVEL     < or = 24    25-29     30-34      35-39    40-44    45-49    50-54   55-59   60-64   65-69  70-79
---------------------------------------------------------------------------------------------------------------------
 B-2          I       $  520     $  520    $  520     $  520   $  520   $  520    $520    $520    $520    $520   $520
             II       $1,353     $1,285    $1,220     $1,160   $1,102   $1,047    $995    $945    $897    $799   $520
---------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX F

  MATRIX LEVEL III - V REQUIREMENTS IN PRE-AMENDMENT SETTLEMENT AGREEMENT WHICH
                    ARE MODIFIED UNDER THE SEVENTH AMENDMENT(2)

                   PRE-AMENDMENT SETTLEMENT AGREEMENT                                SEVENTH AMENDMENT MODIFICATIONS
------------------------------------------------------------------------------------------------------------------------------------
L      Severe Mitral or Aortic Regurgitation and ACC/AHA Class I          Class Member has to have actual surgery performed. Valve
E      indications for surgery to repair or replace the involved          surgery that is medically recommended, but not performed,
V      valve(s) and surgery not performed and a statement from the        whether because of medical contraindications or because of
E      attending Cardiologist or Cardiothoracic Surgeon, supported by     patient choice, will not qualify for Level III Matrix
L      medical records, regarding the recommendations made to the         Compensation Benefits.
       patient regarding valve surgery and the reason why surgery was
III    not performed.
       -----------------------------------------------------------------------------------------------------------------------------
       Moderate or Severe Mitral Regurgitation and a stroke, as a         Basic criteria for a stroke-based claim are the same as
       consequence of chronic atrial fibrillation with left atrial        under existing Settlement Agreement, but Seventh
       enlargement, that results in a permanent condition that meets      Amendment, in addition, requires a statement under penalty
       the criteria of AHA Stroke Outcome Classification Functional       of perjury from an examining physician, along with
       Level II, as determined six months after the stroke.               supporting contemporaneous medical records, establishing
                                                                          that the claimant had chronic atrial fibrillation with
                                                                          left atrial enlargement as a direct consequence of
                                                                          moderate or severe mitral regurgitation.
------------------------------------------------------------------------------------------------------------------------------------
       Moderate or Severe Mitral Regurgitation and a stroke, as a         Basic criteria for a stroke-based claim are the same as
       consequence of chronic atrial fibrillation with left atrial        under existing Settlement Agreement, but Seventh
       enlargement, that results in a permanent condition that meets      Amendment, in addition, requires a statement under penalty
       the criteria of AHA Stroke Outcome Classification Functional       of perjury from an examining physician, along with
       Level III, as determined six months after the stroke.              supporting contemporaneous medical records, establishing
                                                                          that the claimant had chronic atrial fibrillation with
                                                                          left atrial enlargement as a direct consequence of
                                                                          moderate or severe mitral regurgitation.
       -----------------------------------------------------------------------------------------------------------------------------
L      Mild, Moderate or Severe Aortic Regurgitation or Moderate or       Basic criteria are the same as under existing Settlement
E      Severe Mitral Regurgitation, in addition to a peripheral           Agreement but, in the case of a peripheral embolus caused
V      embolus due to either (i) bacterial endocarditis contracted        by atrial fibrillation with left atrial enlargement,
E      after use of Pondimin(R) and/or Redux(TM), or to (ii) atrial       Seventh Amendment also requires a statement under penalty
L      fibrillation with left atrial enlargement, that results in         of perjury from an examining physician, along with
       severe permanent impairment to the kidneys, abdominal organs,      supporting contemporaneous medical records, establishing
IV     or extremities.                                                    that the claimant had chronic atrial fibrillation with
                                                                          left atrial enlargement as a direct consequence of
                                                                          moderate or severe mitral regurgitation.
       -----------------------------------------------------------------------------------------------------------------------------
       Mild, Moderate or Severe Mitral or Aortic Regurgitation and (i)    Basic criteria are the same as under existing Settlement
       New York Heart Association Functional Class I or Class II          Agreement, but in the case of ineligibility for surgery
       Symptoms, and (ii) either (a) valvular repair or replacement       due to medical reasons, the individual must have ACC/AHA
       surgery on the valve or valves with the required level of          Class I indications for surgery and the medical reasons
       regurgitation or (b) ineligibility for such surgery due to         that make him or her eligible for surgery have to be
       documented medical reasons and (iii) significant damage to the     documented contemporaneously in the Diet Drug Recipient's
       heart muscle, defined as (a) an ejection fraction <30% with        medical records by the attending Board-Certified
       aortic regurgitation or <35% with mitral regurgitation in          Cardiothoracic Surgeon or Board-Certified Cardiologist and
       individuals who have not had valve surgery or (b) an ejection      certified to under penalty of perjury by an Examining
       fraction of <40% six months after valvular repair or               Physician, and such medical reasons have to be more than
       replacement surgery.                                               acute conditions requiring a postponement of surgery.
------------------------------------------------------------------------------------------------------------------------------------

-------------
(2)   Modifications apply only to Category One and Category Two persons.

------------------------------------------------------------------------------------------------------------------------------------
       Moderate or Severe Mitral Regurgitation and a stroke, as a         Basic criteria for a stroke-based claim are the same as
       consequence of chronic atrial fibrillation with left atrial        under existing Settlement Agreement, but Seventh
       enlargement, that results in a permanent condition that meets      Amendment, in addition, requires a statement under penalty
       the criteria of AHA Stroke Outcome Classification Functional       of perjury from an examining physician, along with
       Level IV or V, as determined six months after the stroke.          supporting contemporaneous medical records, establishing
                                                                          that the claimant had chronic atrial fibrillation with
                                                                          left atrial enlargement as a direct consequence of
                                                                          moderate or severe mitral regurgitation.
       -----------------------------------------------------------------------------------------------------------------------------
L      Mild, Moderate or Severe Mitral or Aortic Regurgitation and (i)    Basic criteria are the same as under existing Settlement
E      New York Heart Association Functional Class III or Class IV        Agreement, but in the case of ineligibility for surgery
V      Symptoms, and (ii) either (a) valvular repair or replacement       due to medical reasons, the individual must have ACC/AHA
E      surgery on the valve or valves with the required level of          Class I indications for surgery and the medical reasons
L      regurgitation or (b) ineligibility for such surgery due to         that make him or her ineligible for surgery have to be
       documented medical reasons and (iii) significant damage to the     documented contemporaneously in the Diet Drug Recipient's
V      heart muscle, defined as (a) an ejection fraction <30% with        medical records by the attending Board-Certified
       aortic regurgitation or <35% with mitral regurgitation in          Cardiothoracic Surgeon or Board-Certified Cardiologist and
       individuals who have not had valve surgery or (b) an ejection      certified to under penalty of perjury by an Examining
       fraction of <40% six months after valvular repair or               Physician, and such medical reasons have to be more than
       replacement surgery.                                               acute conditions requiring a postponement of surgery.
       -----------------------------------------------------------------------------------------------------------------------------
       Death resulting from a condition caused by valvular heart          Basic criteria are the same as under existing Settlement
       disease or valvular repair or replacement surgery that occurred    Agreement, but Seventh Amendment requires prior or
       after the use of Pondimin(R) and/or Redux(TM), supported by a      simultaneous eligibility for benefits under Matrix Levels
       statement from the attending Board-Certified Cardiothoracic        I or II, as defined in the existing Settlement Agreement,
       Surgeon or Board-Certified Cardiologist, supported by medical      or prior or simultaneous eligibility for benefits based
       records.                                                           upon High Matrix Level Qualifying Factors, as defined in
                                                                          the Seventh Amendment.
       -----------------------------------------------------------------------------------------------------------------------------
       Mild, Moderate or Severe Valvular regurgitation, and               Basic criteria are the same as under existing Settlement
       qualification for benefits under Matrix Levels II, III or IV,      Agreement, but in the case of a supporting Matrix Level
       as defined in the Settlement Agreement, and ventricular            claim based upon ineligibility for surgery due to medical
       fibrillation or sustained ventricular tachycardia, which           reasons, the individual must have ACC/AHA Class I
       results in hemodynamic compromise.                                 indications for surgery and the medical reasons that make
                                                                          him or her ineligible for surgery have to be documented
                                                                          contemporaneously in the Diet Drug Recipient's medical
                                                                          records by the attending Board-Certified Cardiothoracic
                                                                          Surgeon or Board-Certified Cardiologist and certified to
                                                                          under penalty of perjury by an Examining Physician, and
                                                                          such medical reasons have to be more than acute conditions requiring a postponement of surgery.
------------------------------------------------------------------------------------------------------------------------------------

                        NOS. 03-2025,03-2063 AND 03-2072

                         UNITED STATES COURT OF APPEALS
                             FOR THE THIRD CIRCUIT

           IN RE DIET DRUGS (PHENTERMINE/FENFLURAMINE/DEXFENFLURAMINE)
                  PRODUCTS LIABILITY LITIGATION, MDL NO. 1203

                          FLEMING & ASSOCIATES, L.L.P.
                            APPELLANT IN NO. 03-2025

                                JOEL ZUCKERBERG
                           APPELLANTS IN NO. 03-2063

                        HARITON & D'ANGELO, LLP., ET AL.
                           APPELLANTS IN NO. 03-2072

                  APPEAL FROM THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

                           --------------------------

                           THE HON. HARVEY BARTLE III

                             MOTION TO EXTEND STAY

      The above appeals relate to an order entered by the District Court approving the Sixth Amendment to the diet drug Nationwide Class Action Settlement Agreement (the "Settlement Agreement"). By this Motion, the undersigned parties-all of the parties to those appeals-hereby request an order extending the stay of these consolidated appeals that was issued by this Court on June 9, 2004.

      The parties to all of these appeals had previously requested a stay from this Court while a further amendment (the "Seventh Amendment") to the Settlement Agreement was negotiated. Since that initial stay was issued, the Seventh Amendment agreement has been signed by the parties to that agreement and has been placed in escrow pending

                                   EXHIBIT M
satisfaction of specified conditions. On Wednesday, August 4, 2004, most of those conditions were satisfied. After the filing of this motion, the parties have only a few minor conforming changes to make in the documents and they expect that the Seventh Amendment would therefore be released from escrow very shortly.

      All of the parties to the instant appeals request that this Court extend the stay of these appeals. All parties believe that the Seventh Amendment is highly relevant to the issues in the instant appeals and that these appeals should not be decided based on the record as it existed at the time these appeals were argued. For this reason among others, the Appellants have agreed to dismiss these appeals upon final judicial approval of the Seventh Amendment.

      The Sixth Amendment, the approval of which is at issue in the instant appeals, addressed what would happen if the AHP Settlement Trust (the "Trust"), which is administering the $3.75 billion committed by Wyeth under the Settlement Agreement, were to run out of money to pay valid claimants. The Seventh Amendment, however, provides that Wyeth would increase the amount it is committing to the Settlement Agreement by depositing an additional $1.275 billion into a new fund, which would be allocated among all claimants eligible to share in that fund. The Seventh Amendment, if effectuated, will likely moot the issues raised in the instant appeals and will dramatically change the factual premises upon which these appeals were briefed and argued. The undersigned therefore request the Court to extend the stay of these appeals pending judicial approval of the Seventh Amendment.

                       BACKGROUND AND PROCEDURAL HISTORY

I.    THE SIXTH AMENDMENT AND THE SEVENTH AMENDMENT

      The Sixth Amendment to the Settlement Agreement, which is the subject of the instant appeals, provided Class Members with certain rights and benefits in the event that the funds available to the Trust proved insufficient to pay all claimants otherwise eligible for compensation. Specifically, the Sixth Amendment provided qualifying claimants with the right to sue Wyeth, subject to specified restrictions, if their valid claim was not paid by the Trust because it had exhausted its available financial resources. Some Class Members appealed the District Court's approval of the Sixth Amendment, arguing that, if the Trust was left with no money to pay their benefits, their rights would have been violated, in part because they had received insufficient notice of that risk at the time they chose not to opt out of the settlement class.

      The Sixth Amendment had been adopted to address concerns about the ability of the Trust to function in the face of the tens of thousands of claims for compensation that had been filed with the Trust. The number of such claims has substantially exceeded the estimates of the experts who testified at the fairness hearing leading to the approval of the Settlement Agreement. Many of these claims are subject to disputes about their validity. These disputes have led to protracted and contentious motions practice that has imposed a heavy burden on the District Court. The sheer volume of claims and the many disputes concerning validity have delayed resolution and payment of claims.

      More recently, in order to resolve the many issues concerning administration of the multitude of claims, including the possibility that the Trust would have insufficient funds to pay those claims, Class Counsel and counsel for a number of individual Class

Members have engaged in lengthy discussions with Wyeth regarding a proposed Seventh Amendment to the Settlement Agreement. That Seventh Amendment, if effectuated, would provide greater certainty to Class Members, provide them a fair and equitable opportunity for more expeditious compensation, minimize the transaction costs of processing claims, and reduce the burden on the District Court in resolving contested motions practice. The counsel for individual Class Members who, along with Wyeth and Class Counsel, have participated in the negotiation of the Seventh Amendment have secured support for that Amendment from lawyers who together represent a large proportion of the tens of thousands of claims for compensation benefits in the current Trust.

      The proposed Seventh Amendment addresses more comprehensively the very concerns about the possibility that the Trust would have insufficient funds to pay all legitimate claims that had earlier led to the Sixth Amendment. The Seventh Amendment would create a Supplemental Fund with a new administrative structure. If the Seventh Amendment is ultimately approved, Wyeth would deposit a total of $1.275 billion into this Fund. Claims for Matrix Level I and II benefits - i.e., compensation benefits for certain heart valve conditions other than the most serious kinds, such as those requiring valve surgery-would be shifted from the Trust to the Supplemental Fund. Those claims for Matrix Level I and II benefits constitute more than 95% of the claims on file with the Trust that contain sufficient information to assess the Matrix Level asserted. To the extent that such claims for benefits are shifted to the new Supplemental Fund, there would be an enormous decrease in the claims against the Trust corpus. Meanwhile, the Supplemental Fund would review all the claims transferred to it and would allocate to all claimants with valid claims a portion of the $1,275 billion, depending upon the claimant's medical condition, age and certain other factors specified in the Seventh Amendment.

      Claims for other conditions as set forth in the proposed Seventh Amendment (e.g., heart valve surgery), whether currently pending or arising in the future, would be submitted to the existing Trust. Because the creation of the Supplemental Fund would free the Trust from the overwhelming number of current claims for benefits, it is more likely that the Trust would have adequate funds to pay these claimants. However, even if the existing Trust were to run out of funds, under the proposed Seventh Amendment Wyeth would guarantee that there would be money available to pay these more serious claims by participants in the Seventh Amendment.

      All eligible Class Members would have the right to elect not to participate in the Seventh Amendment and to remain subject to the terms of the Settlement Agreement prior to the Seventh Amendment. All Class Members participating in the Seventh Amendment would give up any future rights to sue Wyeth in the tort system, including as provided in the Sixth Amendment, and the right to collaterally attack the Settlement Agreement.

II. PROCEDURAL HISTORY

      On May 4, 2004, Wyeth and Class Counsel (who are Appellees here) and counsel for a number of individual Class Members filed a Joint Motion for Stay with the District Court, requesting it to stay numerous disputed matters pending before that court that would be resolved by the effect of the Seventh Amendment. By order of May 6, 2004, the District Court granted that motion. See Exhibit A hereto.(1)

      When the parties requested the stay of the District Court proceedings, they also sought stays of a number of appeals pending before this Court, including the three instant consolidated appeals involving approval of the Sixth Amendment to the Settlement Agreement. All Appellants agreed to that stay motion. See Exhibit E hereto. That motion stated that "[i]n the event the proposed amendment to the Settlement Agreement is executed and finally approved by the District Court, after appropriate notice and a fairness hearing, the moving parties will move to dismiss these appeals." Exhibit E at 2.

      The Court granted a sixty-day stay, expiring on August 9, 2004. At the time, the Court stated that no further extension of the stay would be granted. Due to the changed circumstances outlined in this motion, however, the undersigned are requesting the Court to reconsider its prior order and extend the current stay.

                                    ARGUMENT

      The moving parties agree that the Seventh Amendment, if effectuated and ultimately approved, would likely moot the instant appeals relating to the Sixth Amendment. Accordingly, under the terms of the proposed Seventh Amendment, the moving parties here agreed to move to dismiss the instant appeals following final judicial approval of the Seventh Amendment. See Exhibit E at 2 ("In the event the proposed amendment to the Settlement Agreement is executed and finally approved by the District

-------------------------
(1) The District Court's stay was scheduled to expire on July 9, 2004. However, the District Court extended that stay, permitting the negotiation and drafting of the Seventh Amendment to continue during the pendency of the stay. See Exhibits B, C, and D hereto.

Court, after appropriate notice and a fairness hearing, the moving parties will move to dismiss these appeals."). All Appellants and Appellees continue to agree that the instant appeals should be dismissed upon final approval of the Seventh Amendment.

      The effectuation of the Seventh Amendment would dramatically change the factual basis upon which the instant appeals were briefed and argued. To address the concern that the existing funding of the Trust is likely to be inadequate to pay all claims, Wyeth would deposit an additional $1.275 billion into a new Supplemental Fund to pay many of the existing claimants, although in an amount likely to be less than they would have received under the original Settlement Agreement had there been enough money to pay them all. Wyeth would guarantee the availability of money to pay certain more serious claims relating to valve surgery and other serious medical conditions. In return, those Class Members who participate in the Seventh Amendment would give up any right to sue Wyeth in the tort system. Class Members who participate in the Seventh Amendment will, among other things, relinquish the Sixth Amendment Opt-Out right, which is the subject of the instant appeals, and also relinquish their rights to collateral challenges to the Settlement Agreement.

      In addition, because Wyeth would deposit additional money into a Supplemental Fund for those eligible Class Members who participate in the Seventh Amendment, the existing Trust would be relieved of the responsibility of paying those participating Class Members' pending claims. This would significantly reduce the likelihood that the existing Trust would run out of money before other claims could be paid. The prospect of a "funding insufficiency" - the only circumstance under which Sixth Amendment Opt-

Out rights could become available to Class Members-will therefore be substantially diminished.

      The factual circumstances underlying the Sixth Amendment - and these appeals - would be radically changed by the effectuation of the Seventh Amendment. For example, the parties disputed in their briefs and at oral argument whether or not the Appellants' collateral attack on the Settlement Agreement was ripe for decision in the context of these appeals. The Seventh Amendment significantly changes that dynamic, because its implementation would eliminate or at least materially reduce the prospect of a funding insufficiency on which those collateral attack arguments were based. In addition, the parties disputed whether or not the Class Notice adequately addressed the risk of a funding insufficiency, but again that argument is essentially mooted by the Seventh Amendment for the same reason.

      Although the Court has stated that it would not further extend the stay of the instant appeals, the moving parties accordingly urge the Court to reconsider that decision now that the Seventh Amendment has been signed and placed in escrow and now that the Seventh Amendment's release from escrow is imminent. The undersigned request that such a stay continue until the Seventh Amendment is approved by the District Court and all appeals of that approval have been exhausted-at which time the undersigned will move to dismiss the instant appeals. Such a stay order could also provide that, in the event that the Seventh Amendment does not become effective or is not approved by the District Court, the parties must notify the Court so that the stay can be lifted.

      All of the undersigned parties have agreed to this motion and have accordingly executed the attached separate signature pages.

                                  Respectfully submitted,

                                  The Following Counsel

August 9, 2004

        ATTORNEYS FOR WYETH, APPELLEE IN NOS. 03-2025, 03-2063, 03-2072

ARNOLD & PORTER LLP                            Robert D. Rosenbaum
399 Park Avenue                                ARNOLD & PORTER LLP
New York, NY 10022                             555 Twelfth Street, N.W.
(212) 715-1010                                 Washington, D.C. 20004
                                               (202) 942-5862
Michael T. Scott
Paul B. Kerrigan
REED SMITH LLP
2500 One Liberty Place
Philadelphia, PA 19103
(215) 851-8248

By: /s/ Peter L. Zimroth
    ------------------------------------
    Peter L. Zimroth

                      ATTORNEYS FOR APPELLANTS IN 03-2025

George M. Fleming                               Jonathan S. Massey
Sylvia Davidow                                  JONATHAN MASSEY, P.C.
Rand P. Nolen                                   3920 Northampton Street. N.W.
FLEMING & ASSOCIATES, LLP                       Washington, D.C. 20015
1330 Post Oak Boulevard, Suite 3030             (202) 686-0457
Houston, TX 77056
(713) 621-7944

Mike O'Brien
MIKE O'BRIEN, P.C.
1330 Post Oak Boulevard, Suite 2960
Houston, TX 77056
(713) 222-0088

By:/s/ Sylvia Davidow
  -------------------------------------

           CLASS COUNSEL, APPELLEE IN NOS. 03-2025, 03-2063, 03-2072

Arnold Levin                            Charles R. Parker
Michael D. Fishbein                     John Roberson
Fred S. Longer                          HILL & PARKER, P.C.
LEVIN, FISHBEIN, SEDRAN & BERMAN        5300 Memorial Drive, Suite 700
510 Walnut Street- Suite 500            Houston, TX 77007
Philadelphia, PA 19106                  (713) 868-5581
(215) 592-1500

By: /s/ [ILLEGIBLE]
    ------------------

                     ATTORNEY FOR APPELLANT IN NO. 03-2063

N. Albert Bacharach, Jr.
115 Northeast 6th Avenue
Gainesville, FL 32601-3416
(352) 378-9859

By: /s/ N. Albert Bacharach, Jr.
   --------------------------------

                    ATTORNEYS FOR APPELLANTS IN NO. 02-2072

Pan. J. Napoli                            Mario D' Angelo
Deise A. Rubin                            HARITON & D' ANGELO
NAIOLI, KAISER, BERN & ASSOCIATES         3500 Sunrise Highway, Suite T207
114 Old Country Road, Suite 116A          Great River, NY 11737
Mircola, NY 11501                         (631) 224-1133
[ILLEGIBLE] 73-8918

By: /s/ [ILLEGIBLE]
    ------------------

                             CERTIFICATE OF SERVICE

      I, Milind M. Shah, hereby certify that one true and correct copy of the foregoing Motion to Extend Stay was served this 10th day of August, 2004, upon the following, by first class mail:

Arnold Levin, Esq.                              Charles R. Parker, Esq.
Michael D. Fishbein, Esq.                       John Roberson, Esq.
Fred S. Longer, Esq.                            Hill & Parker, P.C.
Levin, Fishbein, Sedran & Berman                5300 Memorial Drive, Suite 700
510 Walnut Street                               Houston, TX 77007
Suite 500
Philadelphia, PA 19106

George M. Fleming, Esq.                         Jonathan Massey, Esq.
Sylvia Davidow, Esq.                            Jonathan Massey, P.C.
Rand P. Nolen, Esq.                             3920 Northampton Street, N.W.
Scott A. Love, Esq.                             Washington, DC 20015
Fleming & Associates, L.L.P.
1330 Post Oak Boulevard,
Suite 3030
Houston, TX 77056

Mike O'Brien, Esq.                              N. Albert Bacharach, Jr., Esq.
Mike O'Brien, P.C.                              115 Northeast 6th Avenue
1330 Post Oak Boulevard,                        Gainesville, FL 32601-3416
Suite 2960
Houston, TX 77056

Paul J. Napoli, Esq.                            Mario D'Angelo, Esq.
Denise A. Rubin, Esq.                           Hariton & D'Angelo
Napoli, Kaiser, Bern & Associates               3500 Sunrise Highway, Suite T207
114 Old Country Road, Suite 116A                Great River, NY 11737
Mincola, NY 11501

                                                By: /s/ Milind M. Shah
                                                    ----------------------------
                                                    Milind M. Shah

    NOS. 02-4502, 02-4614, 02-4615, 02-4617, 03-1007, 02-4378, AND 03-3740

                         UNITED STATES COURT OF APPEALS
                              FOR THE THIRD CIRCUIT

          IN RE DIET DRUGS (PHENTERMINE/FENFLURAMINE/DEXFENFLURAMINE)
                  PRODUCTS LIABILITY LITIGATION, MDL NO. 1203

                         HARITON & D'ANGELO, LLP, et al.
                APPELLANTS IN NOS. 02-4502, 02-4378, AND 03-3740

                          FLEMING & ASSOCIATES, L.L.P.
                            APPELLANT IN NO. 02-4614

                                 CLASS MEMBERS
                           APPELLANTS IN NO. 02-4615

                        WILLIAMS BAILEY LAW FIRM, et al.
                           APPELLANTS IN NO. 02-4617

                             LYNETTE TAYLOR, et al.
                           APPELLANTS IN NO. 03-1007

                 APPEALS FROM THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

                           THE HON. HARVEY BARTLE III

                             MOTION TO EXTEND STAY

      The above appeals relate to orders entered by the District Court in connection with the processing of claims for "Matrix" compensation under the diet drug Nationwide Class Action Settlement Agreement (the "Settlement Agreement"). ("Matrix" level compensation is that compensation, sometimes substantial, for those with specified medical conditions.) By this Motion, Appellees Wyeth and Class Counsel and all Appellants request an order extending the stay of these appeals that was issued by this

Court on May 27, 2004. (The other Appellee, the AHP Settlement Trust (the "Trust"), does not oppose the relief requested herein.)

      The parties to these appeals (except for the Trust, which did not oppose the relief requested) had previously requested a stay from this Court while an amendment (the "Seventh Amendment") to the Settlement Agreement was negotiated. Since that initial stay was issued, the Seventh Amendment agreement has been signed by the parties to that agreement and has been placed in escrow pending satisfaction of specified conditions. On Wednesday, August 4, 2004, most of these conditions were satisfied. After the filing of this motion, the parties have only a few minor conforming changes to make in the documents, and they expect that the Seventh Amendment will therefore be released from escrow very shortly.

      The moving parties to the instant appeals request that this Court extend the stay of these appeals. The parties believe that the Seventh Amendment is highly relevant to the issues in the instant appeals and that these appeals should not be decided based on the record as it existed at the time these appeals were argued. For this reason among others, the Appellants have agreed to dismiss these appeals upon final judicial approval of the Seventh Amendment.

      The instant appeals involve the Trust's administration of claims from the $3.75 billion fund committed by Wyeth under the Settlement Agreement. The Seventh Amendment provides that Wyeth would increase the amount it is committing to the Settlement Agreement by depositing an additional $1.275 billion into a new fund, which would be allocated among all claimants eligible to share in that fund. The Seventh Amendment, if effectuated, will likely moot the issues raised in the instant appeals and will dramatically change the factual premises upon which these appeals were briefed and argued. The undersigned therefore request the Court to extend the stay of these appeals pending judicial approval of the Seventh Amendment.

                       BACKGROUND AND PROCEDURAL HISTORY

I.    BACKGROUND REGARDING THE SEVENTH AMENDMENT

      Class Counsel, Wyeth, and counsel for many individual Class Members have had concerns about the ability of the AHP Settlement Trust (the "Trust") to function in the face of the tens of thousands of claims for compensation that have been filed with the Trust. The number of such claims has substantially exceeded the estimates of the experts who testified at the fairness hearing leading to the approval of the Settlement Agreement. Many of these claims are subject to disputes about their validity. These disputes have led to protracted and contentious motions practice that has imposed a heavy burden on the District Court. The sheer volume of claims and the many disputes concerning validity have delayed resolution and payment of claims.

      The instant appeals arise from such proceedings concerning the multitude of claims filed with the Trust. Specifically, the five consolidated appeals at Docket Nos. 02-4502, 02-4614, 02-4615, 02-4617, and 03-1007 arise from an order of the District Court requiring all Matrix claims for compensation benefits filed with the Trust to be "audited," i.e., reviewed by cardiologists retained by the Trust. The other set of appeals (Docket Nos. 02-4378 and 03-3740) arise from an evidentiary hearing concerning certain claims that were submitted by a consortium of law firms and that were certified by two doctors working with the law firms. Following that hearing, the District Court ordered, among other things, that the Trust had the authority to audit all claims filed by the law firms or certified by doctors subject to the hearing.

      More recently, in order to resolve the many issues concerning administration of the multitude of claims, including the possibility that the Trust would have insufficient funds to pay those claims, Class Counsel and counsel for a number of individual Class Members have engaged in lengthy discussions with Wyeth regarding a proposed Seventh Amendment to the Settlement Agreement. That Seventh Amendment, if effectuated, would provide greater certainty to Class Members, provide them a fair and equitable opportunity for more expeditious compensation, minimize the transaction costs of processing claims, and reduce the burden on the District Court in resolving contested motions practice. The counsel for individual Class Members who, along with Wyeth and Class Counsel, have participated in the negotiation of the Seventh Amendment have secured support for that Amendment from lawyers who together represent a large proportion of the tens of thousands of claims for compensation benefits in the current Trust.

      Most significantly for the instant appeals, the proposed Seventh Amendment would create a Supplemental Fund with a new administrative structure. If the Seventh Amendment is ultimately approved, Wyeth would deposit a total of $1.275 billion into this Fund. Claims for Matrix Level I and II benefits - i.e., compensation benefits for certain heart valve conditions other than the most serious kinds, such as those requiring valve surgery - would be shifted from the Trust to the Supplemental Fund. Those claims for Matrix Level I and II benefits constitute more than 95% of the remaining Matrix claims on file with the Trust that contain sufficient information to assess the Matrix Level asserted. To the extent that such claims for benefits are shifted to the new Supplemental Fund, there will be an enormous decrease in claims against the Trust corpus. Meanwhile, the Supplemental Fund would review all of the claims transferred to it and would allocate to all claimants with valid claims a portion of the $1.275 billion, depending upon the claimant's medical condition, age, and certain other factors specified in the Seventh Amendment. Level I and Level II claims by Class Members participating in the Seventh Amendment would not be subject to the Trust's audit but would instead be subject to the processes of the new Fund set forth in the Seventh Amendment.

      Claims for other conditions as set forth in the proposed Seventh Amendment (e.g. heart valve surgery), whether currently pending or arising in the future, would be submitted to the existing Trust. Because the creation of the Supplemental Fund would free the Trust from the overwhelming number of current claims for benefits, it is more likely that the Trust would have adequate funds to pay these claimants. However, even if the existing Trust were to run out of funds, under the proposed Seventh Amendment, Wyeth would guarantee that there would be money available to pay those more serious claims by participants in the Seventh Amendment.

      All eligible Class Members would have the right to elect not to participate in the Seventh Amendment and to remain subject to the terms of the Settlement Agreement prior to the Seventh Amendment. All Class Members participating in the Seventh Amendment would give up any rights to sue Wyeth in the tort system and the right to collaterally attack the Settlement Agreement.

II.   PROCEDURAL HISTORY

      On May 4.2004, Wyeth and Class Counsel (who are Appellees here) and counsel for a number of individual Class Members filed a Joint Motion for Stay with the District Court, requesting it to stay numerous disputed matters pending before that court that would be resolved by effect of the Seventh Amendment. By order of May 6, 2004, the District Court granted that motion. See Exhibit A hereto.(1)

      When the parties requested the stay of the District Court proceedings, they also sought stays of a number of appeals pending before this Court, including the appeals here involving the audit of claims for Matrix compensation. All Appellants agreed to that stay motion. See Exhibit E hereto. That motion stated that "[i]n the event the proposed amendment to the Settlement Agreement is executed and finally approved by the District Court, after appropriate notice and a fairness hearing, the moving parties will move to dismiss their respective appeals." Exhibit E at 2.

      The Court granted a sixty-day stay, expiring on July 26, 2004. The parties respectfully request that the Court extend that stay.

                                    ARGUMENT

      The moving parties agree that the Seventh Amendment, if effectuated and ultimately approved, would likely resolve the concerns of the parties to the instant appeals. Accordingly, under the terms of the proposed Seventh Amendment, the moving parties here agreed to move to dismiss the instant appeals following final judicial

----------------------------
(1) The District Court's stay was scheduled to expire on July 9, 2004. However, the District Court extended that stay, permitting the negotiation and drafting of the Seventh Amendment to continue during the pendency of the stay. See Exhibits B, C, and D hereto.

approval of the Seventh Amendment. See Exhibit E at 2 ("In the event the proposed amendment to the Settlement Agreement is executed and finally approved by the District Court, after appropriate notice and a fairness hearing, the moving parties will move to dismiss their respective appeals."). All Appellants and Appellees Wyeth and Class Counsel continue to agree that the instant appeals should be dismissed upon final approval of the Seventh Amendment.(2)

      The effectuation of the Seventh Amendment would dramatically change the factual basis upon which the instant appeals were briefed and argued. The claims of Class Members participating in the Seventh Amendment and who are asserting "Matrix Level I and II" claims (the types of claims that comprise the vast majority of the claims for Matrix benefits submitted to the Trust) would be processed by a new claims facility under new procedures. These claims will no longer be subject to the audit procedures used by the existing Trust and that are at issue in the instant appeals.

      The parties accordingly urge the Court to extend its previous stay now that the Seventh Amendment has been signed and placed in escrow. The parties request that such a stay continue until the Seventh Amendment is approved by the District Court and all appeals of that approval have been exhausted - at which time the parties will move to dismiss the instant appeals. Such a stay order could also provide that, in the event that the Seventh Amendment does not become effective or is not approved by the District Court, the parties must notify the Court so that the stay can be lifted.

---------------------------
(2) Although the other Appellee, the AHP Settlement Trust, has not joined in this motion, they do not oppose the relief requested, as reflected on their signature page.

      All of the parties have agreed to this motion and have accordingly executed the attached separate signature pages.

                                        Respectfully submitted,

                                        The Following Counsel

August 10, 2004

   ATTORNEYS FOR WYETH, APPELLEE IN NOS. 02-4502, 02-4614, 02-461.5, 02-4617,
                           03-1007, 02-4378, 03-3740

Peter L. Zimroth                                Robert D. Rosenbaum
ARNOLD & PORTER LLP                             ARNOLD & PORTER LLP
399 Park Avenue                                 555 Twelfth Street, N.W.
New York, NY 10022                              Washington, D.C. 20004
(212) 715-1010                                  (202) 942-5862

Michael T. Scott
Paul B. Kerrigan
REED SMITH LLP
2500 One Liberty Place
Philadelphia, PA 19103
(215) 851-8248

By: /s/ Peter L. Zimroth
  ----------------------------

      CLASS COUNSEL, APPELLEE IN NOS. 02-4502, 02-4614, 02-4615, 02-4617,
                           03-1007, 02-4378, 03-3740

Arnold Levin
Michael D. Fishbein
Fred S. Longer
LEVIN, FISHBEIN, SEDRAN & BERMAN
510 Walnut Street - Suite 500
Philadelphia, PA 19106
(215) 592-1500

By: [ILLEGIBLE]
    ---------------------------

         ATTORNEYS FOR AHP SETTLEMENT TRUST, APPELLEE IN NOS. 02-4502,
              02-4614, 02-4615, 02-4617, 03-1007, 02-4378, 03-3740

DOES NOT OPPOSE THE RELIEF REQUESTED:

Andrew A. Chirls
Abbe F. Fletman
Deena B. Beard
WOLF, BLOCK, SCHORR AND
SOLIS-COHEN LLP
1650 Arch Street 22nd Floor
Philadelphia, PA 19103
(215) 977-2472

By: /s/ Abbe F. Fletman
    --------------------------

                    ATTORNEYS FOR APPELLANTS IN NO. 02-4614

George M. Fleming                               Jonathan Massey
Sylvia Davidow                                  JONATHAN MASSEY, P.C.
Rand P. Nolen                                   3920 Northampton Street. N.W.
FLEMING & ASSOCIATES, LLP                       Washington, D.C. 20015
1330 Post Oak Boulevard, Suite 3030             (202) 686-0457
Houston, TX 77056
(713)621-7944

Mike O'Brien
MIKE O'BRIEN, P.C.
1330 Post Oak Boulevard, Suite 2960
Houston, TX 77056
(713) 222-0088

By: /s/ Sylvia Davidow
    -------------------------

                    ATTORNEYS FOR APPELLANTS IN NO. 02-4615

Thomas E. Mellon, Jr.                       Jonathan Massey
John A. Corr                                JONATHAN MASSEY, P. C.
Steven A. Corr                              3920 Northampton Street. N.W.
MELLON, WEBSTER & SHELLY                    Washington, D.C. 20015
87 North Broad Street                       (202) 686-0457
Doylestown, PA 18901
(215) 348-7700

C.L. ("Mike") Schmidt                       L. Kent Clay
THE SCHMIDT FIRM                            CLAY & CROW, L.L.P.
8401 N. Central Expressway, Suite 880       12222 Merit Drive, Suite 1490
Dallas, TX 75225                            Dallas, TX 75251
(214) 521-4898                              (972) 980-409

Michael P. McGartland
MCGARTLAND & BORCHARDT
1300 South University Drive, Suite 500
Fort Worth, TX 76107
(817) 332-9300

By: /s/ Thomas E. Mellon, Jr.
    ---------------------------------

                    ATTORNEYS FOR APPELLANTS IN NO. 02-4617

Robert E.J. Curran                              John Eddie Williams, Jr.
CURRAN & BYRNE                                  John Boundas
606 East Baltimore Pike                         Avram J.Blair
P.O. Box 30                                     G. Erick Rosemond
Media, PA 19063                                 WILLIAMS BAILEY LAW FIRM, L.L.P.
(610)565-4322                                   8441 Gulf Freeway, Suite 600
                                                Houston, TX 77017
                                                (713) 230-2200

Edward F. Blizzard                              Jonathan Massey
BLIZZARD, MCCARTHY & NABERS, L.L.P.             JONATHAN MASSEY, P.C.
440 Louisiana, Suite 1700                       3920 Northampton Street. N.W.
Houston, TX 77002                               Washington, D.C. 20015
(713) 844-3750                                  (202) 686-0457

By: /s/ Robert E.J. Curran
    ---------------------------

            ATTORNEYS FOR APPELLANTS IN NO. 02-4502,02-4378,03-3740

Paul J. Napoli                              Mario D'Angelo
Denise A. Rubin                             HARITON & D'ANGELO
NAPOLI, KAISER, BERN & ASSOCIATES           3500 Sunrise Highway, Suite T207
3500 Sunrise Highway, Suite T-207           Great River, NY 11737
Great River, NY 11739                       (631) 224-1133
(212)267-3700

Arlin M. Adams                              Jonathan Massey
SCHNADER HARRISON SEGAL & LEWIS,            JONATHAN MASSEY, P.C.
LLP                                         3920 Northampton Street. N.W.
1600 Market Street, Suite 3600              Washington, D.C. 20015
Philadelphia, PA 19103                      (202) 686-0457
(215)751-2000

Abraham C. Reich                            Brian Isaac
Fox ROTHSCHILD                              POLLACK, POLLACK, ISAAC & DECicco
2000 Market Street                          225 Broadway
10th Floor                                  New York, NY 10007
Philadelphia, PA 19103                      (212) 233-8100
(215) 233-8100

                By: (ILLEGIBLE)
                  -------------------------

                    ATTORNEYS FOR APPELLANTS IN NO. 03-1007

Michael J. Miller                       Jonathan Massey
MILLER & ASSOCIATES                     JONATHAN MASSEY, P.C.
105 North Alfred Street                 3920 Northampton Street. N.W.
Alexandria, VA 22314                    Washington, D.C. 20015
(703)519-8080                           (202) 686-0457

Michele A. DiMartino
Christopher A. Gomez
MILLER & ASSOCIATES
555 East City Line Ave.
Suite 910
Bala Cynwyd, PA 19004
(610) 660-0622

By: /s/ [ILLEGIBLE]
    -------------------------

                             CERTIFICATE OF SERVICE

      I, Milind M. Shah, hereby certify that one true and correct copy of the foregoing Motion to Extend Stay was served this 10th day of August, 2004, upon the following, by first class mail:

Arnold Levin, Esq.                        George M. Fleming, Esq.
Michael D. Fishbein, Esq.                 Sylvia Davidow, Esq.
Fred S. Longer, Esq.                      Rand P. Nolen, Esq.
Levin, Fishbein, Sedran & Berman          Scott A. Love, Esq.
510 Walnut Street                         Fleming & Associates, L.L.P.
  Suite 500                               1330 Post Oak Boulevard,
Philadelphia, PA 19106                      Suite 3030
Fax: (215) 592-4663                       Houston, TX 77056
                                          Fax: (713) 621-9638

Mike O'Brien, Esq.                        Jonathan Massey, Esq.
Mike O'Brien, P.C.                        Jonathan Massey, P.C.
1330 Post Oak Boulevard,                  3920 Northampton Street, N.W.
Suite 2960                                Washington, DC 20015
Houston, TX 77056                         Fax: (202) 686-0497
Fax: (713) 222-0888

Abraham C. Reich                          Mario D'Angelo
Fox Rothschild                            Hariton & D'Angelo
2000 Market Street                        3500 Sunrise Highway, Suite T207
10th Floor                                Great River, NY 11737
Philadelphia, PA 19103                    Fax:(631) 224-4774
Fax: (215) 299-2150

Paul J. Napoli                            Arlin M. Adams
Denise A. Rubin                           Schnader Harrison Segal & Lewis, LLP
Napoli, Kaiser, Bern & Associates         1600 Market Street, Suite 3600
114 Old Country Road, Suite 116A          Philadelphia, PA 19103
Mineola,NY 11501                          Fax: (215) 751-2205
Fax:(212) 587-0031

Brian Isaac                               Thomas E. Mellon, Jr.
Pollack, Pollack, Isaac & DeCicco         John A. Corr
225 Broadway                              Steven A. Corr
New York, NY 10007                        Mellon, Webster & Shelly
Fax: (212) 766-4380                       87 North Broad Street
                                          Doylestown, PA 18901
                                          Fax: (215) 348-0171

C.L. ("Mike") Schmidt                        L. Kent Clay
The Schmidt Firm                             Clay & Crow, L.L.P.
8401 N. Central Expressway, Suite 880        12222 Merit Drive, Suite 1490
Dallas, TX 75225                             Dallas, TX 75251
Fax: (214) 521-9995                          Fax:(972) 980-4099

Michael P. McGartland                        Robert E.J. Curran
McGartland & Borchardt                       Curran & Byrne
1300 South University Drive, Suite 500       606 East Baltimore Pike
Fort Worth, TX 76107                         P.O. Box 30
Fax: (817) 332-9301                          Media, PA 19063
                                             Fax:(610) 565-9531

John Eddie Williams, Jr.                     Edward F. Blizzard
John Boundas                                 Blizzard, McCarthy & Nabers, L.P.P.
Avram J. Blair                               440 Louisiana, Suite 1700
G. Erick Rosemond                            Houston, TX 77002
Williams Bailey Law Firm, L.L.P.             Fax:(713) 844-3755
8441 GulfFreeway, Suite 600
Houston, TX 77017
Fax: (713) 643-6226

Michael J. Miller, Esq.                      Michele A. DiMartino
Miller & Associates                          Christopher A. Gomez
809 Cameron Street                           Miller & Associates
Alexandria, VA 22314                         555 East City Line Ave.
Fax:(703) 519-8084                           Suite 910
                                             Bala Cynwyd, PA 19004
Andrew A. Chirls                             Fax:(610) 660-0628
Abbe F. Fletman
Robyn D. Levitan
AHP SETTLEMENT TRUST
Wolf, Block, Schorr & Solis- Cohen 1650
Arch Street 22nd Floor
Philadelphia, PA 19103
Fax:(215) 405-2572

                                             By: /s/ Milind M. Shah
                                                -------------------------------
                                                Milind M. Shah

                            NOS. 03-3650 AND 03-3741

                         UNITED STATES COURT OF APPEALS
                             FOR THE THIRD CIRCUIT

          IN RE DIET DRUGS (PHENTERMINE/FENFLURAMINE/DEXFENFLURAMINE)
                  PRODUCTS LIABILITY LITIGATION, MDL NO. 1203

                              CLARA CLARK, ET AL.,
                             APPELLANTS IN 03-3650

                        HARITON & D'ANGELO, LLP, ET AL.,
                             APPELLANTS IN 03-3741

                 APPEALS FROM THE UNITED STATES DISTRICT COURT
                    FOR THE EASTERN DISTRICT OF PENNSYLVANIA

                           THE HON. HARVEY BARTLE III

                             MOTION TO EXTEND STAY

      These appeals relate to an order entered by the District Court denying a motion to discharge the Class Counsel who negotiated the diet drug Nationwide Class Action Settlement Agreement (the "Settlement Agreement") with Wyeth. By this Motion, all Appellants and all Appellees request an order extending the stay of these appeals that was issued by the Court on May 25, 2004.

      The parties to these appeals had previously requested a stay from this Court during the negotiation of an amendment (the "Seventh Amendment") to the Settlement Agreement. Since that initial stay was issued, the Seventh Amendment agreement has been signed by the parties to that agreement and has been placed in escrow pending satisfaction of specified conditions. On Wednesday, August 4, 2004, most of these conditions were satisfied. After the filing of this motion, the parties have only a few minor conforming changes to make in the documents, and they expect that the Seventh Amendment will therefore be released from escrow very shortly.

      The moving parties to the instant appeals request that this Court extend the stay of these appeals. The parties believe that the Seventh Amendment is highly relevant to the issues in the instant appeals and that these appeals should not be decided based on the record as it existed at the time these appeals were argued. For this reason among others, the Appellants have agreed to dismiss these appeals upon final judicial approval of the Seventh Amendment.

      The instant appeals involve the denial of certain Class Members' request to remove the Class Counsel who negotiated the Settlement Agreement, which included in its terms a $3.75 billion fund committed by Wyeth. The Seventh Amendment provides that Wyeth would increase the amount it is committing to the Settlement Agreement by depositing an additional $1.275 billion into a new fund, which would be allocated among all claimants eligible to share in the new fund. The Seventh Amendment, if effectuated, will likely moot the issues raised in the instant appeals and will dramatically change the factual premises upon which these appeals were briefed and argued. The undersigned therefore request the Court to extend the stay of these appeals pending judicial approval of the Seventh Amendment.

                       BACKGROUND AND PROCEDURAL HISTORY

I.    BACKGROUND REGARDING THE SEVENTH AMENDMENT

      Class Counsel, Wyeth, and counsel for many individual Class Members have had concerns about the ability of the AHP Settlement Trust (the "Trust") to function in the face of the tens of thousands of claims for compensation that have been filed with the Trust. The number of such claims has substantially exceeded the estimates of the experts who testified at the fairness hearing leading to the approval of the Settlement Agreement. Many of these claims are subject to disputes about their validity. These disputes have led to protracted and contentious motions practice that has imposed a heavy burden on the District Court. The sheer volume of the claims and the many disputes concerning validity have delayed resolution and payment of claims.

      The instant appeals arose from a contentious dispute before the District Court regarding the Class Counsel who had negotiated the Settlement Agreement with Wyeth. Appellants sought to discharge Class Counsel, arguing that Class Counsel had not properly represented the Class.

      More recently, in order to resolve the many issues concerning administration of the multitude of claims, including the possibility that the Trust would have insufficient funds to pay those claims, Class Counsel and counsel for a number of individual Class Members have engaged in lengthy discussions with Wyeth regarding a proposed Seventh Amendment to the Settlement Agreement. That Seventh Amendment, if effectuated, would provide greater certainty to Class Members, provide them a fair and equitable opportunity for more expeditious compensation, minimize the transaction costs of processing claims, and reduce the burden on the District Court in resolving contested motions practice. The counsel for individual Class Members who, along with Wyeth and Class Counsel, have participated in the negotiation of the Seventh Amendment have secured support for that Amendment from lawyers who together represent a large proportion of the tens of thousands of claims for compensation benefits in the current Trust.

      The proposed Seventh Amendment would create a Supplemental Fund with a new administrative structure. If the Seventh Amendment is ultimately approved, Wyeth would deposit a total of $1.275 billion into this Fund. Claims for Matrix Level I and II benefits - i.e., compensation benefits for certain heart valve conditions other than the most serious kinds, such as those requiring valve surgery - would be shifted from the Trust to the Supplemental Fund. Those claims for Matrix Level I and II benefits constitute more than 95% of the remaining Matrix claims on file with the Trust that contain sufficient information to assess the Matrix Level asserted. To the extent that such claims for benefits are shifted to the new Supplemental Fund, there will be an enormous decrease in claims against the Trust corpus. Meanwhile, the Supplemental Fund would review all of the claims transferred to it and would allocate to all claimants with valid claims a portion of the $1.275 billion, depending upon the claimant's medical condition, age, and certain other factors specified in the Seventh Amendment.

      Claims for other conditions as set forth in the proposed Seventh Amendment (e.g. heart valve surgery), whether currently pending or arising in the future, would be submitted to the existing Trust. Because the creation of the Supplemental Fund would free the Trust from the overwhelming number of current claims for benefits, it is more likely that the Trust would have adequate funds to pay these claimants. However, even if the existing Trust were to ran out of funds, under the proposed Seventh Amendment, Wyeth would guarantee that there would be money available to pay those more serious claims by participants in the Seventh Amendment.

      All eligible Class Members would have the right to elect not to participate in the Seventh Amendment and to remain subject to the terms of the Settlement Agreement prior to the Seventh Amendment. All Class Members participating in the Seventh Amendment would give up any rights to sue Wyeth in the tort system and the right to collaterally attack the Settlement Agreement.

II.   PROCEDURAL HISTORY

      On May 4, 2004, Wyeth and Class Counsel (who are Appellees here) and counsel for a number of individual Class Members filed a Joint Motion for Stay with the District Court, requesting it to stay numerous disputed matters pending before that court that would be resolved by effect of the Seventh Amendment. By order of May 6, 2004, the District Court granted that motion. See Exhibit A hereto.(1)

      When the parties requested the stay of the District Court proceedings, they also sought stays of a number of appeals pending before this Court, including the appeals here involving the District Court's order denying a motion to discharge Class Counsel. All Appellants agreed to that stay motion. See Exhibit E hereto. That motion stated that "[i]n the event the proposed amendment to the Settlement Agreement is executed and finally approved by the District Court, after appropriate notice and a fairness hearing, the moving parties will move to dismiss these appeals." Exhibit E at 2.

      This Court granted a sixty-day stay, expiring on July 26, 2004. The parties respectfully request that the Court extend that stay.

----------------------------
(1) The District Court's stay was scheduled to expire on July 9, 2004. However, the District Court extended that stay, permitting the negotiation and drafting of the Seventh Amendment to continue during the pendency of the stay. See Exhibits B, C, and D hereto.

                                    ARGUMENT

      The moving parties agree that the Seventh Amendment, if effectuated and ultimately approved, would resolve the concerns of the parties to the instant appeals. Accordingly, under the terms of the proposed Seventh Amendment, the moving parties here agreed to move to dismiss the instant appeals following final judicial approval of the Seventh Amendment. See Exhibit E at 2 ("In the event the proposed amendment to the Settlement Agreement is executed and finally approved by the District Court, after appropriate notice and a fairness hearing, the moving parties will move to dismiss these appeals."). All Appellants and all Appellees continue to agree that the instant appeals should be dismissed upon final approval of the Seventh Amendment.

      The parties accordingly urge the Court to extend its previous stay now that the Seventh Amendment has been signed and placed in escrow. The parties request that such a stay continue until the Seventh Amendment is approved by the District Court and all appeals of that approval have been exhausted - at which time the parties to these appeals will move to dismiss the instant appeals. Such a stay order could also provide that, in the event that the Seventh Amendment does not become effective or is not approved by the District Court, the parties must notify the Court so that the stay can be lifted.

      All of the parties have agreed to this motion and have accordingly executed the attached separate signature pages.

                                        Respectfully submitted,

                                        The Following Counsel

August 10, 2004

             ATTORNEYS FOR WYETH, APPELLEE IN NOS. 03-3650, 03-3741

Peter L. Zimroth                        Robert D. Rosenbaum
ARNOLD & PORTER LLP                     ARNOLD & PORTER LLP
399 Park Avenue                         555 Twelfth Street, N.W.
New York, NY 10022                      Washington, D.C. 20004
(212) 715-1010                          (202) 942-5862

Michael T. Scott
Paul B. Kerrigan
REED SMITH LLP
2500 One Liberty Place
Philadelphia, PA 19103
(215) 851-8248

By: /s/ Peter L. Zimroth
  --------------------------------

                CLASS COUNSEL, APPELLEE IN NOS. 03-3650, 03-3741

Arnold Levin                            Samuel Issacharoff
Michael D. Fishbein                     435 West 116th Street
Fred S. Longer                          New York, NY 10027
LEVIN, FISHBEIN, SEDRAN & BERMAN        (212) 854-2527
510 Walnut Street - Suite 500
Philadelphia, PA 19106
(215) 592-1500

By: [ILLEGIBLE]
  ---------------------------

                      ATTORNEYS FOR APPELLANTS IN 03-3650

George M. Fleming                       Jonathan S. Massey
Sylvia Davidow                          JONATHAN MASSEY, P.C.
Rand P. Nolen                           3920 Northampton Street. N.W.
FLEMING & ASSOCIATES, LLP               Washington, D.C. 20015
1330 Post Oak Boulevard, Suite 3030     (202) 686-0457
Houston, TX 77056
(713) 621-7944

Mike O'Brien                            Thomas C. Goldstein
MIKE O'BRIEN, P.C.                      GOLDSTEIN & HOWE, P.C.
1330 Post Oak Boulevard, Suite 2960     4607 Asbury Place N.W.
Houston, TX 77056                       Washington, DC 20026-4324
(713) 222-0088                          (202) 237-7543


By: /s/ Sylvia Davidow
  -------------------------------

                    ATTORNEYS FOR APPELLANTS IN NO. 03-3741

Paul J. Napoli                          Mario D'Angelo
Denise A. Rubin                         HARITON & D'ANGELO
NAPOLI, KAISER, BERN & ASSOCIATES       3500 Sunrise Highway, Suite T207
114 Old Country Road, Suite 116A        Great River, NY 11737
Mineola, NY 11501                       (631) 224-1133
(516) 873-8918

By: [ILLEGIBLE]
  ---------------------------------

                             Certificate of Service

      I, Milind M. Shah, hereby certify that one true and correct copy of the foregoing Motion to Extend Stay was served this 10th day of August, 2004, upon the following, by first class mail:

Arnold Levin, Esq.                      Samuel Issacharoff, Esq.
Michael D. Fishbein, Esq.               435 West 116th Street
Fred S. Longer, Esq.                    New York, NY 10027
Levin, Fishbein, Sedran & Berman
510 Walnut Street
Suite 500
Philadelphia, PA 19106

George M. Fleming, Esq.                 Thomas C. Goldstein, Esq.
Sylvia Davidow, Esq.                    Goldstein & Howe, P.C.
Rand P. Nolen, Esq.                     4607 Asbury Place, N.W.
Scott A. Love, Esq.                     Washington, DC 20026-4324
Fleming & Associates, L.L.P.
1330 Post Oak Boulevard,
   Suite 3030
Houston, TX 77056

Mike O'Brien, Esq.                      Jonathan Massey, Esq.
Mike O'Brien, P.C.                      Jonathan Massey, P.C.
1330 Post Oak Boulevard,                3920 Northampton Street, N.W.
   Suite 2960                           Washington, DC 20015
Houston, TX 77056

Paul J. Napoli, Esq.                    Mario D'Angelo, Esq.
Denise A. Rubin, Esq.                   Hariton & D'Angelo
Napoli, Kaiser, Bern & Associates       3500 Sunrise Highway, Suite T207
114 Old Country Road, Suite 116A        Great River, NY 11737
Mineola, NY 11501

                                        By: /s/ Milind M. Shah
                                          ------------------------------
                                            Milind M. Shah